UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No. 2)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Bannix Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐ No fee required.

☐ Fee paid previously with preliminary materials.

☒Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

1

PROXY STATEMENT FOR SPECIAL MEETING OF

BANNIX ACQUISITION CORP.

FOR 85,000,000 SHARES OF COMMON STOCK

All of the members of the board of directors of Bannix Acquisition Corp., a Delaware corporation (“Bannix”), voting on the transaction approved the Business Combination Agreement, dated as of June 23, 2023 (such agreement as amended from time to time, the “Business Combination Agreement”), by and among Bannix, EVIE Autonomous Group Ltd., a private company newly formed under the Laws of England and Wales (the “Company” or “EVIE”), and the shareholder of the Company (the “Company Shareholder”), pursuant to which, subject to the satisfaction or waiver of certain conditions precedent in the Business Combination Agreement, the following transactions will occur: the acquisition by Bannix of all of the issued and outstanding share capital of the Company from the Company Shareholder in exchange for the issuance of 85,000,000 new shares of common stock of Bannix, $0.01 par value per share (the “Common Stock”), pursuant to which the Company will become a direct wholly owned subsidiary of Bannix (the “Share Acquisition”) and (b) the other transactions contemplated by the Business Combination Agreement and the Ancillary Documents referred to therein (the “Business Combination”). EVIE is a pre-revenue company with fully developed, ready to install intellectual properties as level 4 autonomous technology stack that any OEM can install on their own equipment enable it to self-drive and operate. In connection with the consummation of the Business Combination, Bannix will change its corporate name to “[*]” In this proxy statement, when we refer to “Evie,” we mean EVIE Autonomous Group Ltd. prior to the consummation of the Business Combination, and when we refer to “New Bannix” or the “Combined Company” we mean Bannix, under its new corporate name after the consummation of the Business Combination.

As part of the Transaction, on or about July 12, 2023, Bannix filed with the United Kingdom Cabinet Office a notification under the National Security and Investment Act 2021 (the “Act”) in relation to the acquisition of EVIE, which is required by the Act (the “Notification”). On September 6, 2023, Bannix was notified by the U.K. Cabinet Office, Risk Identification and Review Investment Security Unit, that the Secretary of State has considered the notification and approved it. With such approval, in accordance with section 14 of the Act, the Secretary of State has determined that he will be taking no further action in relation to the acquisition of EVIE by the Company.

On August 8, 2023, Bannix entered into a Patent Purchase Agreement (“PPA”) with GBT Tokenize Corp. (“Tokenize”). Tokenize is 50% owned of GBT Technologies Inc. (“GBT”) and 50% owned by Magic Internacional Argentina FC, S.L. (“Magic”). Magic is controlled by Sergio Fridman who has no connection to Bannix or any of its directors or sponsors GBT provided its consent, to acquire the entire right, title, and interest of certain patents and patent applications providing an intellectual property basis for a machine learning driven technology that controls radio wave transmissions, analyzes their reflections data, and constructs 2D/3D images of stationary and in motion objects, (the “Patents”). There are no current arrangements between the executive officers and the board of directors of either GBT or Bannix’s executive officers, directors or stockholders holding in excess of other company’s issued and outstanding securities. The closing date of the PPA will immediately follow the closing of the Business Combination. The Purchase Price is set at 5% of the consideration that Bannix is paying to the shareholders of EVIE Group in connection with the Business Combination. The BCA sets the consideration to be paid by Bannix at $850 million and, in turn, the consideration in the PPA to be paid to Tokenize is $42.5 million. If the final Purchase Price is less than $30 million, Tokenize has the option to cancel the PPA. In accordance therewith, Bannix agrees to pay, issue and deliver to Tokenize, $42,500,000 in series A preferred stock to Tokenize, which such terms will be more fully set forth in the Series A Preferred Stock Certificate of Designation to be filed with the Secretary of State of the State of prior to the closing. The 42,500 Series A Preferred Stock will have stated value of face value of $1,000 per share and is convertible, at the option of Tokenize, into shares of common stock of Bannix at 5% discount to the VWAP during the 20 trading days prior to conversion, and in any event not less than $1.00. The Series A Preferred Stock will not have voting rights and will be entitled to dividends only in the event of liquidation. The Series A Preferred Stock will have a 4.99% beneficial ownership limitation providing that the Series A Preferred Stock may not be converted into more than 4.99% of the shares of common stock outstanding at any point in time. Series A Preferred Stock and the shares of common stock issuable upon conversion of the Series A Preferred Stock (the “Conversion Shares”) shall be subject to a lock-up beginning on the Closing Date and ending on the earliest of (i) the six (6) months after such date, (ii) a Change in Control, or (iii) written consent of Purchaser (the “Seller Lockup Period”).

2

At the effective time of the Business Combination each outstanding share of Company common stock will be cancelled and converted into the right to receive 85,000,000 shares of Bannix common stock. See the section entitled “Proposal 1: The Business Combination Proposal.” The total number of shares of Bannix common stock expected to be issued represents approximately 89.7% of the issued and outstanding shares of Bannix common stock immediately following the closing of the Business Combination, assuming no redemptions occur and maximum redemptions occur, respectively, which includes the full conversion of the Series A Preferred Stock held by Tokenize into common stock. Please see the section of the accompanying proxy statement entitled “Selected Unaudited Pro Forma Condensed Consolidated Combined Financial Information” for further information regarding what constitutes a “maximum redemption” scenario.

Proposals to approve the Business Combination Agreement and the other matters discussed in this proxy statement will be presented for approval by Bannix’s stockholders at the special meeting of stockholders of Bannix (the “Special Meeting”) scheduled to be held on *, 2023, in virtual format.

Bannix’s Units, Common Stock, and Warrants originally sold as part of the Units are currently listed on The Nasdaq Stock Market (“Nasdaq”) under the symbols “BNIXU,” “BNIX” and “BNIXW,” respectively. Bannix intends to apply for listing of the shares of New Company common stock effective upon the consummation of the Business Combination on the Nasdaq under the proposed symbol “EVVE.” No shares will trade on Nasdaq under the symbol “BNIX” following the consummation of the Business Combination. It is a condition of the consummation of the Business Combination that the New Company common stock is approved for listing on Nasdaq (subject only to official notice of issuance thereof), but there can be no assurance such listing condition will be met. If such listing condition is not met, the Business Combination will not be consummated unless the listing condition set forth in the Business Combination Agreement is waived by the parties to that agreement.

Bannix is an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, as amended, and has elected to comply with certain reduced public company reporting requirements.

This proxy statement incorporates by reference important business and financial information about Bannix from documents that are not included in or delivered with this proxy statement. You can obtain documents incorporated by reference in this proxy statement and other filings of Bannix with the Securities and Exchange Commission (the “SEC”) by visiting its website at www.sec.gov or requesting them in writing or by telephone from Bannix at the following address:

8265 West Sunset Blvd., Suite# 107

West Hollywood, CA 90046
Telephone: (323) 682-8949

You will not be charged for any of these documents that you request. Stockholders requesting documents should do so by *, 2023 (five business days prior to the date of the Special Meeting) in order to receive them before the Special Meeting.

This proxy statement provides you with detailed information about the Business Combination and other matters to be considered at the Special Meeting. We urge you to carefully read this entire document and the documents incorporated herein by reference. In particular, you should review the matters discussed under the heading “Risk Factors” beginning on page *of this proxy statement.

Neither the SEC nor any state securities commission has approved or disapproved of the transactions described in this proxy statement or the securities referenced herein, passed upon the merits or fairness of the Business Combination or related transactions, or passed upon the adequacy or accuracy of this proxy statement. Any representation to the contrary is a criminal offense.

The proxy statement is dated *, 2023 and is first being mailed to stockholders of Bannix on or about [*], 2023.

3

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
OF BANNIX ACQUISITION CORP.

To Be Held On *, 2023

To the Stockholders of Bannix Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Special Meeting”) of Bannix Acquisition Corp., a Delaware corporation (“Bannix,” “we,” “our” or “us”), will be held on *, 2023, at [*] PM Eastern Time, via live webcast at the following address: ____________.:____________. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. Bannix recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person. You are cordially invited to attend the Special Meeting to consider the following proposals (the “Proposals”):

1. to (a) adopt and approve the Business Combination Agreement, dated as of June 23, 2023 (as it may be further amended and/or restated from time to time, the “Business Combination Agreement”), by and among Bannix, EVIE Autonomous Group Ltd, a private company formed under the Laws of England and Wales (the “Company”), and the shareholder of the Company (the “Company Shareholder”), entered into a Business Combination Agreement (the “Business Combination Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions precedent in the Business Combination Agreement, the following transactions will occur: the acquisition by Bannix of all of the issued and outstanding share capital of the Company from the Company Shareholder in exchange for the issuance of eighty-five million new shares of Common Stock, pursuant to which the Company will become a direct wholly owned subsidiary of Bannix (the “Share Acquisition”) and (b) the other transactions contemplated by the Business Combination Agreement and the Ancillary Documents referred to therein (collectively, the “Transactions”):

We refer to this proposal as the “Business Combination Proposal.” A copy of the Business Combination Agreement is attached to the accompanying proxy statement as Annex A;

2. to approve, assuming the Business Combination Proposal is approved and adopted, a proposed third amended and restated certificate of incorporation for the Combined Company (as defined in the accompanying proxy statement) (the “Proposed Charter,” a copy of which is attached to the accompanying proxy statement as Annex B), which will amend and restate Bannix’s current Second Amended and Restated Certificate of Incorporation (the “Current Charter”), and amended by-laws for the Combined Company (the “Proposed Bylaws,” a copy of which is attached to the accompanying proxy statement at Annex C), which will be in effect upon the closing (the “Closing”) of the Business Combination (the “Charter Amendment Proposal”);

3. to approve, on a non-binding advisory basis, the following material differences between the Proposed Charter and the Current Charter, which are being presented pursuant to guidance of the SEC as seven separate sub-proposal (the “Advisory Charter Amendment Proposals”):

      (a) Advisory Charter Proposal A — to change the corporate name of the Combined Company to “[*]” at and from the time of the Business Combination;

(b) Advisory Charter Proposal B — to increase the authorized shares of common stock of the Combined Company to 400,000,000 shares;

(c) Advisory Charter Proposal C — to increase the authorized shares of preferred stock that the Combined Company’s board of directors could issue to 10,000,000 shares; and

(d) Advisory Charter Proposal D — to omit from the Proposed Charter the various provisions applicable only to special purpose acquisition companies.

4. to approve, assuming the Business Combination Proposal is approved and adopted, for purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635 and listing rules of Nasdaq, the issuance of up to 85,000,000 shares of Bannix common stock in connection with the Business Combination, which amount will be determined as described in more detail in the accompanying proxy statement (the “Stock Issuance Proposal”);

4

5. to approve, assuming the Business Combination Proposal is approved and adopted, the appointment of five (5) directors who, upon consummation of the Business Combination, will become directors of the Combined Company (the “Director Election Proposal”); and

6. to approve a proposal to adjourn the Special Meeting to a later date or dates if it is determined that more time is necessary or appropriate, in the judgment of the Board or the officer presiding over the Special Meeting, for Bannix to consummate the Business Combination (the “Adjournment Proposal”).

Each of the Business Combination Proposal, the Charter Amendment Proposal and the Stock Issuance Proposal, (together, the “Condition Precedent Proposals”) is cross-conditioned on the approval of each other. The Adjournment Proposal and the Advisory Charter Amendment Proposals are not cross-conditioned on the approval of any other proposal set forth in this proxy statement.

Only holders of record of Common Stock of Bannix (collectively, the “Bannix Common Stock”) at the close of business on *, 2023 (the “Record Date”) are entitled to notice of the Special Meeting and to vote at the Special Meeting and any adjournments or postponements of the Special Meeting. A complete list of Bannix stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the principal executive offices of Bannix for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

Pursuant to the Current Charter, Bannix is providing its public stockholders (“Public Stockholders”) with the opportunity to redeem, upon the Closing, the shares of Common Stock (the “Public Shares”) issued in the Initial Public Offering then held by them for cash equal to their pro rata share of the aggregate amount on deposit (as of two business days prior to the Closing) in the trust account (the “Trust Account”) that holds the proceeds (including interest but less franchise and income taxes payable) of the Initial Public Offering. For illustrative purposes, based on funds in the Trust Account of approximately $* on the Record Date, the estimated per share redemption price would have been approximately $*. Public Stockholders may elect to redeem Public Shares even if they vote for the Business Combination Proposal. A Public Stockholder, together with any of his, her or its affiliates or any other person with whom he, she or it is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, with respect to 15% or more of the Public Shares issued in the Initial Public Offering. Bannix’s Sponsor has agreed to waive its redemption rights with respect to any Founder Shares and Private Placement Warrants (each as defined in the accompanying proxy statement) and any Public Shares it may hold, and the Sponsor has also agreed to waive its redemption rights with respect to any other equity securities it holds in connection with the Closing, and such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. The Sponsor has agreed to vote any Founder Shares, Private Placement Warrants and Public Shares owned by them, and the Sponsor has also agreed to vote any other equity securities in favor of the Business Combination Proposal, which represent approximately 46.2% of the voting power of Bannix as of the Record Date. The Sponsor has also agreed to vote its shares in favor of all other Proposals being presented at the Special Meeting.

Pursuant to Bannix’s bylaws, a majority of the voting power of all outstanding shares of Bannix Common Stock entitled to vote, represented at the Special Meeting or by proxy, will constitute a quorum for the transaction of business at the Special Meeting. Under the Delaware General Corporation Law (the “DGCL”), shares that are voted “abstain” or “withheld” are counted as present for purposes of determining whether a quorum is present at the Special Meeting. Because the Proposals are “non-discretionary” items, your broker will not be able to vote uninstructed shares for any of the Proposals. As a result, if you do not provide voting instructions, a broker “non-vote” will be deemed to have occurred for each of the Proposals. Broker “non-votes” will not be counted as present for purposes of determining whether a quorum is present.

5

The approval of the Business Combination Proposal requires the affirmative vote of the holders of a majority of the shares of Bannix Common Stock cast in respect of that Proposal and entitled to vote thereon at the Special Meeting, voting together as a single class. The approval of each of the Stock Issuance Proposal, the Adjournment Proposal and each of the Advisory Charter Amendment Proposals also requires the affirmative vote of the holders of a majority of the shares of Bannix Common Stock cast in respect of the relevant Proposal and entitled to vote thereon at the Special Meeting, voting together as a single class. The approval of the Charter Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock, as well as the vote of a majority of the issued and outstanding shares of Common Stock.

The approval of the Director Election Proposal requires a plurality vote of the shares of Bannix Common Stock cast in respect of that Proposal and entitled to vote thereon at the Special Meeting, voting as a single class. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

If the Business Combination Proposal is not approved, the Charter Amendment Proposal, the Advisory Charter Amendment Proposals, the Stock Issuance Proposal, and the Director Election Proposal, will not be presented to the Bannix stockholders for a vote. The approval of the Business Combination Proposal, the Charter Amendment Proposal, the Stock Issuance Proposal, the Director Election Proposal, are preconditions to the Closing.

As of the Record Date, there was approximately $* in the Trust Account. Each redemption of Public Shares by Public Stockholders will decrease the amount in the Trust Account. Bannix will not redeem Public Shares in an amount that would cause it to have net tangible assets of less than $5,000,001.

Your attention is directed to the proxy statement accompanying this notice (including the Annexes thereto) for a more complete description of the proposed Business Combination and related transactions and each of the Proposals. We encourage you to read this proxy statement carefully. If you have any questions or need assistance voting your shares, please call our proxy solicitor, *., at *, or email at *. *, 2023

By Order of the Board of Directors

6

7

MARKET AND INDUSTRY DATA

Certain information contained in this document relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Bannix’s own internal estimates and research. While we are not aware of any misstatements regarding such third-party information and data presented in this proxy statement, such information and data involves risks and uncertainties and is subject to change based on various factors, including, potentially, those discussed under the section of this proxy statement entitled “Risk Factors.” Furthermore, such information and data cannot always be verified with complete certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in any statistical survey. Finally, while we believe our own internal estimates and research are reliable, and are not aware of any misstatements regarding such information and data presented in this proxy statement, such research has not been verified by any independent source.

TRADEMARKS

This document contains references to trademarks, trade names and service marks belonging to other entities. Solely for convenience, trademarks, trade names and service marks referred to in this proxy statement may appear without the ® or TM symbols, but such references are not intended to indicate, in any way, that the applicable licensor will not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names. We do not intend our use or display of other entities’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other entities.

8

SUMMARY TERM SHEET

This Summary Term Sheet and the sections entitled “Questions and Answers About the Proposals” and “Summary of the Proxy Statement” summarize certain information contained in this proxy statement, but may not contain all of the information that is important to you. You should carefully read this entire proxy statement, including all of the accompanying financial statements and the attached annexes, for a more complete understanding of the matters to be considered at the Special Meeting.

1) Bannix is a special purpose acquisition company (“SPAC”) formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

2) On September 10, 2021, Bannix completed its Initial Public Offering of 6,900,000 units (the “Units”), each Unit consisting of one share of Bannix Common Stock, one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Common Stock for $11.50 per share and one right (“Right”), with each Right entitling the holder to 1/10 of one share of Common Stock, generating proceeds of $69,000,000 before underwriting discounts and expenses. Simultaneously with the closing of the Initial Public Offering, Bannix consummated the private placement (“Private Placement”) with one of the sponsors and anchor investors of 406,000 units (the “Private Units”), generating total proceeds of $3,835,000. The Private Units are identical to the Units sold in the Initial Public Offering except that the holders have agreed not to transfer, assign, or sell any of the Private Units or underlying securities until the earlier of (A) one year after the completion of the Business Combination or (B) subsequent to the Company’s initial Business Combination, (x) if the last sale price of the Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 90 days after the consummation of the initial Business Combination, or (y) the date on which Bannix completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Bannix stockholders having the right to exchange their shares of Common Stock for cash, securities or other property. Bannix’s sponsors and the anchor investors were granted certain demand and piggyback registration rights in connection with the purchase of the Private Warrants.

3)EVIE is an innovations and technologies group based in the United Kingdom. It brings together existing electric vehicle architecture, artificial intelligence and autonomous control technology as well as a software platform for control and rapid programming, with decades of automotive industry expertise. EVIE is updating its current POD offering as well as developing a range of autonomous mobile platform concepts intended to transform industries such as logistics, construction, agriculture and public mass transit in off highway, controlled environments. EVIE is a pre-commercial stage advanced artificial intelligence (“AI”), robotics and autonomous mobility developer. EVIE owns an extensive library of intellectual property related to its core areas of expertise. EVIE’s core product is a complete and reliable level 4 autonomous technology stack that can be used on its own mobility offerings as well as sold to 3rd party manufactures can install the system on their own equipment to enable it to drive autonomously and operate. This system in essence can be, “Lifted and Shifted” from one vehicle type to another. It is provided at a low price point, enabled by a propriety software architecture, which is purpose built for robotics and autonomous development as well as being covered by copywrite law. EVIE intends to have these manufactured and produced under license by established production partners providing instant global scale without the capital expenditure needs.

4) On June 23, 2023, Bannix the Company and the Company Shareholder entered into the Business Combination Agreement. Under the terms of the Business Combination Agreement, the parties thereto will enter into the Business Combination pursuant to which Bannix will acquire all of the Company share capital from the Company Shareholder and the Company will become a wholly-owned subsidiary of Bannix. As enhancement to the acquisition of EVIE, on August 8, 2023, Bannix entered into the PPA with Tokenize to acquire the entire right, title, and interest of certain patents and patent applications providing an intellectual property basis for a machine learning driven technology that controls radio wave transmissions, analyzes their reflections data, and constructs 2D/3D images of stationary and in motion objects, (the “Patents”). The closing date of the PPA will immediately follow the closing of the Business Combination. The Purchase Price is set at 5% of the consideration that Bannix is paying to the shareholders of EVIE Group in connection with the Business Combination. The Business Combination Agreement sets the consideration to be paid by Bannix at $850 million and, in turn, the consideration in the PPA to be paid to Tokenize is $42.5 million. If the final Purchase Price is less than $30 million, Tokenize has the option to cancel the PPA. In accordance therewith, Bannix agrees to pay, issue and deliver to Tokenize, $42,500,000 in series a preferred stock to Tokenize, which such terms will be more fully set forth in the Series A Preferred Stock Certificate of Designation to be filed with the Secretary of State of the State of prior to the closing. The Series A Preferred Stock will have stated value of face value of $1,000 per share and is convertible, at the option of Tokenize, into shares of common stock of Bannix at 5% discount to the VWAP during the 20 trading days prior to conversion, and in any event not less than $1.00. The Series A Preferred Stock will not have voting rights and will be entitled to dividends only in the event of liquidation. The Series A Preferred Stock will have a 4.99% beneficial ownership limitation providing that the Series A Preferred Stock may not be converted into more than 4.99% of the shares of common stock outstanding at any point in time. Series A Preferred Stock and the Conversion Shares shall be subject to the Seller Lockup Period.

9

For more information regarding the consideration to be paid in connection with the Business Combination, please see the section entitled “Summary of the Proxy Statement.”

6) In evaluating the Business Combination, our Board considered various factors in determining whether to approve the Business Combination Agreement For more information about our decision-making process, as well as other factors, uncertainties and risks considered, see the section entitled “Proposal 1: The Business Combination Proposal — The Board’s Reasons for Approval of the Business Combination.”

7) Pursuant to the Current Charter, holders of Public Shares may request that we redeem all or a portion of their Public Shares for cash if the Business Combination is consummated. Holders of Public Shares may elect to redeem their Public Shares even if they vote “FOR” the proposal to approve the Business Combination, or any other Proposal. If the Business Combination is not consummated, the Public Shares will be returned to the respective holder or their broker, bank or other nominee. If the Business Combination is consummated, and if a holder of Public Shares properly exercises their right to redeem all or a portion of the Public Shares that they hold, including by timely delivering their shares to Continental, we will redeem such Public Shares for a per-share price, payable in cash, equal to the pro rata portion of the Trust Account, calculated as of two business days prior to the consummation of the Business Combination, including interest but less franchise and income taxes payable. For illustrative purposes, based on funds in the Trust Account of approximately $* on the Record Date, the estimated per share redemption price would have been approximately $*. If a holder of Public Shares properly exercises their redemption rights in full, then they will be electing to exchange all of their Public Shares for cash and will not own any shares of the Combined Company. Please see the section entitled “Summary of the Proxy Statement — Redemption Rights of Bannix Stockholders” for further information regarding the redemption rights of holders of Public Shares.

8) In addition to voting on the proposal to approve and adopt the Business Combination Agreement and approve the Business Combination (together, the “Business Combination Proposal”) at the Special Meeting, our stockholders will be asked to vote to approve the following Proposals:

a) assuming the Business Combination Proposal is approved and adopted, the Proposed Charter, which will amend and restate the Current Charter, and amended bylaws for the Combined Company, which will be in effect upon the Closing (the “Charter Amendment Proposal”);

b) on a non-binding advisory basis, the following material differences between the Proposed Charter and the Current Charter, which are being presented pursuant to guidance of the SEC as seven separate sub-proposals (the “Advisory Charter Amendment Proposals”):

●	Advisory Charter Proposal A — to change the corporate name of the Combined Company to “[*].” At and from the time of the Business Combination;

●	Advisory Charter Proposal B — to increase the authorized shares of common stock of the Combined Company to 400,000,000 shares;

●	Advisory Charter Proposal C — to increase the authorized shares of preferred stock that the Combined Company’s board of directors could issue to 10,000,000 shares; and

●	Advisory Charter Proposal D —to omit from the Proposed Charter the various provisions applicable only to special purpose acquisition companies; and

10

c) assuming the Business Combination Proposal is approved and adopted, for purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635, the issuance of up to 85,000,000 shares of New Company common stock in connection with the Business Combination (the “Stock Issuance Proposal”);

d) assuming the Business Combination Proposal is approved and adopted, the appointment of five (5) directors who, upon consummation of the Business Combination, will become directors of the Combined Company (the “Director Election Proposal”); and

e) the adjournment of the Special Meeting to a later date or dates if it is determined that more time is necessary or appropriate, in the judgment of the Board or the officer presiding over the Special Meeting, for Bannix to consummate the Business Combination (the “Adjournment Proposal”).

Each of the Business Combination Proposal, the Charter Amendment Proposal, the Stock Issuance Proposal, and the Director Election Proposal, (together, the “Condition Precedent Proposals”) is cross-conditioned on the approval of each other. The Adjournment Proposal and the Advisory Charter Amendment Proposals are not cross-conditioned on the approval of any other proposal set forth in this proxy statement.

For further information, please see the section entitled “Summary of the Proxy Statement — Additional Matters Being Voted On By Bannix Stockholders.” The approval of the Business Combination Proposal, the Charter Amendment Proposal, the Stock Issuance Proposal, and the Director Election Proposal are preconditions to the Closing. Each of these Proposals is more fully described in this proxy statement, which each Bannix stockholder is encouraged to read carefully and in its entirety.

●	Unless waived by the parties to the Business Combination Agreement, and subject to applicable law, the Closing is subject to a number of conditions set forth in the Business Combination Agreement. There can be no assurance that the parties to the Business Combination Agreement would waive any such provision of the Business Combination Agreement. For more information about the closing conditions to the Business Combination, please see the section entitled “Proposal 1: The Business Combination Proposal.”

●	The proposed Business Combination, including our business following the Business Combination, involves numerous risks. For more information about these risks, please see the section entitled “Risk Factors.”

●	When you consider the recommendation of our Board in favor of approval of the Business Combination Proposal and the other Proposals included herein, you should keep in mind that the Sponsor and our directors and officers have interests in such Proposals that are different from, or in addition to, those of our stockholders generally. Our Board was aware of and considered these interests, among other matters, in evaluating and negotiating the Business Combination Agreement and the other transaction agreements and in recommending to our stockholders that they vote in favor of the Proposals presented at the Special Meeting, including the Business Combination Proposal. Bannix stockholders should take these interests into account in deciding whether to approve the Proposals presented at the Special Meeting, including the Business Combination Proposal. For further information, please see the section entitled “Summary of the Proxy Statement — Interests of the Sponsor and Bannix’s Directors and Officers in the Business Combination.”

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Special Meeting and the Proposals to be presented at the Special Meeting, including with respect to the proposed Business Combination. The following questions and answers do not include all the information that may be important to Bannix stockholders. Bannix stockholders are urged to read this entire proxy statement, including the Annexes and the other documents referred to herein.

11

QUESTIONS AND ANSWERS ABOUT THE BUSINESS COMBINATION

Q: What is the Business Combination?

A: Bannix and Company have entered into the Business Combination Agreement, pursuant to which Bannix will acquire all the outstanding share capital of the Company, with the Company becoming a wholly owned subsidiary of Bannix.

Q: Why am I receiving this proxy statement?

A: Bannix and Company have agreed to a Business Combination under the terms of the Business Combination Agreement that is described in this proxy statement. A copy of the Business Combination Agreement is attached to this proxy statement as Annex A, and Bannix encourages its stockholders to read it in its entirety. Bannix’s stockholders are being asked to consider and vote upon a proposal to approve the Business Combination Agreement, which, among other things, provides for the Business Combination whereby Bannix will acquire all the outstanding share capital of the Company, with the Company becoming a wholly owned subsidiary of Bannix. See the section entitled “Proposal 1: The Business Combination Proposal.”

This document is a proxy statement because the Board is soliciting proxies using this proxy statement from Bannix stockholders. It is a because Bannix, in connection with the Business Combination, is offering shares of Common Stock in exchange for the outstanding shares of Company common stock and Company preferred stock. See the section entitled “Proposal 1: The Business Combination Proposal.”

Q: What will be the ownership interest of the post-Business Combination company after the Closing?

A: Ownership of the Post-Business Combination Company After the Closing

It is anticipated that upon completion of the Business Combination and assuming no additional redemptions by the Public Stockholders, the Public Stockholders will retain an ownership interest of approximately 3.98% in the Combined Company, the Sponsor and related parties will retain an ownership interest of approximately 2.81% of the Combined Company, and the Company Stockholders will own approximately 93.21% of the Combined Company.

The following tables illustrate estimated ownership levels in the Combined Company, immediately following the consummation of the Business Combination, based on the varying levels of redemptions by the Public Stockholders, excluding potential sources of dilution, and the following additional assumptions:

	After the Business Combination
	No redemption		Net Tangible Asset Scenario
	Number	Percent	Number	Percent
	of Shares	Owned	of Shares	Owned

Company Stockholders	85,000,000	93.3%	85,000,000	94.2%
Public Stockholders (2) (3)	3,629,613	4.0%	2,745,383	3.0%
Sponsor and related parties	2,564,600	2.7%	2,564,600	2.8%

		100.00%		100.00%

Pro forma Common Stock as of November 30, 2023
Potential sources of dilution:

Public Warrants	6,900,000	6,900,000

(1) Assumes that no additional Public Shares are redeemed (and including 690,000 common shares deriving from public rights upon closing).

(2) Assumes that 884,230 Public Shares are redeemed for aggregate redemption payments of approximately $9.6 million assuming a $10.89 per share redemption price and based on funds in the Trust Account as of January 16, 2024. The net tangible asset scenario reflects the maximum number of Bannix Public Shares that can be redeemed without violating the conditions of the Business Combination Agreement or the requirement of Bannix’s Existing Organizational Documents that Bannix cannot redeem Public Shares if it would result in Bannix having a minimum net tangible asset value of less than $5,000,001 after giving effect to the payments to redeeming shareholders. This scenario is included in this proxy statement for illustrative purposes only.

12

(3) This does not include the issuance of up to 42,500,000 shares of common stock upon conversion of the Series A Preferred Stock to be held by Tokenize. Following the closing of the business combination, in connection with Bannix’s acquisition of the Patents pursuant to the PPA, Bannix agrees to pay, issue and deliver to Tokenize, Series A Preferred Stock with a stated value of $42,500,000, which such terms will be more fully set forth in the Series A Preferred Stock Certificate of Designation to be filed with the Secretary of State of the State of Delaware prior to the closing of the PPA. The 42,500 Series A Preferred Stock will have stated value of face value of $1,000 per share and is convertible, at the option of Tokenize, into shares of common stock of Bannix at 5% discount to the VWAP during the 20 trading days prior to conversion, and in any event not less than $1.00. The Series A Preferred Stock will not have voting rights and will be entitled to dividends only in the event of liquidation. The Series A Preferred Stock will have a 4.99% beneficial ownership limitation providing that the Series A Preferred Stock may not be converted into more than 4.99% of the shares of common stock outstanding at any point in time. Series A Preferred Stock and the shares of common stock issuable upon conversion of the Series A Preferred Stock (the “Conversion Shares”) shall be subject to a lock-up beginning on the Closing Date and ending on the earliest of (i) the six (6) months after such date, (ii) a change in control, or (iii) written consent of Tokenize (the “Seller Lockup Period”).

See “Risk Factors — Risks Related to Bannix, the Business Combination, and Redemptions — The Public Stockholders will experience dilution as a consequence of the issuance of New Company common stock as consideration in the Business Combination.” For additional information related to the risk of dilution to the Public Stockholders.

Q: How do the Public Warrants differ from the Private Placement Warrants and what are the related risks for any Public Warrant holders post business combination?

A: The Public Warrants are identical to the Private Placement Warrants, except that, so long as the Private Placement Warrants are held by the Sponsor or its permitted transferees: (1) they (including the Common Stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the Business Combination; (2) they may be exercised by the holders on a cashless basis; and (3) they (including the Common Stock issuable upon exercise of these warrants) are entitled to registration rights.

Following the Closing, Bannix may redeem the Public Warrants prior to their exercise at a time that is disadvantageous to you. More specifically, Bannix will have the ability to redeem outstanding Public Warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per Company Public Warrant, provided that the closing price of the Bannix common stock equals or exceeds $18 per share (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a warrant) for any 20 trading days within a 30 trading day period ending on the third trading day prior to the date on which the notice of redemption is sent to the warrant holders (which we refer to as the “Reference Value”), provided that certain other conditions are met.

Q: When do you expect the Business Combination to be completed?

A: It is currently anticipated that the Business Combination will be consummated promptly following the Special Meeting, which is set for *, 2023; however, the Special Meeting could be adjourned, as described herein. Bannix cannot assure you of when or if the Business Combination will be completed, and it is possible that factors outside of the control of Bannix and Company could result in the Business Combination being completed at a different time or not at all. Bannix must first obtain the approval of its stockholders for certain of the Proposals set forth in this proxy statement.

Q: Is the Business Combination subject to conditions, and what happens in the event such conditions are not satisfied?

A: The completion of the Business Combination is subject to a number of conditions. The completion of the Business Combination is not assured and is subject to risks, including the risk that approval of the Business Combination by Bannix stockholders is not obtained, in each case subject to certain terms specified in the Business Combination Agreement (as described in the section entitled “Proposal 1: The Business Combination Proposal — Conditions to the Closing”).

In the event the conditions to Closing are not satisfied, pursuant to the Business Combination Agreement, the parties may (a) extend the time for the performance of any of the obligations or other acts required of the parties as set forth in the Business Combination Agreement or (b) waive compliance with any of the agreements or conditions set for the in the Business Combination Agreement. However, Bannix cannot guarantee that Company will grant any extension or waiver.

13

Q: What happens if the Business Combination is not consummated?

A: If Bannix does not complete the Business Combination with Company, for whatever reason, Bannix will search for another target business with which to complete an initial business combination. If Bannix does not complete the Business Combination with Company or another business combination by March 14, 2024 ( as approved by the stockholders at the extension meeting held on March 8, 2023 and as may be further amended), Bannix must redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Bannix to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares. The Sponsor has waived any rights it may have with respect to any monies held in the Trust Account or any other asset of Bannix as a result of any liquidation of Bannix with respect to the Founder Shares and Private Placement Warrants and, accordingly, in the event a business combination is not effected by Bannix in the required time period, the Founder Shares and Private Placement Warrants held by the Sponsor would be worthless.

Q: Did the Board obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combination?

A: No, the Board did not obtain a third-party valuation or fairness opinion. Consequently, you have no assurance from an independent source that the price proposed to be paid for Company is fair from a financial point of view.

Q: Will any New Company securities have registration rights following the consummation of the Business Combination?

A: Yes. The Company and Bannix, along with certain other signatories, have agreed to a form of amended and restated registration rights agreement in connection with the Business Combination, and such amended and restated registration rights agreements will be entered into in connection with the Closing. For further information, please see the section of this proxy statement entitled “Proposal 1: The Business Combination Proposal — Related Agreements — Registration Rights Agreement.”

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q: How do I attend a virtual meeting?

A: As a registered stockholder, along with this proxy statement, you received a proxy card from Continental Stock Transfer & Trust Company (“Continental”), Bannix’s transfer agent, which contains instructions on how to attend the virtual Special Meeting, including the URL address and your control number. You will need your control number for access. If you do not have your control number, contact Continental at 917-262-2373 or by email at proxy@continentalstock.com.

Beneficial owners who own their Common Stock through a bank, broker or other nominee will need to contact Continental to receive a control number. If you plan to vote at the Special Meeting, you will need to have a legal proxy from your broker, bank or other nominee or, if you would like to join and not vote, Continental can issue you a guest control number with proof of ownership. Either way, you must contact Continental at the number or email address above for specific instructions on how to receive the control number. Please allow up to 72 hours prior to the meeting for processing your control number.

Q: Are there any other matters being presented to Bannix stockholders at the Special Meeting?

A: In addition to voting on the Business Combination Proposal, assuming it is approved and adopted, the stockholders of Bannix will vote on each of the other Proposals described in the section above entitled “Summary Term Sheet.”

Bannix will hold the Special Meeting to consider and vote upon these Proposals. This proxy statement contains important information about the proposed Business Combination and the other matters to be acted upon at the Special Meeting. Stockholders should read it carefully.

14

Consummation of the Business Combination is conditioned on approval of the Business Combination Proposal, the Charter Amendment Proposal, the Stock Issuance Proposal and the Director Election Proposal (and each such Proposal is cross-conditioned on the approval of such other Proposals). If any of these Proposals is not approved, the other Proposals will not be presented to stockholders for a vote.

The vote of stockholders is important. Bannix stockholders are encouraged to vote as soon as possible after carefully reviewing this proxy statement.

Q: What will happen to Bannix’s securities upon consummation of the Business Combination?

A: Bannix’s Units, Common Stock originally sold as part of the Units, and Warrants originally sold as part of the Units are currently listed on Nasdaq under the symbols “BNIXU,” “BNIX” and “BNIXW,” respectively. Upon the Closing, New Bannix will have one class of common stock, the New Company common stock, which Bannix intends to apply to list on Nasdaq under the symbol “* While trading on Nasdaq is expected to begin on the first business day following the Closing, there can be no assurance that New Company’s securities will be listed on Nasdaq or another national securities exchange or that a viable and active trading market will develop. Public Stockholders who do not elect to have their Public Shares redeemed for a pro rata share of the Trust Account need not submit Public Shares, and such shares of stock (which will be New Company common stock upon the Closing) will remain outstanding.

Q: Why is Bannix proposing the Business Combination?

A: Bannix was organized to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses.

On September 10, 2021, Bannix completed its Initial Public Offering of 6,900,000 units (the “Units”), each Unit consisting of one share of Bannix Common Stock, one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Common Stock for $11.50 per share and one right (“Right”), with each Right entitling the holder to 1/10 of one share of Common Stock, generating proceeds of $69,000,000 before underwriting discounts and expenses. Since its Initial Public Offering, Bannix’s activity has been limited to the evaluation of business combination candidates, which is evaluate more than potential 30 targets before choosing EVIE group based in the United Kingdom. It brings together existing artificial intelligence and autonomous technology with decades of automotive industry expertise. EVIE is developing a range of autonomous mobile platform concepts intended to transform industries such as logistics, public EVIE As part of enhancing EVIE intellectual portfolio, Bannix enter into a Patent Purchase Agreement as described before to acquire the “Apollo System” (internal name) which in short is a radio base platform based on machine learning driven technology that controls radio wave transmissions, analyzes their reflections data, and constructs 2D/3D images of stationary and moving objects.

EVIE is an innovations and technologies group based in the United Kingdom. It brings together existing electric vehicle architecture, artificial intelligence and autonomous control technology as well as a software platform for control and rapid programming, with decades of automotive industry expertise. EVIE is updating its current POD offering as well as developing a range of autonomous mobile platform concepts intended to transform industries such as logistics, construction, agriculture and public mass transit in off highway, controlled environments. EVIE is a pre-commercial stage advanced artificial intelligence (“AI”), robotics and autonomous mobility developer. EVIE owns an extensive library of intellectual property related to its core areas of expertise. EVIE’s core product is a complete and reliable level 4 autonomous technology stack that can be used on its own mobility offerings as well as sold to 3rd party manufactures can install the system on their own equipment to enable it to drive autonomously and operate. This system in essence can be, “Lifted and Shifted” from one vehicle type to another. It is provided at a low price point, enabled by a propriety software architecture, which is purpose built for robotics and autonomous development as well as being covered by copyright law. EVIE intends to have these manufactured and produced under license by established production partners providing instant global scale without the capital expenditure needs.

15

Based on its due diligence investigations of Company and the industry in which Company operates, including the financial and other information provided by Company in the course of the negotiations in connection with the Business Combination Agreement, Bannix believes that Company has an appealing market opportunity and growth profile and a compelling valuation. As a result, Bannix believes that the Business Combination with Company including the PPA from Tokenize will provide Bannix stockholders with an opportunity to participate in the ownership of a company with potential significant value. See the section entitled “Proposal 1: The Business Combination Proposal — The Board’s Reasons for Approval of the Business Combination.”

Q: Do I have redemption rights?

A: If you are a Bannix stockholder holding Public Shares, you have the right to demand that Bannix redeem your Public Shares for a pro rata portion of the cash held in the Trust Account. We sometimes refer to these rights to demand redemption of the Public Shares as “redemption rights.” If a public unit holder redeems their common stock, they will continue to hold public warrants unless they sell those warrants, Bannix redeems them at a future date, or they expire unexercised.

Notwithstanding the foregoing, a Bannix stockholder, together with any affiliate or any other person with whom such holder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from exercising redemption rights with respect to 15% or more of the Public Shares without the prior consent of Bannix.

Q: How do I exercise my redemption rights?

A: A Public Stockholder may exercise redemption rights regardless of whether they vote on the Business Combination Proposal or if they are a stockholder on the Record Date. If you are a Public Stockholder and wish to exercise your redemption rights, you must (i) if you hold your Public Shares though Units, elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares, and (ii) prior to 5:00 p.m., local time, on *, 2023 (two business days before the Special Meeting), tender your shares electronically and submit a request in writing that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address: Continental Stock Transfer & Company, 1 State Street, 30th Floor, New York, New York 10004. Rather than delivering your Public Shares directly to Continental, you may also deliver your Public Shares either physically or electronically through the Depositary Trust Company, or DTC, to Continental at least two business days before the Special Meeting. Any Public Stockholder seeking redemption will be entitled to a full pro rata portion of the amount then in the Trust Account (which, for illustrative purposes, was $*, or $* per share, as of the Record Date), less any owed but unpaid franchise and income taxes. Such amount will be paid promptly upon consummation of the Business Combination. There are currently no owed but unpaid franchise or income taxes on the funds in the Trust Account. There will be no redemption rights with respect to the Warrants. Holders of outstanding units of Bannix must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by email to proxy@continentalstock.com. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using the Depository Trust & Clearing Corporation (“DTCC”) DWAC (deposit withdrawal at custodian) system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Any request for redemption, once made by a Public Stockholder, may be withdrawn at any time prior to the time the vote is taken with respect to the Business Combination Proposal at the Special Meeting. If you deliver your Public Shares for redemption directly to Continental, or deliver your Public Shares either physically or electronically through DTC to Continental, and later decide prior to the Special Meeting not to elect redemption, you may request that Continental return the shares (physically or electronically). You may make such request by contacting Continental at the phone number or address set forth in this proxy statement.

16

Any written demand of redemption rights must be received by *, 2023, at least two business days prior to the vote taken on the Business Combination Proposal at the Special Meeting. No demand for redemption will be honored unless the holder’s stock has been delivered (either physically or electronically) to Continental.

Q: Do I have appraisal rights if I object to the proposed Business Combination?

A: No. Bannix stockholders do not have appraisal rights in connection with the proposed Business Combination under Delaware law.

Q: What happens if a substantial number of stockholders vote in favor of the Business Combination Proposal and exercise redemption rights?

A: Public Stockholders may vote in favor of the Business Combination and still exercise their redemption rights and are not required to vote in any way to exercise their redemption rights. Accordingly, the Business Combination may be consummated even though the funds available from the Trust Account and the number of Public Shares are substantially reduced as a result of redemptions by Public Stockholders. Also, with fewer Public Shares and Public Stockholders, the trading markets for New Company common stock following the Closing may be less liquid than the market for Common Stock was prior to the Business Combination and New Company may not be able to meet the listing standards of a national securities exchange, including Nasdaq. In addition, with fewer funds available from the Trust Account, the capital infusion from the Trust Account into New Company’s business will be reduced and New Company may not be able to achieve its business plans.

Q: How do the Sponsor and the officers and directors of Bannix intend to vote on the Proposals?

A: The Sponsor, as well as Bannix’s officers and directors, beneficially own and are entitled to vote an aggregate of approximately 46.2% of the outstanding Bannix Common Stock as of the Record Date. As a result of the concentration of ownership held by the Sponsor and Bannix’s officers and directors, we will need at minimum 1,027,348 shares of common stock, representing 18.80% of the issued and outstanding shares held by unaffiliated public stockholders to approve each of the proposals to consummate the Business Combination. the Sponsor and Bannix’s officers and directors have agreed to vote their shares in favor of the Business Combination Proposal. These holders have also agreed to vote their shares in favor of all other Proposals being presented at the Special Meeting. At any time at or prior to the proposed transaction, subject to applicable securities laws (including with respect to material non-public information), the Sponsor, the Bannix Stockholders or our or their respective directors, officers, advisors or respective affiliates may (a) purchase Public Shares from institutional and other investors who vote, or indicate an intention to vote, against any of the Condition Precedent Proposals, or elect to redeem, or indicate an intention to redeem, Public Shares, (b) execute agreements to purchase such shares from such investors in the future, or (c) enter into transactions with such investors and others to provide them with incentives to acquire Public Shares, vote their Public Shares in favor of the Condition Precedent Proposals or not redeem their Public Shares. In the event that the Sponsor, or our or its directors, officers, advisors or affiliates purchase shares or warrants in privately negotiated transactions from public shareholders, such shares and warrants that are purchased by the Sponsor, or its directors, officers, advisors or affiliates would not be voted in favor of the Business Combination Proposal. Such a purchase may include a contractual acknowledgement that such shareholder, although still the record holder of Bannix Common Stock, is no longer the beneficial owner thereof and therefore agrees not to exercise its Redemption Rights. In the event that the Sponsor, the Bannix Stockholders or our or their respective directors, officers, advisors, or respective affiliates purchase shares in privately negotiated transactions from Public Stockholders who have already elected to exercise their Redemption Rights, such selling shareholders would be required to revoke their prior elections to redeem their Public Shares. The purpose of such share purchases and other transactions would be to increase the likelihood of (a) satisfaction of the requirement that holders of a majority of the Bannix Common Stock, represented in person or by proxy and entitled to vote at the Special Meeting, vote in favor of the Business Combination Proposal, the Charter Amendment Proposal, the Advisory Charter Amendment Proposals, the Stock Issuance Proposal, the Director Election Proposal, and the Adjournment Proposal, (b) otherwise limiting the number of Public Shares electing to redeem and (c) Bannix’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) being at least $5,000,001. See “Risk Factors — Certain insiders may elect to purchase shares or warrants prior to the consummation of the Business Combination, which may influence the vote on the Business Combination.” For additional information related to the risk of voting repurchased shares.

17

Q: What do I need to do now?

A: Bannix urges you to carefully read and consider the information contained in this proxy statement, including the annexes, and to consider how the Business Combination will affect you as a stockholder of Bannix. Bannix stockholders should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q: How do I vote?

A: If you are a holder of record of Bannix Common Stock on the Record Date, you may vote virtually at the Special Meeting or by submitting a proxy for the Special Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the meeting and vote in person (which would include presence at a virtual meeting), obtain a legal proxy from your broker, bank or nominee.

If you do not give instructions to your brokerage firm, the brokerage firm will not be allowed to vote your shares with respect to the Proposals. The Proposals are “non-discretionary” items. Your broker may not vote for non-discretionary items, and those votes will be counted as broker “non-votes.”

After obtaining a valid legal proxy from your broker, bank or nominee, to register to attend the Special Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Continental at proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the Special Meeting. Beneficial owners who wish to attend the Special Meeting online should contact Continental no later than *, 2023 to obtain this information. Written requests can be emailed to proxy@continentalstock.com.

Q: If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A: No. Your broker, bank or nominee cannot vote your shares unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.

Q: May I change my vote after I have mailed my signed proxy card?

A: Yes. Bannix stockholders may send a later-dated, signed proxy card to the Company at 8265 West Sunset Blvd., Suite# 107, West Hollywood, CA 90046, Attn: Doug Davis at the address set forth above so that it is received prior to the vote at the Special Meeting or attend the Special Meeting virtually and vote. Bannix stockholders also may revoke their proxy by sending a notice of revocation to the Company at 8265 West Sunset Blvd., Suite# 107, West Hollywood, CA 90046, Attn: Doug Davis, which must be received prior to the vote at the Special Meeting.

Q: What happens if I fail to take any action with respect to the Special Meeting?

A: If you fail to take any action with respect to the Special Meeting and the Business Combination is approved by stockholders and consummated, you will continue to be a holder of Common Stock. As a corollary, failure to deliver (either physically or electronically) your stock certificate(s) to Bannix’s transfer agent, Continental, no later than two business days prior to the Special Meeting, means you will not have any right in connection with the Business Combination to exchange your Public Shares for a pro rata share of the funds held in the Trust Account. If you fail to take any action with respect to the Special Meeting and the Business Combination is not approved, you will continue to be a stockholder of Bannix.

Q: What should I do with my share certificate(s)?

A: Those Public Stockholders who do not elect to have their Public Shares redeemed for a pro rata share of the funds held in the Trust Account need not submit their certificate(s). Public Stockholders who exercise their redemption rights must deliver their share certificate(s) to Continental (either physically or electronically) or through DTC to Continental at least two business days before the Special Meeting, as described above.

18

Q: What should I do if I receive more than one set of voting materials?

A: Bannix stockholders may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your Bannix shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold such shares. If you are a holder of record and your Bannix shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Bannix shares.

Q: Who can help answer my questions?

A: If you have questions about the Business Combination or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

Bannix Acquisition Corp.
8265 West Sunset Blvd., Suite# 107

West Hollywood, CA 90046
Attn: Doug Davis, CEO

You may also contact our proxy solicitor at:

*

You may also obtain additional information about Bannix from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.” If you are a Bannix stockholder and you intend to seek redemption of your shares, you will need to deliver your Public Shares (either physically or electronically) to Continental (or through DTC) at the address listed below at least two business days prior to the vote at the Special Meeting. If you have questions regarding the certification of your position or delivery of your stock, please contact: proxy@continentalstock.com

Q: Who will solicit and pay the cost of soliciting proxies?

A: Bannix will pay the reasonable cost of soliciting proxies for the Special Meeting. Bannix will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of common stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

19

SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information from this proxy statement and does not contain all of the information that is important to you. To better understand the proposals to be submitted for a vote at the Special Meeting, including the Business Combination Proposal, you should read this entire document carefully, including the Annexes attached to this proxy statement. The Business Combination Agreement is the primary legal document that governs the Business Combination and other transactions that will be undertaken in connection with the Business Combination. It is described in detail in this proxy statementin the section entitled “Proposal 1: The Business Combination Proposal.”

The Parties

Bannix

Bannix Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Bannix was incorporated under the laws of the State of Delaware on November 17, 2020.

On September 10, 2021, Bannix completed its Initial Public Offering of 6,900,000 units (the “Units”), each Unit consisting of one share of Bannix Common Stock, one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Common Stock for $11.50 per share and one right (“Right”), with each Right entitling the holder to 110 of one share of Common Stock, generating proceeds of $69,000,000 before underwriting discounts and expenses. Simultaneously with the closing of the Initial Public Offering, Bannix consummated the private placement (“Private Placement”) with one of the sponsors and anchor investors of 406,000 units (the “Private Units”), generating total proceeds of $3,835,000. The Private Units are identical to the Units sold in the Initial Public Offering except that the holders have agreed not to transfer, assign, or sell any of the Private Units or underlying securities until the earlier of (A) one year after the completion of the Business Combination or (B) subsequent to the Company’s initial Business Combination, (x) if the last sale price of the Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 90 days after the consummation of the initial Business Combination, or (y) the date on which Bannix completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Bannix stockholders having the right to exchange their shares of Common Stock for cash, securities or other property. Bannix’s sponsors and the anchor investors were granted certain demand and piggyback registration rights in connection with the purchase of the Private Warrants. A total of $69,690,000, including $225,000 of the deferred underwriting commissions, was deposited into the Trust Account, and the remaining proceeds, net of underwriting discounts and commissions and other costs and expenses, became available to be used by Bannix as working capital to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses. As of the Record Date, there was approximately $* held in the Trust Account.

On October 20, 2022, pursuant to a Securities Purchase Agreement, Instant Fame LLC, a Nevada limited liability company that was established in April 2022, acquired an aggregate of 385,000 shares of common stock of Bannix from Bannix Management LLP, Balaji Venugopal Bhat, Nicholos Hellyer, Subbanarasimhaiah Arun, Vishant Vora and Suresh Yezhuvath and 90,000 private placement units from Suresh Yezhuvath (collectively, the “Sellers”) in a private transaction, for a consideration of $200,000. The Sellers immediately loaned the entire proceeds to Bannix for its working capital requirements. This loan will be forfeited by the Sellers upon liquidation or business combination. In connection with this transaction, all parties agreed that there will be certain changes to the Board of Directors. Instant Fame LLC is a single asset entity, having no other holdings and or assets other than its Bannix interest.

As a result of the above, Subash Menon resigned as Chief Executive Officer of the Company and Nicholas Hellyer resigned as Chief Financial Officer, Secretary and Head of Strategy. Douglas Davis was appointed as the Chief Executive Officer. Further, Balaji Venugopal Bhat, Subbanarasimhaiah Arun and Vishant Vora resigned as Directors. Mr. Bhat, Mr. Arun and Mr. Vora served on the Audit Committee with Mr. Bhat serving as the committee chair. Mr. Bhat, Mr. Arun and Mr. Vora served on the Compensation Committee with Mr. Arun serving as the committee chair. The Board was also increased from two to seven and Craig Marshak and Douglas Davis were appointed as Co-Chairmans of the Board of Directors effective immediately. Further, Jamal Khurshid, Eric T. Shuss and Ned L. Siegel were appointed to the Board of Directors effective ten days after the mailing of a Schedule 14f Information Statement. The resignations referenced above were not the result of any disagreement with management or the Board. Transferred of founders shares and private placement units, as permitted transferee, took place after Doug Davis was appointed as CEO. On November 10, 2022, Sudeesh Yezhuvath resigned as a director for personal reasons. The resignation was not the result of any disagreements with management or the Board. Following Mr. Yeshuvath’s resignation, Mr. Subash Menon is the only remaining director that served prior to the sale by the Sellers to Instant Fame. Bannix currently six (6) directors, where five (5) of them been appointed by Instant Fame.

Bannix’s Units, Common Stock, and Warrants originally sold as part of the Units are currently listed on Nasdaq under the symbols “BNIXU,” “BNIX” and “BNIXW,” respectively.

The mailing address of Bannix’s principal executive office is 8265 West Sunset Blvd., Suite# 107, West Hollywood, CA 90046, and its telephone number is (323) 682-8949. After the consummation of the Business Combination, Bannix’s principal executive office will be that of the Company.

For additional information about Bannix, see the section entitled “Information About Bannix.”

20

Company

EVIE is an innovations and technologies group based in the United Kingdom. It brings together existing electric vehicle architecture, artificial intelligence and autonomous control technology as well as a software platform for control and rapid programming, with decades of automotive industry expertise. EVIE is updating its current POD offering as well as developing a range of autonomous mobile platform concepts intended to transform industries such as logistics, construction, agriculture and public mass transit in off highway, controlled environments. EVIE is a pre-commercial stage advanced artificial intelligence (“AI”), robotics and autonomous mobility developer. EVIE owns an extensive library of intellectual property related to its core areas of expertise. EVIE’s core product is a complete and reliable level 4 autonomous technology stack that can be used on its own mobility offerings as well as sold to 3rd party manufactures can install the system on their own equipment to enable it to drive autonomously and operate. This system in essence can be, “Lifted and Shifted” from one vehicle type to another. It is provided at a low price point, enabled by a propriety software architecture, which is purpose built for robotics and autonomous development as well as being covered by copywrite law. EVIE intends to have these manufactured and produced under license by established production partners providing instant global scale without the capital expenditure needs.

As part of enhancing EVIE intellectual portfolio, Bannix enter into a Patent Purchase Agreement as described before to acquire the “Apollo System” (internal name) which in short is a radio base platform based on machine learning driven technology that controls radio wave transmissions, analyzes their reflections data, and constructs 2D/3D images of stationary and moving objects.

For additional information about Company, see the section entitled “Information About Company.”

Patent Acquisition Agreement

On August 8, 2023, Bannix entered into the PPA with Tokenize, which is 50% owned of GBT Technologies Inc., which provided its consent, to acquire the entire right, title, and interest of certain Patents and patent applications providing an intellectual property basis for a machine learning driven technology that controls radio wave transmissions, analyzes their reflections data, and constructs 2D/3D images of stationary and in motion objects. The closing date of the PPA will immediately follow the closing of the Business Combination. The Purchase Price is set at 5% of the consideration that Bannix is paying to the shareholders of EVIE Group in connection with the Business Combination. The BCA sets the consideration to be paid by Bannix at $850 million and, in turn, the consideration in the PPA to be paid to Tokenize is $42.5 million. If the final Purchase Price is less than $30 million, Tokenize has the option to cancel the PPA. In accordance therewith, Bannix agrees to pay, issue and deliver to Tokenize, $42,500,000 in series A preferred stock to Tokenize, which such terms will be more fully set forth in the Series A Preferred Stock Certificate of Designation to be filed with the Secretary of State of the State of prior to the closing. The 42,500 Series A Preferred Stock will have stated value of face value of $1,000 per share and is convertible, at the option of Tokenize, into shares of common stock of Bannix at 5% discount to the VWAP during the 20 trading days prior to conversion, and in any event not less than $1.00. The Series A Preferred Stock will not have voting rights and will be entitled to dividends only in the event of liquidation. The Series A Preferred Stock will have a 4.99% beneficial ownership limitation providing that the Series A Preferred Stock may not be converted into more than 4.99% of the shares of common stock outstanding at any point in time. Series A Preferred Stock and the Conversion Shares shall be subject to the Seller Lockup Period. GBT conducted its own valuation of the Patents based on comparable in the market place, application in different industries, as well as potential uses by EVIE, and as such Bannix and Tokenize agreed that the final Purchase Price at closing will be equal to 5% of the total consideration that Bannix will pay to the Company Shareholders following the closing of the Business Combination. If the final Purchase Price is less than $30 million, Tokenize has the option to cancel the PPA.

21

Tokenize possesses intellectual property, with a specific focus on autonomous vehicles. The intellectual property includes a wireless computer vision system that uses radio waves to create 3D images and videos of objects. It can be used to detect obstacles and other vehicles, even in low visibility conditions. Apollo also integrates security measures to protect against cyber threats and data privacy concerns. It is expected that the Patents and related intellectual property can be incorporated into EVIE’s technology with the goal of working together to create a dependable, secure, and safe automatic transportation system. Below is a brief summary of each of Tokenize’s patents and their technological benefits, with a special emphasis on their applications for EVIE:

●	The use of radio waves to create 3D images and videos of objects.

●	It can be used to detect obstacles and other vehicles, even in low visibility conditions.

●	It integrates security measures to protect against cyber threats and data privacy concerns.

●	It optimizes communication between autonomous vehicles in a vehicle-to-everything (V2X) ecosystem.

The intellectual property provides a comprehensive computer vision system that is expected to enhance the existing EVIE system with advanced features, including:

●	360° RF-based, detailed computer vision through a complete 360-degree imaging of the vehicle’s surroundings using AI-driven radio waves transmission and reflections analysis methods. It combines data from multiple antennas using neural networks to generate a seamless coverage of the entire environment.

●	Obstacles detection and avoidance: the intellectual property has the ability to detect and track objects in the vehicle’s vicinity by analyzing the reflections of radio waves that bounce off objects. It identifies different types of objects and applies reliability algorithms to determine if the object is an obstacle.

●	Passenger count: the intellectual property has the ability to count passengers entering and leaving the vehicles using ML-driven algorithms to identify humans.

●	Emergency Situation Identification: the intellectual property detects volumetric changes and translates them to identify emergency situations, such as a human’s movement or fall. It can also detect medical emergencies, hostage situations, crimes, and more.

●	Concealed Weapon Identification: the intellectual property has the ability to identify concealed weapons by analyzing the shapes and material types of objects using radio waves.

●	Credit Card charging: the intellectual property can communicate directly with customers’ credit cards and perform charge per ride.

In addition to the above, we believe that we will be able to incorporate various other Tokenize intellectual property into the EVIE products including (i) facial recognition technology using AI to identify people including those wearing masks, provide personalized vehicle access control, driver monitoring and passenger authentication, (ii) database management using AI to secure and manage all data for the EVIE systems, (iii) a secure communication system that uses advanced cryptography to protects data and prevents cyber threats. It can also track vehicles without GPS and communicate directly with satellites. The system is designed to enhance the safety and performance of autonomous vehicles.

Going Concern

Company’s management concluded that Company does not have sufficient cash to fund its operations 12 months from the date of its financial statements included within this registration statement, without additional financing, and as a result, there is substantial doubt about Company’s ability to continue as a going concern. Similarly, Company’s independent registered public accounting firm included an explanatory paragraph in its report on Company’s consolidated financial statements as of and for the year ended December 31, 2022 with respect to this uncertainty.

Emerging Growth Company and Smaller Reporting Company

Upon consummation of the Business Combination, New Company will remain an “emerging growth company,” as defined under the JOBS Act. As an emerging growth company, New Company will be eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies. These include, but are not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and the requirement to obtain stockholder approval of any golden parachute payments not previously approved.

22

New Company will remain an emerging growth company until the earlier of (1) December 31, 2026 (the last day of the fiscal year following the fifth anniversary of the consummation of the Initial Public Offering), (2) the last day of the fiscal year in which New Company has total annual gross revenue of at least $1.07 billion, (3) the last day of the fiscal year in which New Company is deemed to be a “large accelerated filer,” as defined in the Exchange Act, and (4) the date on which New Company has issued more than $1.0 billion in nonconvertible debt securities during the prior three-year period.

Upon consummation of the Business Combination, New Company will also be a “smaller reporting company” as defined in the rules promulgated under the Exchange Act. Even after New Company no longer qualifies as an emerging growth company, it may still qualify as a “smaller reporting company” which would allow it to take advantage of many of the same exemptions from disclosure requirements, including exemption from compliance with the auditor attestation requirements of Section 404 and reduced disclosure obligations regarding executive compensation in periodic reports and proxy statements.

New Company will be able to take advantage of these scaled disclosures for so long as its voting and non-voting common stock held by non-affiliates on the last business day of its second fiscal quarter is less than $250.0 million, or its annual revenue is less than $100.0 million during the most recently completed fiscal year and its voting and non-voting common stock held by non-affiliates on the last business day of the second quarter of that fiscal year is less than $700.0 million.

The Business Combination Proposal

Pursuant to the Business Combination Agreement, a Business Combination between Bannix and Company will be effected whereby Bannix will acquire all of the Company share capital from the Company Shareholder and the Company will become a wholly-owned subsidiary of Bannix.

After consideration of the factors identified and discussed in the section entitled “Proposal 1: The Business Combination Proposal — The Board’s Reasons for Approval of the Business Combination,” our Board concluded that the Business Combination met all of the requirements disclosed in the prospectus for our Initial Public Offering.

The terms and conditions of the Business Combination are contained in the Business Combination Agreement, which is attached to this proxy statement as Annex A and is incorporated by reference herein in its entirety. Bannix encourages you to read the Business Combination Agreement carefully, as it is the legal document that governs the Business Combination. For more information on the Business Combination Agreement, see the section entitled “Proposal 1: The Business Combination Proposal.”

Business Combination – Termination

The Business Combination Agreement may be terminated (i) by mutual written consent of Bannix and the Company, (ii) by either party, if any of the representations or warranties of the other party shall not be true and correct or if the Company or the Company Shareholders has failed to perform any covenant or agreement on the part of the Company or the Company Shareholders, (iii) by either party if a governmental entity shall have issued an order or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by the Business Combination Agreement and such order or other action shall have become final and non-appealable, or (iv) by either party if the special meeting has been held, has concluded, the stockholders of Bannix have duly voted and the approval of the Business Combination was not obtained. The Business Combination Agreement may be terminated by either party, with certain limitations, after December 31, 2023, if the Business Combination has not closed. No termination fee will be paid in the event of a termination.

Financing Requirements

New Company believes that the proceeds from the Business Combination will be suﬃcient to meet the immediate working capital needs of New Company assuming that there are no significant redemptions. If the redemptions are significant, then the New Company will not have the required proceeds to fund New Company’s operations. As a result of EVIE’s lack of operations, limited cash reserves, and lack of positive cash flow, it will be difficult for New Bannix to bring new products to market without significant additional financing should a significant amount of public investors redeem their public common stock. New Company and Bannix expect to enter into additional financing agreements as needed, which may include an equity line of credit in addition to other sources of financing. Nonetheless, New Company’s current expectations may prove to be inaccurate. Changing circumstances, some of which may be beyond New Company’s control, could cause New Company to spend capital signiﬁcantly faster than we currently anticipate, and we may need to seek additional funding sooner than planned, including ﬁnancing in addition to any interim financing we may obtain. To the extent this occurs, it could impose signiﬁcant dilution on the stockholders of New Company.

Company and Bannix are expected to enter into additional financing agreements. The nature and degree of certainty of the financing arrangements into which the Company expects to enter cannot be predicted as of the date of this proxy statement. While we expect that the terms of any such financing arrangements, including an equity line of credit described above, will be disclosed prior to the time any Public Stockholders are asked to make voting and redemption decisions, it is possible that the terms of such financing arrangements may not be finalized as of the time that the Public Stockholders are asked to make voting and redemption decisions, and the terms of such financing arrangements may dilute the equity interests of our public shareholders in connection with the Business Combination, and that dilution may be significant and may result in a decrease to New Company’s stock price.

Special Meeting – March 2023

Bannix held a special meeting on March 8, 2023 pursuant to which Bannix filed an amendment to its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on March 9, 2023 (the “Extension Amendment”), to extend the date (the “Extension”) by which Bannix must (1) complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination involving Bannix and one or more businesses (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem 100% of Bannix’s common stock (“common stock”) included as part of the units sold in Bannix’s initial public offering that was consummated on September 14, 2021 (the “IPO”), from March 14, 2023, and to allow Bannix, without another stockholder vote, to further extend the date to consummate a business combination on a monthly basis up to twelve (12) times by an additional one (1) month each time after March 14, 2023 or later extended deadline date, by resolution of Bannix’s board of directors (the “Board”), if requested by Instant Fame, LLC, a Nevada limited liability company (“Sponsor”), upon five days’ advance notice prior to the applicable deadline date, until March 14, 2024, or a total of up to twelve (12) months after March 14, 2023 (such date as extended, the “Deadline Date”), unless the closing of a business combination shall have occurred prior thereto.

23

In connection with the vote on the Extension Amendment at the Special Meeting, stockholders holding a total of 3,960,387 shares of Bannix’s common stock exercised their right to redeem such shares for a pro rata portion of the funds in Bannix’s trust account. As a result, approximately $41,077,189.13 (approximately $10.37201 per share) been removed from Bannix’s trust account to pay such holders. Following redemptions, Bannix had 5,463,613 shares outstanding.

The Board’s Reasons for Approval of the Business Combination

The Board considered a wide variety of factors in connection with its evaluation of the Business Combination. In light of the complexity of those factors, the Board, as a whole, did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it took into account in reaching its decision. Individual members of the Board may have given different weight to different factors.

As part of the Transaction, on or about July 12, 2023, the Company filed with the United Kingdom Cabinet Office a notification under the National Security and Investment Act 2021 (the “Act”) in relation to the acquisition of EVIE, which is required by the Act (the “Notification”). On September 6, 2023, the Company was notified by the U.K. Cabinet Office, Risk Identification and Review Investment Security Unit, that the Secretary of State has considered the notification and approved it. With such approval, in accordance with section 14 of the Act, the Secretary of State has determined that he will be taking no further action in relation to the acquisition of EVIE by the Company.

For a more complete description of the Board’s reasons for the approval of the Business Combination and its recommendations in favor of the Business Combination Proposal, please see the section entitled “Proposal 1: The Business Combination Proposal — The Board’s Reasons for Approval of the Business Combination.”

Sources and Uses of Funds for the Business Combination

The following tables summarize the sources and uses for funding the Business Combination (i) assuming that no additional shares of Common Stock are redeemed in connection with the Business Combination and (ii) assuming maximum redemptions. For an illustration of the number of shares and percentage interests outstanding under each scenario see the section entitled “Unaudited Pro Forma Condensed Consolidated Combined Financial Information.”

24

No Additional Redemptions

Sources of Funds (in millions)		Uses (in millions)
Cash held in Trust Account(1)	$31,914,538	Common stock of Combined Company issued to Company Stockholders(2)	$850,000,000
Committed Financing(2)		Transaction and other costs(3)
Common stock of Combined Company issued to Company Stockholders(3)		Cash to Combined Company balance sheet
Total Sources	$31,914,538	Total Uses	$850,000,000

(0)	As of November , 30, 2023, respective of the 3,960,387 Public Shares redeemed for aggregate redemption payments of approximately 41,077,189 a $10.37 per share redemption price) as part of the Special Meeting on March 8, 2023.

(2) Shares issued to Company Stockholders are at a deemed value of $10.00 per share. Assumes [*] shares of New Company common stock issued. See the section entitled “Unaudited Pro Forma Condensed Consolidated Combined Financial Information” for more details.

(3) Represents an estimated amount, inclusive of fees related to the Business Combination and related transactions.

Net Tangible Asset Scenario

Sources of Funds (in millions)		(in Uses millions)
Cash held in Trust Account(1) 21,054,790	$	Common stock of Combined Company issued to Company Stockholders(2) 850,000,000	$
Transaction and other costs(3)
Common stock of Combined Company issued to Company Stockholders(3)		Cash to Combined Company balance sheet
Total Sources 21,054,790	$	Total Uses 850,000,000	$

(0)	As of November, 30, 2023, respective of the 3,960,387 Public Shares redeemed for aggregate redemption payments of approximately $41,077,189 a $10.37 per share redemption price) as part of the Special Meeting on March 8, 2023.

(2) Shares issued to Company Stockholders are at a deemed value of $10.00 per share. Assumes 85,000,000 shares of New Company common stock issued. See the section entitled “Unaudited Pro Forma Condensed Consolidated Combined Financial Information” for more details.

(3) Represents an estimated amount, inclusive of fees related to the Business Combination and related transactions.

Accounting Treatment

We expect the Transactions to be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, Bannix is expected to be treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the financial statements of Combined Company will represent a continuation of the financial statements of EVIE with the Transactions treated as the equivalent of EVIE issuing shares for the net assets of Bannix, accompanied by a recapitalization. The net assets of Bannix will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Transactions will be those of EVIE in future reports of Combined Company.

25

Ownership of the Post-Business Combination Company After the Closing

 It is anticipated that upon completion of the Business Combination and assuming no additional redemptions by the Public Stockholders, the Public Stockholders will retain an ownership interest of approximately 3.98% in the Combined Company, the Sponsor and related parties will retain an ownership interest of approximately 2.81% of the Combined Company, and the Company Stockholders will own approximately 93.21% of the Combined Company.

The following tables illustrate estimated ownership levels in the Combined Company, immediately following the consummation of the Business Combination, based on the varying levels of redemptions by the Public Stockholders, excluding potential sources of dilution, and the following additional assumptions:

	After the Business Combination
	No redemption		Net Tangible Asset Scenario
	Number	Percent	Number	Percent
	of Shares	Owned	of Shares	Owned

Company Stockholders	85,000,000	93.2%	85,000,000	94.2%
Public Stockholders (2) (3)	3,629,613	3.7%	2,105,479	3.0%
Sponsor and related parties	2,564,600	2.8%	2,564,600	2.8%

		100.00%		100.00%

Pro forma Common Stock as of November 30, 2023
Potential sources of dilution:

Public Warrants	6,900,000	6,900,000

(1) Assumes that no additional Public Shares are redeemed (and including 690,000 common shares deriving from public rights upon closing).

(2) Assumes that 884,230 Public Shares are redeemed for aggregate redemption payments of approximately $9.6 million assuming a $10.89 per share redemption price and based on funds in the Trust Account as of January 16, 2024. The net tangible asset scenario reflects the maximum number of Bannix Public Shares that can be redeemed without violating the conditions of the Business Combination Agreement or the requirement of Bannix’s Existing Organizational Documents that Bannix cannot redeem Public Shares if it would result in Bannix having a minimum net tangible asset value of less than $5,000,001 after giving effect to the payments to redeeming shareholders. This scenario is included in this proxy statement for illustrative purposes only.

26

(3) This does not include the issuance of up to 42,500,000 shares of common stock upon conversion of the Series A Preferred Stock to be held by Tokenize. Following the closing of the business combination, in connection with Bannix’s acquisition of the Patents pursuant to the PPA, Bannix agrees to pay, issue and deliver to Tokenize, Series A Preferred Stock with a stated value of $42,500,000, which such terms will be more fully set forth in the Series A Preferred Stock Certificate of Designation to be filed with the Secretary of State of the State of Delaware prior to the closing of the PPA. The 42,500 Series A Preferred Stock will have stated value of face value of $1,000 per share and is convertible, at the option of Tokenize, into shares of common stock of Bannix at 5% discount to the VWAP during the 20 trading days prior to conversion, and in any event not less than $1.00. The Series A Preferred Stock will not have voting rights and will be entitled to dividends only in the event of liquidation. The Series A Preferred Stock will have a 4.99% beneficial ownership limitation providing that the Series A Preferred Stock may not be converted into more than 4.99% of the shares of common stock outstanding at any point in time. Series A Preferred Stock and the shares of common stock issuable upon conversion of the Series A Preferred Stock (the “Conversion Shares”) shall be subject to a lock-up beginning on the Closing Date and ending on the earliest of (i) the six (6) months after such date, (ii) a change in control, or (iii) written consent of Tokenize (the “Seller Lockup Period”).

Additional Matters Being Voted On By Bannix Stockholders

In addition to voting on the Business Combination Proposal, Bannix stockholders will vote on the following Proposals:

●	Charter Amendment Proposal

●	Advisory Charter Amendment Proposals

●	Stock Issuance Proposal

●	Director Election Proposal

●	Adjournment Proposal

27

The proposals are detailed below.

The Charter Amendment Proposal

Assuming the Business Combination Proposal is approved and adopted, Bannix stockholders will vote on a proposal to approve the Proposed Charter, which will amend and restate the Current Charter, and amended bylaws for the Combined Company. If approved, the Proposed Charter and Proposed Bylaws will be in effect upon the Closing. See the section entitled “Proposal 2: The Charter Amendment Proposal.” Copies of the Proposed Charter and the Proposed Bylaws are attached to this proxy statement as Annex B and Annex C, respectively.

The Advisory Charter Amendment Proposals

On a non-binding advisory basis, Bannix stockholders will vote on a proposal to approve the Advisory Charter Amendment Proposals, which are being presented pursuant to guidance of the SEC as seven separate sub-proposals. See the section entitled “Proposal 3: The Advisory Charter Amendment Proposals.”

The Stock Issuance Proposal

Assuming the Business Combination Proposal is approved and adopted, for purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635, Bannix stockholders will vote on the issuance of 85,000,000 shares of New Company common stock in connection with the Business Combination. See the section entitled “Proposal 4: The Stock Issuance Proposal.”

The Director Election Proposal

Assuming the Business Combination Proposal is approved and adopted, Bannix stockholders will vote on a proposal to approve of the appointment of five (5) directors nominated by the Company who, upon consummation of the Business Combination, will become the directors of the Combined Company. See the section entitled “Proposal 5: The Director Election Proposal.”

The Adjournment Proposal

Bannix stockholders will be asked to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates if it is determined that more time is necessary or appropriate, in the judgment of the Board or the officer presiding over the Special Meeting, for Bannix to consummate the Business Combination (including to solicit additional votes in favor of any of the Proposals). See the section entitled “Proposal 8: The Adjournment Proposal.”

Bannix’s Sponsor and Officers and Directors

As of the Record Date, the Sponsor and Bannix’s officers and directors beneficially owned and were entitled to vote an aggregate of 2,524,000 shares of Bannix Common Stock. The shares owned by the Sponsor and Bannix’s officers and directors currently constitute approximately 46.2% of the outstanding Bannix Common Stock.

In connection with the Initial Public Offering, the Sponsor and each of Bannix’s officers and directors agreed to vote their Founder Shares, Private Placement Warrants and Public Shares in favor of an initial business combination.

In connection with Bannix’s entry into the Business Combination Agreement, pursuant to the Sponsor Support Agreement (a copy of which is exhibited to the Business Combination Agreement), and effective as of the consummation of the Closing, the Existing Sponsor Lock-ups will be replaced with the lock-up arrangements described in the Proposed Bylaws further described in the section entitled “Proposal 1: The Business Combination Proposal — Related Agreements — Sponsor Support Agreement.”

28

Special Meeting Information

Date, Time and Place of Special Meeting

The Special Meeting will be held virtually on *, 2023, at 12:00 PM Eastern Time, at *. Bannix stockholders may attend, vote and examine the list of Bannix stockholders entitled to vote at the Special Meeting by visiting and entering the control number found on their proxy card, voting instruction form or notice they previously received. In light of public health concerns regarding the novel coronavirus (COVID-19), the Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting physically.

Voting Power; Record Date

Bannix stockholders will be entitled to vote or direct votes to be cast at the Special Meeting if they owned Bannix Common Stock at the close of business on *, 2023, which is the Record Date for the Special Meeting. Stockholders will have one vote for each share of Bannix Common Stock owned at the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were * shares of Bannix Common Stock entitled to vote at the Special Meeting, of which * were owned by the Sponsor or an affiliate thereof.

Quorum and Vote of Bannix Stockholders

A quorum of Bannix stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the voting power of all outstanding shares of Bannix Common Stock entitled to vote at the meeting are represented in person (which would include presence at a virtual meeting) or by proxy. As of the Record Date, there were * shares of Common Stock outstanding; therefore, a total of * shares of Bannix Common Stock must be represented at the Special Meeting in order to constitute a quorum. Abstentions and withheld votes will count as present for the purposes of establishing a quorum, but will not count as votes cast at the Special Meeting for any of the Proposals. Because the Proposals are “non-discretionary” items, your broker will not be able to vote uninstructed shares for any of the Proposals. As a result, if you do not provide voting instructions, a broker “non-vote” will be deemed to have occurred for each of the Proposals. Broker “non-votes” will not be counted as present for purposes of determining whether a quorum is present. As of the Record Date, the Sponsor holds approximately *% of the outstanding Bannix Common Stock.

The Proposals presented at the Special Meeting will require the following votes:

●	The approval of the Business Combination Proposal will require the affirmative vote of the holders of a majority of the shares of Bannix Common Stock cast in respect of that Proposal and entitled to vote thereon at the Special Meeting, voting as a single class.

●	The approval of the Charter Amendment Proposal and each of the Advisory Charter Amendment Proposals will require the affirmative vote of a majority of the issued and outstanding shares of each of the Common Stock. Accordingly, a Bannix stockholder’s failure to vote by proxy or to vote in person (which would include presence at a virtual meeting) at the Special Meeting, a broker non-vote, or an abstention will have the same effect as a vote “AGAINST” the Charter Amendment Proposal.

●	The approval of each of the Stock Issuance Proposal and the Adjournment Proposal and each of the Advisory Charter Amendment Proposals will require the affirmative vote of the holders of a majority of the shares of Bannix Common Stock cast in respect of the relevant Proposal and entitled to vote thereon at the Special Meeting, voting as a single class.

29

●	The Director Election Proposal will require a plurality vote of the shares of Bannix Common Stock, voting as a single class, cast in respect of that Proposal and entitled to vote thereon at the Special Meeting. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

Abstentions and broker non-votes will have no effect on any of the Proposals that will be presented at the Special Meeting, other than as indicated above.

Consummation of the Business Combination is conditioned on approval of the Business Combination Proposal, the Charter Amendment Proposal, the Stock Issuance Proposal, the Director Election Proposal, (and each such Proposal is cross-conditioned on the approval of such other Proposals).

Redemption Rights of Bannix Stockholders

Pursuant to the Current Charter, any holders of Public Shares may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, less franchise and income taxes payable. If demand is properly made and the Business Combination is consummated, these shares, immediately prior to the Business Combination, will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account (including interest earned on the funds held in the Trust Account and not previously released to pay the Company’s franchise and income taxes, less any owed but unpaid taxes on the funds in the Trust Account). For illustrative purposes, based on funds in the Trust Account of $* on the Record Date, the estimated per share redemption price would have been approximately $*.

In order to exercise your redemption rights, you must:

●	check the box on the enclosed proxy card to elect redemption;

●	provide, in the written request to redeem your Public Shares for cash to Continental, Bannix’s transfer agent, a “Stockholder Certification” if you are not acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) with any other stockholder with respect to shares of Bannix Common Stock; and

●	prior to *, 2023 (two business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that Bannix redeem your Public Shares for cash to Continental at the following address: Continental Stock Transfer & Trust Company, 1 State Street, [3]0th Floor, New York, New York 10004.

●	deliver your Public Shares either physically or electronically through DTC or to Continental at least two business days before the Special Meeting. Public Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from Continental and time to effect delivery. It is Bannix’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from Continental. However, Bannix does not have any control over this process and it may take longer than two weeks. Stockholders who hold their Public Shares in “street” name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Any request for redemption, once made by a Public Stockholder, may be withdrawn at any time prior to the time the vote is taken with respect to the Business Combination Proposal at the Special Meeting. If you deliver your Public Shares for redemption directly to Continental or deliver your Public Shares either physically or electronically through DTC, and later decide prior to the Special Meeting not to elect redemption, you may request that Continental return the shares (physically or electronically). You may make such request by contacting Continental at 917-262-2373, by email at proxy@continentalstock.com or by writing to the address at: Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004.

30

Prior to exercising redemption rights, stockholders should verify the market price of shares of Common Stock as they may receive higher proceeds from the sale of their shares of Common Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in Common Stock when you wish to sell your shares.

If you exercise your redemption rights, your shares of Common Stock will cease to be outstanding immediately prior to the Business Combination and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account, as described above. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Combined Company, if any. You will be entitled to receive cash for these shares only if you properly and timely demand redemption, in accordance with the process described above.

If the Business Combination is not approved or completed for any reason, then Public Stockholders who elected to exercise their redemption rights will not be entitled to redeem their shares. In such case, Bannix will promptly return any Public Shares previously delivered by the Public Stockholders.

Tax Consequences of Business Combination

For a description of the material U.S. federal income tax consequences of the Business Combination, please see the information set forth in the section entitled “Material U.S. Federal Income Tax Considerations.”

Appraisal Rights

Bannix’s stockholders do not have appraisal rights in connection with the Business Combination under Delaware law.

Regulatory Matters

Neither Bannix nor Company is aware of any material regulatory approvals or actions that are required for completion of the Business Combination other than the expiration of the waiting period under the HSR Act, which period has expired. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained.

Proxy Solicitation

Proxies may be solicited by mail, telephone or in person (which would include presence at a virtual meeting). Stockholders may also change their votes by submitting a later-dated proxy as described in the section entitled “Special Meeting of Bannix Stockholders — Revoking Your Proxy.”

Interests of the Sponsor and Bannix’s Directors and Officers in the Business Combination

In considering the recommendation of the Board to vote in favor of approval of the Business Combination Proposal, the Charter Amendment Proposal and the other Proposals, Bannix stockholders should keep in mind that the Sponsor (which is affiliated with certain of Bannix’s officers and directors) and Bannix’s officers and directors have interests in such Proposals that are different from, or in addition to, your interests as a Bannix stockholder. These interests include, among other things:

31

●	If the Business Combination with Company or another business combination is not consummated by March 14, 2024 (as approved by the stockholders at the extension meeting held on March 8, 2023 and as may be further amended), Bannix will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of its remaining stockholders and its Board, dissolving and liquidating. In such event, (i) the 2,524,000 Founder Shares held by the Sponsor, which were acquired by the Sponsor for a purchase price of approximately $0.0114 per share, or $[28,750] in the aggregate, prior to the Initial Public Offering, and (ii) 406,000 Private Placement Units purchased by the Sponsor for a purchase price of $9.11 per unit, or $3,700,000 in the aggregate, in the Concurrent Private Placement, would be worthless because the holders are not entitled to participate in any redemption or distribution from the Trust Account with respect to such securities. Such securities had an aggregate market value of approximately $* million based upon the closing price of $* per share of Common Stock on Nasdaq on the Record Date.

●	The fact that given the differential in the purchase price that the Sponsor paid for the Founder Shares, as compared to the price of the Public Shares sold in the Initial Public Offering and the shares of Common Stock that the Sponsor will receive upon conversion of the Founder Shares in connection with the Business Combination, the Sponsor may earn a positive rate of return on its investment even if the New Company common stock trades below the price initially paid for the Public Shares in the Initial Public Offering and the Public Stockholders experience a negative rate of return following the completion of the Business Combination.

●	If Bannix is unable to complete an initial business combination within the required time period, the Sponsor will be personally liable under certain circumstances described herein to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Bannix for services rendered or contracted for or products sold to Bannix. If Bannix consummates an initial business combination, on the other hand, Bannix will be liable for all such claims.

●	The Business Combination Agreement provides for the continued indemnification of Bannix’s current directors and officers and the continuation of directors’ and officers’ liability insurance covering Bannix’s current directors and officers from and after the Effective Time for a period of six years.

●	Certain of Bannix’s current directors and officers are expected to be directors of New Company after the consummation of the Business Combination and as such, in the future, they may receive cash fees, stock options, stock awards or other remuneration that the New Company Board determines to pay to them and any other applicable compensation as described under section “Executive and Director Compensation — Director Compensation.”

●	None of Bannix’s officers or directors will be required to commit his or her full time to the affairs of New Company and, accordingly, may have conflicts of interest in allocating his or her time among various business activities.

●	In the course of their other business activities, Bannix’s officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to New Company as well as the other entities with which they are affiliated. Bannix’s management may have conflicts of interest in determining to which entity a particular business opportunity should be presented.

●	The Sponsor has agreed to waive its redemption rights with respect to the shares of Bannix Common Stock it holds in connection with the Business Combination. Additionally, the Sponsor agreed to waive its redemption rights with respect to any Founder Shares and Public Shares held by it if we fail to consummate our initial business combination within 24 months after the closing of the Initial Public Offering. If Bannix does not complete an initial business combination within such applicable time period, the proceeds of the sale of the Private Placement Warrants held in the Trust Account will be used to fund the redemption of the Public Shares, and the Private Placement Warrants purchased in the Concurrent Private Placement will become worthless. The Private Placement Warrants purchased in the Concurrent Private Placement held by the Sponsor had an aggregate market value of approximately $* million based upon the closing price of $* per share of Common Stock on Nasdaq on the Record Date. In addition, effective as of the consummation of the Closing, with certain limited exceptions, the lock-up arrangements described in the Proposed Bylaws (a copy of which is attached to this proxy statement as Annex C) will prevent the transfer or assignment of New Company common stock (or any securities convertible into or exercisable or exchangeable for shares of New Company common stock) in accordance with the terms thereof. These lock-up arrangements are further described in the section entitled “Proposal 1: The Business Combination Proposal — Related Agreements — Sponsor Support Agreement.” Since the Sponsor and Bannix’s officers and directors may directly or indirectly own Bannix Common Stock following the Initial Public Offering, Bannix’s officers and directors may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate the initial business combination.

32

●	The Sponsor may use the funds held by Bannix outside the trust account to pay for any expenses or liabilities of Bannix or otherwise distributing or paying over any funds held by Bannix outside the trust account to the Sponsor or any of its affiliates, in each case, prior to the Closing; provided, that prior to any distribution or payment of any funds to the Sponsor or any of its affiliates pursuant to the foregoing clause, Bannix shall cause any indebtedness of Bannix payable or owing to the Sponsor or any of its affiliates to be paid in full and discharged with no further liability or obligation of Bannix. Such amount held outside the Trust Account is currently $31,310,191 as of June 30, 2023.

Recommendation to Bannix Stockholders

After careful consideration, the Board determined unanimously that each of the Business Combination Proposal, the Charter Amendment Proposal, the Advisory Charter Amendment Proposals, the Stock Issuance Proposal, the Director Election Proposal and the Adjournment Proposal, if presented, is fair to and in the best interests of Bannix and its stockholders. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” each of these Proposals.

For a description of various factors considered by the Board in reaching its decision to recommend in favor of voting for each of the Proposals to be presented at the Special Meeting, see the sections herein regarding each of the Proposals.

Summary of Risk Factors

The following is a summary of the principal risks to which (i) Company’s business, operations and financial performance and (ii) the Business Combination are subject to. Each of these risks is more fully described in the individual risk factors set forth under “Risk Factors” in this proxy statement. Unless the context otherwise requires, all references in this subsection to the “Company,” “we,” “us” or “our” refer to the business of Company prior to the consummation of the Business Combination, which will be the business of the Combined Company following the consummation of the Business Combination.

Comparison of Governance and Stockholders’ Rights

Following the Closing, the rights of Bannix stockholders who remain New Company stockholders will no longer be governed by the Current Charter and the Current Bylaws and will instead be governed by the Proposed Charter and the Proposed Bylaws adopted in connection with the Charter Amendment Proposal. See the section entitled “Comparison of Governance and Stockholders’ Rights” beginning on page *.

SELECTED HISTORICAL FINANCIAL INFORMATION

Bannix is providing the following selected historical financial information to assist you in your analysis of the financial aspects of the Business Combination.

Bannix’s selected historical financial information is derived from Bannix’s audited financial statements included elsewhere in this proxy statement for the year ended December 31, 2022 and 2021.

Company’s balance sheet data as of December 31, 2022 and December 31, 2021, and statement of operations and comprehensive loss data for the fiscal years ended December 31, 2022 and December 31, 2021 are derived from Company’s audited financial statements, included elsewhere in this proxy statement.

33

The financial data set forth below should be read in conjunction with, and is qualified by reference to, the text of the sections entitled “Bannix Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Company Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto included elsewhere in this proxy statement. Bannix’s and Company’s financial statements are prepared and presented in accordance with U.S. GAAP. The historical results included below and elsewhere in this proxy statement are not indicative of future performance of Bannix or Company.

Selected Historical Financial Information: Bannix

The selected historical statement of operations data of Bannix for the years ended December 31, 2021 and December 31, 2022 and the balance sheet data as of December 31, 2022 are derived from Bannix’s audited annual financial statements (as restated) included elsewhere in this proxy statement. The selected historical condensed consolidated statement of operations data of Bannix for the three and nine months ended September 30, 2023 and the selected historical condensed consolidated balance sheet data as of September 30, 2023 are derived from Bannix’s unaudited interim condensed consolidated financial statements included elsewhere in this proxy statement. The unaudited interim condensed consolidated financial data set forth below have been prepared on the same basis as our audited annual consolidated financial statements (as restated) and, in the opinion of Bannix’s management, reflect all adjustments, consisting only of normal recurring adjustments, that are necessary for the fair statement of such data.

Bannix’s historical results are not necessarily indicative of the results that may be expected for any other period in the future and Bannix’s results for the nine months ended September 30, 2023 are not necessarily indicative of the results that may be expected for the full year ending December 31, 2023 or any other period. You should read the selected historical financial data set forth below together with Bannix’s financial statements and the accompanying notes included elsewhere in this proxy statement, the information in the section entitled “Bannix’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and other financial information included elsewhere in this proxy.

Bannix is providing the following selected historical consolidated financial information to assist you in your analysis of the financial aspects of the Transactions.

The following tables present Bannix’s selected historical financial information derived from Bannix’s unaudited financial statements included elsewhere in this proxy statement for the nine months ended September 30, 2023 and 2022 and Bannix’s audited financial statements as of and for the years ended December 31, 2022 and as December 31, 2021.

The financial data set forth below should be read in conjunction with, and is qualified by reference to, “Bannix’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto included elsewhere in this proxy statement. Bannix’s financial statements are prepared and presented in accordance with U.S. GAAP.

34

	For the Nine Months Ended September 30, 2023	For the Nine Months Ended September 30, 2022	Year Ended December 31, 2022	For the Period From January 21, 2021 (Inception) Through December 31, 2021
Income Statement Data:
Loss from operations	$(1,197,866)	$(743,647)	$(1,000,944)	$(395,702)
Net (loss) income	$(151,848)	$(170,124)	$47,107	$(277,203)
Basic and diluted weighted average shares outstanding	6,435,576	9,424,000	9,424,000	4,785,051
Basic and diluted net (loss) income per share	$(0.02)	$(0.02)	$0.00	$(0.06)

	September 30, 2023	December 31, 2022	December 31, 2021
Balance Sheet Data:
Investments held in the Trust Account	$31,906,039	$71,421,125	$69,691,502
Total assets	$31,951,561	$71,466,678	$70,292,562
Total liabilities	$3,860,608	$1,735,906	$657,727
Common stock subject to possible redemption	$31,270,132	$70,973,384	$58,071,313
Total shareholders’ (deficit) equity	$(3,179,179)	$(1,242,612)	$11,563,522

Selected Historical Financial Information: EVIE

The selected historical consolidated statements of operations data of EVIE for the period from May 8, 2023 (inception) through September 30, 2023 and the selected historical consolidated balance sheets data as of September 30, 2023 are derived from EVIE’s audited consolidated financial statements included elsewhere in this proxy statement.

EVIE’s historical results are not necessarily indicative of the results that may be expected for any other period in the future and EVIE’s results for the period from May 8, 2023 (inception) through September 30, 2023 are not necessarily indicative of the results that may be expected for the full year ending December 31, 2023 or any other period. You should read the selected historical consolidated financial data set forth below together with EVIE’s consolidated financial statements and the accompanying notes included elsewhere in this proxy statement, the information in the section entitled “EVIE’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and other financial information included elsewhere in this .

EVIE is providing the following selected historical consolidated financial information to assist you in your analysis of the financial aspects of the Transactions.

EVIE AUTONOMOUS GROUP LTD

BALANCE SHEET

September 30, 2023
Assets
Cash	$—
Total current assets	—

Total assets	$—

Liability and Stockholder’s Equity
Current liabilities:
Accounts payable	55,492
Related party payable	$20,000
Total liabilities	75,492

Stockholder’s Equity:
Common stock, $1.2617 par value; 100 shares authorized, issued and outstanding	126
Accumulated other comprehensive gain	1,420
Additional paid-in capital	—
Accumulated deficit	(77,038)
Total stockholder’s equity	(75,492)

Total Liabilities and Stockholder’s Equity	$—

35

EVIE AUTONOMOUS GROUP LTD
STATEMENTS OF OPERATIONS

For the Period from May 8, 2023 (Inception) to September 30, 2023
Operating costs	$76,912
Net loss	$(76,912)

Weighted average shares outstanding, basic and diluted	100
Basic and diluted net income per common share	$(769.12)

SELECTED UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED FINANCIAL INFORMATION

The unaudited pro forma condensed combined financial statements do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the Business Combination occurred on the dates indicated. The unaudited pro forma condensed combined financial statements also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only.

The historical financial statements of EVIE have been prepared in accordance with U.S. GAAP and in its functional and presentation currency of the United States dollar (“USD”). The historical financial statements of Bannix have been prepared in accordance with U.S. GAAP in its functional and presentation currency of USD.

The unaudited pro forma condensed combined financial information has been prepared using the assumptions below with respect to the potential redemption into cash of Bannix common stock:

●	Assuming No Additional Redemptions: This presentation assumes that, after the redemptions of 3,960,387 shares of common stock of Bannix in March 2023 (the “March Redemptions”), no additional public shareholders of Bannix exercise redemption rights with respect to their Public Shares upon consummation of the Business Combination.

●	Net Tangible Asset Scenario: This presentation assumes that, after the March Redemptions, Bannix public shareholders holding 884,230 shares of Bannix common stock will exercise their redemption rights for $9.6 million upon consummation of the Business Combination at a redemption price of approximately $10.89 per share. The net tangible asset scenario reflects the maximum number of Bannix Public Shares that can be redeemed without violating the conditions of the Business Combination Agreement or the requirement of Bannix’s Existing Organizational Documents that Bannix cannot redeem Public Shares if it would result in Bannix having a minimum net tangible asset value of less than $5,000,001 after giving effect to the payments to redeeming shareholders. This scenario includes all adjustments contained in the “no additional redemptions” scenario and presents additional adjustments to reflect the effect of the net tangible asset scenario.

36

The following table sets out share ownership of EVIE on a pro forma basis assuming the No Additional Redemption Scenario and the Net Tangible Asset Scenario:

	No Additional Redemption Scenario	Net Tangible Asset Scenario
EVIE stockholders	85,000,000	85,000,000
Bannix public stockholders (2)	3,629,613	2,745,383
Sponsor’s Founders Shares (1)	2,564,600	2,564,600
Total	91,194,213	90,309,983

(1)	Includes 406,000 Private Rights converted to 40,600 shares of common stock upon consummation of the Business Combination.

(2)	Includes 6,900,000 Public Rights converted to 690,000 shares of common stock upon consummation of the Business Combination.

The following table sets out summary data derived from the unaudited pro forma condensed combined statement of financial position and the unaudited pro forma condensed combined statement of operations. The summary unaudited pro forma condensed combined balance sheet as of September 30, 2023, gives effect to the Business Combination as if it had occurred on September 30, 2023. The summary unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2023 and for the year ended December 31, 2022, gives effect to the Business Combination as if it had occurred on January 1, 2022.

	Pro Forma Combined
	No Additional Redemption Scenario	Net Tangible Asset Scenario
Summary Unaudited Pro Forma Condensed Combined Statement of Operations Data for the Nine Months Ended September 30, 2023
Net loss	$(1,229,778)	$(1,229,778)
Net loss per share – basic and diluted	$(0.01)	$(0.01)
Weighted average shares outstanding – basic and diluted	91,194,213	90,309,983
Summary Unaudited Pro Forma Condensed Combined Statement of Operations Data for the Year Ended December 31, 2022
Net loss	$(15,264,991)	$(15,264,991)
Net loss per share – basic and diluted	$(0.17)	$(0.17)
Weighted average shares outstanding – basic and diluted	91,194,213	90,309,983
Summary Unaudited Pro Forma Condensed Combined Balance Sheet Data as of September 30, 2023
Total assets	$25,455,102	$25,455,102
Total liabilities	$10,454,423	$10,454,423
Total equity	$15,000,679	$15,826,497

37

FORWARD-LOOKING STATEMENTS

This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the financial position, business strategy and the plans and objectives of management for future operations, including as they relate to the potential Business Combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When Bannix discusses its strategies or plans, including as they relate to the potential Business Combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, Bannix’s management.

Bannix cautions you that the foregoing list may not contain all of the forward-looking statements made in this proxy statement.

These forward-looking statements are only predictions based on the current expectations and projections of Bannix and Company about future events and are subject to a number of risks, uncertainties and assumptions, including those described in “Risk Factors” and elsewhere in this proxy statement. Moreover, Company operates in a competitive industry, and new risks emerge from time to time. It is not possible for the management of Bannix or Company to predict all risks, nor can Bannix or Company assess the impact of all factors on their respective businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements Bannix may make in this proxy statement. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this proxy statement may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements in this proxy statement.

The forward-looking statements included in this proxy statement are made only as of the date hereof. You should not rely upon forward-looking statements as predictions of future events. Although Bannix believes that the expectations reflected in its forward-looking statements are reasonable, neither Bannix nor Company can guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Neither Bannix nor Company undertakes any obligation to update publicly any forward-looking statements for any reason after the date of this proxy statement to conform these statements to actual results or to changes in expectations, except as required by law.

You should read this proxy statement and the documents that have been filed as Annexes and Exhibits hereto with the understanding that the actual future results, levels of activity, performance, events and circumstances of Bannix and Company may be materially different from what is expected.

38

RISK FACTORS

Stockholders should consider and read carefully all of the risks and uncertainties described below, as well as other information included in this proxy statement, before they decide whether to vote or instruct their vote to be cast to approve the Proposals described in this proxy statement. The value of your investment in New Company following consummation of the Business Combination will be subject to the significant risks affecting New Company and inherent to the industry in which it will operate. If any of the events described below occur, the post-acquisition business and financial results could be adversely affected in a material way. This could cause the trading price of New Company’s common stock to decline, perhaps significantly, and you therefore may lose all or part of your investment. Unless the context otherwise requires, all references in this subsection to the “Company,” “we,” “us” or “our” refer to the business of Company prior to the consummation of the Business Combination, which will be the business of New Company following the consummation of the Business Combination.

Risks Related to Our Business Operations and Financial Position

Evie’s limited operating history and evolving business model make it difficult for you to evaluate its business and future prospects.

In October 2022, AIM acquired the assets of Westfield Autonomous Vehicles Ltd. (“Westfield”) from its insolvency administrator. EVIE, which was incorporated in May 2023, subsequently acquired the intellectual property and business rights from AIM and Cavonix in May 2023 through separate Asset Purchase Agreements with AIM (for the AIM and Westfield intellectual property) and Cavonix. The purchase included a number of completed pods, parts, components, mold tools, designs, data and trademarks. The aim of the business is to utilize these assets to service potential customers, update the pods with the latest autonomous technologies to effectively demonstrate these and to evolve the autonomous pod product range to address significant demand for the movement of people and goods in off highway and commercial environments.

If EVIE fails to address the risks and difficulties that it faces, including those described elsewhere in this “Risk Factors” section, its business, financial condition, and results of operations could be impaired. EVIE has encountered in the past, and will encounter in the future, risks, and uncertainties frequently experienced by growing companies with limited operating histories in rapidly changing industries. If EVIE’s assumptions regarding these risks and uncertainties, which it uses to plan and operate its business, are incorrect or change, or if it does not address these risks successfully, it may not be able to operate profitable or generate positive cash flow from operations.

EVIE requires significant funds for its operations and to service the market opportunities, as well as the development of the Evie 2.0 product range and future designs and the failure to obtain the necessary funding may impair its ability to continue in business.

EVIE is likely to need additional funds in order to execute its business plan, and the extent of its cash requirements will be dependent upon the funds available from the Trust Account following redemption by the Bannix Public Shareholders and the Company’s ability to raise funding from external sources. The amount of funding may be substantial, particularly if EVIE does not have funding in place at the time of the closing and the cost of any new funding may be substantial. Any financing which EVIE may be able to obtain may result in significant dilution to the holders of EVIE Ordinary Shares, may include provisions which may have an adverse effect upon the price of the EVIE Ordinary Shares and may contain covenants which may affect the ability of EVIE to conduct is business in accordance with its business plan. Further, funds may not be available to EVIE when it needs them on reasonable, if any, terms, and if EVIE cannot raise sufficient additional funds when it needs them, it may not be able to develop its business or operations, and its business, prospects, financial condition and operating results may be severely impacted.

EVIE’s business is primarily conducted in the United Kingdom.

As EVIE seeks to enter other markets it will incur significant start-up costs, including marketing costs in each geographical area in which it seeks to generate business, with no assurance that it will generate sufficient revenue to cover such costs. EVIE will not have the funds for such expansion unless it receives sufficient funds from the Trust Account or any other financing agreements which Evie may enter into either before or subsequent to the closing.

39

Risk of lack of operational and management controls may result in losses and negatively impact shareholder value.

EVIE may experience difficulties in managing its growth and expanding its operations, as it needs to continue to improve its operational, financial and management controls and reporting systems, including its compliance programs, privacy, cybersecurity and anti-corruption and financial controls, and may not be successful in doing so.

Risk of legislation changes may negatively impact our ability to sell our products negatively impacting revenue, if any.

EVIE’s business could be negatively affected by changes in legislation, insurance appetite and other externalities. EVIE is engaged with various government transport bodies around the world to understand current legislation and the autonomous maturity roadmap of each market. EVIE is focused on commercial opportunities for its proven technology today, which are the off highway commercial applications including Agritech and the autonomous movement of cargo in port and airside setting, which have other regulatory bodies and influence that may not have been appreciated until commercial operations embark.

Risk of geopolitical and economic externalities may negatively impact operations.

EVIE faces risks related to the growth rate and the global expansion of its business, including worldwide or regional economic conditions, exchange rate fluctuations, supply chain conditions and the competitiveness of the market, including conditions resulting from the Russian invasion of the Ukraine and instability in the middle east.

Our business depends on, and is directly affected by, the global vehicle and equipment industry supply chain. Equipment production and sales are highly cyclical and depend on general economic conditions and other factors, including consumer spending and preferences, changes in interest rate levels and credit availability, consumer confidence, fuel costs, fuel availability, environmental impact, governmental incentives and regulatory requirements, and political volatility, especially in energy-producing countries and growth markets.

Our business is highly dependent on the supply of silicone chips which worldwide supply chain has experienced substantial disruption. There is no guarantee that disruptions to the supply of silicone chips will not continue.

In addition, industrial equipment production and sales can be affected by our OEM customers’ ability to continue operating in response to challenging economic conditions, such as the financial crisis that has followed the pandemic, and in response to labour relations issues, regulatory requirements, trade agreements and other factors.

40

Globally, OEMs and their suppliers continue to experience significant difficulties from weakened economies and tightened credit markets, and many are still recovering from Covid and the end of non-zero-base rates and high inflation rates. The volume of automotive production in North America, Europe and the rest of the world has fluctuated, sometimes significantly, from year to year, and such fluctuations give rise to fluctuations in the demand for our products. Any significant adverse change in any of these factors, including, but not limited to, general economic conditions and the resulting bankruptcy of an OEM customer or the closure of an OEM manufacturing facility, may result in a reduction in equipment sales and production by our OEM customers, and could have a material adverse effect on our business, results of operations and financial condition.

Risk of Intellectual Property disputes, theft and infringement

The industry in which our business operates is characterized by a large number of patents, some of which may be of questionable scope, validity or enforceability, and some of which may appear to overlap with other issued patents. As a result, there is a significant amount of uncertainty in the industry regarding patent protection and infringement. In recent years, there has been significant litigation globally involving patents and other intellectual property rights. We could become subject to claims and litigation alleging infringement by us of third-party patents and other intellectual property generally, including by academic institutions. These claims and any resulting lawsuits, if resolved adversely to us, could subject us to significant liability for damages, impose temporary or permanent injunctions against our products or business operations, or invalidate or render unenforceable our intellectual property.

In addition, because patent applications can take many years until the patents issue, there may be applications now pending of which we are unaware, which may later result in issued patents that our products may infringe. If any of our products infringes a valid and enforceable patent, or if we wish to avoid potential intellectual property litigation on any alleged infringement of such products, we could be prevented from selling, or elect not to sell, such products unless we obtain a license, which may be unavailable. Alternatively, we could be forced to pay substantial royalties or to redesign one or more of our products to avoid any infringement or allegations thereof. Additionally, we may face liability to our customers, business partners or third parties for indemnification or other remedies in the event that they are sued for infringement in connection with their use of our products.

We also may not be successful in any attempt to redesign our products to avoid any alleged infringement. A successful claim of infringement against us, or our failure or inability to develop and implement non-infringing technology, or license the infringed technology, on acceptable terms and on a timely basis, could materially adversely affect our business and results of operations. Furthermore, such lawsuits, regardless of their success, would likely be time-consuming and expensive to resolve and would divert management’s time and attention from our business, which could seriously harm our business. Also, such lawsuits, regardless of their success, could seriously harm our reputation with our OEMs and Tier 1 customers and in the industry at large.

EVIE’s designs and technologies contain Intellectual Property (IP) and where appropriate are protected. Despite engaging with suitable patent and intellectual specialist advisors there is a risk of IP infringement claims that require resources to defend which impacts operations and the execution of the business plan.

EVIE may not be able to adequately protect or enforce its intellectual property rights or prevent unauthorized parties from copying or reverse engineering its solutions and products. EVIE’s efforts to protect and enforce its intellectual property rights and prevent third parties from violating its rights may be costly.

In addition to patented technology, EVIE relies on its unpatented proprietary technology, trade secrets, processes and know-how, which it may not be able to protect.

41

Risk of poor-quality end product delivered by our OEMs partners could have a material adverse effect on our business, results of operations and financial condition.

EVIE will partner with suitable qualified and reputable production OEMs to build agreed product to agreed specifications and quality standards to ensure a high quality end product that exceeds users’ needs and provide a reliable and effective sustainable transport solution for the movement of people and goods autonomously and despite implementing best practices and quality assurance controls there is a risk that sub-standard components and builds enters the supply chain, creating recall issues, poor quality perception and down the line costs to make good. This could have a material adverse effect on our business, results of operations and financial condition.

If there is a slowing of the increasing requirements for active safety technology, our business, results of operations and financial condition would be adversely affected.

If market acceptance of EVIE’s products does not develop, or develops more slowly than EVIE expects, its business will be adversely affected, particularly if EVIE does not receive significant proceeds from the Business Combination.

We have seen an increased demand for our technology and the growth of our business that correlates with operator and OEM awareness and acceptance of the autonomous capabilities our technology provides. This acceptance and awareness is primarily due strong market forces to improve productivity, improve profitability, safety and deskill operations of complex machinery so that labour shortages can be addressed. We believe that this trend in regulation and ratings will continue and even accelerate over the next decade, thus increasing awareness and acceptance of, and consequently demand for, related technology. However, should there be a slowing of the increasing requirements for our autonomous technology, our growth might be limited and our business, results of operations and financial condition would be adversely affected.

If our OEM customers are unable to maintain and increase end operator acceptance of our technology, our business, results of operations and financial condition would be adversely affected.

Our future operating results will depend on the ability of OEMs to maintain and increase consumer acceptance of autonomation generally and of our radar and camera-based technologies and autonomous driving specifically.

There is no assurance that OEMs can achieve these objectives. Market acceptance of our solution, our technologies and autonomous driving depends upon many factors, including regulatory requirements, evolving safety standards, cost and driver preferences.

Market acceptance of our products also depends on the ability of market participants to resolve technical challenges for increasingly complex autonomous technologies in a timely and cost-effective manner.

Equipment operators and fleet owners will also need to be made aware of the advantages of our technologies compared to competing technologies, specifically those with different sensor modalities such as lidar. If Equipment operators and fleet owners acceptance of our technology in the OEM market does not increase, sales of our products could also be adversely affected.

If we fail to enter into agreements with OEMs to incorporate our technology into their vehicles then our business, results of operations and financial condition would be adversely affected.

Certain EVIE’s strategic arrangements could be terminated or may not materialize into long-term contracts. We invest effort and money seeking OEM validation of our autonomous technology stacks, and there can be no assurance that we will win integration supply arrangements, which could adversely affect our future business, results of operations and financial condition. We invest effort and money from the time of our initial contact with an OEM to the date on which the OEM chooses our technology for Connected Autonomous Vehicle (CAV) applications to be incorporated into one or more specific vehicle models to be produced by the OEM. The OEM acquires our products through our supplier arrangements. The OEM integrates our proprietary software and technologies into their equipment / vehicle with our support. The selection process is known as a “design win.” We could expend our resources without success. After a design win, it is typically quite difficult for a product or technology that did not receive the design win to displace the winner until the OEM issues a new RFQ because It is very unlikely that an OEM will change complex technology until a vehicle model is revamped. In addition, the firm with the winning design may have an advantage with the OEM going forward because of the established relationship between the winning firm and such OEM, which could make it more difficult for such firm’s competitors to win the designs for other production models. If we fail to win a significant number of OEM design competitions in the future, our business, results of operations and financial condition would be adversely affected.

42

The period of time from a project and design win to implementation is long and we are subject to the risks of cancellation or postponement of the contract or unsuccessful implementation.

Our products are technologically complex, incorporate many technological innovations and are typically intended for use in safety applications. Prospective OEM customers generally must make significant commitments of resources to test and validate our products before including them in any particular model vehicle. The development cycles of our products with new OEM customers are approximately one to three years after a design win, depending on the OEM and the complexity of the product. These development cycles result in our investing our resources prior to realizing any revenues from the production models. Further, we are subject to the risk that an OEM cancels or postpones implementation of our technology, as well as that we will not be able to implement our technology successfully. Further, our sales could be less than forecast if the vehicle model is unsuccessful, including reasons unrelated to our technology. Long development cycles and product cancellations or postponements may adversely affect our business, results of operations and financial condition.

Where EVIE vehicles have been selected as the preferred platform, this is usually as part of a competitive bid process and may require substantial infrastructure changes to be implemented which can take time and be subject to changes and cancellation.

Autonomous driving is a complex set of technologies and there is no assurance that additional autonomous driving applications will develop in the near future or that a market for fully autonomous driving will develop.

Autonomous driving is a complex set of technologies, which requires the continuing development of both sensing technology and control technology. Functions and capabilities are in different stages of development and their reliability must continue to improve in order to meet the higher standards required for autonomous driving. Sensing technology provides information to the vehicle and includes new sensors, communication and guidance technology, and software.

We are continually improving of our technology stack and self-driving features which requires significant algorithmic innovation by us. There can be no assurance that we can complete such development in a timely manner. If we cannot achieve design wins for these additional capabilities or if, following any such design win, our product is not fully validated and does not go into serial production, our future business prospects and results of operations could be materially adversely affected.

Risk of an incident / injury involving EVIE technology.

EVIE is a design and technologies innovation company with a focus on autonomous platforms that move people and goods in off highway environments. Although the technologies have been developed over a number of years and the environments are controlled there will always be a risk of an incident / injury involving EVIE vehicles and technologies. This could involve passengers or external third parties. Despite of having suitable insurance coverage in place, quality controls, monitoring and supervision any serious incident will cause significant harm to operations and market adoption.

Furthermore, the automotive industry in general is subject to litigation claims due to the nature of personal injuries that result from accidents. As a provider of products related to, among other things, preventing accidents, we could be subject to litigation for operational-related accidents, even if our products or services or the failure thereof did not cause any particular accident.

The emerging technologies of operator assistance and autonomous driving have not yet been litigated or legislated to a point whereby their legal implications are well documented. As a provider of such products, we may become liable for losses that exceed the current industry and regulatory norms. If such a punitive liability landscape develops, we may also incur demand-related losses due to a reduction in the number of OEMs offering such technology.

43

In the event that we are required to pay significant damages as a result of one or more lawsuits that are not covered by insurance or that exceed our coverage limits, it could materially harm our business, results of operations and financial condition. The defense against such claims — even if they are ultimately unsuccessful — could cause us to incur significant expenses and result in a diversion of management’s attention.

In addition, if any of our products are, or are alleged to be, defective, we may be required to participate in a recall of such products if the defect or the alleged defect relates to motor vehicle safety. OEMs are increasingly looking to their suppliers for contribution when faced with product liability, warranty and recall claims. Depending on the terms under which we supply our products, an OEM may hold us (through our Tier 1 customer that sold our products to the OEM) responsible for some or all of the entire repair or replacement costs of these products under the OEM’s new vehicle warranties. Our costs associated with recalls or providing product warranties could be material. Product liability, warranty and recall costs could have an adverse effect on our business, results of operations and financial condition.

Risk of technical obsolescence.

The connected autonomous vehicles technologies market, in which EVIE competes, is characterized by rapid technological change, which requires EVIE to continue to develop new products and product innovations, and could adversely affect market adoption of its products. Failure to innovate or failure to find marketable innovations may adversely affect the Company’s future prospects and stock price.

Disruptions to our IT system may disrupt our operations and materially adversely affect our business and results of operations.

Technology failures or cyberattacks on EVIE’s technology systems or Evie’s ineffective response to technology failures or cyberattacks could disrupt EVIE’s operations and negatively impact EVIE’s reputation, business, financial condition, or results of operations.

Interruption, interference with or failure of EVIE’s information technology and communications systems could hurt its ability to effectively provide its services and offer its products, which could damage its reputation and harm its operating results.

Our servers and equipment may be subject to computer viruses, break-ins and similar disruptions from unauthorized tampering with computer systems. We can provide no assurance that our current information technology (“IT”) system is fully protected against third-party intrusions, viruses, hacker attacks, information or data theft or other similar threats. A cyber-attack that bypasses our IT security systems causing an IT security breach may lead to a material disruption of our IT business systems and/or the loss of business information. Any such event could have a material adverse effect on our business until we recover using our back-up information. To the extent that such disruptions or uncertainties result in delays or cancellations of customer programs or misappropriation or release of our confidential data or our intellectual property, our business and results of operations could be materially and adversely affected.

Risk of software updates introducing bugs and errors

The key to developing the business is both for EVIE to offer a high-quality product and to develop a long-term service offering, Autonomy as a Service, where the technology is kept current with regular updates over the air. Ensuring machinery and equipment is regularly connected enabling updates to complete successfully will be critical. Proper regression testing with Quality Assurance (QA) processes aim to ensure that any update meets the intended requirements without introducing any new bugs or errors. No QA process provides a 100% defect free release (hence why security updates are often continuously required as issues are discovered). There is a risk that an update introduces multiple issues that were not detected during the testing and QA phase, this could be down to a malformed testing environment, poorly configured simulation with insufficient scenarios or error in configuration and deployment tools used. This would have significant downstream user impact and operational risks.

44

There are a number of relevant standards for a connected autonomous mobility technology developer to provide assurances around capability. They provide guidance on how to develop and test connected autonomous mobility technology in a safe and reliable manner. By following these standards, developers can help to ensure that their technology is safe for use by the public.

Evie adopts industry best practices in regards its IT operations and development activities. As we scale up and develop our capabilities, we and our supply chain partners will ensure that we have achieve the relevant International Standards for automotive and technology development such as ISO 9001, ISO/IEC 12207, ISO 14001, IATF 16949, ISO 45001, ISO 50001, ISO 29119 and ISO 27001. This requires investment and careful execution to ensure continuous improvement and maturity of capabilities.

Despite following rigorous structured testing, simulation, adopting standards and best practices there is a risk that errors and bugs are introduced into the system that then cause an issue in live operations. This would have material impact and our business and results of operations could be materially and adversely affected.

Risk of unauthorized remote vehicle control

EVIE Pods and underlying technology operate as connected autonomous vehicles, providing the ability to remotely monitor, supervise, update and if necessary, stop and control the vehicle. Even with robust security design and processes, penetration testing, bug bounties and other means such as class leading encryption to ensure the integrity of the vehicle and the connection, as with all connected devices and modern-day automobiles, there is a risk that they can be taken control off, this would result in significant operational and reputational harm.

Privacy concerns relating to EVIE’s technology could damage its reputation and deter current and potential users from using its services and products.

EVIE’s businesses require the collection, transmission, and retention of large volumes of user data, including personally identifiable information, in various information technology systems that it maintains and in those maintained by third parties with whom it contracts to provide services. As EVIE’s business relies upon artificial intelligence, machine learning, big data and cloud computing in large scale, it is imperative it secures the private and sensitive information it collects. Any systems failure or compromise of EVIE’s security that results in the release of its data could seriously limit the use of its services and products, as well as harm its reputation and brand and, therefore, its business.

EVIE will be required to expend significant resources to protect against security breaches. The risk that these types of events could seriously harm its businesses is likely to increase with its growth and expansion. In addition, the interpretation and application of customer and data protection laws in the U.S., Europe and elsewhere are often uncertain and in flux. It is possible that these laws may be interpreted and applied in a manner that is inconsistent with EVIE’s data practices. If so, in addition to the possibility of fines, this could result in an order requiring that EVIE change its data practices, which could have an adverse effect on its business and results of operations.

Complying with these various law interpretations and changes could cause EVIE to incur substantial costs or require it to change its business practices in a manner adverse to its businesses.

Risk of adverse anti-competitive actions

The connected autonomous vehicles technologies market is competitive and dominated by a number of well-known companies, many of which have the ability to inhibit EVIE activity via their supply chain influence. Anti-competitive activities may do harm before they can be identified and mitigated adequately, with the harm already suffered.

45

Risk of loss of key personnel may negatively impact operations.

EVIE is dependent on a number of key people, its founder and chief executive officer Mr. Steven Lake. The Chief Technology Officer, Carl Owen, The Head of Software, Mr. Malcolm Barbour all hold knowledge and experience that is vital to the core mission and underlying proprietary autonomous technology, source code and physics models. The loss of their services and EVIE’s failure to hire additional qualified key personnel will harm EVIE’s business.

We may be unable to attract and retain key personnel, which could seriously harm our business.

We compete in a market that involves rapidly changing technological and other developments, which requires us to employ a workforce with a broad set of expertise and intellectual capital. In order for us to successfully compete and grow, we must attract, recruit, retain and develop the necessary software, engineering, technical and other personnel who can provide the needed expertise across the entire spectrum of our intellectual capital needs. The market for qualified personnel is competitive and we may not succeed in recruiting additional personnel, retaining current personnel or effectively replacing current personnel who may depart. We cannot assure you that qualified employees will continue to be employed by us or that we will be able to attract and retain additional qualified personnel in the future. Failure to retain or attract key personnel could have an adverse effect on our business, results of operations and financial condition.

We depend on licenses for certain technologies from third parties for which we pay royalties.

We integrate certain technologies developed and owned by third parties into our products, including the central processing unit core of our Autonomous Control System and sensors chips, through license and technology transfer agreements. Under these agreements, we are obligated to pay royalties for each unit of our products that we sell that incorporates such third-party technology.

In addition, some of our agreements with third parties entitle the licensor to purchase our products at a specified purchase price. If we are unable to maintain our contractual relationships with the third-party licensors on which we depend, we may not be able to find replacement technology to integrate into our products on a timely basis or for a similar royalty fee, in which case our business, results of operations and financial condition would also be adversely affected.

A few of our critical components are supplied by one or a few suppliers and any disruptions in the supply of these components will have a negative impact on operations.

We purchase key components from multiple parties through our existing equipment supply chain partnerships. Our autonomy stack relies on perception sensors such as 4d radar and chip sets that are leading edge. This could have a material adverse effect on our business, results of operations and financial condition that might not be fully offset by any inventory of components and chips that we maintain. Because of the complex proprietary nature of our system components, any transition to new supplier or, if there were a disaster at the facility, bringing a new facility online, would take a significant period of time to complete and could potentially result in our having insufficient inventory, which could adversely affect our business, results of operations and financial condition. In addition, our contractual relationship with these key suppliers does not lock in rates for the long term, and both we and suppliers are free to terminate the arrangement at any time. Further, we are vulnerable to the risk that these suppliers may become bankrupt.

If we acquire companies, products or technologies, we may face integration risks and costs associated with those acquisitions that could adversely affect our business, results of operations and financial condition.

If we are presented with appropriate opportunities, we may acquire or make investments in complementary companies, products or technologies. If we acquire companies or technologies, we will face risks, uncertainties and disruptions associated with the integration process, including difficulties in the integration of the operations of an acquired company, integration of acquired technology with our products, diversion of our management’s attention from other business concerns, the potential loss of key employees or customers of the acquired business and impairment charges if future acquisitions are not as successful as we originally anticipate. In addition, our operating results may suffer because of acquisition-related costs or amortization expenses or charges relating to acquired intangible assets. Any failure to successfully integrate other companies, products or technologies that we may acquire may have a material adverse effect on our business and results of operations. Furthermore, we may have to incur debt or issue equity securities to pay for any additional future acquisitions or investments, the issuance of which could be dilutive to our existing shareholders.

46

There are significant risks associated with any acquisition program, including, but not limited to, the following:

●	EVIE may incur significant expenses and devote significant management time to the acquisition, and it may be unable to consummate the acquisition on acceptable terms.

●	If EVIE identifies an acquisition, it may face competition from other companies in the industry or from financial buyers in seeking to make the acquisition.

●	The integration of any acquisition with EVIE’s existing business may be difficult and, if Evie is not able to integrate the business successfully, it may not only be unable to operate the business profitably, but management may be unable to devote the necessary time to the development of EVIE’s existing business;

●	The key employees who operated the acquired business successfully prior to the acquisition may not be happy working for EVIE and may resign, thus leaving the business without the necessary continuity of management.

●	Even if the business is successful, EVIE’s senior executive officers may need to devote significant time to the acquired business, which may distract them from their other management activities.

●	If the business does not operate as we expect, we may incur an impairment charge based on the value of the assets acquired.

●	EVIE may have difficulty maintaining the necessary quality control over the acquired business and its products and services.

●	The acquisition may require financing which was not anticipated and EVIE may not be able to obtain the necessary financing on reasonable, if any, terms.

●	The intellectual property owned, developed or licensed by the acquired company may not be compatible with EG’s intellectual property or the acquired company may not have good title to the intellectual property or employees of the acquired company or consultants engaged by the acquired company may have rights to the intellectual property.

●	To the extent that an acquired company operates at a loss prior to EVIE’s acquisition, EVIE may not be able to develop profitable operations following the acquisition.

●	Problems and claims relating to the acquired business that were not disclosed at the time of the acquisition may result in increased costs and may impair EVIE’s ability to operate the acquired company.

●	The acquired company may have liabilities or obligations which were not disclosed to EVIE, or the acquired assets, including intellectual property assets, may not have the value EVIE anticipated.

●	Any indemnification obligations of the seller under the purchase agreement may be inadequate to compensate EVIE for any loss, damage. Liability or expense which it may sustain, including undisclosed claims or liabilities.

●	To the extent that the acquired company is dependent upon its management to maintain relationships with existing customers, EVIE may have difficulty in retaining the business of these customers if there is a change in management.

47

●	Government agencies may seek damages after EVIE makes the acquisition for conduct which occurred prior to the acquisition and EVIE may not have adequate recourse against the seller.

●	EVIE may require significant capital both to acquire and to operate the business, and the capital requirements of the business may be greater than Evie anticipated, and EVIE’s failure to obtain capital on reasonable terms may impair the value of the acquisition and may impair its continuing operations.

●	The acquired company may be impacted by unanticipated events, such as a pandemic such as the COVID-19 pandemic, the effect of climate changes or social unrest or other factors over which EVIE may have no control.

If any of these risks occur, EVIE’s business, financial condition and prospects may be impaired.

Fluctuation of the results of EVIE’s earnings on a quarterly and annual basis could cause the share price of the Evie Ordinary Shares to fluctuate or decline

EVIE is an early-stage company, and the results of its operations to date have primarily reflected its research and development expenses, and, commenced operations in May 2023. In October 2022, AIM acquired the assets of Westfield Autonomous Vehicles Ltd. (“Westfield”) from its insolvency administrator. EVIE, which was incorporated in May 2023, subsequently acquired the intellectual property and business rights from AIM and Cavonix in May 2023 through separate Asset Purchase Agreements with AIM (for the AIM and Westfield intellectual property) and Cavonix. In the future, EVIE’s earnings in any given quarter can fluctuate based on its ability to market its products and compete in the market in which it operates, as well as based on general market conditions.

Accordingly, the results of any one quarter should not be relied upon as an indication of future performance. EVIE’s quarterly financial results may fluctuate as a result of a variety of factors, many of which are outside of its control and may not fully reflect the underlying performance of EVIE’s business.

These fluctuations could adversely affect EVIE’s ability to meet its expectations or those of securities analysts or investors. If EVIE does not meet these expectations for any period, the value of its business and its securities could decline significantly. Factors that may cause these quarterly fluctuations include, without limitation, those listed below:

-Pricing changes EVIE may adopt to drive market adoption or in response to competitive pressure;

48

-EVIE’s ability to retain its partnerships with OEMs;

-General changes in the operations and profitability of OEMs and key partners

-Market acceptance of EVIE’s core products, namely the Evie Platform, and further technological advancements by EVIE and EVIE’s competitors and other market participants;

-Any change in the competitive dynamics of EVIE’s markets, including consolidation of competitors, regulatory developments and new market entrants;

-Adverse litigation, judgments, settlements or other litigation-related costs, or claims that may give rise to such costs; and

-General economic, industry and market conditions, including trade disputes.

EVIE’s management team has limited experience managing a public company.

The majority of EVIE’s management team has limited experience managing a publicly-traded company, interacting with public company investors and complying with the increasingly complex laws pertaining to public companies. EVIE’s management team may not successfully or efficiently manage their new roles and responsibilities, EVIE’s transition to being a public company subject to significant regulatory oversight and reporting obligations under the federal securities laws and the continuous scrutiny of securities analysts and investors. These new obligations and constituents will require significant attention from EVIE’s senior management and could divert their attention away from the day-to-day management of EVIE’s business, which could adversely affect EVIE’s business, financial condition and operating results.

In addition, EVIE may not have adequate personnel with the appropriate level of knowledge, experience and training in the accounting policies, practices or internal controls over financial reporting required of public companies in the United States. EVIE is in the process of upgrading our finance and accounting systems and related controls to an enterprise system suitable for a public company, and a delay could impact our ability or prevent it from timely reporting its operating results or timely filing reports with the SEC. The development and implementation of the standards and controls necessary for EVIE to achieve the level of accounting standards required of a public company in the U.S. may require costs greater than expected. Evie may need to significantly expand its employee and independent contractor base in order to support its operations as a public company, increasing its operating costs. Failure to adequately comply with the requirements of being a public company, could adversely affect EVIE’s business, financial condition and results of operation.

Risks Related to New Company and the New Company Common Stock Following the Business Combination

The New Company common stock may not be listed on a national securities exchange after the Business Combination, which could limit investors’ ability to make transactions in such securities and subject New Company to additional trading restrictions.

We intend to apply to have the New Company common stock approved for listing on Nasdaq or another national securities exchange after the consummation of the Business Combination. We will be required to meet certain initial listing requirements to be listed, including having a minimum number of round lot shareholders. We may not be able to meet the initial listing requirements in connection with the Business Combination. Being listed on Nasdaq or another national securities exchange is a condition to closing and the parties would need to waive this condition if the New Company common stock are not listed on Nasdaq or another national securities exchange. Further, even if the New Company common stock is so listed, we may be unable to maintain the listing of such securities in the future. If we fail to meet the initial listing requirements and Nasdaq does not list the New Company common stock (and the related closing condition with respect to the listing of the New Company common stock is waived by the parties), we could face significant material adverse consequences, including:

49

●	a limited availability of market quotations for the New Company common stock;

●	a reduced level of trading activity in the secondary trading market for the New Company common stock;

●	a limited amount of news and analyst coverage for New Company;

●	a decreased ability to issue additional securities or obtain additional financing in the future; and

●	our securities would not be “covered securities” under the National Securities Markets Improvement Act of 1996, which is a federal statute that prevents or pre-empts the states from regulating the sale of certain securities, including securities listed on the Nasdaq, in which case our securities would be subject to regulation in each state where we offer and sell securities.

 The New Company stock price may be volatile.

The New Company stock price is likely to be volatile. The market price for New Company common stock may be influenced by many factors, including the other risks described in this section of the proxy statement entitled “Risk Factors” and the following:

●	New Company’s ability to advance its current or potential future product candidates;

●	regulatory or legal developments in the United States and other countries, especially changes in laws or regulations applicable to New Company’s future products;

●	the success of competitive products or technologies;

●	introductions and announcements of new product candidates by New Company or its competitors, and the timing of these introductions or announcements;

50

●	actions taken by regulatory authorities with respect to New Company future product, manufacturing process or sales and marketing terms;

●	actual or anticipated variations in New Company’s financial results or those of companies that are perceived to be similar to New Company;

●	the success of New Company’s efforts to acquire or in-license additional technologies, products or product candidates;

●	developments concerning any future collaborations, including, but not limited to, those with any sources of manufacturing supply and future collaborators;

●	market conditions in the Company’s business;

●	market conditions and sentiment involving companies that have recently completed a business combination with a special purpose acquisition company (“SPAC”);

●	announcements by New Company or its competitors of significant acquisitions, strategic alliances, joint ventures or capital commitments;

●	developments or disputes concerning patents or other proprietary rights, including patents, litigation matters and New Company’s ability to obtain patent protection for its products;

●	New Company’s ability or inability to raise additional capital and the terms on which it is raised;

●	the recruitment or departure of key personnel;

●	changes in the structure of healthcare payment systems;

●	actual or anticipated changes in earnings estimates or changes in stock market analyst recommendations regarding New Company common stock, other comparable companies or the industry generally;

●	New Company’s failure or the failure of its competitors to meet analysts’ projections or guidance that New Company or its competitors may give to the market;

●	fluctuations in the valuation of companies perceived by investors to be comparable to New Company;

●	announcement and expectation of additional financing efforts;

●	speculation in the press or investment community;

●	trading volume of New Company common stock;

●	sales of New Company common stock by New Company or its stockholders;

●	the concentrated ownership of New Company common stock;

●	changes in accounting principles;

●	terrorist acts, acts of war or periods of widespread civil unrest;

●	natural disasters, public health crises and other calamities; and

●	general economic, industry and market conditions.

51

In addition, the stock markets in general, and the markets for SPAC post-business combination businesses, electric autonomous technology and electric vehicle stocks in particular, have experienced extreme volatility, including since the public announcement of the Business Combination Agreement on June 28, 2023. This volatility can often be unrelated to the operating performance of the underlying business. These broad market and industry factors may seriously harm the market price of New Company common stock, regardless of New Company’s operating performance.

New Company may incur significant costs from class action litigation due to the expected stock volatility.

New Company’s stock price may fluctuate for many reasons, including as a result of public announcements regarding the progress of development efforts for New Company’s main products, the development efforts of competitors, the addition or departure of key personnel, variations in quarterly operating results and changes in market valuations of EV companies. This risk is especially relevant to New Company because EV companies have experienced significant stock price volatility in recent years, including since the public announcement of the Business Combination Agreement on June 2023. In addition, recently there has been significant stock price volatility involving the shares of companies that have recently completed a business combination with a SPAC. When the market price of a stock has been volatile as New Company’s stock price may be, holders of that stock have occasionally brought securities class action litigation against the company that issued the stock. Additionally, there has recently been a general increase in litigation against companies that have recently completed a business combination with a SPAC alleging fraud and other claims based on inaccurate or misleading disclosures. If any New Company stockholders were to bring a lawsuit of this type against New Company, even if the lawsuit is without merit, New Company could incur substantial costs defending the lawsuit. Any such lawsuit could also divert the time and attention of management.

Any failure to meet the continued listing requirements of Nasdaq could result in a delisting of New Company securities.

If, after listing, New Company fails to satisfy the continued listing requirements of Nasdaq such as any applicable corporate governance requirements or the minimum closing bid price requirement, Nasdaq may take steps to delist our securities. Such a delisting would likely have a negative effect on the price of our securities and would impair your ability to sell or purchase the securities when you wish to do so. In the event of a delisting, we can provide no assurance that any action taken by us to restore compliance with listing requirements would allow our securities to become listed again, stabilize the market price or improve the liquidity of our securities, prevent our securities from dropping below the Nasdaq minimum bid price requirement or prevent future non-compliance with Nasdaq’s listing requirements. Additionally, if our securities are not listed on, or become delisted from, Nasdaq for any reason, and are quoted on the OTC Bulletin Board, an inter-dealer automated quotation system for equity securities that is not a national securities exchange, the liquidity and price of our securities may be more limited than if our securities were quoted or listed on Nasdaq or another national securities exchange. You may be unable to sell your securities unless a market can be established or sustained.

New Company will be an “emerging growth company” and it cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make the New Company common stock less attractive to investors and may make it more difficult to compare performance with other public companies.

New Company will be an emerging growth company as defined in the JOBS Act, and it intends to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies, including not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. To the extent New Company continues to take advantage of any of these exemptions, the information that we provide stockholders may be different than what is available with respect to other public companies. Investors may find the New Company common stock less attractive because New Company will continue to rely on these exemptions. If some investors find the New Company common stock less attractive as a result, there may be a less active trading market for their common stock, and the stock price may be more volatile.

52

An emerging growth company may elect to delay the adoption of new or revised accounting standards. With Bannix making this election, Section 102(b)(2) of the JOBS Act allows New Company to delay adoption of new or revised accounting standards until those standards apply to non-public business entities. As a result, the financial statements contained in this proxy statement and those that New Company will file in the future may not be comparable to companies that comply with public business entities revised accounting standards effective dates.

New Company will also be a “smaller reporting company” as defined in the rules promulgated under the Exchange Act. Even after New Company no longer qualifies as an emerging growth company, it may still qualify as a “smaller reporting company” which would allow it to take advantage of many of the same exemptions from disclosure requirements, including exemption from compliance with the auditor attestation requirements of Section 404 and reduced disclosure obligations regarding executive compensation in periodic reports and proxy statements. New Company will be able to take advantage of these scaled disclosures for so long as its voting and non-voting common stock held by non-affiliates on the last business day of its second fiscal quarter is less than $250.0 million, or its annual revenue is less than $100.0 million during the most recently completed fiscal year and its voting and non-voting common stock held by non-affiliates on the last business day of the second quarter of that fiscal year is less than $700.0 million. Investors could find New Company common stock less attractive because it may rely on these exemptions. If some investors find New Company common stock less attractive as a result, there may be a less active trading market for New Company common stock and the trading price may be more volatile.

Future sales and issuances of New Company common stock or rights to purchase New Company common stock could result in additional dilution of the percentage ownership of New Company stockholders and could cause the New Company common stock price to fall.

We anticipate that the net proceeds from the Business Combination, along with our cash, will be sufficient to fund our operating plan through at least *, 2023. However, we have based these estimates on assumptions, that may prove to be wrong, and we could spend our available capital resources much faster than we currently expect or require more capital to fund our operations than we currently expect. Significant additional capital will be needed in the future to continue New Company’s planned operations, including further development of New Company’s products, expanded R&D activities and costs associated with operating a public company. To raise capital, New Company may sell common stock, convertible securities or other equity securities in one or more transactions at prices and in a manner as determined from time to time. If New Company sells common stock, convertible securities or other equity securities, investors may be materially diluted by subsequent sales. Such sales may also result in material dilution to existing stockholders, and new investors could gain rights, preferences and privileges senior to the holders of New Company common stock.

53

New Company’s disclosure controls and procedures may not prevent or detect all errors or acts of fraud.

New Company must design its disclosure controls and procedures to reasonably assure that information we must disclose in reports we file or submit under the Exchange Act is accumulated and communicated to management, and recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC. We believe that any disclosure controls and procedures or internal controls and procedures, no matter how well-conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. These inherent limitations include the realities that judgments in decision-making can be faulty, and that breakdowns can occur because of simple error or mistake. For example, our directors or executive officers could inadvertently fail to disclose a new relationship or arrangement causing us to fail to make a required related party transaction disclosure. Additionally, controls can be circumvented by the individual acts of some persons, by collusion of two or more people or by an unauthorized override of the controls. Accordingly, because of the inherent limitations in our control system, misstatements due to error or fraud may occur and not be detected.

Reports published by analysts, including projections in those reports that differ from New Company’s actual results, could adversely affect the price and trading volume of New Company common stock.

Bannix currently expects that securities research analysts will establish and publish their own periodic financial projections for the business of New Company. These projections may vary widely and may not accurately predict the results New Company actually achieves. New Company’s stock price may decline if its actual results do not match the projections of these securities research analysts. Similarly, if one or more of the analysts who write reports on New Company downgrades its stock or publishes inaccurate or unfavorable research about its business, New Company’s stock price could decline. If one or more of these analysts ceases coverage of New Company or fails to publish reports on New Company regularly, its stock price or trading volume could decline. While Bannix expects research analyst coverage following the Business Combination, if no analysts commence coverage of New Company, the trading price and volume for New Company common stock could be adversely affected.

New Company’s actual financial position and results of operations may differ materially from the unaudited pro forma condensed consolidated combined financial information included in this proxy statement, which may not be indicative of what New Company’s actual financial position or results of operations would have been.

The unaudited pro forma condensed consolidated combined financial information in this proxy statement is presented for illustrative purposes only and is not necessarily indicative of what New Company’s actual financial position or results of operations would have been had the Business Combination been completed on the dates indicated. See the section titled “Unaudited Pro Forma Condensed Consolidated Combined Financial Information” for more information.

54

The obligations associated with being a public company will involve significant expenses and will require significant resources and management attention, which may divert from New Company’s business operations.

As a public company, New Company will become subject to the reporting requirements of the Exchange Act and the Sarbanes-Oxley Act. The Exchange Act requires the filing of annual, quarterly and current reports with respect to a public company’s business and financial condition. The Sarbanes-Oxley Act requires, among other things, that a public company establish and maintain effective internal control over financial reporting. The listing requirements of Nasdaq also require that we satisfy certain corporate governance requirements. As a result, New Company will incur significant legal, accounting and other expenses that Company did not previously incur. New Company’s entire management team and many of its other employees will need to devote substantial time to compliance, and may not effectively or efficiently manage its transition into a public company.

These rules and regulations will result in New Company incurring substantial legal, financial and accounting compliance costs in addition to other expenses and will make some activities more time-consuming and costly. The increased costs will decrease our net income or increase our consolidated net loss, and may require us to reduce costs in other areas of our business or increase the prices of our products or services. For example, these rules and regulations will likely make it more difficult and more expensive for New Company to obtain director and officer liability insurance, and it may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. We cannot predict or estimate the amount or timing of additional costs we may incur to respond to these requirements. As a result, it may be difficult for New Company to attract and retain qualified people to serve on its board of directors, its board committees or as executive officers.

Provisions in New Company’s proposed amended and restated certificate of incorporation, New Company’s proposed amended and restated bylaws and Delaware law may have anti-takeover effects that could discourage an acquisition of New Company by others, even if an acquisition would be beneficial to our stockholders, and may prevent attempts by our stockholders to replace or remove our current management, which could depress the trading price of New Company common stock.

New Company’s Proposed Charter, Proposed Bylaws, and Delaware law contain provisions that may have the effect of discouraging, delaying or preventing a change in control of us or changes in our management that stockholders may consider favorable, including transactions in which you might otherwise receive a premium for your shares. New Company’s Proposed Charter and Proposed Bylaws include provisions that:

●	authorize “blank check” preferred stock, which could be issued by our board of directors without stockholder approval and may contain voting, liquidation, dividend and other rights superior to New Company common stock;

●	specify that special meetings of our stockholders can be called only by our board of directors, the chairperson of the New Company Board or New Company’s chief executive officer or president;

●	establish an advance notice procedure for stockholder approvals to be brought before an annual meeting of our stockholders, including proposed nominations of persons for election to our board of directors;

●	specify that no stockholder is permitted to cumulate votes at any election of directors;

●	expressly authorize our board of directors to adopt, amend or repeal our proposed amended and restated bylaws; and

55

●	require supermajority votes of the holders of New Company common stock to amend specified provisions of our proposed second amended and restated certificate of incorporation and proposed amended and restated bylaws. These provisions, alone or together, could delay or prevent hostile takeovers and changes in control or changes in our management. These provisions could also limit the price that investors might be willing to pay in the future for shares of New Company common stock, thereby depressing the market price of New Company common stock.

In addition, because we are incorporated in the State of Delaware, we are governed by the provisions of Section 203 of the DGCL, which prohibits a person who owns in excess of 15% of our outstanding voting stock from merging or combining with us for a period of three years after the date of the transaction in which the person acquired in excess of 15% of our outstanding voting stock, unless the merger or combination is approved in a prescribed manner.

Any provision of New Company’s Proposed Charter, Proposed Bylaws or Delaware law that has the effect of delaying or deterring a change in control could limit the opportunity for our stockholders to receive a premium for their shares of New Company common stock, and could also affect the price that some investors are willing to pay for New Company common stock.

New Company’s Proposed Charter and Proposed Bylaws designate the Court of Chancery of the State of Delaware as the exclusive forum for certain state law litigation that may be initiated by our stockholders and the U.S. federal district courts as the exclusive forum for certain securities law actions, which could limit our stockholders’ ability to litigate disputes with us in a different judicial forum and increase the costs for our stockholders to pursue certain claims against us.

Pursuant to New Company’s Proposed Bylaws and Proposed Charter, unless we consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for the following types of actions or proceedings under Delaware statutory or common law: (i) any derivative action or proceeding brought on our behalf; (ii) any action asserting a claim of breach of a fiduciary duty owed by any of our current or former directors, officers or employees to us or our stockholders; (iii) any action asserting a claim arising pursuant to any provision of the DGCL, New Company’s Proposed Charter and Proposed Bylaws (including their interpretation, validity or enforceability); or (iv) any action asserting a claim governed by the internal affairs doctrine. This exclusive forum provision will not apply to any causes of action arising under the Securities Act or the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. Stockholders cannot waive compliance with the Securities Act, the Exchange Act or any other federal securities laws or the rules and regulations thereunder. Unless we consent in writing to the selection of an alternate forum, the United States federal district courts shall be the sole and exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act. In addition, our Proposed Bylaws provide that any person or entity purchasing or otherwise acquiring any interest in shares of our capital stock is deemed to have notice of and consented to these exclusive forum provisions. The forum selection provisions in our Proposed Bylaws may limit our stockholders’ ability to litigate disputes with us in a judicial forum that they find favorable for disputes with us or our directors, officers or employees, which may discourage the filing of lawsuits against us and our directors, officers and employees, even though an action, if successful, might benefit our stockholders. In addition, these forum selection provisions may impose additional litigation costs for stockholders who determine to pursue any such lawsuits against us.

Redemptions of Public Shares by Public Stockholders may affect the market price of New Company common stock.

Redemptions by Public Stockholders may affect the market price of New Company common stock, but it is not possible to predict or quantify what the impact will be on the market price at any given level of redemptions. For example, as redemptions go up, it is possible that the market may view this as a sign of a lack of confidence in the value of New Company common stock. In addition, as the level of redemptions rise, stockholders may become increasingly concerned about New Company’s cash position and/or the efficiency of its capital structure. Also,  as redemptions go up, the remaining shares of New Company common stock will be more significantly impacted by the resulting increasing dilutive effect of any conversion or exercise of instruments convertible into or exercisable for New Company common stock, such as the options and RSUs covering shares of New Company common stock which will be outstanding following Closing, and any issuance of shares of New Company common stock in respect of the Contingent Consideration. It is not possible to predict or quantify the impact a given level of redemptions will have on the market price of shares of New Company common stock. In all cases, the impact will be based at least in part on market perceptions and, in some cases, the impact will also be affected by other market factors such as, in the case of potential dilution from instruments convertible into or exercisable for shares of New Company common stock, how far out of the money the dilutive instruments are at the time, prevailing interest rates and the volatility of shares of New Company common stock at the relevant time.

56

The issuances of additional shares of Common Stock or New Company common stock under future financing agreements, if entered, may result in dilution of future holders of shares of New Company common stock and have a negative impact on the market price of the shares of New Company common stock.

New Company believes that the proceeds from the Business Combination will be suﬃcient to meet the immediate working capital needs of New Company assuming that there are no significant redemptions. If the redemptions are significant, then the New Company will not have the required proceeds to fund New Company’s operations. New Company and Bannix expect to enter into additional financing asagreements as needed, which may include an equity line of credit in addition to other sources of financing. As a result of EVIE’s lack of operations, limited cash reserves, and lack of positive cash flow, it will be difficult for New Bannix to bring any products to market without significant additional financing should a significant amount of public investors redeem their public common stock. Nonetheless, New Company’s current expectations may prove to be inaccurate. Changing circumstances, some of which may be beyond New Company’s control, could cause New Company to spend capital signiﬁcantly faster than we currently anticipate, and we may need to seek additional funding sooner than planned, including ﬁnancing in addition to any interim financing we may obtain. To the extent this occurs, it could impose signiﬁcant dilution on the stockholders of New Company.

Company and Bannix are expected to enter into additional financing agreements. The nature and degree of certainty of the financing arrangements into which the Company expects to enter cannot be predicted as of the date of this proxy statement. While we expect that the terms of any such financing arrangements, including an equity line of credit described above, will be disclosed prior to the time any Public Stockholders are asked to make voting and redemption decisions, it is possible that the terms of such financing arrangements may not be finalized as of the time that the Public Stockholders are asked to make voting and redemption decisions, and the terms of such financing arrangements may dilute the equity interests of our public shareholders in connection with the Business Combination, and that dilution may be significant and may result in a decrease to New Company’s stock price.

Risks Related to Bannix, the Business Combination and Redemptions

Bannix will incur significant transaction and transition costs in connection with the Business Combination.

Bannix has incurred and expects to incur significant, non-recurring costs in connection with consummating the Business Combination and operating as a public company following the consummation of the Business Combination. Bannix may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with the Business Combination, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, subject to certain limitations, will be paid by New Company following the Closing.

Bannix will not have any right after the Closing to make damage claims against Company or Company Stockholders for the breach of any representation, warranty or covenant made by Company in the Business Combination Agreement.

The Business Combination Agreement provides that all of the representations, warranties and covenants of the parties contained therein shall not survive the Closing, except for those covenants that by their terms apply or are to be performed in whole or in part after the Closing, and then only with respect to breaches occurring after the Closing. Accordingly, there are no remedies available to the parties with respect to any breach of the representations, warranties or covenants of the parties to the Business Combination Agreement after the Closing, except for covenants to be performed in whole or in part after the Closing. As a result, Bannix will have no remedy available to it if the Business Combination is consummated and it is later revealed that there was a breach of any of the representations, warranties and covenants made by Company at the time of the Business Combination.

57

Subsequent to the Closing, New Company may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and stock price, which could cause you to lose some or all of your investment.

Although Bannix has conducted due diligence on Company, Bannix cannot assure you that this diligence revealed all material issues that may be present in Company’s business, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of Bannix’s and Company’s control will not later arise. As a result, after the Closing, New Company may be forced to later write-down or write-off assets, restructure its operations, or incur impairment or other charges that could result in losses. Even if Bannix’s due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with Bannix’s preliminary risk analysis. Even though these charges may be non-cash items and may not have an immediate impact on New Company’s liquidity, the fact that New Company may charges of this nature could contribute to negative market perceptions about the Combined Company’s securities. In addition, charges of this nature may cause New Company to be unable to obtain future financing on favorable terms or at all. Accordingly, Bannix stockholders who choose to remain stockholders of the Combined Company following the Business Combination could suffer a reduction in the value of their shares. Such stockholders are unlikely to have a remedy for such reduction in value unless they are able to successfully claim that the reduction was due to the breach by Bannix’s officers or directors of a duty of care or other fiduciary duty owed to them, or if they are able to successfully bring a private claim under securities laws that the proxy solicitation relating to the Business Combination contained an actionable material misstatement or material omission.

The Sponsor and Bannix’s officers and directors own Bannix Common Stock that will be worthless and hIave incurred reimbursable expenses that may not be reimbursed or repaid if the Business Combination is not approved. Such interests may have influenced their decision to approve and, in the case of the Board, recommend, the Business Combination with Company.

The Sponsor and Bannix’s officers and directors and/or their affiliates beneficially own or have a pecuniary interest in Founder Shares and additional securities that they purchased in the Concurrent Private Placement. The holders have no redemption rights with respect to these securities in the event a business combination is not effected in the required time period. Therefore, if the Business Combination with Company or another business combination is not approved within the required time period, such securities held by such persons will be worthless. Such securities had an aggregate market value of $* million based upon the closing price of the Common Stock on Nasdaq on the Record Date. Furthermore, the Sponsor and Bannix’s officers and directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Bannix’s behalf, such as identifying and investigating possible business targets and business combinations. Any such expenses will be repaid upon completion of the Business Combination with Company As of June 30, 2023, $1,182,850 reimbursable expenses and/or convertible notes have been incurred to related parties and additional $436,040 to is payable to Evie for providing funding to Bannix with Convertible Notes. If Bannix fails to consummate the Business Combination, the Sponsor and Bannix’s officers and directors will not have any claim against the Trust Account for repayment or reimbursement. Accordingly, Bannix may not be able to repay or reimburse these amounts if the Business Combination is not completed. See the section entitled “Proposal 1: The Business Combination Proposal — Interests of the Sponsor and Bannix’s Directors and Officers in the Business Combination.”

These financial interests may have influenced the decision of Bannix’s directors to approve the Business Combination with Company and to continue to pursue such Business Combination. In considering the recommendations of the Board to vote for the Business Combination Proposal and other proposals, Bannix’s stockholders should consider these interests.

58

The exercise of Bannix’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the Business Combination Agreement may result in a conflict of interest when determining whether such changes to the terms of the Business Combination Agreement or waivers of conditions are appropriate and in the best interests of Bannix’s stockholders.

In the period leading up to the Closing, events may occur that, pursuant to the Business Combination Agreement, would require Bannix to agree to amend the Business Combination Agreement, to consent to certain actions taken by Company or to waive rights that Bannix is entitled to under the Business Combination Agreement. Such events could arise because of changes in the course of Company’s business, a request by Company to undertake actions that would otherwise be prohibited by the terms of the Business Combination Agreement or the occurrence of other events that would have a material adverse effect on Company’s business and would entitle Bannix to terminate the Business Combination Agreement. In any of such circumstances, it would be at Bannix’s discretion, acting through its Board, to grant its consent or waive those rights. The existence of the financial and personal interests of the directors described in the preceding risk factors may result in a conflict of interest on the part of one or more of the directors between what he, she or they may believe is best for Bannix and what he, she or they may believe is best for himself, herself or themselves in determining whether or not to take the requested action. As of the date of this proxy statement, Bannix does not believe there will be any material changes or waivers that Bannix’s directors and officers would be likely to make after the mailing of this proxy statement. Bannix will circulate a supplemental or amended proxy statement if changes to the terms of the Business Combination that would have a material impact on its stockholders occur prior to the vote on the Business Combination Proposal.

Bannix stockholders will not have any rights or interests in funds from the Trust Account, except under certain limited circumstances. Therefore, to liquidate the investment, Bannix stockholders may be forced to sell their Public Shares or Warrants, potentially at a loss.

Public Stockholders will be entitled to receive funds from the Trust Account only upon the earlier to occur of: (i) the completion of an initial business combination, and then only in connection with those Public Shares that such shareholder properly elected to redeem, subject to the limitations described herein, (ii) the redemption of any Public Shares properly tendered in connection with a shareholder vote to amend Bannix’s existing organizational documents pursuant to the extension proxy statement and (iii) the redemption of Public shares if we are unable to complete an initial business combination by March 14, 2024 (as approved by the stockholders at the extension meeting held on March 8, 2023 and as may be further amended), subject to applicable law and as further described herein. In no other circumstances will a Public Stockholder have any right or interest of any kind in the Trust Account. Holders of Warrants will not have any right to the proceeds held in the Trust Account with respect to the Warrants. Accordingly, to liquidate the investment, Bannix’s stockholders may be forced to sell their Public Shares or Warrants, potentially at a loss.

If Bannix is unable to complete the Business Combination with Company or another business combination by March 14, 2024 (as approved by the stockholders at the extension meeting held on March 8, 2023 and as may be further amended), Bannix will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of its remaining stockholders and the Board, dissolving and liquidating. In such event, third parties may bring claims against Bannix and, as a result, the proceeds held in the Trust Account could be reduced and the per-share liquidation price received by stockholders could be less than $10.00 per Public Share.

Under the terms of the Current Charter, Bannix must complete the Business Combination with Company or another business combination by March 14, 2024 (as approved by the stockholders at the extension meeting held on March 8, 2023 and as may be further amended), or Bannix must cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of its remaining stockholders and the Board, dissolving and liquidating. In such event, third parties may bring claims against Bannix. Although Bannix seeks waiver agreements from certain vendors and service providers it has engaged and owes money to, and the prospective target businesses it has negotiated with, whereby such parties will waive any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, there is no guarantee that vendors, regardless of whether they execute such waivers, will not seek recourse against the Trust Account notwithstanding such agreements. Furthermore, there is no guarantee  that a court will uphold the validity of such agreements. Accordingly, the proceeds held in the Trust Account could be subject to claims which could take priority over those of the Public Stockholders. If Bannix is unable to complete a business combination within the required time period, the Sponsor has agreed that it will be liable under certain circumstances described herein to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Bannix for services rendered or contracted for or products sold to Bannix. However, the Sponsor may not be able to meet such obligation as its only assets are securities of Bannix. Therefore, the per-share distribution from the Trust Account in such a situation may be less than $10.00 due to such claims.\

59

Additionally, if Bannix is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, or if Bannix otherwise enters compulsory or court supervised liquidation, the proceeds held in the Trust Account could be subject to applicable bankruptcy laws, and may be included in its bankruptcy estate and subject to the claims of third parties with priority over the claims of Bannix’s stockholders. To the extent any bankruptcy claims deplete the Trust Account, Bannix may not be able to return to its Public Stockholders at least $10.00 per share of Bannix Common Stock.

Bannix’s stockholders may be held liable for claims by third parties against Bannix to the extent of distributions received by them.

If Bannix is unable to complete the Business Combination with Company or another business combination within the required time period, Bannix will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to Bannix to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of remaining Bannix stockholders and the Board, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to Bannix’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Bannix cannot assure you that it will properly assess all claims that may potentially be brought against it. As such, Bannix’s stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of its stockholders may extend well beyond the third anniversary of the date of distribution. Accordingly, Bannix cannot assure you that third parties will not seek to recover from its stockholders amounts owed to them by Bannix.

If Bannix files a bankruptcy petition or an involuntary bankruptcy petition is filed against Bannix that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy laws, and may be included in Bannix’s bankruptcy estate and subject to the claims of third parties with priority over the claims of Bannix’s stockholders. To the extent any bankruptcy claims deplete the Trust Account, Bannix cannot provide any assurance that Bannix will be able to return $10.00 per share to its Public Stockholders. Additionally, if Bannix files a bankruptcy petition or an involuntary bankruptcy petition is filed against Bannix that is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover some or all amounts received by Bannix’s stockholders. Furthermore, the Board may be viewed as having breached its fiduciary duty to Bannix’s creditors and/or having acted in bad faith, thereby exposing both the Board and Bannix to claims of punitive damages, by paying Public Stockholders from the Trust Account prior to addressing the claims of creditors. Bannix cannot provide any assurance that claims will not be brought against Bannix for these reasons.

Actions taken by existing Bannix stockholders to increase the likelihood of approval of the Business Combination Proposal and the other Proposals could have a depressive effect on Bannix Common Stock.

60

At any time prior to the Special Meeting, during a period when they are not then aware of any material nonpublic information regarding Bannix or its securities, the Sponsor, Bannix’s officers, directors and stockholders from prior to the Initial Public Offering, Company or Company Stockholders and/or their respective affiliates may enter into transactions with investors and others to provide them with incentives to acquire Bannix Common Stock or vote their shares in favor of the Business Combination Proposal. The purpose of such transactions would be to increase the likelihood of satisfaction of the requirements to consummate the Business Combination where it appears that such requirements would otherwise not be met. Entering into any such arrangements may have a depressive effect on Bannix Common Stock. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares of Common Stock at a price lower than market and may therefore be more likely to sell the shares he, she or it owns, either prior to or immediately after the Special Meeting.

If the Adjournment Proposal is not approved, and an insufficient number of votes have been obtained to authorize the consummation of the Business Combination, the Board will not have the ability to adjourn the Special Meeting to a later date in order to solicit further votes, and, therefore, the Business Combination will not be approved.

Neither the Board nor any committee thereof obtained a third-party financial opinion in determining whether or not to pursue the Business Combination.

Neither the Board nor any committee thereof obtained an opinion from an independent investment banking or accounting firm that the price that Bannix is paying for Company is fair to Bannix from a financial point of view. Neither the Board nor any committee thereof obtained a third-party valuation in connection with the Business Combination. In analyzing the Business Combination, the Board and management conducted due diligence on Company and researched the industry in which Company operates. The Board reviewed, among other things, financial due diligence materials prepared by Company, including, financial and market data information on selected comparable companies and the implied purchase price multiple of Company and the financial terms set forth in the Business Combination Agreement, and concluded that the Business Combination was in the best interest of Bannix stockholders. Accordingly, investors will be relying solely on the judgment of the Board and management of Bannix in valuing Company, and the Board and management of Bannix may not have properly valued such business. The lack of a third-party valuation may also lead an increased number of Bannix stockholders to vote against the Business Combination or demand redemption of their shares, which could potentially impact Bannix’s ability to consummate the Business Combination.

Bannix is dependent upon our current executive officers and directors and their loss could adversely affect its ability to operate.

Bannix’s operations are dependent upon a relatively small group of individuals and, in particular, its executive officers and directors. Bannix believes that its success depends on the continued service of its officers and directors, at least until it has completed the Business Combination.

Certain of Bannix’s existing stockholders have agreed to vote in favor of the Business Combination, regardless of how the Public Stockholders vote.

Certain of Bannix’s existing shareholders, including the Sponsor, have agreed to vote the Founder Shares, as well as any Public Shares purchased during or after the Initial Public Offering, in favor of the Business Combination.

At the time of the Special Meeting, Bannix expects that the Sponsor and Bannix’s directors and officers will collectively own approximately 20% of the outstanding Bannix Common Stock. Accordingly, it is more likely that the necessary stockholder approval will be received than would be the case if such persons agreed to vote their shares in accordance with the majority of the votes cast by Public Stockholders.

Bannix’s actual financial position and results of operations may differ materially from the unaudited pro forma financial information included in this proxy statement.

61

The unaudited pro forma condensed consolidated combined financial information in this proxy statement is presented for illustrative purposes only and is not necessarily indicative of what Bannix’s actual financial position or results of operations would have been had the Business Combination been completed on the dates indicated. See “Unaudited Pro Forma Condensed Consolidated Combined Financial Information” for more information.

Bannix does not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for Bannix to complete an initial business combination, including the Business Combination even if a substantial majority of Bannix’s stockholders choose to redeem their shares.

The Current Charter does not provide a specified maximum redemption threshold, except that in no event will Bannix redeem its Public Shares in an amount that would cause Bannix’s net tangible assets, after payment of the deferred underwriting commissions, to be less than $5,000,001 upon completion of the Business Combination (such that Bannix does not then become subject to the SEC’s “penny stock” rules), or any greater net tangible asset or cash requirement that may be contained in the agreement relating to Bannix’s initial business combination. As a result, Bannix may be able to complete an initial business combination, including the Business Combination, even if a substantial majority of Public Stockholders do not agree with the transaction and have redeemed their shares or have entered into privately negotiated agreements to sell their shares to the Sponsor, Bannix’s officers and directors, advisors or any of their affiliates. In the event the aggregate cash consideration Bannix would be required to pay for all Common Stock that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the proposed initial business combination, including the Business Combination, exceeds the aggregate amount of cash available to Bannix, it will not complete such initial business combination, including the Business Combination, or redeem any shares, all Common Stock submitted for redemption will be returned to the holders thereof, and it instead may search for an alternate business combination.

Certain insiders may elect to purchase shares or warrants prior to the consummation of the Business Combination, which may influence the vote on the Business Combination.

At any time at or prior to the Business Combination, during a period when they are not then aware of any material non-public information regarding us or Bannix’s securities, the Sponsor or our or their respective directors, officers, advisors or respective affiliates may purchase public shares or warrants from institutional and other investors including from investors who vote, or indicate an intention to vote, against any of the Condition Precedent Proposals, or execute agreements to purchase such shares or warrants from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire public shares or warrants or vote their public shares in favor of the Condition Precedent Proposals. In the event that the Sponsor, or our or its directors, officers, advisors or affiliates purchase shares or warrants in privately negotiated transactions from Public Stockholders, such shares and warrants that are purchased by the Sponsor, or its directors, officers, advisors or affiliates would not be voted in favor of the Business Combination Proposal. Such a purchase may include a contractual acknowledgement that such shareholder, although still the record holder of Bannix’s shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the Sponsor, or our or its directors, officers, advisors or affiliates purchase shares or warrants in privately negotiated transactions from Public Stockholders, such shares and warrants that are purchased by the Sponsor, or its directors, officers, advisors or affiliates would not be voted in favor of the Business Combination Proposal, the Sponsor, and its directors, officers, advisors and affiliates would waive their redemption rights and Bannix would file a Current Report on Form 8-K prior to the Special Meeting providing the following information:

●	the amount of Bannix Common Stock and Bannix Warrants purchased outside of the redemption offer by the Sponsor or its affiliates, along with the purchase price;

●	the purpose of the purchases by the Sponsor or its affiliates

●	the impact, if any, of the purchases by the Sponsor or its affiliates on the likelihood that the Business Combination will be approved;

62

●	the identities of Bannix security holders who sold to the Sponsor or its affiliates (if not purchased on the open market) or the nature of Bannix security holders (e.g., 5% security holders) who sold to the Sponsor or its affiliates; and

●	the number of Bannix Common Stock and Bannix Warrants for which Bannix has received redemption requests pursuant to its redemption offer.

In the event that the Sponsor or their directors, officers, advisors or respective affiliates purchase shares in privately negotiated transactions from Public Stockholders who have already elected to exercise their redemption rights, such selling shareholder would be required to revoke their prior elections to redeem their shares. The purpose of such share purchases and other transactions would be to increase the likelihood of (1) satisfaction of the requirement that holders of a majority of the Common Stock, represented in person or by proxy and entitled to vote at the Special Meeting, vote in favor of the Business Combination Proposal, the Charter Amendment Proposal, the Advisory Charter Amendment Proposals, the Stock Issuance Proposal, the Director Election Proposal, and the Adjournment Proposal (to the extent not limited by the preceding paragraph), (2) otherwise limiting the number of public shares electing to redeem and (3) Bannix’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) being at least $5,000,001. The purpose of such purchases of Public Warrants would be to reduce the number of Public Warrants outstanding or to vote such warrants on any matters submitted to the warrant holders for approval in connection with our initial business combination. See “Risk Factors — Certain insiders may elect to purchase shares or warrants prior to the consummation of the Business Combination, which may influence the vote on the Business Combination.” for additional information related to the risk of voting repurchased shares.

In the event the Sponsor or our directors, officers, advisors or affiliates were to purchase shares or warrants in privately negotiated transactions from Public Stockholders, such purchases would be structured in compliance with the requirements of Rule 14e-5 under the Exchange Act including, in pertinent part, through adherence to the following:

●	This proxy statement discloses the possibility that the Sponsor, or our or its directors, officers, advisors or affiliates may purchase shares, rights or warrants from Public Stockholders outside the redemption process, along with the purpose of such purchases;

●	If the Sponsor, or our or its directors, officers, advisors or affiliates were to purchase shares or warrants from Public Stockholders, they would do so at a price no higher than the price offered through our redemption process;

●	This proxy statement includes a representation that any of our securities purchased by the Sponsor, or our or its directors, executive officers, advisors or any of their affiliates would not be voted in favor of approving the business combination transaction;

●	The Sponsor, or our or its directors, executive officers, advisors or affiliates would not possess any redemption rights with respect to our securities or, if they do acquire and possess redemption rights, they would waive such rights in the event that the Business Combination is consummated; and

●	Bannix would disclose in a Current Report on Form 8-K, before the Special Meeting, the following material terms:

●	the amount of our securities purchased outside of the redemption offer by the Sponsor, or our or its directors, officers, advisors or any of their affiliates, along with the purchase price;

●	the purpose of the purchases by the Sponsor, or our or its directors, officers, advisors or affiliates;

63

●	the impact, if any, of the purchases by the Sponsor, directors, officers, advisors or any of their affiliates on the likelihood that the business combination transaction will be approved;

●	the identities of our security holders who sold to our sponsor, directors, executive officers, advisors or any of their affiliates (if not purchased on the open market) or the nature of our security holders (e.g., 5% security holders) who sold to our sponsor, directors, executive officers, advisors or any of their affiliates; and

●	the number of shares of Bannix Common Stock and Bannix Warrants for which Bannix has received redemption requests pursuant to the redemption offer.

If the proposed Business Combination’s benefits do not meet the expectations of investors, stockholders or financial analysts, the market price of Bannix’s Common Stock may decline before the Closing, or the market price of New Company common stock may decline after the Closing.

If the benefits of the proposed Business Combination do not meet the expectations of investors or securities analysts, the market price of Common Stock prior to the Closing may decline. The market value of our Common Stock at the time of the Business Combination may vary significantly from its price on the date the Business Combination Agreement was executed, the date of this proxy statement, or the date on which Bannix stockholders vote on the Business Combination.

In addition, following the Business Combination, fluctuations in the price of New Company common stock could contribute to the loss of all or part of your investment. Any of the factors listed below could have a material adverse effect on your investment, and Bannix’s Common Stock before the Closing (or New Company common stock after the Closing) may trade at a price significantly below the price you paid for it. In such circumstances, the trading price of Bannix’s Common Stock before the Closing (or New Company common stock after the Closing) may not recover and may experience a further decline.

Broad market and industry factors may materially harm the market price of New Company common stock after the Closing, irrespective of New Company’s operating performance. The stock market in general and Nasdaq have experienced price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected. The trading prices and valuations of these stocks, and of New Company’s securities, may not be predictable. A loss of investor confidence in the market for retail stocks or the stocks of other companies, notably in the electric technology vehicle industry, which investors perceive to be similar to New Company, could depress New Company’s stock price regardless of its business, prospects, financial conditions or results of operations. A decline in the market price for New Company common stock also could adversely affect New Company’s ability to issue additional securities and New Company’s ability to obtain additional financing in the future.

Bannix is currently an emerging growth company within the meaning of the Securities Act, and if it takes advantage of certain exemptions from disclosure requirements available to emerging growth companies, this could make its securities less attractive to investors and may make it more difficult to compare its performance with other public companies.

Bannix is currently an emerging growth company within the meaning of the Securities Act, as modified by the JOBS Act, and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. As a result, Bannix shareholders may not have access to certain information they may deem important. Bannix could remain an emerging growth company for up to five years from the date of its Initial Public Offering, although circumstances could cause us to lose that status earlier, including if the market value of its Common Stock (or New Company common stock following the Closing) held by non-affiliates exceeds $700,000,000 as of any June 30 before that time, in which case we would no longer be an emerging growth company as of the following December 31. Bannix cannot predict whether investors will find its securities less attractive because it expects to rely on these exemptions. If some investors find Bannix’s securities less attractive as a result of its reliance on these exemptions, the trading prices of its securities may be lower than they otherwise would be, there may be a less active trading market for its securities and the trading prices of its securities may be more volatile.

64

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. Bannix has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, Bannix, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of Bannix’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accountant standards used.

Bannix’s directors may decide not to enforce the indemnification obligations of the Sponsor, resulting in a reduction in the amount of funds in the Trust Account available for distribution to Public Stockholders.

The Sponsor has agreed that it will be liable to Bannix if and to the extent any claims by a third party for services rendered or products sold to Bannix, or a prospective target business with which Bannix has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per Public Share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the funds held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act. However, Bannix has not asked the Sponsor to reserve funds for such indemnification obligations, nor has Bannix independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations. Bannix believes that the Sponsor’s only assets are securities of Bannix. Therefore, Bannix cannot provide any assurance that the Sponsor would be able to satisfy those obligations. None of Bannix officers or directors will indemnify it for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

If the Sponsor asserts that it is unable to satisfy its indemnification obligations or that it has no indemnification obligations related to a particular claim, Bannix’s independent directors would determine whether to take legal action against the Sponsor to enforce its indemnification obligations. While Bannix currently expects that our independent directors would take legal action on its behalf against the Sponsor to enforce its indemnification obligations to it, it is possible that Bannix’s independent directors, in exercising their business judgment, may choose not to do so if, for example, the cost of such legal action is deemed by the independent directors to be too high relative to the amount recoverable or if the independent directors determine that a favorable outcome is not likely. Bannix has not asked the Sponsor to reserve funds for such indemnification obligations and Bannix cannot provide any assurance that the Sponsor would be able to satisfy those obligations. Accordingly, Bannix cannot provide any assurance that due to claims of creditors the actual value of the per-share redemption price will not be less than $10.00 per Public Share.

Bannix management has identified a material weakness in its internal control over financial reporting. If we are unable to develop and maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results in a timely manner, which may adversely affect investor confidence in us and materially and adversely affect our business and operating results.

65

Bannix management has identified a material weakness in its internal control over financial reporting related to interpretation and accounting for the extinguishment of a significant contingent obligation. As a result of the material weakness, Bannix management has concluded that the disclosure controls and procedures were not effective as of December 31, 2022. Bannix management has taken a number of measures to remediate the material weakness described herein. However, if Bannix management is unable to remediate its material weakness in a timely manner or we identify additional material weaknesses, it may be unable to provide required financial information in a timely and reliable manner and we may incorrectly report financial information. Likewise, if Bannix financial statements are not filed on a timely basis, Bannix could be subject to sanctions or investigations by the stock exchange on which its securities are quoted, the SEC or other regulatory authorities. The existence of a material weakness in internal control over financial reporting could adversely affect its reputation or investor perceptions of us, which could have a negative effect on the trading price of our securities.

Management has implemented remediation steps to improve our internal control over financial reporting. Specifically, we expanded and improved our review process for complex securities and related accounting standards. We plan to further improve this process by enhancing access to accounting literature, identification of third-party professionals with whom to consult regarding complex accounting applications and consideration of additional staff with the requisite experience and training to supplement existing accounting professionals. Bannix management can give no assurance that the measures they have taken and plan to take in the future will remediate the material weakness identified or that any additional material weaknesses or restatements of financial results will not arise in the future due to a failure to implement and maintain adequate internal control over financial reporting or circumvention of these controls. Even if they are successful in strengthening our controls and procedures, in the future those controls and procedures may not be adequate to prevent or identify irregularities or errors or to facilitate the fair presentation of our financial statements.

A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected and corrected on a timely basis.

Effective internal controls are necessary for us to provide reliable financial reports and prevent fraud. We continue to evaluate steps to remediate the material weakness. These remediation measures may be time consuming and costly and there is no assurance that these initiatives will ultimately have the intended effects.

If Bannix identify any new material weaknesses in the future, any such newly identified material weakness could limit our ability to prevent or detect a misstatement of our accounts or disclosures that could result in a material misstatement of our annual or interim financial statements. In such case, Bannix may be unable to maintain compliance with securities law requirements regarding timely filing of periodic reports in addition to applicable stock exchange listing requirements, investors may lose confidence in our financial reporting and the price of our securities may decline as a result. Bannix cannot assure you that any measures it may take in the future, will be sufficient to avoid potential future material weaknesses.

The Business Combination is subject to conditions, including certain conditions that may not be satisfied on a timely basis, if at all.

The completion of the Business Combination is subject to a number of conditions. The completion of the Business Combination is not assured and is subject to risks, including the risk that approval of the Business Combination by Bannix stockholders is not obtained, subject to certain terms specified in the Business Combination Agreement (as described in the section entitled “Proposal 1: The Business Combination Proposal — Conditions to the Closing”), or that other Closing conditions are not satisfied. If Bannix does not complete the Business Combination, Bannix could be subject to several risks, including:

the parties may be liable for damages to one another under the terms and conditions of the Business Combination Agreement;

●	negative reactions from the financial markets, including declines in the price of Common Stock due to the fact that current prices reflect a market assumption that the Business Combination will be completed;

●	the attention of Bannix’s management will have been diverted to the Business Combination rather than the pursuit of other opportunities in respect of an initial business combination; and

●	Bannix will have a limited period of time, if any, to complete an alternative initial business combination and Bannix may not be as attractive to potential alternative partners to an initial business combination if we are unable to complete the Business Combination.

The listing of New Company’s securities on Nasdaq will not benefit from the process undertaken in connection with an underwritten initial public offering.

Upon the Closing, we intend to apply to list the Common Stock (which will be New Company common stock) on Nasdaq under the symbol “Company.” Unlike an underwritten initial public offering of New Company’s securities, the listing of New Company’s securities as a result of the Business Combination will not benefit from the following:

66

●	the book-building process undertaken by underwriters, which helps inform efficient price discovery with respect to opening trades of newly listed securities;

●	underwriter support to help stabilize, maintain or affect the public price of the securities immediately after listing; and

●	underwriter due diligence review of the offering and potential liability for material misstatements or omissions of fact in a prospectus used in connection with the securities being offered, or for statements made by its securities analysts or other personnel.

The lack of such a process in connection with the listing of New Company’s securities could result in diminished investor demand, inefficiencies in pricing and a more volatile public price for New Company’s securities during the period immediately following the listing than would typically be experienced in connection with an underwritten initial public offering.

The ability of Bannix stockholders to exercise redemption rights with respect to a large number of shares of Common Stock could increase the probability that the Business Combination would be unsuccessful and that stockholders would have to wait for liquidation in order to redeem their shares of Common Stock.

At the time Bannix entered into the Business Combination Agreement and related agreements for the Business Agreement, Bannix did not know how many stockholders would exercise their redemption rights, and therefore Bannix structured the Business Combination based on our expectations as to the number of shares that would be submitted for redemption. If a larger number of shares are submitted for redemption than Bannix initially expects, this may limit Bannix’s ability to complete the Business Combination or optimize its capital structure.

There is no guarantee that a stockholder’s decision to continue to hold shares of New Company common stock following the Business Combination will put the stockholder in a better future economic position than if such stockholder decided to redeem such stockholder’s Public Shares for a pro rata portion of the Trust Account, and vice versa.

Bannix and New Company can give no assurance as to the price at which a stockholder may be able to sell its Public Shares following the completion of the Business Combination or any alternative business combination. Certain events following the consummation of any initial business combination, including the Business Combination, may cause an increase in Bannix’s share price, and may result in a lower value realized now than a stockholder of Bannix might realize in the future had the stockholder redeemed their shares. Similarly, if a stockholder does not redeem its shares, the stockholder will bear the risk of ownership of the Public Shares after the consummation of any initial business combination, including the Business Combination, and there can be no assurance that such stockholder can sell such shares in the future for a greater amount than the redemption price set forth in this proxy statement. A stockholder should consult the stockholder’s own tax and/or financial advisor for assistance on how this may affect his, her or its individual situation.

If Bannix stockholders fail to comply with the redemption requirements specified in this proxy statement, they will not be entitled to redeem their Common Stock for a pro rata portion of the funds held in the Trust Account.

In order to exercise their redemption rights, Public Stockholders are required to submit a request in writing and deliver their stock to Bannix’s transfer agent at least two business days prior to the Special Meeting. Stockholders electing to redeem their shares will receive their pro rata portion of the Trust Account less franchise and income taxes payable, calculated as of two business days prior to the anticipated consummation of the Business Combination. See the section entitled “Special Meeting of Bannix Stockholders — Redemption Rights” for additional information on how to exercise your redemption rights.

67

Bannix stockholders who wish to redeem their shares for a pro rata portion of the Trust Account must comply with specific requirements for redemption that may make it more difficult for them to exercise their redemption rights prior to the deadline.

As more fully described in the section entitled “Special Meeting of Bannix Stockholders — Redemption Rights,” Public Stockholders who wish to redeem their shares for a pro rata portion of the Trust Account must, among other things, deliver their shares (either physically or electronically) to Continental (or through DTC to Continental) prior to 5 PM, Eastern Time, on *, 2023.

A new 1% U.S. federal excise tax could be imposed on Bannix or New Company in connection with redemptions by Bannix of Common Stock.

On August 16, 2022, President Biden signed into law the IR Act, which, among other things, imposes a 1% excise tax on the fair market value of stock repurchased by “covered corporations” beginning in 2023, with certain exceptions (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which the stock is repurchased. Because Bannix is a Delaware corporation and its securities are trading on Nasdaq, Bannix is a “covered corporation” for this purpose. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. Whether and to what extent we would be subject to the Excise Tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with our Business Combination, (ii) the structure of the Business Combination, (iii) the nature and amount of any interim financing arrangements or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Business Combination but issued within the same taxable year of the Business Combination) and (iv) the content of regulations and other guidance from the U.S. Department of the Treasury. The U.S. Department of Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the Excise Tax; however, no guidance has been issued to date. It is uncertain whether, and/or to what extent, the Excise Tax could apply to any redemptions of Common Stock after December 31, 2022, including any redemptions in connection with the Business Combination. In addition, because the excise tax would be payable by Bannix or New Company, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete the Business Combination and limit Bannix’s ability to complete the Business Combination.

If you or a “group” of stockholders of which you are a part are deemed to hold an aggregate of more than 15% of Bannix Common Stock issued in the Initial Public Offering, you (or, if a member of such a group, all of the members of such group in the aggregate) will lose the ability to redeem all such shares in excess of 15% of the Bannix Common Stock issued in the Initial Public Offering.

A Public Stockholder, together with any of his, her or its affiliates or any other person with whom he, she or it is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, with respect to 15% or more of the Public Shares issued in the Initial Public Offering. In order to determine whether a stockholder is acting in concert or as a group with another stockholder, Bannix will require each Public Stockholder seeking to exercise redemption rights to certify to Bannix whether such stockholder is acting in concert or as a group with any other stockholder. Such certifications, together with other public information relating to stock ownership available to Bannix at that time, such as Section 13D, Section 13G and Section 16 filings under the Exchange Act, will be the sole basis on which Bannix makes the above-referenced determination. Your inability to redeem any such excess shares will reduce your influence over Bannix’s ability to consummate the Business Combination and you could suffer a material loss on your investment in Bannix if you sell such excess shares in open market transactions. Additionally, you will not receive redemption distributions with respect to such excess shares if Bannix consummates the Business Combination. As a result, you will continue to hold that number of shares aggregating to more than 15% of the shares sold in the Initial Public Offering and, in order to dispose of such excess shares, would be required to sell your stock in open market transactions, potentially at a loss. Bannix cannot assure you that the value of such excess shares will appreciate over time following the Business Combination or that the market price of New Company common stock will exceed the per-share redemption price. Notwithstanding the foregoing, stockholders may challenge Bannix’s determination as to whether a stockholder is acting in concert or as a group with another stockholder in a court of competent jurisdiction.

68

However, Bannix stockholders’ ability to vote all of their shares (including such excess shares) for or against the Business Combination is not restricted by this limitation on redemption. Public Stockholders will experience dilution as a consequence of, among other transactions, the issuance of New Company common stock as consideration in the Business Combination. Having a minority share position may reduce the influence that the Public Stockholders have on the management of Bannix.

Public Stockholders will experience dilution as a consequence of, among other transactions, the issuance of New Company common stock as consideration in the Business Combination.

Public Stockholders will experience immediate dilution as a consequence of the issuance of New Company common stock as consideration in the Business Combination. Having a minority share position may reduce the influence that Public Stockholders have on the management of Bannix.

It is anticipated that upon completion of the Business Combination and assuming no additional redemptions by Public Stockholders, Public Stockholders will retain an ownership interest of approximately [*]% in the Combined Company, the Sponsor and related parties will retain an ownership interest of approximately [*]% of the Combined Company, and the Company Stockholders will own approximately [*]%.

The ownership percentage does not take into account (i) the additional redemption of any Public Shares by Public Stockholders or (ii) the issuance of any additional shares pursuant to the potential sources of dilution noted below. If the actual facts are different from these assumptions (which they are likely to be), the percentage ownership retained by the Bannix stockholders will be different. See “Unaudited Pro Forma Condensed Consolidated Combined Financial Information.”

It is anticipated that upon completion of the Business Combination and assuming no additional redemptions by the Public Stockholders, the Public Stockholders will retain an ownership interest of approximately 3.98% in the Combined Company, the Sponsor and related parties will retain an ownership interest of approximately 2.81% of the Combined Company, and the Company Stockholders will own approximately 93.21% of the Combined Company.

The following tables illustrate estimated ownership levels in the Combined Company, immediately following the consummation of the Business Combination, based on the varying levels of redemptions by the Public Stockholders, excluding potential sources of dilution, and the following additional assumptions:

	After the Business Combination
	No redemption		Net Tangible Asset Scenario
	Number	Percent	Number	Percent
	of Shares	Owned	of Shares	Owned

Company Stockholders	85,000,000	93.2%	85,000,000	94.2%
Public Stockholders (2) (3)	3,629,613	3.7%	2,745,383	3.0%
Sponsor and related parties	2,564,600	2.8%	2,564,600	2.8%

		100.00%		100.00%

Pro forma Common Stock as of November 30, 2023
Potential sources of dilution:

Public Warrants	6,900,000	6,900,000

(1) Assumes that no additional Public Shares are redeemed (and including 690,000 common shares deriving from public rights upon closing).

(2) Assumes that 884,230 Public Shares are redeemed for aggregate redemption payments of approximately $9.6 million assuming a $10.89 per share redemption price and based on funds in the Trust Account as of January 16, 2024. The net tangible asset scenario reflects the maximum number of Bannix Public Shares that can be redeemed without violating the conditions of the Business Combination Agreement or the requirement of Bannix’s Existing Organizational Documents that Bannix cannot redeem Public Shares if it would result in Bannix having a minimum net tangible asset value of less than $5,000,001 after giving effect to the payments to redeeming shareholders. This scenario is included in this proxy statement for illustrative purposes only.

(3) This does not include the issuance of up to 42,500,000 shares of common stock upon conversion of the Series A Preferred Stock to be held by Tokenize. Following the closing of the business combination, in connection with Bannix’s acquisition of the Patents pursuant to the PPA, Bannix agrees to pay, issue and deliver to Tokenize, Series A Preferred Stock with a stated value of $42,500,000, which such terms will be more fully set forth in the Series A Preferred Stock Certificate of Designation to be filed with the Secretary of State of the State of Delaware prior to the closing of the PPA. The 42,500 Series A Preferred Stock will have stated value of face value of $1,000 per share and is convertible, at the option of Tokenize, into shares of common stock of Bannix at 5% discount to the VWAP during the 20 trading days prior to conversion, and in any event not less than $1.00. The Series A Preferred Stock will not have voting rights and will be entitled to dividends only in the event of liquidation. The Series A Preferred Stock will have a 4.99% beneficial ownership limitation providing that the Series A Preferred Stock may not be converted into more than 4.99% of the shares of common stock outstanding at any point in time. Series A Preferred Stock and the shares of common stock issuable upon conversion of the Series A Preferred Stock (the “Conversion Shares”) shall be subject to a lock-up beginning on the Closing Date and ending on the earliest of (i) the six (6) months after such date, (ii) a change in control, or (iii) written consent of Tokenize (the “Seller Lockup Period”).

69

SPECIAL MEETING OF BANNIX STOCKHOLDERS

General

Bannix is furnishing this proxy statement to its stockholders as part of the solicitation of proxies by the Board for use at the Special Meeting to be held on *, 2023 and at any adjournment or postponement thereof. This proxy statement provides Bannix’s stockholders with information they need to know to be able to vote or direct their vote to be cast at the Special Meeting.

Date, Time and Place

The Special Meeting will be held on *, 2023, at 12:00 PM Eastern Time, via live webcast at the following address: *. In light of the COVID-19 pandemic and to better support the global nature and well-being of Bannix’s stockholders, directors and management, the Special Meeting will be completely virtual.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of Bannix Common Stock at the close of business on April 11, 2023, which is the Record Date. You are entitled to one vote for each share of Bannix Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were * shares of Bannix Common Stock outstanding, of which [*]are Public Shares, and * shares are held by the Sponsor and affiliates.

Vote of the Sponsor, Directors and Officers

In connection with the Initial Public Offering, Bannix entered into agreements with each of its Sponsor, directors and officers pursuant to which each agreed to vote the Founder Shares, Private Placement Warrants and any Public Shares owned by them in favor of the Business Combination Proposal and for all other proposals presented at the Special Meeting (including the Proposals).

Bannix’s Sponsor, directors and officers have waived any redemption rights with respect to the Founder Shares, Private Placement Warrants and any Public Shares which they may hold, and the Sponsor has also agreed to waive its redemption rights with respect to any other equity securities of Bannix it holds, in connection with the Business Combination.

Quorum and Required Vote for Proposals

A quorum of Bannix stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the voting power of all outstanding shares of Bannix Common Stock entitled to vote at the meeting are represented in person (which would include presence at a virtual meeting) or by proxy. As of *, the Record Date, there were 5,463,613 shares of Common Stock outstanding; therefore, a total of 3,551,348 shares of Bannix Common Stock must be represented at the Special Meeting in order to constitute a quorum. Abstentions and withheld votes will count as present for the purposes of establishing a quorum, but will not count as votes cast at the Special Meeting for any of the Proposals. Because the Proposals are “non-discretionary” items, your broker will not be able to vote uninstructed shares for any of the Proposals. As a result, if you do not provide voting instructions, a broker “non-vote” will be deemed to have occurred for each of the Proposals. Broker “non-votes” will not be counted as present for purposes of determining whether a quorum is present. As of the Record Date, the Sponsor holds approximately 46.2% of the outstanding Bannix Common Stock.

The Proposals presented at the Special Meeting will require the following votes:

●	The approval of the Business Combination Proposal will require the affirmative vote of the holders of a majority of the shares of Bannix Common Stock cast in respect of that Proposal and entitled to vote thereon at the Special Meeting.

●	The approval of each of the Stock Issuance Proposal and the Adjournment Proposal and each of the Advisory Charter Amendment Proposals will require the affirmative vote of the holders of a majority of the shares of Bannix Common Stock cast in respect of the relevant Proposal and entitled to vote thereon at the Special Meeting.

●	The approval of the Charter Amendment Proposal will require the affirmative vote of a majority of the issued and outstanding shares of the Common Stock. Accordingly, a Bannix stockholder’s failure to vote by proxy or to vote in person (which would include presence at a virtual meeting) at the Special Meeting or an abstention will have the same effect as a vote “AGAINST” the Charter Amendment Proposal.

70

●	The Director Election Proposal will require a plurality vote of the shares of Bannix Common Stock cast in respect of that Proposal and entitled to vote thereon at the Special Meeting. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

Abstentions and Broker Non-Votes

At the Special Meeting, Bannix will count a properly executed proxy marked “ABSTAIN” with respect to a particular Proposal as present for purposes of determining whether a quorum is present. Because the Proposals are “non-discretionary” items, your broker will not be able to vote uninstructed shares for any of the Proposals. As a result, if you do not provide voting instructions, a broker “non-vote” will be deemed to have occurred for each of the Proposals. Broker “non-votes” will not be counted as present for purposes of determining whether a quorum is present. The failure to vote, abstentions and broker non-votes will not be counted as votes cast and will have no effect on any of the Proposals presented at the Special Meeting.

Recommendation of the Board

The Board has unanimously determined that each of the Proposals is fair to and in the best interests of Bannix and its stockholders, and has unanimously approved such Proposals. The Board unanimously recommends that stockholders:

●	vote “FOR” the Business Combination Proposal;

●	vote “FOR” the Charter Amendment Proposal;

●	vote “FOR” each of the Advisory Charter Amendment Proposals;

●	vote “FOR” the Stock Issuance Proposal;

●	vote “FOR” the Director Election Proposal; and

●	vote “FOR” the Adjournment Proposal, if it is presented to the meeting.

 When you consider the recommendation of the Board in favor of approval of the Proposals, you should keep in mind that the Sponsor, members of the Board and officers of Bannix have interests in the Business Combination that are different from or in addition to (or which may conflict with) your interests as a stockholder. See “Summary of the Proxy Statement — Interests of the Sponsor and Bannix’s Directors and Officers in the Business Combination” for additional information on interests of Bannix’s Sponsor, directors and executive officers.

Voting Your Shares

Each share of Bannix Common Stock that you own in your name entitles you to one vote. If you are a record owner of your shares, there are two ways to vote your shares of Bannix Common Stock at the Special Meeting:

●	You Can Vote By Signing and Returning the Enclosed Proxy Card. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board “FOR” the Business Combination Proposal, the Charter Amendment Proposal, each of the Advisory Charter Amendment Proposals, the Stock Issuance Proposal, the Director Election Proposal, the Incentive Plan Proposal, the ESPP Proposal and the Adjournment Proposal (if presented). Votes received after a matter has been voted upon at the Special Meeting will not be counted.

71

●	You Can Attend the Special Meeting and Vote Through the Internet. You will be able to attend the Special Meeting online and vote during the meeting by visiting * and entering the control number included on your proxy card or on the instructions that accompanied your proxy materials, as applicable.

 If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. If you wish to attend the Special Meeting and vote online and your shares are held in “street name,” you must obtain a legal proxy from your broker, bank or nominee. That is the only way Bannix can be sure that the broker, bank or nominee has not already voted your shares.

Revoking Your Proxy

If you are a record owner of your shares and you give a proxy, you may change or revoke it at any time before it is exercised by doing any one of the following:

●	submit a new proxy card bearing a later date;

●	give written notice of your revocation to Bannix’s Secretary, which notice must be received by Bannix’s Secretary prior to the vote at the Special Meeting; or

●	vote electronically at the Special Meeting by visiting and entering the control number found on your proxy card, voting instruction form or notice you previously received. Please note that your attendance at the Special Meeting will not alone serve to revoke your proxy.

If your shares are held in “street name” by your broker, bank or another nominee as of the close of business on the Record Date, you must follow the instructions of your broker, bank or other nominee to revoke or change your voting instructions.

Who Can Answer Your Questions About Voting Your Shares

If you are a stockholder and have any questions about how to vote or direct a vote in respect of your Bannix Common Stock, you may call contact Continental at 917-262-2373 or by email at proxy@continentalstock.com.

No Additional Matters May Be Presented at the Special Meeting

The Special Meeting has been called only to consider the approval of the Business Combination Proposal, the Charter Amendment Proposal, each of the Charter Amendment Proposals, the Stock Issuance Proposal, the Director Election Proposal, and the Adjournment Proposal. Under Bannix’s bylaws, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

Redemption Rights

Pursuant to the Current Charter, any holders of Public Shares may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, less any owed but unpaid franchise or income taxes. If demand is properly made and the Business Combination is consummated, these shares, immediately prior to the Business Combination, will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of the Initial Public Offering (including interest earned on the funds held in the Trust Account and not previously released to Bannix to pay its franchise and income taxes). For illustrative purposes, based on funds in the Trust Account of $* on the Record Date, the estimated per share redemption price would have been approximately $*.

In order to exercise your redemption rights, you must:

72

●	check the box on the enclosed proxy card to elect redemption;

●	provide, in the written request to redeem your Public Shares for cash to Continental, a “Stockholder Certification” if you are not acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) with any other stockholder with respect to shares of Bannix Common Stock; and

●	prior to *, 2023 (two business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that Bannix redeem your Public Shares for cash to Continental, Bannix’s transfer agent, at the following address:

●	deliver your Public Shares either physically or electronically through DTC to Continental at least two business days before the Special Meeting. Public Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from Continental and time to effect delivery. It is Bannix’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from Continental. However, Bannix does not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in “street” name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with Bannix’s consent, until the Closing. If you delivered your shares for redemption to Continental and decide within the required timeframe not to exercise your redemption rights, you may request that Continental return the shares (physically or electronically). You may make such request by contacting Continental at 917-262-2373, by email at proxy@continentalstock.com or by writing to the address listed above.

Prior to exercising redemption rights, stockholders should verify the market price of Common Stock as they may receive higher proceeds from the sale of their Common Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in Common Stock when you wish to sell your shares.

If you exercise your redemption rights, your shares of Common Stock will cease to be outstanding immediately prior to the Business Combination and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Combined Company, if any. You will be entitled to receive cash for these shares only if you properly and timely demand redemption.

If the Business Combination is not approved or completed for any reason, then Public Stockholders who elected to exercise their redemption rights will not be entitled to redeem their shares. In such case, Bannix will promptly return any Public Shares previously delivered by the Public Stockholders.

Underwriting Fees as a Percentage of IPO Proceeds Net of Redemptions

	No Additional Redemptions(2)	Net Tangible Asset Scenario(3)
IPO underwriting fees(1)	$225.000	$225,000
IPO proceeds net of redemptions	$32,010,195	$22,381,590
Underwriting fees as a percentage of IPO proceeds net of redemptions	0.7%	1.0%

(0)	(1) IPO underwriting fees expected to comprise (a) $[*], which was paid at the time our Initial Public Offering was consummated, and (b) $[*] of deferred underwriting fees.

(2) This scenario assumes that no Public Shares are redeemed.

73

(3) Assumes that 884,230 Public Shares are redeemed for aggregate redemption payments of approximately $9.6 million assuming a $10.89 per share redemption price and based on funds in the Trust Account as of January 16, 2024. The net tangible asset scenario reflects the maximum number of Bannix Public Shares that can be redeemed without violating the conditions of the Business Combination Agreement or the requirement of Bannix’s Existing Organizational Documents that Bannix cannot redeem Public Shares if it would result in Bannix having a minimum net tangible asset value of less than $5,000,001 after giving effect to the payments to redeeming shareholders. This scenario is included in this proxy statement for illustrative purposes only.

Dissenter Rights

Bannix stockholders do not have dissenter rights in connection with the Business Combination or the other Proposals.

Potential Purchases of Shares

In connection with the stockholder vote to approve the proposed Business Combination, the Sponsor, directors, officers or advisors or their respective affiliates may privately negotiate transactions to purchase Bannix Common Stock from stockholders who would have otherwise elected to have their shares redeemed in conjunction with a proxy solicitation pursuant to the proxy rules for a per-share pro rata portion of the Trust Account. None of Bannix’s Sponsor, directors, officers or advisors or their respective affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. Such a purchase would include a contractual acknowledgement that such stockholder, although still the record holder of Bannix Common Stock, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights, and could include a contractual provision that directs such stockholder to vote such shares in a manner directed by the purchaser. In the event that the Sponsor, directors, officers or advisors or their affiliates purchase shares in privately negotiated transactions from Public Stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account.

Proxy Solicitation

Bannix is soliciting proxies on behalf of the Board. This solicitation is being made by mail but also may be made by telephone or in person. Bannix and its directors, officers and employees may also solicit proxies in person. Bannix will file with the SEC all scripts and other electronic communications that constitute proxy soliciting materials. Bannix will bear the cost of the solicitation.

Bannix will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. Bannix will reimburse them for their reasonable expenses.

Assistance

If you need assistance in completing your proxy card or have questions regarding the Special Meeting, please contact Continental at 917-262-2373 or by email at proxy@continentalstock.com.

PROPOSAL 1: THE BUSINESS COMBINlATION PROPOSAL

The discussion in this proxy statement of the Business Combination and the principal terms of the Business Combination Agreement is subject to, and is qualified in its entirety by reference to, the Business Combination Agreement. A copy of the Business Combination Agreement is attached as Annex A and the amendment thereto as Annex G to this proxy statement. Unless the context otherwise requires, all references in this subsection to “we,” “us” or “our” refer to Bannix prior to the consummation of the Business Combination.

Headquarters; Trading Symbols

After completion of the transactions contemplated by the Business Combination Agreement:

74

●	the corporate headquarters and principal executive offices of New Company will be located at EVIE’s current address in the United Kingdom: Unit 7 & 8, Riverside 2, Campbell Road, Stoke-on-Trent, ST4 4RJ, Staffordshire, United Kingdom; and

●	New Company common stock is expected to be traded on Nasdaq under the symbol “EVVE.”

Background to the Business Combination

Bannix is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The proposed Business Combination were the result of an extensive search for a potential transaction using the network and investing and operating experience of our management team and our Board. The terms of the Business Combination Agreement were the result of extensive negotiations between Bannix and Company. The following is a brief description of the background of these negotiations, the proposed Business Combination and related transactions.

On September 10, 2021, Bannix completed its Initial Public Offering of 6,900,000 units (the “Units”), each Unit consisting of one share of Bannix Common Stock, one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Common Stock for $11.50 per share and one right (“Right”), with each Right entitling the holder to 1/10 of one share of Common Stock, generating proceeds of $69,000,000 before underwriting discounts and expenses. Simultaneously with the closing of the Initial Public Offering, Bannix consummated the private placement (“Private Placement”) with one of the sponsors and anchor investors of 406,000 units (the “Private Units”), generating total proceeds of $3,835,000. Prior to the completion of the Initial Public Offering, neither Bannix, nor anyone on its behalf, had any substantive discussions, formal or otherwise, with any business combination target with respect to a potential business combination with Bannix.

Officers and directors of Bannix have substantial experience in evaluating the operating and financial merits of companies from a wide range of industries. While Bannix was not limited to pursue an acquisition opportunity in any business, industry or sector, Bannix focused on industries that complement our management team’s backgrounds, and capitalized on the ability of our management team to identify and acquire a business, focusing on the medical technology industry. See “Information About Bannix — Introduction — Our Management Team.” As described in our Registration Statement on Form S-1 at the time of our Initial Public Offering, Bannix’s Sponsor, management and their respective affiliates may from time to time be engaged in other business endeavors, including other blank check companies. However, prior to the entry into the Business Combination Agreement and the related agreements, none of Bannix’s Sponsor, management or their respective affiliates has participated in the management or operation of any other blank check company and none of Bannix’s Sponsor, management or their respective affiliates is participating in the management or operation of any other blank check company that is in the process of searching for a target company.

Bannix identified certain general, non-exclusive criteria and guidelines that it believed were important in evaluating prospective targets for Bannix’s initial business combination. Bannix broadly focused on target businesses that it believed (i) has a leading, growing or niche market position in an attractive underlying industry; (ii) has achieved or has the potential for significant long-term revenue or earnings growth through a combination of organic growth, synergistic add-on acquisitions, new product markets and geographies, increased production capacity, expense reduction and increased operating leverage; (iii) possesses significant competitive advantages via scientific or other differentiated technology protected by intellectual property in the markets in which it operates; (iv) has products with a clear path to commercialization, have been recently commercialized, or could benefit from our team’s operational expertise; (v) would benefit from the leadership and strategic vision of Bannix’s team; and (vi) would benefit from being a publicly owned company and can effectively utilize the broader access to capital markets to help achieve the company’s business strategy and capital structure needs. Bannix believed that it was important to look for investments that satisfied most, though not necessarily all, of these criteria.

Since the completion of its Initial Public Offering, Bannix considered numerous potential target businesses with the objective of consummating its initial business combination. Representatives of Bannix contacted and were contacted by numerous individuals and entities who presented ideas for business combination opportunities. During this search process, Bannix reviewed, and entered into preliminary discussions with respect to a number of acquisition opportunities other than Company.

75

Bannix’s management team employed a comprehensive and rigorous process to identify potential business combination targets. The process involved the following steps:

1.	Establish Investment Criteria: Bannix defined clear criteria for potential targets, focusing on companies in the healthcare and technology sectors with established business models, strong financial performance, experienced management teams, and operating in large, growing markets.

2.	Generate Target List: Based on the established criteria, Bannix’s management team compiled an initial list of over 33 potential targets. This list was drawn from industry sources, conferences, and networking opportunities.

3.	Initial Screening: Each potential target was subjected to an initial screening to assess their alignment with Bannix’s investment criteria. This screening considered factors such as industry, stage of development, market size, financial performance, and management team.

4.	Due Diligence: Bannix entered into non-disclosure agreements (NDAs) with approximately 12 potential targets that passed the initial screening. These NDAs allowed for in-depth due diligence, including thorough financial analysis, technological assessment, market analysis, commercial review, and operational evaluation.

In the process that led to identifying Company as an attractive investment opportunity, Bannix’s management team initially compiled over 33 potential business combination targets based on the general, non-exclusive criteria and guidelines described above. Of these 33 companies, Bannix entered into non-disclosure agreements with approximately 12 of such potential business combination targets (including Company – with regard to the Company, Bannix four directors out of six traveled to England to perform due diligence, where some directors travelled more than once), none of which included standstill provisions. Of these potential business combination targets, Bannix engaged in meaningful and detailed discussions, due diligence, and negotiations with 1 potential business combination targets (other than Company) or their representatives. During the process described in this section, the Board was updated at various points regarding the process and provided direction to Bannix’s management. Bannix’s management also engaged the services of such advisors as it deemed advisable in connection with its discussions, due diligence and negotiations with such potential business combination targets.

76

From the 12 companies with which Bannix conducted due diligence, one other prospect was selected for meaningful discussions and negotiations. The selection was based on a comprehensive evaluation of the following factors:

●	Product Fit: The prospect’s core products aligned with Bannix’s investment strategy and offered synergy and potential growth opportunities. The products were considered innovative, well-developed, and with a clear path to market.

●	Management Strength: The prospect’s management team demonstrated a proven track record of success in the healthcare or technology industry. They exhibited a deep understanding of the market, strong leadership skills, and a clear vision for the company’s future.

●	Market Potential: The prospect operated in a large and growing market with favorable competitive dynamics. The market was characterized by strong demand, limited competition, and technological advancements.

●	Financial Viability: The prospect exhibited strong financial performance, with a clear path to profitability and sustainable growth. They had a solid track record of revenue growth, positive cash flow, and a manageable debt level.

From January 2, 2023 to June 2023, the Bannix management team engaged in varying levels of further due diligence, evaluation and analysis and discussions with these 33 potential business combination targets. This additional due diligence, evaluation and analysis included trips to examine the potential targets business (two of Bannix directors travelled to Canada for due diligence for one of the targets, on top of travelling within the USA for other potential targets) access to materials in online data rooms and additional presentations and discussions with these potential business combination targets’ management and included, in addition to the general business and financial due diligence described in this section, as applicable with respect to each potential business combination target:

●	a review and evaluation of certain financial and operating information of each business combination target;

●	technological analyses with assessment of product development, commercial, regulatory and revenue generation success factors of each business combination target;

●	review of market factors such as size (total addressable market), growth opportunity, competition, and development trends of each business combination target;

●	commercial review of each business combination target, including, where relevant, interviews with key opinion leaders, customers, competitors and industry experts;

●	financial evaluation including analysis of historical results and modeling of various scenarios; and

●	review and evaluation of operations including R&D, manufacturing, sales, and distribution.

Bannix did not pursue further a potential transaction with any of these 32 other potential business combination targets for a variety of factors, including that the core products of these potential business combination targets were at too early a stage of development, the Bannix management team lacked conviction in the product(s) of these potential business combination targets and/or the market(s) identified by these potential business combination targets were either too small or highly competitive, Bannix’s assessment of the target company’s public market readiness or its ability to execute its business plan, the long-term viability of the target business or its industry, an inability to reach an agreement on valuation, the fact that fundraising was recently completed and capital requirements were below the amount desired to be invested by Bannix or the fact that the potential business combination target determined to pursue alternative financing transactions in the private market. More specifically, Bannix decided not to pursue transactions with the other 32 potential targets due to various reasons, including:

●	Early-Stage Development: Some targets’ core products were at an early stage of development, posing higher risks and uncertainties. Bannix sought companies with proven products and/or established market positions.

●	Product Uncertainty: Bannix lacked conviction in the marketability or viability of the products or services offered by some potential targets. They sought companies with innovative, differentiated products that addressed clear market needs.

●	Market Challenges: Some targets operated in highly competitive or fragmented markets, limiting their growth potential. Bannix preferred companies operating in attractive markets with favorable competitive dynamics.

●	Valuation Disagreements: Bannix was unable to reach mutually agreeable valuations with certain potential targets. Valuation differences could arise due to differing assessments of the companies’ future prospects or market conditions.

●	Fundraising Sufficiency: Some targets had recently completed fundraising rounds, rendering Bannix’s investment unnecessary. Bannix focused on companies seeking additional capital to support their growth plans.

●	Alternative Financing Options: Some targets pursued alternative financing options, such as private equity investments, making a Bannix-led transaction less attractive. Bannix prioritized companies seeking a strategic partner with industry expertise and access to resources.

On December 23, 2022, Doug Davis (CEO of Bannix) and Steven Lake (CEO of EVIE) had their first video conference. Also in attendance were Dan Hayes, Evie CRO; Carl Owen, Evie CTO; Craig Marshak, Bannix Director; Ari Thoroddsson, Evie CFO; and Mo Jacob, Bannix Advisor. For the period from May 30, 2023 through August 31, 2023, Mr. Davis and Mr. Lake, along with various EVIE executives and advisors, held an additional 10 video conferences. July 23, 2023 through September 2023, Mr. Davis and Mr. Lake and Ari Thoroddsson, CFO of EVIE, has a weekly Thursday video conference call. Further, Mr. Davis, Mr. Thoroddsson, representatives from Calabrese Consulting and representatives from RBSM LLP held weekly Tuesday and Friday video calls addressing accounting issues during the period from July 2023 through August 2023. Finally, from July 2023 through September 4, 2023, Mr. Davis, Mr. Thoroddsson and a representative from Calabrese Consulting held weekly status calls.

77

Independent Director Oversight

In connection with the Business Combination, our independent directors, Ambassador Ned L. Siegal, Jamal “Jamie” Khurshid and Eric T. Shuss, took an active role in evaluating the proposed terms of the Business Combination, including the Business Combination Agreement, the Ancillary Documents and the amendments to our Current Charter to take effect upon the completion of the Business Combination. As part of their evaluation of the Business Combination, our independent directors Ambassador Ned L. Siegal, Jamal “Jamie” Khurshid travelled to England to perform due diligence (in addition to two other non independent directors), all were aware of the potential conflicts of interest with our Sponsor and its affiliates that could arise with regard to the proposed terms of the Business Combination Agreement and described in this proxy statement. See the section entitled “Bannix Management’s Discussion and Analysis of Financial Condition and Results of Operations — Executive Officers of Bannix — Conflicts of Interests.” Each of our independent directors is a party to an independent director transaction bonus agreement, which provide for payments to such independent directors that are contingent on Bannix’s consummation of an initial business combination and which may be affected by the Business Combination. Our independent directors reviewed and considered these interests during the negotiation of the Business Combination and in evaluating and approving, as a member of the Board, the Business Combination Agreement and the transactions contemplated therein. Our independent directors did not retain an unaffiliated representative to act solely on behalf of Bannix’s unaffiliated Public Stockholders for purposes of negotiating the terms of the Business Combination or preparing a report concerning the fairness of the Business Combination.

Certain Engagements in Connection with the Business Combination

On October 24, 2022, Bannix entered into a contingent non-exclusive consulting agreement with ClearThink Capital LLC (“ClearThink”) that was amended and finalize on August 24, 2023. Craig Marshak, a member of the Board of Directors of Bannix is a managing director and a controlling person of ClearThink. Pursuant to the consulting agreement, ClearThink will act as non-exclusive transactional and strategic capital markets advisor to Bannix with respect to Bannix’s contemplated initial business combination. The consulting agreement provides that ClearThink will establish and/or manage an electronic data room to be populated by Bannix for due diligence purposes, provide introductions and presentations to potential target companies to serve as possible parties to a transaction with Bannix, provide introductions to firms conducting equity research potentially to provide research coverage following the closing of the Business Combination, assist counsel with the finalization of filings required by the United States Securities and Exchange Commission, provision of risk analysis, due diligence support, and related analysis services with any transaction, review and analysis of the capitalization and capital structure of any transaction and the provision of recommendations relating thereto and assistance with any transaction. All ClearThink services are being handled by Mr. Robert Brown. Mr. Marshak does not provide any services to Bannix on behalf of ClearThink. ClearThink will be provided a fee simultaneously with the initial closing of the Transaction in cash in the amount of $1,200,000 and $10,000,000 in market value of securities, which securities shall not be issued any earlier than six months post-transaction closing and not any later than eleven months post transaction closing, where each date of issuance is determined by the board of directors of Bannix, provided, however, that the effective price per share for the shares so issued shall not exceed the VWAP for the 30 days preceding the date of issuance, and ClearThink shall have a 4.99% beneficial ownership blocker, unless waived by ClearThink upon 61 days prior notice to Bannix, which may increased to 9.99%. Consequently, due to the compensation payable to ClearThink at closing of the Business Combination, Mr. Marshak may be considered to have a a conflict of interest in determining whether the terms, conditions and timing of the Business Combination are appropriate and in Bannix’s public shareholders’ best interest.

Bannix Board’s Reasons for the Approval of the Business Combination

On June 23, 2023, the Board (i) approved the Business Combination Agreement and related transaction agreements and the transactions contemplated thereby, (ii) determined that the Business Combination is fair to and in the best interests of Bannix and its stockholders, and (iii) recommended that Bannix’s stockholders approve and adopt the Business Combination. In evaluating the Business Combination and making these determinations and this recommendation, the Bannix Board consulted with Bannix’s management and advisors and considered a number of factors.

The Board and the Bannix management considered the general criteria and guidelines that Bannix believed would be important in evaluating prospective target businesses as described in the for Bannix’s Initial Public Offering. The Bannix Board also considered that Bannix could enter into a business combination with a target business that does not meet those criteria and guidelines. In the prospectus for its Initial Public Offering, Bannix stated that it intended to seek to acquire one or more businesses that Bannix believes (i) has a leading, growing or niche market position in an attractive underlying industry; (ii) has achieved or has the potential for significant long-term revenue or earnings growth through a combination of

78

organic growth, synergistic add-on acquisitions, new product markets and geographies, increased production capacity, expense reduction and increased operating leverage; (iii) possesses significant competitive advantages via scientific or other differentiated technology protected by intellectual property in the markets in which it operates; (iv) has products with a clear path to commercialization, have been recently commercialized, or could benefit from our team’s operational expertise; (v) would benefit from the leadership and strategic vision of Bannix’s team; and (vi) would benefit from being a publicly owned company and can effectively utilize the broader access to capital markets to help achieve the company’s business strategy and capital structure needs.

In considering the Business Combination, the Board determined that the Business Combination was an attractive business opportunity that generally met these criteria and guidelines taken as a whole, although not weighted or in any order of significance. In addition, the Board reviewed various industry and scientific data, including, but not limited to, Company’s existing business model and Company’s product candidates and development pipeline, and reviewed the results of the management’s due diligence review of Company, which took place over a period of more than 6 months beginning in April 19, 2023. 2023 and continuing through the signing of the Business Combination on June 23, 2023, including travelling overseas to do physical due diligence, meetings and weekly calls with Company’s management team, review of Company’s material contracts, intellectual property matters, labor matters, litigation history, waivers of certain noteholder agreements, operations, financing and accounting due diligence, engaging and consulting advisors, and other legal due diligence with assistance from Bannix’s legal counsel, including special tax and intellectual property counsel, before determining that the Business Combination was in the best interests of Bannix and its stockholders.

The Board considered a wide variety of factors in connection with its evaluation of the Business Combination. In light of the complexity of those factors, the Board did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it took into account in reaching its decision. Individual members of the Board may have given different weight to different factors.

The Bannix Board considered a number of factors pertaining to the Transaction as generally supporting its decision to enter into the Business Combination Agreement and the related agreements and the transactions contemplated thereby, including but not limited to, the following material factors:

●	Reasonableness of Aggregate Consideration. Following a review of the financial data provided to Bannix, including certain unaudited prospective financial information, Bannix’s due diligence review of Evie’s business, the Bannix Board considered the aggregate consideration to be paid and determined that the aggregate consideration was reasonable in light of such data, financial information and current market conditions. The Bannix Board noted that public markets have recently assigned premium values to companies associated with the adoption of electric vehicles and that have demonstrated a commitment to environmental, social and corporate governance initiatives.

●	Superior Technology Provides Opportunities for Growth. Bannix management and the Bannix Board believe that Evie is a market disruptor in an attractive and growing industry, has innovative technology (as of the time of combination, Evie will own or have prepared to apply for nine global patents and has plans for at least another four patent applications post-business combination. Further, as a result of the Apollo acquisition, from Tokenize, an additional six patent applications with the USPTO will be added that provide for better radar capability for autonomous vehicles. Evie’s plans to sell not only complete Autonomous Electric Vehicles (AEVs), but also the branded “Cavonix” AEV control system, which other electric vehicle manufacturers can integrate into their vehicles to make them autonomous. Evie’s technology is also ahead of the market in Bannix’ opinion; companies like Tesla, etc. have “Level 3” of 5 Levels of autonomous capability, which requires that a human be in the driving compartment, while Evie’s technology permits operation of an autonomous vehicle at “Level 4”, i.e., without a human in the vehicle. This gives Evie strong growth prospects within the electric vehicle sector and adjacent target markets.

79

●	Business and Financial Condition and Prospects. After conducting extensive due diligence, the Bannix Board and Bannix management had a better understanding of Evie’s business, financial condition, management team and future growth prospects. The Bannix Board considered the results of the due diligence review of Evie’s business, including its innovative, validated technologies, its current in-house manufacturing capabilities and future outsourcing of same, its combination of direct to user sales and OEM sales models, robust product and opportunity pipeline, the untapped potential in AEV control solutions and technology licensing, its large addressable market (defined as all off-road AEV use cases, with a goal of becoming the market leader in that space, as opposed to the on-road passenger AEV market targeted by companies like Tesla, Google, Amazon, etc.),, as well as the Evie management team’s track record of bringing electric vehicle technology products to market. The Bannix Board considered how these factors will enhance Evie’s ability to scale effectively and to execute upon and achieve its business plan.

●	Experienced, Proven and Committed Management Team with a Track Record of Operational Excellence. The Bannix Board considered the fact that the post-combination company will be led by the Chief Executive Officer and senior management team of Evie, which, with backgrounds in the automotive, electric vehicle and technology industries, have a proven track record of operational excellence, growth and ongoing capabilities for innovation, including experience in bringing to market the current leading AEV technology and systems. The Bannix Board also considered Evie’s experience designing, engineering and building AEV parts and systems using its own innovative, validated technologies and its in-house development capabilities through its platform branded “CavLab”.

●	Commitment of Evie’s Owners. The Bannix Board considered the fact that Steve Lake and other current shareholders of Evie are not selling any of their current shareholdings of Evie in connection with the Transaction, and as such, will continue to own more than a majority of the post-combination company on a pro forma basis, which the Bannix Board believed reflects such shareholders’ belief in and commitment to the continued growth prospects of Evie going forward.

●	Evie Being an Attractive Target. The Bannix Board considered the fact that, among other attractive characteristics and as assessed by Bannix’s advisors, Evie (i) has differentiated and proprietary technology in the AEV industry (ii) has a unique product offering given its positioning in the off-road AEV market, including its operational pod system at Heathrow Airport in the UK (iii) has a strong existing management team, (iv) has significant growth opportunities and (vi) would benefit from the consummation of the Transactions by obtaining access to capital to fund its business plan in the near term, thereby reducing financing risk, and by putting it in a position to access the public capital markets in the future.

●	Evie’s Commitment to U.S. Jobs. The Bannix Board considered the fact that, given Evie’s potential and the size of the AEV market in the U.S., Evie would likely be in a position to create many new technology and manufacturing jobs in the U.S.

●	Other Alternatives. Bannix has evaluated a number of businesses (30+) but has been most impressed by the Evie business. The Bannix Board believes that, based upon the Transaction terms, the Transactions create the best available opportunity to maximize value for Bannix stockholders.

●	Terms of the Merger Agreement and the Related Agreements. The Bannix Board considered the terms and conditions of the Merger Agreement and the related agreements and the transactions contemplated thereby, including the Merger, including each party’s representations, warranties and covenants, the conditions to each party’s obligation to consummate the transactions contemplated thereby and the termination provisions as well as the strong commitment by both Evie and Bannix to complete the Transactions.

●	Board of Directors of the Post-Combination Company. The Bannix Board considered that the initial board of directors of Evie Group would be comprised of Evie’s current CEO and directors nominated by Bannix and Steve Lake, as well as independent directors nominated by Evie.

●	Role of Independent Directors. The Bannix Board is comprised of 3 independent directors who are not affiliated with the Sponsor and its affiliates. In connection with the Transaction, our independent directors, Ambassador Ned L. Siegel (Ret.), Jamie Khurshid and Eric Shuss, took an active role in evaluating the proposed terms of the Transactions, including the Merger Agreement and the related agreements. Bannix’s independent directors evaluated and unanimously approved, as members of the Bannix Board, the Merger Agreement and the related agreements and the transactions contemplated thereby, including the Transactions.

The Bannix Board also considered a variety of uncertainties and risks and other potentially negative factors concerning the Transactions, including, but not limited to, the following:

80

●	Macroeconomic Risks. Macroeconomic uncertainty, including the potential impact of the COVID-19 pandemic and wars in Ukraine and Gaza, and the effects they could have on the combined company’s revenues.

●	Benefits May Not Be Achieved. The risk that the potential benefits of the Transactions may not be fully achieved or may not be achieved within the expected timeframe.

●	Potential for Delay of Product Launch. The risk that Evie’s next generation of AEV vehicles may not launch within the expected timeframe.

●	Regulatory Risks. The risks of changes in Evie’s regulatory environment, including changes to autonomous vehicle standards.

●	Liquidation. The risks and costs to Bannix if the business combination is not completed, including the risk of diverting management focus and resources from other business combination opportunities, which could result in Bannix being unable to effect a business combination within the completion window and force Bannix to liquidate.

●	Stockholder Vote. The risk that Bannix’s stockholders may object to and challenge the Transactions and take action that may prevent or delay the consummation of the Transactions, including to vote down the proposals at the special meeting or redeem their shares.

●	Closing Conditions. The fact that completion of the Transactions is conditioned on the satisfaction of certain closing conditions that are not within Bannix’s control.

●	Bannix Public Stockholders Holding a Minority Position in the Post-Combination Company. The risk that Bannix public stockholders will hold a minority position in the post-combination company (approximately 15%, assuming that no shares of Bannix’s Class A common stock are elected to be redeemed by Bannix stockholders and excluding the impact of the shares of Bannix’s Class A common stock underlying the warrants), which may reduce the influence that Bannix’s current stockholders have on the management of Bannix.

●	Litigation. The possibility of litigation challenging the Transactions or that an adverse judgment granting injunctive relief could enjoin or otherwise interfere with the consummation of the Transactions.

●	Fees and Expenses. The fees and expenses associated with completing the Transactions.

●	Other Risks. Various other risks associated with the business of Evie, as described in the section entitled “Risk Factors” appearing elsewhere in this proxy statement.

In assessing the fairness and valuation of EVIE and Tokenize, BNIX conducted a comprehensive analysis encompassing various quantitative methodologies. Recognizing the inherent risk associated with EVIE’s pre-revenue status and high $850 million valuation, the analysis focused on robust methods to ensure a well-founded valuation.

Bannix thoroughly reviewed and analyzed the Evie Economic Model, which utilized a discounted cash flow (DCF) projection methodology. This model forecasts EVIE’s potential financial performance until 2033, incorporating detailed assumptions:

●	Manpower: Staffing requirements and projected compensation for various positions.

●	Unit Cost: Breakdown of the bill of materials (BOM) for each EVIE Pod.

●	Sales: Projected Pod sales volume.

●	Post-Sales Revenue: Projected income from parts and service.

81

Based on these assumptions, the model estimated a net present value (NPV) of $3,440,895,818 with a 20% discount rate and a 198% internal rate of return (IRR).

While acknowledging EVIE’s unique position as a pre-revenue high-tech company, Bannix also reviewed relevant transactions to contextualize the valuation. This included:

●	KYCH’s acquisition of ZOOZ: This Israeli start-up, with only 100 installed units, was acquired for $100 million despite a $20 million market capitalization.

●	HCLTech’s acquisition of ASAP Group: This German autonomous driving technology provider, focused solely on engineering services, was acquired for $280 million.

●	Athena Consumer Acquisition Corp.’s acquisition of Next e.Go Mobile: This German company secured $75 million financing based on a $913 million valuation.

●	Knightscope, Inc.: This publicly traded company (ticker: KSCP) operates autonomous security robots and provides a benchmark for the broader autonomous vehicle market.

Leveraging the insights from the Evie Economic Model and comparable analyses, Bannix negotiated a valuation that balanced EVIE’s potential with the inherent risks.

●	Discount Rate Justification: Bannix argued for a discount on EVIE’s NPV, citing industry standards for bridge/IPO financing in the 20%-35% range. This reflects the uncertainties associated with pilot plant construction, product development, and market penetration.

●	Agreed Valuation: Ultimately, Bannix and EVIE agreed on a 75% discount from the NPV, resulting in a valuation of $850 million.

Beyond the aspects mentioned above, Bannix meticulously reviewed the following elements of the cash flow projections:

●	Sensitivity Analysis: Evaluating the impact of key variables, such as sales volume, unit cost, and discount rate, on the projected financial performance.

●	Scenario Planning: Considering different market scenarios and their potential impact on EVIE’s financial trajectory.

●	Operational Assumptions: Analyzing the underlying assumptions regarding production costs, operating expenses, and capital expenditures.

This comprehensive approach ensured a robust assessment of EVIE’s future cash flow potential and ultimately contributed to a fair and well-supported valuation.

By employing a multi-faceted quantitative analysis, Bannix carefully considered the risks and opportunities associated with EVIE’s pre-revenue status. The analysis leveraged the Evie Economic Model, comparable transactions, and a nuanced negotiation process to arrive at a valuation that reflects EVIE’s potential while safeguarding Bannix’s investment.

Extension Meeting

On February 6, 2023, Bannix filed a preliminary proxy statement with the SEC, seeking shareholder approval of the extension proposal. The purpose of seeking approval of the amendment to Bannix’s Current Charter is to allow Bannix more time to complete the Business Combination.

On March 8, 2023, Bannix held the extension meeting. At the extension meeting, the stockholders approved the extension proposal. On March 9, 2023, Bannix filed the certificate of amendment to the amended and restated certificate of incorporation to amend the date by which Bannix was required to consummate a business combination from March 13, 2023 to March 14, 2024.

82

Satisfaction of 80% Test

It is a requirement under our Current Charter and Nasdaq listing requirements that the business or assets acquired in our initial business combination have a fair market value equal to at least 80% of the balance of the funds in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the execution of a definitive agreement for our initial business combination. As of June 30, 2023, the balance of the Trust Account was approximately $31,310,191 (excluding $225,000 of deferred underwriting commissions and taxes payable on the income earned on the Trust Account) and 80% thereof represents approximately $25,048,153 Our Board has determined that the business or assets acquired in the Business Combination have a fair market value, as determined by the Board in good faith based upon the value of the consideration to be received by the Company Stockholders and Company Noteholders in the aggregate at the Closing and thereafter, meets the 80% Test.

Prospective Financial Information

Company does not prepare financial forecasts or projections in the ordinary course of its business.

Neither Company’s nor Bannix’s independent auditors, or any other independent accountants, have compiled, examined, or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information.

The inclusion of the prospective financial information in this proxy statement should not be regarded as an indication that Bannix, the Board or their respective affiliates, advisors or other representatives considered, or now considers, such prospective financial information necessarily to be predictive of actual future results or to support or fail to support your decision whether to vote for or against the Business Combination. The prospective financial information is not fact and is not necessarily indicative of future results, which may be materially different from the prospective financial information. We do not expect to refer back to the prospective financial information in our future periodic reports filed under the Exchange Act.

The prospective financial information reflects numerous estimates and assumptions with respect to general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to Company’s business, all of which are difficult to predict and many of which are beyond Company’s and Bannix’s control. The prospective financial information is a forward-looking statement that is inherently subject to significant uncertainties and contingencies, many of which are beyond Company’s and Bannix’s control. The various risks and uncertainties include those set forth in the “Risk Factors,” “Company Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Cautionary Note Regarding Forward-Looking Statements” sections of this proxy statement. As a result, there can be no assurance that the prospective financial information will be realized or that actual results will not be significantly higher or lower than projected. Since the prospective financial information covers multiple years, such information by its nature becomes less reliable with each successive year. The prospective financial information is subjective in many respects and thus is susceptible to multiple interpretations.

Furthermore, the prospective financial information does not take into account any circumstances or events occurring after the date it was prepared. Nonetheless, the prospective financial information is provided in this proxy statement because they were made available to Bannix and the Board in connection with their review of the proposed transaction.

EXCEPT TO THE EXTENT REQUIRED BY APPLICABLE FEDERAL SECURITIES LAWS, BY INCLUDING IN THIS PROXY STATEMENT CERTAIN PROSPECTIVE FINANCIAL INFORMATION, BANNIX UNDERTAKES NO OBLIGATIONS AND EXPRESSLY DISCLAIMS ANY RESPONSIBILITY TO UPDATE OR REVISE, OR PUBLICLY DISCLOSE ANY UPDATE OR REVISION TO, THE PROSPECTIVE FINANCIAL INFORMATION TO REFLECT CIRCUMSTANCES OR EVENTS, INCLUDING UNANTICIPATED EVENTS, THAT MAY HAVE OCCURRED OR THAT MAY OCCUR AFTER THE PREPARATION OF THE PROSPECTIVE FINANCIAL INFORMATION, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING THE PROSPECTIVE FINANCIAL INFORMATION ARE SHOWN TO BE IN ERROR OR CHANGE.

During the initial two years of projections, 2024 and 2025, the Company’s revenue forecast is based primarily on sales of the EVIE technology stack (EVIE’s OEM offerings). The Company has multiple letters of intent (LOIs) under negotiation that it expects to close in the near future that will lead to income through grants or advance payments, but has chosen not to forecast income based on these LOIs. A typical pilot will generate a minimum of $300,000 of revenue for the Company. EVIE anticipates that 18 months will be required to produce the next version of its pod, EVIE Pod 2.0. This process will include the creation and testing of prototypes, production design and selection of OEM partners for the actual production. During the product development period EVIE forecasts losses of just under $14 million. Fulfilment of LOIs will however coincide with the end of the product development period when the Company forecasts an increase in sales. The Company also anticipates the development of the market for autonomous vehicles as projects that have been under development come to fruition. In EVIE’s first cash positive year, the Company forecasts pod sales of $29 million and autonomy stack sales of $22 million. This represents 318 units at $91.8 thousand per unit and 622 units at $36 thousand per unit respectively. These numbers are believed by EVIE’s management to be extremely achievable given the size of the addressable market and existing LOIs with customers. Below are financial projections pertaining to the Company’s income statement.

Profit & Loss Forecast	2024	2025	2026	2027	2028
EVIEAutonomous	$955,163	$8,488,488	$29,206,597	$202,718,834	$736,573,728
Cavonix	$1,165,750	$5,559,525	$22,474,000	$91,809,775	$710,442,875
Total Revenues	$2,120,913	$14,048.013	$51,680,597	$294,528,609	$1,447,016,603
EVIE Autonomous	$740,746	$6,287,692	$21,447,809	$155,793.282	$545,543,299
Cavonix	$610,166	$2,546,069	$10,396,025	$44,085,531	$246,241,525
Total Direct Costs	$1,350,933	$8,833,761	$31,843,834	$199,878,813	$791,784,824

Operating Income	$769,979	$5,214,251	$19,836,762	$94,649,795	$655,231,778
EVIE Autonomous	$6,427,508	$10,394,651	$11,759,515	$43,110,295	$117,517,359
Cavonix	$646.250	$695,000	$567,768	$2,214,031	$7,501,532
Total SG&A & R&D	$7,073,758	$11,089,651	$12,327,283	$45,324,326	$125,018,891

EBITDA	$-6,303,779	$-5,875,400	$7,509,479	$49,325,469	$530,212,887

83

To assist Bannix board with its due diligence, it hired on or about May 23, 2023 a legal team from England -- Crowell & Moring U.K. LLP. The due diligence among other things included review of: corporate documents, issuance of securities, material contracts and agreements, potential for litigation, employees and related parties, financial information, properties, taxation, insurance and liability, governmental regulations and filing, which include obtaining the consent of the UK government to this business combination (granted) and miscellaneous.

In addition, other than researching EVIE’s presentations, the Bannix board researched the electric vehicle (EV) industry by reviewing: (i) “The Future of Electric Vehicles: Opportunities and Challenges” by McKinsey & Company (2022), (ii) “Global EV Market Outlook 2022-2035” by IDTechEx (2022) and (iii) “Autonomous Vehicle Technology: Trends and Recent Advances” by Lux Research (2022).

Moreover, most of Bannix board members travelled to EVIE’s corporate office to meet and interview EVIE management team, including visiting their offices and getting their input on the EV industry.

Sources and Uses of Funds for the Business Combination

The following tables summarize the sources and uses for funding the Business Combination (i) assuming that no additional shares of Common Stock are redeemed in connection with the Business Combination and (ii) assuming maximum redemptions. For an illustration of the number of shares and percentage interests outstanding under each scenario see the section entitled “Unaudited Pro Forma Condensed Consolidated Combined Financial Information.”

No Additional Redemptions

Sources of Funds (in millions)		Uses (in millions)
Cash held in Trust Account(1)	$31,914,538	Common stock of Combined Company issued to Company Stockholders(2)	$850,000,000
Committed Financing(2)		Transaction and other costs(3)
Common stock of Combined Company issued to Company Stockholders(3)		Cash to Combined Company balance sheet
Total Sources	$31,914,538	Total Uses	$850,000,000

84

(1) As of November, , 2023, respective of the 3,960,387 Public Shares redeemed for aggregate redemption payments of approximately 41,077,189 a $10.37 per share redemption price) as part of the Special Meeting on March 8, 2023.

(2) Shares issued to Company Stockholders are at a deemed value of $10.00 per share. Assumes [*] shares of New Company common stock issued. See the section entitled “Unaudited Pro Forma Condensed Consolidated Combined Financial Information” for more details.

(3) Represents an estimated amount, inclusive of fees related to the Business Combination and related transactions.

Net Tangible Asset Scenario

Sources of Funds (in millions)		Uses (in millions)
Cash held in Trust Account(1) 0	$21,054,790	Common stock of Combined Company issued to Company Stockholders(2)	$850,000,000
		Transaction and other costs(3)
Common stock of Combined Company issued to Company Stockholders(3)		Cash to Combined Company balance sheet
Total Sources	$21,054,790	Total Uses	$850,000,000

(1) As of November, 30, 2023, respective of the 3,960,387 Public Shares redeemed for aggregate redemption payments of approximately $41,077,189 a $10.37 per share redemption price) as part of the Special Meeting on March 88, 2023.

(2) Shares issued to Company Stockholders are at a deemed value of $10.00 per share. Assumes 85,000,000 shares of New Company common stock issued. See the section entitled “Unaudited Pro Forma Condensed Consolidated Combined Financial Information” for more details.

(3) Represents an estimated amount, inclusive of fees related to the Business Combination and related transactions.

Summary of the Business Combination Agreement

This subsection of the proxy statement describes the material provisions of the Business Combination Agreement, but does not purport to describe all of the terms of the Business Combination

Agreement. The following summary is qualified in its entirety by reference to the complete text of the Business Combination Agreement, a copy of which is attached as Annex A and the amendment thereto as Annex G to this proxy statement. You are urged to read the Business Combination Agreement in its entirety because it is the primary legal document that governs the Business Combination.

85

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in part by the underlying disclosure schedules delivered by each of Bannix and Company to each other (the “disclosure schedules”), which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders, and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that the disclosure schedules contain information that is material to an investment decision. Additionally, the representations and warranties of the parties to the Business Combination Agreement may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this proxy statement. Accordingly, no person should rely on the representations and warranties in the Business Combination Agreement or the summaries thereof in this proxy statement as characterizations of the actual state of facts about Bannix, Merger Sub, the Sponsor, Company or any other matter.

Structure of the Business Combination

On June 23, 2023, Bannix Acquisition Corp., a Delaware corporation (“Bannix”), EVIE Autonomous Group Ltd, a private company formed under the Laws of England and Wales (the “Company”), and the shareholder of the Company (the “Company Shareholder”), entered into a Business Combination Agreement (the “Business Combination Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions precedent in the Business Combination Agreement, the following transactions will occur: the acquisition by Bannix of all of the issued and outstanding share capital of the Company from the Company Shareholder in exchange for the issuance of eighty-five million new shares of common stock of Bannix, $0.01 par value per share (the “Common Stock”), pursuant to which the Company will become a direct wholly owned subsidiary of Bannix (the “Share Acquisition”) and (b) the other transactions contemplated by the Business Combination Agreement and the Ancillary Documents referred to therein (collectively, the “Transactions”).

In connection with the Business Combination, certain related agreements have been, or will be entered into on or prior to the Closing, the Sponsor Support Agreement and the Company Stockholder Support Agreements. See “— Related Agreements” for more information.

Conditions to the Closing

Conditions to Each Party’s Obligations

The respective obligations of each party to the Business Combination Agreement to consummate the transactions contemplated by the Business Combination are subject to the satisfaction (or, if permitted by applicable law, waiver by the party for whose benefit such condition exists) of the following conditions:

●	no order or law issued by any court of competent jurisdiction or other governmental entity or other legal restraint or prohibition preventing the consummation of the closing of the Business Combination shall be in effect;

●	the Proxy Statement shall have become effective in accordance with the provisions of the Securities Act, no stop order shall have been issued by the SEC and shall remain in effect with respect to the Proxy Statement, and no proceeding seeking such a stop order shall have been threatened or initiated by the SEC and remain pending;

●	each of the Company Shareholder Resolutions shall have been passed by Company Shareholders holding at least the requisite number of issued and outstanding Equity Securities of the Company;

●	the Bannix Stockholder Approval shall have been obtained;

●	the Bannix’s initial listing application with Nasdaq in connection with the transactions shall have been conditionally approved and, immediately following Closing, Bannix shall satisfy any applicable initial and continuing listing requirements of Nasdaq, and Bannix shall not have received any notice of non-compliance therewith that has not been cured prior to, or would not be cured at or immediately following the Closing; and

●	after giving effect to the acquisition of EVIE (including the Bannix Stockholder Redemption), Bannix or the Company shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) immediately after the Closing.

86

Other Conditions to the Obligations of the Bannix Parties

Representations and Warranties

The parties to the Business Combination Agreement have agreed to customary representations and warranties for transactions of this type. In addition, the parties to the Business Combination Agreement agreed to be bound by certain customary covenants for transactions of this type, including, among others, covenants with respect to the conduct of Company, the Company and their respective subsidiaries during the period between execution of the Business Combination Agreement and Closing. The representations, warranties, agreements and covenants of the parties set forth in the Business Combination Agreement will terminate at Closing, except for those covenants and agreements that, by their terms, contemplate performance after Closing. Each of the parties to the Business Combination Agreement has agreed to use its reasonable best efforts to take or cause to be taken all actions and things necessary to consummate and expeditiously implement the Merger.

Material Adverse Effect

Under the Business Combination Agreement, certain representations and warranties of Company and the Bannix Parties are qualified in whole or in part by materiality thresholds. In addition, certain representations and warranties of Company and the Bannix Parties are qualified in whole or in part by certain “material adverse effect” standards for purposes of determining whether a breach of such representations and warranties has occurred (and for purposes of determining whether certain conditions to Closing have been satisfied, as discussed above in “— Conditions to Closing of the Business Combination”).

Pursuant to the Business Combination Agreement, a “Company Material Adverse Effect” means.

Pursuant to the Business Combination Agreement, a “Bannix Material Adverse Effect” means.

Covenants of the Parties

Covenants of Company

Company made certain covenants under the Business Combination Agreement, including, among others, the following:

Covenants of Bannix

Bannix made certain covenants under the Business Combination Agreement, including, among others, the following:

Mutual Covenants of the Parties

Board of Directors and Executive Officers

Following the Closing, it is expected that the New Company Board, will consist of five (5) directors, the composition of which will be determined by the shareholders.

Following the Closing, it is expected that the current executive officers of Company will become the executive officers of New Company.

87

Governing Law

The Business Combination Agreement is governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

Amendments

The Business Combination Agreement may be amended or modified only by a written agreement executed and delivered by (i) if prior to Closing, Bannix, Merger Sub and Company, and (ii) if after the Closing, Bannix and the Sponsor.

Related Agreements

Pursuant to the Business Combination Agreement, on August 7, 2023, Bannix, Instant Fame LLC, a Nevada limited liability company (the “Bannix Sponsor”), and the Company entered into the sponsor letter agreement (the “Sponsor Letter Agreement”), pursuant to which the Bannix Sponsor agreed to, among other things, support and vote in favor of the Business Combination Agreement and use its reasonable best efforts to take all other actions necessary to consummate the transactions contemplated thereby, on the terms and subject to the conditions set forth in the Sponsor Letter Agreement.

Further, on August 7, 2023, Bannix and Steven Lake, the majority shareholder of EVIE, entered into a transaction support agreement (the “Transaction Support Agreement”), pursuant to which Mr. Lake agree to, among other things, support and provide any necessary votes in favor of the Business Combination Agreement and ancillary agreements.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

This section describes the material U.S. federal income tax considerations relevant to (i) holders of Common Stock who elect to have their Common Stock redeemed for cash upon the Closing and (ii) the ownership and disposition of Common Stock and Warrants (together, “New Company Securities”) following the Business Combination. This discussion applies only to holders with respect to Common Stock and, after the completion of the Business Combination, New Company Securities, that hold such shares as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment).

This discussion is based on the Code, Treasury Regulations promulgated thereunder (whether final, temporary or proposed), judicial decisions, and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect the tax consequences discussed below. No rulings have been or will be sought from the IRS concerning the tax consequences of the Business Combination, the redemption or any other related matter. Accordingly, there can be no assurance that the IRS will not take a contrary position to the tax consequences discussed below or, if challenged, that any such contrary position would not be sustained by the courts.

The following discussion does not address the effects of other U.S. federal tax laws, such as estate and gift tax laws or net investment income tax, nor does it address any tax consequences arising under applicable state, local or non-U.S. tax laws.

This discussion does not address all U.S. federal income tax consequences relevant to a holder’s particular circumstances. In addition, it does not address consequences relevant to holders subject to special rules, including, without limitation:

●	banks, insurance companies, and certain other financial institutions;

●	regulated investment companies and real estate investment trusts;

88

●	brokers, dealers or traders in securities, commodities or currencies;

●	traders in securities that elect to mark to market;

●	tax-exempt organizations or governmental organizations;

●	persons subject to the alternative minimum tax; \

●	U.S. expatriates and former citizens or long-term residents of the United States;

●	persons subject to special tax accounting rules as a result of any item of gross income with respect to Common Stock or, following the Business Combination, New Company Securities, being taken into account in an applicable financial statement;

●	holders holding Common Stock or, following the Business Combination, New Company Securities as a position in a “straddle,” as part of a “synthetic security” or “hedge,” as part of a “conversion transaction,” or other integrated investment or risk reduction transaction;

●	controlled foreign corporations or passive foreign investment companies;

●	persons that actually or constructively own 5% or more by vote or value of the outstanding shares of Bannix or, following the Business Combination, New Company;

●	S corporations, partnerships or other entities or arrangements treated as partnerships or other flow- through entities for U.S. federal income tax purposes (and investors therein);

●	U.S. Holders having a “functional currency” other than the U.S. dollar;

●	persons who hold or received Common Stock pursuant to the exercise of any employee stock option, tax-qualified retirement plan or otherwise as compensation; and \

●	“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds.

For purposes of this discussion, a “U.S. Holder” is any beneficial owner of Common Stock or New Company Securities, as the case may be, that is for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation (or other entity that is classified as a corporation for U.S. federal income tax purposes) that is created or organized in or under the laws of (1) the United States or (2) any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust that (1) is subject to the primary supervision of a U.S. court and all substantial decisions of which are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Common Stock or, following the Business Combination, New Company Securities, the tax treatment of an owner of such entity will depend on the status of the owners, the activities of the entity and certain determinations made at the owner level. Accordingly, entities and arrangements treated as partnerships for U.S. federal income tax purposes and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them of the Business Combination or the exercise of redemption rights.

HOLDERS OF CLASS A COMMON STOCK OR, FOLLOWING THE BUSINESS COMBINATION, NEW COMPANY SECURITIES SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Material Tax Considerations Related to a Redemption of Common Stock

Treatment of Redemption of Common Stock

89

In the event that a holder’s Common Stock is redeemed pursuant to the exercise of its redemption right in connection with the shareholder vote regarding the Business Combination Proposal, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Common Stock under Section 302 of the Code. If the redemption qualifies as a sale of Common Stock, U.S. Holders will be treated as described below under “— Tax Consequences to U.S. Holders — Taxation of Redemption Treated as an Exchange of Common Stock” and Non-U.S. Holders (as defined below) will be treated as described below under “— Tax Consequences to Non-U.S. Holders — Taxation of Redemption Treated as an Exchange of Common Stock.” If the redemption does not qualify as a sale of Common Stock, U.S. Holders will be treated as receiving a corporate distribution with the tax consequences described below under “— Tax Consequences to U.S. Holders — Taxation of Redemption Treated as a Distribution” and Non-U.S. Holders will be subject to the tax consequences described below under “— Tax Consequences to Non-U.S. Holders — Taxation of Redemption Treated as a Distribution.” Whether a redemption qualifies for sale treatment will depend largely on the total number of shares of Common Stock treated as held by the holder (including any Common Stock constructively owned by the holder as a result of owning Warrants) relative to all of Bannix’s shares outstanding both before and after such redemption. The redemption of Common Stock generally will be treated as a sale of the Common Stock (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the holder, (ii) results in a “complete termination” of the holder’s interest in Bannix or (iii) is “not essentially equivalent to a dividend” with respect to the holder (collectively, the “302 tests”). These tests are explained more fully below.

In determining whether any of the 302 tests is satisfied, a holder takes into account not only Bannix shares actually owned by the holder, but also Bannix shares that are constructively owned by such holder under the relevant rules. A holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any shares the holder has a right to acquire by exercise of an option, which would generally include Common Stock which could be acquired pursuant to the exercise of the Warrants. In order to meet the substantially disproportionate test, the percentage of Bannix outstanding voting shares actually and constructively owned by the holder immediately following the redemption of Common Stock must, among other requirements, be less than 80% of the percentage of our outstanding voting shares actually and constructively owned by the holder immediately before the redemption. There will be a complete termination of a holder’s interest if either (i) all of the Bannix shares actually and constructively owned by the holder are redeemed or (ii) all of the Bannix shares actually owned by the holder are redeemed and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the holder does not constructively own any other Bannix shares. The redemption of Common Stock will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of the holder’s proportionate interest in Bannix. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest in Bannix will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A holder should consult with its own tax advisors as to the tax consequences of a redemption.

If none of the 302 tests are satisfied, then the redemption will be treated as a corporate distribution and the tax effects will be as described below under “— Tax Consequences to U.S. Holders — Taxation of Redemption Treated as a Distribution” and “— Tax Consequences to Non-U.S. Holders — Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Common Stock will be added to such holder’s adjusted tax basis in its remaining Bannix shares, or, if it has none, possibly to the U.S. Holder’s adjusted tax basis in its Warrants or other shares constructively owned by such U.S. Holder.

90

Tax Consequences to U.S. Holders

Taxation of Redemption Treated as an Exchange of Common Stock

If the redemption qualifies as an exchange of Common Stock as described above under “— Treatment of Redemption of Common Stock,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. Holder’s adjusted tax basis in the Common Stock. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Common Stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Common Stock may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. Holders will be eligible to be taxed at reduced rates under current law. The deductibility of capital lossescapital losses is subject to limitations.

Generally, the amount of gain or loss recognized by a U.S. Holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. Holder’s adjusted tax basis in its Common Stock so disposed of. A U.S. Holder’s adjusted tax basis in its Common Stock generally will equal the U.S. Holder’s adjusted cost less any prior distributions treated as a return of capital for U.S. federal income tax purposes.

Taxation of Redemption Treated as a Distribution

If the redemption does not qualify as an exchange of Common Stock, a U.S. Holder will generally be treated as receiving a distribution in respect of its Common Stock. Such a distribution generally will be includable in a U.S. Holder’s gross income as dividend income to the extent that such distributions are paid out of our current or accumulated earnings and profits as determined under U.S. federal income tax principles. Dividends will be taxable to a corporate U.S. Holder at regular rates and will generally be eligible for the dividends-received deduction if the requisite holding period is satisfied.

For non-corporate U.S. Holders, if the U.S. Holder satisfies certain holding period requirements and the U.S. Holder is not under an obligation to make related payments with respect to positions in substantially similar or related property, dividends are “qualified dividend income” taxed at the preferential applicable long-term capital gain rate.

It is unclear whether the redemption rights with respect to the Common Stock may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then non-corporate U.S. Holders may be subject to tax on such dividends at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income.

Distributions in excess of our current or accumulated earnings and profits generally will be applied against and reduce the U.S. Holder’s basis in its Common Stock (but not below zero) and, to the extent in excess of such basis, will be treated as gain from the sale or exchange of such Common Stock in the manner described above under “— Taxation of Redemption Treated as an Exchange of Common Stock.”

U.S. Information Reporting and Backup Withholding

Distributions with respect to the Common Stock to a U.S. Holder, whether or not such distributions qualify as dividends for U.S. federal income tax purposes, and proceeds from the sale, exchange or redemption of the Common Stock by a U.S. Holder generally are subject to information reporting to the IRS and possible U.S. backup withholding, unless the U.S. Holder is an exempt recipient. Backup withholding (currently at a 24% rate) may apply to such payments if a U.S. Holder fails to furnish a correct taxpayer identification number, fails to furnish a certification of exempt status or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn).

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and such holder may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

91

Tax Consequences to Non-U.S. Holders

For purposes of this discussion, a “non-U.S. Holder” is any beneficial owner of Common Stock or New Company Securities that is for U.S. federal income tax purposes:

●	a non-resident alien individual;

●	a foreign corporation; or

●	a foreign estate or trust.

Redemption of Common Stock

The characterization for U.S. federal income tax purposes of the redemption of a Non-U.S. Holder’s share of Common Stock pursuant to the redemption provisions described in the section of this proxy statement entitled “Special Meeting of Bannix Stockholders — Redemption Rights” generally will follow the U.S. federal income tax characterization of such a redemption as described above under “— Treatment of Redemption of Common Stock.”

Because the satisfaction of the 302 tests described above is dependent on matters of fact, withholding agents may presume, for withholding purposes, that all amounts paid to non-U.S. Holders in connection with a redemption are treated as distributions in respect of their shares. Accordingly, a Non-U.S. Holder should expect that a withholding agent will likely withhold U.S. federal income tax on the gross proceeds payable to a non-U.S. Holder pursuant to a redemption as described below under “— Tax Consequences to Non-U.S. Holders — Taxation of Redemption Treated as a Distribution.”

Taxation of Redemption Treated as an Exchange of Common Stock

A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of any gain realized upon the redemption of Common Stock unless:

●	the gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the non-U.S. Holder maintains a permanent establishment or fixed base maintained by the Non-U.S. Holder in the United States to which such gain is attributable);

●	the non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition and certain other requirements are met; or

●	Common Stock constitutes a U.S. real property interest (“USRPI”) by reason of Bannix’s status as a U.S. real property holding corporation (“USRPHC”) for U.S. federal income tax purposes, and certain other conditions are met.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular rates applicable to a U.S. Holder, unless an applicable tax treaty provides otherwise. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.

A Non-U.S. Holder described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such gain, which may be offset by U.S. source capital losses of the non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

With respect to the third bullet above, Bannix believes that it is not and has not been at any time since its formation, and does not expect to be immediately after the Business Combination is completed, a USRPHC.

Non-U.S. Holders should consult their tax advisors regarding potentially applicable income tax treaties that may provide for different rules.

92

Taxation of Redemption Treated as a Distribution

If the redemption does not qualify as an exchange of Common Stock, with respect to a non-U.S. Holder, such holder will generally be treated as receiving a distribution in respect of Common Stock. Such a distribution to the extent paid out of Bannix’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles) will constitute a dividend for U.S. federal income tax purposes. Amounts not treated as a dividend for U.S. federal income tax purposes will constitute a return of capital and be applied against and reduce a Non-U.S. Holder’s adjusted tax basis in its common stock, but not below zero, and thereafter as capital gain and will be treated as described above under “— Tax Consequences to Non-U.S. Holders — Taxation of Redemption Treated as an Exchange of Common Stock.”

Subject to the discussion below on effectively connected income and FATCA dividends paid to a Non-U.S. Holder of Common Stock will be subject to U.S. federal withholding tax at a rate of 30% of the gross amount of the dividends (or such lower rate specified by an applicable income tax treaty, provided the non-U.S. Holder furnishes a valid IRS Form W-8BEN or W-8BEN-E (or other applicable documentation) certifying qualification for the lower treaty rate). A Non-U.S. Holder that does not timely furnish the required documentation, but that qualifies for a reduced treaty rate, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS.

If dividends paid to a non-U.S. Holder are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the non-U.S. Holder maintains a permanent establishment or fixed base maintained by the Non-U.S. Holder in the United States to which such dividends are attributable), the Non-U.S. Holder will be exempt from the U.S. federal withholding tax described above. To claim the exemption, the non-U.S. Holder must furnish to the applicable withholding agent a valid IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States.

Any such effectively connected dividends will be subject to U.S. federal income tax on a net income basis at the regular rates. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected dividends, as adjusted for certain items. Non-U.S. Holders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.

Information Reporting and Backup Withholding

Payments of dividends on Common Stock will not be subject to backup withholding, provided the applicable withholding agent does not have actual knowledge or reason to know the holder is a United States person and the holder either certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN, W-8BEN-E or W-8ECI, or otherwise establishes an exemption. However, information returns are required to be filed with the IRS in connection with any dividends on Common Stock paid to the non-U.S. Holder, regardless of whether any tax was actually withheld. In addition, redemption proceeds that are treated as proceeds from a sale or other taxable disposition of Common Stock within the United States or conducted through certain U.S.-related brokers generally will not be subject to backup withholding or information reporting if the applicable withholding agent receives the certification described above and does not have actual knowledge or reason to know that such holder is a United States person, or the holder otherwise establishes an exemption. Redemption proceeds that are treated as proceeds from a disposition of Common Stock conducted through a non-U.S. office of a non-U.S. broker generally will not be subject to backup withholding or information reporting.

Copies of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the non-U.S. Holder resides or is established. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a Non-U.S. Holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

93

Material Tax Considerations Related to the Ownership and Disposition of New Company Securities Following the Business Combination

Tax Consequences to U.S. Holders

Taxation of Dividends and Other Distributions on Common Stock

If New Company makes a distribution of cash or other property to a U.S. Holder of Common Stock, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent the distribution is paid out of New Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Dividends will be taxable to a corporate U.S. Holder at regular rates and will generally be eligible for the dividends-received deduction if the requisite holding period is satisfied.

For non-corporate U.S. Holders, if the U.S. Holder satisfies certain holding period requirements and the U.S. Holder is not under an obligation to make related payments with respect to positions in substantially similar or related property, dividends are “qualified dividend income” taxed at the preferential applicable long-term capital gain rate. If the holding period requirements are not satisfied, then non-corporate U.S. Holders may be subject to tax on such dividends at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income.

Distributions in excess of our current or accumulated earnings and profits generally will be applied against and reduce the U.S. Holder’s basis in its Common Stock (but not below zero) and, to the extent in excess of such basis, will be treated as gain from the sale or exchange of such Common Stock in the manner described above under “— Taxation on the Disposition of New Company Securities.”

Taxation on the Disposition of New Company Securities

Upon a sale, exchange or other taxable disposition of New Company Securities (which, in general, would include a redemption of Warrants that is treated as a taxable exchange of such Warrants as described below under “Tax Consequences to U.S. Holders — Exercise, Lapse or Redemption of a Warrant”), a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. Holder’s adjusted tax basis in the New Company Securities. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the New Company Securities so disposed of exceeds one year. However, it is unclear whether the redemption rights with respect to the Common Stock that are effective prior to the Business Combination may prevent the holding period of Common Stock from commencing prior to the termination of such rights. Long-term capital gains recognized by non-corporate U.S. Holders will be eligible to be taxed at reduced rates under current law. The deductibility of capital losses is subject to limitations.

Generally, the amount of gain or loss recognized by a U.S. Holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. Holder’s adjusted tax basis in its New Company Securities so disposed of. A U.S. Holder’s adjusted tax basis in its New Company Securities generally will equal the U.S. Holder’s adjusted cost less any prior distributions treated as a return of capital for U.S. federal income tax purposes.

Exercise, Lapse, or Redemption of a Warrant

Except as discussed below with respect to the cashless exercise of a warrant, a U.S. Holder generally will not recognize taxable gain or loss as a result of the acquisition of Common Stock upon exercise of a Warrant for cash. The U.S. Holder’s tax basis in the shares of the Common Stock received upon exercise of the Warrants generally will be an amount equal to the sum of the U.S. Holder’s initial investment in the Warrants and the exercise price of such Warrants. For U.S. federal income tax purposes, it is unclear whether the U.S. Holder’s holding period for the Common Stock received upon exercise of the Warrants will begin on the date following the date of exercise or on the date of exercise of the Warrants; in either case, the holding period will not include the period during which the U.S. Holder held the Warrants. If a Warrant is allowed to lapse unexercised, a U.S. Holder generally will recognize a capital loss equal to such holder’s tax basis in the Warrant.

94

The tax consequences of a cashless exercise of a Warrant are not clear under current tax law. A cashless exercise may be tax-free, either because the exercise is not a realization event or because the exercise is treated as a recapitalization for U.S. federal income tax purposes. In either tax-free situation, a U.S. Holder’s tax basis in the Common Stock received would equal such holder’s basis in the Warrants. If the cashless exercise were treated as not being a realization event, it is unclear whether a U.S. Holder’s holding period in the Common Stock would be treated as commencing on the date following the date of exercise or on the date of exercise of the Warrant. If the cashless exercise were treated as a recapitalization, the holding period of the Common Stock would include the holding period of the Warrants exercised therefor.

It is also possible that a cashless exercise could be treated in part as a taxable exchange in which gain or loss would be recognized. In such event, a portion of the Warrants to be exercised on a cashless basis could, for U.S. federal income tax purposes, be deemed to have been surrendered in consideration for the exercise price of the remaining Warrants, which would be deemed to be exercised. For this purpose, a U.S. Holder would be deemed to have surrendered a number of Warrants having an aggregate value equal to the exercise price for the number of Warrants deemed exercised. The U.S. Holder would recognize capital gain or loss in an amount equal to the difference between the exercise price of the Warrants deemed exercised and such holder’s tax basis in the Warrants deemed surrendered. Such gain or loss would be long-term or short-term depending on the U.S. Holder’s holding period in the Warrants deemed surrendered. In this case, the U.S. Holder’s tax basis in the Common Stock received would equal the sum of its initial investment in the Warrants deemed exercised and the exercise price of such Warrants. It is unclear whether a U.S. Holder’s holding period for the Common Stock would commence on the date following the date of exercise or on the date of exercise of the Warrant; in either case, the holding period would not include the period during which the U.S. Holder held the Warrant. Due to the absence of authority on the U.S. federal income tax treatment of a cashless exercise, including when a U.S. Holder’s holding period would commence with respect to the Common Stock received, there can be no assurance as to which, if any, of the alternative tax consequences and holding periods described above would be adopted by the IRS or a court of law. Accordingly, U.S. Holders should consult their own tax advisors regarding the tax consequences of a cashless exercise.

Possible Constructive Distributions

The terms of each Warrant provide for an adjustment to the number of shares of Common Stock for which the Warrant may be exercised or to the exercise price of the Warrant on the occurrence of certain events. An adjustment which has the effect of preventing dilution generally is not a taxable event. U.S. Holders of the Warrants would, however, be treated as receiving a constructive distribution from New Company if, for example, the adjustment to the number of such shares or to such exercise price increases the Warrant holders’ proportionate interest in New Company’s assets or earnings and profits (e.g., through an increase in the number of shares of Common Stock that would be obtained upon exercise or through a decrease in the exercise price of the Warrants), including as a result of a distribution of cash or other property to the holders of shares of Common Stock which is taxable to such holders of such shares as a distribution. Any constructive distribution received by a U.S. Holder would be subject to tax in the same manner as if such U.S. Holder received a cash distribution from New Company equal to the fair market value of such increased interest resulting from the adjustment, and taxed as described above under “— Taxation of Dividends and Other Distributions on Common Stock.” Generally, a U.S. Holder’s adjusted tax basis in its Warrants would be increased to the extent any such constructive distribution is treated as a dividend.

U.S. Information Reporting and Backup Withholding

95

Distributions with respect to the Common Stock to a U.S. Holder (whether or not such distributions qualify as dividends for U.S. federal income tax purposes), constructive dividends deemed paid with respect to the Warrants and proceeds from the sale, exchange or redemption of the New Company Securities by a U.S. Holder generally are subject to information reporting to the IRS and possible U.S. backup withholding, unless the U.S. Holder is an exempt recipient. Backup withholding (currently at a 24% rate) may apply to such payments if a U.S. Holder fails to furnish a correct taxpayer identification number, fails to furnish a certification of exempt status or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn).

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and such holder may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Tax Consequences to Non-U.S. Holders

Taxation of Dividends and Other Distributions on Common Stock

Distributions (other than certain pro rata distributions of Common Stock) made to a non-U.S. Holder, to the extent paid out of New Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles) will constitute dividends for U.S. federal income tax purposes. Amounts not treated as a dividend for U.S. federal income tax purposes will constitute a return of capital and be applied against and reduce a Non-U.S. Holder’s adjusted tax basis in its common stock, but not below zero, and thereafter as capital gain and will be treated as described below under “— Tax Consequences to Non-U.S. Holders — Taxation on the Disposition of New Company Securities.”

Subject to the discussion below on effectively connected income and FATCA (as defined below), dividends paid to a Non-U.S. Holder of Common Stock will be subject to U.S. federal withholding tax at a rate of 30% of the gross amount of the dividends (or such lower rate specified by an applicable income tax treaty, provided the non-U.S. Holder furnishes a valid IRS Form W-8BEN or W-8BEN-E (or other applicable documentation) certifying qualification for the lower treaty rate). A Non-U.S. Holder that does not timely furnish the required documentation, but that qualifies for a reduced treaty rate, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS.

If dividends paid to a non-U.S. Holder are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the non-U.S. Holder maintains a permanent establishment or fixed base maintained by the Non-U.S. Holder in the United States to which such dividends are attributable), the Non-U.S. Holder will be exempt from the U.S. federal withholding tax described above. To claim the exemption, the non-U.S. Holder must furnish to the applicable withholding agent a valid IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States.

Any such effectively connected dividends will be subject to U.S. federal income tax on a net income basis at the regular rates. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected dividends, as adjusted for certain items. Non-U.S. Holders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.

Taxation on the Disposition of New Company Securities

A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of any gain realized upon the disposition of New Company Securities unless:

●	the gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the non-U.S. Holder maintains a permanent establishment or fixed base maintained by the Non-U.S. Holder in the United States to which such gain is attributable);

●	the non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition and certain other requirements are met; or

96

●	New Company Securities constitute a USRPI by reason of New Company’s status as a USRPHC for U.S. federal income tax purposes, and certain other conditions are met.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular rates applicable to a U.S. Holder, unless an applicable tax treaty provides otherwise. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.

A Non-U.S. Holder described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such gain, which may be offset by U.S. source capital losses of the non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

With respect to the third bullet above, New Company believes that it is not and has not been at any time since its formation, and does not expect to be immediately after the Business Combination is completed, a USRPHC.

Non-U.S. Holders should consult their tax advisors regarding potentially applicable income tax treaties that may provide for different rules.

Exercise, Lapse or Redemption of a Warrant

The U.S. federal income tax treatment of a Non-U.S. Holder’s exercise of a Warrant, or the lapse of a Warrant held by a Non-U.S. Holder, or the redemption of a Warrant held by a Non-U.S. Holder generally will correspond to the U.S. federal income tax treatment of the exercise, lapse or redemption of a Warrant by a U.S. Holder, as described above under “— Tax Consequences to U.S. Holders — Exercise, Lapse or Redemption of a Warrant,” although to the extent a cashless exercise or redemption of a Warrant results in a taxable exchange, the consequences would be similar to those described above under “— Tax Consequences to Non-U.S. Holders — Sale, Exchange or Other Taxable Disposition of our Common Stock and Warrants.” Information Reporting and Backup Withholding

Payments of dividends on New Company Securities will not be subject to backup withholding, provided the applicable withholding agent does not have actual knowledge or reason to know the holder is a United States person and the holder either certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN, W-8BEN-E or W-8ECI, or otherwise establishes an exemption. However, information returns are required to be filed with the IRS in connection with any dividends on New Company Securities paid to the non-U.S. Holder, regardless of whether any tax was actually withheld. In addition, redemption proceeds that are treated as proceeds from a sale or other taxable disposition of New Company Securities within the United States or conducted through certain U.S.-related brokers generally will not be subject to backup withholding or information reporting if the applicable withholding agent receives the certification described above and does not have actual knowledge or reason to know that such holder is a United States person, or the holder otherwise establishes an exemption. Proceeds from the sale, exchange or other taxable disposition of New Company Securities conducted through a non-U.S. office of a non-U.S. broker generally will not be subject to backup withholding or information reporting.

Copies of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the non-U.S. Holder resides or is established. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a Non-U.S. Holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

97

Foreign Account Tax Compliance Act

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), payments of dividends on and the gross proceeds of dispositions of common stock or warrants of a U.S. issuer paid to (i) a “foreign financial institution” (as specifically defined in the Code) or (ii) a “non-financial foreign entity” (as specifically defined in the Code) will be subject to a withholding tax (separate and apart from, but without duplication of, the withholding tax described above) at a rate of 30%, unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied or an exemption from these rules applies. Under proposed Treasury Regulations, the preamble to which states that taxpayers may rely on them until final Treasury Regulations are issued, this withholding tax will not apply to the gross proceeds from the sale or disposition of Common Stock or New Company Securities. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. If a dividend payment is both subject to withholding under FATCA and subject to the withholding tax discussed above, the withholding under FATCA may be credited against, and therefore reduce, such other withholding tax. U.S. Holders and Non-U.S. Holders should consult their tax advisors regarding the possible implications of this withholding tax on their Common Stock and New Company Securities.

Anticipated Accounting Treatment of the Business Combination

Notwithstanding the legal form of the Business Combination pursuant to the Business Combination Agreement, the Business Combination will be accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, Bannix will be treated as the acquired company for financial reporting purposes; whereas, Company will be treated as the accounting acquiror. In accordance with this accounting method, the Business Combination will be treated as the equivalent of Company issuing stock for the net assets of Bannix, accompanied by a recapitalization. The net assets of Bannix will be stated at historical cost, with no goodwill or other intangible assets recorded, and operations prior to the Business Combination will be those of Company. Company has been determined to be the accounting acquiror for purposes of the Business Combination based on an evaluation of the following facts and circumstances:

●	Company will control a majority of the governing body of New Company;

●	Company’s existing senior management team will comprise the senior management of the Combined Company; and

●	Company’s operations prior to the Business Combination will comprise the ongoing operations of New Company.

Public Warrants

The Public Warrants are identical to the Private Placement Warrants, except that, so long as the Private Placement Warrants are held by the Sponsor or its permitted transferees: (1) they (including the Common Stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the Business Combination; (2) they may be exercised by the holders on a cashless basis; and (3) they (including the Common Stock issuable upon exercise of these warrants) are entitled to registration rights.

Following the Closing, Company may redeem the Public Warrants prior to their exercise at a time that is disadvantageous to you. More specifically the Company will have the ability to redeem outstanding Public Warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per Public Warrant, provided that the closing price of the New Company common stock equals or exceeds $18.00 per share (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a warrant) for any 20 trading days within a 30 trading day period ending on the third trading day prior to the date on which the notice of redemption is sent to the warrant holders (which we refer to as the “Reference Value”), provided that certain other conditions are met.

98

Redemption of the outstanding Public Warrants could force holders (i) to exercise the public warrants and pay the exercise price therefor at a time when it may be disadvantageous to do so, (ii) to sell the public warrants at the then-current market price when the holder might otherwise wish to hold its warrants or (iii) to accept the nominal redemption price which, at the time the outstanding public warrants are called for redemption, is likely to be substantially less than the market value of the public warrants.

In the event that Company elects to redeem all of the redeemable warrants as described above, it will fix a date for the redemption. Notice of redemption will be mailed by first class mail, postage prepaid, by Company not less than 30 days prior to the redemption date to the registered holders of the public warrants to be redeemed at their last addresses as they appear on the registration books. Any notice mailed in the manner provided in the Warrant Agreement shall be conclusively presumed to have been duly given whether or not the registered holder received such notice. In addition, beneficial owners of the redeemable warrants will be notified of such redemption via Company’s posting of the redemption notice to DTC.

Regulatory Matters

The Business Combination is not subject to any additional federal or state regulatory requirement or approval, except for the filings with the State of Delaware necessary to effectuate the Business Combination and the filing of required notifications and the expiration or termination of the required waiting periods under the HSR Act.

Required Vote of Bannix Stockholders

The approval of the Business Combination Proposal will require the affirmative vote of the holders of a majority of the shares of Bannix Common Stock cast in respect of that Proposal and entitled to vote thereon at the Special Meeting, voting together as a single class. Additionally, the Business Combination will not be consummated if Bannix has less than $5,000,001 of net tangible assets after taking into account the redemption into cash of all Public Shares properly demanded to be redeemed by Public Stockholders.

The approval of the Business Combination Proposal is a condition to the consummation of the Business Combination. If the Business Combination Proposal is not approved, the other proposals (except the Adjournment Proposal, as described below) will not be presented to the stockholders for a vote.

At any time at or prior to the Proposed Transaction, subject to applicable securities laws (including with respect to material non-public information), the Sponsor, the Bannix Stockholders or our or their respective directors, officers, advisors or respective affiliates may (a) purchase Public Shares from institutional and other investors who vote, or indicate an intention to vote, against any of the Condition Precedent Proposals, or elect to redeem, or indicate an intention to redeem, Public Shares, (b) execute agreements to purchase such shares from such investors in the future, or (c) enter into transactions with such investors and others to provide them with incentives to acquire Public Shares, vote their Public Shares in favor of the Condition Precedent Proposals or not redeem their Public Shares. In the event that the Sponsor, or our or its directors, officers, advisors or affiliates purchase shares or warrants in privately negotiated transactions from Public Stockholders, such shares and warrants that are purchased by the Sponsor, or its directors, officers, advisors or affiliates would not be voted in favor of the Business Combination Proposal. Such a purchase may include a contractual acknowledgement that such shareholder, although still the record holder of Bannix Common Stock, is no longer the beneficial owner thereof and therefore agrees not to exercise its Redemption Rights. In the event that the Sponsor, the Bannix Stockholders or our or their respective directors, officers, advisors, or respective affiliates purchase shares in privately negotiated transactions from Public Stockholders who have already elected to exercise their Redemption Rights, such selling shareholders would be required to revoke their prior elections to redeem their Public Shares. The purpose of such share purchases and other transactions would be to increase the likelihood of (a) satisfaction of the requirement that holders of a majority of the Bannix Common Stock, represented in person or by proxy and entitled to vote at the Special Meeting, vote in favor of the Business Combination Proposal, the Charter Amendment Proposal, the Advisory Charter Amendment Proposals, the Stock Issuance Proposal, the Director Election Proposal, and the Adjournment Proposal, (b) otherwise limiting the number of Public Shares electing to redeem and (c) Bannix’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) being at least $5,000,001. See “Risk Factors — Certain insiders may elect to purchase shares or warrants prior to the consummation of the Business Combination, which may influence the vote on the Business Combination.” for additional information related to the risk of voting repurchased shares.

99

Interests of the Sponsor and Bannix’s Directors and Officers in the Business Combination

In considering the recommendation of the Board to vote in favor of approval of the Business Combination Proposal, the Charter Amendment Proposal and the other Proposals, Bannix stockholders should keep in mind that the Sponsor (which is affiliated with certain of Bannix’s officers and directors) and Bannix’s officers and directors have interests in such Proposals that are different from, or in addition to, your interests as a Bannix stockholder. These interests include, among other things:

●	If the Business Combination with Company or another business combination is not consummated by March 14, 2024 (as approved by the stockholders at the extension meeting held on March 8, 2023 and as may be further amended), Bannix will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of its remaining stockholders and its Board, dissolving and liquidating. In such event, (i) the 1,950,000 Founder Shares held by the Sponsor, which were acquired by the Sponsor for a purchase price of approximately $1,119,375 per share, or $0.574 in the aggregate, prior to the Initial Public Offering, and (ii) 225,000 Private Placement Units purchased by the Sponsor for a purchase price of $0.64 per Unit, or $14,375 in the aggregate, in the Concurrent Private Placement, would be worthless because the holders are not entitled to participate in any redemption or distribution from the Trust Account with respect to such securities. Such securities had an aggregate market value of approximately $* million based upon the closing price of $* per share of Common Stock on Nasdaq on the Record Date.

●	The fact that given the differential in the purchase price that the Sponsor paid for the Founder Shares, as compared to the price of the Public Shares sold in the Initial Public Offering and the shares of Common Stock that the Sponsor will receive upon conversion of the Founder Shares in connection with the Business Combination, the Sponsor may earn a positive rate of return on its investment even if the New Company common stock trades below the price initially paid for the Public Shares in the Initial Public Offering and the Public Stockholders experience a negative rate of return following the completion of the Business Combination.

●	If Bannix is unable to complete an initial business combination within the required time period, the Sponsor will be personally liable under certain circumstances described herein to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Bannix for services rendered or contracted for or products sold to Bannix. If Bannix consummates an initial business combination, on the other hand, Bannix will be liable for all such claims.

●	The Business Combination Agreement provides for the continued indemnification of Bannix’s current directors and officers and the continuation of directors’ and officers’ liability insurance covering Bannix’s current directors and officers from and after the Effective Time for a period of six years.

●	Certain of Bannix’s current directors and officers may be directors of New Company after the consummation of the Business Combination and as such, in the future, they may receive cash fees, stock options, stock awards or other remuneration that the New Company Board determines to pay to them and any other applicable compensation as described under section “Executive and Director Compensation — Director Compensation.” \None of Bannix’s officers or directors will be required to commit his or her full time to the affairs of New Company and, accordingly, may have conflicts of interest in allocating his or her time among various business activities.

●	In the course of their other business activities, Bannix’s officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to New Company as well as the other entities with which they are affiliated. Bannix’s management may have conflicts of interest in determining to which entity a particular business opportunity should be presented.

100

●	The Sponsor has agreed to waive its redemption rights with respect to the shares of Bannix Common Stock it holds in connection with the Business Combination. Additionally, the Sponsor agreed to waive its redemption rights with respect to any Founder Shares and Public Shares held by it if we fail to consummate our initial business combination within 24 months (or 30 months, if the extension proposal is approved by Bannix stockholders) after the closing of the Initial Public Offering. If Bannix does not complete an initial business combination within such applicable time period, the proceeds of the sale of the Private Placement Warrants held in the Trust Account will be used to fund the redemption of the Public Shares, and the Private Placement Warrants purchased in the Concurrent Private Placement will become worthless. The Private Placement Warrants purchased in the Concurrent Private Placement held by the Sponsor had an aggregate market value of approximately $* million based upon the closing price of $* per share of Common Stock on Nasdaq on the Record Date. Since the Sponsor and Bannix’s officers and directors may directly or indirectly own Bannix Common Stock following the Initial Public Offering, Bannix’s officers and directors may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate the initial business combination.

●	Bannix’s officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to such potential business combination.

●	The Sponsor may use the funds held by Bannix outside the trust account to pay for any expenses or liabilities of Bannix or otherwise distributing or paying over any funds held by Bannix outside the trust account to the Sponsor or any of its affiliates, in each case, prior to the Closing; provided, that prior to any distribution or payment of any funds to the Sponsor or any of its affiliates pursuant to the foregoing clause, Bannix shall cause any indebtedness of Bannix payable or owing to the Sponsor or any of its affiliates to be paid in full and discharged with no further liability or obligation of Bannix. Such amount held outside the trust account is currently $129,264 as of Juen 30, 2023. Pursuant to the Administrative Services Agreement, dated as of February 8, 2021, by and between Bannix and Sponsor, as expected to be amended in connection with closing (the “Administrative Services Agreement’’), the Sponsor has the right to receive fees in an amount of $5,000 per month for office space and secretarial and administrative services provided to Bannix which is payable monthly (or, if elected by Sponsor, payable for the ensuing three months in advance).

●	The Sponsor and Bannix’s officers or directors may have a conflict of interest with respect to evaluating a business combination and financing arrangements as Bannix may obtain loans from the Sponsor or an affiliate of the Sponsor or any of Bannix’s officers or directors to finance transaction costs in connection with an intended initial business combination. As of , 2023, no such loans are outstanding.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT BANNIX STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE BUSINESS COMBINATION PROPOSAL.

The existence of financial and personal interests of one or more of Bannix’s directors may result in a conflict of interest on the part of such director(s) between what he or they may believe is in the best interests of Bannix and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that stockholders vote for the Proposals. In addition, Bannix’s directors and officers have interests in the Business Combination that may conflict with your interests as a stockholder. See the section entitled “Proposal 1: The Business Combination Proposal — Interests of the Sponsor and Bannix’s Directors and Officers in the Business Combination” for a further discussion of these considerations.

101

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Introduction

The following unaudited pro forma condensed combined financial information presents the combination of financial information of Bannix and EVIE, adjusted to give effect to the Business Combination.

The following unaudited pro forma condensed combined balance sheet as of September 30, 2023, combines the historical unaudited balance sheet of EVIE as of September 30, 20232, with the historical unaudited balance sheet of Bannix as of September 30, 2023, giving pro forma effect to the Business Combination as if it had occurred as of September 30, 2023.

The following unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2023, combines the historical unaudited statement of operations of EVIE for the period from May 8, 2023 (Inception) to September 30, 2023, and the historical unaudited statement of operations of Bannix for the nine months ended September 30, 2023 on a pro forma, basis as if the Business Combination had occurred on January 1, 2022.

The following unaudited pro forma condensed combined statement of operations for the year ended December 31, 2022, presents the historical audited statement of operations of Bannix for the year ended December 31, 2022 on a pro forma, basis as if the Business Combination had occurred on January 1, 2022. EVIE was incorporated on May 8, 2023, therefore there is no historical statement of operations for the year ended December 31, 2022 for EVIE is included in the unaudited pro forma condensed combined statement of operations as of December 31, 2022.

The unaudited pro forma condensed combined balance sheet as of September 30, 2023, has been derived from:

●	The historical unaudited financial statements of Bannix as of September 30, 2023, and the related notes thereto included elsewhere in this proxy statement; and

●	the historical unaudited financial statements of EVIE as of September 30, 2023, and the related notes thereto included elsewhere in this proxy statement.

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2023, has been derived from:

●	The historical unaudited financial statements of Bannix for the nine months ended September 30, 2023, and the related notes thereto included elsewhere in this proxy statement; and

●	the historical unaudited financial statements of EVIE for the period from May 8, 2023 (Inception) to September 30, 2023, and the related notes thereto included elsewhere in this proxy statement.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2022, has been derived from:

●	The historical audited financial statements of Bannix for the year ended December 31, 2022, and the related notes thereto included elsewhere in this proxy statement; and

●	EVIE was incorporated on May 8, 2023, therefore there is no historical statement of operations for the year ended December 31, 2022 for EVIE included in the unaudited pro forma condensed combined statement of operations as of December 31, 2022.

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as in effect on the date of this proxy statement which incorporates Transaction Accounting Adjustments. EVIE and Bannix have elected not to present any estimates related to potential synergies and other transaction effects that are reasonably expected to occur or have already occurred and will only be presenting Transaction Accounting Adjustments in the unaudited pro forma condensed combined financial information.

102

This information should be read together with the financial statements and related notes, as applicable, of each of EVIE and Bannix included in this proxy statement and EVIE’s and Bannix’s “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included elsewhere in this proxy statement.

Description of the Transactions

Business Combination

On June 23, 2023, Bannix, EVIE and the shareholder of the Evie Group (“Evie Group Shareholder”), entered into a Business Combination Agreement (the “Business Combination Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions precedent in the Business Combination Agreement, the following transactions will occur: (a) the acquisition by Bannix of all of the issued and outstanding share capital of Evie Group from the Evie Group Shareholder in exchange for the issuance of eighty-five million new shares of common stock of Bannix, $0.01 par value per share (the “Common Stock”), pursuant to which Evie Group will become a direct wholly owned subsidiary of Bannix (the “Share Acquisition”) and (b) the other transactions contemplated by the Business Combination Agreement and the Ancillary Documents referred to therein (collectively, the “Transactions”).

For a description of the Business Combination and certain agreements executed in connection therewith, see “Summary of the Proxy Statement — The Business Combination” and “Certain Agreements Related to the Business Combination.”

Special Meeting Redemptions

In connection with the vote to approve to extend the date by which Bannix must consummate its initial business combination from March 14, 2023 to March 14, 2024, held by Bannix on March 8, 2023, Bannix’s public stockholders elected to redeem 3,960,387 shares of common stock at a redemption price of approximately $10.37201 per share (the “March Redemptions”), for an aggregate redemption amount of approximately $41.1 million.

Accounting for the Business Combination

The Business Combination will be accounted for as a reverse recapitalization, in accordance with U.S. GAAP. Under this method of accounting, Bannix will be treated as the “acquired” company for financial reporting purposes, and EVIE will be the accounting “acquirer” This determination was primarily based on the assumption that:

●	EVIE’s current shareholders will hold a majority of the voting power of Bannix post Business Combination;

●	EVIE’s operations will substantially comprise the ongoing operations of Bannix;

●	EVIE’s senior management will comprise the senior management of Bannix.

Another determining factor was that Bannix does not meet the definition of a “business” pursuant to ASC 805-10-55, and thus, for accounting purposes, the Business Combination will be accounted for as a reverse recapitalization, within the scope of ASC 805. The net assets of Bannix will be stated at historical cost, with no goodwill or other intangible assets recorded.

 Basis of Pro Forma Presentation

Bannix has elected to provide the unaudited pro forma condensed combined financial information under two different redemption scenarios of Bannix public shares into cash as more fully described below:

●	Scenario 1 — Assuming No Additional Redemptions: This presentation assumes that, after the redemptions of 3,960,387 shares of common stock of Bannix in March 2023 (the “March Redemptions”), no additional public stockholders of Bannix exercise redemption rights with respect to their Public Shares upon consummation of the Business Combination.

103

●	Scenario 2 — Net Tangible Asset Scenario: This presentation assumes that, after the March Redemptions, Bannix public stockholders holding 884,230 shares of Bannix shares of common stock will exercise their redemption rights for $9.6 million upon consummation of the Business Combination at a redemption price of approximately $10.81 per share. The net tangible asset scenario amount reflects the maximum number of Bannix Public Shares that can be redeemed without violating the conditions of the Business Combination Agreement or the requirement of Bannix’s Existing Organizational Documents that Bannix cannot redeem Public Shares if it would result in Bannix having a minimum net tangible asset value of less than $5,000,001 after giving effect to the payments to redeeming shareholders. This scenario includes all adjustments contained in the “no additional redemptions” scenario and presents additional adjustments to reflect the effect of the net tangible asset scenario.

The following table sets out share ownership of EVIE on a pro forma basis assuming the No Additional Redemption Scenario and the Net Tangible Asset Scenario:

	No Additional Redemptions		Net Tangible Asset Scenario
Pro Forma Ownership	Number of Shares	Percent Outstanding	Number of Shares	Percent Outstanding
EVIE stockholders	85,000,000	93.3%	85,000,000	94.2%
Bannix public stockholders (2)	3,629,613	4.0%	2,745,383	3.0%
Sponsor’s Founders Shares (1)	2,564,600	2.8%	2,564,600	2.8%
Total shares outstanding	91,194,213		90,309,983

(1)	Includes 406,000 Private Rights converted to 40,600 shares of common stock upon consummation of the Business Combination.

(2)	Includes 6,900,000 Public Rights converted to 690,000 shares of common stock upon consummation of the Business Combination.

The following unaudited pro forma condensed combined statement of financial position as of September 30, 2023, and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2023 and for the year ended December 31, 2022, are based on the historical financial statements of Bannix and EVIE. The unaudited pro forma adjustments are based on information currently available, assumptions, and estimates underlying the pro forma adjustments and are described in the accompanying notes. Actual results may differ materially from the assumptions used to present the accompanying unaudited pro forma condensed combined financial statements.

104

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2023(1)

			Scenario 1: No Additional Redemption Scenario			Scenario 2: Net Tangible Asset Scenario
	EVIE (US GAAP Historical)	Bannix (US GAAP Historical)	Transaction Accounting Adjustments		Pro Forma Combined	Transaction Accounting Adjustments		Pro Forma Combined
ASSETS
Current assets
Cash and cash equivalents	$—	$39,589	$32,010,195	A	$25,449,169	$(9,628,605)	F	$15,820,564
			(225,000)	B
			(2,751,750)	C
			(200,000)	I
			(2,351,865)	J
			(1,200,000)	O
			128,000	P
Prepaid expenses and other assets	—	5,933	—		5,933	—		5,933
Total current assets	—	45,522	25,409,580		25,455,102	(9,628,605)		15,826,497
Non-current assets
Cash and marketable securities held in Trust Account	—	31,906,039	(32,010,195)	A	—	—		—
			300,000	G
			(571,387)	M
			375,543	N
Total non-current assets	—	31,906,039	(31,906,039)		—	—		—
Total assets	$—	$31,951,561	$(6,496,459)		$25,455,102	$(9,628,605)		$15,826,497

LIABILITIES
Current liabilities
Accounts payable and accrued expenses	55,492	717,404	(350,653)	C	10,422,243			10,422,243
			10,000,000	O

Promissory notes - Evie	20,000	726,015	(854,015)	J	20,000			20,000
			128,000	P
Excise tax payable	—	410,772	(410,772)	H	—	—		—
Due to related parties		1,197,850	300,000	G	—			—
			(1,497,850)	J
Income tax payable	—	571,387	(571,387)	M	—	—		—
Total current liabilities	75,492	3,623,428	6,743,323		10,442,243	—		10,442,243
Non-current liabilities
Deferred underwriting commissions	—	225,000	(225,000)	B	—	—		—
Warrant liabilities	—	12,180	—		12,180	—		12,180
Total non-current liabilities	—	237,180	(225,000)		12,180	—		12,180
Total liabilities	75,492	3,860,608	6,518,323		10,454,423	—		10,454,423

Common stock subject to possible redemption	—	31,270,132	(31,270,132)	F	—	—		—

EQUITY
EVIE Common stock	126	—	(126)	D	—	—		—
Bannix preferred stock	—	—	—		—			—
Bannix common stock	—	39,615	835,625	D	911,942	(8,842)	F	903,100
			29,396	F
			7,306	L
Accumulated other comprehensive gain	1,420	—	—		1,420	—		1,420
Additional paid-in capital	—	—	(266,750)	C	25,750,440	(9,619,763)	F	16,130,677
			(849,874)	D
			(5,338,766)	E
			31,240,736	F
			972,400	K
			(7,306)	L
Accumulated deficit	(77,038)	(3,204,419)	(2,134,347)	C	(11,663,123)	—	—	(11,663,123)
			5,338,766	E
			410,772	H
			(200,000)	I
			(972,400)	K
			375,543	N
			(11,200,000)	O
Bannix Treasury stock		(14,375)	14,375	D	—			—
Total equity (deficit)	(75,492)	(3,179,179)	18,255,350		15,000,679	(9,628,605)		5,372,074
Total equity and liabilities	$—	$31,951,561	$(6,496,459)		$25,455,102	$(9,628,605)		$15,826,497

(1)	The unaudited pro forma condensed combined balance sheet as of September 30, 2023, combines the historical unaudited balance sheet of EVIE as of September 30, 2023, with the historical unaudited balance sheet of Bannix as of September 30, 2023.

105

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023(2)

			Scenario 1: No Redemption Scenario			Scenario 2: Net Tangible Asset Scenario
	EVIE (US GAAP Historical)	Bannix (US GAAP Historical)	Transaction Accounting Adjustments		Pro Forma Combined	Transaction Accounting Adjustments	Pro Forma Combined

Sales revenue	$—	$—	$—		$—	$—	$—
Cost of sales	—	—	—		—	—	—
Gross profit	—	—	—		—	—	—

Selling, advertising and promotional expense	—	—	—		—	—	—
General and administrative expense	—	—	—		—	—	—
Formation and operating costs	(76,912)	(1,197,866)	45,000	BB	(1,229,778)	—	(1,229,778)
Change in the fair value of warrants		—			—	—	—
Interest earned on cash held in bank	—	—	—		—	—	—
Interest earned on marketable securities held in Trust Account	—	1,394,123	(1,394,123)	AA	—	—	—
Total operating expenses	(76,912)	196,257	(1,349,123)		(1,229,778)	—	(1,229,778)

Operating loss	(76,912)	196,257	(1,349,123)		(1,229,778)	—	(1,229,778)

Other income (expense)
Interest expense	—	—			—	—	—
Income tax expense	—	(348,105)	348,105	CC	—	—	—

Net loss	$(76,912)	$(151,848)	$(1,001,018)		$(1,229,778)	$—	$(1,229,778)

Weight average shares outstanding, basic and diluted	$(769.12)
Basic and diluted net loss per share, common stock		$(0.02)

Pro forma weighted average number of shares outstanding - basic and diluted					91,194,213 (2)		90,309,983 (2)

Pro forma earnings per share - basic and diluted					$(0.01)		$(0.01)

(1)	Please refer to Note 7 — “Net Earnings (Loss) per Share” for details.
(2)	The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2023, combines the historical unaudited statement of operations of EVIE for the period from May 8, 2023 (Inception) to September 30, 2023, with the historical unaudited statement of operations of Bannix for the nine months ended September 30, 2023.

106

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2022(2)

			Scenario 1: No Additional Redemption Scenario			Scenario 2: Net Tangible Asset Scenario
	EVIE (US GAAP Historical)	Bannix (US GAAP Historical)	Transaction Accounting Adjustments		Pro Forma Combined	Transaction Accounting Adjustments	Pro Forma Combined

Revenue	$—	$—	$—		$—	$—	$—
Cost of sales	—	—	—		—	—	—
Gross profit	—	—	—		—	—	—

General and administrative expense	—	—	(200,000)	EE	(200,000)	—	(200,000)
Share-based compensation expense			(972,400)	FF	(972,400)	—	(972,400)
Formation and operating costs	—	(1,000,944)	60,000	BB	(940,944)	—	(940,944)
Advisory fee			(11,200,000)	GG	(11,200,000)	—	(11,200,000)
Transaction Costs	—	—	(2,134,347)	CC	(2,134,347)	—	(2,134,347)
Total operating expenses	—	(1,000,944)	(14,446,747)		(15,447,691)	—	(15,447,691)

Operating loss	—	(1,000,944)	(14,446,747)		(15,447,691)	—	(15,447,691)

Other income (expense)
Interest expense	—		—		—	—	—
Interest earned on cash held in bank	—	—	—		—	—	—
Change in fair value of warrant liabilities	—	182,700	—		182,700	—	182,700
Interest income on marketable securities held in Trust Account	—	1,088,633	(1,088,633)	AA	—	—	—

Total other non-operating income (expenses)	—	1,271,333	(1,088,633)		182,700	—	182,700

Income (loss) before provision for income taxes	—	270,389	(15,535,380)		(15,264,991)	—	(15,264,991)
Provision for income taxes	—	(223,282)	223,282	DD	—	—	—

Net income (loss)	$—	$47,107	$(15,312,098)		$(15,264,991)	$—	$(15,264,991)

Basic and diluted net loss per share	$—
Basic net income per share, common stock subject to possible redemption		$0.00

Pro forma weighted average number of shares outstanding - basic and diluted					91,194,213 (2)		90,309,983 (2)

Pro forma loss per share - basic and diluted					$(0.17)		$(0.17)

(1)	Please refer to Note 7 — “Net Earnings (Loss) per Share” for details.
(2)	The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2022, contains the historical audited statement of operations of Bannix for the year ended December 31, 2022. EVIE was incorporated on May 8, 2023, therefore there is no historical statement of operations for the year ended December 31, 2022 for EVIE included in the unaudited pro forma condensed combined statement of operations as of December 31, 2022.

107

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1 — Description of the Proposed Transactions

On June 23, 2023, Bannix, EVIE and the shareholder of the Evie Group (“Evie Group Shareholder”), entered into a Business Combination Agreement (the “Business Combination Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions precedent in the Business Combination Agreement, the following transactions will occur: (a) the acquisition by Bannix of all of the issued and outstanding share capital of Evie Group from the Evie Group Shareholder in exchange for the issuance of eighty-five million new shares of common stock of Bannix, $0.01 par value per share (the “Common Stock”), pursuant to which Evie Group will become a direct wholly owned subsidiary of Bannix (the “Share Acquisition”) and (b) the other transactions contemplated by the Business Combination Agreement and the Ancillary Documents referred to therein (collectively, the “Transactions”).

For a description of the Business Combination and certain agreements executed in connection therewith, see “Summary of the Proxy Statement — The Business Combination” and “Certain Agreements Related to the Business Combination.”

Note 2 — Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2023

The pro forma adjustments to the unaudited pro forma condensed combined balance sheet as of September 30, 2023, are as follows:

A.	Reflects the liquidation and reclassification of $32.0 million of funds held in the Trust Account to cash that becomes available following the Business Combination.

B.	Reflects the settlement of deferred underwriting commissions upon the closing of the Business Combination.

C.

Represents preliminary estimated transaction costs expected to be incurred by Bannix and EVIE of approximately $2.9 million for legal, accounting, advisory, and due diligence fees incurred as part of the Business Combination.

For the Bannix transaction costs of $2.6 million, $0.35 million costs have been accrued and $0.11 million costs have been paid as of the pro forma balance sheet date. The amount of $2.1 million is reflected as an adjustment to accumulated losses.

For the EVIE transaction costs of $0.3 million, no costs have been accrued or paid as of the pro forma balance sheet date. The amount of $0.3 million is included as an adjustment to additional paid-in capital.

D.	Represents the exchange of outstanding EVIE shares into shares of common stock at par value of $0.01 per share upon the Business Combination.

E.	Represents the elimination of Bannix’s historical accumulated losses after recording the transaction costs to be incurred by Bannix as described in (C) above.

108

F.	In Scenario 1, reflects the no additional redemptions scenario. In Scenario 2, reflects the net tangible asset scenario where 884,230 Bannix shares are redeemed for aggregate redemption payments of $9.6 million at a redemption price of approximately $10.89 per share. The net tangible asset scenario reflects the maximum number of Bannix Public Shares that can be redeemed without violating the conditions of the Business Combination Agreement or the requirement of Bannix’s Existing Organizational Documents that Bannix cannot redeem Public Shares if it would result in Bannix having a minimum net tangible asset value of less than $5,000,001 after giving effect to the payments to redeeming shareholders. This scenario includes all adjustments contained in the “no additional redemptions” scenario and presents additional adjustments to reflect the effect of the net tangible asset scenario.

G.	Reflects the extension payments deposited into the Trust subsequent to September 30, 2023.

H.	Reflects the reversal of Bannix excise taxes payable as the 85,000,000 shares issued at the consummation of the Business Combination are in excess of the 3,960,387 Bannix shares of common stock redeemed in March 2023.

I.	Reflects the payment for advisory services upon the closing of the Business Combination.

J.	Reflects the payment of the promissory notes and due to related parties at the consummation of the Business Combination.

K.	Reflects the share-based compensation recognized by Bannix, at the consummation of the Business Combination, for Founders shares transferred.

L.	Reflects the conversion of 6,900,000 Public rights into 690,000 shares of common stock, par value $0.01, and 406,000 Private rights into 40,600 shares of common stock, par value $0.01, at the consummation of the Business Combination.

M.	Reflects the withdrawal of interest from the Trust to pay income taxes payable upon consummation of the Business Combination.

N.	To record interest earned in the Trust account subsequent to September 30, 2023.

P.	Reflects the additional draws on the EVIE promissory note subsequent to September 30, 2023.

Note 3 — Adjustments and Reclassifications to Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2023

The pro forma adjustments included in the unaudited pro forma condensed combined statement of operations for nine months ended September 30, 2023, are as follows:

AA.	Reflects the elimination of interest income generated from the investments held in the Trust Account after giving effect to the Business Combination as if it had occurred on January 1, 2022.

BB.	Reflects the elimination of administrative service fees that will be ceased paying upon closing of the Business Combination.

CC.	Reflects the elimination of income tax expense related to investment income held in the Trust Account because this income tax expense would not be incurred if the Business Combination was consummated on January 1, 2022.

109

Note 4 — Adjustments and Reclassifications to Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2022

The pro forma adjustments included in the unaudited pro forma condensed combined statement of operations for year ended December 31, 2022, are as follows:

AA.	Reflects the elimination of interest income generated from the investments held in the Trust Account after giving effect to the Business Combination as if it had occurred on January 1, 2022.

BB.	Reflects the elimination of administrative service fees that will be ceased paying upon closing of the Business Combination.

CC.	Reflects the transaction costs of Bannix.

DD.	Reflects the elimination of income tax expense related to investment income held in the Trust Account because this income tax expense would not be incurred if the Business Combination was consummated on January 1, 2022.

EE.	Reflects the fees for advisory services upon the closing of the Business Combination.

FF.	Reflects the share-based compensation, for Founders shares transferred, recognized by Bannix at the consummation of the Business Combination.

GG.	Reflects the ClearThink advisory fee at the consummation of the Business Combination.

Note 5 — Net Earnings per Share

Represents the earnings per share calculated using the historical weighted average shares outstanding, and the issuance of additional shares in connection with the Business Combination, assuming the shares were outstanding since January 1, 2022. As the Business Combination is being reflected as if it had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted earnings per share assumes that the shares issued in connection with the Business Combination have been outstanding for the entire period presented. If the number of public shares described under the “Net Tangible Asset scenario described above are redeemed, this calculation is retroactively adjusted to eliminate such shares for the entire period.

The unaudited pro forma condensed combined financial information has been prepared assuming two alternative levels of redemption of Bannix’s public shares:

	For the Nine Months Ended September 30, 2023 and the Year Ended December 31, 2022
	Minimum Redemption Scenario	Net Tangible Asset Scenario
Weighted average shares outstanding – basic and diluted
EVIE shareholders	85,000,000	85,000,000
Bannix public shareholders (2)	3,629,613	2,745,383
Sponsor Founder shares (1)	2,564,600	2,564,600
Total	91,194,213	90,309,983

110

(1)	Includes 406,000 Private Rights converted to 40,600 shares of common stock upon consummation of the Business Combination.

(2)	Includes 9,600,000 Public Rights converted to 960,000 shares of common stock upon consummation of the Business Combination.

	Nine Months Ended September 30, 2023
	Assuming No Additional Redemptions	Net Tangible Asset Scenario
Pro forma net loss	$(1,229,778)	$(1,229,778)
Weighted average shares outstanding of common stock – basic and diluted	91,194,213	90,309,983
Net loss per share – basic and diluted	$(0.01)	$(0.01)

	Year Ended December 31, 2022
	Assuming No Additional Redemptions	Net Tangible Asset Scenario
Pro forma net loss	$(15,264,991)	$(15,264,991)
Weighted average shares outstanding of common stock – basic and diluted	91,194,213	90,309,983
Net loss per share – basic and diluted	$(0.17)	$(0.17)

111

PROPOSAL 2: THE CHARTER AMENDMENT PROPOSAL

The Charter Amendment Proposal, if approved, will approve the following amendments to the Current Charter to:

●	change the name of the new public entity to “Evie Autonomous Group, Inc. ” as opposed to “Bannix Acquisition Corp.”;

●	make the Combined Company’s corporate existence perpetual instead of requiring Bannix to be dissolved and liquidated 24 months (or 30 months, if the extension proposal is approved by Bannix stockholders) following the Initial Public Offering and to remove from the Proposed Charter the various provisions applicable only to special purpose acquisition companies.

In the judgment of the Board, the Charter Amendment Proposal is desirable for the following reasons:

●	the name of the new public entity is desirable to reflect the Business Combination with Company and the combined business going forward; and

●	it is desirable to delete the provisions that relate to the operation of Bannix as a blank check company prior to the consummation of its initial business combination because they would not be applicable after the Business Combination (such as the obligation to dissolve and liquidate if a business combination is not consummated within a certain period of time).

Notwithstanding the foregoing, certain of the Proposed Charter amendments may make it more difficult or discourage an attempt to obtain control of New Company and thereby protect continuity of or entrench its management, which may adversely affect the market price of New Company’s securities. If, for example, in the due exercise of its fiduciary obligations, the New Company Board was to determine that a takeover proposal was not in the best interests of New Company, such shares could be issued by the New Company Board without stockholder approval in one or more private placements or other transactions that might prevent or render more difficult or make more costly the completion of any attempted takeover transaction by diluting voting or other rights of the proposed acquiror or insurgent stockholder group, by creating a substantial voting bloc in institutional or other hands that might support the position of the incumbent board of directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise. The authorization of additional shares will, however, enable New Company to have the flexibility to authorize the issuance of shares in the future for financing its business, acquiring other businesses, forming strategic partnerships and alliances and stock dividends and stock splits. Bannix currently has no such plans, proposals or arrangements, written or otherwise, to issue any of the additional authorized shares for such purposes.

Under the Business Combination Agreement, the approval of the Charter Amendment Proposal is a condition to the adoption of the Business Combination Proposal and vice versa. Accordingly, if the Business Combination Proposal is not approved, each of the Charter Amendment Proposals will not be presented at the Special Meeting.

The approval of the Charter Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of each of the Common Stock and Class B Common Stock, voting separately, as well as the vote of a majority of the issued and outstanding shares of Common Stock and Class B Common Stock, voting together as a single class. Accordingly, a Bannix stockholder’s failure to vote by proxy or to vote in person (which would include presence at a virtual meeting) at the Special Meeting or an abstention will have the same effect as a vote “AGAINST” the Charter Amendment Proposal.

A copy of the Proposed Charter, as will be in effect assuming approval of all of the Charter Amendment Proposal and upon consummation of the Business Combination and filing with the Delaware Secretary of State, is attached to this proxy statement as Annex B.

Recommendation of the Board

112

THE BOARD UNANIMOUSLY RECOMMENDS THAT BANNIX STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE CHARTER AMENDMENT PROPOSAL.

The existence of financial and personal interests of one or more of Bannix’s directors may result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of Bannix and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the Proposals. In addition, Bannix’s directors and officers have interests in the Business Combination that may conflict with or be in addition to your interests as a stockholder. See the section entitled “Proposal 1: The Business Combination Proposal — Interests of the Sponsor and Bannix’s Directors and Officers in the Business Combination” for a further discussion of these considerations.

PROPOSAL 3: THE ADVISORY CHARTER AMENDMENT PROPOSALS

In connection with the Business Combination, Bannix is asking its stockholders to vote upon, on a non-binding advisory basis, proposals to approve certain governance provisions contained in the Proposed Charter. This separate vote is not otherwise required by Delaware law separate and apart from the Charter Amendment Proposal. Pursuant to SEC guidance, Bannix is submitting these provisions to its stockholders separately for approval, allowing stockholders the opportunity to present their separate views on important governance provisions. However, the stockholder votes regarding these proposals are advisory votes, and are not binding on Bannix or the Board (separate and apart from the approval of the Charter Amendment Proposal). In the judgment of the Board, these provisions are necessary to adequately address the needs of the Combined Company. Furthermore, the Business Combination is not conditioned on the separate approval of the Advisory Charter Amendment Proposals (separate and apart from approval of the Charter Amendment Proposal).

Bannix stockholders will be asked to approve, on a non-binding advisory basis, the following material differences between the Proposed Charter and the Current Charter, which are being presented as seven separate sub-proposals:

●	Advisory Charter Proposal A — to change the corporate name of the Combined Company to “[ ]” at and from the time of the Business Combination;

●	Advisory Charter Proposal B — to increase the authorized shares of common stock of the Combined Company to 400,000,000 shares;

●	Advisory Charter Proposal C — to increase the authorized shares of preferred stock that the Combined Company’s board of directors could issue to 10,000,000 shares;

●	Advisory Charter Proposal D — to remove from the Proposed Charter the various provisions applicable only to special purpose acquisition companies; and

113

Reasons for the Charter Amendments

In the judgment of the Board, the amendments to the Current Charter are desirable for the following reasons:

●	the name of the new public entity is desirable to reflect the Business Combination with Company and the combined business going forward;

●	the greater number of authorized number of shares of capital stock is desirable for the Combined Company to have enough additional authorized shares for financing its business, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits;

●	it is desirable to delete the provisions that relate to the operation of Bannix as a blank check company prior to the consummation of its initial business combination because they would not be applicable after the Business Combination (such as the obligation to dissolve and liquidate if a business combination is not consummated within a certain period of time).

Notwithstanding the foregoing, certain of the Proposed Charter amendments may make it more difficult or to discourage an attempt to obtain control of New Company and thereby protect continuity of or entrench its management, which may adversely affect the market price of New Company’s securities. If, for example, in the due exercise of its fiduciary obligations the New Company Board was to determine that a takeover proposal was not in the best interests of New Company, such shares could be issued by the New Company Board without stockholder approval in one or more private placements or other transactions that might prevent or render more difficult or make more costly the completion of any attempted takeover transaction by diluting voting or other rights of the proposed acquiror or insurgent stockholder group, by creating a substantial voting bloc in institutional or other hands that might support the position of the incumbent board of directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise. The authorization of additional shares will, however, enable New Company to have the flexibility to authorize the issuance of shares in the future for financing its business, acquiring other businesses, forming strategic partnerships and alliances and stock dividends and stock splits. Bannix currently has no such plans, proposals or arrangements, written or otherwise, to issue any of the additional authorized shares for such purposes.

The approval of each of the Advisory Charter Amendment Proposals requires the affirmative vote of the holders of a majority of the shares of Bannix Common Stock cast in respect of the relevant Proposal and entitled to vote thereon at the Special Meeting, voting together as a single class.

A copy of the Proposed Charter, as will be in effect assuming approval of the Charter Amendment Proposal and upon consummation of the Business Combination and filing with the Delaware Secretary of State, is attached to this proxy statement as Annex B.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT BANNIX STOCKHOLDERS VOTE “FOR” THE APPROVAL OF EACH OF THE ADVISORY CHARTER AMENDMENT PROPOSALS.

The existence of financial and personal interests of one or more of Bannix’s directors may result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of Bannix and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the Proposals. In addition, Bannix’s directors and officers have interests in the Business Combination that may conflict with or be in addition to your interests as a stockholder. See the section entitled “Proposal 1: The Business Combination Proposal — Interests of the Sponsor and Bannix’s Directors and Officers in the Business Combination” for a further discussion of these considerations.

114

PROPOSAL 4: THE STOCK ISSUANCE PROPOSAL

For purposes of complying with Rule 5635(a), (b) and (d) of the Nasdaq Stock Market Listing Rules, Bannix stockholders are being asked to approve the issuance of up to 85,000,000 common shares of New Company common stock, in connection with the Business Combination.

Under Nasdaq Rule 5635(a), stockholder approval is required prior to the issuance of securities in connection with the acquisition of another company if such securities are not issued in a public offering and (i) have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of common stock (or securities convertible into or exercisable for common stock); or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities. Collectively, the shares being issued to the Company Shareholder will exceed 20% or more of the outstanding Bannix Common Stock and 20% or more of the voting power, in each case outstanding before the issuance of such shares in connection with the Business Combination.

Under Nasdaq Rule 5635(b), stockholder approval is required when any issuance or potential issuance will result in a “change of control” of the issuer. Although Nasdaq has not adopted any rule on what constitutes a “change of control” for purposes of Rule 5635(b), Nasdaq has previously indicated that the acquisition of, or right to acquire, by a single investor or affiliated investor group, as little as 20% of the common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer could constitute a change of control. Under Nasdaq Rule 5635(b), the issuance of the Merger Consideration and the Contingent Consideration and/or the shares issued pursuant to the Interim Financing Agreements will result in a “change of control” of Bannix.

Under Nasdaq Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the lower of (i) the closing price immediately preceding the signing of the binding agreement or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement, if the number of shares of common stock (or securities convertible into or exercisable for common stock) to be issued equals 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance. Because shares of New Company common stock will be issued in exchange for all of the equity interests of Company, the deemed issuance price of the shares of New Company common stock may be less than the lower of (i) the closing price immediately preceding the signing of the Business Combination Agreement or (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the Business Combination Agreement. If the Business Combination Proposal is approved, the issuance of the shares of New Company common stock will exceed 20% of the shares of Bannix Common Stock currently outstanding. Because the issuance price may be deemed to be below the lower of (i) the closing price immediately preceding the signing of the Business Combination Agreement or (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the Business Combination Agreement, the Nasdaq Rules may require that Bannix obtain stockholder approval of the issuance of the shares of New Company common stock in connection with the consummation of the Business Combination.

As a result of the foregoing, Bannix is required to obtain stockholder approval pursuant to The Nasdaq Stock Market Listing Rule 5635.

The approval of the Stock Issuance Proposal requires the affirmative vote of the holders of a majority of the shares of Bannix Common Stock cast in respect of the relevant Proposal and entitled to vote thereon at the Special Meeting.

If the Business Combination Proposal is not approved, the Stock Issuance Proposal will not be presented at the Special Meeting.

115

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT BANNIX STOCKHOLDERS VOTE “FOR” THE STOCK ISSUANCE PROPOSAL.

The existence of financial and personal interests of one or more of Bannix’s directors may result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of Bannix and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the Proposals. In addition, Bannix’s directors and officers have interests in the Business Combination that may conflict with or be in addition to your interests as a stockholder. See the section entitled “Proposal 1: The Business Combination Proposal — Interests of the Sponsor and Bannix’s Directors and Officers in the Business Combination” for a further discussion of these considerations.

PROPOSAL 5: THE DIRECTOR ELECTION PROPOSAL

Election of Directors

At the Special Meeting, it is proposed that five directors will be elected to be the directors of New Company upon consummation of the Business Combination.

Information regarding each nominee is set forth in the section entitled “Management of New Company After the Business Combination.”

Under Delaware law, the election of directors requires a plurality vote of the shares of Bannix Common Stock cast in respect of that Proposal and entitled to vote thereon at the Special Meeting. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

Unless authority is withheld or the shares are subject to a broker non-vote, the proxies solicited by the Board will be voted “FOR” the election of these nominees. In case any of the nominees becomes unavailable for election to the board of directors, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.

116

If the Business Combination Proposal is not approved, the Director Election Proposal will not be presented at the Special Meeting.

Following consummation of the Business Combination, the election of directors of the Combined Company will be governed by the Proposed Charter, the Bylaws and the laws of the State of Delaware.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT BANNIX STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

The existence of financial and personal interests of one or more of Bannix’s directors may result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of Bannix and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the Proposals. In addition, Bannix’s directors and officers have interests in the Business Combination that may conflict with or be in addition to your interests as a stockholder. See the section entitled “Proposal 1: The Business Combination Proposal — Interests of the Sponsor and Bannix’s Directors and Officers in the Business Combination” for a further discussion of these considerations.

117

PROPOSAL 5: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal allows the Board to submit a proposal to adjourn the Special Meeting to a later date or dates if Bannix is unable to consummate the Business Combination for any reason. In no event will Bannix solicit proxies to adjourn the Special Meeting or consummate the Business Combination beyond the date by which it may properly do so under the Business Combination Agreement or its Current Charter and Delaware law. The purpose of the Adjournment Proposal is to provide more time to consummate the Business Combination, if necessary and appropriate. See the section entitled “Proposal 1: The Business Combination Proposal — Interests of the Sponsor and Bannix’s Directors and Officers in the Business Combination.”

In addition to an adjournment of the Special Meeting upon approval of an adjournment proposal, the Board is empowered under Delaware law to postpone the Special Meeting at any time prior to the meeting being called to order. In such event, Bannix will issue a press release and take such other steps as it believes are necessary and practical in the circumstances to inform its stockholders of the postponement.

Consequences if the Adjournment Proposal is not Approved

If the Adjournment Proposal is presented at the Special Meeting and is not approved by Bannix’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date if Bannix is unable to consummate the Business Combination (because either the Business Combination Proposal is not approved or the conditions to consummating the Business Combination have not been met). In such event, the Business Combination would not be completed.

Required Vote of Bannix Stockholders

Adoption of an Adjournment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Bannix Common Stock cast by the stockholders represented in person (which would include presence at a virtual meeting) or by proxy at the Special Meeting and entitled to vote thereon. Adoption of the Adjournment Proposal is not conditioned upon the adoption of any of the other proposals.

118

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT BANNIX STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

INFORMATION ABOUT BANNIX

Introduction

Bannix is a Delaware company incorporated on January 21, 2021 as a blank check company for the purpose of potentially entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination, with one or more target businesses.

Bannix’s original sponsors are Subash Menon and Sudeesh Yezhuvath (through their investment entity Bannix Management LLP), Suresh Yezhuvath (“Yezhuvath”) and Seema Rao (“Rao”). On October 20, 2022, pursuant to a Securities Purchase Agreement, a copy of which is attached hereto as Annex D, Instant Fame LLC, a Nevada limited liability company (“Instant”), acquired an aggregate of 385,000 shares of common stock of Bannix plus 90,000 Units, from Bannix Management LLP. As a result, Doug Davis and Roey Benjamin Schnapp are the Sponsors of Bannix through their investment entity Instant (the “Sponsors”).

On September 14, 2021, we consummated our initial public offering (“IPO”) of 6,900,000 units at $10.00 per unit (the “Units”). The units sold included the full exercise of the underwriters’ over-allotment. Each Unit consists of one share of our common stock (the “Public Shares”), one redeemable warrant to purchase one share of our common stock at a price of $11.50 per share and one right. Each right entitles the holder thereof to receive one-tenth (1/10) of one share of our common stock upon the consummation of our initial business combination.

Simultaneously with the closing of the IPO and the over-allotment, we consummated the issuance of 406,000 private placement units (the “Private Placement Units”) as follows: we sold 181,000 Private Placement Units to certain investors for aggregate cash proceeds of $2,460,000 and issued an additional 225,000 private placement units to our Sponsors in exchange for the cancellation of $1,105,000 in loans and a promissory note due to them. Each Private Placement Unit consists of one share of our common stock, one redeemable warrant to purchase one share of our common stock at a price of $11.50 per whole share and one right. Each right entitles the holder thereof to receive one-tenth (1/10) of one share of our common stock upon the consummation of our Business Combination. Our management has broad discretion with respect to the specific application of the net proceeds of the IPO and the Private Placement Units, although substantially all of the net proceeds are intended to be generally applied toward consummating our Business Combination.

Upon the closing of the initial public offering on September 14, 2021, a total of $69,690,000 of the net proceeds from the IPO, the Over-Allotment and the Private Placement were deposited in a trust account established for the benefit of our public stockholders.

119

Bannix extended the deadline by which Bannix must complete a business combination by three months, from December 14, 2022 to March 14, 2023. In order to fund the $690,000 deposit required to allow for such extension (“extension funds”), Bannix has obtained a loan from Instant evidenced by a non-interest-bearing promissory note that is payable only upon the consummation of a business combination by Bannix.

As approved by its stockholders at the Special Meeting of Stockholders of Bannix held on March 8, 2023, Bannix filed an amendment to its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on March 9, 2023 (the “Extension Amendment”), to extend the date (the “Extension”) by which Bannix must (1) complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination involving Bannix and one or more businesses (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem 100% of Bannix’s common stock (“common stock”) included as part of the units sold in Bannix’s initial public offering that was consummated on September 14, 2021 (the “IPO”), from March 14, 2023, and to allow Bannix, without another stockholder vote, to further extend the date to consummate a business combination on a monthly basis up to twelve (12) times by an additional one (1) month each time after March 14, 2023 or later extended deadline date, by resolution of Bannix’s board of directors (the “Board”), if requested by Instant, upon five days’ advance notice prior to the applicable deadline date, until March 14, 2024, or a total of up to twelve (12) months after March 14, 2023 (such date as extended, the “Deadline Date”), unless the closing of a business combination shall have occurred prior thereto.

As of June 30, 2023, a total of $31.3 million including the net proceeds from the IPO, the Private Placement and the extension funds as well as income accrued since the date of the IPO was being held in a trust account established for the benefit of Bannix’s public stockholders.

None of the funds held in trust will be released from the trust account, other than interest income to pay any tax obligations until the earlier of (i) our consummation of our initial business combination, and then only in connection with those shares of common stock that such stockholder properly elected to redeem, subject to the limitations described herein, (ii) the redemption of our public shares if we are unable to consummate our initial business combination within 15 months of the closing of the IPO or up to 21 months if the time to complete the business combination is extended.

Fair Market Value of Target Business

The target business or businesses that Bannix acquires must collectively have a fair market value equal to at least 80% of the balance of the funds in the trust account (excluding the deferred underwriting commissions and taxes payable on the income earned on the trust account) at the time of the execution of a definitive agreement for its initial business combination, although Bannix may acquire a target business whose fair market value significantly exceeds 80% of the trust account balance. The Bannix Board determined that this test was met in connection with the proposed business combination with EVIE as described in the section titled “Proposal No. 1 — The Business Combination Proposal.”

Voting Restrictions in Connection with Stockholder Meeting

In connection with any vote for a proposed business combination, including the vote with respect to the business combination proposal, the Sponsor has agreed to vote the founder shares as well as any shares of common stock acquired in the market in favor of such proposed business combination.

At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding Bannix or its securities, the Sponsor, EVIE and/or their respective affiliates may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the business combination proposal, or execute agreements to purchase such shares from them in the future, or they may enter into transactions with such persons and others to provide them with incentives to acquire shares of Bannix’s common stock or vote their shares in favor of the business combination proposal. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements that the business combination be approved where it appears that such requirements would otherwise not be met. All shares repurchased by Bannix’s affiliates pursuant to such arrangements would be voted in favor of the proposed business combination.

120

Liquidation if No Business Combination

We initially had 15 months from the closing of our IPO to consummate our initial business combination. However, if we anticipate that we may not be able to consummate our initial business combination within 15 months, we may, by resolution of our board of directors if requested by our initial stockholders, extend the period of time to consummate a business combination up to two times, each by an additional three months (for a total of up to 21 months to complete an initial business combination), subject to the sponsors depositing additional funds into the trust account as set out below. Pursuant to the terms of our amended and restated certificate of incorporation and the trust agreement entered into between us and Continental Stock Transfer & Trust Company, in order to extend the time available for us to consummate our initial business combination, our initial stockholders or their affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the trust account for each three-month extension, $690,000 ($0.10 per share in either case) on or prior to the date of the applicable deadline, up to an aggregate of $1,380,000, or approximately $0.20 per share. On December 13, 2022, the Company issued an unsecured promissory note (the “Note”) in favor of Instant, in the principal amount of $690,000. The proceeds of the Note were utilized by the Company to obtain the first three-month extension of the period for the Company to consummate a business combination. The Note does not bear interest and matures upon closing of a business combination by the Company. If the Company fails to consummate a business combination, the outstanding debt under the Note will be forgiven, except to the extent of any funds held outside of the Company’s trust account after paying all other fees and expenses of the Company. The summary of the Note is qualified in its entirety by reference to the full text of the Note, which is attached as Exhibit 10.1 and is incorporated herein by reference.

As approved by its stockholders at the Special Meeting of Stockholders of the Company held on March 8, 2023, the Company filed the Extension Amendment, to extend the date (the “Extension”) by which the Company must (1) complete an initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem 100% of the Company’s common stock included as part of the units sold in the Company’s IPO and to allow the Company, without another stockholder vote, to further extend the date to consummate a business combination on a monthly basis up to twelve (12) times by an additional one (1) month each time after March 14, 2023 or later extended deadline date, by resolution of the Company’s Board, if requested by Instant, upon five days’ advance notice prior to the Deadline Date, until March 14, 2024, or a total of up to twelve (12) months after March 14, 2023 unless the closing of a business combination shall have occurred prior thereto.

On March 13, 2023, the Board, at the request of the Sponsor, determined to implement a first Extension and to extend the Deadline Date for an additional month to April 14, 2023. In connection with the Sponsor’s contribution for the Extension, which was funded on March 10, 2023, on March 13, 2023, Bannix issued an unsecured promissory note to the Sponsor with a principal amount equal to $75,000 (the “Extension Note”). The Extension Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of Bannix’s initial business combination, or (b) the date of Bannix’s liquidation. If Bannix does not consummate an initial business combination by the Deadline Date, the Notes will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven.

Our initial stockholders have agreed to waive their rights to liquidating distributions from the trust account with respect to their founder shares if we fail to complete our initial business combination pursuant to the Extension Amendment. However, if our initial stockholders acquire public shares in or after the IPO, they will be entitled to liquidating distributions from the trust account with respect to such public shares if we fail to complete our initial business combination prior to the Extension.

121

Our sponsors, officers and directors have agreed, pursuant to a written letter agreement with us, that they will not propose any amendment to our amended and restated certificate of incorporation that would affect (i) the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our initial business combination within the Extension or (ii) with respect to any other provision relating to stockholders’ rights or pre-business combination activity, unless we provide our public stockholders with the opportunity to redeem their shares of common stock upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable) divided by the number of then outstanding public shares. However, we may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001 both immediately before and after the consummation of our initial business combination (so that we are not subject to the SEC’s “penny stock” rules). If this optional redemption right is exercised with respect to an excessive number of public shares such that we cannot satisfy the net tangible asset requirement (described above), we would not proceed with the amendment or the related redemption of our public shares at such time.

We expect that all costs and expenses associated with implementing our plan of dissolution, as well as payments to any creditors, will be funded from amounts remaining out of the proceeds held outside the trust account, although we cannot assure you that there will be sufficient funds for such purpose. However, if those funds are not sufficient to cover the costs and expenses associated with implementing our plan of dissolution, to the extent that there is any interest accrued in the trust account not required to pay taxes, we may request the trustee to release to us an additional amount of such accrued interest to pay those costs and expenses.

If we were to expend all of the net proceeds of the IPO and the private placement, other than the proceeds deposited in the trust account, and without taking into account interest, if any, earned on the trust account, the per-share redemption amount received by stockholders upon our dissolution would be approximately $10.46 (subject to increase of up to an additional $75,000 per month in the event that our sponsors elect to extend the period of time to consummate a business combination as set forth in the Extension Amendment). The proceeds deposited in the trust account could, however, become subject to the claims of our creditors which would have higher priority than the claims of our public stockholders. We cannot assure you that the actual per-share redemption amount received by stockholders will not be substantially less than $10.46. Under Section 281(b) of the DGCL, our plan of dissolution must provide for all claims against us to be paid in full or make provision for payments to be made in full, as applicable, if there are sufficient assets. These claims must be paid or provided for before we make any distribution of our remaining assets to our stockholders. While we intend to pay such amounts, if any, we cannot assure you that we will have funds sufficient to pay or provide for all creditors’ claims.

Although we will seek to have all vendors, service providers, prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of our public stockholders, there is no guarantee that they will execute such agreements or even if they execute such agreements that they would be prevented from bringing claims against the trust account including but not limited to fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with respect to a claim against our assets, including the funds held in the trust account. If any third-party refuses to execute an agreement waiving such claims to the monies held in the trust account, our management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to us than any alternative.

122

Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third-party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the trust account for any reason. In order to protect the amounts held in the trust account, our sponsors have agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.46 (subject to increase of up to an additional $75,000 per month in the event that our sponsors elect to extend the period of time to consummate a business combination as set forth in the Extension Amendment) or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, then our sponsors will not be responsible to the extent of any liability for such third-party claims. We have not asked our sponsors to reserve for such indemnification obligations, and our sponsors’ only assets are securities of our company. Therefore, we cannot assure you that our sponsors would be able to satisfy those obligations. We believe the likelihood of our sponsors having to indemnify the trust account is limited because we will endeavor to have all vendors and prospective target businesses as well as other entities execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the trust account.

In the event that the proceeds in the trust account are reduced below (i) $10.46 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, and our sponsors assert that it is unable to satisfy its indemnification obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsors to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsors to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. Accordingly, we cannot assure you that due to claims of creditors the actual value of the per-share redemption price will not be substantially less than $10.46 per share.

We will seek to reduce the possibility that our sponsors will have to indemnify the trust account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the trust account. Our sponsors will also not be liable as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. We will have access to up to $575,000 from the proceeds of the IPO with which to pay any such potential claims (including costs and expenses incurred in connection with our liquidation, currently estimated to be no more than approximately $100,000).

123

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our public stockholders upon the redemption of our public shares in the event we do not complete our initial business combination within 15 months (or up to 21 months from the closing of the IPO if we extend the period of time to consummate a business combination) from the closing of the IPO may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150 day waiting period before any liquidated distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, it is our intention to redeem our public shares as soon as is reasonable as of the Extension from the closing of the IPO in the event we do not complete a business combination and, therefore, we do not intend to comply with those procedures.

Because we will not be complying with Section 280, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent 10 years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses. As described above, pursuant to the obligation contained in our underwriting agreement, we will seek to have all vendors, service providers, prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the trust account.

As a result of this obligation, the claims that could be made against us are significantly limited and the likelihood that any claim that would result in any liability extending to the trust account is remote. Further, our sponsors may be liable only to the extent necessary to ensure that the amounts in the trust account are not reduced below (i) $10.46 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account, due to reductions in value of the trust assets, in each case net of the amount of interest withdrawn to pay taxes, and will not be liable as to any claims under our indemnity of the underwriters of against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, our sponsors will not be responsible to the extent of any liability for such third-party claims.

If we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy claims deplete the trust account, we cannot assure you we will be able to return $10.46 per share to our public stockholders. Additionally, if we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover some or all amounts received by our stockholders. Furthermore, our board of directors may be viewed as having breached its fiduciary duty to our creditors and/or may have acted in bad faith, and thereby exposing itself and our company to claims of punitive damages, by paying public stockholders from the trust account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons.

124

Our public stockholders will be entitled to receive funds from the trust account only upon the earliest to occur of: (i) the completion of our initial business combination, (ii) the redemption of any public shares properly tendered in connection with a stockholder vote to amend our amended and restated certificate of incorporation (A) to modify the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our initial business combination within the Extension or (B) with respect to any other provision relating to stockholders’ rights or pre-business combination activity, and (iii) the redemption of all of our public shares if we are unable to complete our initial business combination within the Extension. In no other circumstances will a stockholder have any right or interest of any kind to or in the trust account. In the event we seek stockholder approval in connection with our initial business combination, a stockholder’s voting in connection with the business combination alone will not result in a stockholder’s redeeming its shares to us for an applicable pro rata share of the trust account. Such stockholder must have also exercised its redemption rights described above.

Employees

Bannix has one executive officer. This individual is not obligated to devote any specific number of hours to Bannix’s matters and intend to devote only as much time as they deem necessary to its affairs. Bannix does not intend to have any full-time employees prior to the consummation of a business combination.

BANNIX MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

References to the “Company,” “our,” “us” or “we” refer to Bannix Acquisition Corp. The following discussion and analysis of the Company’s financial condition and results of operations should be read in conjunction with the unaudited financial statements and the notes thereto contained elsewhere in this proxy statement. Certain information contained in the discussion and analysis set forth below includes forward-looking statements that involve risks and uncertainties

Cautionary Note Regarding Forward-Looking Statements

This proxy statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, the proposed Business Combination, and related matters, as well as all other statements other than statements of historical fact included in this proxy statement.

Overview

We are a blank check company incorporated on January 21, 2021 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On September 14, 2021, we consummated our IPO of 6,900,000 units at $10.00 per unit (the “Units”). The units sold included the full exercise of the underwriters’ over-allotment. Each Unit consists of one share of our common stock (the “Public Shares”), one redeemable warrant to purchase one share of our common stock at a price of $11.50 per share and one right. Each right entitles the holder thereof to receive one-tenth (1/10) of one share of our common stock upon the consummation of the Business Combination.

Simultaneously with the closing of the IPO and the over-allotment, we consummated the issuance of 406,000 private placement units (the “Private Placement Units”) as follows: we sold 181,000 Private Placement Units to certain investors for aggregate cash proceeds of $2,460,000 and issued an additional 225,000 private placement units to our Sponsor in exchange for the cancellation of $1,105,000 in loans and a promissory note due to them. Each Private Placement Unit consists of one share of our common stock, one redeemable warrant to purchase one share of our common stock at a price of $11.50 per whole share and one right. Each right entitles the holder thereof to receive one-tenth (1/10) of one share of our common stock upon the consummation of our Business Combination. Our management has broad discretion with respect to the specific application of the net proceeds of the IPO and the Private Placement Units, although substantially all of the net proceeds are intended to be generally applied toward consummating our Business Combination.

125

Upon the closing of the initial public offering on September 14, 2021, a total of $69,690,000 of the net proceeds from the IPO, the Over-Allotment and the Private Placement were deposited in a trust account established for the benefit of our public stockholders.

The Company held a Special Meeting of Stockholders on March 8, 2023 at 12:00 p.m. Eastern Time (the “Special Meeting”). At the Special Meeting, the stockholder approved the filing of an amendment to its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State (the “Extension Amendment”), to extend the date (the “Extension”) by which the Company must (1) complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination involving the Company and one or more businesses (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem 100% of the Company’s common stock (“common stock”) included as part of the units sold in the Company’s initial public offering that was consummated on September

14, 2021 (the “IPO”), from March 14, 2023, and to allow the Company, without another stockholder vote, to further extend the date to consummate a business combination on a monthly basis up to twelve (12) times by an additional one (1) month each time after March 14, 2024 or later extended deadline date, by resolution of the Company’s board of directors (the “Board”), if requested by Instant Fame upon five days’ advance notice prior to the applicable deadline date, until March 14, 2024, or a total of up to twelve (12) months after March 14, 2023 (such date as extended, the “Deadline Date”), unless the closing of a business combination shall have occurred prior thereto. The stockholders also approved an amendment (the “Trust Amendment”) to the Company’s Investment Management Trust Agreement dated as of September 10 2021 (the “Trust Agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) incorporating the terms as set forth in the Extension Amendment.

We extended the deadline by which we must complete a business combination from December 14, 2022 to March 14, 2023 with deposits of $690,000 in the Trust Account. From January 1, 2023 through November 30, 2023, we have deposited $675,000 into the Trust Account to extend the deadline by which we must complete a business combination to December 14, 2023. In order to fund deposits required to allow for such extension, we obtained loans from Instant Fame, LLC and Evie Group evidenced by non-interest-bearing promissory notes that are payable upon the consummation of a business combination by us. If we fail to consummate a business combination, the outstanding debt under the promissory notes will be forgiven, except to the extent of any funds held outside of the trust account after paying all other fees and expenses of the Company.

If we have not completed our initial business combination by March 14, 2024, as extended, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses) divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

126

In connection with the vote on the Trust Amendment and the Extension Amendment at the Special Meeting on May 8, 2023, stockholders holding a total of 3,960,387 shares of the Company’s common stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account. As a result, $41,077,199 (approximately $10.37201 per share) was removed from the Company’s trust account to pay such holders. Following redemptions, the Company has 5,463,613 shares outstanding.

Propose Business Combination

On April 17, 2023, the Company entered into a binding letter of intent (the “Letter of Intent”) with Evie and on May 8, 2023, Evie Group became a successor entity for the proposed Business Combination.

GBT Technologies Inc. is also a party to the Letter of Intent pursuant to which the Company agreed to acquire the Apollo System which is intellectual property covered by main patent application (publication number 2022/0405966) filed with the US Patent and Trademark Office and enhanced by additional related synergy patents (patents). These patents application describes a machine learning driven technology that controls radio wave transmissions, analyzes their reflections data, and constructs 2D/3D images of stationary and moving objects. The Apollo System is based on radio waves and can detect an entity’s moving and stationary positions, enabling imaging technology to show these movements and positions on a screen in real time. This includes an AI technology that controls the radio waves transmission and analyzes the reflections. The goal is to integrate the Apollo System as an efficient driver monitoring system, detecting impaired or distracted drivers, providing audible and visual alerts.

Below is a list of the patents to be acquired in connection with the Apollo acquisition:

Title	App. No.	Country	Filing Date	Status/Deadline	Patent No.	Issue Date
SYSTEMS AND METHODS OF FACIAL AND BODY RECOGNITION, IDENTIFICATION AND ANALYSIS	17/212,235	USA	Mar. 25, 2021	GRANTED	US 11,527,104 B2	Dec. 13, 2022
SYSTEMS AND METHODS OF MOBILE DATABASE MANAGEMENT AND SHARING	16/155,093	USA	Oct. 9, 2018	GRANTED	US 10,853,327 B2	Dec. 1, 2020
SYSTEMS AND METHODS OF MOBILE DATABASE MANAGEMENT AND SHARING	17/104,001	USA	Nov. 25, 2020	GRANTED (CONTINUATION)	US 11,663,167 B2	May 30, 2023
SYSTEMS AND METHODS OF REAL-TIME MOVEMENT, POSITION DETECTION, AND IMAGING (APOLLO)	17/471,213	USA	Sep. 10, 2021	GRANTED	US 11,302,032 Bl	Apr. 12, 2022
ELECTRONIC CIRCUITS FOR SECURE COMMUNICATIONS AND ASSOCIATED SYSTEMS AND METHODS (SECURE COMM.)	15/015,441	USA	Feb. 4, 2016	GRANTED	US 10,521,614 B2	Dec. 31, 2019
SYSTEMS AND METHODS OF REAL-TIME MOVEMENT, POSITION DETECTION, AND IMAGING (APOLLO CONTINUATION)	17/694,384	USA	Mar. 14, 2022	PENDING (CONTINUATION)	Publication. No.: US 2022/0405966 Al	Dec. 22, 2022 (Publication Date)

On June 23, 2023, the Company, Evie Group, and the shareholder of the Evie Group Shareholder), entered into a Business Combination Agreement (the “Business Combination Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions precedent in the Business Combination Agreement, the following transactions will occur: the acquisition by Bannix of all of the issued and outstanding share capital of Evie Group from the Evie Group Shareholder in exchange for the issuance of eighty-five million new shares of common stock of Bannix, $0.01 par value per share (the “Common Stock”), pursuant to which Evie Group will become a direct wholly owned subsidiary of Bannix (the “Share Acquisition”) and (b) the other transactions contemplated by the Business Combination Agreement and the Ancillary Documents referred to therein (collectively, the “Transactions”).

127

Representations and Warranties

Under the Business Combination Agreement, Bannix has made customary representations and warranties to Evie Group, and the Evie Group Shareholder relating to, among other things, organization and standing, due authorization and binding agreement, governmental approvals, non-contravention, capitalization, Securities and Exchange Commission (the “SEC”) filings, financial statements, internal controls, absence of certain changes, compliance with laws, actions, orders and permits, taxes and returns, employees and employee benefit plans, properties, material contracts, transactions with related persons, the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”), and the Jumpstart Our Business Startups Act of 2012, finders’ and brokers’ fees, sanctions and certain business practices, private placements, insurance, no misleading information supplied, the Trust Account, acknowledgement of no further representations and warranties and receipt of a fairness opinion.

Under the Business Combination Agreement, the Evie Group has made customary representations and warranties (on behalf of itself and its subsidiaries) to Bannix relating to, among other things, organization and standing, due authorization and binding agreement, capitalization, company subsidiaries, governmental approvals, non-contravention, financial statements, absence of certain changes, compliance with laws, permits, litigation, material contracts, intellectual property, taxes and returns, real property, personal property, employee matters, benefit plans, environmental matters, transactions with related persons, insurance, material customers and suppliers, data protection and cybersecurity, sanctions and certain business practices, the Investment Company Act, finders’ and brokers’ fees and no misleading information supplied.

Under the Business Combination Agreement, the Evie Group Shareholder has made customary representations and warranties (with respect to itself only) to Bannix relating to, among other things, organization and standing, due authorization and binding agreement, share ownership, governmental approvals, non-contravention, litigation, certain investment representations, finders’ and brokers’ fees and no misleading information supplied.

Covenants

The Business Combination Agreement includes customary covenants of the parties including, among other things, (i) the conduct of their respective business operations prior to the consummation of the transactions, (ii) using commercially reasonable efforts to obtain relevant approvals and comply with all applicable listing requirements of The Nasdaq Stock Market LLC (“NASDAQ”) in connection with the transactions and (iii) using commercially reasonable efforts to consummate the transactions and to comply as promptly as practicable with all requirements of governmental authorities applicable to the transactions. The Business Combination Agreement also contains additional covenants of the parties, including covenants providing for Bannix and Evie Group to use commercially reasonable efforts to file, and to cooperate with each other to prepare the proxy statement of Bannix.

128

Conditions to Closing

The respective obligations of each party to consummate the transactions, including the Share Acquisition, are subject to the satisfaction, or written waiver (where permissible), by Evie Group and Bannix of the following conditions:

●	Bannix’s shareholders having approved and adopted the Shareholder Approval Matters; and

●	the absence of any law or governmental order, inquiry, proceeding or other action that would prohibit the transactions.

Conditions to the Obligations of Evie Group and the Evie Group Shareholder

The obligations of Evie Group and the Evie Group Shareholder to consummate the transactions are subject to the satisfaction, or written waiver (by Evie Group, where permissible) of the following conditions:

●	the representations and warranties of Bannix being true and correct as determined in accordance with the Business Combination Agreement;

●	Bannix having performed in all material respects all of its obligations and complied in all material respects with all of its agreements and covenants under the Business Combination Agreement to be performed or complied with by it on or prior to the Closing Date;

●	Bannix having delivered to Evie Group a certificate dated as of the Closing Date, signed by an officer of Bannix, certifying as to the satisfaction of certain conditions specified in the Business Combination Agreement;

●	no Material Adverse Effect shall have occurred with respect to Bannix that is continuing and uncured;

●	Bannix having made all necessary and appropriate arrangements with the trustee to have all of the funds held in the Trust Account disbursed to Bannix on the Closing Date, and all such funds released from the Trust Account be available to the surviving company;

●	Bannix having provided the public holders of Bannix shares of common stock with the opportunity to make redemption elections with respect to their Bannix shares of common stock pursuant to their Redemption Rights;

●	the Evie Group Shareholder receiving confirmation from HM Revenue & Customs that in respect of the transactions contemplated by this Agreement (i) no counteraction notice under section 698 Income Tax Act 2007 will be given; and (ii) the provisions of section 137 of the Taxation of Chargeable Gains Act 1992 do not apply with the result that the provisions of section 135 of that Act would not be prevented from applying; and

●	the Ancillary Documents required to be executed by Bannix according to the Business Combination Agreement at or prior to the Closing Date shall have been executed and delivered to Evie Group.

129

Conditions to the Obligations of Bannix

The obligations of Bannix to consummate the transactions are subject to the satisfaction, or written waiver (by Bannix where permissible) of the following conditions:

●	the representations and warranties of Evie Group and the Evie Group Shareholder being true and correct as determined in accordance with the Business Combination Agreement;

●	each of Evie Group and the Evie Group Shareholder having performed in all material respects all of their respective obligations and complied in all material respects with all of their respective agreements and covenants under the Business Combination Agreement to be performed or complied with by them on or prior to the Closing Date;

●	Evie Group having delivered to Bannix a certificate dated as of the Closing Date, signed by the Company certifying as to the satisfaction of certain conditions specified in the Business Combination Agreement but in each case, solely with respect to themselves;

●	no Material Adverse Effect shall have occurred with respect to Evie Group that is continuing and uncured; and

●	the Ancillary Documents required to be executed by Evie Group and the Evie Group Shareholder according to the Business Combination Agreement at or prior to the Closing Date shall have been executed and delivered to Bannix.

Termination

The Business Combination Agreement may be terminated, and the transactions may be abandoned at any time prior to the Closing Date, notwithstanding receipt of any requisite approval and adoption of the Business Combination Agreement and the transactions by the shareholders of Bannix or any party, as follows:

●	by mutual written consent of Bannix and Evie Group;

●	by either Bannix or Evie Group if any of the closing conditions set forth in the Business Combination Agreement have not been satisfied or waived by December 31, 2023; provided, however, that the Business Combination Agreement may not be terminated under such provision of the Business Combination Agreement by or on behalf of any party that either directly or indirectly through its affiliates (or with respect to Evie Group and the Evie Group Shareholder) is in breach or violation of any representation, warranty, covenant or obligation contained therein, with such breach or violation being the principal cause of the failure of a condition set forth in the Business Combination Agreement on or prior to the Outside Date;

130

●	by either Bannix or Evie Group if any governmental authority of competent jurisdiction will have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Business Combination Agreement, and such order or other action has become final and non-appealable; provided, however, that the right to terminate the Business Combination Agreement pursuant to such section will not be available to a party if the failure by such party or its affiliates (or with respect to Evie Group and the Evie Group Shareholder) to comply with any provision of the Business Combination Agreement was the principal cause of such order, action or prohibition;

●	by Evie Group upon a breach of any representation, warranty, covenant or agreement on the part of Bannix set forth in the Business Combination Agreement, or if any representation, warranty of Bannix becomes untrue or inaccurate, in each case such that the related closing conditions contained in the Business Combination Agreement are not satisfied, subject to customary exceptions and cure rights;

●	by Bannix upon a breach of any warranty, covenant or agreement on the part of Evie Group and the Evie Group Shareholder set forth in the Business Combination Agreement, or if any warranty of such parties becomes untrue or inaccurate, in any case such that the related closing conditions contained in the Business Combination Agreement are not satisfied, subject to customary exceptions and cure rights;

●	by Evie Group if Bannix or the Bannix Securities are no longer listed on the NASDAQ or another national securities exchange; or

●	by either Bannix or Evie Group if the special meeting of shareholders is held and has concluded, Bannix shareholders have duly voted, and the Required Shareholder Approval is not obtained.

Sponsor Support Agreement

Within thirty days after the execution of the Business Combination Agreement, Bannix, Instant Fame, and Evie Group shall enter into the sponsor letter agreement (the “Sponsor Letter Agreement”), pursuant to which Instant Fame will agree to, among other things, support and vote in favor of the Business Combination Agreement and use its reasonable best efforts to take all other actions necessary to consummate the transactions contemplated thereby, on the terms and subject to the conditions set forth in the Sponsor Letter Agreement.

We cannot assure you that our plans to complete our initial business combination will be successful.

On May 10, 2023, we engaged a law firm to assist with the proposed Business Combination with Evie Group. We agreed to pay $30,000 upon entering into the agreement, $70,000 upon Evie Group signing a definitive business combination agreement and the remaining $500,000 is contingent upon the closing of the Business Combination with Evie Group.

On May 19, 2023, we entered into an Executive Retention Agreement with Mr. Davis, Chief Executive Officer and Co-Chairman of the Board of Directors, providing for an at-will employment arrangement that may be terminated by either party at any time, which provides for the payment of an annual salary of $240,000 to Mr. Davis. Additionally, we entered into a letter agreement with Subash Menon, a director of the Company, for services in connection with the review and advice pertaining to the proposed acquisition of Evie providing for a payment in the amount of $200,000 upon the closing of a Business Combination.

Results of Operations

Our entire activity since inception up to September 30, 2023 was in preparation for our initial public offering and since the initial public offering, the search for a suitable business combination. We will not generate any operating revenues until the closing and completion of our initial business combination, at the earliest.

131

For the three months ended September 30, 2023, we had a net loss of $101,152, which consisted of operating costs of $394,213 and provision for income taxes of $81,847, partially offset by interest income on the trust account of $370,848 and a change in the fair value of warrant liabilities of $4,060.

For the nine months ended September 30, 2023, we had a net loss of $151,848, which consisted of operating costs of $1,197,866 and provision for income taxes of $348,105, offset by interest income on the trust account of $1,394,123.

For the three months ended September 30, 2022, we had a net income of $65,942, which consisted of operating costs of $301,455 and provision for income taxes of $63,263, an unrealized gain from the change in fair value of Private Warrant liability of $20,300, and interest income on the trust account of $410,360.

For the nine months ended September 30, 2022, we had a net loss of $170,124, which consisted of operating costs of $743,647 and provision for income taxes of $63,263, an unrealized gain from the change in fair value of Private Warrant liability of $178,640, and interest income on the trust account of $458,146.

Liquidity, Capital Resources, and Going Concern

As of September 30, 2023, we had $39,589 in cash and a working capital deficit of $3,577,906.

Our liquidity needs through September 30, 2023, were satisfied through (1) a capital contribution from the Sponsors of $28,750 for common stock (“Founder Shares”) and (2) loans from Sponsors and new Sponsors and related parties in order to pay offering costs and other working capital needs. In addition, in order to fund transaction costs in connection with a possible Business Combination, our new Sponsors, an affiliate of the new Sponsors, and/or certain of our officers and directors may, but are not obligated to, provide our company Working Capital Loans. As of September 30, 2023, and December 31, 2022, there were no loans associated with the Working Capital Loans. As of September 30, 2023, we owed $1,197,850 to Sponsors, new Sponsors and related parties.

Based on the foregoing, management believes that we may not have sufficient funds and borrowing capacity to meet its operating needs through the consummation of a Business Combination through the extended term of our company which expires on October 14, 2023 (as extended). Over this time period, we will be utilizing the funds in the operating bank account to pay existing accounts payable, identifying and evaluating prospective initial Business Combination candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating and consummating the Business Combination. As of the date of the filing of this report, management has indicated that it does intend to extend the term of after its initial term expires.

We are within 12 months of its mandatory liquidation date as of the date of the filing of this report. In connection with our assessment of going concern considerations, we have until January 14, 2024 (as extended) to consummate a Business Combination. It is uncertain that the Company will be able to consummate a Business Combination by that time. If a Business Combination is not consummated by this date, there will be a mandatory liquidation and subsequent dissolution of Bannix. Bannix has determined that the insufficient funds to meet the operating needs of Bannix through the liquidation date as well as the mandatory liquidation, should a business combination not occur, and potential subsequent dissolution raise substantial doubt about our ability to continue as a going concern.

These unaudited condensed financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

132

Critical Accounting Policies

The preparation of these condensed financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates. We have identified the following as our critical accounting policies:

Fair Value of Warrant Liability

The Company accounted for the Private Placement Warrants issued in connection with the IPO and private placement in accordance with the guidance contained in ASC Topic 815, “Derivatives and Hedging” whereby under that provision, the Private Warrants did not meet the criteria for equity treatment and were recorded as a liability. Accordingly, the Company classified the Private Warrants as a liability at fair value and adjusts them to fair value at each reporting period. This liability is re-measured at each balance sheet date until the Private Warrants are exercised or expire, and any change in fair value is recognized in the Company’s statements of operations. The Public Warrants are classified as equity.

Common Stock Subject to Redemption

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in ASC Topic 480, “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption (if any) are classified as a liability instrument and measured at fair value. Conditionally redeemable common stock (including common stock that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity and subsequently measured at redemption value. At all other times, shares of common stock are classified as stockholders’ equity. The Company’s shares of common stock sold as part of the IPO feature certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, all shares of common stock subject to possible redemption are presented at their net carrying value and classified as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet. The initial carrying value of the common stock subject to redemption is recorded at an amount equal to the proceeds of the public offering less (i) the fair value of the public warrants and less (ii) offering costs allocable to the common stock sold as part of the units in the public offering. In accordance with the alternative methods described in ASC Subtopic 480-10-S99-3A(15), “Classification and Measurement of Redeemable Securities.” the Company has made an accounting policy election to accrete changes in the difference between the initial carrying amount and the redemption amount ($10.10 per share) over the period form the IPO date to the expected redemption date. For purposes of accretion, the Company has estimated that it will take 15 months for a business combination to occur and accordingly will accrete the carrying amount to the redemption value using the effective interest method over that period. Such changes are reflected in additional paid in capital, or in the absence of additional paid-in capital, in accumulated deficit.

In December 2022 the Company changed the methodology on a go-forward basis to recognize changes in redemption value immediately as they occur and adjusts the carrying value of redeemable common stock to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable common stock are affected by charges against additional paid-in-capital (to the extent available) and accumulated deficit.

133

Off-Balance Sheet Arrangements; Commitments and Contractual Obligations

Registration Rights

Pursuant to a registration rights agreement entered into on September 10, 2021, the holders of the founder shares, the private placement units and private placement units that may be issued upon conversion of working capital loans will be entitled to registration rights pursuant to a registration rights agreement to be signed prior to or on the closing date of this offering requiring us to register such securities for resale. The holders of these securities are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of our initial business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriters Agreement

The underwriters are entitled to a deferred underwriting discount of $225,000 in the aggregate which will be payable to the underwriters from the amounts to be brought in by the sponsors solely in the event that we complete a business combination, subject to the terms of the underwriting agreement. Additionally, the underwriters will be entitled to a business combination marketing fee of 3.5% of the gross proceeds of the sale of Units in the initial public offering held in the trust account upon the completion of the initial Business Combination subject to the terms of the underwriting agreement.

Related Party Transactions

Quantitative and Qualitative Disclosures About Market Risk

We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information otherwise required under this item.

Executive Officers of Bannix

Directors and Executive Officers

As of the date of this proxy statement, our directors and officers are as follows:

Name	Age	Title
Douglas Davis	64	Co- Chairman of the Board of Directors, Chief Executive Officer, Secretary and Principal Executive, Accounting and Financial Officer
Craig J. Marshakz	63	Co-Chairman of the Board of Directors
Jamal “Jamie” Khurshid	46	Director
Eric T. Shuss	57	Director
Ned L. Siegel	71	Director
Subash Menon	57	Director

134

Douglas Davis is a seasoned executive with management experience across many areas including M&A, capital raising, sales and business development. Since 2001, Mr. Davis has served as the Managing Partner of CoBuilder, Inc., a consulting organization providing services for large and small corporate entities associated with increasing efficiencies, including increasing market penetration, revenues and profit; also, from 2008 to 2018, Mr. Davis served as the CEO of BitSpeed LLC, an extreme file transfer software solution. In addition, from July 2018 to April 2020 Mr. Davis served as the Chief Executive Officer of GBT Technologies, Inc. Mr. Davis received an AB Political Science from Stanford University and an MBA (Concentration in Finance and Strategic Management) from UCLA Anderson Graduate School of Management. Mr. Davis is a manager of Instant Fame LLC

Craig J. Marshak has served as the Vice Chairman and Co-Founder of Moringa Acquisition since February 2021 to present. Mr. Marshak has a 25-year track record in investment banking, private equity and venture capital, in each case with a significant Israel-based focus. Since January 2010, Mr. Marshak has served as Managing Director at Israel Venture Partners, or IVP, a platform used by him and investment colleagues to identify opportunistic Israel based global growth enterprises. Previously, Mr. Marshak served as a Managing Director, and the Global Co-Head, of the Nomura Technology Investment Growth Fund, a merchant banking fund operated from within the London offices of Nomura Securities, focused on growth-stage and venture capital investments in Israel, Silicon Valley and North America. Prior to holding that position, he served as a Director, Investment Banking, in the Restructuring and International Corporate Finance and Cross-Border Capital Markets groups at Schroders, for both its New York and London offices. Mr. Marshak started his career at Morgan Stanley’s merchant banking division in New York. Mr. Marshak has played a principal role in many investments in Israeli companies, most notably (while at the Nomura Technology Investment Growth Fund) the first institutional round for Shopping.com (NASDAQ: SHOP) (which was sold to eBay, after its IPO) and organizing the first institutional round for CyberArk (NASDAQ: CYBR). He earned an A.B. in Political Science and Economics from Duke University, as well as a J.D. from Harvard Law School. From August 2016, Mr. Marshak serves as a director of Nukkleus Inc, which has announced a pending merger with Brilliant Acquisition SPAC. Nukkleus is a financial technology company whose shares are traded publicly in the U.S.

Jamal “Jamie” Khurshid served as an investment banker for over 20 years at Goldman Sachs, Credit Suisse and Royal Bank of Scotland before joining Cinnober Financial Technology, the world’s leading independent exchange and clearing house technology provider, as a senior partner where Mr. Khurshid served from 2013 to 2018. In 2018, Mr. Khurshid co-founded Digital RFQ, a leading digital payments service. From 2020 through 2021, Mr. Khurshid served as the COO of Droit Financial Technology,

135

an enterprise technology firm. Since 2021, Mr. Khurshid joined Financial Strategies Acquisition Corp in June 2021 as Chief Executive Officer, subsequently resigning from the position in January 2022 remaining a director of the company. In August 2021 Mr. Khurshid was appointed Chief Operating Officer at Nukkleus Inc, which has announced a pending merger with Brilliant Acquisition SPAC. Nukkleus is a financial technology company whose shares are traded publicly in the U.S. In September 2021 he co-founded and is a director and Chairman of Jacobi Asset Management Holdings Limited in the United Kingdom and parent company of Jacobi Asset Management PCC Limited, an ETF issuer in Guernsey. In November 2021 he was appointed as Chief Operating Officer and Director of Caduceus Foundation, a blockchain technology company in Singapore. He is a Board member of 4Phyll Private Limited, a BioPlastics technology company in Singapore and Non-Executive Director for OneCycle Group, a chemical engineering technology provider in the UK. In 1997, Mr. Khurshid graduated from the University of Reading in the United Kingdom with second class honours as a Bachelor of Science in Environmental Science. Mr. Khurshid was voted by financial news as one of the top 40 under 40 in European trading and technology (2014) and ranked in the ‘Exchange invest’ Top 1000 most influential people in global financial markets in 2017.

Eric T. Shuss has extensive knowledge and expertise in growing and running high-tech companies, from start-ups to thriving ongoing ventures. Over his 35-year career, he has worked at mid-to-large companies as a Senior Industry Analyst, Managing Consultant, Director of Information Systems, Director of Operations, CEO, COO, Vice President, and President. These roles have been within high-profile businesses in AI and Robotics, I.T./ERP sales and consulting firms, high-tech manufacturers, Telecomm, retail operations, and distributors. Most recently, from May 2019 until present, Mr. Shuss has served as a Senior Industry Analyst for Avantiico representing the company in all customer and partner interactions for its professional services practice. Prior to his current role, Mr. Shuss, managed and owned a consulting business, Peryton Systems, from April 2016 to May 2019 which was an independent consulting firm engaged to facilitate the commercialization of innovative technologies in Artificial Intelligence, VR/AR, ERP, Supply Chain and Logistics. Mr. Shuss has also held various other roles including Senior Industry Analyst/Presales for Hitachi Corporation. Mr. Shuss is an author and futurist who serves on several advisory boards and has a keen understanding of technology and can see the big picture to find ways for people to access and benefit from technology, which is the key to his success. Mr. Shuss attended California State University Long Beach studying Computer Science.

Ned L. Siegel has had a long and distinguished career as a senior U.S. government official and businessman. He was appointed by then President George W. Bush as the U.S. Ambassador to the Commonwealth of the Bahamas from October 2007 to January 2009. He was also appointed by President Bush to serve under Ambassador John R. Bolton at the United Nations in New York, serving as the Senior Advisor to the U.S. Mission and as the U.S. representative to the 61st Session of the United Nations General Assembly. Prior to his ambassadorship, he was appointed to the Board of Directors of the Overseas Private Investment Corporation (OPIC) from 2003 to 2007. Appointed by then Governor Jeb Bush, he served as a Member of the Board of Directors of Enterprise Florida, Inc. (EFI) from 1999-2004. EFI is the state of Florida’s primary organization promoting statewide economic development through its public-private partnership. In addition to his public service, Ambassador Siegel has over 30 years of entrepreneurial successes. Presently, he serves as President of The Siegel Group, a multi-disciplined international business management advisory firm specializing in real estate, energy, utilities, infrastructure, financial services, oil and gas and cyber and secure technology. Ambassador Siegel also serves on the Board of Directors and Advisory Boards of other numerous public and private companies, and private equity groups. He graduated Phi Beta Kappa from the University of Connecticut in 1973 and received a juris doctorate from the Dickinson School of Law in 1976. In December 2014, he received an honorary degree of Doctor of Business Administration from the University of South Carolina. Mr. Siegel has previously served as a member of the Board of Directors of Healthwarehouse.com, Inc. from June 2013 to September 2016, and GBT Technologies Inc. from May 2017 to April 2020. Since July 2021 to the present, Mr. Siegel serves as director with Worksport Ltd a public company, and since November 2021 to the present on the board of LaRosa Holding Corp, currently in the process of IPO on NASDAQ. Ambassador Siegel received a BA from the University of Connecticut in 1973 and JD from the Dickinson School of Law in 1976. In December 2014, he received an honorary degree of Doctor of Business Administration from the University of South Carolina.

136

Subash Menon has been our Chairman of the Board of Directors and Chief Executive Officer from January 2021 until October 2022. Mr. Menon is the Chief Executive Officer of Pelatro Plc, an AIM and LSE listed entity. Pelatro Plc offers campaign management and loyalty management solutions for telecommunication companies and these solutions are part of the overall Customer Engagement space within the telecom industry. At Pelatro, Mr. Menon is responsible for sales, marketing, finance, legal and investor relations. Prior to co-founding Pelatro in 2013, Mr. Menon had founded and led Subex Limited for 20 years (from 1992 to 2012). Mr. Menon successfully took Subex from startup stage, through an IPO to a company that generated revenue of over $110 million, with 200 customers across 80 countries. During that period, Subex completed several acquisitions of companies in the U.S., UK and Canada. Under Mr. Menon’s leadership, Subex achieved several milestones – the first software product company to list in India, the first Indian software company to acquire an overseas company and the first Indian company to use GDR as an instrument for acquisition. For the innovative achievements Mr. Menon achieved at Subex, he was named a “Mover & Shaker” in the Indian software industry. Subex also won the “NASSCOM Innovation Award” and “One of the 8 Most innovative Companies” award from NASSCOM. Mr. Menon has a graduate degree in Electrical Engineering from National Institute of Technology, Durgapur and is a Distinguished Alumnus. Mr. Menon has presented numerous papers on business at international fora.

INFORMATION ABOUT THE COMPANY

Unless the context otherwise requires, all references in this subsection to “we,” “us,” or “our” refer to Company prior to the consummation of the Business Combination.

Overview

EVIE Autonomous Group Ltd. (the “Company” or “EVIE”) is a pre-revenue innovations group based in the United Kingdom. EVIE brings together existing artificial intelligence and autonomous technology with decades of automotive industry expertise.

EVIE was incorporated in May 2023 for the purpose of acquiring intellectual property and business rights owned by Aim Technologies Ltd. (“AIM”) and Cavonix Ltd. (“Cavonix”) with the goal of further developing the related business. In October 2022, AIM acquired the assets of Westfield Autonomous Vehicles Ltd. (“Westfield”) from its insolvency administrator. EVIE subsequently acquired the intellectual property and business rights from AIM and Cavonix in May 2023 through separate Asset Purchase Agreements with AIM (for the Aim and WAV IP) and Cavonix. The existing electric autonomous pod platform initially developed by Westfield has moved 6.3 million passengers at London Heathrow T5 since 2011. EVIE has now upgraded this pod platforms with its level four autonomous stack, enabling them to operate safely outside of a guideway. A “pod” or autonomous pod, also known as a driverless pod or autonomous shuttle, we mean a small, self-driving vehicle designed for short-distance transportation of people or goods in controlled environments, such as airports, smart cities, warehouses, or private developments. These pods typically accommodate four to eight passengers and are equipped with a variety of sensors, in EVIE’s cameras and radar, to navigate safely and independently. EVIE has its principal operations in Stoke-on-Trent, the United Kingdom.

137

The Company is a pre-commercial stage advanced artificial intelligence (“AI”), robotics and autonomous mobility developer. The Company owns an extensive library of intellectual property related to its core areas of expertise, originally developed and sold to the Company by AIM and Cavonix. EVIE’s core product is a complete and reliable level four autonomous technology stack that Original Equipment Manufacturers (OEM) can install on their own equipment to enable it to self-drive and operate. This system in essence can be “Lifted and Shifted” from one vehicle type to another. We believe it is provided at a low price point, enabled by a propriety software architecture, which is purpose built for robotics and autonomous development.

This architecture allows EVIE to rapidly develop, deploy and test, saving time and money over traditional development approaches. It also requires fewer processing resources reducing the cost further and improving system efficiencies. We expect to use the autonomous technology system to generate recurrent revenues from licensing and unlock the “autonomy as a service” business models.

In EVIE’s autonomous systems, a diverse array of Artificial Intelligence (AI) technologies are employed, encompassing Convolutional Neural Networks (CNN), Recurrent Neural Networks (RNN), and Artificial Neural Networks (ANN). These signal-based AI’s play a crucial role in discerning patterns and shapes within streams of sensor data, replicating the intricate processes of the human brain. Their primary functions involve identifying the vehicle’s path, as well as classifying and ranging objects along or near the designated route. All EVIE’s AI Neural Networks are meticulously crafted in-house, and it retains exclusive intellectual property rights over their development. To optimize processing speed with minimal latency tailored to our specific applications, EVIE engineered its own Neural Networks utilizing Intel FPGA chips, which are programmable and EVIE believes yield the lowest possible latency.

Moreover, AI is integrated into RADAR sensors, employing RNNs, ANNs, and mathematical methodologies to precisely localize the scanned RADAR area. This AI capability extends to image processing for localization and Level 4 driving, providing redundancy in scenarios where GPS signals are unavailable. The entire suite of “AI on a chip” software is an internal development accomplished by EVIE’s partner companies, ensuring exclusivity to our products. EVIE believe this holistic approach underscores our commitment to cutting-edge AI technology for the advancement of autonomous systems.

EVIE is developing a range of autonomous mobile platform concepts intended to transform industries such as logistics, public service, and mass transit in off highway, controlled environments. EVIE intends to have these produced under license by established production partners with the goal of providing global scale without the associated capital expenditure needs. The goal is to provide for endless applications to be delivered at an unmatched, affordable price point, unlocking significant global demand.

138

The Company anticipates it will take 18 - 24 months to have completed the evolution of the future mobility platforms and have a viable commercial product ready. However, the technology stack that makes up the “autonomy” part of the EVIE’s product (i.e. the AI and drive by wire systems), are currently installed on customer vehicles and being tested in anticipation of commercialization. Furthermore, while we have not sold the full technology stack except for testing purposes various parts of the technology stack are currently offered commercially. The pod initially developed by Westfield is currently in use at Heathrow airport. The pod however is not currently in production and EVIE does not anticipate producing any new units until it has developed the pod v2.0. Development of the v2.0 of the pod is anticipated to take between 12 and 18 months.

Strengths and Strategy

Highly experienced and proven team. EVIE’s management team has significant experience in motorsport, automotive and electric vehicle development, providing expertise and services to major blue-chip OEMs. The team has a proven track record of delivering technical projects on time and on budget.

EVIEs founder and Chief Executive Officer, Steven Lake, is a self-made entrepreneur who has developed a range of innovations in motorsport, sensor technology and vehicle integration capabilities. EVIE, through Mr. Lake, has assembled a team of experienced and accomplished industry professionals. Included is the team that has developed the proven vehicle autonomy technology with radar and sensor, robotics and kinematic capabilities, which forms EVIE’s core technology offering. The original pod engineering lead responsible for its production and operations is incorporated into the team along with leading electric engineering capabilities and integration experience of electric and critical vehicle safety systems. The leadership team includes proven commercial and business turnaround experience for large international OEMs and smaller more agile SMEs here in the UK providing a diverse blend of experiences that can support Evie as it develops at all stages of growth.

A complete Autonomous Technology Stack - The core autonomous technology has been the subject of over a decade of development and has been installed on a farmer robot, autonomous passenger pods, a monster truck, a Sports Utility Vehicle and a full-size bus as well as our own Monster Truck, Mart-e. The stack is built off a unique and proprietary software development architecture that has been incorporated into EVIE as part of the business combination. The autonomous technology development has been completed and the stack is commercially available at a low cost, making the system extremely affordable for OEM partners and transforming the economics of autonomy, making it much more commercially feasible for end users today.

Intellectual Property - Cavonix developed the source code for CavLab. This is a proprietary operating system tailored specifically for Robotics & Autonomous applications. All the associated programming tools and languages are protected under copyrights. EVIE has a number of patent applications covering the following:

●	Multithreading mechanism for optimising CPU usage between applications.

●	Graphical programming environment for linking interpreted code modules.

●	Localisation during GPS/GPR denial using an AI RNN on Odometry and IMU.

●	Digital Twin system for integrating processing hardware in a real-time development environment.

●	4D AI Radar system for object detection and localisation on Autonomous Vehicles.

139

The above and the associated CavLab applications have been sold to EVIE in connection with the Asset Purchase Agreement entered between EVIE and Cavonix. The IP and associated know-how of the Drive by Wire control (X-by-Wire) system that interfaces with a vehicles’ brakes, throttle and steering via the Controller Area Network, which is a communication protocol commonly used in vehicle control systems, is also being transferred to EVIE from Aim. All. A of the Westfield technologies IP including the Pod IP from the acquisition by Aim l be transferred to EVIE.

EVIE is part of a Tier 1 automotive supply chain. EVIE has no desire to manufacture vehicles, rather it wants to design and to work with select partners who can produce them globally. This approach is expected to significantly reduce capital expenditures, whilst providing for instant scale.

Unlocking recurring compounding revenues. EVIE’s systems will enable “autonomy as a service” business model, generating revenue as the systems are used and operated. As more vehicles have the system installed, this compound and can produce exponential growth.

Significant Total Addressable Market - The Total Addressable Market (TAM) for autonomous future mobility platforms is forecast to be more than $745 billion by 2030. Report by Markets and Markets - “Automated Passenger Movers and Autonomous Pods Market by Application (Airport, Industrial, and Commercial) and Region (North America, Europe, Asia Pacific, and Rest of the World), Forecast to 2030,” Others are reporting that the global autonomous vehicle market was valued at $76.13 billion in 2020, and is projected to reach $2,161.79 billion by 2030, registering a CAGR of 40.1% from 2021 to 2030. Report by - https://www.alliedmarketresearch.com/autonomous-vehicle-market

The market can be segmented into the movement of people and cargo across a range of settings and applications, such as off highway personal rapid transit, public mass transit, ground support vehicles for logistics industry and agriculture.

Significant opportunity to provide reliable and effective autonomy systems for off highway vehicles and equipment globally. EVIEs autonomy technology is ready to be sold to major equipment and vehicle manufacturers enabling them to self-drive and self-operate. This removes considerable development risk for the OEM. EVIEs universal autonomy can be installed on any off-highway vehicle running on any power train. EVIE also provides comprehensive fleet management services, allowing assets to be utilized as needed with remote supervision and control if needed. Mr Steven Lake has developed strong relationships with major blue-chip OEMs and is part of a tier 1 automotive supply chain partnership, providing market access.

Strategic Location in the middle of the UK - The UK has a strong science and technology community and is recognized as a world leader in aerospace and motorsport, which provides the company with a base of highly skilled resources. The founder of EVIE, Mr. Steven Lake understands the UK market well. Being based in the midlands affords EVIE with good coverage of the UK with access to multiple universities, the engineering capabilities of Derby, Nottingham, Leicester, Birmingham and Coventry.

140

Key Agreements and Partnerships

After acquiring substantially all the assets of Westfield in May 2023, which was initially acquired by AIM in October 2022, EVIE has received multiple enquiries for autonomous vehicles internationally. The acquisition of IP and production rights of the autonomous pods operating at London Heathrow Terminal 5 provided a credible reference base of successful commercial operations since May 2011. Personal Rapid Transit at airports, amusement parks, zoos and other off highway environments has significant demand especially when this can be provided without the underlying guideway structure. By updating these pods to be able to operate in the open, outside of a guideway, this has stimulated further market interest.

Research and Development

EVIE is an innovations entity and has a pipeline of innovations to support its core mission to move vehicles, people and goods autonomously improving sustainability, efficiency and safety.

EVIE has a complete autonomous technology stack that has been installed on multiple vehicle types. This stack includes sensors, autonomous control system, localization and integration with the vehicles throttle, steering and brakes. This is ready for commercial deployment and can be acquired commercially by any OEM and after configuring it and calibrating it for the target vehicle enables their own vehicles to enable them to self-drive and operate. As well as the components, EVIE owns the underlying operating system that the stack runs on, CavLab. This software is the key to the ability to rapidly develop the capabilities and adapt the stack for each vehicle type.

New sensors are continuously developed along with upgraded processors. The architecture of CavLab allows EVIE to quickly integrate and test new entrants. If superior performance is observed by components, such as sensors, then CavLab can easily incorporate these. EVIE R&D activity will involve continuous review of market participants, benchmarking and improvement to the core autonomous technologies in a structured manner.

These activities are expected to relate primarily to continued research and development as EVIE produces, tests and validates engineering and pre-production vehicles, integrates third-party components, develops its proprietary software and systems, completes pod design work and prepares for commercial production.

EVIE expects that most of these activities will be completed at its innovation center by its employees and intends to hire additional research and development personnel in the near term. However, EVIE has utilized third party design and engineering firms for certain development activities to date and may continue to do so as it continues to enter the market.

M&A Strategy

EVIE business plan is predicated on organic growth, however it is possible to accelerate EVIE’s go to market and product development strategy with select acquisitions that can support our core mission, help accelerate our growth and sales, as well as securing additional supply chain capabilities, complimentary IP and augment our innovation pipeline.

The implementation of any acquisition will depend on EVIE’s ability to secure sufficient additional capital and stakeholder approval. EVIE does not have any plans to implement any acquisitions at this point in time.

141

Business Development

Sourcing

EVIE’s bill of materials for its range of Evie 2.0 autonomous pods and future mobility platforms is expected to consist of a range of components that will finalized as part of the design for production phase, with the core autonomy stack developed in house based on the technology acquired from Cavonix. The integration capabilities, drive train (motors inverters and battery) along with the chassis, body work and interior fit out will be acquired from third parties with existing supply arrangements in place.

A Tier 1 supply chain network was inherited from AIM, which provides procurement supplier and technology access for EVIE. This is key barrier for new entrants to overcome. The company will evaluate each supplier with competitive tendering to ensure that the optimum solution is utilized.

The automotive supply chain partnership capability will become part of Evie Autonomous Group following the business combination. This provides significant commercial advantages in terms of pricing and availability as well as enabling the supply of our technologies to blue chip OEMs.

Sales and Marketing

EVIE anticipates that its sale of its autonomous pods to fleet operators and project owners such as London Heathrow Airport. EVIE will therefore focus on sales to projects that move people in controlled environments via the development of the market awareness of products and capabilities. There are multiple stakeholders for any large-scale autonomous pod installation project, such as architects and project management consultancy firms. EVIE intends to develop strong relationships with these indirect parties providing a key channel for enquires.

For the sale of the level 4 autonomous technology stack EVIE will focus on developing its brand awareness through direct channels such as outreach communications, advertising, thought leadership, shows and demonstrations and offline media along with its network of agents and representatives globally.

EVIE has planned and budgeted to invest significantly in business development and brand awareness.

Governmental Regulation and Support

The regulatory framework and certification standards for autonomous vehicles are still emerging and EVIE is consulting with the authorities on the definition of a set of acceptable standards for autonomous equipment and ground support vehicles production and their operations.

Vehicle Safety and Testing Regulation

EVIE will endeavor to exceed any standards and certification required for operations in the target territory along with the relevant operational standards for those such as airports. EVIE anticipates providing two separate products for airports, namely landside people moving pods and airside people and goods moving pods. The landside product is lightly regulated as it is considered operation in a controlled environment. The airside product, however, is considered Ground Handling Equipment (“GSE”) which is tightly regulated by the relevant civil aviation authority. The International Civil Aviation Authority is responsible for setting general standards for the operations of GSEs and these are contained in Annex 11 to the Convention on Civil Aviation. Regulations for autonomous GSEs are still being developed although various civil aviation authorities, including the Federal Aviation Administration in the United States, have issued special airworthiness certificates for autonomous GSEs. EVIE follows changes in the regulatory environment as they happen but does not anticipate changes that will prevent the operation of autonomous GSEs.

142

Battery Safety and Testing Regulations

Our battery packs must conform to mandatory regulations governing the transport of “dangerous goods,” that may present a risk in transportation, which includes lithium-ion batteries, and are subject to regulations issued by the PHMSA These regulations are based on the UN Recommendations on the Safe Transport of Dangerous Goods Model Regulations and related UN Manual Tests and Criteria. The regulations vary by mode of transportation when these items are shipped (e.g., by ocean vessel, rail, truck or air).

Environmental Credits

It’s important to note that the generation and trading of environmental credits often depend on local regulations, policies, and market mechanisms. The specific credits that can be generated from autonomous vehicle production and operation may vary by region and over time. Companies and organizations operating autonomous vehicle fleets may need to work with regulatory bodies and carbon credit markets to take full advantage of these potential benefits.

Environmental Regulations

EVIE will comply with its environmental responsibilities in all regions it operates in, includes the compliance with all local laws and regulations.

Government Support

The UK government and many international governments recognize the need to support and foster innovation that can improve productivity, safety and sustainably. This has resulted in considerable funding and grants to be available to suitably qualified entities such as EVIE. The board continually reviews these and will apply where there is merit and clear benefits.

Legal Proceedings

From time to time, EVIE may become involved in legal proceedings arising in the ordinary course of business. EVIE is currently not a party to any legal proceedings the outcome of which, if determined adversely to EVIE, would individually or in the aggregate have a material adverse effect on its business, financial condition, or results of operations.

Key Trends, Opportunities, and Uncertainties

EVIE is a pre-commercial; pre-revenue company and believes its future performance and success depend to a substantial extent on its ability to capitalize on the following opportunities, which in turn are subject to significant risks and challenges, including those discussed below and in the section of this proxy statement titled “Risk Factors.”

143

Commercialization and Supplier Relationships

EVIE has completed the development of the autonomous technology stack which can be easily installed to any target vehicle. The integration and calibration for each vehicle is made more efficient from the use of CavLab. This still requires some integration activity and engineering capability from both EVIE and the customer OEM.

In order to reach its initial production and sales goals, EVIE plans to undertake the following actions:

EVIE will continue and ramp up research and development activities to complete the engineering and design of the Evie 2.0 concept range, which remains pending the identification and integration of all components into the vehicle, completion of testing and certification.

EVIE further aims to partner with key service providers to enable EVIE to serve fleet operators and other customers efficiently and effectively for aftermarket parts and service and charging infrastructure. EVIE management believes that most fleet operators use service agreements with third-party service providers to maintain and repair their fleets and provide aftermarket parts, and that an arrangement with a national service provider would be attractive to fleet customers considering purchasing pods.

EVIE’s business model leverages existing parts and processes, which it plans to acquire through strategic relationships and other industry leaders. Given these factors, EVIE believes it has a clear path to market penetration.

Market Trends and Competition

The adoption of autonomous vehicles in off-highway environments, such as agriculture, mining, construction, and forestry, is a growing trend. These industries are increasingly turning to autonomous technology to improve efficiency, reduce costs, and enhance safety. Here are some market trends for autonomous vehicles operating in off-highway environments:

Autonomous vehicles, including tractors and harvesters, are being used in agriculture to optimize planting, harvesting, and irrigation. These vehicles can operate more precisely, reducing waste and improving yields.

Autonomous haul trucks, dozers, and excavators are becoming more common in the mining industry. They can operate 24/7 in challenging environments, increasing productivity and reducing the risk to human operators.

Autonomous construction equipment, such as bulldozers and graders, is being used for tasks like grading and earthmoving. These machines can work with high precision and consistency.

One of the key drivers for adopting autonomous technology in off-highway environments is safety. Autonomous vehicles can work in hazardous areas, reducing the risk to human operators and improving overall workplace safety.

Labor-intensive industries like agriculture and mining can benefit from reduced labour costs through the use of autonomous vehicles. These vehicles can work continuously without breaks or shifts.

144

Autonomous off-highway vehicles generate vast amounts of data, which can be used for analytics, maintenance, and optimization. Connectivity plays a crucial role in transferring data between vehicles and central control systems.

Companies are increasingly offering customized solutions to meet the unique needs of specific industries. Integrating autonomous technology with existing equipment is also a growing trend.

Companies often collaborate with technology providers, software developers, and autonomous system integrators to bring autonomous solutions to the market. These partnerships help leverage expertise from multiple domains.

The off-highway industry is under increasing pressure to reduce its environmental impact. Autonomous technology can help optimize operations, reduce fuel consumption, and minimize emissions.

Continuous research and development are ongoing to improve the capabilities of autonomous vehicles in off-highway environments, including the use of advanced sensors, machine learning, and artificial intelligence.

As these trends continue to evolve, EVIE expects increased adoption of autonomous technology in off-highway environments, driven by the potential for increased productivity, safety, and sustainability.

EVIE’s key market opportunities are considered to be;

1.	The movement of people and goods in airport and ports

2.	The movement of people from car parks to venues such as conference centers, amusement parks, zoos, safari parks and gated communities.

3.	The movement of people and goods in a smart city, fully connected environments, where the human drivers are limited or excluded from the proposed routes.

4.	The movement of people and goods within industrial complexes between buildings and neighboring sites.

5.	Autonomous Robotic Platforms for Agricultural applications.

6.	The development of electric mobility platforms with autonomy built in for sale to third party OEMs.

7.	The sale of our autonomy technology stack to other off highway equipment manufacturers for integration into their equipment.

Production and Design

Scaling to meet global demand with high quality output. EVIE plans to work with established quality production partners who have the scale and the processed in place to build to spec our Evie 2.0 range of pods and platforms. This strategy relies on the identification and close cooperation with select production partners.

The core autonomy stack will be supplied by EVIE to these partners along with other critical components. This build under license plan gives EVIE instant scale without the associated capital requirements along with access to government support for manufacturing where the partners are located, enabling a global production footprint.

145

Regulatory Landscape

The regulatory landscape for autonomous vehicles is emerging and varies significantly from one country and region to another. EVIE is focused on the provision of autonomous platforms for operations in controlled off highway, private environments which are subject to normal business risk and health and safety assessment that tend to be less onerous than the emerging road-based certification requirements. Ultimately EVIE needs to ensure its products are safe and reliable and insurable.

Regulations often define the role of the “driver” in autonomous vehicles, and this varies from fully autonomous (no human intervention required) to levels where human supervision may still be necessary. Liability and insurance frameworks have been established to determine responsibility in the event of accidents or failures. EVIE systems provide for level 4 autonomy (no human driver required), they are fully monitored and supervised with the ability to take over remotely if needed.

EVIE MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of our consolidated financial condition and results of operations should be read together with our audited and unaudited consolidated financial statements and related notes appearing elsewhere in this proxy statement. Some of the information contained in this discussion and analysis or set forth elsewhere in this proxy statement, including information with respect to our plans, objectives, expectations, projections and strategy for our business, includes forward-looking statements that involve risks and uncertainties. As a result of many factors, including those factors identified below and those set forth in the “Risk Factors” section of this proxy statement, our actual results and the timing of selected events could differ materially from the forward-looking statements contained in the following discussion and analysis. Please also see the section titled “Forward-Looking Statements.”

Although we have acquired intellectual property from AIM and Cavonix, we were only recently formed and we have not generated or realized any revenues from our business operations. We will attempt to generate revenues from Pods and OEM Cavonix units. As of the date hereof, we do not have any contracts, but are attempting to do so at this time. We have not earned any revenue to date. We anticipate that we will have revenues through the sale of Cavonix-branded guidance systems to OEMs, spare parts, support services, and customer pilots in 2024 and in 2025, and anticipate it will be 18 to 24 months before we have a viable second version of the Evie Pod available as a commercial product. We do not have sufficient cash to maintain operations for the next twelve months.

If we need additional cash and cannot raise it, we may have to suspend operations until we raise more cash, or cease operations entirely. Other than as described in this paragraph, we have no other financing plans.

To successfully implement its business plan EVIE will need to either retain sufficient funds in the BNIX trust account which currently holds $31 million or raise funds elsewhere. The management of EVIE believes the proceeds of the business combination will be sufficient to support these business development activities. Additional funding may, however, be required for a variety of reasons, including, but not limited to, the proceeds of the Business Combination being less than anticipated due to large redemptions, delays in anticipated schedule to complete the design of the EVIE’s products among other factors. EVIE’s budget projections may be subject to cost overruns for reasons outside of our control and we may experience slower sales growth than anticipated, which would pose a risk to our achieving cash flow positivity.

146

Should EVIE need to raise additional funding its management believes that its combination of a working product, debt free intellectual property and large applicable market will ensure the company’s access to finance on reasonable terms. There can, however, be no assurance that EVIE will be able to access finance on any terms.

To date the investment in the IP acquired by EVIE consists primarily of research and development costs such as personnel costs for engineering and research, prototyping costs and contract and professional services. EVIE intends to incur significant additional research and development costs as it begins production, specifically related to product development, validation, and certification.

Plan of Operation for the next 12 Months

Our plan of operation for the next twelve months following is to complete on the Evie 2.0 pod design transformation plan. The transformation plan starts with the design and development of a modular, scalable, autonomous, electric platform that acts as the core for endless applications. The team has significant expertise in EV design and development with an existing tier 1 supply chain in place. It is vital that the design and production design processes are optimized to ensure that we can deliver high quality, affordable and reliable pods which exceed operating service levels and lifespan expectations.

In parallel Evie will further develop market awareness of its both its Evie 2.0 pod range and its Level 4 autonomy technology stack, available for OEM partners that manufacture equipment to enable them to self-drive and self-operate.

In order to satisfy the demand for the Evie 2.0 pods we will need to complete on strategic partnership agreements with select production partners that have the necessary scale and capability.

Liquidity and capital resources

As of June 30, 2023, we have yet to generate any revenues from our business operations. As of June 30, 2023, our total assets were $-0- and our total liabilities were $126.

Going Concern

Our auditors have expressed a going concern issue that notes our need for capital and/or revenues to survive as a business. The ability of registrant to continue as a going concern is dependent on our ability to further implement its business plan and raise capital.

Our continued existence is dependent upon our ability on additional investment capital to fund operating expenses. Through the merger with Bannix, we intend to position itself so that it may be able to raise additional funds through the capital markets. In light of management’s efforts, there are no assurances that the registrant will be successful in this or any of its endeavors or become financially viable and continue as a going concern.

EXECUTIVE AND DIRECTOR COMPENSATION

Throughout this section, unless otherwise noted, “Company,” “EVIE,” “we,” “us,” “our” and similar terms refer to EVIE Autonomous Group Ltd. and its subsidiary prior to the consummation of the Business Combination.

Executive Compensation

No compensation has been paid to the executives and director of EVIE since inception through the closing of the Business Combination.

147

BENEFICIAL OWNERSHIP

The following table and accompanying footnotes set forth information regarding the (1) actual beneficial ownership of shares of Bannix Common Stock as of October 17, 2023, and (2) expected beneficial ownership of shares of New Company common stock immediately following the consummation of the Business Combination (assuming a “no redemption” scenario and assuming a “net tangible asset scenario” as described below) by:

●	Bannix’s current executive officers and directors;

●	each person who is expected to become one of the executive officers or directors of New Company following the Business Combination, assuming the Director Election Proposal is approved;

●	all of Bannix’s current executive officers and directors as a group, and all of the executive officers and directors of New Company, assuming the Director Election Proposal is approved, as a group; and

●	each person who is known to be the beneficial owner of more than 5% of the outstanding Bannix Common Stock or is expected to be the beneficial owner of more than 5% of shares of New Company common stock following the Business Combination.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security, or has the right to acquire such powers within 60 days.

The beneficial ownership of shares of Bannix Common Stock prior to the Business Combination is calculated based on 5,463,613 shares of Bannix Common Stock issued and outstanding as of the Record Date. For purposes of the table below, voting power represents the combined voting power of Common Stock owned beneficially by such person.

The expected beneficial ownership of shares of New Company common stock following the Business Combination is calculated based on 94,713,613 shares (assuming no redemptions) of New Company common stock expected to be outstanding immediately following consummation of the Business Combination, which include 4,250,000 Series A Preferred being converted into common.

The expected beneficial ownership of shares of New Company common stock following the Business Combination also assumes two redemption scenarios as follows:

●	Assuming No Redemptions (Scenario 1): This presentation assumes that no Public Stockholders exercise their right to redeem their Public Shares for their pro rata share of the Trust Account, and thus, the full amount held in the Trust Account as of the Closing is available for the Business Combination; and

●	Net Tangible Asset Scenario (Scenario 2): This scenario assumes that 884,230 shares of Common Stock subject to redemption are redeemed for an aggregate payment of approximately $9.6 million (based on an estimated per share redemption price of approximately $10.89)..

The following table does not reflect beneficial ownership of any shares of New Company common stock issuable upon exercise of public warrants or private placements warrants.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock.

148

New Company Post-Business Combination

	Before the Business		After the Business Combination
	Combination		No redemption		Net Tangible Asset Scenario
	Number	Percent	Number	Percent	Number	Perecent
Name and Address of Beneficial Owner	of Shares	Owned	of Shares	Owned	of Shares	Owned

BETTER WORKS LLC
3448 HOLLY SPRINGS PKWY, CANTON, GA 30115 (1)	281,000	5.14%	291,600	0.32%	—	0.00%

SEA OTTER HOLDINGS LLC BD SERIES
107 GRAND ST FL 7, NEW YORK, NY 10013 (2)	331,250	6.06%	335,000	0.37%	—	0.00%

SIXTH BOROUGH CAPITAL FUND LP
1515 N FEDERAL HWY STE 300, BOCA RATON, FL 33432 (3)	331,250	6.06%	335,000	0.37%	—	0.00%

DOUG DAVIS - CEO & DIRECTOR VIA INSTANT FAME
C/O BANNIX - 8265 W SUNSET # 107, WEST HOLLYWOOD, CA 90046	475,000	8.69%	484,000	0.53%	484,000	0.54%

SURESH YEZHUVATH - FOR SUBASH MENON
FLAT NO 108, AL NABOODAH BLDG B BLOCK, OUD MEHTA, OUD MEHTA DU	585,832	10.72%	599,332	0.66%	599,332	0.67%

CRAIG J. MARSHAK - DIRECTOR
C/O BANNIX - 8265 W SUNSET # 107, WEST HOLLYWOOD, CA 90046	—	0.00%	—	0.00%	—	0.00%

JAMAL “JAMIE” KHURSHID - DIRECTOR
C/O BANNIX - 8265 W SUNSET # 107, WEST HOLLYWOOD, CA 90046	—	0.00%	—	0.00%	—	0.00%

ERIC T. SHUSS - DIRECTOR
C/O BANNIX - 8265 W SUNSET # 107, WEST HOLLYWOOD, CA 90046	—	0.00%	—	0.00%	—	0.00%

NED L. SIEGEL - DIRECTOR
C/O BANNIX - 8265 W SUNSET # 107, WEST HOLLYWOOD, CA 90046	—	0.00%	—	0.00%	—	0.00%

SUBASH MENON - DIRECTOR
C/O BANNIX - 8265 W SUNSET # 107, WEST HOLLYWOOD, CA 90046	—	0.00%	—	0.00%	—	0.00%

STEVEN LAKE - Unit 7 & 8, Riverside 2, Campbell Road, Stoke-on Trent, ST4 4RJ, Staffordshire, United Kingdom	—	0.00%	85,000,000	93.21%	85,000,000	94.79%

ALL OFFICERS & DIRECTORS	1,060,832	19.42%	1,083,332	1.19%	1,083,332	1.21%

(1)	Al Lopez, Managing Member of Better Works LLC holds voting and dispositive control over the securities held by the shareholder.

(2)	Peter Smith the CEO of Sea Otter Holdings LLC BD Series holds voting and dispositive control over the securities held by the shareholder.

(3)	Robert Keyser CEO of Sixth Borough Capital Fund LP holds voting and dispositive control over the securities held by the shareholder.

(4)	Steven Lake will serve as the Chief Executive Officer and a director of Bannix following the closing of the Business Combination.

149

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Party Transactions

The audit committee of our board of directors has adopted a policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions.” Pursuant to the policy, the audit committee will consider (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes our code of ethics or other policies, (iv) whether the audit committee believes the relationship underlying the transaction to be in the best interests of the company and its stockholders and (v) the effect that the transaction may have on a director’s status as an independent member of the board and on his or her eligibility to serve on the board’s committees. Management will present to the audit committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, we may consummate related party transactions only if our audit committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy will not permit any director or executive officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.

Bannix Related Party Transactions

Founder Shares

In February 2021, the Sponsors subscribed for 2,875,000 shares of the Company’s common stock (the “Founder Shares”) for $28,750, or $0.01 per share, in connection with formation. In June 2021, 1,437,500 shares of the Founder Shares were re-purchased by the Company for a total of $14,375. In connection with the upsize of the IPO, on June 10, 2021, an additional 287,500 Founder Shares were issued via a 20% stock dividend, resulting in total Founder Shares outstanding of 1,725,000. All share amounts and related figures were retroactively adjusted.

In March 2021, Suresh Yezhuvath granted an aggregate of 16,668 Founder Shares to other investors (“Other Investors”) at no costs.

On October 20, 2022, pursuant to an SPA, the new Sponsor acquired an aggregate of 385,000 shares of common stock of the Company from Bannix Management LLP, Balaji Venugopal Bhat, Nicholos Hellyer, Subbanarasimhaiah Arun, Vishant Vora and Suresh Yezhuvath and 90,000 private placement units from Suresh Yezhuvath (collectively, the ”Sellers”) in a private transaction.

150

The Sponsors, new Sponsors, Other Investors, Anchor Investors, directors and officer have agreed not to transfer, assign or sell the Founder Shares until the earlier to occur of: (A) one year after the completion of the initial Business Combination or (B) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction after the initial Business Combination that results in all of the public stockholders having the right to exchange their shares of common stock for cash, securities or other property. The Company refers to such transfer restrictions as the “lock-up”. Notwithstanding the foregoing, if the last sale price of the common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial Business Combination, the Founder Shares will be released from the lock-up.

At June 30, 2023 and December 31, 2022, there were 3,961,500 non-redeemable shares outstanding owned or controlled by the Sponsors, new Sponsors, Other Investors, Anchor Investors, directors and officers.

Working Capital Loans – Sponsors and New Sponsors

In order to finance transaction costs in connection with a Business Combination, the new Sponsors or an affiliate of the new Sponsors or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required. If the Company completes a Business Combination, the Company would repay the loans out of the proceeds of the Trust Account released to the Company. Otherwise, the loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay the loans but no proceeds from the Trust Account would be used to repay the loans. On June 30, 2023 and December 31, 2022, there were no loans outstanding under the working capital loan program.

Pre-IPO Loans – Sponsors

Prior to the completion of the IPO, the Company entered into an additional loan agreement with Yezhuvath to finance the expenses associated with preparing for the IPO as follows:

The Company entered into a loan agreement with Yezhuvath with the following terms:

1.		The Company borrowed approximately $805,000 under the loan agreement as follows:
	a.	Deferred offering costs of $50,000 were directly paid by the Sponsor.
	b.	The Company repurchased treasury stock of $7,375 from the Sponsor.
	c.	Proceeds of approximately $747,625 was received directly into the Company from the Sponsor.
2.		Advances under the loan agreement are unsecured and do not bear interest.

151

3.		Following the consummation of the IPO, the loan was repaid/forfeited as follows:
	a.	Against the first approximate $1,030,000 of the note and loan agreement (inclusive of the $300,000 note discussed above), 210,000 Private Placement Units were issued.
	b.	Against the next $75,000 of loan, 15,000 Private Placement Units were issued.

Yezhuvath agreed to make an additional loan to the Company of $225,000 pursuant to the exercise of the over-allotment which would only be drawn down at the time of the Business Combination. The proceeds would be used to pay a portion of the incremental underwriting discount on the over-allotment shares which the underwriter has agreed to defer the receipt of until a Business Combination is consummated. Yezhuvath has agreed to forgive this amount without any additional securities being issued against it.

Company Related Party Transactions

Unless the context otherwise requires, all references in this subsection to the “Company,” “we,” “us” or “our” refer to the business of Company prior to the consummation of the Business Combination, which will be the business of New Company following the consummation of the Business Combination.

On May 8, 2023, the Company’s stockholder contributed assets in exchange for 100 shares of common stock, par value of $1.2617, or $126. In October 2022, AIM acquired the assets of Westfield from its insolvency administrator. EVIE, which was incorporated in May 2023, subsequently acquired the intellectual property from AIM and Cavonix in May 2023 through separate Asset Purchase Agreements with AIM (for the AIM and Westfield intellectual property) and Cavonix. AIM and EVIE are currently 100% owned by Steven Lake, the CEO of both companies. Steven Lake is the controlling shareholder of Cavonix and the remaining shareholders are expected to become directors and shareholders of EVIE on combining with Bannix. Westfield has been liquidated and substantially all off its assets, except for the pods operating at Heathrow Airport, transferred to EVIE. When AIM acquired the assets of Westfield it was done under an as-is where-is contract with the Westfield’s administrators in liquidation. The consideration paid to the estate of Westfield was GBP50,000. When AIM transferred its drive by wire system and related IP to EVIE it transferred the relevant IP and other assets acquired from Westfield at the same time. In May 2023, AIM and Cavonix transferred all relevant IP to EVIE through Asset Purchase Agreements.

DESCRIPTION OF NEW COMPANY’S SECURITIES AFTER THE BUSINESS COMBINATION

As a result of the Business Combination, Bannix stockholders who receive shares of Bannix common stock will become the stockholders of Bannix. Your rights as New Company stockholders will be governed by Delaware law and the Proposed Charter and Proposed Bylaws, if approved. The following description of the material terms of New Company’s securities reflects the anticipated state of affairs upon completion of the Business Combination.

In connection with the Business Combination, Bannix will amend and restate the Current Charter and the Current Bylaws. The following summary of the material terms of New Company’s securities following the Business Combination is not intended to be a complete summary of the rights and preferences of such securities. The full text of the Proposed Charter and the Proposed Bylaws are attached as Annex B and Annex C to this proxy statement. You are encouraged to read the applicable provisions of Delaware law, the Proposed Charter and Proposed Bylaws in their entirety for a complete description of the rights and preferences of New Company securities following the Business Combination.

152

Authorized and Outstanding Stock

The Proposed Charter authorizes the issuance of 410,000,000 shares, consisting of 400,000,000 shares of New Company common stock, $0.0001 par value per share and 10,000,000 shares of preferred stock, $0.0001 par value. As of the Record Date, there were 5,463,613 shares of Bannix common stock outstanding.

Common Stock

The Proposed Charter, which Bannix will adopt if the Charter Amendment Proposal is approved, provides the following with respect to the rights, powers, preferences and privileges of the New Company common stock.

Voting Power

Except as otherwise required by law or as otherwise provided in any certificate of designation for any series of preferred stock, the holders of New Company common stock possess all voting power for the election of New Company’s directors and all other matters requiring stockholder action. Holders of New Company common stock are entitled to one vote per share on matters to be voted on by stockholders.

Dividends

Holders of New Company common stock will be entitled to receive such dividends, if any, as may be declared from time to time by the New Company Board in accordance with applicable law. Bannix has not historically paid any cash dividends on its Common Stock or Class B Common Stock to date and does not intend to pay cash dividends in the foreseeable future. Any payment of cash dividends in the future will be dependent upon New Company’s revenues and earnings, if any, capital requirements and general financial conditions.

Liquidation, Dissolution and Winding Up

In the event of New Company’s voluntary or involuntary liquidation, dissolution or winding-up, the net assets of New Company will be distributed pro rata to the holders of New Company common stock, subject to the rights of the holders of New Company preferred stock, if any.

Preemptive or Other Rights

There are no sinking fund provisions applicable to New Company common stock.

153

Preferred Stock

The Proposed Charter provides that shares of New Company preferred stock may be issued from time to time in one or more series. The New Company Board will be authorized to fix designations to determine and fix the number of shares of such series and such powers, including voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and any qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series. The New Company Board will be able to, without stockholder approval, issue preferred stock with voting and other rights that could adversely affect the voting power and other rights of the holders of New Company common stock, which could have anti-takeover effects. The ability of the New Company Board to issue New Company preferred stock without stockholder approval could have the effect of delaying, deferring or preventing a change of control of New Company or the removal of existing management. Bannix has no preferred stock currently outstanding.

Anti-Takeover Provisions

Proposed Charter and Bylaws

Among other things, the Proposed Charter and Proposed Bylaws (as amended from time to time) will:

●	permit the New Company Board to issue shares of New Company preferred stock, with any rights, preferences and privileges as they may designate;

●	provide that the number of directors of the New Company Board may be changed only by resolution of the New Company Board;

●	provide that, subject to the rights of any series of New Company preferred stock to elect directors, directors may be removed only with cause by the holders of at least two-thirds of the voting power of all of New Company’s then-outstanding shares of voting stock entitled to vote at an election of directors;

●	provide that all vacancies, subject to the rights of any series of New Company preferred stock, including newly created directorships, may, except as otherwise required by law, be filled exclusively by the affirmative vote of a majority of directors then in office, even if less than a quorum;

●	provide that stockholders seeking to present proposals before a meeting of stockholders or to nominate candidates for election as directors at a meeting of stockholders must provide advance notice in writing, and also specify requirements as to the form and content of a stockholder’s notice;

●	provide that, subject to the rights of any series of New Company preferred stock, Special Meetings of New Company’s stockholders may be called only by or at the direction of the New Company Board, the Chairperson of the New Company Board, the Chief Executive Officer, or the President;

154

●	not provide for cumulative voting rights, therefore allowing the holders of a majority of the shares of New Company common stock entitled to vote in any election of directors to elect all of the directors standing for election, if they should so choose.

The combination of these provisions will make it more difficult for the existing stockholders to replace the New Company Board as well as for another party to obtain control of New Company by replacing the New Company Board. Because the New Company Board will have the power to retain and discharge its officers, these provisions could also make it more difficult for existing stockholders or another party to effect a change in management. In addition, the authorization of undesignated preferred stock will make it possible for the New Company Board to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to change the control of New Company.

These provisions are intended to enhance the likelihood of continued stability in the composition of the New Company Board and its policies and to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed to reduce New Company’s vulnerability to hostile takeovers and to discourage certain tactics that may be used in proxy fights. However, such provisions could have the effect of discouraging others from making tender offers for New Company’s shares and may have the effect of delaying changes in our control or management. As a consequence, these provisions may also inhibit fluctuations in the market price of New Company’s stock.

Certain Anti-Takeover Provisions of Delaware Law

Bannix is currently subject to the provisions of Section 203 of the DGCL and New Company will also be subject to these provisions. This statute prevents certain Delaware corporations, under certain circumstances, from engaging in a “business combination” with: a stockholder who owns 15% or more of the pertinent corporation’s outstanding voting stock (otherwise known as an “interested stockholder”), or an affiliate or associate of the interested stockholder, for three years following the date that the stockholder became an interested stockholder.

Per DGCL Section 203, “business combination” includes, among other things, a merger or sale of more than 10% of a corporation’s assets. However, Section 203 would not apply if:

●	the relevant board of directors approves either the business combination or the transaction that made the stockholder an “interested stockholder” prior to the date of the business combination or transaction, as applicable;

●	after the completion of the transaction that resulted in the stockholder becoming an interested stockholder, that stockholder owned at least 85% of the corporation’s voting stock outstanding at the time the transaction commenced, other than statutorily excluded shares of common stock; or

●	on or subsequent to the date of the business combination, such business combination is approved by the New Company Board and authorized at an annual or special meeting of New Company stockholders, and not by written consent, by an affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

These provisions may have the effect of delaying, deferring, or preventing changes in control of New Company.

Redeemable Warrants

155

Public Warrants

There are currently outstanding an aggregate of 7,306,000 warrants (406,000 private and 6,900,000 public),), which, following the consummation of the Business Combination, will entitle the holder to acquire New Company common stock. Upon the Closing, each whole warrant will entitle the registered holder to purchase one share of New Company common stock at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing on the later of 12 months from the closing of Bannix’s initial public offering and 30 days after the completion of the Business Combination, provided in each case that New Company has an effective registration statement under the Securities Act covering the shares of New Company common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or New Company permits holders to exercise their warrants on a cashless basis under the circumstances specified in the warrant agreement) and such shares are registered, qualified or exempt from registration under the securities, or blue sky, laws of the state of residence of the holder. Pursuant to the warrant agreement, a warrant holder may exercise its warrants only for a whole number of shares of New Company common stock. This means only a whole warrant may be exercised at a given time by a warrant holder. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Accordingly, unless a holder purchases at least three units, such holder will not be able to receive or trade a whole warrant. The warrants will expire five years after the completion of the Business Combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.

New Company will not be obligated to deliver any New Company common stock pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the shares of New Company common stock underlying the warrants is then effective and a prospectus relating thereto is current, subject to New Company satisfying its obligations described below with respect to registration. No warrant will be exercisable and New Company will not be obligated to issue a share of New Company common stock upon exercise of a warrant unless the shares of New Company common stock issuable upon such warrant exercise have been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants.

In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In no event will New Company be required to net cash settle any warrant. In the event that a registration statement is not effective for the exercised warrants, the purchaser of a unit containing such warrant will have paid the full purchase price for the unit solely for the share of New Company common stock underlying such unit.

New Company has agreed that as soon as practicable, but in no event later than fifteen (15) business days after the closing of the Business Combination, New Company will use commercially reasonable efforts to file with the SEC a registration statement for the registration, under the Securities Act, of New Company common stock issuable upon exercise of the warrants. New Company will use commercially reasonable efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto,

156

until the expiration of the warrants in accordance with the provisions of the warrant agreement. If a registration statement covering the shares of New Company common stock issuable upon exercise of the warrants is not effective by the sixtieth (60th) business day after the closing of the Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when New Company has failed to maintain an effective registration statement covering the shares of New Company common stock issuable upon exercise of the warrants, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the above, if New Company’s shares of common stock are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, New Company may, at its option, require holders of public warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event New Company so elects, New Company will not be required to file or maintain in effect a registration statement, and in the event New Company does so elect, New Company will use commercially reasonable efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. In such event, each holder would pay the exercise price by surrendering the warrants for that number of shares of New Company common stock equal to the lesser of (A) the quotient obtained by dividing (x) the product of the number of shares of New Company common stock underlying the warrants, multiplied by the excess of the “fair market value” (defined below) less the exercise price of the warrants by (y) the fair market value and (B) 0.361. The “fair market value” as used in this paragraph shall mean the volume weighted average price of New Company common stock as reported for the ten trading days ending on the trading day prior to the date on which the notice of exercise is received by the warrant agent.

Redemption of warrants when the price per share of New Company common stock equals or exceeds $18.00

Once the warrants become exercisable, New Company may redeem the outstanding warrants:

●	in whole and not in part;

●	at a price of $0.01 per warrant;

●	upon a minimum of 30 days’ prior written notice of redemption (the “30-day redemption period”) to each warrant holder; and

●	if, and only if, the closing price of the New Company common stock equals or exceeds $18.00 per share (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a warrant as described under the heading “— Warrants — Public Stockholders’ Warrants — Anti-Dilution Adjustments”) for any 20 trading days within a 30-trading day period ending three trading days before New Company sends the notice of redemption to the warrant holders.

New Company will not redeem the warrants as described above unless a registration statement under the Securities Act covering the issuance of the shares of New Company common stock issuable upon exercise of the warrants is then effective and a current prospectus relating to those shares of New Company common stock is available throughout the 30-day redemption period. If and when the warrants become redeemable by New Company, New Company may exercise its redemption right even if New Company is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

157

New Company has established the last of the redemption criterion discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the warrant exercise price. If the foregoing conditions are satisfied and New Company issues a notice of redemption of the warrants, each warrant holder will be entitled to exercise his, her or its warrant prior to the scheduled redemption date. However, the price of the New Company common stock may fall below the $18.00 redemption trigger price (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a warrant as described under the heading “— Warrants — Public Stockholders’ Warrants — Anti-Dilution Adjustments”) as well as the $11.50 (for whole shares) warrant exercise price after the redemption notice is issued.

Redemption Procedures

A holder of a warrant may notify New Company in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess of 4.9% or 9.9% (as specified by the holder) of New Company common stock outstanding immediately after giving effect to such exercise.

Anti-Dilution Adjustments

If the number of issued and outstanding shares of New Company common stock is increased by a share dividend payable in New Company common stock, or by a split-up of common stock or other similar event, then, on the effective date of such share dividend, split-up or similar event, the number of shares of New Company common stock issuable on exercise of each warrant will be increased in proportion to such increase in the issued and outstanding shares of common stock. Rights offering made to all or substantially all holders of common stock entitling holders to purchase New Company common stock at a price less than the

“historical fair market value” (as defined below) will be deemed a share dividend of a number of shares of New Company common stock equal to the product of (i) the number of shares of New Company common stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for shares of New Company common stock) and (ii) one minus the quotient of (x) the price per share of New Company common stock paid in such rights offering divided by (y) the historical fair market value. For these purposes, (i) if the rights offering is for securities convertible into or exercisable for New Company common stock, in determining the price payable for New Company common stock, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) ”historical fair market value” means the volume weighted average price of shares of New Company common stock during the ten (10) trading day period ending on the trading day prior to the first date on which New Company common stock trades on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

158

In addition, if New Company, at any time while the warrants are outstanding and unexpired, pays a dividend or makes a distribution in cash, securities or other assets to all or substantially all of the holders of New Company common stock on account of such New Company common stock (or other securities into which the warrants are convertible), other than (a) as described above, (b) any cash dividends or cash distributions which, when combined on a per share basis with the per share amounts of all other cash dividends and cash distributions paid on New Company common stock during the 365-day period ending on the date of declaration of such dividend or distribution, does not exceed $0.50 (as adjusted to appropriately reflect any other adjustments and excluding cash dividends or cash distributions that resulted in an adjustment to the exercise price or to the number of shares of New Company common stock issuable on exercise of each warrant), or (c) to satisfy the redemption rights of the holders of New Company common stock in connection with the Business Combination, then the warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value (as determined by the New Company Board in good faith) of any securities or other assets paid on each share of New Company common stock in respect of such event.

If the number of issued and outstanding shares of New Company common stock is decreased by a consolidation, combination, reverse share split or reclassification of New Company common stock or other similar event, then, on the effective date of such consolidation, combination, reverse share split, reclassification or similar event, the number of shares of New Company common stock issuable on exercise of each warrant will be decreased in proportion to such decrease in issued and outstanding shares of New Company common stock.

Whenever the number of shares of New Company common stock purchasable upon the exercise of the warrants is adjusted, as described above, the warrant exercise price will be adjusted by multiplying the warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of shares of New Company common stock purchasable upon the exercise of the warrants immediately prior to such adjustment and (y) the denominator of which will be the number of shares of New Company common stock so purchasable immediately thereafter.

In case of any reclassification or reorganization of the issued and outstanding shares of New Company common stock (other than those described above or that solely affects the par value of such New Company commons stock), or in the case of any merger or consolidation of New Company with or into another corporation (other than a consolidation or merger in which New Company is the continuing corporation and that does not result in any reclassification or reorganization of the issued and outstanding shares of New Company common stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of New Company as an entirety or substantially as an entirety in connection with which New Company is dissolved, the holders of the warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the warrants and in lieu of the New Company common stock immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares or stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the warrants would have received if such holder had exercised their warrants immediately prior to such event. If less than 70% of the consideration receivable by the holders of New Company common stock in such a transaction is payable in the form of common stock in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such an event, and if the registered holder of the warrant properly exercises the warrant within thirty days following public disclosure of such transaction pursuant to a Current Report on Form 8-K filed with the SEC, the warrant exercise price will be reduced as specified in the warrant agreement based on the Black-Scholes Warrant Value (as defined in the warrant agreement) of the warrant. The purpose of such exercise price reduction is to provide additional value to holders of the warrants when an extraordinary transaction occurs during the exercise period of the warrants pursuant to which the holders of the warrants otherwise do not receive the full potential value of the warrants.

159

The warrants will be issued in registered form under a warrant agreement between Continental, as warrant agent, and New Company. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, to amend the definition of “ordinary cash dividend” in certain circumstances, and to add or change any provisions that shall not adversely affect the rights of warrant holders under the warrant agreement. All other modifications or amendments will require the vote or written consent of the holders of at least 50% of the then outstanding public warrants, and, solely with respect to any amendment to the terms of the private placement warrants, at least 50% of the then outstanding private placement warrants. You should review a copy of the warrant agreement, which will be filed as an exhibit to the registration statement of which this proxy statement is a part, for a complete description of the terms and conditions applicable to the warrants.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by good certified check or good bank draft payable to the warrant agent, for each share of New Company common stock as to which the warrant is being exercised (including any and all applicable taxes due in connection with the exercise of the warrant). The warrant holders do not have the rights or privileges of holders of common stock, including voting rights, until they exercise their warrants and receive New Company common stock. After the issuance of New Company common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, New Company will, upon exercise, round down to the nearest whole number of the number of shares of New Company common stock to be issued to the warrant holder.

Private Placement Warrants

Except as described in this section, the private placement warrants have terms and provisions that are identical to those of the public warrants. The private placement warrants (including New Company common stock issuable upon exercise of the private placement warrants) will not be transferable, assignable or salable until 30 days after the completion of the Business Combination (except, among other limited exceptions, to Bannix’s officers and directors, the Sponsor, or any of its or their respective permitted transferees) and the private placement warrants will not be redeemable by New Company so long as they are held by the Sponsor, Bannix’s officers or directors, or its or their respective permitted transferees (except as set forth in the warrant agreement). The Sponsor, Bannix’s officers and directors, or its or their respective permitted transferees, have the option to exercise the private placement warrants on a cashless basis. If the private placement warrants are held by holders other than the Sponsor, Bannix’s officers and directors, or its or their permitted transferees, the private placement warrants will be redeemable by New Company in all redemption scenarios and exercisable by the holders on the same basis as the public warrants.

Except as described above regarding redemption procedures and cashless exercise in respect of the warrants, if holders of the private placement warrants elect to exercise them on a cashless basis, they would pay the exercise price by surrendering his, her or its warrants for that number of shares of New Company common stock equal to the quotient obtained by dividing (x) the product of the number of shares of New Company common stock underlying the warrants, multiplied by the excess of the “Sponsor fair market value” (as defined below) less the exercise price of the warrants by (y) the Sponsor fair market value. For these purposes, the “Sponsor fair market value” will mean the average last reported closing price of New Company common stock for the ten trading days ending on the third trading day prior to the date on which the notice of warrant exercise is sent to the warrant agent.

160

Transfer Agent, Warrant Agent and Registrar

The transfer agent for New Company capital stock is Continental and the warrant agent for New Company public warrants and private placement warrants will be Continental.

Listing of Common Stock and Warrants

Application will be made for the shares of New Company comment stock and public warrants to be approved for listing on Nasdaq under the symbols “*” and “*” respectively.

SECURITIES ACT RESTRICTIONS ON RESALE OF COMMON STOCK

Rule 144

Pursuant to Rule 144, a person who has beneficially owned restricted shares or warrants for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been one of New Company’s affiliates at the time of, or at any time during the three months preceding, a sale and (ii) New Company is subject to the Exchange Act periodic reporting requirements for at least three months before the sale and has filed all required reports under Section 13 or 15(d) of the Exchange Act during the 12 months (or such shorter period as we were required to file reports) preceding the sale.

Persons who have beneficially owned restricted shares for at least six months but who are New Company’s affiliates at the time of, or at any time during the three months preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of:

●	1% of the total number of New Company common stock then outstanding; or

●	the average weekly reported trading volume of the New Company common stock during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

●	Sales by New Company’s affiliates under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about New Company.

Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies

Rule 144 is not available for the resale of securities initially issued by shell companies (other than business combination-related shell companies) or issuers that have been at any time previously a shell company. However, Rule 144 also includes an important exception to this prohibition if the following conditions are met:

161

●	the issuer of the securities that was formerly a shell company has ceased to be a shell company;

●	the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

●	the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Current Reports on Form 8-K; and

●	at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company.

As a result, our initial shareholder will be able to sell its Founder Shares pursuant to Rule 144 without registration one year after we have completed our initial business combination.

COMPARISON OF GOVERNANCE AND STOCKHOLDERS’ RIGHTS

General

Bannix is incorporated under the laws of the State of Delaware and the rights of Bannix stockholders are governed by the laws of the State of Delaware, including the DGCL, the Current Charter and the Current Bylaws. In connection with the Business Combination, Bannix stockholders will vote on the Proposed Charter, which (if approved) will become effective as of the Closing. Bannix, subsequent to the Business Combination, is referred to as New Company. Following the Business Combination, the rights of Bannix stockholders will continue to be governed by Delaware law but will no longer be governed by the Current Charter and instead will be governed by the Proposed Charter (if approved). Bannix will also adopt the Proposed Bylaws, which are attached to this proxy statement as Annex C, in connection with the Closing.

Comparison of Governance and Stockholders’ Rights

Set forth below is a summary comparison of material differences between the rights of Bannix stockholders under the Current Charter and the Current Bylaws (left column) and under the Proposed Charter and the Proposed Bylaws (right column). The summary set forth below is not intended to be complete or to provide a comprehensive discussion of the governing documents described herein. The summary below is subject to, and qualified in its entirety by reference to, the full text of the Current Charter and the Current Bylaws and the Proposed Charter and Proposed Bylaws, which are attached to this proxy statementas Annexes B and C, respectively, as well as the relevant provisions of the DGCL. You should carefully read this entire document and the other referenced documents, including the governing corporate instruments, for a more complete understanding of the differences between being a Bannix stockholder before the Business Combination and being a New Company stockholder following the completion of the Business Combination.

For more information on the Charter Amendment Proposal and the Advisory Charter Amendment Proposals, see the sections entitled “Proposal 2: The Charter Amendment Proposal” and “Proposal 3: The Advisory Charter Amendment Proposals.”

162

TRADING SYMBOL, MARKET PRICE AND DIVIDEND POLICY

Trading Symbol and Market Price

Bannix’s Units, Common Stock, and Warrants originally sold as part of the Units are currently listed on Nasdaq under the symbols “BNIXU,” “BNIX” and “BNIXW,” respectively. As of *, 2023, the Record Date for the Special Meeting, the closing price for the Common Stock was $*.

Dividend Policy

Bannix has not paid any cash dividends on shares of Common Stock to date and does not intend to pay cash dividends prior to the Closing. The payment of cash dividends in the future will be dependent upon the revenues and earnings, if any, capital requirements and general financial condition of the Combined Company subsequent to the Closing. The payment of any dividends subsequent to the Business Combination will be within the discretion of the New Company Board. It is the present intention of the Board to retain all earnings, if any, for use in Bannix’s business operations and, accordingly, the Board does not anticipate declaring any dividends in the foreseeable future. Further, if Bannix incurs any indebtedness, its ability to declare dividends may be limited by restrictive covenants Bannix may agree to in connection therewith.

MANAGEMENT OF BANNIX AFTER THE BUSINESS COMBINATION

In this section, “we”, “our”, the “Company” or “Bannix” generally refers to Bannix from and after the Business Combination.

At the effective time of the Business Combination, in accordance with the terms of the Business Combination Agreement and assuming the election of the director nominees set forth in the section entitled “Proposal 5: The Director Election Proposal,” the Bannix Board and executive officers will be as follows (ages as of October 17, 2023):

Name	Age	Position Held
Steven Lake	43	Chief Executive Officer and Director Nominee
James Myatt	64	Chief Operating Officer and Director Nominee
Carl Owen		Chief Technology Officer
Mike Timmins		Director Nominee
Ambassador Ned L. Siegel (Ret.)	71	Director Nominee
Jamal (Jamie) Khurshid	46	Director Nominee

163

Executive Officers and Director Nominees

Steven Lake. Steven has been a successful entrepreneur, visionary investor and developer in technology and innovation for over 20 years. He has extensive motorsport and automotive manufacturing and supply experience. Some of his group of businesses supply global tier 1 automotive companies such as Jaguar, Tesla, Aston Martin, Ferrari and VW/Audi. Steven and his organization utilize emerging technologies and find applications to enhance existing products or create new products. Steven founded and has served as the Chief Executive Officer for Aim Technologies LTD. since 2017. He also founded Cavonix is January 2019. Steven currently serves on the Board of AIM Technologies Ltd., Fusion Avionics Ltd., Outsim Limited, Cavonix Ltd., AIM Motorsport Ltd., Mahiki Racing Ltd., EVIE Autonomous Group Ltd., EVIE Autonomous Ltd., Everything Motorsport Ltd., My 247 Life Ltd., Safe 2 Race Ltd., AIM Technologies Group Ltd. and Impact Detect Ltd.. Steven has been a successful company director and manager of technology and engineering businesses for two decades. He is a self-taught engineer with extensive experience in motor sport and automotive electro-mechanical, autonomous systems, the application of AI and machine learning, and electronics and sensor engineering. Through his motor racing and business activities he has proven his ability to lead and manage winning engineering and technology teams. He has also excelled in the development and sales of complex technical solutions world-wide. Steven has the ability to communicate complex technical concepts to both technical and non-technical audiences very effectively. As a result of Steven’s in depth knowledge of the automotive and machine learning as well as his success in leading companies over the last 20 years positions will provide Steven with the necessary experience to serve as our Chief Executive Officer and director of Bannix.

James Myatt. James Myatt has spent over 35 years in international business leadership roles and is a veteran of multiple business expansions and turnarounds. He has worked for both public, private equity and privately owned companies ranging from global transportation, manufacturing and leasing businesses to renewable energy and financial service companies. James has held positions including Executive Chairman, CEO, Managing Director, Sales and Marketing Director, Sourcing and Asset Management Director and a range of general management, commercial, engineering & operational roles. His wide-ranging responsibilities have spanned full life cycle management of up to $1.5 billion of transportation and modular accommodation equipment, over 100+ commercial & service sites in 17 countries, an indirect workforce of over 2,000 personnel and procurement of over $300 million of transportation and vehicular products per annum. Commercially, he has worked on establishing sales, operations, sourcing & manufacturing businesses and supply chains on five continents. James has been the Chief Operating Officer for Aim Technologies since May 2023, providing assistance and advice to the Chief Executive Officer and worked on the development of EVIE. Between 2018 to 2022, James was the Executive Chairman and Managing Director for Townscape Products and associated businesses. James substantial operating experience in various corporate settings positions him well to serve as a member of our Board. The breadth of James’ business expertise, international experience and his in-depth experience of EVIE’s operations will position him to serve as a member of our Board.

Carl Owen. Carl has a distinguished career in building new companies and products, demonstrating a knack for balancing cost and deadlines effectively. With over 30 years of experience in Automation and Robotics, he has been a prominent figure in the industry, often featured in publications. Carl approaches challenges with a motorsports mentality, ensuring tasks are completed despite adversities. Since January 2019 to the present, Carl has served as the Chief Technology Officer of Cavonix Ltd. and from June 2010 to the present a the Chief Technology Officer of DSPRobotics (Outsim Ltd.) With a wealth of 30+ years in electronics, Carl has held senior roles at DSPRobotics, Sydec, and Mackie Designs Inc. He holds an honours degree in electronic engineering, specializing in digital signal processing. Carl is passionate about utilizing technology to solve real-world problems, dedicating himself to delivering practical and innovative solutions.

164

Mike Timmins. Mike Timmins was the COO and CFO of BC Partners, one of the large international global private equity houses. He served with BC Partners for two decades. Since retiring from BC Partners in 2015, Mike has carried out significant private investing in a range of sectors, mainly in the digital space. Mike has extensive experience in serving on a Board of Directors in various industries in technology, electronics, satellite, digital and transportation companies. He is familiar with US capital markets and has the regulatory, investor relations and statutory and accounting expertise to be of great value to Bannix’s Board of Directors.

Amb. Ned L. Siegel. Ned has had a long and distinguished career as a senior U.S. government official and businessman. He was appointed by then President George W. Bush as the U.S. Ambassador to the Commonwealth of the Bahamas from October 2007 to January 2009. President Bush also appointed him to serve under Ambassador John R. Bolton at the United Nations in New York, serving as the Senior Advisor to the U.S. Mission and as the U.S. Representative to the 61st Session of the United Nations General Assembly. Prior to his Ambassadorship, he was appointed to the Board of Directors of the Overseas Private Investment Corporation (OPIC) from 2003 to 2007. Appointed by then Governor Jeb Bush, he served as a Member of the Board of Directors of Enterprise Florida, Inc. (EFI) from 1999-2004. EFI is the state of Florida’s primary organization promoting statewide economic development through its public-private partnership. In addition to his public service, Ambassador Siegel has over 40 years of entrepreneurial successes. Presently, he serves as President of The Siegel Group, a multi-disciplined international business management advisory firm specializing in real estate, energy, utilities, infrastructure, financial services, oil and gas and cyber and secure technology. As president of The Siegel Group, Mr. Siegel played a major role in some of South Florida’s largest commercial real estate ventures including Blue Lake office park in Boca Raton, Florida (the former IBM campus), Miami One Centre (presently known as Met One Centre) in downtown Miami, Florida, and Boca Village, a strategic blend of national retailers, restaurants, professional offices, a bank, fitness center and mass transit facility in Boca Raton, Florida. Prior to 1997, his business interests focused primarily on the development of residential communities in New Jersey, Florida and California as President of The Weingarten-Siegel Group, becoming one of the largest residential developers in the United States. Ambassador Siegel has developed, managed and owned more than one billion dollars’ worth of real estate throughout his career. Amb. Siegel presently serves as a Director with Worksport Ltd., Janover Inc., and LaRosa Holding Corp., all public companies, and Vocodia Holdings Corp., currently in the process of IPO on NASDAQ. He also presently serves in an advisory capacity with U.S. Medical Glove Company and Potomac International Partners. Amb. Siegel is Of Counsel to the law firm Wildes & Weinberg. Ambassador Siegel graduated Phi Beta Kappa from the University of Connecticut in 1973 and received a juris doctorate from the Dickinson School of Law in 1976. In December 2014, he received an honorary degree of Doctor of Business Administration from the University of South Carolina. The breadth of Ambassador Siegel’s business expertise, global perspective and his holistic approach to management and board communications will position him to serve as a member of our Board.

Jamal (Jamie) Khurshid. Jamie is a Fintech Veteran with deep sector experience as executive director at Goldman Sachs, Credit Suisse, and the Royal Bank of Scotland. Jamie has extensive executive and board experience in financial services and technology companies. In the last 5 years Jamie has founded and is Chairman of Jacobi Asset Management a digital asset management company that he started in March 2021, he is also the Chief Operating Officer of Nukkleus Inc. (OTC: NUKK), a financial technology company he joined in 2021 and he commenced as a board member & Chair in October 2022 of the audit committee for the Bannix. Known in capital markets for leading two consortium ventures, (IHS) Markit Boat for European MiFID regulatory transparency and LSEG`s Turquoise MTF. Jamie is recognized for defining the first voluntary transparency regime for the global bullion market on behalf of the London Bullion Market Association, authorized by the Bank of England with oversight from the UK FCA. He has been a joint partner of Cinnober Financial Technology, a Swedish Fintech that operated global exchanges and clearing houses and was sold to Nasdaq. He is the founder and Chairman of Jacobi Asset Management, Europe’s first and only spot Bitcoin ETF issuer. Jamie is also co-founder of Digital RFQ, an FCA registered payments platform facilitating global cross border payments through the use of blockchain technology. He sold Digital RFQ to Nukkleus where he is Chief Operating Officer. He is on the board of two other Nasdaq listed businesses, Financial Strategies Acquisition Corp (FXCO) and Tingo Group Inc (TIO). Jamie was voted by Financial News as one of the top 40 under 40 in trading and technology in 2015 and named in the ‘Exchange invest’ Top 1000 most influential people in global financial markets in 2017. Jamie’s broad executive experience in the technology and financial sectors as well as his success in complex, regulated environments and working with corporate responsibility will position him well as a member of our Board.

165

Corporate Governance

Upon the consummation of the business combination, EVIE anticipates the initial size of the board of directors will be five (5). Each director nominee will be voted upon by Bannix’s stockholders at the special meeting.

Board of Directors

Bannix’s business and affairs will be organized under the direction of the board of directors. The board of directors of Bannix will consist of five (5) members upon the consummation of the business combination. Ambassador Ned L. Siegel (Ret.) will serve as Chairman of the board of directors of Bannix. The primary responsibilities of the board of directors of Bannix will be to provide oversight, strategic guidance, counseling and direction to management. The board of directors of Bannix will meet on a regular basis and additionally, as required.

Director Independence

Nasdaq rules generally require that independent directors must comprise a majority of listed company’s board of directors. As a controlled company, Bannix will be largely exempt from such requirements. Upon the consummation of the business combination, the board of directors of Bannix is expected to determine that each of the directors on the board of directors of Bannix other than Doug Davis and Steven Lake will qualify as an independent director, as defined under the listing rules of Nasdaq, and the board of directors of Bannix will consist of a majority of independent directors, as defined under the rules of the SEC and the listing rules of Nasdaq relating to director independence requirements.

Family Relationships

There are no family relationships among any of the individuals who shall serve as directors or executive officers of Bannix following the consummation of the business combination.

Role of Board in Risk Oversight

The board of directors of Bannix will have extensive involvement in the oversight of risk management related to Bannix and its business and will accomplish this oversight through the regular reporting to the board of directors by the audit committee. The audit committee will represent the board of directors by periodically reviewing Bannix’s accounting, reporting and financial practices, including the integrity of its financial statements, the surveillance of administrative and financial controls and its compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal, internal audit and information technology functions, the audit committee will review and discuss all significant areas of Bannix’s business and summarize for the board of directors all areas of risk and the appropriate mitigating factors. In addition, the board of directors will receive periodic detailed operating performance reviews from management.

Committees of the Board of Directors

The board of directors of Bannix will have an audit committee, a compensation committee, a nominating and corporate governance committee and an executive committee, each of which will have the composition and responsibilities described below upon completion of the business combination. Members will serve on these committees until their resignation or until otherwise determined by the board of directors.

166

Audit Committee

Following the consummation of the Transactions and subject to the approval of the board of directors of Bannix, the audit committee is expected to consist of *, with * serving as chairperson. The board of Bannix is expected to determine (i) that each of the New Company satisfies the requirements for independence and financial literacy under the rules and regulations of Nasdaq and the SEC and (ii) that * qualifies as an “audit committee financial expert” as defined in the SEC rules and regulations and satisfies the financial sophistication requirements of Nasdaq. The audit committee of Bannix will be responsible for, among other things:

●	selecting and hiring Bannix’s registered public accounting firm;

●	evaluating the performance and independence of Bannix’s registered public accounting firm;

●	approving the audit and pre-approving any non-audit services to be performed by Bannix’s registered public accounting firm;

●	reviewing the integrity of Bannix’s financial statements and related disclosures and reviewing Bannix’s critical accounting policies and practices;

●	reviewing the adequacy and effectiveness of Bannix’s internal control policies and procedures and Bannix’s disclosure controls and procedures;

●	overseeing procedures for the treatment of complaints relating to accounting, internal accounting controls or audit matters;

●	reviewing and discussing with management and the registered public accounting firm the results of the annual audit, Bannix’s quarterly financial statements and Bannix’s publicly filed reports;

●	establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;

●	reviewing and approving in advance any proposed related-person transactions; and

●	preparing the audit committee report that the SEC requires in Bannix’s annual proxy statement.

Compensation Committee

Following the consummation of the Transactions and subject to the approval of the board of directors of Bannix, the compensation committee is expected to consist of [ ], with [ ] serving as chairperson. The board of Bannix is expected to determine that each of [ ] satisfies the requirements for independence under the rules and regulations of Nasdaq and the SEC. The compensation committee of Bannix will be responsible for, among other things:

167

●	determining, or recommending to the board of directors for determination, the compensation of Bannix’s executive officers, including the chief executive officer;

●	overseeing and setting compensation for the members of the board of directors;

●	administering Bannix’s equity compensation plans;

●	overseeing Bannix’s overall compensation policies and practices, compensation plans, and benefits programs; and

●	preparing the compensation committee report that the SEC will require in Bannix’s annual proxy statement.

Nominating and Corporate Governance Committee

Following the consummation of the Transactions and subject to the approval of the board of directors of Bannix, the compensation committee is expected to consist of *, with * serving as chairperson. The board of Bannix is expected to determine that each of * satisfies the requirements for independence under the rules and regulations of Nasdaq and the SEC. The nominating and corporate governance committee will be responsible for, among other things:

●	evaluating and making recommendations regarding the composition, organization and governance of the board of directors and its committees;

●	reviewing and making recommendations with regard to Bannix’s corporate governance guidelines and compliance with laws and regulations;

●	reviewing conflicts of interest of Bannix’s directors and officers and proposed waivers of Bannix’s corporate governance guidelines and code of business conducts and ethics; and

●	evaluating the performance of the board of directors and its committees.

Code of Business Conduct and Ethics

Prior to the completion of the business combination, Bannix will adopt a code of business conduct and ethics that will apply to all of its employees, officers, and directors, including its executive officers. Upon the completion of the business combination, the full text of the code of business conduct and ethics will be available on the investor relations page on Bannix’s website. Bannix intends to post any amendment to its code of business conduct and ethics, and any waivers of its requirements, on its website or in filings under the Exchange Act to the extent required by applicable rules or regulations or listing requirements of Nasdaq. Information on or that can be accessed through such website is not part of this proxy statement.

168

Compensation Committee Interlocks and Insider Participation

None of Bannix’s executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the board of directors.

Involvement in Certain Legal Proceedings

During the past ten years, to the registrant’s knowledge, no executive officer or person nominated to become a director or an executive officer of Bannix:

1.	had a petition under the federal bankruptcy laws or any state insolvency law filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he/she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he/she was an executive officer at or within two years before the time of such filing, except as noted above;

2.	was convicted in a criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other similar minor offenses);

3.	was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him/her from or otherwise limiting his/her involvement in any of the following activities:

a.	acting as a futures commission merchant, introducing broker, commodity trading advisor commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

b.	engaging in any type of business practice; or

c.	engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

4.	was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of a federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(a) above, or to be associated with persons engaged in any such activity; or

5.	was found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and for which the judgment has not been reversed, suspended or vacated.

APPRAISAL RIGHTS

Bannix’s stockholders do not have appraisal rights in connection with the Business Combination under Delaware law.

169

STOCKHOLDER NOMINATIONS AND PROPOSALS

The disclosure set forth below describes the procedures for stockholder nominations and proposals pursuant to the proposed organizational documents of New Company. The following summary is qualified in its entirety by reference to the complete text of the Proposed Bylaws, a copy of which is attached as Annex C to this proxy statement.

Annual Meeting of Stockholders Notice Requirements

Nominations of persons for election to the New Company Board or the proposal of other business to be considered by stockholders may only be made at a meeting properly called for such purpose and only (i) by or at the direction of the New Company Board, including by any committee or persons authorized to do so by the New Company Board or the Proposed Bylaws or (ii) by a stockholder present in person who (A) was a record owner of shares of New Company both when the notice is delivered to the secretary and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) complies with the notice and nomination provisions of the Proposed Bylaws.

The Proposed Bylaws provide that, for nominations or business to be properly brought before an annual meeting by a stockholder, the stockholder must give timely notice thereof in writing and in proper form to the secretary of New Company and must provide any updates or supplements to such notice in accordance with the Proposed Bylaws. To be timely, the notice must be delivered to or mailed and received at, the principal executive offices of New Company not less than 90 days nor more than 120 days prior to the first anniversary of the date of the prior year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not more than 120 days prior to such annual meeting and not later than 90 days prior to such annual meeting, or, if later, ten days after the day on which public disclosure of the date of such annual meeting was first made by New Company. In no event will an adjournment or postponement of any annual meeting of stockholders, or announcement thereof, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

Special Meeting of Stockholders Notice Requirements

Notice of all special meetings of stockholders shall be given in the same manner as provided for annual meetings, except that the notice of all special meetings shall state the purpose or purposes for which the special meeting has been called.

170

Additional Stockholder Notice Requirements

Any stockholder’s notice to the secretary must set forth (i) the name and address of such Proposing Person (as defined in the Proposed Bylaws) (including, if applicable, the name and address that appear on New Company’s books and records); and (B) the class or series and number of shares of New Company that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of New Company as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future, (ii) as to each Proposing Person, certain disclosable interests as outlined in the Proposed Bylaws; and (iii) as to each item of business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of each Proposing Person, the text of the proposal or business, and certain other information as described in the Proposed Bylaws.

A Proposing Person providing timely notice of nominations or business proposed to be brought before an annual meeting shall update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to the Proposed Bylaws shall be true and correct as of the record date for the meeting and as of the date that is ten business days prior to such annual meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed or received by, the secretary at the principal executive offices of New Company no later than five business days after the record date for the annual meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight business days prior to the date of the annual meeting (in the case of the update and supplement required to be made as of ten business days prior to the meeting and any adjournment or postponement thereof).

General

The presiding officer of the meeting shall, if the facts warrant, determine that the business or a nomination was not properly brought before the general or special meeting in accordance with the Proposed Bylaws, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

STOCKHOLDER COMMUNICATIONS AND DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Stockholders and interested parties may communicate with the Board, any committee chairperson or the non-management directors as a group by writing to the Board or committee chairperson in care of Bannix Acquisition Corp., 8265 West Sunset Blvd., Suite #107, West Hollywood, CA 90046, Attn: Chief Executive Officer. Following the Business Combination, such communications should be sent in care of EVIE Autonomous Group Ltd. Unit 7 & 8, Riverside 2, Campbell Road, Stoke-on-Trent, ST4 4RJ, Staffordshire, United Kingdom, ATTN: Steven Lake. Each communication will be forwarded, depending on the subject matter, to the board of directors, the appropriate committee chairperson or all non-management directors.

Pursuant to the rules of the SEC, Bannix and the services that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this proxy statement. Upon written or oral request, Bannix will deliver a separate copy of this proxy statement to any stockholder at a shared address to which a single copy of this document was delivered and who wishes to receive separate copies of such document. Stockholders receiving multiple copies of such document may likewise request that Bannix deliver single copies of such document in the future. Stockholders may notify Bannix of their requests by calling at or writing Bannix at (323) 682-8949 or to 8265 W Sunset Blvd, West Hollywood, CA 90046. Following the Business Combination, such requests should be made by writing EVIE Autonomous Group Ltd. Unit 7 & 8, Riverside 2, Campbell Road, Stoke-on-Trent, ST4 4RJ, Staffordshire, United Kingdom, ATTN: Steven Lake

171

LEGAL MATTERS

Fleming PLLC will pass upon the validity of the Bannix common stock issued in connection with the Business Combination and certain other legal matters related to this proxy statement.

EXPERTS

The consolidated financial statements of Bannix Acquisition Corp. (as restated) as of December 31, 2022 and 2021, for the years then ended, included in this proxy statement have been audited by Marcum LLP, independent registered public accounting firm, as stated in their report herein (which contains an explanatory paragraph relating to substantial doubt about the ability of Bannix to continue as going concern, as described in Note 1 to the financial statements), appearing elsewhere in this proxy statement, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of Bannix at December 31, 2022 and 2021, and for each of the two years in the period ended December 31, that are included in and made part of this proxy statement, have been audited by Marcum LLP, independent registered public accounting firm, as set forth in their report thereon (which contains an explanatory paragraph describing conditions that raise substantial doubt about Bannix’s ability to continue as a going concern as described in Note 1 to the consolidated financial statements) appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

Bannix files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on Bannix at the SEC website containing reports, proxy statements and other information at: http://www.sec.gov.

172

If you are a stockholder and would like to request documents, please do so no later than five business days before the Special Meeting in order to receive them before the Special Meeting. If you request any documents from the Company, we will mail them to you by first class mail, or another equally prompt means.

All information contained in this document relating to Bannix has been supplied by Bannix, and all such information relating to Company has been supplied by Company. Information provided by one another does not constitute any representation, estimate or projection of the other.

If you would like additional copies of this document or if you have questions about the Business Combination, you should contact via phone or in writing:

Bannix Acquisition Corp.
8265 West Sunset Blvd., Suite# 107,

West Hollywood, CA 90046,

Attn: Chief Executive Officer

This document is a proxy statement of Bannix for the Special Meeting. Bannix has not authorized anyone to give any information or make any representation about the Business Combination, Bannix or the Company that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this document unless the information specifically indicates that another date applies.

173

INDEX TO FINANCIAL STATEMENTS

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders’ and Board of Directors of Bannix Acquisition Corp.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Bannix Acquisition Corp. (the “Company”) as of December 31, 2022 and 2021, the related statement of operations, stockholders’ equity and cash flows for the year ended December 31, 2022 and the period from January 21, 2021 (inception) through December 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for the year ended December 31, 2022 and the period from January 21, 2021 (inception) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph – Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 1, the Company has a limited working capital, has incurred significant losses and needs to raise additional funds to meet its obligations and sustain its operations. Additionally, the Company is within 12 months of its mandatory liquidation and dissolution, it is possible that a business combination might not occur within the remaining time available. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Marcum LLP

Marcum llp

We have served as the Company’s auditor since 2022.

Saddle Brook, New Jersey
April 11, 2023

F-2

BANNIX ACQUISITION CORP.

 BALANCE SHEETS

	December 31,
	2022	2021
Assets
Current Assets:
Cash	$19,257	$429,444
Prepaid expense	26,296	171,616
Total Current Assets	45,553	601,060
Investments held in Trust Account	71,421,125	69,691,502
Total Assets	$71,466,678	$70,292,562
Liabilities, Redeemable Common Stock and Stockholders’ (Deficit) Equity
Current liabilities:
Accounts payable and accrued expenses	$272,594	$208,957
Income taxes payable	156,285	—
Due to Related Parties	1,002,850	28,890
Total Current Liabilities	1,431,729	237,847
Warrant liability	12,180	194,880
Deferred tax liability	66,997	—
Deferred underwriters’ discount	225,000	225,000
Total Liabilities	1,735,906	657,727
Commitments and Contingencies	—	—
Common stock subject to possible redemption 6,900,000 at redemption value on December 31, 2022 and carrying value, to be accreted to redemption value at December 31, 2021	70,973,384	58,071,313
Stockholders’ (Deficit) Equity
Preferred stock, $0.01 par value; 1,000,000 shares authorized; no shares or outstanding	—	—
Common stock, par value $0.01; authorized 100,000,000 shares; issued 10,861,500; and outstanding 2,524,000 shares (excluding 6,900,000 shares subject to redemption and 1,437,500 Treasury Stock shares)	39,615	39,615
Additional paid-in capital	—	11,815,485
Accumulated deficit	(1,267,852)	(277,203)
Less Treasury Stock; at cost; 1,437,500 common shares	(14,375)	(14,375)
Total Stockholders’ (Deficit) Equity	(1,242,612)	11,563,522
Total Liabilities, Redeemable Common Stock and Stockholders’ (Deficit) Equity	$71,466,678	$70,292,562

The accompanying notes are an integral part of these financial statements.

F-3

BANNIX ACQUISITION CORP.

 STATEMENTS OF OPERATIONS

	For the Year Ended December 31,	For the Period from January 21, 2021 (Inception) Through December 31,
	2022	2021
Formation and operating costs (including $18,333 of related party expenses in 2021)	$1,000,944	$395,702
Loss from operations	(1,000,944)	(395,702)

Other income (expense):
Interest income on trust account	1,088,633	1,502
Change in fair value of warrant liabilities	182,700	150,220
Offering expenses related to warrant issuance	—	(33,223)
Other income, net	1,271,333	118,499

Income (Loss) before provision for income taxes	270,389	(277,203)
Provision for income taxes	(223,282)	—
Net income (loss)	$47,107	$(277,203)

Basic and diluted weighted average shares outstanding	9,424,000	4,785,051
Basic and diluted net income (loss) per share	0.00	(0.06)

The accompanying notes are an integral part of these financial statements.

F-4

BANNIX ACQUISITION CORP.

 STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)

 FOR THE YEAR ENDED DECEMBER 31, 2022, AND FOR THE PERIOD JANUARY 21, 2021 (INCEPTION) THROUGH DECEMBER 31, 2021

	Common Stock		Additional Paid-in	Retained	Treasury	Total Stockholders’
	Shares	Amount	Capital	Earnings	Stock	Equity
Balance as of January 21, 2021 (Inception)	—	$—	$—	$—	$—	$—
Issuance of common stock to Sponsors (1)(2)(3)	3,162,500	31,625	(2,875)	—	—	28,750
Purchase of common stock from Sponsors	—	—	—	—	(14,375)	(14,375)
Sale of 6,900,000 Units through initial public offering	6,900,000	69,000	68,931,000	—	—	69,000,000
Sale of 406,000 Private Placement Units	406,000	4,060	3,561,310	—	—	3,565,370
Issuance of 393,000 Representative Shares	393,000	3,930	2,861,040	—	—	2,864,970
Additional capital contribution via forfeiture of loan from Sponsor	—	—	270,000	—	—	270,000
Underwriters’ discount	—	—	(1,845,000)	—	—	(1,845,000)
Deferred underwriter discount	—	—	(225,000)	—	—	(225,000)
Other offering expenses	—	—	(3,420,800)	—	—	(3,420,800)
Offering costs related to warrants	—	—	33,223	—	—	33,223
Initial classification of warrant liability – private	—	—	(345,100)	—	—	(345,100)
Common stock subject to possible redemption, at accreted value	(6,900,000)	(69,000)	(58,002,313)	—	—	(58,071,313)
Net loss	—	—	—	(277,203)	—	(277,203)
Balance as of December 31, 2021	3,961,500	39,615	11,815,485	(277,203)	(14,375)	11,563,522
Accretion of common stock subject to possible redemption to redemption value	—	—	(11,815,485)	(1,086,586)	—	(12,902,071)
Reversal of Delaware franchise tax	—	—	—	48,830	—	48,830
Instant Fame Securities Purchase Agreement	—	—	—	(12,539,000)	—	(1,253,900)
Instant Fame Securities Purchase Agreement	—	—	—	12,539,000	—	1,253,900
Net income	—	—	—	47,107	—	47,107
Balance as of December 31, 2022	3,961,500	$39,615	$—	$(1,267,852)	$(14,375)	$(1,242,612)

(1)	Includes 1,437,500 shares classified as treasury stock (See Notes 5 and 8).
(2)	Includes up to 225,000 shares subject to forfeiture if the underwriters’ over-allotment option was not exercised in full or in part by the underwriters. As a result of the underwriters’ election to fully exercise their over-allotment on September 14, 2021, the Sponsor shares are no longer subject to forfeiture.
(3)	Restated for stock dividend declared during September 2021 in connection with the upsizing of the IPO. (See Note 6)

The accompanying notes are an integral part of these financial statements.

F-5

BANNIX ACQUISITION CORP.

STATEMENTS OF CASH FLOWS

	For the Year Ended December 31,	For the period from January 21, 2021 (inception) through December 31,
Cash flows from Operating Activities:	2022	2021
Net income (loss)	$47,107	$(277,203)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Change in fair value of warrant liability	(182,700)	(150,220)
Unrealized gain on investments in Trust Account	(239,445)	—
Interest income on trust account	(849,188)	(1,502)
Offering costs allocated to warrants	—	33,223
Changes in operating assets and liabilities:
Prepaid expenses	145,320	(167,686)
Deferred tax payable	66,997	—
Income taxes payable	156,285	—
Accounts payable and accrued expenses	112,467	208,957
Due to Related Parties	60,000	21,890
Net cash used in operating activities	(683,157)	(332,541)
Cash flows from Investing Activities:
Investment of cash into Trust Account	(690,000)	(69,690,000)
Withdrawal from Trust Account to pay taxes	49,010
Net cash provided by (used in) investing activities	(640,990)	(69,690,000)
Cash flows from Financing Activities:
Proceeds from Sellers in the Stock Purchase Agreement	200,000	—
Loans from related party	23,960	—
Proceeds from promissory note to Instant Fame	690,000	—
Proceeds from initial public offering, net of underwriters’ discount of $1,845,000	—	67,155,000
Proceeds from issuance of Private Placement Units	—	2,460,000
Proceeds from sale of common stock to Sponsors	—	28,750
Deferred offering costs	—	(509,759)
Promissory note payable to sponsor	—	300,000
Loans from Sponsors	—	1,017,994
Net cash provided by financing activities	913,960	70,451,985
Net change in cash	(410,187)	429,444
Cash, beginning of the period	429,444	—
Cash, end of the period	$19,257	$429,444
Supplemental disclosure of noncash financing activities:
Initial value of warrant liabilities	$—	$345,100
Deferred underwriting commissions payable charged to additional paid in capital	$—	$225,000
Initial value of common stock subject to possible redemption	$—	$54,491,136
Accretion of common stock subject to possible redemption to redemption value	$12,902,071	$3,580,177
Repurchase of treasury stock included in due to related parties	$—	$7,000
Repurchase of treasury stock included in loans payable - Sponsors	$—	$7,375
Repayment of loans and promissory note to Sponsor through the issuance of Private Placement Units	$—	$1,105,369
Offering costs paid by Sponsor	$—	$50,000
Additional capital contribution via forfeiture of loan from Sponsor	$—	$270,000
Stock dividend on Founder Shares	$—	$2,875
Value of Representative Shares	$—	$2,864,970
Reverse over accrual of Delaware franchise tax	$48,830	—

The accompanying notes are an integral part of these financial statements.

F-6

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Organization and General

Bannix Acquisition Corp. (the “Company”) is a newly organized blank check company incorporated in the state of Delaware on January 21, 2021. The Company was formed for the purpose of effecting mergers, capital stock exchange, asset acquisitions, stock purchases, reorganization or similar business combinations with one or more businesses (“Business Combination”). The Company has not selected any specific Business Combination target and the Company has not, nor has anyone on its behalf, initiated any substantive discussions, directly or indirectly, with any Business Combination target with respect to the Business Combination.

As of December 31, 2022, the Company had not commenced any operations. All activity for the period from January 21, 2021 (inception) through December 31, 2022, relates to the Company’s formation and the initial public offering (the “IPO”) (as defined below) and the Company’s search for a target for an initial business combination. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the IPO and non-operating income or expense from the changes in the fair value of warrant liabilities. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

Financing

The Company’s original sponsors were Subash Menon and Sudeesh Yezhuvath (through their investment entity Bannix Management LLP), Suresh Yezhuvath (“Yezhuvath”) and Seema Rao (“Rao”).

On October 20, 2022, pursuant to a Securities Purchase Agreement (“SPA”), Instant Fame LLC, a Nevada limited liability company controlled by a U.S. person (“Instant Fame”) (the “new Sponsors”), acquired an aggregate of 385,000 shares of common stock of the Company from Bannix Management LLP, Balaji Venugopal Bhat, Nicholos Hellyer, Subbanarasimhaiah Arun, Vishant Vora and Suresh Yezhuvath and 90,000 private placement units from Suresh Yezhuvath (collectively, the “Sellers”) in a private transaction. The Sellers immediately loaned the entire proceeds to the Company for the working capital requirements of the Company. This loan will be forfeited by the Sellers upon liquidation or business combination. In connection with this transaction, all parties agreed that there will be certain changes to the Board of Directors.

As a result of the above, Subash Menon resigned as Chief Executive Officer and Chairman of the Board of Directors of the Company and Nicholas Hellyer resigned as Chief Financial Officer, Secretary and Head of Strategy. Douglas Davis was appointed as the Chief Executive Officer of the Company. Further, Balaji Venugopal Bhat, Subbanarasimhaiah Arun and Vishant Vora resigned as Directors of the Company. Mr. Bhat, Mr. Arun and Mr. Vora served on the Audit Committee with Mr. Bhat serving as the committee chair. Mr. Bhat, Mr. Arun and Mr. Vora served on the Compensation Committee with Mr. Arun serving as the committee chair.

F-7

The Board was also increased from two to seven and Craig Marshak and Douglas Davis were appointed as Co-Chairmans of the Board of Directors effective immediately. Further, Jamal Khurshid, Eric T. Shuss and Ned L. Siegel were appointed to the Board of Directors of the Company effective ten days after the mailing of a Schedule 14f Information Statement. The resignations referenced above were not the result of any disagreement with management or the Board.

On November 10, 2022, Sudeesh Yezhuvath resigned as a director of the Company for personal reasons. The resignation was not the result of any disagreements with management or the Board.

Due to vacancies as results of board members departure, on November 11, 2022 the Board made the following decisions: (i) Jamie Khurshid, Ned Siegel and Eric Shuss each have been identified as being financially literate and independent under the SEC and Nasdaq Rules shall be appointed to the Audit Committee to serve until their successors are qualified and appointed with such appointment subject to the mailing of that certain Schedule 14F Information Statement. Mr. Khurshid will chair the audit committee. (ii) Mr. Siegel, Mr. Shuss and Craig Marshak each have been identified as being independent under the SEC and Nasdaq Rules shall be appointed to the Compensation Committee to serve until their successors are qualified and appointed with such appointment subject to the mailing of that certain Schedule 14F Information Statement. (iii) Messrs. Davis and Marshak shall be appointed as Class III directors, Subash Menon will be appointed as a Class I director and, subject to the mailing of the Schedule 14F Information Statement, Messrs. Khurshid, Siegel and Shuss shall be appointed as the Class II directors.

The registration statements for the Company’s IPO were declared effective on September 9, 2021 and September 10, 2021 (the “Effective Date”). On September 14, 2021, the Company consummated its IPO of 6,900,000 units at $10.00 per unit (the “Units”), which is discussed in Note 2. Each Unit consists of one share of common stock (the “Public Shares”), one redeemable warrant to purchase one share of common stock at a price of $11.50 per share and one right. Each right entitles the holder thereof to receive one-tenth (1/10) of one share of common stock upon the consummation of the Business Combination.

Concurrent with the IPO, the Company consummated the issuance of 406,000 private placement units (the “Private Placement Units”) as follows: the Company sold 181,000 Private Placement Units to certain investors for aggregate cash proceeds of $2,460,000 and issued an additional 225,000 private placement units to the Sponsor in exchange for the cancellation of $1,105,000 in loans and a promissory note due to them (see Note 5). Each Private Placement Unit consists of one share of common stock, one redeemable warrant to purchase one share of common stock at a price of $11.50 per whole share and one right. Each right entitles the holder thereof to receive one-tenth (1/10) of one share of common stock upon the consummation of the Business Combination. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the IPO and the Private Placement Units, although substantially all of the net proceeds are intended to be generally applied toward consummating a Business Combination.

Transaction costs incurred related to the IPO were $8,746,087, consisting of $1,845,000 in underwriter’s discount paid at the time of the offering, $225,000 in underwriting expense to be paid in the future, $2,861,040 in fair value of representative shares to the underwriters, $3,244,453 in fair value of Anchor Investors shares, $10,834 fair value of Associate shares and $559,760 in other offering costs. Of the total incurred, $33,223 was allocated to the warrants and charged to expense and $8,712,864 was charged to temporary equity.

F-8

Trust Account

Following the closing of the IPO on September 14, 2021, an amount of $69,690,000 ($10.10 per Unit) from the net proceeds of the sale of the Units in the IPO and Private Placement Units was placed in a trust account (the “Trust Account”) and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its franchise and income tax obligations (less up to $100,000 of interest to pay dissolution expenses), the proceeds from this offering and the sale of the Private Placement Units will not be released from the Trust Account until the earliest of (a) the completion of the Company’s initial Business Combination, (b) the redemption of any Public Shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation, and (c) the redemption of the Company’s Public Shares if the Company is unable to complete the initial Business Combination within 15 months from the closing of this offering, or within any period of extension, subject to applicable law. The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public stockholders.

On December 13, 2022, the Company issued an unsecured promissory note (the “Note”) in favor of Instant Fame, in the principal amount of $690,000. The proceeds of the Note were utilized by the Company to obtain the first three-month extension of the period for the Company to consummate a business combination. The Company has until March 14, 2023, unless extended, to consummate a Business Combination. The Note does not bear interest and matures upon closing of a Business Combination by the Company. If the Company fails to consummate a Business Combination, the outstanding debt under the Note will be forgiven, except to the extent of any funds held outside of the Company’s trust account after paying all other fees and expenses of the Company.

On March 8, 2023, the Company held a special meeting and approved the date by which the Company must consummate a business combination to April 14, 2023. Associated with the extension of the deadline to consummate a business combination, $75,000 of additional funds have been deposited into the Trust Account.

In March 2023, the Company issued an unsecured promissory note (the “March 2023 Note”) in favor of Instant, in the principal amount of $75,000. The proceeds of the March 2023 Note were utilized by the Company to obtain a one-month extension of the period for the Company to consummate a Business Combination. The March 2023 Note does not bear interest and matures upon closing of a Business Combination by the Company. If the Company fails to consummate a Business Combination, the outstanding debt under the March 2023 Note will be forgiven, except to the extent of any funds held outside of the Company’s Trust Account after paying all other fees and expenses of the Company.

F-9

Initial Business Combination

The Company had 15 months from the closing of the offering to consummate the initial Business Combination. However, if the Company anticipates that it may not be able to consummate the initial Business Combination within 15 months, the Company may, by resolution of the board if requested by the initial stockholders, extend the period of time to consummate a Business Combination up to two times, each by an additional three months (for a total of up to 21 months to complete a Business Combination) (the “Combination Period”), subject to the new Sponsors depositing additional funds into the Trust Account as set out below. Pursuant to the terms of the bylaws and the trust agreement entered into between the Company and Continental Stock Transfer & Trust Company on the date of this proxy statement, in order to extend the time available for the Company to consummate the initial Business Combination, the new Sponsors, upon five days advance notice prior to the applicable deadline, must deposit into the Trust Account for each three-month extension, $690,000 ($0.10 per share in either case) on or prior to the date of the applicable deadline, up to an aggregate of $1,380,000, or approximately $0.20 per share. In the event that the Company receives notice from the new Sponsors five days prior to the applicable deadline of its wish for the Company to effect an extension, the Company intends to issue a press release announcing such intention at least three days prior to the applicable deadline. In addition, the Company intends to issue a press release the day after the applicable deadline announcing whether or not the funds had been timely deposited. The new Sponsors and its affiliates or designees are not obligated to fund the Trust Account to extend the time for the Company to complete the initial Business Combination. If the Company is unable to consummate the initial Business Combination within the applicable time period, the Company will, promptly but not more than ten business days thereafter, redeem the Public Shares for a pro rata portion of the funds held in the Trust Account and promptly following such redemption, subject to the approval of the remaining stockholders and the board of directors, dissolve and liquidate, subject in each case to the obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, the rights and warrants will be worthless. Additionally, pursuant to Nasdaq rules, any initial Business Combination must be approved by a majority of the independent directors.

On December 13, 2022, the Company extended the Combination period by three months from December 14, 2022 to March 14, 2023 with a deposit of $690,000 ($0.10 per share) in the Trust Account.

On March 8, 2023, the Company held a special meeting and approved the date by which the Company must consummate a business combination to April 14, 2023. Associated with the extension of the deadline to consummate a business combination, $75,000 of additional funds have been deposited into the Trust Account.

The Company anticipates structuring the initial Business Combination so that the post-transaction company in which the public stockholders’ own shares will own or acquire substantially all of the equity interests or assets of the target business or businesses. The Company may, however, structure the initial Business Combination such that the post-transaction company owns or acquires less than substantially all of such interests or assets of the target business in order to meet certain objectives of the target management team or stockholders or for other reasons, but the Company will only complete such Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Even if the post-transaction company owns or acquires 50% or more of the voting securities of the target, the stockholders prior to the initial Business Combination may collectively own a minority interest in the post-transaction company, depending on valuations ascribed to the target and the Company in the Business Combination transaction. For example, the Company could pursue a transaction in which the Company issue a substantial number of new shares in exchange for all of the outstanding capital stock of shares or other equity interests. In this case, the Company would acquire a 100% controlling interest in the target. However, as a result of the issuance of a substantial number of new shares, the stockholders immediately prior to the initial Business Combination could own less than a majority of the outstanding shares subsequent to the initial Business Combination. If less than 100% of the equity interests or assets of a target business or businesses are owned or acquired by the post-transaction company, the portion of such business or businesses that is owned or acquired is what will be valued for purposes of the 80% of net assets test. If the initial Business Combination involves more than one target business, the 80% of net assets test will be based on the aggregate value of all of the target businesses even if the acquisitions of the target businesses are not closed simultaneously.

F-10

Although the Company believes that the net proceeds of the offering will be sufficient to allow the Company to consummate a Business Combination, because the Company has not yet identified any prospective target business, the Company cannot ascertain the capital requirements for any particular transaction. If the net proceeds of this offering prove to be insufficient, either because of the size of the Business Combination, the depletion of the available net proceeds in search of a target business, or because the Company becomes obligated to redeem a significant number of the Public Shares upon consummation of the initial Business Combination, the Company will be required to seek additional financing, in which case the Company may issue additional securities or incur debt in connection with such Business Combination. Furthermore, the Company may issue a substantial number of additional shares of common or preferred stock to complete the initial Business Combination or under an employee incentive plan upon or after consummation of the initial Business Combination. The Company does not have a maximum debt leverage ratio or a policy with respect to how much debt the Company may incur. The amount of debt the Company will be willing to incur will depend on the facts and circumstances of the proposed Business Combination and market conditions at the time of the potential Business Combination. At this time, the Company is not party to any arrangement or understanding with any third party with respect to raising additional funds through the sale of the securities or the incurrence of debt. Subject to compliance with applicable securities laws, the Company would only consummate such financing simultaneously with the consummation of the initial Business Combination.

Nasdaq rules require that the initial Business Combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding advisory fees and taxes payable on the income earned on the Trust Account) at the time of the agreement to enter into the initial Business Combination. If the board is not able to independently determine the fair market value of the target business or businesses, the Company will obtain an opinion from an independent investment banking firm or an independent accounting firm with respect to the satisfaction of such criteria. The Company does not intend to purchase multiple businesses in unrelated industries in connection with the initial Business Combination.

The Company will provide its public stockholders with the opportunity to redeem all or a portion of their Public Shares upon the completion of the initial Business Combination either (i) in connection with a stockholder meeting called to approve the initial Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a proposed initial Business Combination or conduct a tender offer will be made by the Company, solely at its discretion. The stockholders will be entitled to redeem their shares for a pro rata portion of the amount then on deposit in the Trust Account (initially approximately $10.10 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations plus additional deposits to extend the Combination Period).

The initial carrying value of the common stock subject to redemption is recorded at an amount equal to the proceeds of the public offering less (i) the fair value of the public warrants and less (ii) offering costs allocable to the common stock sold as part of the units in the IPO. Such initial carrying value is classified as temporary equity upon the completion of the IPO, in accordance with Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.”

The Company’s amended and restated certificate of incorporation provides that in no event will it redeem the public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 both immediately before and after the consummation of the Business Combination (so that the Company is not subject to the SEC’s “penny stock” rules). Redemptions of the Company’s public shares may also be subject to a higher net tangible asset test or cash requirement pursuant to an agreement relating to the Business Combination. For example, the Business Combination may require: (i) cash consideration to be paid to the target or its owners, (ii) cash to be transferred to the target for working capital or other general corporate purposes or (iii) the retention of cash to satisfy other conditions in accordance with the terms of the Business Combination. In the event the aggregate cash consideration the Company would be required to pay for all shares of common stock that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the Business Combination exceed the aggregate amount of cash available to the Company, it will not complete the Business Combination or redeem any shares, and all shares of common stock submitted for redemption will be returned to the holders thereof.

F-11

The new Sponsors, officers and directors and Representative (as defined in Note 6) have agreed to (i) waive their redemption rights with respect to their Founder Shares and Public Shares in connection with the completion of the initial Business Combination, (ii) waive their redemption rights with respect to their Founder Shares (as defined below) and Public Shares in connection with a stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation, and (iii) waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if the Company fails to complete the initial Business Combination within the Combination Period.

The Company’s new Sponsors have agreed that they will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.46 per Public Share (subject to increase of up to an additional $75,000 per month in the event that our sponsors elect to extend the period of time to consummate a business combination as set forth in the Extension Amendment) and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.46 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. However, the Company has not asked its new Sponsors to reserve for such indemnification obligations, nor has the Company independently verified whether its new Sponsors have sufficient funds to satisfy its indemnity obligations and believe that the Company’s new Sponsors’ only assets are securities of the Company. Therefore, the Company cannot assure that its new Sponsors would be able to satisfy those obligations.

Liquidity, Capital Resources, and Going Concern

As of December 31, 2022, the Company had $19,257 in cash and a working capital deficit of $1,025,509.

The Company’s liquidity needs through December 31, 2022, were satisfied through (1) a capital contribution from the Sponsors of $28,750 for common stock (“Founder Shares”) and (2) loans from Sponsors and new Sponsors and related parties in order to pay offering costs and other working capital needs. In addition, in order to fund transaction costs in connection with a possible Business Combination, the Company’s new Sponsors, an affiliate of the new Sponsors, and/or certain of the Company’s officers and directors may, but are not obligated to, provide the Company Working Capital Loans. As of December 31, 2022 and 2021, there were no loans associated with the Working Capital Loans. As of December 31, 2022 and 2021, the Company owed $1,002,850 and $28,890 to Sponsors, new Sponsors and related parties. See Note 5 for further disclosure of Sponsor, new Sponsors and related party loans.

Based on the foregoing, management believes that the Company may not have sufficient funds and borrowing capacity to meet its operating needs through the consummation of a Business Combination through the extended term of the Company which expires on April 14, 2023 (as extended). Over this time period, the Company will be utilizing the funds in the operating bank account to pay existing accounts payable, identifying and evaluating prospective initial Business Combination candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating and consummating the Business Combination. As of the date of the filing of this report, management has indicated that it does intend to extend the term of the Company after its initial term expires.

F-12

The Company is within 12 months of its mandatory liquidation date as of the date of the filing of this report. In connection with the Company’s assessment of going concern considerations, the Company has until April 14, 2023 (as extended) to consummate a Business Combination. It is uncertain that the Company will be able to consummate a Business Combination by that time. If a Business Combination is not consummated by this date, there will be a mandatory liquidation and subsequent dissolution of the Company. The Company has determined that the insufficient funds to meet the operating needs of the Company through the liquidation date as well as the mandatory liquidation, should a business combination not occur, and potential subsequent dissolution raise substantial doubt about our ability to continue as a going concern.

These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

Risks and Uncertainties

Management is currently evaluating the impact of the COVID-19 pandemic on the Company and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations, and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In February 2022, the Russian Federation and Belarus commenced a military action with the country of Ukraine. As a result of this action, various nations, including the United States, have instituted economic sanctions against the Russian Federation and Belarus. Further, the impact of this action and related sanctions on the world economy are not determinable as of the date of these financial statements. The specific impact on the Company’s financial condition, results of operations, and cash flows is also not determinable as of the date of these financial statements.

Consideration of Inflation Reduction Act Excise Tax

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax.

F-13

Any redemption or other repurchase that occurs after December 31, 2022, in connection with a Business Combination, extension vote or otherwise, may be subject to the excise tax. Whether and to what extent the Company would be subject to the excise tax in connection with a Business Combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Business Combination, extension or otherwise, (ii) the structure of a Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a Business Combination (or otherwise issued not in connection with a Business Combination but issued within the same taxable year of a Business Combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by the Company and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a Business Combination and in the Company’s ability to complete a Business Combination.

Investment Company Act 1940

Under the current rules and regulations of the SEC we are not deemed an investment company for purposes of the Investment Company Act; however, on March 30, 2022, the SEC proposed new rules (the “Proposed Rules”) relating, among other matters, to the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The Proposed Rules provide a safe harbor for companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the Proposed Rules would require a company to file a Current Report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the SPAC’s registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of such registration statement. There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours. Although we entered into a definitive business combination agreement within 18 months after the effective date of our registration statement relating to our initial public offering, there is a risk that we may not complete our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction. Currently, the funds in our trust account are held only in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. The Investment Company Act defines an investment company as any issuer which (i) is or holds itself out as being engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting, or trading in securities; (ii) is engaged or proposes to engage in the business of issuing face-amount certificates of the installment type, or has been engaged in such business and has any such certificate outstanding; or (iii) is engaged or proposes to engage in the business of investing, reinvesting, owning, holding, or trading in securities, and owns or proposes to acquire investment securities having a value exceeding 40% of the value of its total assets (exclusive of Government securities and cash items) on an unconsolidated basis. On or immediately prior to the 24-month anniversary of the effective date of our registration statement relating to our initial public offering, we intend to review and assess our primary line of business and the value of our investment securities as compared to the value of our total assets to determine whether we may be deemed an investment company. The longer that the funds in the trust account are held in money market funds, there is a greater risk that we may be considered an unregistered investment company. In the event we are deemed an investment company under the Investment Company Act, whether based upon our activities, the investment of our funds, or as a result of the Proposed Rules being adopted by the SEC, we may determine that we are required to liquidate the money market funds held in our trust account and may thereafter hold all funds in our trust account in cash until the earlier of consummation of our business combination or liquidation. As a result, if we were to switch all funds to cash, we will likely receive minimal interest, if any, on the funds held in our trust account after such time, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of our Company.

F-14

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of these financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period.

Making estimates requires management to exercise significant judgement. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events.

F-15

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of December 31, 2022 and 2021.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on these accounts.

Offering Costs related to the Initial Public Offering

The Company complies with the requirements of ASC Subtopic 340-10-S99-1, “Expenses of Offering.” Offering costs consist of legal, accounting, underwriting fees and other costs incurred through December 31, 2022 that were directly related to the IPO. Upon consummation of the IPO, offering costs were allocated to the separable financial instruments issued in the IPO on a relative fair value basis compared to total proceeds received. Offering costs associated with the Private Warrant liability were expensed as incurred and presented as non-operating expenses in the statement of operations. Offering costs associated with the shares of common stock were charged to temporary equity (common stock subject to possible redemption) upon the completion of the IPO.

Anchor Investors and Other Investors

The Company complies with SAB Topic 5.A to account for the valuation of the Founder Shares acquired by the Anchor Investors and Other Investors. The Founder Shares acquired by the Anchor Investors and Other Investors represent a capital contribution for the benefit of the Company and are recorded as offering costs and reflected as a reduction in the proceeds from the offering and offering expenses in accordance with ASC 470 and Staff Accounting Bulletin Topic 5A. As such, upon sale of the Founder Shares to the Anchor Investors and the granting of the Founder Shares to the Other Investors the valuation of these shares was recognized as a deferred offering cost and charged to temporary equity and the statement of operations based on the relative fair value basis.

Fair Value of Financial Instruments

The fair value of the Company’s cash and current liabilities approximates the carrying amounts represented in the accompanying balance sheet, due to their short-term nature.

Fair value is defined as the price which would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier fair value hierarchy which prioritizes the inputs used in the valuation methodologies is as follows:

Level 1 Inputs - Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

F-16

Level 2 Inputs - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These might include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, volatilities, prepayment speeds, credit risks, etc.) or inputs that are derived principally from or corroborated by market data by correlation or other means.

Level 3 Inputs - Unobservable inputs for determining the fair values of assets or liabilities that reflect an entity’s own assumptions about the assumptions that market participants would use in pricing the assets or liabilities.

Fair Value of Trust Account

As of December 31, 2022 and 2021, the assets in the Trust Account were held in a money market fund or cash with a broker. These financial assets were accounted for at fair value on a recurring basis within Level 1 of the fair value hierarchy.

Fair Value of Warrant Liability

The Company accounted for the 7,306,000 warrants issued in connection with the IPO and private placement in accordance with the guidance contained in ASC Topic 815, “Derivatives and Hedging” whereby under that provision, the Private Warrants did not meet the criteria for equity treatment and were recorded as a liability and the Public Warrants met the criteria for equity treatment. Accordingly, the Company classified the Private Warrants as a liability at fair value upon issuance and adjusts them to fair value at each reporting period. This liability is re-measured at each balance sheet date until the Private Warrants are exercised or expire, and any change in fair value will be recognized in the Company’s statements of operations.

Fair Value of Shares and Private Placement Units acquired by Instant Fame

On October 20, 2022, pursuant to a Securities Purchase Agreement between IF and the Sellers Management of the Company determined the fair value of the shares and private placement units acquired to be $1,453,900. The excess value of the shares and private placement units acquired of $1,253,900 is reported as a component of stockholders’ equity.

F-17

Common Stock Subject to Possible Redemption

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in ASC Topic 480, “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption (if any) are classified as a liability instrument and measured at fair value. Conditionally redeemable common stock (including common stock that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity and subsequently measured at redemption value. At all other times, shares of common stock are classified as stockholders’ equity. The Company’s shares of common stock sold as part of the IPO feature certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, all 6,900,000 shares of common stock subject to possible redemption are presented at their net carrying value and classified as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet. The initial carrying value of the common stock subject to redemption is recorded at an amount equal to the proceeds of the public offering ($69,000,000) less (i) the fair value of the public warrants ($5,796,000) and less (ii) offering costs allocable to the common stock sold as part of the units in the public offering ($8,712,864). In accordance with the alternative methods described in ASC Subtopic 480-10-S99-3A(15), “Classification and Measurement of Redeemable Securities.” The Company has made an accounting policy election to accrete changes in the difference between the initial carrying amount and the redemption amount ($10.10 per share) over the period form the IPO date to the expected redemption date. For purposes of accretion, the Company has estimated that it will take 15 months for a Business Combination to occur and accordingly will accrete the carrying amount to the redemption value using the effective interest method over that period. Such changes are reflected in additional paid in capital, or in the absence of additional paid-in capital, in accumulated deficit.

With the three-month extension of the Combination Period and the additional funding of $690,000 ($0.10 per share) in the Trust Account the Company changed the methodology on a go-forward basis to recognize changes in redemption value immediately as they occur and adjusts the carrying value of redeemable common stock to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable common stock are affected by charges against additional paid-in-capital (to the extent available) and accumulated deficit. During the year ended December 31, 2022, the Company recorded an increase in the redemption value of $12,994,286 because of earnings on the Trust Account and additional deposits that exceed amounts payable for taxes. While the Company may use earnings on the Trust Account to pay its tax obligations, as of December 31, 2022, $49,010 has been withdrawn by the Company from the Trust Account to pay its tax obligations.

On December 31, 2022 and 2021, the common stock reflected in the balance sheet is reconciled in the following table:

Gross proceeds	$69,000,000
Less:	—
common stock issuance costs	(8,712,864)
Proceeds allocated to Public Warrants	(5,796,000)
Plus:
Remeasurement of shares subject to redemption	3,580,177
common stock subject to possible redemption on December 31, 2021	$58,071,313
Plus:
Remeasurement of shares subject to redemption	12,902,071
common stock subject to possible redemption on December 31, 2022	$70,973,384

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be realized. The effect of a change in tax rates or laws on deferred tax assets and liabilities is recognized in operations in the period that includes the enactment date of the rate change. A valuation allowance is established to reduce the deferred tax assets to the amounts that are more likely than not to be realized from operations.

F-18

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition.

The Company has identified the United States and the State of California as its only “major” tax jurisdictions.

The Company is subject to income tax examinations by major taxing authorities since inception. These examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal and state tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Tax benefits of uncertain tax positions are recognized only if it is more likely than not that the Company will be able to sustain a position taken on an income tax return. The Company has no liability for uncertain tax positions as of December 31, 2022 and 2021. Interest and penalties, if any, related to unrecognized tax benefits would be recognized as income tax expense. The Company does not have any accrued interest or penalties associated with unrecognized tax benefits, nor was any significant interest expense recognized during the year ended December 31, 2022 and for the period January 21, 2021 (inception) to December 31, 2021.

Net Income (Loss) Per Share

Basic net income (loss) per share is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the period.

For purposes of calculating diluted income (loss) per common stock, the denominator includes both the weighted-average number of shares of common stock outstanding during the period and the number of common stock equivalents if the inclusion of such common stock equivalents is dilutive. Dilutive common stock equivalents potentially include shares and warrants using the treasury stock method.

As of December 31, 2022, 7,306,000 warrants were excluded from the diluted income per share calculation since the exercise price of the warrants is greater than the average market price of the common stock. As a result, diluted net income (loss) per share is the same as basic loss per share for the period presented.

Reconciliation of Income (Loss) per Share of Common Stock

Basic and diluted loss per share for common stock is calculated as follows:

	For the Year Ended December 31,	For the period from January 21, 2021 (inception) to December 31, 2021
	2022	2021
Income per share of common stock:
Net income (loss)	$47,107	$(277,203)

Weighted Average Shares of common stock	9,424,000	4,785,051
Basic and diluted income (loss) per share	$0.00	$(0.06)

F-19

Recent Accounting Standards

In August 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-06, Debt — “Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity” (Subtopic 815-40) (“ASU 2020-06”) to simplify accounting for certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. ASU 2020-06 is effective January 1, 2022 and should be applied on a full or modified retrospective basis, with early adoption permitted beginning on January 1, 2021. The Company adopted ASU 2020-06 as of January 1, 2021 and the adoption of the ASU 2020-06 did not have a material effect on the financial statements.

Management does not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

Stock Based Compensation

The Company complies with ASC 718 Compensation — Stock Compensation regarding Founder Shares granted to directors and an officer of the Company. The acquired shares shall vest upon the Company consummating an initial Business Combination (the “Vesting Date”). The Founder Shares owned by the directors or officer (1) may not be sold or transferred, until one year after the consummation of a Business Combination, (2) not be entitled to redemption from the funds held in the Trust Account, or any liquidating distributions. The Company has 18 months from the date of the IPO to consummate a Business Combination, and if a Business Combination is not consummated, the Company will liquidate and the shares will become worthless.

The Founder Shares were issued on September 8, 2021, and the Founder Shares vest, not upon a fixed date, but upon consummation of an initial Business Combination. Since the approach in ASC 718 is to determine the fair value without regard to the vesting date, the Company has determined the valuation of the Founder Shares as of September 8, 2021. The valuation resulted in a fair value of $7.48 per share as of September 8, 2021, or an aggregate of $972,400 for the 130,000 Founder Shares. The Founder Shares were granted at no cost to the recipients. The excess fair value over the amount paid is $972,400, which is the amount of share-based compensation expense which the Company will recognize upon consummation of an initial business combination.

NOTE 3 — PUBLIC OFFERING

On September 14, 2021, the Company consummated its IPO and sold 6,900,000 Units at a purchase price of $10.00 per Unit, which was inclusive of the underwriters’ full exercise of their over-allotment option, generating gross proceeds of $69,000,000. Each Unit that the Company sold had a price of $10.00 and consisted of one share of common stock, one warrant to purchase one share of common stock and one right. Each warrant will entitle the holder to purchase one share of common stock at a price of $11.50 per share, subject to adjustment. Each warrant will become exercisable on the later of the completion of the initial Business Combination or 12 months from the closing of the offering and will expire five years after the completion of the initial Business Combination, or earlier upon redemption or liquidation. Each right entitles the holder to buy one tenth of one share of common stock. The common stock, warrants and rights comprising the Units will begin separate trading on the 52nd day following September 13, 2021, the date of the filing of the final prospectus unless the underwriters, I-Bankers Securities, Inc., inform the Company of their decision to allow earlier separate trading, subject to the Company’s having filed the Current Report on Form 8-K with the accompanying audited balance sheet and having issued a press release announcing when such separate trading will begin. At the time that the common stock, warrants and rights comprising the Units begin separate trading, holders will hold the separate securities and no longer hold Units (without any action needing to be taken by the holders), and the Units will no longer trade.

F-20

All of the 6,900,000 shares of common stock sold as part of the Units in the IPO contain a redemption feature which allows for the redemption of such public shares in connection with the Company’s liquidation, if there is a stockholder vote or tender offer in connection with the Business Combination and in connection with certain amendments to the Company’s certificate of incorporation. In accordance with SEC and its staff’s guidance on redeemable equity instruments, which has been codified in ASC 480-10-S99, redemption provisions not solely within the control of the Company require common stock subject to redemption to be classified outside of permanent equity.

NOTE 4 — PRIVATE PLACEMENT

Simultaneously with the closing of the IPO and the sale of the Units, the Company sold 181,000 Private Placement Units to certain investors for aggregate cash proceeds of $2,460,000 and issued an additional 225,000 Private Placement Units to a Sponsor in exchange for the cancellation of approximately $1,105,000 in loans and a promissory note due to them. Each Private Placement Unit consisted of one share of common stock, one redeemable warrant to purchase one share of common stock at a price of $11.50 per whole share and one right.

On October 20, 2022, pursuant to the SPA, the new Sponsors acquired an aggregate of 385,000 shares of common stock and 90,000 private placement units of the Company from the Sellers in a private transaction. Management of the Company determined the fair value of the shares and private placement units acquired to be $1,453,900. The excess value of the shares and private placement units acquired of $1,253,900 is reported as a component of stockholders’ equity.

NOTE 5 — RELATED PARTY TRANSACTIONS

Founder Shares

In February 2021, the Sponsors subscribed for 2,875,000 shares of the Company’s common stock (the “Founder Shares”) for $28,750, or $0.01 per share, in connection with formation. In June 2021, 1,437,500 shares of the Founder Shares were re-purchased by the Company for a total of $14,375. In connection with the upsize of the IPO, on June 10, 2021, an additional 287,500 Founder Shares were issued via a 20% stock dividend, resulting in total Founder Shares outstanding of 1,725,000. All share amounts and related figures were retroactively adjusted.

In March 2021, Suresh Yezhuvath granted an aggregate of 16,668 Founder Shares to other investors (“Other Investors”) at no costs.

F-21

The Sponsors, new Sponsors, Other Investors, Anchor Investors, directors and officer have agreed not to transfer, assign or sell the Founder Shares until the earlier to occur of: (A) one year after the completion of the initial Business Combination or (B) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction after the initial Business Combination that results in all of the public stockholders having the right to exchange their shares of common stock for cash, securities or other property. The Company refers to such transfer restrictions as the “lock-up”. Notwithstanding the foregoing, if the last sale price of the common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial Business Combination, the Founder Shares will be released from the lock-up.

Working Capital Loans – Sponsors and New Sponsors

In order to finance transaction costs in connection with a Business Combination, the new Sponsors or an affiliate of the new Sponsors or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required. If the Company completes a Business Combination, the Company would repay the loans out of the proceeds of the Trust Account released to the Company. Otherwise, the loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay the loans but no proceeds from the Trust Account would be used to repay the loans. On December 31, 2022 and 2021 there were no loans outstanding under the working capital loan program.

Pre-IPO Promissory Note—Sponsor

On February 15, 2021, the Company issued an unsecured promissory note to Yezhuvath, as and when required, pursuant to which the Company may borrow up to an aggregate principal amount of $300,000 to be used for a portion of the expenses of this offering. The note was non-interest bearing and unsecured. As of December 31, 2022, all $300,000 of the note had been drawn down and fully repaid upon the closing of the IPO through the issuance of 30,000 Private Placement Units.

Pre-IPO Loans – Sponsors

Prior to the completion of the IPO, the Company entered into an additional loan agreement with Yezhuvath to finance the expenses associated with preparing for the IPO as follows:

The Company entered into a loan agreement with Yezhuvath with the following terms:

1.	The Company borrowed approximately $805,000 under the loan agreement as follows:
a.	Deferred offering costs of $50,000 were directly paid by the Sponsor.
b.	The Company repurchased treasury stock of $7,375 from the Sponsor.
c.	Proceeds of approximately $747,625 was received directly into the Company from the Sponsor.
2.	Advances under the loan agreement are unsecured and do not bear interest.

3.	Following the consummation of the IPO, the loan was repaid/forfeited as follows:
a.	Against the first approximate $1,030,000 of the note and loan agreement (inclusive of the $300,000 note discussed above), 210,000 Private Placement Units were issued.
b.	Against the next $75,000 of loan, 15,000 Private Placement Units were issued.

F-22

Yezhuvath agreed to make an additional loan to the Company of $225,000 pursuant to the exercise of the over-allotment which would only be drawn down at the time of the Business Combination. The proceeds would be used to pay a portion of the incremental underwriting discount on the over-allotment shares which the underwriter has agreed to defer the receipt of until a Business Combination is consummated. Yezhuvath has agreed to forgive this amount without any additional securities being issued against it.

On April 12, 2021, the Company entered into a loan agreement with Rao for an amount of $270,000. The loan did not bear interest and was unsecured. In connection with the successful IPO, the loan was forfeited and not repaid by the Company and was considered a capital contribution without any additional securities being issued.

Due to Related Parties

The balance on December 31, 2022 in Due to Related Parties totaled $1,002,850 consists of the following transactions:

1.	Suresh Yezhuvath loaned the Company $23,960.

2	Subash Menon paid expenses on behalf of the Company. As of December 31, 2022, the Company owed him $3,557 for such expenses.

3.	As a result of a change in the size of the offering, the Company agreed to repurchase 700,000 shares of common stock from Bannix Management LLP for total consideration of $7,000.

4.	Pursuant to the Administrative Support Agreement, the Company has accrued $78,333 for rent since September 2021 for which it was a publicly listed company.

5.	Pursuant to a Securities Purchase Agreement, related parties loaned the Company $200,000 of which is expected to be forfeited by the lender.

6	Pursuant to the December 13, 2022 Note with Instant Fame the Company owes $690,000.

The Note is non-interest bearing and repayable on the consummation of a Business Combination. If a Business Combination is not consummated the Note will not be repaid and all amounts owed hereunder will be forgiven except to the extent that the Company has funds available to it outside of the Trust Account.

Administrative Support Agreement

Commencing on the date of the IPO, the Company has agreed to pay an affiliate of the Sponsor for office space, secretarial and administrative services provided to members of the management team, in the amount of $5,000 per month. Upon completion of the initial Business Combination or the Company’s liquidation, it will cease paying these monthly fees. For the year ended December 31, 2022, the Company had incurred $60,000 pursuant to the agreement. For the period from January 21, 2021 (inception) through December 31, 2021, the Company had incurred $18,333 pursuant to the agreement.

F-23

NOTE 6 — COMMITMENTS

Registration Rights

The holders of the Founder Shares, Private Placement Units and warrants that may be issued upon conversion of related party loans will have registration rights to require the Company to register a sale of any of its securities held by them pursuant to a registration rights agreement to be signed prior to or on the effective date of this offering. These holders will be entitled to make up to three demands, excluding short form registration demands, that the Company registers such securities for sale under the Securities Act. In addition, these holders will have “piggy-back” registration rights to include their securities in other registration statements filed by the Company.

Underwriting Agreement

The Company granted the underwriters a 30-day option from the date of the IPO to purchase up to an additional 900,000 Units to cover over-allotments, which it fully exercised on the date of the IPO.

The underwriters were entitled to a cash underwriting discount of 3% of the gross proceeds of the IPO, or an aggregate of $2,070,000. Of this amount, $225,000 will be payable to the underwriters by a Sponsor solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement. Additionally, the underwriters are entitled to a Business Combination marketing fee of 3.5% of the gross proceeds of the sale of Units in the IPO upon the completion of the Company’s initial Business Combination subject to the terms of the underwriting agreement.

The Company issued the underwriter (and/or its designees) (the “Representative”) 393,000 shares of common stock for $0.01 per share (the “Representative Shares”) upon the consummation of the IPO. The Company accounted for the estimated fair value ($2,861,000) of the Representative Shares as an offering cost of the IPO and allocated such cost against temporary equity for the amount allocated to the redeemable shares and to expense for the allocable portion relating to the warrant liability. These shares of common stock issued to the underwriter are subject to an agreement in which the underwriter has agreed (i) not to transfer, assign or sell any such shares until the completion of the Business Combination. In addition, the underwriter (and/or its designees) has agreed (i) to waives its redemption rights with respect to such shares in connection with the completion of the Business Combination and (ii) to waive its rights to liquidating distributions from the trust account with respect to such shares if it fails to complete the Business Combination within 15 months from the closing of the IPO. Accordingly, the fair value of such shares is included in stockholders’ equity. As of December 31, 2022, the Representative has not yet paid for these shares, and the amount owed of $3,930 is included in prepaid expenses on the balance sheets.

Other Investors

Other Investors were granted an aggregate of 16,668 Founder Shares at no costs from Suresh Yezhuvath in March 2021. The Company valued the Founder Shares at approximately $0.65 per share or $10,834 in the aggregate at the date of the grant.

The Other Investors have not been granted any stockholder or other rights that are in addition to those granted to the Company’s other public stockholders. The Other Investors will have no rights to the funds held in the Trust Account with respect to the Founder Shares held by them. The Other Investors will have the same rights to the funds held in the Trust Account with respect to the common stock underlying the Units they purchase at the IPO as the rights afforded to the Company’s other public stockholders.

F-24

Anchor Investors

The Anchor Investors entered into separate letter agreements with the Company and the Sponsors pursuant to which, subject to the conditions set forth therein, the Anchor Investors purchased, upon the closing of the IPO on September 14, 2021, 181,000 Private Placement Units and 762,500 Founder Shares on September 9, 2021 (“Anchor Shares” in the total). The Company valued the Founder Shares at $7.48 per share at the date of the purchase.

The Anchor Investors have not been granted any stockholder or other rights that are in addition to those granted to the Company’s other public stockholders and purchased the Founder Shares for nominal consideration with an excess of the fair value of $3,244,453. Each Anchor Investor has agreed in its individually negotiated letter agreement entered into with the Company to vote its Anchor Shares to approve the Company’s initial Business Combination. The Anchor Investors will have no rights to the funds held in the Trust Account with respect to the Anchor Shares held by them. The Anchor Investors will have the same rights to the funds held in the Trust Account with respect to the common stock underlying the Units they purchase at the IPO (excluding the common stock included in the Private Placement Units purchased) as the rights afforded to the Company’s other public stockholders.

NOTE 7 — STOCKHOLDERS’ (DEFICIT) EQUITY

Preferred Stock— On September 9, 2021, the Company amended and restated its certificate of incorporation to authorize the issuance of 1,000,000 shares of preferred stock at par value of $0.01 each and with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors.

Common Stock— The Company was authorized to issue a total of 10,000,000 shares of common stock with par value of $0.01 each. As of December 31, 2022 and 2021, there were 3,961,500 shares of common stock issued and 2,524,000 shares of common stock outstanding, excluding 6,900,000 shares subject to possible redemption. Each share of common stock entitles the holder to one vote. In connection with the Company’s amended and restated certificate of incorporation, authorized shares were increased to 100,000,000. As of the consummation of the Company’s IPO on September 14, 2021, there were 9,424,000 shares of common stock issued, inclusive of those subject to possible redemption, consisting of (1) 6,900,000 shares related to the Units sold in the IPO, (2) 406,000 shares related to the Private Placement Units sold concurrently with the IPO, (3) 1,725,000 Founder Shares and (4) 393,000 Representative Shares.

Treasury Stock — On June 21, 2021 the Sponsors agreed to deliver the Company 1,437,500 shares of common stock beneficially owned by the Sponsors. The amount payable to Yezhuvath of $7,735 was repaid as part of the Private Placement Units issued to him (see Note 5) and the amount of $7,000 payable to Bannix Management LLP is included in Due to Related Parties as of December 31, 2022.

Rights — Except in cases where the Company is not the surviving company in the Business Combination, each holder of a right will automatically receive one-tenth (1/10) of a share of common stock upon consummation of the Business Combination, even if the holder of a right converted all shares held by him, her or it in connection with the Business Combination or an amendment to the Company’s Certificate of Incorporation with respect to its pre-Business Combination activities. In the event that the Company will not be the surviving company upon completion of the Business Combination, each holder of a right will be required to affirmatively convert his, her or its rights in order to receive the one-tenth (1/10) of a share of common stock underlying each right upon consummation of the Business Combination. No additional consideration will be required to be paid by a holder of rights in order to receive his, her or its additional share of common stock upon consummation of Business Combination. The shares issuable upon exchange of the rights will be freely tradable (except to the extent held by affiliates of the Company). If the Company enters into a definitive agreement for a Business Combination in which the Company will not be the surviving entity, the definitive agreement will provide for the holders of the rights to receive the same per share consideration the holders of shares of common stock will receive in the transaction on an as-converted into common stock basis.

F-25

NOTE 8 — WARRANTS

The Company accounted for the 7,306,000 warrants issued in connection with the IPO and private placement in accordance with the guidance contained in ASC Topic 815 “Derivatives and Hedging” whereby under that provision, the Private Warrants did not meet the criteria for equity treatment and were recorded as a liability. Accordingly, the Company classified the Private Warrants as a liability at fair value and will adjust them to fair value at each reporting period. This liability will be re-measured at each balance sheet date until the Private Warrants are exercised or expire, and any change in fair value will be recognized in the Company’s statement of operations. The fair value of the Private Warrants was estimated using a modified Black-Scholes model. The valuation models utilize inputs such as assumed share prices, volatility, discount factors and other assumptions and may not be reflective of the price at which they can be settled. Such Private Warrant classification is also subject to re-evaluation at each reporting period. The Public Warrants met the classification for equity treatment.

Each warrant entitles the holder to purchase one share of the Company’s common stock at a price of $11.50 per share, subject to adjustment as discussed herein. In addition, if (x) the Company issues additional shares or equity-linked securities for capital raising purposes in connection with the closing of its initial Business Combination at an issue price or effective issue price of less than $9.20 per share of common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Company’s new Sponsors or its affiliates, without taking into account any Founder Shares held by the Company’s Sponsors or new Sponsors or its affiliates, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial Business Combination on the date of the consummation of the initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates the initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the Market Value, and the $18.00 per share redemption trigger price described below under “Redemption of warrants” will be adjusted (to the nearest cent) to be equal to 180% of the Market Value.

The warrants will become exercisable on the later of 12 months from the closing of this offering or upon completion of its initial Business Combination and will expire five years after the completion of the Company’s initial Business Combination, at 5:00 p.m., Eastern Time, or earlier upon redemption or liquidation.

Redemption of warrants

The Company may call the warrants for redemption (excluding the private warrants, and any warrants underlying Units issued to the Sponsors, new Sponsors, initial stockholders, officers, directors or their affiliates in payment of related party loans made to the Company), in whole and not in part, at a price of $0.01 per warrant:

●	at any time while the warrants are exercisable,

●	upon not less than 30 days prior written notice of redemption to each warrant holder,

●	if, and only if, the reported last sale price of the common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations), for any 20 trading days within a 30-trading day period ending on the third trading business day prior to the notice of redemption to warrant holders, and

●	if, and only if, there is a current registration statement in effect with respect to the issuance of the shares underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day until the date of redemption.

F-26

If the Company calls the warrants for redemption as described above, the management will have the option to require any holder that wishes to exercise its warrant to do so on a “cashless basis.” If management takes advantage of this option, all holders of warrants would pay the exercise price by surrendering their warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the excess of the “fair market value” (defined below) over the exercise price of the warrants by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the common stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants.

If the Company is unable to complete an initial Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such warrants. Accordingly, the warrants may expire worthless.

 The following presents the Company’s fair value hierarchy for the 406,000 Private Warrants issued which are classified as liabilities measured at fair value as of December 31, 2022:

	Level 1	Level 2	Level 3

Private Warrants	$—	$—	$12,180
Total	$—	$—	$12,180

The following presents the Company’s fair value hierarchy for the 406,000 Private Warrants issued which are classified as liabilities measured at fair value as of the December 31, 2021:

	Level 1	Level 2	Level 3

Private Warrants	$—	$—	$194,880
Total	$—	$—	$194,880

The following table summarizes key inputs and the models used in the valuation of the Company’s Private Warrants as of December 31, 2022:

Private Warrants

Valuation Method Utilized	Modified Black Scholes
Stock Price	$10.17
Exercise Price	$11.50
Expected Term	2.7
Volatility	1.3%
Risk-free rate	3.99%

F-27

The following table summarizes key inputs and the models used in the valuation of the Company’s Private Warrants as of December 31, 2021:

Private Warrants

Valuation Method Utilized	Modified Black Scholes
Stock Price	$9.81
Exercise Price	$11.50
Expected Term	5.00
Volatility	9.7%
Risk-free rate	1.26%

The following table presents the changes in Level 3 liability for the year ended December 31, 2022:

Fair value of Private Warrants on December 31, 2021	$194,880
Change in fair value of Private Warrants	(182,700)
Fair value of Private Warrants on December 31, 2022	$12,180

The following table presents the changes in the Private Warrant liability, measured on a recurring basis, classified as Level 3, for the period from January 21, 2021 (inception) to December 31, 2021:

Fair value of Private Warrants on January 21, 2021 (Inception)	$—
Initial fair value of Private Warrants on September 14, 2021	345,100
Change in fair value of Private Warrants	(150,220)
Fair value of Private Warrants on December 31, 2021	$194,880

NOTE 9 — INCOME TAX

The Company’s net deferred tax assets (liability) at December 31, 2022 and 2021 are as follows:

	December 31,
	2022	2021
Deferred tax asset
Organizational costs/Start-up costs	$301,024	$72,992
Unrealized gain/loss – Trust	(66,997)	—
Federal net operating loss	—	24,132
State net operating loss	—	5,901
Total deferred tax asset	234,027	103,024
Valuation allowance	(301,024)	(103,024)
Deferred tax asset (liability), net of allowance	$(66,997)	$—

F-28

The income tax provision for the year ended December 31, 2022 and for the period from January 21, 2021 (inception) through December 31, 2021 consists of the following:

	December 31,
	2022	2021
Federal
Current	$111,278	$—
Deferred	(92,863)	(82,782)
State
Current	45,007	—
Deferred	(38,139)	(20,242)
Change in valuation allowance	197,999	103,024
Income tax provision	$223,282	$—

The Company’s net operating loss carryforward as of December 31, 2022 and 2021 amounted to $0 and $114,913, respectively, will be carried forward indefinitely.

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the year ended December 31, 2022, the change in the valuation allowance was $197,999. For the period from January 21, 2021 (inception) through December 31, 2021, the change in the valuation allowance was $103,024.

A reconciliation of the federal income tax rate to the Company’s effective tax rate at December 31, 2022 and 2021 is as follows:

	December 31,
	2022	2021
Statutory federal income tax rate	21%	21%
State taxes, net of federal tax benefit	7%	5%
Permanent book/tax differences:
Change in fair value of warrant liability	(18)%	14%
Warrant issuance costs	0.0%	(3)%
Change in valuation allowance	73%	(37)%
Income tax provision	83%	0%

The Company files income tax returns in the U.S. federal jurisdiction in various state and local jurisdictions and is subject to examination by the various taxing authorities, since inception.

F-29

NOTE 10 - SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, other than stated below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

On March 8, 2023 the Company held a special meeting and approved the date by which the Company must consummate a business combination, up to March 14, 2024 with approval of the board of directors and additional deposits of funds in the Trust Account. In connection with the vote on the Extension Amendment (described below) at the Special Meeting, stockholders holding a total of 3,960,387 shares of the Company’s common stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s Trust Account. As a result, $41,077,189.13 (approximately $10.37201 per share) was removed from the Company’s Trust Account to pay such holders. Following redemptions, the Company has 5,463,613 shares outstanding.

The Company filed an amendment to its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on March 9, 2023 (the “Extension Amendment”), to extend the date (the “Extension”) by which the Company must (1) complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination involving the Company and one or more businesses (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem 100% of the Company’s common stock (“common stock”) included as part of the units sold in the Company’s initial public offering that was consummated on September 14, 2021 (the “IPO”), from March 14, 2023, and to allow the Company, without another stockholder vote, to further extend the date to consummate a Business Combination on a monthly basis up to twelve (12) times by an additional one (1) month each time after March 14, 2023 or later extended deadline date, by resolution of the Company’s board of directors (the “Board”), if requested by IF, upon five days’ advance notice prior to the applicable deadline date, until March 14, 2024, or a total of up to twelve (12) months after March 14, 2023 (such date as extended, the “Deadline Date”), unless the closing of a Business Combination shall have occurred prior thereto.

The new Sponsor has requested to extend the period of time to consummate a Business Combination by an additional one month (to April 14, 2023) and has deposited $75,000 in additional funds into the Trust Account as set forth in the Company’s charter.

In March 2023, the Company issued an unsecured promissory note (the “March 2023 Note”) in favor of IF, in the principal amount of $75,000. The proceeds of the March 2023 Note were utilized by the Company to obtain a one-month extension of the period for the Company to consummate a Business Combination. The March 2023 Note does not bear interest and matures upon closing of a Business Combination by the Company. If the Company fails to consummate a Business Combination, the outstanding debt under the March 2023 Note will be forgiven, except to the extent of any funds held outside of the Company’s Trust Account after paying all other fees and expenses of the Company.

As disclosed by the Company in its proxy statement filed on March 6, 2023 with respect to the remaining funds held in the Trust Account following the special meeting and the related redemptions, the Company stated it plans to maintain the remaining amount in its trust account in an interest-bearing demand deposit account at a bank.

On April 6, 2023 the Company’s trustee setup and funded a bank account with Citibank for all remaining funds from the Trust Account, post-redemption, including interest accrued in the amount of $30,744,828.

F-30

EVIE AUTONOMOUS GROUP LTD

Financial Statements

For the Period from May 8, 2023 (Inception) to June 30, 2023

BANNIX ACQUIlSITION CORP.

CONDENSED BALANCE SHEETS

	September 30, 2023	December 31, 2022
	(Unaudited)
Assets
Current Assets:
Cash	$39,589	$19,257
Prepaid expense and other	5,933	26,296
Total Current Assets	45,522	45,553

Cash and Investments held in Trust Account	31,906,039	71,421,125
Total Assets	$31,951,561	$71,466,678

Liabilities, Redeemable Common Stock and Stockholders’ Deficit
Current liabilities:
Accounts payable and accrued expenses	$717,404	$272,594
Income taxes payable	571,387	156,285
Excise tax payable	410,772	—
Promissory notes - Evie	726,015	—
Due to related parties	1,197,850	1,002,850
Total Current Liabilities	3,623,428	1,431,729

Warrant liability	12,180	12,180
Deferred tax liability	—	66,997
Deferred underwriters’ discount	225,000	225,000
Total Liabilities	3,860,608	1,735,906

Commitments and Contingencies	—	—

Common stock subject to possible redemption 2,939,613 and 6,900,000 at redemption value on September 30, 2023 and December 31, 2022, respectively	31,270,132	70,973,384

Stockholders’ Deficit
Preferred stock, $0.01 par value; 1,000,000 shares authorized; no shares issued or outstanding	—	—
Common stock, par value $0.01; authorized 100,000,000 shares; issued 6,901,113 and 10,861,500 shares; and outstanding 2,524,000 shares (excluding 2,939,613 and 6,900,000 shares subject to redemption and 1,437,500 Treasury Stock shares), respectively	39,615	39,615
Additional paid-in capital	—	—
Accumulated deficit	(3,204,419)	(1,267,852)
Less Treasury Stock; at cost; 1,437,500 common shares	(14,375)	(14,375)
Total Stockholders’ Deficit	(3,179,179)	(1,242,612)
Total Liabilities, Redeemable Common Stock and Stockholders’ Deficit	$31,951,561	$71,466,678

The accompanying notes are an integral part of these unaudited condensed financial statements.

F-31

BANNIX ACQUISITION CORP.
UNAUDITED CONDENSED STATEMENTS OF OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Operating costs	$394,213	$301,455	$1,197,866	$743,647
Loss from operations	(394,213)	(301,455)	(1,197,866)	(743,647)

Other income(expense):
Interest income on trust account	370,848	410,360	1,394,123	458,146
Change in fair value of warrant liabilities	4,060	20,300	—	178,640
Total other income, net	374,908	430,660	1,394,123	636,786

(Loss) income before provision for income taxes	(19,305)	129,205	196,257	(106,861)
Provision for income taxes	(81,847)	(63,263)	(348,105)	(63,263)
Net income (loss)	$(101,152)	$65,942	$(151,848)	$(170,124)

Basic and diluted weighted average shares outstanding	5,463,613	9,424,000	6,435,576	9,424,000
Basic and diluted net income (loss) per share	$(0.02)	$0.01	$(0.02)	$(0.02)

The accompanying notes are an integral part of these unaudited condensed financial statements.

F-32

 BANNIX ACQUISITION CORP.
UNAUDITED CONDENSED STATEMENTS OF CHANGES IN STOCKHOLDERS’ (DEFICIT) EQUITY

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2023

	Common stock
	Share (1)	Amount	Additional Paid-in Capital	Accumulated Deficit	Treasury Stock	Total Stockholders’ Deficit
Balance as of January 1, 2023	3,961,500	$39,615	$—	$(1,267,852)	$(14,375)	$(1,242,612)

Net income	—	—	—	188,713	—	188,713

Excise tax imposed on common stock redemptions	—	—	—	(410,772)	—	(410,772)

Accretion of common stock subject to possible redemption to redemption value	—	—	—	(497,072)	—	(497,072)

Balance as of March 31, 2023	3,961,500	$39,615	$—	$(1,986,983)	$(14,375)	$(1,961,743)

Net loss	—	—	—	(239,409)	—	(239,409)

Accretion of common stock subject to possible redemption to redemption value	—	—	—	(445,274)	—	(445,274)

Balance as of June 30, 2023	3,961,500	$39,615	$—	$(2,671,666)	$(14,375)	$(2,646,426)

Net loss	—	—	—	(101,152)	—	(101,152)

Accretion of common stock subject to possible redemption to redemption value	—	—	—	(431,601)	—	(431,601)

Balance as of September 30, 2023	3,961,500	$39,615	$—	$(3,204,419)	$(14,375)	$(3,179,179)

F-33

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2022

	Common stock
	Shares (1)	Amount	Additional Paid-in Capital	Accumulated Deficit	Treasury Stock	Total Stockholders’ Equity
Balance as of January 1, 2022	3,961,500	$39,615	$11,815,485	$(277,203)	$(14,375)	$11,563,522

Net loss	—	—	—	(89,744)	—	(89,744)

Accretion of common stock subject to possible redemption to redemption value	—	—	(3,039,773)	—	—	(3,039,773)

Balance as of March 31, 2022	3,961,500	$39,615	$8,775,712	$(366,947)	$(14,375)	$8,434,005

Net loss	—	—	—	(146,322)	—	(146,322)

Accretion of common stock subject to possible redemption to redemption value	—	—	(3,039,773)	—	—	(3,039,773)

Balance as of June 30, 2022	3,961,500	$39,615	$5,735,939	$(513,269)	$(14,375)	$5,247,910

Net income	—	—	—	65,942	—	65,942

Accretion of common stock subject to possible redemption to redemption value	—	—	(3,039,773)	—	—	(3,039,773)

Balance as of September 30, 2022	3,961,500	$39,615	$2,696,166	$(447,327)	$(14,375)	$2,274,079

(1)	Includes 1,437,500 shares classified as treasury stock (See Notes 5 and 8).

The accompanying notes are an integral part of these unaudited condensed financial statements.

F-34

BANNIX ACQUISITION CORP.
UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS

	For the nine months ended September 30,	For the nine months ended September 30,
	2023	2022
Cash flows from Operating Activities:
Net loss	$(151,848)	$(170,124)
Adjustments to reconcile net loss to net cash used in operating activities:
Change in fair value of warrant liability	—	(178,640)
Interest income on Trust Account	(1,394,123)	(458,146)
Changes in current assets and current liabilities:
Prepaid expenses	20,363	109,102
Deferred tax payable	(66,997)	—
Income taxes payable	415,102	27,060
Accounts payable and accrued expenses	444,810	135,472
Due to Related Parties	45,000	245,000
Net cash used in operating activities	(687,693)	(254,073)

Cash flows from Investing Activities:
Investment of cash into Trust Account	(525,000)	—
Redemptions from Trust Account	41,077,199	—
Withdrawal from Trust Account to pay taxes	357,010	49,010
Net cash provided by investing activities	40,909,209	49,010

Cash flows from Financing Activities:
Redemption of Class A common stock subject to possible redemption	(41,077,199)	—
Promissory notes - Evie	726,015	—
Proceeds from promissory note to new Sponsors	150,000	—
Net cash used in financing activities	(40,201,184)	—

Net change in cash	20,332	(205,063)
Cash, beginning of the period	19,257	429,444
Cash, end of the period	$39,589	$224,381

Supplemental disclosure of noncash financing activities:
Accretion of common stock subject to possible redemption to redemption value	$1,373,947	$9,119,319
Excise tax liability accrued for common stock redemptions	$410,772	$—

The accompanying notes are an integral part of these unaudited condensed financial statements.

F-35

BANNIX ACQUISITION CORP.

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

Note 1—Organization and Business Operations

Organization and General

Bannix Acquisition Corp. (the “Company”) is a blank check company incorporated in the state of Delaware on January 21, 2021. The Company was formed for the purpose of effecting mergers, capital stock exchange, asset acquisitions, stock purchases, reorganization or similar business combinations with one or more businesses (“Business Combination”). The Company has not selected any specific Business Combination target and the Company has not, nor has anyone on its behalf, initiated any substantive discussions, directly or indirectly, with any Business Combination target with respect to the Business Combination.

As of September 30, 2023, the Company had not commenced any operations. All activity for the period from January 21, 2021 (inception) through September 30, 2023 relates to the Company’s formation and the initial public offering (the “IPO”) (as defined below) and the Company’s search for a target for an initial Business Combination. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the IPO and non-operating income or expense from the changes in the fair value of warrant liabilities. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

Financing

The Company’s original sponsors were Subash Menon and Sudeesh Yezhuvath (through their investment entity Bannix Management LLP), Suresh Yezhuvath (“Yezhuvath”) and Seema Rao (“Rao”).

On October 20, 2022, pursuant to a Securities Purchase Agreement (“SPA”), Instant Fame LLC, a Nevada limited liability company controlled by a U.S. person (“Instant Fame”) (the “new Sponsors”), acquired an aggregate of 385,000 shares of common stock of the Company from Bannix Management LLP, Balaji Venugopal Bhat, Nicholos Hellyer, Subbanarasimhaiah Arun, Vishant Vora and Suresh Yezhuvath and 90,000 private placement units from Suresh Yezhuvath (collectively, the “Sellers”) in a private transaction. The Sellers immediately loaned the entire proceeds to the Company for the working capital requirements of the Company. This loan will be forfeited by the Sellers upon liquidation or business combination. In connection with this transaction, all parties agreed to certain changes to the Board of Directors.

As a result of the above, Subash Menon resigned as Chief Executive Officer and Chairman of the Board of Directors of the Company and Nicholas Hellyer resigned as Chief Financial Officer, Secretary and Head of Strategy. Douglas Davis was appointed as the Chief Executive Officer of the Company. Further, Balaji Venugopal Bhat, Subbanarasimhaiah Arun and Vishant Vora resigned as Directors of the Company. Mr. Bhat, Mr. Arun and Mr. Vora served on the Audit Committee with Mr. Bhat serving as the committee chair. Mr. Bhat, Mr. Arun and Mr. Vora served on the Compensation Committee with Mr. Arun serving as the committee chair.

F-36

The Board was also increased from two to seven and Craig Marshak and Douglas Davis were appointed as Co-Chairmans of the Board of Directors effective immediately. Further, Jamal Khurshid, Eric T. Shuss and Ned L. Siegel were appointed to the Board of Directors of the Company. The resignations referenced above were not the result of any disagreement with management or the Board.

On November 10, 2022, Sudeesh Yezhuvath resigned as a director of the Company for personal reasons. The resignation was not the result of any disagreements with management or the Board.

Due to vacancies as results of board members departure, on November 11, 2022 the Board made the following decisions: (i) Jamie Khurshid, Ned Siegel and Eric Shuss each have been identified as being financially literate and independent under the SEC and Nasdaq Rules have been appointed to the Audit Committee to serve until their successors are qualified and appointed with such appointment subject to the mailing of that certain Schedule 14F Information Statement. Mr. Khurshid chairs the audit committee. (ii) Mr. Siegel, Mr. Shuss and Craig Marshak each have been identified as being independent under the SEC and Nasdaq Rules were appointed to the Compensation Committee to serve until their successors are qualified and appointed with such appointment subject to the mailing of that certain Schedule 14F Information Statement. (iii) Messrs. Davis and Marshak have been appointed as Class III directors, Subash Menon has been appointed as a Class I director and, subject to the mailing of the Schedule 14F Information Statement, Messrs. Khurshid, Siegel and Shuss have been appointed as the Class II directors. The Schedule 14F Information Statement was mailed on or about November 15, 2022.

The registration statements for the Company’s IPO were declared effective on September 9, 2021 and September 10, 2021 (the “Effective Date”). On September 14, 2021, the Company consummated its IPO of 6,900,000 units at $10.00 per unit (the “Units”), which is discussed in Note 2. Each Unit consists of one share of common stock (the “Public Shares”), one redeemable warrant to purchase one share of common stock at a price of $11.50 per share and one right. Each right entitles the holder thereof to receive one-tenth (1/10) of one share of common stock upon the consummation of the Business Combination.

Concurrent with the IPO, the Company consummated the issuance of 406,000 private placement units (the “Private Placement Units”) as follows: the Company sold 181,000 Private Placement Units to certain investors for aggregate cash proceeds of $2,460,000 and issued an additional 225,000 private placement units to the Sponsor in exchange for the cancellation of $1,105,000 in loans and a promissory note due to them (see Note 5). Each Private Placement Unit consists of one share of common stock, one redeemable warrant to purchase one share of common stock at a price of $11.50 per whole share and one right. Each right entitles the holder thereof to receive one-tenth (1/10) of one share of common stock upon the consummation of the Business Combination. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the IPO and the Private Placement Units, although substantially all of the net proceeds are intended to be generally applied toward consummating a Business Combination.

F-37

Trust Account

Following the closing of the IPO on September 14, 2021, an amount of $69,690,000 ($10.10 per Unit) from the net proceeds of the sale of the Units in the IPO and Private Placement Units was placed in a trust account (the “Trust Account”) and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company. The Company has since divested its investments in the Trust Account and placed the funds in an interest-bearing demand deposit account. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its franchise and income tax obligations (less up to $100,000 of interest to pay dissolution expenses), the proceeds from this offering and the sale of the Private Placement Units will not be released from the Trust Account until the earliest of (a) the completion of the Company’s initial Business Combination, (b) the redemption of any Public Shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation, and (c) the redemption of the Company’s Public Shares if the Company is unable to complete the initial Business Combination within 15 months from the closing of this offering, or within any period of extension, subject to applicable law. The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public stockholders.

The Company held a Special Meeting of Stockholders on March 8, 2023 at 12:00 p.m. Eastern Time (the “Special Meeting”). At the Special Meeting, the stockholder approved the filing of an amendment to its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State (the “Extension Amendment”), to extend the date (the “Extension”) by which the Company must (1) complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination involving the Company and one or more businesses (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem 100% of the Company’s common stock (“common stock”) included as part of the units sold in the Company’s initial public offering that was consummated on September 14, 2021 (the “IPO”), from March 14, 2023, and to allow the Company, without another stockholder vote, to further extend the date to consummate a Business Combination on a monthly basis up to twelve (12) times by an additional one (1) month each time after March 14, 2023 or later extended deadline date, by resolution of the Company’s board of directors (the “Board”), if requested by Instant Fame upon five days’ advance notice prior to the applicable deadline date, until March 14, 2024, or a total of up to twelve (12) months after March 14, 2023 (such date as extended, the “Deadline Date”), unless the closing of a Business Combination shall have occurred prior thereto.

For the three and nine months ended September 30, 2023, the Company has deposited $225,000 and $525,000 into the Trust Account to extend the Deadline Date to October 14, 2023. For the three and nine months ended September 30, 2022, $0 was deposited in the Trust Account.

At the Special Meeting, stockholders holding a total of 3,960,387 shares of the Company’s common stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s Trust Account. As a result, $41,077,199 (approximately $10.37201 per share) was removed from the Company’s Trust Account to pay such holders. Following redemptions, the Company has 5,463,613 shares outstanding.

As disclosed by the Company in its additional materials to its proxy statement filed on March 6, 2023 with respect to the remaining funds held in the Trust Account following the Special Meeting and the related redemptions, the Company stated it plans to maintain the remaining amount in its Trust Account in an interest-bearing demand deposit account at a bank.

F-38

On April 6, 2023, Continental Stock Transfer & Trust Company established and funded a bank account with Citibank for all remaining funds from the Trust Account, post-redemption, including interest accrued in the amount of $30,744,828.

Initial Business Combination

The Company had until December 13, 2022 to consummate the initial Business Combination. Pursuant to the terms of the bylaws and the trust agreement entered into between the Company and Continental Stock Transfer & Trust Company, in order to extend the time available for the Company to consummate the initial Business Combination, the new Sponsors, upon five days advance notice prior to the applicable deadline, must deposit into the Trust Account for each three-month extension, $690,000 ($0.10 per share in either case) on or prior to the date of the applicable deadline, up to an aggregate of $1,380,000, or approximately $0.20 per share. On December 13, 2022, the Company issued an unsecured promissory note (the “December 2022 Note”) in favor of Instant Fame, in the principal amount of $690,000. The proceeds of the December 2022 Note were utilized by the Company to obtain the first three-month extension of the period for the Company to consummate a business combination. As a result, the Deadline Date was extended until March 14, 2023. The Company, as approved at the stockholder meeting on March 8, 2023, without another stockholder vote, may further extend the date to consummate a Business Combination on a monthly basis up to twelve (12) times by an additional one (1) month each time after March 14, 2023 or later extended deadline date, by resolution of the Board, if requested by Instant Fame upon five days’ advance notice prior to the applicable deadline date, until March 14, 2024, or a total of up to twelve (12) months after March 14, 2023, unless the closing of a business combination shall have occurred prior thereto. If an Extension is implemented, Instant Fame will deposit into the Trust Account, as a loan, the lesser of (x) $75,000 or (y) $0.07 per public share multiplied by the number of public shares outstanding (the “Contribution”), in connection with each Extension.

Since the stockholder meeting on March 8, 2023, the Company has deposited $525,000 in the Trust Account to extend the Deadline Date to October 14, 2023. After September 30, 2023 and as of the filing of this Form 10-Q, the Company has deposited an additional $150,000 in the Trust Account to extend the Deadline Date to December 14, 2023.

In the event that the Company receives notice from Instant Fame five days prior to the applicable deadline of its wish for the Company to effect an extension, the Company intends to issue a press release announcing such intention at least three days prior to the applicable deadline. In addition, the Company intends to issue a press release the day after the applicable deadline announcing whether or not the funds had been timely deposited. Instant Fame and its affiliates or designees are not obligated to fund the Trust Account to extend the time for the Company to complete the initial Business Combination. If the Company is unable to consummate the initial Business Combination within the applicable time period, the Company will, promptly but not more than ten business days thereafter, redeem the Public Shares for a pro rata portion of the funds held in the Trust Account and promptly following such redemption, subject to the approval of the remaining stockholders and the board of directors, dissolve and liquidate, subject in each case to the obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, the rights and warrants will be worthless. Additionally, pursuant to Nasdaq rules, any initial Business Combination must be approved by a majority of the independent directors.

F-39

The Company anticipates structuring the initial Business Combination so that the post-transaction company in which the public stockholders’ own shares will own or acquire substantially all of the equity interests or assets of the target business or businesses. The Company may, however, structure the initial Business Combination such that the post-transaction company owns or acquires less than substantially all of such interests or assets of the target business in order to meet certain objectives of the target management team or stockholders or for other reasons, but the Company will only complete such Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Even if the post-transaction company owns or acquires 50% or more of the voting securities of the target, the stockholders prior to the initial Business Combination may collectively own a minority interest in the post-transaction company, depending on valuations ascribed to the target and the Company in the Business Combination transaction. For example, the Company could pursue a transaction in which the Company issue a substantial number of new shares in exchange for all of the outstanding capital stock of shares or other equity interests. In this case, the Company would acquire a 100% controlling interest in the target. However, as a result of the issuance of a substantial number of new shares, the stockholders immediately prior to the initial Business Combination could own less than a majority of the outstanding shares subsequent to the initial Business Combination. If less than 100% of the equity interests or assets of a target business or businesses are owned or acquired by the post-transaction company, the portion of such business or businesses that is owned or acquired is what will be valued for purposes of the 80% of net assets test. If the initial Business Combination involves more than one target business, the 80% of net assets test will be based on the aggregate value of all of the target businesses even if the acquisitions of the target businesses are not closed simultaneously.

Although the Company believes that the net proceeds of the offering will be sufficient to allow the Company to consummate a Business Combination the Company cannot ascertain the capital requirements for any particular transaction. If the net proceeds of this offering prove to be insufficient, either because of the size of the Business Combination, the depletion of the available net proceeds in search of a target business, or because the Company becomes obligated to redeem a significant number of the Public Shares upon consummation of the initial Business Combination, the Company will be required to seek additional financing, in which case the Company may issue additional securities or incur debt in connection with such Business Combination. Furthermore, the Company may issue a substantial number of additional shares of common or preferred stock to complete the initial Business Combination or under an employee incentive plan upon or after consummation of the initial Business Combination. The Company does not have a maximum debt leverage ratio or a policy with respect to how much debt the Company may incur. The amount of debt the Company will be willing to incur will depend on the facts and circumstances of the proposed Business Combination and market conditions at the time of the potential Business Combination. At this time, the Company is not party to any arrangement or understanding with any third party with respect to raising additional funds through the sale of the securities or the incurrence of debt. Subject to compliance with applicable securities laws, the Company would only consummate such financing simultaneously with the consummation of the initial Business Combination.

Nasdaq rules require that the initial Business Combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding advisory fees and taxes payable on the income earned on the Trust Account) at the time of the agreement to enter into the initial Business Combination. If the board is not able to independently determine the fair market value of the target business or businesses, the Company will obtain an opinion from an independent investment banking firm or an independent accounting firm with respect to the satisfaction of such criteria. The Company does not intend to purchase multiple businesses in unrelated industries in connection with the initial Business Combination.

F-40

The Company will provide its public stockholders with the opportunity to redeem all or a portion of their Public Shares upon the completion of the initial Business Combination either (i) in connection with a stockholder meeting called to approve the initial Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a proposed initial Business Combination or conduct a tender offer will be made by the Company, solely at its discretion. The stockholders will be entitled to redeem their shares for a pro rata portion of the amount then on deposit in the Trust Account (initially approximately $10.10 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations plus additional deposits to extend the Combination Period).

The initial carrying value of the common stock subject to redemption is recorded at an amount equal to the proceeds of the public offering less (i) the fair value of the public warrants and less (ii) offering costs allocable to the common stock sold as part of the units in the IPO. Such initial carrying value is classified as temporary equity upon the completion of the IPO, in accordance with Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.”

The Company’s amended and restated certificate of incorporation provides that in no event will it redeem the public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 both immediately before and after the consummation of the Business Combination (so that the Company is not subject to the SEC’s “penny stock” rules). Redemptions of the Company’s public shares may also be subject to a higher net tangible asset test or cash requirement pursuant to an agreement relating to the Business Combination. For example, the Business Combination may require: (i) cash consideration to be paid to the target or its owners, (ii) cash to be transferred to the target for working capital or other general corporate purposes or (iii) the retention of cash to satisfy other conditions in accordance with the terms of the Business Combination. In the event the aggregate cash consideration the Company would be required to pay for all shares of common stock that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the Business Combination exceed the aggregate amount of cash available to the Company, it will not complete the Business Combination or redeem any shares, and all shares of common stock submitted for redemption will be returned to the holders thereof.

The new Sponsors, officers and directors and Representative (as defined in Note 6) have agreed to (i) waive their redemption rights with respect to their Founder Shares and Public Shares in connection with the completion of the initial Business Combination, (ii) waive their redemption rights with respect to their Founder Shares (as defined below) and Public Shares in connection with a stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation, and (iii) waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if the Company fails to complete the initial Business Combination within the Combination Period.

The Company’s new Sponsors have agreed that they will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or Business Combination agreement,

F-41

reduce the amount of funds in the Trust Account to below the lesser of (i) $10.46 per Public Share (subject to increase of up to an additional $75,000 per month in the event that our sponsors elect to extend the period of time to consummate a business combination as set forth in the Extension Amendment) and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.46 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. However, the Company has not asked its new Sponsors to reserve for such indemnification obligations, nor has the Company independently verified whether its new Sponsors have sufficient funds to satisfy its indemnity obligations and believe that the Company’s new Sponsors’ only assets are securities of the Company. Therefore, the Company cannot assure that its new Sponsors would be able to satisfy those obligations.

On May 10, 2023, the Company engaged a law firm to assist with the proposed Business Combination with Evie Group. The Company has agreed to pay $30,000 upon entering into the agreement, $70,000 upon Evie Group signing a definitive Business Combination agreement and the remaining $500,000 is contingent upon the closing of the Business Combination with Evie Group.

On May 19, 2023, the Company entered into an Executive Retention Agreement with Mr. Davis, Chief Executive Officer and Co-Chairman of the Board of Directors, providing for an at-will employment arrangement that may be terminated by either party at any time, which provides for the payment of an annual salary of $240,000 to Mr. Davis. Additionally, the Company entered into a letter agreement with Subash Menon, a director of the Company, for services in connection with the review and advice pertaining to the proposed acquisition of Evie Group providing for a payment in the amount of $200,000 upon the closing of a Business Combination.

Propose Business Combination

On April 17, 2023, the Company entered into a binding letter of intent (the “Letter of Intent”) with Evie Autonomous Ltd. (“Evie Autonomous”), and on May 8, 2023, Evie Autonomous Group Ltd (“Evie Group”) became a successor entity for the proposed Business Combination.

GBT Technologies Inc. is also a party to the Letter of Intent pursuant to which the Company agreed to acquire the Apollo System which is intellectual property covered by patent application (publication number 2022/0405966) filed with the US Patent and Trademark Office, and enhanced by additional related synergy patents (patents). These patent applications describes a machine learning driven technology that controls radio wave transmissions, analyzes their reflections data, and constructs 2D/3D images of stationary and moving objects. The Apollo System is based on radio waves and can detect an entity’s moving and stationary positions, enabling imaging technology to show these movements and positions on a screen in real time. This includes an AI technology that controls the radio waves transmission and analyzes the reflections. The goal is to integrate the Apollo System as an efficient driver monitoring system, detecting impaired or distracted drivers, providing audible and visual alerts.

F-42

Below is a list of the patents to be acquired in connection with the Apollo acquisition:

Title	App. No.	Country	Filing Date	Status/Deadline	Patent No.	Issue Date
SYSTEMS AND METHODS OF FACIAL AND BODY RECOGNITION, IDENTIFICATION AND ANALYSIS	17/212,235	USA	Mar. 25, 2021	GRANTED	US 11,527,104 B2	Dec. 13, 2022
SYSTEMS AND METHODS OF MOBILE DATABASE MANAGEMENT AND SHARING	16/155,093	USA	Oct. 9, 2018	GRANTED	US 10,853,327 B2	Dec. 1, 2020
SYSTEMS AND METHODS OF MOBILE DATABASE MANAGEMENT AND SHARING	17/104,001	USA	Nov. 25, 2020	GRANTED (CONTINUATION)	US 11,663,167 B2	May 30, 2023
SYSTEMS AND METHODS OF REAL-TIME MOVEMENT, POSITION DETECTION, AND IMAGING (APOLLO)	17/471,213	USA	Sep. 10, 2021	GRANTED	US 11,302,032 Bl	Apr. 12, 2022
ELECTRONIC CIRCUITS FOR SECURE COMMUNICATIONS AND ASSOCIATED SYSTEMS AND METHODS (SECURE COMM.)	15/015,441	USA	Feb. 4, 2016	GRANTED	US 10,521,614 B2	Dec. 31, 2019
SYSTEMS AND METHODS OF REAL-TIME MOVEMENT, POSITION DETECTION, AND IMAGING (APOLLO CONTINUATION)	17/694,384	USA	Mar. 14, 2022	PENDING (CONTINUATION)	Publication. No.: US 2022/0405966 Al	Dec. 22, 2022 (Publication Date)

On June 23, 2023, the Company, Evie Group, and the shareholder of the Evie Group (“Evie Group Shareholder”), entered into a Business Combination Agreement (the “Business Combination Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions precedent in the Business Combination Agreement, the following transactions will occur: the acquisition by Bannix of all of the issued and outstanding share capital of Evie Group from the Evie Group Shareholder in exchange for the issuance of eighty-five million new shares of common stock of Bannix, $0.01 par value per share (the “Common Stock”), pursuant to which Evie Group will become a direct wholly owned subsidiary of Bannix (the “Share Acquisition”) and (b) the other transactions contemplated by the Business Combination Agreement and the Ancillary Documents referred to therein (collectively, the “Transactions”).

F-43

Representations and Warranties

Under the Business Combination Agreement, Bannix has made customary representations and warranties to Evie Group, and the Evie Group Shareholder relating to, among other things, organization and standing, due authorization and binding agreement, governmental approvals, non-contravention, capitalization, Securities and Exchange Commission (the “SEC”) filings, financial statements, internal controls, absence of certain changes, compliance with laws, actions, orders and permits, taxes and returns, employees and employee benefit plans, properties, material contracts, transactions with related persons, the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”), and the Jumpstart Our Business Startups Act of 2012, finders’ and brokers’ fees, sanctions and certain business practices, private placements, insurance, no misleading information supplied, the Trust Account, acknowledgement of no further representations and warranties and receipt of a fairness opinion.

Under the Business Combination Agreement, the Evie Group has made customary representations and warranties (on behalf of itself and its subsidiaries) to Bannix relating to, among other things, organization and standing, due authorization and binding agreement, capitalization, company subsidiaries, governmental approvals, non-contravention, financial statements, absence of certain changes, compliance with laws, permits, litigation, material contracts, intellectual property, taxes and returns, real property, personal property, employee matters, benefit plans, environmental matters, transactions with related persons, insurance, material customers and suppliers, data protection and cybersecurity, sanctions and certain business practices, the Investment Company Act, finders’ and brokers’ fees and no misleading information supplied.

Under the Business Combination Agreement, the Evie Group Shareholder has made customary representations and warranties (with respect to itself only) to Bannix relating to, among other things, organization and standing, due authorization and binding agreement, share ownership, governmental approvals, non-contravention, litigation, certain investment representations, finders’ and brokers’ fees and no misleading information supplied.

Covenants

The Business Combination Agreement includes customary covenants of the parties including, among other things, (i) the conduct of their respective business operations prior to the consummation of the transactions, (ii) using commercially reasonable efforts to obtain relevant approvals and comply with all applicable listing requirements of The Nasdaq Stock Market LLC (“NASDAQ”) in connection with the transactions and (iii) using commercially reasonable efforts to consummate the transactions and to comply as promptly as practicable with all requirements of governmental authorities applicable to the transactions. The Business Combination Agreement also contains additional covenants of the parties, including covenants providing for Bannix and Evie Group to use commercially reasonable efforts to file, and to cooperate with each other to prepare the proxy statement of Bannix.

Conditions to Closing

The respective obligations of each party to consummate the transactions, including the Share Acquisition, are subject to the satisfaction, or written waiver (where permissible), by Evie Group and Bannix of the following conditions:

● Bannix’s shareholders having approved and adopted the Shareholder Approval Matters; and

● the absence of any law or governmental order, inquiry, proceeding or other action that would prohibit the transactions.

Conditions to the Obligations of Evie Group and the Evie Group Shareholder

The obligations of Evie Group and the Evie Group Shareholder to consummate the transactions are subject to the satisfaction, or written waiver (by Evie Group, where permissible) of the following conditions:

F-44

● the representations and warranties of Bannix being true and correct as determined in accordance with the Business Combination Agreement;

● Bannix having performed in all material respects all of its obligations and complied in all material respects with all of its agreements and covenants under the Business Combination Agreement to be performed or complied with by it on or prior to the Closing Date;

● Bannix having delivered to Evie Group a certificate dated as of the Closing Date, signed by an officer of Bannix, certifying as to the satisfaction of certain conditions specified in the Business Combination Agreement;

● no Material Adverse Effect shall have occurred with respect to Bannix that is continuing and uncured;

● Bannix having made all necessary and appropriate arrangements with the trustee to have all of the funds held in the Trust Account disbursed to Bannix on the Closing Date, and all such funds released from the Trust Account be available to the surviving company;

● Bannix having provided the public holders of Bannix shares of common stock with the opportunity to make redemption elections with respect to their Bannix shares of common stock pursuant to their Redemption Rights;

● the Evie Group Shareholder receiving confirmation from HM Revenue & Customs that in respect of the transactions contemplated by this Agreement (i) no counteraction notice under section 698 Income Tax Act 2007 will be given; and (ii) the provisions of section 137 of the Taxation of Chargeable Gains Act 1992 do not apply with the result that the provisions of section 135 of that Act would not be prevented from applying; and

● the Ancillary Documents required to be executed by Bannix according to the Business Combination Agreement at or prior to the Closing Date shall have been executed and delivered to Evie Group.

Conditions to the Obligations of Bannix

The obligations of Bannix to consummate the transactions are subject to the satisfaction, or written waiver (by Bannix where permissible) of the following conditions:

● the representations and warranties of Evie Group and the Evie Group Shareholder being true and correct as determined in accordance with the Business Combination Agreement;

● each of Evie Group and the Evie Group Shareholder having performed in all material respects all of their respective obligations and complied in all material respects with all of their respective agreements and covenants under the Business Combination Agreement to be performed or complied with by them on or prior to the Closing Date;

F-45

● Evie Group having delivered to Bannix a certificate dated as of the Closing Date, signed by the Company certifying as to the satisfaction of certain conditions specified in the Business Combination Agreement but in each case, solely with respect to themselves;

● no Material Adverse Effect shall have occurred with respect to Evie Group that is continuing and uncured; and

● the Ancillary Documents required to be executed by Evie Group and the Evie Group Shareholder according to the Business Combination Agreement at or prior to the Closing Date shall have been executed and delivered to Bannix.

Termination

The Business Combination Agreement may be terminated, and the transactions may be abandoned at any time prior to the Closing Date, notwithstanding receipt of any requisite approval and adoption of the Business Combination Agreement and the transactions by the shareholders of Bannix or any party, as follows:

● by mutual written consent of Bannix and Evie Group;

● by either Bannix or Evie Group if any of the closing conditions set forth in the Business Combination Agreement have not been satisfied or waived by December 31, 2023; provided, however, that the Business Combination Agreement may not be terminated under such provision of the Business Combination Agreement by or on behalf of any party that either directly or indirectly through its affiliates (or with respect to Evie Group and the Evie Group Shareholder) is in breach or violation of any representation, warranty, covenant or obligation contained therein, with such breach or violation being the principal cause of the failure of a condition set forth in the Business Combination Agreement on or prior to the Outside Date;

● by either Bannix or Evie Group if any governmental authority of competent jurisdiction will have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Business Combination Agreement, and such order or other action has become final and non-appealable; provided, however, that the right to terminate the Business Combination Agreement pursuant to such section will not be available to a party if the failure by such party or its affiliates (or with respect to Evie Group and the Evie Group Shareholder) to comply with any provision of the Business Combination Agreement was the principal cause of such order, action or prohibition;

● by Evie Group upon a breach of any representation, warranty, covenant or agreement on the part of Bannix set forth in the Business Combination Agreement, or if any representation, warranty of Bannix becomes untrue or inaccurate, in each case such that the related closing conditions contained in the Business Combination Agreement are not satisfied, subject to customary exceptions and cure rights;

● by Bannix upon a breach of any warranty, covenant or agreement on the part of Evie Group and the Evie Group Shareholder set forth in the Business Combination Agreement, or if any warranty of such parties becomes untrue or inaccurate, in any case such that the related closing conditions contained in the Business Combination Agreement are not satisfied, subject to customary exceptions and cure rights;

F-46

● by Evie Group if Bannix or the Bannix Securities are no longer listed on the NASDAQ or another national securities exchange; or

● by either Bannix or Evie Group if the special meeting of shareholders is held and has concluded, Bannix shareholders have duly voted, and the Required Shareholder Approval is not obtained.

Sponsor Support Agreement

On August 7, 2023, Instant Fame entered into a sponsor letter agreement with the Company, whereby Instant Fame agree to, among other things, support and vote in favor of the Business Combination Agreement and use its reasonable best efforts to take all other actions necessary to consummate the transactions contemplated thereby, on the terms and subject to the conditions set forth in the Sponsor Letter Agreement.

Deadline Date and Trust Account Funding

In July 2023, August 2023, and September 2023, the Board, at the request of the Sponsor, decided to implement a fifth, sixth and seventh Extension with deposits aggregating $225,000 in the Trust Account to extend the Deadline Date to October 14, 2023. In October and November 2023, the Board, at the request of the Sponsor, determined to implement a eighth and ninth Extension and to extend the Deadline Date for an additional two months to December 14, 2023. The Company has deposited $75,000 for each extension or an aggregate of $150,000.

Transaction Support Agreement

On August 7, 2023, Evie Group entered into a transaction support agreement pursuant to which Evie Group’s shareholder agreed to, among other things, support and provide any necessary votes in favor of the Business Combination Agreement and ancillary agreements.

Patent Purchase Agreement

On August 8, 2023 the Company entered into a Patent Purchase Agreement (“PPA”) with GBT Tokenize Corp. (“Tokenize”), which is 50% owned by GBT Technologies Inc., which provided its consent, to acquire the entire rights, title, and interest of certain patents and patent applications providing an intellectual property basis for a machine learning driven technology that controls radio wave transmissions, analyzes their reflections data, and constructs 2D/3D images of stationary and in motion objects, (the “Patents”). The closing date of the PPA will immediately follow the closing of the Transaction described in the Proposed Business Combination Agreement. The Purchase Price is set at 5% of the consideration that the Company is paying to the shareholders of Evie Group under the Business Combination Agreement (“BCA”). The BCA sets the consideration to be paid by the Company at $850 million and, in turn, the consideration in the PPA to be paid to Tokenize is $42.5 million.

The Company and Tokenize agree that the final Purchase Price at closing will be equal to 5% of the total consideration that the Company is paying under the BCA to the Evie Group Shareholder. If the final Purchase Price is less than $30 million, Tokenize has the option to cancel the PPA. In accordance therewith, the Company agrees to pay, issue and deliver to Tokenize, $42,500,000 in series a preferred stock to Tokenize, which such terms will be more fully set forth in the Series A Preferred Stock Certificate of Designation to be filed with the Secretary of State prior to the Closing Date. The Series A Preferred Stock will have stated value of $1,000 per share and is convertible, at the option of the Seller, into shares of common stock of Purchaser at a 5% discount to the VWAP during the 20 trading days prior to conversion, and in any event not less than $1.00. The Series A Preferred Stock will not have voting rights and will be entitled to dividends only in the event of liquidation. The Series A Preferred Stock will have a 4.99% beneficial ownership limitation.

F-47

Series A Preferred Stock and the shares of common stock issuable upon conversion of the Series A Preferred Stock (the “Conversion Shares”) shall be subject to a lock-up beginning on the Closing Date and ending on the earliest of (i) the six (6) months after such date, (ii) a Change in Control, or (iii) written consent of Purchaser (the “Seller Lockup Period”).

Below is a list of the patents to be acquired in connection with the Apollo acquisition:

Title	App. No.	Country	Filing Date	Status/Deadline	Patent No.	Issue Date
SYSTEMS AND METHODS OF FACIAL AND BODY RECOGNITION, IDENTIFICATION AND ANALYSIS	17/212,235	USA	Mar. 25, 2021	GRANTED	US 11,527,104 B2	Dec. 13, 2022
SYSTEMS AND METHODS OF MOBILE DATABASE MANAGEMENT AND SHARING	16/155,093	USA	Oct. 9, 2018	GRANTED	US 10,853,327 B2	Dec. 1, 2020
SYSTEMS AND METHODS OF MOBILE DATABASE MANAGEMENT AND SHARING	17/104,001	USA	Nov. 25, 2020	GRANTED (CONTINUATION)	US 11,663,167 B2	May 30, 2023
SYSTEMS AND METHODS OF REAL-TIME MOVEMENT, POSITION DETECTION, AND IMAGING (APOLLO)	17/471,213	USA	Sep. 10, 2021	GRANTED	US 11,302,032 Bl	Apr. 12, 2022
ELECTRONIC CIRCUITS FOR SECURE COMMUNICATIONS AND ASSOCIATED SYSTEMS AND METHODS (SECURE COMM.)	15/015,441	USA	Feb. 4, 2016	GRANTED	US 10,521,614 B2	Dec. 31, 2019
SYSTEMS AND METHODS OF REAL-TIME MOVEMENT, POSITION DETECTION, AND IMAGING (APOLLO CONTINUATION)	17/694,384	USA	Mar. 14, 2022	PENDING (CONTINUATION)	Publication. No.: US 2022/0405966 Al	Dec. 22, 2022 (Publication Date)

F-48

Nasdaq Notice

On August 22, 2023, the Company received a notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) stating that because the Company has not yet filed its Form 10-Q for the quarter ended September 30, 2023, the Company is no longer in compliance with Nasdaq Listing Rule 5250(c)(1), which requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission (the “SEC”).

This notification has no immediate effect on the listing of the Company’s shares on Nasdaq. However, if the Company fails to timely regain compliance with the Nasdaq Listing Rule, the Company’s common stock will be subject to delisting from Nasdaq. Under Nasdaq rules, the Company has 60 calendar days to submit to Nasdaq a plan to regain compliance with the Nasdaq Listing Rule. If Nasdaq accepts the Company’s plan, then Nasdaq may grant the Company up to 180 days from the prescribed due date for filing the Form 10-K to regain compliance. If Nasdaq does not accept the Company’s plan, then the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel.

The Company filed its Form 10-Q for the quarter ended June 30, 2023 on October 4, 2023 and regained compliance with the Nasdaq.

New Auditors

On September 7, 2023, the Board of Directors (the “Board”) of the Company approved the engagement of RBSM LLP (“RBSM”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2023, effective September 7, 2023. In connection with the selection of RBSM, the Company dismissed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm on September 8, 2023.

Liquidity, Capital Resources, and Going Concern

As of September 30, 2023, the Company had $39,589 in cash and a working capital deficit of $3,577,906.

The Company’s liquidity needs through September 30, 2023, were satisfied through (1) a capital contribution from the Sponsors of $28,750 for common stock (“Founder Shares”) and (2) loans from Sponsors and new Sponsors and related parties in order to pay offering costs and other working capital needs. In addition, in order to fund transaction costs in connection with a possible Business Combination, the Company’s new Sponsors, an affiliate of the new Sponsors, and/or certain of the Company’s officers and directors may, but are not obligated to, provide the Company Working Capital Loans. As of September 30, 2023, and December 31, 2022, there were no loans associated with the Working Capital Loans. As of September 30, 2023, the Company owed $1,197,850 to Sponsors, new Sponsors and related parties. See Note 5 for further disclosure of Sponsor, new Sponsors and related party loans.

Based on the foregoing, management believes that the Company may not have sufficient funds and borrowing capacity to meet its operating needs through the consummation of a Business Combination through the extended term of the Company which expires on October 14, 2023 (as extended). Over this time period, the Company will be utilizing the funds in the operating bank account to pay existing accounts payable, identifying and evaluating prospective initial Business Combination candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating and consummating the Business Combination. As of the date of the filing of this report, management has indicated that it does intend to extend the term of the Company after its initial term expires.

F-49

The Company is within 12 months of its mandatory liquidation date as of the date of the filing of this report. In connection with the Company’s assessment of going concern considerations, the Company has until December 14, 2023 (as extended) to consummate a Business Combination. It is uncertain that the Company will be able to consummate a Business Combination by that time. If a Business Combination is not consummated by this date, there will be a mandatory liquidation and subsequent dissolution of the Company. The Company has determined that the insufficient funds to meet the operating needs of the Company through the liquidation date as well as the mandatory liquidation, should a business combination not occur, and potential subsequent dissolution raise substantial doubt about our ability to continue as a going concern.

These unaudited condensed financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

Risks and Uncertainties

Management is currently evaluating the impact of the COVID-19 pandemic on the Company and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations, and/or search for a target company, the specific impact is not readily determinable as of the date of these unaudited condensed financial statements. The unaudited condensed financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In February 2022, the Russian Federation and Belarus commenced a military action with the country of Ukraine. And in October 2023, the Hamas Terror Organization attacked the Southern part of Israel, which in turn, commenced a military action with Gaza Strip. As a result, these actions, have created and are expected to create global economic consequences. The specific impact on the Company’s financial condition, results of operations, and cash flows is also not determinable as of the date of these unaudited condensed financial statements.

Consideration of Inflation Reduction Act Excise Tax

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a 1% federal excise tax on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax.

F-50

On December 27, 2022, the Treasury published Notice 2023-2, which provided clarification on some aspects of the application of the excise tax. The notice generally provides that if a publicly traded U.S. corporation completely liquidates and dissolves, distributions in such complete liquidation and other distributions by such corporation in the same taxable year in which the final distribution in complete liquidation and dissolution is made are not subject to the excise tax. Although such notice clarifies certain aspects of the excise tax, the interpretation and operation of aspects of the excise tax (including its application and operation with respect to SPACs) remain unclear and such interim operating rules are subject to change.

Because the application of this excise tax is not entirely clear, any redemption or other repurchase effected by the Company, in connection with a Business Combination, extension vote or otherwise, may be subject to this excise tax. Because any such excise tax would be payable by the Company and not by the redeeming holders, it could cause a reduction in the value of the Company’s Class A common stock, cash available with which to effectuate a Business Combination or cash available for distribution in a subsequent liquidation. Whether and to what extent the Company would be subject to the excise tax in connection with a Business Combination will depend on a number of factors, including (i) the structure of the Business Combination, (ii) the fair market value of the redemptions and repurchases in connection with the Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or any other equity issuances within the same taxable year of the Business Combination) and (iv) the content of any subsequent regulations, clarifications, and other guidance issued by the Treasury. Further, the application of the excise tax in respect of distributions pursuant to a liquidation of a publicly traded U.S. corporation is uncertain and has not been addressed by the Treasury in regulations, and it is possible that the proceeds held in the Trust Account could be used to pay any excise tax owed by the Company in the event the Company is unable to complete a Business Combination in the required time and redeem 100% of the remaining Class A common stock in accordance with the Company’s amended and restated certificate of incorporation, in which case the amount that would otherwise be received by the public stockholders in connection with the Company’s liquidation would be reduced.

Investment Company Act 1940

Under the current rules and regulations of the SEC we are not deemed an investment company for purposes of the Investment Company Act; however, on March 30, 2022, the SEC proposed new rules (the “Proposed Rules”) relating, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The Proposed Rules provide a safe harbor for companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the Proposed Rules would require a company to file a Current Report on Form 8-K announcing that it has entered into an agreement with a target company for an initial Business Combination no later than 18 months after the effective date of the SPAC’s registration statement for its IPO. The Company would then be required to complete its initial Business Combination no later than 24 months after the effective date of such registration statement. There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including this Company. Although the Company entered into a definitive Business Combination agreement within 18 months after the effective date of the registration statement relating to the IPO, there is a risk that the Company may not complete an initial Business Combination within 24 months of such date. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company. If the Company were deemed to be an investment company for purposes of the Investment Company Act,

F-51

the Company may be forced to abandon its efforts to complete an initial Business Combination and instead be required to liquidate. If the Company is required to liquidate, the investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction.

The Investment Company Act defines an investment company as any issuer which (i) is or holds itself out as being engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting, or trading in securities; (ii) is engaged or proposes to engage in the business of issuing face-amount certificates of the installment type, or has been engaged in such business and has any such certificate outstanding; or (iii) is engaged or proposes to engage in the business of investing, reinvesting, owning, holding, or trading in securities, and owns or proposes to acquire investment securities having a value exceeding 40% of the value of its total assets (exclusive of Government securities and cash items) on an unconsolidated basis. The Company has assessed its primary line of business and the value of its investment securities as compared to the value of total assets to determine whether the Company may be deemed an investment company. The longer that the funds in the Trust Account are held in money market funds, there is a greater risk that the Company may be considered an unregistered investment company. As a result, the Company has switched all funds to cash, will likely receive minimal interest, if any, on the funds held in the Trust Account after such time, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of our Company. Currently, the funds in the Trust Account are held in a demand deposit account and meeting certain conditions under Rule 2a-7 under the Investment Company Act.

Note 2—Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Company are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America for interim financial information (“US GAAP”) and pursuant to Rule 8-03 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (“SEC”). Accordingly, they do not include all of the information and footnotes required by US GAAP. In the opinion of management, the unaudited condensed financial statements reflect all adjustments, which include only normal recurring adjustments necessary for the fair statement of the balances and results for the period presented. Operating results for the three and nine months ended September 30, 2023 are not necessarily indicative of the results that may be expected through December 31, 2023.

Certain information and footnote disclosures normally included in the annual financial statements prepared in accordance with U.S. GAAP have been condensed or omitted. These unaudited condensed financial statements should be read in conjunction with the Company’s audited financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the period through December 31, 2022 filed with the SEC on April 11, 2023. The balance sheet as of September 30, 2023 contained herein has been derived from the audited financial statements as of December 31, 2022, but does not include all disclosures required by U.S. GAAP.

F-52

Emerging Growth Company Status

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of these unaudited condensed financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the unaudited condensed financial statements and the reported amounts of expenses during the reporting period.

Making estimates requires management to exercise significant judgement. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Significant estimates include assumptions made in the valuation of our Private Placement Warrants. Accordingly, the actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of September 30, 2023 and December 31, 2022 other than its investments held in the Trust Account.

F-53

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on these accounts.

Offering Costs related to the Initial Public Offering

The Company complies with the requirements of ASC Subtopic 340-10-S99-1, “Expenses of Offering.” Offering costs consist of legal, accounting, underwriting fees and other costs incurred that were directly related to the IPO. Upon consummation of the IPO, offering costs were allocated to the separable financial instruments issued in the IPO on a relative fair value basis compared to total proceeds received. Offering costs associated with the Private Warrant liability were expensed as incurred and presented as non-operating expenses in the statement of operations. Offering costs associated with the shares of common stock were charged to temporary equity (common stock subject to possible redemption) upon the completion of the IPO.

Anchor Investors and Other Investors

The Company complies with SAB Topic 5A to account for the valuation of the Founder Shares acquired by the Anchor Investors and Other Investors. The Founder Shares acquired by the Anchor Investors and Other Investors represent a capital contribution for the benefit of the Company and are recorded as offering costs and reflected as a reduction in the proceeds from the offering and offering expenses in accordance with ASC 470 and Staff Accounting Bulletin Topic 5A. As such, upon sale of the Founder Shares to the Anchor Investors and the granting of the Founder Shares to the Other Investors the valuation of these shares was recognized as a deferred offering cost and charged to temporary equity and the statement of operations based on the relative fair value basis.

Fair Value of Financial Instruments

The fair value of the Company’s cash and current liabilities approximates the carrying amounts represented in the accompanying balance sheets, due to their short-term nature.

Fair value is defined as the price which would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier fair value hierarchy which prioritizes the inputs used in the valuation methodologies is as follows:

Level 1 Inputs - Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

F-54

Level 2 Inputs - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These might include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, volatilities, prepayment speeds, credit risks, etc.) or inputs that are derived principally from or corroborated by market data by correlation or other means.

Level 3 Inputs - Unobservable inputs for determining the fair values of assets or liabilities that reflect an entity’s own assumptions about the assumptions that market participants would use in pricing the assets or liabilities.

Fair Value of Trust Account

As of September 30, 2023 and December 31, 2022, the assets in the Trust Account were held in a demand deposit account at a bank and money market fund with a broker, respectively. These financial assets were accounted for at fair value on a recurring basis within Level 1 of the fair value hierarchy.

Fair Value of Warrant Liability

The Company accounted for the 7,306,000 warrants issued in connection with the IPO and private placement in accordance with the guidance contained in ASC Topic 815, “Derivatives and Hedging” whereby under that provision, the Private Warrants did not meet the criteria for equity treatment and were recorded as a liability and the Public Warrants met the criteria for equity treatment. Accordingly, the Company classified the Private Warrants as a liability at fair value upon issuance and adjusts them to fair value at each reporting period. This liability is re-measured at each balance sheet date until the Private Warrants are exercised or expire, and any change in fair value will be recognized in the Company’s statements of operations.

Fair Value of Shares and Private Placement Units acquired by Instant Fame

On October 20, 2022, pursuant to a Securities Purchase Agreement between IF and the Sellers, management of the Company determined the fair value of the shares and private placement units acquired to be $1,453,900. The excess value of the shares and private placement units acquired of $1,253,900 is reported as a component of stockholders’ equity.

Common Stock Subject to Redemption

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in ASC Topic 480, “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption (if any) are classified as a liability instrument and measured at fair value. Conditionally redeemable common stock (including common stock that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity and subsequently measured at redemption value. At all other times,

F-55

shares of common stock are classified as stockholders’ equity. The Company’s shares of common stock sold as part of the IPO feature certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, shares of common stock subject to possible redemption are presented at their net carrying value and classified as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet. The initial carrying value of the common stock subject to redemption is recorded at an amount equal to the proceeds of the public offering ($69,000,000) less (i) the fair value of the public warrants ($5,796,000) and less (ii) offering costs allocable to the common stock sold as part of the units in the public offering ($8,712,864). In accordance with the alternative methods described in ASC Subtopic 480-10-S99-3A(15), “Classification and Measurement of Redeemable Securities.” The Company has made an accounting policy election to accrete changes in the difference between the initial carrying amount and the redemption amount ($10.10 per share) over the period form the IPO date to the expected redemption date. For purposes of accretion, the Company has estimated that it will take 15 months for a Business Combination to occur and accordingly will accrete the carrying amount to the redemption value using the effective interest method over that period. Such changes are reflected in additional paid in capital, or in the absence of additional paid-in capital, in accumulated deficit.

In December 2022, the Company changed the methodology on a go-forward basis to recognize changes in redemption value immediately as they occur and adjusts the carrying value of redeemable common stock to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable common stock are affected by charges against additional paid-in-capital (to the extent available) and accumulated deficit. The Company recorded an increase in the redemption value because of earnings on the Trust Account and additional deposits that exceed amounts payable for taxes. While the Company may use earnings on the Trust Account to pay its tax obligations, during the three and nine months ended September 30, 2023, $0 and $357,010 has been withdrawn by the Company from the Trust Account to pay its tax obligations. During the three and nine months ended September 30, 2022, $49,010 has been withdrawn by the Company from the Trust Account to pay its tax obligations.

In March 2023 in connection with the Special Meeting, stockholders holding a total of 3,960,387 shares of the Company’s common stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s Trust Account. As a result, $41,077,199 (approximately $10.37201 per share) was removed from the Company’s Trust Account to pay such holders. Following redemptions, the Company has 5,463,613 shares outstanding.

On September 30, 2023 and December 31, 2022, the common stock reflected in the balance sheet is reconciled in the following table:

Common stock subject to possible redemption on December 31, 2022	$70,973,384
Less:
Redemptions from Trust Account	(41,077,199)
Plus:
Remeasurement of shares subject to redemption	497,072
Common stock subject to possible redemption on March 31, 2023	$30,393,257
Plus:
Remeasurement of shares subject to redemption	445,274
Common stock subject to possible redemption on June 30, 2023	$30,838,531
Plus:
Remeasurement of shares subject to redemption	431,601
Common stock subject to possible redemption on September 30, 2023	$31,270,132

F-56

Net Loss Per Share

Basic net loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period.

For purposes of calculating diluted loss per common stock, the denominator includes both the weighted-average number of shares of common stock outstanding during the period and the number of common stock equivalents if the inclusion of such common stock equivalents is dilutive. Dilutive common stock equivalents potentially include shares and warrants using the treasury stock method.

As of September 30, 2023 and December 31, 2022, 7,306,000 warrants were excluded from the diluted loss per share calculation since the exercise price of the warrants is greater than the average market price of the common stock. As a result, this would have been anti-dilutive and therefore net loss per share is the same as basic loss per share for the period presented.

Reconciliation of Loss per Share of Common Stock

Basic and diluted loss per share for common stock is calculated as follows:

	Three months ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Loss per share of common stock:
Net (Loss) Income	$(101,152)	$65,942	$(151,848)	$(170,124)

Weighted Average Shares of common stock	5,463,613	9,424,000	6,435,576	9,424,000
Basic and diluted (loss) income per share	$(0.02)	$0.01	$(0.02)	$(0.02)

Income Taxes

The Company accounts for income taxes under ASC 740, “Income Taxes.” ASC 740, Income Taxes, requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the unaudited condensed financial statements and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized. As of September 30, 2023 and December 31, 2022, the Company’s deferred tax asset had a full valuation allowance recorded against it. The Company’s effective tax rate was (423.97)% and (48.96)% for the three months ended September 30, 2023 and 2022, respectively, and 177.37% and (59.20)% for the nine months ended September 30, 2023 and 2022, respectively. The effective tax rate differs from the statutory tax rate of 21% for the three and nine months ended September 30, 2023 and 2022, due to state taxes, permanent differences related to Business Combination expenses, and changes in the valuation allowance on the deferred tax assets.

F-57

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of September 30, 2023 and December 31, 2022. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company has identified the United States and the State of California as its only “major” tax jurisdiction. The Company is subject to income taxation by major taxing authorities since inception. These examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal and state tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Recent Accounting Pronouncements

Management does not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

Stock Based Compensation

The Company complies with ASC 718 Compensation — Stock Compensation regarding Founder Shares granted to directors and an officer of the Company. The acquired shares shall vest upon the Company consummating an initial Business Combination (the “Vesting Date”). The Founder Shares owned by the directors or officer (1) may not be sold or transferred, until one year after the consummation of a Business Combination, (2) not be entitled to redemption from the funds held in the Trust Account, or any liquidating distributions. The Company has until December 14, 2023 (as extended) to consummate a Business Combination, and if a Business Combination is not consummated, the Company will liquidate and the shares will become worthless.

The Founder Shares were issued on September 8, 2021, and the Founder Shares vest, not upon a fixed date, but upon consummation of an initial Business Combination. Since the approach in ASC 718 is to determine the fair value without regard to the vesting date, the Company has determined the valuation of the Founder Shares as of September 8, 2021. The valuation resulted in a fair value of $7.48 per share as of September 8, 2021, or an aggregate of $972,400 for the 130,000 Founder Shares. The Founder Shares were granted at no cost to the recipients. The excess fair value over the amount paid is $972,400, which is the amount of share-based compensation expense which the Company will recognize upon consummation of an initial business combination.

F-58

Note 3— Initial Public Offering

On September 14, 2021, the Company consummated its IPO and sold 6,900,000 Units at a purchase price of $10.00 per Unit, which was inclusive of the underwriters’ full exercise of their over-allotment option, generating gross proceeds of $69,000,000. Each Unit that the Company sold had a price of $10.00 and consisted of one share of common stock, one warrant to purchase one share of common stock and one right. Each warrant will entitle the holder to purchase one share of common stock at a price of $11.50 per share, subject to adjustment. Each warrant will become exercisable on the completion of the initial Business Combination and will expire five years after the completion of the initial Business Combination, or earlier upon redemption or liquidation. Each right entitles the holder to buy one tenth of one share of common stock. The common stock, warrants and rights comprising the Units have begun separate trading. At the time that the common stock, warrants and rights comprising the Units began separate trading, holders will hold the separate securities and no longer hold Units (without any action needing to be taken by the holders), and the Units will no longer trade.

All of the shares of common stock sold as part of the Units in the IPO contain a redemption feature which allows for the redemption of such public shares in connection with the Company’s liquidation, if there is a stockholder vote or tender offer in connection with the Business Combination and in connection with certain amendments to the Company’s certificate of incorporation. In accordance with SEC and its staff’s guidance on redeemable equity instruments, which has been codified in ASC 480-10-S99, redemption provisions not solely within the control of the Company require common stock subject to redemption to be classified outside of permanent equity.

At the Special Meeting, stockholders holding a total of 3,960,387 shares of the Company’s common stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s Trust Account. Following redemptions, the Company has 5,463,613 shares outstanding.

Note 4—Private Placement

Simultaneously with the closing of the IPO and the sale of the Units, the Company sold 181,000 Private Placement Units to certain investors for aggregate cash proceeds of $2,460,000 and issued an additional 225,000 Private Placement Units to a Sponsor in exchange for the cancellation of approximately $1,105,000 in loans and a promissory note due to them. Each Private Placement Unit consisted of one share of common stock, one redeemable warrant to purchase one share of common stock at a price of $11.50 per whole share and one right.

On October 20, 2022, pursuant to the SPA, the new Sponsors acquired an aggregate of 385,000 shares of common stock and 90,000 private placement units of the Company from the Sellers in a private transaction. Management of the Company determined the fair value of the shares and private placement units acquired to be $1,453,900. The excess value of the shares and private placement units acquired of $1,253,900 is reported as a component of stockholders’ equity.

F-59

Note 5— Promissory Note to Evie Autonomous LTD and Evie Autonomous Group Ltd.

On April 19, 2023, May 12, 2023, and June 14, 2023 the Company issued unsecured promissory notes to Evie Autonomous LTD with a principal amount of $436,040 (the “Evie Autonomous Extension Notes”). The Evie Autonomous Extension Notes bear no interest and are repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial Business Combination, or (b) the date of the Company’s liquidation. If the Company does not consummate an initial Business Combination by the Deadline Date, the Evie Autonomous Extension Notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

Promissory Notes

On August 4, 2023 and August 8, 2022, the Company issued to Evie Group unsecured promissory notes in the aggregate principal amount of $189,975 (the “Notes”). The Notes bears no interest and are repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial Business Combination, or (b) the date of the Company’s liquidation. If the Company does not consummate an initial Business Combination by the Deadline Date, the Notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

In accordance with the Business Combination Agreement, on September 18, 2023 and in consideration of $100,000, the Company issued to EVIE Group, an unsecured promissory note in the aggregate principal amount of $100,000 (the “September Note”). The September Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial business combination, or (b) the date of the Company’s liquidation. If the Company does not consummate an initial business combination by the Deadline Date, the September Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

At September 30, 2023 and December 31, 2023 the Company owes Evie Autonomous and Evie Group $726,015 and $0 and reports this as promissory notes – Evie on the condensed balance sheets.

Note 6—Related Party Transactions

Founder Shares

In February 2021, the Sponsors subscribed for 2,875,000 shares of the Company’s common stock (the “Founder Shares”) for $28,750, or $0.01 per share, in connection with formation. In June 2021, 1,437,500 shares of the Founder Shares were re-purchased by the Company for a total of $14,375. In connection with the upsize of the IPO, on June 10, 2021, an additional 287,500 Founder Shares were issued via a 20% stock dividend, resulting in total Founder Shares outstanding of 1,725,000. All share amounts and related figures were retroactively adjusted.

F-60

In March 2021, Suresh Yezhuvath granted an aggregate of 16,668 Founder Shares to other investors (“Other Investors”) at no costs.

On October 20, 2022, pursuant to an SPA, the new Sponsor acquired an aggregate of 385,000 shares of common stock of the Company from Bannix Management LLP, Balaji Venugopal Bhat, Nicholos Hellyer, Subbanarasimhaiah Arun, Vishant Vora and Suresh Yezhuvath and 90,000 private placement units from Suresh Yezhuvath (collectively, the “Sellers”) in a private transaction.

The Sponsors, new Sponsors, Other Investors, Anchor Investors, directors and officer have agreed not to transfer, assign or sell the Founder Shares until the earlier to occur of: (A) one year after the completion of the initial Business Combination or (B) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction after the initial Business Combination that results in all of the public stockholders having the right to exchange their shares of common stock for cash, securities or other property. The Company refers to such transfer restrictions as the “lock-up”. Notwithstanding the foregoing, if the last sale price of the common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial Business Combination, the Founder Shares will be released from the lock-up.

At September 30, 2023 and December 31, 2022, there were 3,961,500 non-redeemable shares outstanding owned or controlled by the Sponsors, new Sponsors, Other Investors, Anchor Investors, directors and officers (including 1,437,500 shares classified as treasury stock).

Working Capital Loans – Sponsors and New Sponsors

In order to finance transaction costs in connection with a Business Combination, the new Sponsors or an affiliate of the new Sponsors or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required. If the Company completes a Business Combination, the Company would repay the loans out of the proceeds of the Trust Account released to the Company. Otherwise, the loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay the loans but no proceeds from the Trust Account would be used to repay the loans. On September 30, 2023 and December 31, 2022, there were no loans outstanding under the working capital loan program.

Pre-IPO Loans – Sponsors

Prior to the completion of the IPO, the Company entered into an additional loan agreement with Yezhuvath to finance the expenses associated with preparing for the IPO as follows:

F-61

The Company entered into a loan agreement with Yezhuvath with the following terms:

1.	The Company borrowed approximately $805,000 under the loan agreement as follows:
a.	Deferred offering costs of $50,000 were directly paid by the Sponsor.
b.	The Company repurchased treasury stock of $7,375 from the Sponsor.
c.	Proceeds of approximately $747,625 was received directly into the Company from the Sponsor.
2.	Advances under the loan agreement are unsecured and do not bear interest.

3.	Following the consummation of the IPO, the loan was repaid/forfeited as follows:
a.	Against the first approximate $1,030,000 of the note and loan agreement (inclusive of the $300,000 note discussed above), 210,000 Private Placement Units were issued.
b.	Against the next $75,000 of loan, 15,000 Private Placement Units were issued.

Yezhuvath agreed to make an additional loan to the Company of $225,000 pursuant to the exercise of the over-allotment which would only be drawn down at the time of the Business Combination. The proceeds would be used to pay a portion of the incremental underwriting discount on the over-allotment shares which the underwriter has agreed to defer the receipt of until a Business Combination is consummated. Yezhuvath has agreed to forgive this amount without any additional securities being issued against it.

Due to Related Parties

The balance on September 30, 2023 and December 31, 2022 in Due to Related Parties totaled $1,197,850 and $1,002,850, respectively, consists of the following transactions:

	September 30, 2023	December 31, 2022
Borrowings from Suresh Yezhuvath	$23,960	$23,960
Expenses paid by Subash Menon	3,557	3,557
Repurchase 700,000 shares of common stock from Bannix Management LLP	7,000	7,000
Administrative Support Agreement	123,333	78,333
Securities Purchase Agreement	200,000	200,000
Promissory Notes with Instant Fame	840,000	690,000

	$1,197,850	$1,002,850

F-62

On December 13, 2022, the Company issued an unsecured promissory note in favor of Instant Fame, in the principal amount of $690,000. In March and April 2023 the Company issued additional unsecured promissory notes to Instant Fame for $75,000 for each promissory note. At September 30, 2023 and December 31, 2022, there was $840,000 and $690,000 outstanding on these promissory notes.

The promissory notes are non-interest bearing and repayable on the consummation of a Business Combination. If a Business Combination is not consummated the promissory notes will not be repaid and all amounts owed hereunder will be forgiven except to the extent that the Company has funds available to it outside of the Trust Account.

Administrative Support Agreement

The Company has agreed to pay an affiliate of the Sponsor for office space, secretarial and administrative services provided to members of the management team, in the amount of $5,000 per month. Upon completion of the initial Business Combination or the Company’s liquidation, it will cease paying these monthly fees. For the three and nine months period ended September 30, 2023 and 2022, the Company had incurred $15,000 and $45,000 pursuant to the agreement, respectively.

Note 7—Commitments

Registration Rights

The holders of the Founder Shares, Private Placement Units and warrants that may be issued upon conversion of related party loans will have registration rights to require the Company to register a sale of any of its securities held by them pursuant to a registration rights agreement to be signed prior to or on the effective date of this offering. These holders will be entitled to make up to three demands, excluding short form registration demands, that the Company registers such securities for sale under the Securities Act. In addition, these holders will have “piggy-back” registration rights to include their securities in other registration statements filed by the Company.

Underwriters Agreement

The underwriters are entitled to a deferred underwriting discount of $225,000 payable to the underwriters by a Sponsor solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement. Additionally, the underwriters are entitled to a Business Combination marketing fee of 3.5% of the gross proceeds of the sale of Units in the IPO upon the completion of the Company’s initial Business Combination subject to the terms of the underwriting agreement.

The Company issued the underwriter (and/or its designees) (the “Representative”) 393,000 shares of common stock for $0.01 per share (the “Representative Shares”) upon the consummation of the IPO. The Company accounted for the estimated fair value ($2,861,000) of the Representative Shares as an offering cost of the IPO and allocated such cost against temporary equity for the amount allocated to the redeemable shares and to expense for the allocable portion relating to the warrant liability. These shares of common stock issued to the underwriter are subject to an agreement in which the underwriter has agreed (i) not to transfer, assign or sell any such shares until the completion of the Business Combination. In addition, the underwriter (and/or its designees) has agreed (i) to waives its redemption rights with respect to such shares in connection with the completion of the Business Combination and (ii) to waive its rights to liquidating distributions from the trust account with respect to such shares if it fails to complete the Business Combination by June 14, 2023. Accordingly, the fair value of such shares is included in stockholders’ equity. As of September 30, 2023 and December 31, 2022, the Representative has not yet paid for these shares, and the amount owed of $3,930 and $3,930, respectively, are included in prepaid expenses on the condensed balance sheets.

F-63

Excise Tax

In connection with the vote to approve the Charter Amendment Proposal, holders of 3,960,387 shares of Common Stock properly exercised their right to redeem their shares of Common Stock for an aggregate redemption amount of $41,077,199. As such the Company has recorded a 1% excise tax liability in the amount of $410,772 on the condensed balance sheet as of September 30, 2023. The liability does not impact the condensed statements of operations and is offset against additional paid-in capital or accumulated deficit if additional paid-in capital is not available.

This excise tax liability can be offset by future share issuances within the same fiscal year which will be evaluated and adjusted in the period in which the issuances occur. Should the Company liquidate prior to December 31, 2023, the excise tax liability will not be due.

Other Investors

Other Investors were granted an aggregate of 16,668 Founder Shares at no costs from Suresh Yezhuvath in March 2021. The Company valued the Founder Shares at approximately $0.65 per share or $10,834 in the aggregate at the date of the grant.

The Other Investors have not been granted any stockholder or other rights that are in addition to those granted to the Company’s other public stockholders. The Other Investors will have no rights to the funds held in the Trust Account with respect to the Founder Shares held by them. The Other Investors will have the same rights to the funds held in the Trust Account with respect to the common stock underlying the Units they purchase at the IPO as the rights afforded to the Company’s other public stockholders.

Anchor Investors

The Anchor Investors entered into separate letter agreements with the Company and the Sponsors pursuant to which, subject to the conditions set forth therein, the Anchor Investors purchased, upon the closing of the IPO on September 14, 2021, 181,000 Private Placement Units and 762,500 Founder Shares on September 9, 2021 (“Anchor Shares” in the total). The Company valued the Founder Shares at $7.48 per share at the date of the purchase.

The Anchor Investors have not been granted any stockholder or other rights that are in addition to those granted to the Company’s other public stockholders and purchased the Founder Shares for nominal consideration with an excess of the fair value of $3,244,453. Each Anchor Investor has agreed in its individually negotiated letter agreement entered into with the Company to vote its Anchor Shares to approve the Company’s initial Business Combination. The Anchor Investors will have no rights to the funds held in the Trust Account with respect to the Anchor Shares held by them. The Anchor Investors will have the same rights to the funds held in the Trust Account with respect to the common stock underlying the Units they purchase at the IPO (excluding the common stock included in the Private Placement Units purchased) as the rights afforded to the Company’s other public stockholders.

F-64

Note 8 — Stockholders’ (Deficit) Equity

Preferred Stock— The Company is authorized to issue 1,000,000 shares of preferred stock, par value $0.01 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of September 30, 2023 and December 31, 2022, there were no shares of preferred stock issued or outstanding.

Common Stock— The Company is authorized to issue 100,000,000 shares of common stock with par value of $0.01 each. As of September 30, 2023 and December 31, 2022, there were 3,961,500 shares of common stock issued and 2,524,000 shares of common stock outstanding, excluding 2,939,613 and 6,900,000 shares subject to possible redemption, respectively. Each share of common stock entitles the holder to one vote.

Treasury Stock — On June 21, 2021 the Sponsors agreed to deliver the Company 1,437,500 shares of common stock beneficially owned by the Sponsors. The amount payable to Yezhuvath of $7,735 was repaid as part of the Private Placement Units issued to him (see Note 5) and the amount of $7,000 payable to Bannix Management LLP is included in Due to Related Parties as of September 30, 2023 and December 31, 2022.

Rights — Except in cases where the Company is not the surviving company in the Business Combination, each holder of a right will automatically receive one-tenth (1/10) of a share of common stock upon consummation of the Business Combination, even if the holder of a right converted all shares held by him, her or it in connection with the Business Combination or an amendment to the Company’s Certificate of Incorporation with respect to its pre-Business Combination activities. In the event that the Company will not be the surviving company upon completion of the Business Combination, each holder of a right will be required to affirmatively convert his, her or its rights in order to receive the one-tenth (1/10) of a share of common stock underlying each right upon consummation of the Business Combination. No additional consideration will be required to be paid by a holder of rights in order to receive his, her or its additional share of common stock upon consummation of Business Combination. The shares issuable upon exchange of the rights will be freely tradable (except to the extent held by affiliates of the Company). If the Company enters into a definitive agreement for a Business Combination in which the Company will not be the surviving entity, the definitive agreement will provide for the holders of the rights to receive the same per share consideration the holders of shares of common stock will receive in the transaction on an as-converted into common stock basis.

Note 9 — Warrant Liability

The Company accounted for the 7,306,000 warrants issued in connection with the IPO and private placement in accordance with the guidance contained in ASC Topic 815 “Derivatives and Hedging” whereby under that provision, the Private Warrants did not meet the criteria for equity treatment and were recorded as a liability. Accordingly, the Company classified the Private Warrants as a liability at fair value and adjusts them to fair value at each reporting period. This liability is re-measured at each balance sheet date until the Private Warrants are exercised or expire, and any change in fair value will be recognized in the Company’s statement of operations. The fair value of the Private Warrants was estimated using a modified Black-Scholes model. The valuation models utilize inputs such as assumed share prices, volatility, discount factors and other assumptions and may not be reflective of the price at which they can be settled. Such Private Warrant classification is also subject to re-evaluation at each reporting period. The Public Warrants met the classification for equity treatment.

F-65

Each warrant entitles the holder to purchase one share of the Company’s common stock at a price of $11.50 per share, subject to adjustment as discussed herein. In addition, if (x) the Company issues additional shares or equity-linked securities for capital raising purposes in connection with the closing of its initial Business Combination at an issue price or effective issue price of less than $9.20 per share of common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Company’s Sponsors or its affiliates, without taking into account any Founder Shares held by the Company’s Sponsors or its affiliates, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial Business Combination on the date of the consummation of the initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates the initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the Market Value, and the $18.00 per share redemption trigger price described below under “Redemption of warrants” will be adjusted (to the nearest cent) to be equal to 180% of the Market Value.

The warrants will become exercisable on the later of 12 months from the closing of this offering or upon completion of its initial Business Combination and will expire five years after the completion of the Company’s initial Business Combination, at 5:00 p.m., Eastern Time, or earlier upon redemption or liquidation.

Redemption of warrants

The Company may call the warrants for redemption (excluding the private warrants, and any warrants underlying Units issued to the Sponsors, initial stockholders, officers, directors or their affiliates in payment of related party loans made to the Company), in whole and not in part, at a price of $0.01 per warrant:

●	at any time while the warrants are exercisable,

●	upon not less than 30 days prior written notice of redemption to each warrant holder,

●	if, and only if, the reported last sale price of the common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations), for any 20 trading days within a 30-trading day period ending on the third trading business day prior to the notice of redemption to warrant holders, and

●	if, and only if, there is a current registration statement in effect with respect to the issuance of the shares underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day until the date of redemption.

F-66

If the Company calls the warrants for redemption as described above, the management will have the option to require any holder that wishes to exercise its warrant to do so on a “cashless basis.” If management takes advantage of this option, all holders of warrants would pay the exercise price by surrendering their warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the excess of the “fair market value” (defined below) over the exercise price of the warrants by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the common stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants.

If the Company is unable to complete an initial Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such warrants. Accordingly, the warrants may expire worthless.

 The following presents the Company’s fair value hierarchy for the 406,000 Private Warrants issued which are classified as liabilities measured at fair value as of September 30, 2023:

	Level 1	Level 2	Level 3

Private Warrants	$—	$—	$12,180
Total	$—	$—	$12,180

The following presents the Company’s fair value hierarchy for the 406,000 Private Warrants issued which are classified as liabilities measured at fair value as of the December 31, 2022:

	Level 1	Level 2	Level 3

Private Warrants	$—	$—	$12,180
Total	$—	$—	$12,180

The following table summarizes key inputs and the models used in the valuation of the Company’s Private Warrants as of September 30, 2023:

Private Warrants

Valuation Method Utilized	Modified Black Scholes
Stock Price	$10.66
Exercise Price	$11.50
Expected Term	1.12
Volatility	2.52%
Risk-free rate	4.60%

F-67

The following table summarizes key inputs and the models used in the valuation of the Company’s Private Warrants as of December 31, 2022:

Private Warrants

Valuation Method Utilized	Modified Black Scholes
Stock Price	$10.17
Exercise Price	$11.50
Expected Term	2.7
Volatility	1.3%
Risk-free rate	3.99%

The following table presents the changes in Level 3 liability for the three and nine months ended September 30, 2023:

Level 3
Fair value of Private Warrants at December 31, 2022	$12,180
Change in fair value of Private Warrants	—
Fair value of Private Warrants at March 31, 2023	$12,180
Change in fair value of Private Warrants	4,060
Fair value of Private Warrants at June 30, 2023	$16,240
Change in fair value of Private Warrants	(4,060)
Fair value of Private Warrants at September 30, 2023	$12,180

The following table presents the changes in Level 3 liabilities for the three and nine months ended September 30, 2022:

Fair value of Private Warrants at December 31, 2021	$194,880
Change in fair value of Private Warrants	(93,380)
Fair value of Private Warrants at March 31, 2022	$101,500
Change in fair value of Private Warrants	(64,960)
Fair value of Private Warrants at June 30, 2022	$36,540
Change in fair value of Private Warrants	(20,300)
Fair value of Private Warrants at September 30, 2022	$16,240

Note 10—Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date of the filing of this report. The Company did not identify any subsequent events, other than noted below, that would have required adjustment or disclosure in these unaudited condensed financial statements.

On October 17, 2023, the Board, at the request of the Sponsor, determined to implement a eighth Extension and to extend the Deadline Date for an additional month to November 14, 2023. The Company has deposited $75,000 into the Trust Account with funds provided by EVIE Autonomous Ltd.

On October 26, 2023, the Company filed preliminary form 14A (“Proxy statement”) with the Security and Exchange Committee (“SEC”), pursuing among other topics shareholder’s approval for its business combination. Said Proxy Statement is subject to SEC comment letter which was not received by the Company yet.

On November 14, 2023, the Board, at the request of the Sponsor, determined to implement a ninth Extension and to extend the Deadline Date for an additional month to December 14, 2023. The Company has deposited $75,000 into the Trust Account with funds provided by EVIE Autonomous Ltd.

In October and November 2023, the Company borrowed $128,000 from Evie.

F-68

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of EVIE Autonomous Group Ltd

Opinion on the Financial Statements

We have audited the accompanying balance sheet of EVIE Autonomous Group Ltd (the Company) as of June 30, 2023, and the related statement of operations, stockholder’s equity, and cash flows for the period from May 8, 2023 (inception) to June 30, 2023 and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of June 30, 2023 and the results of its operations and its cash flows for the period from May 8, 2023 (inception) to June 30, 2023, in conformity with accounting principles generally accepted in the United States of America.

Emphasis of Matter Regarding Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has not started operations yet, that raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/RBSM LLP

We have served as the Company’s auditor since 2023.

PCAOB ID 587

New York, NY

October 6, 2023

F-69

EVIE AUTONOMOUS GROUP LTD
BALANCE SHEET

June 30, 2023
Assets
Total current assets	$—
Total assets	$—
Liability and Stockholder’s Equity
Current liabilities:
Total liabilities	$—
Stockholder’s Equity:
Common stock, $1.2617 par value; 100 shares authorized, issued and outstanding	126
Additional paid-in capital	—
Accumulated deficit	(126)
Total stockholder’s equity	—
Total Liabilities and Stockholder’s Equity	$—

The accompanying notes are an integral part of these financial statements.

F-70

EVIE AUTONOMOUS GROUP LTD
STATEMENT OF OPERATIONS

For the Period from May 8, 2023 (Inception) to June 30, 2023
Operating expenses	$126
Net loss	$(126)
Weighted average shares outstanding, basic and diluted	100
Basic and diluted net loss per common share	$(1.26)

The accompanying notes are an integral part of these financial statements.

F-71

EVIE AUTONOMOUS GROUP LTD
STATEMENT OF CHANGES IN STOCKHOLDER’S EQUITY

FOR THE PERIOD FROM MAY 8, 2023, (INCEPTION) TO JUNE 30, 2023

	Shares	Amount	Additional paid In Capital	Accumulated Deficit	Total Stockholder’s Equity
Balance as of May 8, 2023 (inception)	—	$—	$—	$—	$—
Issuance of common stock upon inception	100	126	—	—	126
Net loss	—	—	—	(126)	(126
Balance as of June 30, 2023	100	$126	$—	$(126)	$—

The accompanying notes are an integral part of these financial statements.

F-72

EVIE AUTONOMOUS GROUP LTD
STATEMENT OF CASH FLOWS

For the Period from May 8, June 30, 2023 (Inception) to
Cash Flows from Operating Activities:
Net loss	$(126)
Adjustments to reconcile net loss to net cash used in operating activities:
Founder shares issued	126
Changes in operating assets and liabilities:
Changes in current assets and current liabilities	—
Net cash used in operating activities	—
Net change in cash	—
Cash, beginning of the year	—
Cash, end of the year	$—

The accompanying notes are an integral part of these financial statements.

F-73

Evie Autonomous Group Ltd
Notes to Financial Statements

1.	Organization

Description of Business

Evie Autonomous Group Ltd(“EAG” or the “Company”) was incorporated in England and Wales on May 8, 2023 and has its principal operations in Stoke-on-Trent, the United Kingdom.

The Company is a pre-commercial stage advanced artificial intelligence (“AI”), robotics and autonomous mobility developer. The Company owns an extensive library of intellectual property related to its core areas of expertise, originally developed and sold to the Company by Aim Technologies Group Ltd (“AIM”), a company registered in England and Wales and Cavonix Ltd(“Cavonix”), a company registered in England and Wales. The Company’s primary focus is developing, marketing, and servicing autonomous vehicles. EAG does not intend to be a manufacturer of autonomous vehicles and plans to outsource the assembly and manufacturing of the vehicles to 3rd parties. The Company anticipates it will take 18 months to have a viable commercial product.

EAG also intends to develop its combination of AI and sensor technology that enables vehicles to operate autonomously(“autonomy stack”) as a separate product to be sold to 3rd party producers of autonomous vehicles. This product is already available for marketing and the Company anticipates that its revenues will initially come from selling the autonomy stack.

Proposed Business Combination

On June 23, 2023, the Company entered into a Business Combination Agreement (“BCA”) with Bannix Acquisition Corp. (the “Bannix”), a blank check company incorporated in the state of Delaware on January 21, 2021. Bannix was formed for the purpose of effecting mergers, capital stock exchange, asset acquisitions, stock purchases, reorganization or similar business combinations with one or more businesses (“Business Combination”). Under the BCA, Bannix will acquire all the issued and outstanding shares of EAG in exchange for the issuance of 85 million shares of Class A common stock, $0.01 par value per share of Bannix, pursuant to which the Company will become a direct wholly owned subsidiary of Bannix. The agreement is subject to a number of conditions precedent including the approval of the shareholders of both companies. The Company’s proceeds from the business combination, after deducting underwriting discounts and commissions is to be determined and will largely depend upon the willingness of Bannix’s existing shareholders to remain as shareholders.

Under the BCA, Bannix has made customary representations and warranties to the Company, and the Company Shareholder relating to, among other things, organization and standing, due authorization and binding agreement, governmental approvals, non-contravention, capitalization, Securities and Exchange Commission (the “SEC”) filings, financial statements, internal controls, absence of certain changes, compliance with laws, actions, orders and permits, taxes and returns, employees and employee benefit plans, properties, material contracts, transactions with related persons, the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”), and the Jumpstart Our Business Startups Act of 2012, finders’ and brokers’ fees, sanctions and certain business practices, private placements, insurance, no misleading information supplied, the Trust Account, acknowledgement of no further representations and warranties and receipt of a fairness opinion.

Under the Business Combination Agreement, the Company has made customary representations and warranties (on behalf of itself and its subsidiaries) to Bannix relating to, among other things, organization and standing, due authorization and binding agreement, capitalization, company subsidiaries, governmental approvals, non-contravention, financial statements, absence of certain changes, compliance with laws, permits, litigation, material contracts, intellectual property, taxes and returns, real property, personal property, employee matters, benefit plans, environmental matters, transactions with related persons, insurance, material customers and suppliers, data protection and cybersecurity, sanctions and certain business practices, the Investment Company Act, finders’ and brokers’ fees and no misleading information supplied.

Under the Business Combination Agreement, each Company Shareholder has made customary representations and warranties (with respect to itself only) to Bannix relating to, among other things, organization and standing, due authorization and binding agreement, share ownership, governmental approvals, non- contravention, litigation, certain investment representations, finders’ and brokers’ fees and no misleading information supplied.

The Company was incorporated in May 2023 for the purpose of acquiring intellectual property and business rights owned by Aim Technologies Ltd. (“AIM”) and Cavonix Ltd. (“Cavonix”) and further developing the related business. In October 2022, AIM acquired the assets of Westfield Autonomous Vehicles Ltd. (“Westfield”) from its insolvency administrator. The Company subsequently acquired the intellectual property from AIM and Cavonix in May 2023 through separate Asset Purchase Agreements with AIM (for the Aim and WAV IP) and Cavonix. The existing electric autonomous pod platform initially developed by Westfield has moved 6.3 million passengers at London Heathrow T5 since 2011. The Company has now upgraded this pod platforms with its level four autonomous stack, enabling them to operate safely outside of a guideway. A “pod” or autonomous pod, also known as a driverless pod or autonomous shuttle, we mean a small, self-driving vehicle designed for short-distance transportation of people or goods in controlled environments, such as airports, smart cities, warehouses, or private developments. These pods typically accommodate four to eight passengers and are equipped with a variety of sensors, in EVIE’s cameras and radar, to navigate safely and independently. EVIE has its principal operations in Stoke-on-Trent, the United Kingdom.

F-74

Risks and Uncertainties

Covid-19

Management is currently evaluating the impact of the COVID-19 pandemic on the Company and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations, and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Impact of the Russia-Ukraine War and Israel-Hamas War

In February 2022, the Russian Federation and Belarus commenced a military action with the country of Ukraine. As a result of this action, various nations, including the United States, have instituted economic sanctions against the Russian Federation and Belarus.

On October 7, 2023, Hamas and Gaza initiated military operations against the country of Israel. As a result of these actions, various nations, including United States, are considering political and economic policies concerning these nations.

Further, the impact of these actions and related sanctions and policies on the world economy are not determinable as of the date of these financial statements. The specific impact on the Company’s financial condition, results of operations, and cash flows is also not determinable as of the date of these financial statements.

Impact of the Worldwide Supply-Chain Disruption and Climate Change

Management is currently evaluating the impact of the worldwide supply-chain disruption and climate change and has concluded that while it is reasonably possible that this supply disruption could have a negative effect on the Company’s financial position, results of its operations, the specific impact is not readily determinable as of the date of the financial statement. Management considered the effect of climate change and arrived at the same conclusion, no effect or changes to the attached financial statements as presented. The accompanying financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Liquidity, Capital Resources and Going Concern

The Company was formed on May 8, 2023, with a capital contribution of assets from the shareholder at par value of $1.2617 or $126. As of June 30, 2023, the Company had no cash in its bank account or any working capital.

The accompanying financial statements have been prepared on a basis which assumes the Company is a going concern and do not include any adjustments to reflect the Company’s need to raise funding to implement its business plan. Up until the completion of the business combination with Bannix, the Company is entirely dependent on its shareholders for operational funds estimated to be $250,000 per month. After the completion of the business combination with Bannix, the Company will be dependent upon A) the amount of cash left in Bannix’s trust account, and B) its ability to raise further funding. Withdrawal of support by the Company’s shareholders or failure to raise funding could have material effect on the Company.

If the Company’s is unable to consummate its business combination with Bannix or is unable to secure additional funding to implement its business plan, the Company may have insufficient funds available to operate the business. Moreover, in addition to the access to funding from shareholders, the Company may need to obtain other financing to implement its business plan. If the Company is unable to implement its business plan because the Company does not have sufficient funds available, the Company will be forced to cease operations and liquidate.

Management has determined that should its business combination with Bannix not occur as well as the Company’s working capital deficiency raises substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time, which is considered to be one year from the issuance of the financial statements.

There can be no assurance that the Company will achieve or sustain positive cash flows from operations or profitability. The Company is in the process of seeking additional debt and equity financing. However, such funding may not be available on a timely basis on terms acceptable to the Company, or at all. If the Company is unable to raise additional capital when required or on acceptable terms, the Company may be required to further scale back or discontinue the advancement of product candidates, further reduce headcount, reorganize, merge with another entity, or cease operations.

F-75

2.	Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Currency and currency translation

The Company’s functional currency is the Great British Pound and reporting currency is the United States Dollar.

The Company’s financial statements are translated from its functional currency to its reporting currency in accordance with Accounting Standards Codification (“ASC”) 830 – “Foreign Currency Matters”. Assets and liabilities are translated at the exchange rate at the end of the reporting period. The statement of operations is translated based on the weighted average exchange rate during the period. Shareholder’s equity is translated at the historical exchange rates at the date the entry to shareholders’ equity was recorded, except for the change in retained earnings during the year, which is translated using the historical exchange rates used to translate each period’s income statement. Changes in reporting currency amounts that result from the translation process are called translation adjustments and are included in the cumulative translation adjustment(CTA) account, which is a component of shareholder’s equity.

The exchange rates used to translate amounts in GBP into USD for the purposes of preparing the financial statement were as follows:

Balance sheet:

June 30, 2023
Period-end GBP: USD exchange rate	$1.2617

Statement of operations:

For the Period from May 8, 2023 (Inception) to June 30, 2023
Average for the period from May 8, 2023 (inception) to June 30, 2023 GBP: USD exchange rate	$1.2615

Use of Estimates

The preparation of these financial statements inconformity with USGAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period.

Making estimates requires management to exercise significant judgement. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events.

F-76

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash or cash equivalents as of June 30, 2023.

Fair Value of Financial Instruments

Fair value is defined as the price which would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier fair value hierarchy which prioritizes the inputs used in the valuation methodologies is as follows:

Level 1 Inputs - Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level 2 Inputs - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These might include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, volatilities, prepayment speeds, credit risks, etc.) or inputs that are derived principally from or corroborated by market data by correlation or other means.

Level 3 Inputs - Unobservable inputs for determining the fair values of assets or liabilities that reflect an entity’s own assumptions about the assumptions that market participants would use in pricing the assets or liabilities.

Value of Acquired Assets

In May 2023, the Company’s sole stockholder, acquired intellectual property (“IP”) and other assets from AIM and Cavonix and on May 8, 2023 contributed those assets to the Company in return for 100 shares of the Company at par value of $1.2617, or $126. The Company reviews the value of the contributed assets for impairment upon events or changes in circumstances that warrants a review. As of the date of the audit of these financial statements, the stockholder had not paid AIM or Cavonix for the assets acquired. The Company complies with ASC 845 “Nonmonetary Transactions” and Staff Accounting Bulletin Topic 5.G. and reports the value of the contributed assets at the same value the stockholder paid for those assets. As such, the Company took an impairment for $126 and reported it as a component of the statement of operations.

Recently Issued Accounting Pronouncements

The Company has reviewed recently issued accounting pronouncements and plans to adopt those that are applicable to it. The Company does not expect the adoption of any recently issued pronouncements to have a material impact on its results of operations or financial position.

Net Loss Per Share

Basic net loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period.

For purposes of calculating diluted loss per common stock, the denominator includes both the weighted- average number of shares of common stock outstanding during the period and the number of common stock equivalents if the inclusion of such common stock equivalents is dilutive.

F-77

Reconciliation of Loss per Share of Common Stock

Basic and diluted income per share for common stock is calculated as follows:

For the Period from May 8, 2023 (Inception) to June 30, 2023
Loss per share of common stock:
Net loss	$(126)

Weighted Average Shares of common stock	100
Basic and diluted loss per share	$(1.26)

3.	Related Party Transactions

On May 8, 2023, the Company’s stockholder contributed assets in exchange for 100 shares of common stock, par value of $1.2617, or $126.

4.	Stockholder’s Equity

Common stock

The Company is authorized to issue a total of 100 shares of common stock with par value of $1.2617 each.

As of June 30, 2023, there were 100 shares of common stock issued and outstanding.

Each share of common stock entitles the holder to one vote.

5.	Commitments and Contingencies

Indemnification Agreements

In the ordinary course of business, the Company may provide indemnification of varying scope and terms to its vendors, lessors, contract research organizations, business partners and other parties with respect to certain matters including, but not limited to, losses arising out of breach of such agreements or from intellectual property infringement claims made by third parties. In addition, the Company has entered into indemnification agreements with members of its board of directors that will require the Company, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors. The maximum potential amount of future payments the Company could be required to make under these indemnification agreements is, in many cases, unlimited. The Company has not incurred any material costs as a result of such indemnifications and is not currently aware of any indemnification claims.

Legal Proceedings

The Company is not currently party to any material legal proceedings. At each reporting date, the Company evaluates whether or not a potential loss amount or a potential range of loss is probable and reasonably estimable under the provisions of the authoritative guidance that addresses accounting for contingencies. The Company expenses as incurred the costs related to such legal proceedings.

F-78

6.	Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date of the filing of this report. The Company did not identify any subsequent events, other than noted below, that would have required adjustment or disclosure in these financial statements.

On August 4, 2023, August 8, 2023, and September 18, 2023, the Company entered into unsecured promissory notes with Bannix in the aggregate principal amount of$289,975 (the “Notes”).Upon funding of these Note, Evie Autonomous LTD, a related company, provided the funds to Bannix.

The Notes bear no interest and are repayable in full upon the earlier of (a) the date of the consummation of Bannix’s initial business combination, or(b) the date of Bannix’s liquidation. If Bannix does not consummate an initial business combination by Bannix’s deadline date, the Notes will be repaid only from funds held outside of Bannix’s trust account or will be forfeited, eliminated or otherwise forgiven.

On September 27, 2023, these Notes with EAG were voided and Evie Autonomous LTD. became the counterparty to these transactions.

As discussed in Note 1, the Company entered into a BCA with Bannix.

F-79

EVIE AUTONOMOUS GROUP LTD
CONDENSED BALANCE SHEET

	September 30, 2023 (Unaudited)	June 30,2023
Assets
Total current assets	$—	$—

Total assets	$—	$—

Liability and Stockholder's Deficit
Accounts payable	$55,492	$—
Due to related party	20,000	—
Total current liabilities	75,492	—

Total liabilities	75,492	—

Stockholder's Deficit:
Common stock, $1.2617 par value; 100 shares authorized, issued and outstanding	126	126
Accumulated other comprehensive gain	1,420	—
Additional paid-in capital	—	—
Accumulated deficit	(77,038)	(126)
Total stockholder's deficit	(75,492)	—

Total Liabilities and Stockholder's Deficit	$—	$—

The accompanying notes are an integral part of these unaudited condensed financial statements.

F-80

EVIE AUTONOMOUS GROUP LTD
UNAUDITED CONDENSED STATEMENT OF
OPERATIONS AND OTHER
COMPREHENSIVE LOSS

Three Months Ended September 30, 2023
Operating expenses	$76,912
Net loss	$(76,912)

Foreign currency translation adjustment	$1,420
Comprehensive loss	$(75,492)

Weighted average shares outstanding, basic and diluted	100
Basic and diluted net loss per common share	$(769.12)

T he accompanying notes are an integral part of these unaudited condensed financial statements.

F-81

EVIE AUTONOMOUS GROUP LTD UNAUDITED
CONDENSED STATEMENT OF CHANGES IN

STOCKHOLDER’S DEFICIT

FOR THE THREE MONTH ENDED SEPTEMBER 30, 2023

	Shares	Amount	Additional paid in capital	Accumulated other comprehensive gain	Accumulated deficit	Total stockholder's deficit
Balance as of June 30,2023	100	$126	$—	$—	$(126)	$—
Foreign currency translation adjustment	—	—	—	1,420	—	1,420
Net loss	—	—	—	—	(76,912)	(76,912)
Balance as of September 30, 2023	100	$126	$—	$1,420	$(77,038)	(75,492)

The accomp anying notes are an integral part of these unaudi ted condensed financial statements.

F-82

EVIE AUTONOMOUS GROUP LTD
UNAUDITED CONDENSED
STATEMENT OF CASH FLOWS

For the Three
Month Ended
September 30,
2023
Cash Flows from Operating Activities:
Net loss	$(76,912)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating assets and liabilities:
Due to related party	20,000
Accounts Payable	55,492
Net cash used in operating activities	(1,420)

Net cash provided by investing activities	—

Net cash provided by financing activities	—
Effect on exchange rate change on cash	1,420

Net change in cash	—
Cash, beginning of the period	—
Cash, end of the period	$—

The accompanying notes are an integral part of these unaudited condensed financial statements.

F-83

Evie Autonomous Group Ltd
Notes to Unaudited
Condensed Financial Statements

1.	Organization

Description of Business

Evie Autonomous Group Ltd (“E AG” or the “Company”) was incorporated in England and Wales on May 8, 2023 and has its principal operations in Stoke-on-Trent, the United Kingdom.

The Company is a pre-commercial stage advanced artificial intelligence (“AI”), robotics and autonomous mobility developer. The Company owns an extensive library of intellectual property related to its core areas of expertise, originally developed and sold to the Company by Aim Technologies Group Ltd (“AIM “), a company registered in England and Wales and Cavonix Ltd (“Cavonix” ), a company registered in England and Wales. The Company’s primary focus is developing, marketing, and servicing autonomous vehicles. EAG does not intend to be a manufacturer of autonomous vehicles and plans to outsource the assembly and manufacturing of the vehicles to 3rd parties. The Company anticipates it will take 18 months to have a viable commercial product.

EAG also intends to develop its combination of AI and sensor technology that enables vehicles to operate autonomously (“autonomy stack”) as a separate product to be sold to 3rd party producers of autonomous vehicles. This product is available for marketing and the Company anticipates that its revenues will initially come from selling the autonomy stack.

Proposed Business Combination

On June 23, 2023, the Company entered into a Business Combination Agreement (“BCA”) with Bannix Acquisition Corp. (the “Bannix”), a blank check company incorporated in the state of Delaware on January 21, 2021. Bannix was formed for the purpose of effecting mergers , capital stock exchange, asset acquisi tions, stock purch ases, reorganization or similar business combinations with one or more businesses (“Business Combinat io n” ). Under the BCA, Bannix will acquire all the issued and outstanding shares of EAG in exchange for the issuance of 85 million new shares of Class A common stock, $0.01 par value per share of Bann ix, pursuant to which the Company will become a direct wholly owned subsidiary ofBannix. The agreement is subject to a number of conditions precedent including the approval of the shareholders of both companies. The Company’s proceeds from the business comb ination , after deducting underwriting discounts and commissions is to be determined and will largely depend upon the willingness of Bannix’s existing shareholders to remain as shareholders.

Under the BCA, Bannix has made customary representations and warranties to the Company, and the Company Shareholder relating to, among other things, organization and standing, due authorization and binding agreement, governmental approvals , non-cont ravention, capitalization, Securities and Exchange Commission (the “SEC”) filings, financial statements, internal controls, absence of certain changes, compliance with laws, actions, orders and permits, taxes and returns, employees and employee benefit plans , propert ies , material contracts, transactions with related persons, the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”), and the Jumpstart Our Business Startups Act of 2012, finders’ and brokers’ fees, sanctions and certain business pract ices , private placements, insu rance, no misleading information supp lie d, the Trust Account, acknowledgement of no further representations and warranties and receipt of a fairness op inion.

F-84

Under the BCA, the Company has made customary representations and warranties (on behalf of itself and its subsidiaries) to Bannix relating to, among other things, organization and standing, due authorization and binding agreement , capitali zation, company subs idiaries , governmental approvals, non-contravention, financial statements , absence of certain changes, compliance with laws, perm its, li tigation , material contracts, intellectual proper ty, taxes and returns, real prope rty, personal property, employee matters, benefit plans, environmental ma tters, transactions with related persons, insurance, material customers and suppliers, data protection and cybersec urity , sanctions and certain business practices , the Investment Company Act, finders’ and brokers’ fees and no misleading information supplied.

Under the BCA, each Company Shareholder has made customary representations and warranties (with respect to itself only) to Bann ix relating to, among other things, organization and stand ing, due authorization and binding agreement, share ownership, governmental approvals , non-cont ravention , litigation, certain investment representations, finders ‘ and brokers ‘ fees and no misleading information supplied.

Risks and Uncertainties

Covid-19

Management is currently evaluating the impact of the COVID-19 pandemic on the Company and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’ s financial position, results of its operations, and /or search for a target company , the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Geopolitical Milita,y Conflicts

Geopolitical military conflicts including the Russian invasion of Ukraine and the lsrael-Hamas war, have had a material adverse effect on financial and business conditions in Europe and the middle-East and could materially and adversely affect the business and prospects of potential targets for the Company’s business combination. These circumstances could reduce the prospects for the Company to generate revenues in the future.

With the Russian Federation’ s invasion of Ukraine in February 2022 and Israel’ s declared war against Hamas in October 2023, these conflicts have continued to escalate without any resolution foreseeable in the near future with the short and long-term impact on financial and business conditions in Europe remaining highly uncertain.

Various nations, including the United States, have instituted economic sanctions against the Russian Federation and Belarus. Further, the impact of this action and related sanctions on the world economy are not determinable as of the date of these financial statements. The specific impact on the Company’ s financial condition, results of operations, and cash flows is also not determinable as of the date of these financial statements.

Add ition ally , the continuing geopolitical uncertainty relating to the Israel-Hamas war could cause further damage or disruption to international commerce and the global economy , and thus have a material adverse effect on the business , the cost and availability of capital and prospects of technology companies.

F-85

Impact of the Worldwide Supply-Chain Disruption and Climate Change

Management is currently evaluating the impact of the worldwide supply-chain disruption and climate change and has concluded that while it is reasonably possible that this supply disruption could have a negative effect on the Company’ s financial position, results of its operations , the specific impact is not readily determinable as of the date of the financial statement. Management considered the effect of climate change and arrived at the same conclus ion, no effect or changes to the attached financial statements as presented. The accompanying financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Liquidity, Capital Resources and Going Concern

The Company was formed on May 8, 2023, with a capital contribution of assets from the shareholder at par value of $1.2617 or $126. As of September 30, 2023, the Company had no cash in its bank account or any working capital.

The accompanying unaudited condensed financial statements have been prepared on a basis which assumes the Company is a going concern and do not include any adjustments to reflect the Company’s need to raise funding to implement its business plan. Up until the completion of the business combination with Bannix, the Company is entirely dependent on its shareholders for operational funds estimated to be $250,000 per month. After the completion of the business combination with Bann ix, the Company will be dependent upon A) the amount of cash left in Bannix’ s trust account , and B) its ability to raise further funding. Withdrawal of support by the Company’s shareholders or failure to raise funding could have material effect on the Company.

If the Company ‘ s is unable to consummate its business combination with Bannix or is unable to secure additional funding to implement its business plan, the Company may have insufficient funds available to operate the business. Moreover, in addition to the access to funding from shareho lders, the Company may need to obtain other financing to implement its business plan. If the Company is unable to implement its business plan because the Company does not have sufficient funds available , the Company will be forced to cease operations and liquidate.

Management has determined that should its business combination with Bannix not occur as well as the Company’s working capital deficiency raises substantial doubt about the Company ‘ s ability to continue as a going concern for a reasonable period of time , which is considered to be one year from the issuance of the unaudited condensed financial statements.

There can be no assurance that the Company will achieve or sustain positive cash flows from operations or profitability. The Company is in the process of seeking additional debt and equity financing. However, such funding may not be available on a timely basis on terms acceptable to the Company, or at all. If the Company is unable to raise additional capital when required or on acceptable terms, the Company may be required to further scale back or discontinue the advancement of product candidates, further reduce headcount, reor ganize, merge with another entity, or cease operations.

F-86

2.	Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The accompanying unaudited interim condensed financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC. Accordingly, they do not include all of the information and footnotes required by US GAAP. In the opinion of management , the unaudited condensed financial statements reflect all adjustments , which include only normal recurring adjustments necessary for the fair statement of the condensed balance sheets, statements of operations and other comprehensive loss, statements of stockholders’ deficit and cash flows for the period presented. Operating results for the three months ended September 30, 2023 are not necessarily indicative of the results that may be expected through June 30, 2024.

Certain information and footnote disclosures normally included in the annual financial statements prepared in accordance with U.S. GAAP have been condensed or omitted. These unaudited condensed financial statements should be read in conjunction with the Company’ s audited financial statements and notes thereto.

The company incorporated on May 8, 2023 therefore no comparative balance for the three months ended September 30, 2022 are presented for the statement of operation, statement of stockholder’s deficit and statement of cash flows .

Currency and currency translation

The Company’ s functional currency is the Great British Pound and reporting currency is the United States Dollar.

The Company’s financial statements are translated from its functional currency to its reporting currency in accordance with Accounting Standards Codification (“ASC”) 830 - “Foreign Currency Matters” . Assets and liabilities are translated at the exchange rate at the end of the reporting period. The statement of operations is translated based on the weighted average exchange rate during the period. Shareholder’s equity is translated at the historical exchange rates at the date the entry to shareholders ‘ equity was recorded, except for the change in retained earnings during the year , which is translated using the historical exchange rates used to translate each period’ s income statement. Changes in reporting currency amounts that result from the translation process are called translation adjustments and are included in the cumulative translation adjustment (CTA) account, which is a component of shareholde r’ s equity.

The exchange rates used to translate amounts in GBP into USD for the purposes of preparing the financial statement were as follows:

Balance sheet:

September 30, 2023
Period-end GBP: USD exchange rate	$1.2197

F-87

Statement of operations:

For the Three Months Ended September 30, 2023
Average for the period from July 1, 2023 to September 30,2023 GBP: USD exchange rate	$1.2662

Use of Estimates

The preparation of these financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period.

Making estimates requires management to exercise significant judgement. It is at least reasonably possible that the estimate of the effect of a condi tion, situation or set of circumstances that existed at the date of the financial statements , which management considered in formulating its estimate, could change in the near term due to one or more future confirming events.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash or cash equivalents as of September 30, 2023.

Fair Value of Financial Instruments

Fair value is defined as the price which would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier fair value hierarchy which prioritizes the inputs used in the valuation methodologies is as follows:

Level l Inputs - Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level 2 Inputs - Inputs other than quoted prices included in Level l that are observable for the asset or li abilit y, either directly or indirectly. These might include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, vo latili ties , prepayment speeds, credit risks, etc.) or inputs that are derived principally from or corroborated by market data by correlation or other means.

Level 3 Inputs - Unobservable inputs for determining the fair values of assets or liabilities that reflect an entity’s own assumptions about the assumptions that market participants would use in pricing the assets or liabi Iities.

F-88

Value of Acquired Assets

In May 2023, the Company’ s sole stockholder, acquired intellectual property (“IP”) and other assets from AIM and Cavonix and on May 8, 2023 contributed those assets to the Company in return for 100 shares of the Company at par value of $1.2617, or $126. The Company reviews the value of the contributed assets for impairment upon events or changes in circumstances that warrants a review. As of the date of the audit of these financial statements, the stockholder had not paid AIM or Cavonix for the assets acquired. The Company complies with ASC 845 “Nonmonetary Transactions” and Staff Accounting Bulletin Topic 5.G. and reports the value of the contributed assets at the same value the stockholder paid for those assets. As such, the Company took an impairment for $126 and reported it as a component of the statement of operations.

Recently Issued Accounting Pronouncements

The Company has reviewed recently issued accounting pronouncements and plans to adopt those that are applicable to it. The Company does not expect the adoption of any recently issued pronouncements to have a material impact on its results of operations or financial position.

Net Loss Per Share

Basic net loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period.

For purposes of calculating diluted loss per common stock, the denominator includes both the weighted average number of shares of common stock outstanding during the period and the number of common stock equivalents if the inclusion of such common stock equivalents is dilutive.

Reconciliation of Loss per Share of Common Stock

Basic and diluted income per share for common stock is calculated as follows:

For the Three Months Ended September 30, 2023
Loss per share of common stock:
Net loss	$(76,912)

Weighted Average Shares of common stock	100
Basic and diluted loss per share	$(769.12)

3.	Related Party Transactions

The Company ‘ s shareholder has paid $20,000 in expenses on behalf of the Company and is expected to continue to pay other costs in the future. As of September, 30, 2023, no formal arrangement has been consummated indicating the amount of future borrowings or the terms of the repayment.

On August 4, 2023, August 8, 2023, and September 18, 2023, the Company entered into unsecured promissory notes with Bannix in the aggregate principal amount of$289,975 (the “Notes”). Upon funding of these Note, Evie Autonomous LTD, a related company, provided the funds to Bannix.

F-89

On September 27, 2023, these Notes with the Company were voided and Evie Autonomous LTD became the counterparty to these transactions. Given the intent of these transactions were to be with Evie Autonomous LTD and not with the Company, none of these transactions are included as part of the Company’s financial statements for the three months ended September 30, 2023.

4.	Stockholder’s Equity

Common stock

The Company is authorized to issue a total of 100 shares of common stock with par value of $1.2617 each.

As of September 30, 2023, there were 100 shares of common stock issued and outstanding.

Each share of common stock entitles the holder to one vote.

5.	Commitments and Contingencies

Indemnification Agreements

In the ordinary course of business, the Company may provide indemnification of varying scope and terms to its vendors, lesso rs, contract research organizations , business partners and other parties with respect to certain matters including, but not limited to, losses arising out of breach of such agreements or from intellectual property infringement claims made by third parties. In addition, the Company has entered into indemnification agreements with members of its board of directors that will require the Company, among other things , to indemnify them against certain liabilities that may arise by reason of their status or service as directors. The maximum potential amount of future payments the Company could be required to make under these indemnification agreements is, in many cases, unlimited. The Company has not incurred any material costs as a result of such indemnifications and is not currently aware of any indemnification claims.

Legal Proceedings

The Company is not currently party to any material legal proceedings. At each reporting date , the Company evaluates whether or not a potential loss amount or a potential range of loss is probable and reasonably estimable under the provisions of the authoritative guidance that addresses accounting for contingencies. The Company expenses as incurred the costs related to such legal proceedings.

6.	Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date of the financial statements are available to be issued. The Company did not identify any subsequent events that would have required adjustment or disclosure in these unaudited condensed financial statements.

F-90

Annex A

BUSINESS COMBINATION AGREEMENT

This BUSINESS COMBINATION AGREEMENT (this “Agreement”) as it may be amended, supplemented or otherwise modified from time to time, dated as of June 23, 2023, is made by and among Bannix Acquisition Corp., a Delaware corporation (“Bannix”), EVIE Autonomous Group Ltd, incorporated and registered in England and Wales with company number 14853080 (the “Company”) each of the parties set forth on Exhibit A hereto (each, a “Transferor” and, collectively, the “Transferors”). Bannix, the Company and the Transferors shall be referred to herein from time to time individually as a “Party” and collectively as the “Parties”. Capitalized terms used but not otherwise defined herein have the meanings set forth in Section 1.1.

WHEREAS, Bannix is a blank check company incorporated as a Delaware corporation on January 21, 2021 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses;

WHEREAS, as of the date of this Agreement, Instant Fame LLC, a Nevada limited liability company (the “Bannix Sponsor”), owns 385,000 Bannix Common Stock;

WHEREAS, within thirty (30) days after the execution of this Agreement, Bannix, the Bannix Sponsor, and the Company shall enter into the sponsor letter agreement (the “Sponsor Letter Agreement”), pursuant to which the Bannix Sponsor will agree to, among other things, support and vote in favor of this Agreement and use its reasonable best efforts to take all other actions necessary to consummate the transactions contemplated hereby, on the terms and subject to the conditions set forth in the Sponsor Letter Agreement;

  WHEREAS, on or prior to the Transaction Support Agreement Deadline, the Transferors will duly enter into, execute and deliver to Bannix a transaction support agreement (collectively, the “Transaction Support Agreements”), pursuant to which each Transferor will agree to, among other things, (a) support and provide any necessary votes in favor of this Agreement, the Ancillary Documents to which the Company is or will be a party and the transactions contemplated hereby and thereby, and (b) take, or cause to be taken, any actions necessary or advisable to cause certain agreements to be terminated effective as of the Closing;

WHEREAS, pursuant to the Governing Documents of Bannix, Bannix is required to provide an opportunity for its stockholders to have their outstanding Bannix Common Stock redeemed on the terms and subject to the conditions set forth therein in connection with obtaining the Bannix Stockholder Approval;

WHEREAS, on the Closing Date, the Transferors shall sell the Company Ordinary Shares to Bannix, and Bannix shall acquire the Company Ordinary Shares from the Transferors, free and clear of all Liens, in consideration for an aggregate of 85,000,000 shares of Bannix Common Stock;

WHEREAS, the board of directors of Bannix (the “Bannix Board”) has (a) determined that it is in the best interests of Bannix and the stockholders of Bannix, and declared it advisable, to enter into this Agreement, the Ancillary Documents to which Bannix is or will be a party and the transactions contemplated hereby and thereby, (b) approved this Agreement, the Ancillary Documents to which Bannix is or will be a party and the transactions contemplated hereby and thereby and (c) recommended, among other things, approval of this Agreement and the transactions contemplated by this Agreement by the holders of Bannix Common Stock entitled to vote thereon;

WHEREAS, the board of directors of the Company (the “Company Board”) has (a) determined that it is in the best interests of the Company and the Company Shareholders and declared it advisable, to enter into this Agreement, the Ancillary Documents to which the Company is or will be a party and the transactions contemplated hereby and thereby, (b) approved this Agreement, the Ancillary Documents to which the Company is or will be a party and the transactions contemplated hereby and thereby (c) recommended, among other things, the approval of this Agreement, the Ancillary Documents to which the Company is or will be a party and the transactions contemplated hereby and thereby by the Company Shareholders and (d) provided to Bannix a certified true copy of the resolutions of the Company Board authorizing the execution of this Agreement, the Ancillary Documents to which the Company is or will be a party and the transactions contemplated hereby and thereby; and

WHEREAS, each of the Parties intends that, for U.S. federal income tax purposes, this Agreement constitutes, and is hereby adopted as, a “plan of reorganization” within the meaning of Section 368 of the Code and Treasury Regulations promulgated thereunder (the “Intended Tax Treatment”)1.

NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:

Article 1
CERTAIN DEFINITIONS

Section 1.1 Definitions. As used in this Agreement, the following terms have the respective meanings set forth below.

“Additional Bannix SEC Reports” has the meaning set forth in Section 4.7.

“Affiliate” means, with respect to any Person, any other Person who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto.

“Agreement” has the meaning set forth in the introductory paragraph to this Agreement.

“Ancillary Documents” means the Sponsor Letter Agreement, the Transaction Support Agreements, the Letter of Transmittal and each other agreement, document, instrument and/or certificate contemplated by this Agreement executed or to be executed in connection with the transactions contemplated hereby.

“Anti-Corruption Laws” means, collectively, (a) the U.S. Foreign Corrupt Practices Act (FCPA), (b) the UK Bribery Act 2010 and (c) any other anti-bribery or anti-corruption Laws or Orders related to combatting bribery, corruption and money laundering as may be applicable to the relevant Party.

“Bannix” has the meaning set forth in the introductory paragraph to this Agreement.

“Bannix Acquisition Proposal” means any direct or indirect acquisition (or other business combination), in one or a series of related transactions, involving Bannix or all or substantially all of the assets, Equity Securities or businesses of Bannix, in each case, whether by merger, consolidation, recapitalization, purchase or issuance of Equity Securities, purchase of assets, tender offer or otherwise). Notwithstanding the foregoing or anything to the contrary herein, none of this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby shall constitute a Bannix Acquisition Proposal.

“Bannix Board” has the meaning set forth in the recitals to this Agreement.

“Bannix Closing Certificate” has the set forth in Section 6.3(e).

“Bannix Common Stock” means shares of common stock, par value $0.01 per share, of Bannix.

“Bannix Disclosure Schedules” means the disclosure schedules to this Agreement delivered to the Company by Bannix on the date of this Agreement.

“Bannix Expenses” means, as of any determination time, the aggregate amount of all fees, expenses, commissions or other amounts incurred by or on behalf of, and that are due and payable (and not otherwise expressly allocated to a Group Company or any holder of Company Ordinary Shares pursuant to the terms of this Agreement or any Ancillary Document) by Bannix in connection with the negotiation, preparation or execution of this Agreement or any Ancillary Documents, the performance of its covenants or agreements in this Agreement or any Ancillary Document or the consummation of the transactions contemplated hereby or thereby, including (a) the fees and expenses of outside legal counsel, accountants, advisors, brokers, investment bankers, consultants, or other agents or service providers of Bannix and (b) any other fees, expenses, commissions or other amounts that are expressly allocated to Bannix pursuant to this Agreement or any Ancillary Document. Notwithstanding the foregoing or anything to the contrary herein, Bannix Expenses shall not include any Company Expenses.

“Bannix Financial Statements” means all of the financial statements of Bannix included in the Bannix SEC Reports.

“Bannix Fundamental Representations” means the representations and warranties set forth in Section 4.1 (Organization and Qualification), Section 4.2 (Authority), Section 4.4 (Brokers) and Section 4.6 (Capitalization of Bannix).

“Bannix Material Adverse Effect” means any change, event, effect or occurrence that, individually or in the aggregate with any other change, event, effect or occurrence, (a) has had or would reasonably be expected to have a material adverse effect on the business, assets, liabilities, properties, conditions (financial or otherwise) or results of operations of Bannix, or (b) is reasonably likely to, individually or in the aggregate, prevent or materially delay (or has so prevented or materially delayed) the ability of Bannix to consummate the transactions contemplated hereby in accordance with the terms of this Agreement or the transactions contemplated by the Ancillary Documents; provided, however, that, in the case of clause (a), none of the following shall be taken into account in determining whether a Bannix Material Adverse Effect has occurred or is reasonably likely to occur: any adverse change, event, effect or occurrence arising after the date of this Agreement from or related to (i) general business or economic conditions in or affecting the United States, the United Kingdom or any other country, or changes therein, or the global economy generally, (ii) any national or international political or social conditions in the United States, the United Kingdom or any other country, including the engagement by the United States, the United Kingdom or any other country in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence in any place of any military or terrorist attack, sabotage or cyberterrorism, (iii) changes in conditions of the financial, banking, capital or securities markets generally in the United States, the United Kingdom or any other country or region in the world, or changes therein, including changes in interest rates in the United States, the United Kingdom or any other country and changes in exchange rates for the currencies of any countries, (iv) changes in any applicable Laws, (v) any actions taken by Bannix or such other events, which are specifically required to be taken or are otherwise contemplated by this Agreement or any Ancillary Document, (vi) the execution or public announcement of this Agreement or the pendency or consummation of the transactions contemplated by this Agreement or the Ancillary Documents, including the impact thereof on the relationships, contractual or otherwise, of Bannix with employees, customers, investors, contractors, lenders, suppliers, vendors, partners, licensors, licensees, payors or other third parties related thereto (provided that the exception in this clause (vi) shall not apply to the representations and warranties set forth in Section 4.3(b) to the extent that its purpose is to address the consequences resulting from the public announcement or pendency or consummation of the transactions contemplated by this Agreement or the condition set forth in Section 6.3(a) to the extent it relates to such representations and warranties), (vii) any failure by Bannix to meet, or changes to, any internal or published budgets, projections, forecasts, estimates or predictions (although the underlying facts and circumstances resulting in such failure may be taken into account to the extent not otherwise excluded from this definition pursuant to clauses (i) through (vi) or (viii) through (x)), (viii) any hurricane, tornado, flood, earthquake, tsunami, natural disaster, mudslides, wild fires, epidemics, pandemics (including COVID-19) or quarantines, acts of God or other natural disasters or comparable events in the United States, United Kingdom or any other country or region in the world, or any escalation of the foregoing; (ix) any pending or initiated action against Bannix or any of its officers or directors, in each case, arising out of or relating to the execution of this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby (other than any action commenced by any Party hereto to enforce its rights under this Agreement or any Ancillary Document to which it is a party); or (x) any action taken by, or expressly at the request and/or with the consent of, the Company; provided, however, that any change, event, effect or occurrence resulting from a matter described in any of the foregoing clauses (i) through (vi) or (viii) through (x) may be taken into account in determining whether a Bannix Material Adverse Effect has occurred or is reasonably likely to occur to the extent such change, event, effect or occurrence has or has had a disproportionate adverse effect on Bannix relative to other participants operating in the industries or markets in which Bannix operates.

“Bannix Related Parties” has the meaning set forth in Section 4.9.

“Bannix Related Party Transactions” has the meaning set forth in Section 4.9.

“Bannix SEC Reports” has the meaning set forth in Section 4.7.

“Bannix Stockholder Approval” means the approval of the Bannix Transaction Proposals by the affirmative vote of the holders of the requisite number of Bannix Shares entitled to vote thereon, whether in person or by proxy at the Bannix Stockholders Meeting (or any adjournment or postponement thereof), in accordance with the Governing Documents of Bannix and applicable Law.

“Bannix Stockholder Redemption” means the right of the holders of Bannix Common Stock to redeem all or a portion of their Bannix Common Stock (in connection with the transactions contemplated by this Agreement or otherwise) as set forth in Governing Documents of Bannix.

“Bannix Stockholders Meeting” has the meaning set forth in Section 5.8.

“Bannix Stockholders” means the holders of Bannix Shares as of any determination time.

“Bannix Shares” means, collectively, the Bannix Common Stock.

“Bannix Sponsor” has the meaning set forth in the recitals to this Agreement.

“Bannix Transaction Proposals” has the meaning set forth in Section 5.8.

“Bannix Warrant” means each warrant to purchase one share of Bannix Common Stock at a price of $11.50 per share, subject to adjustment in accordance with the Warrant Agreement.

“Business Day” means a day, other than a Saturday or Sunday, on which commercial banks in New York, New York and London, United Kingdom are open for the general transaction of business.

“CARES Act” means the Coronavirus Aid, Relief and Economic Security Act (CARES Act), as amended, and the rules and regulations promulgated thereunder.

“CBA” means (a) any collective bargaining agreement, or similar instrument or order authorized by Law, that regulates employment either generally or with respect to one or more specific subjects that is binding upon an employer or groups of employers with respect to some or all of their employees, and (b) any collective bargaining agreement or other similar Contract with any labor union, labor organization, works council, or similar employee-representative body.

“Change of Control Payment” means (a) any success, change of control, retention, transaction bonus or other similar payment or amount to any Person or (b) any payments made or required to be made pursuant to or in connection with or upon termination of, or any fees, expenses or other payments owing or that will become owing, in each case, in connection with or otherwise related to the transactions contemplated by this Agreement (in the case of each of clause (a) and (b), regardless of whether paid or payable prior to, at or after the Closing).

“Closing” has the meaning set forth in Section 2.3.

“Closing Company Financial Statements” has the meaning set forth in Section 3.4(b).

“Closing Date” has the meaning set forth in Section 2.3.

“Closing Filing” has the meaning set forth in Section 5.4(b).

“Closing Press Release” has the meaning set forth in Section 5.4(b).

“COBRA” means Part 6 of Subtitle B of Title I of ERISA, Section 4980B of the Code and any similar state or other health or welfare plan continuation coverage Law.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Company” has the meaning set forth in the introductory paragraph to this Agreement.

“Company Acquisition Proposal” means any direct or indirect acquisition, in one or a series of transactions, or any proposal, transaction or offer by any Person (other than Bannix or any of its Affiliates) for any acquisition, of all or any material part of the assets, Equity Securities or businesses of any Group Company, or any transaction involving any material debt or equity financing (other than pursuant to the terms of any debt or equity financing instrument in effect on the date hereof, or any amendment or extension thereof), of any Group Company. Notwithstanding the foregoing or anything to the contrary herein, none of this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby shall constitute a Company Acquisition Proposal.

“Company Board” has the meaning set forth in the recitals to this Agreement.

“Company Board Recommendation” has the meaning set forth in Section 5.9.

“Company Closing Certificate” has the meaning set forth in Section 6.2(e).

“Company Disclosure Schedules” means the disclosure schedules to this Agreement delivered to Bannix by the Company on the date of this Agreement.

“Company Expenses” means, as of any determination time, the aggregate amount of all fees, expenses, commissions or other amounts incurred by or on behalf of, and that are due and payable (and not otherwise expressly allocated to Bannix pursuant to the terms this Agreement or any Ancillary Document) by any Group Company in connection with the negotiation, preparation or execution of this Agreement or any Ancillary Documents, the performance of its covenants or agreements in this Agreement or any Ancillary Document or the consummation of the transactions contemplated hereby or thereby, including (a) the fees and expenses of outside legal counsel, accountants, advisors, brokers, investment bankers, consultants, or other agents or service providers of any Group Company, and (b) any other fees, expenses, commissions or other amounts that are expressly allocated to any Group Company pursuant to this Agreement or any Ancillary Document. Notwithstanding the foregoing or anything to the contrary herein, Company Expenses shall not include any Bannix Expenses.

“Company Fundamental Representations” means the representations and warranties set forth in Section 3.1(a) and Section 3.1(b) (Organization and Qualification), Sections 3.2(a) through (d) (Capitalization of the Group Companies), Section 3.3 (Authority), Section 3.8(a) and Section 3.8(b)(ii) (Absence of Changes), Section 3.16 (Tax Matters), Section 3.17 (Brokers) and Section 3.19 (Transactions with Affiliates).

“Company IT Systems” means all Company Products, computer systems, Software and hardware, communication systems, servers, network equipment and databases (including that are used to Process Data), information, and functions contained therein or transmitted thereby, and related documentation, including any outsourced systems and processes, in each case, relied on, owned, licensed or leased by a Group Company.

“Company Licensed Intellectual Property” means all Intellectual Property used or held for use by any of the Group Companies, excluding Owned Intellectual Property.

“Company Material Adverse Effect” means any change, event, effect or occurrence that, individually or in the aggregate with any other change, event, effect or occurrence, (a) has had or would reasonably be expected to have a material adverse effect on the business, assets, liabilities, properties, conditions (financial or otherwise) or results of operations of the Group Companies taken as a whole, or (b) is reasonably likely to, individually or in the aggregate, prevent or materially delay (or has so prevented or materially delayed) the ability of the Company to consummate the transactions contemplated hereby in accordance with the terms of this Agreement or the transactions contemplated by the Ancillary Documents; provided, however, that, in the case of clause (a), none of the following shall be taken into account in determining whether a Company Material Adverse Effect has occurred or is reasonably likely to occur: any adverse change, event, effect or occurrence arising after the date of this Agreement from or related to (i) general business or economic conditions in or affecting the United States, the United Kingdom or any other country, or changes therein, or the global economy generally, (ii) any national or international political or social conditions in the United States, the United Kingdom or any other country, including the engagement by the United States, the United Kingdom or any other country in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence in any place of any military or terrorist attack, sabotage or cyberterrorism, (iii) changes in conditions of the financial, banking, capital or securities markets generally in the United States, the United Kingdom or any other country or region in the world, or changes therein, including changes in interest rates in the United States, the United Kingdom or any other country and changes in exchange rates for the currencies of any countries, (iv) changes in any applicable Laws, (v) any actions taken by any Group Company or such other events, which are specifically required to be taken or are otherwise contemplated by this Agreement or any Ancillary Document, (vi) the execution or public announcement of this Agreement or the pendency or consummation of the transactions contemplated by this Agreement or the Ancillary Documents, including the impact thereof on the relationships, contractual or otherwise, of any Group Company with employees, customers, investors, contractors, lenders, suppliers, vendors, partners, licensors, licensees, payors or other third parties related thereto (provided that the exception in this clause (vi) shall not apply to the representations and warranties set forth in Section 3.5(b) to the extent that its purpose is to address the consequences resulting from the public announcement or pendency or consummation of the transactions contemplated by this Agreement or the condition set forth in Section 6.2(a) to the extent it relates to such representations and warranties), (vii) any failure by any Group Company to meet, or changes to, any internal or published budgets, projections, forecasts, estimates or predictions (although the underlying facts and circumstances resulting in such failure may be taken into account to the extent not otherwise excluded from this definition pursuant to clauses (i) through (vi) or (viii) through (x)), (viii) any hurricane, tornado, flood, earthquake, tsunami, natural disaster, mudslides, wild fires, epidemics, pandemics (including COVID-19) or quarantines, acts of God or other natural disasters or comparable events in the United States or any other country or region in the world, or any escalation of the foregoing; (ix) any pending or initiated action against the Company, any of the Group Companies or any of their respective officers or directors, in each case, arising out of or relating to the execution of this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby (other than any action commenced by any Party hereto to enforce its rights under this Agreement or any Ancillary Document to which it is a party); or (x) any action taken by, or expressly at the request and/or with the consent of, Bannix; provided, however, that any change, event, effect or occurrence resulting from a matter described in any of the foregoing clauses (i) through (vi) or (viii) through (x) may be taken into account in determining whether a Company Material Adverse Effect has occurred or is reasonably likely to occur to the extent such change, event, effect or occurrence has or has had a disproportionate adverse effect on the Group Companies, taken as a whole, relative to other participants operating in the industries or markets in which any Group Company operates.

“Company Ordinary Shares” means the ordinary shares of £1.00 each in the capital of the Company.

“Company Owned Intellectual Property” means all Intellectual Property Rights that are owned or purported to be owned by any of the Group Companies.

“Company Product” means any goods, services, products, tools, or applications, either complete or under development, (a) that have been, are currently, or are currently intended to be, developed, marketed, sold, licensed, leased, hired, distributed, hosted, performed, made available, or otherwise commercialized by any Group Company, or (b) from which any Group Company recognizes any revenue (including revenue associated with maintenance or service agreements).

“Company Registered Intellectual Property” means all Registered Intellectual Property owned or purported to be owned by, or filed by or in the name of, any Group Company.

“Company Related Party” has the meaning set forth in Section 3.19.

“Company Related Party Transactions” has the meaning set forth in Section 3.19.

“Company Shareholder Written Resolutions” has the meaning set forth in Section 5.9(b).

“Company Shareholders” means the Transferors.

“Confidentiality Agreement” means that certain Mutual Confidentiality Agreement to be entered between the Company and Bannix.

“Consent” means any notice, authorization, qualification, registration, filing, notification, waiver, order, consent or approval to be obtained from, filed with or delivered to, a Governmental Entity or other Person.

“Contract” or “Contracts” means any agreement, contract, license, lease, obligation, undertaking or other commitment or arrangement that is legally binding upon a Person or any of his, her or its properties or assets.

“Copyrights” has the meaning set forth in the definition of Intellectual Property Rights.

“COVID-19” means SARS-CoV-2 or COVID-19 and any evolutions thereof or related or associated epidemics, pandemic or disease outbreaks.

“Creator” has the meaning set forth in Section 3.13(d).

“Data” means data, databases, data repositories, data lakes and collections of data.

“Designated Material Contracts” has the meaning set forth in Section 5.1(b)(vii).

  “D&O Indemnified Persons” has the meaning set forth in Section 5.14(a).

“Effective Time” means, the moment in time on the Closing Date at which Closing occurs.

“Employee Benefit Plan” means (a) each “employee benefit plan” (as such term is defined in Section 3(3) of ERISA, whether or not subject to ERISA), (b) each pension, retirement, lump-sum, profit-sharing, savings, health, welfare, bonus, incentive, commission, stock option, equity or equity-based, phantom equity, deferred compensation, severance, retention, accident, death, ill-health, disability, employment, change of control, stock purchase, restricted stock, separation, consulting, vacation paid time off, fringe benefit plan, program, policy or Contract not described in clause (a), and (c) each other benefit or compensatory plan, program, policy or Contract, in each case, that any Group Company maintains, participates in, sponsors or contributes to, or under or with respect to which any Group Company has any Liability or participates, including through a current or former ERISA Affiliate or other Affiliate or pursuant to TUPE.

“Environmental Laws” means all Laws and Orders concerning pollution, protection of the environment, or human health or safety.

“Equity Securities” means any share, share capital, capital stock, partnership, membership, joint venture or similar interest in any Person (including any stock appreciation, phantom stock, profit participation or similar rights), and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable therefor.

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any trade or business, whether or not incorporated, that is treated or was at any time in the most recent six (6) years treated as a single employer with any Group Company under Section 4001(b) of ERISA or Section 414(b), (c), (m) or (o) of the Code.

“Event” includes (without limitation) the expiry of a period of time, the Company becoming or ceasing to be associated with any other person for any Tax purpose or ceasing to be or becoming resident in any country for any Tax purpose, the death, winding up or dissolution of any Person, the earning, receipt or accrual for any Tax purpose of any income, profit or gains, the incurring of any loss or expenditure, and any transaction (including the execution and completion of this Agreement), event, act or omission whatsoever, and any reference to an Event occurring on or before a particular date shall include Events that, for Tax purposes, are deemed to have, or are treated or regarded as having, occurred on or before that date.

“Exchange Act” means the Securities Exchange Act of 1934.

“Federal Securities Laws” means the Exchange Act, the Securities Act and the other U.S. federal securities laws and the rules and regulations of the SEC promulgated thereunder or otherwise.

“Financial Statements” has the meaning set forth in Section 3.4(aa).

“Foreign Benefit Plan” means each Employee Benefit Plan maintained by any of the Group Companies for its current or former employees, officers, directors, workers or other individual service providers or contractors located outside of the U.S.

“GAAP” means (a) with respect to a U.S. Person, generally accepted accounting principles in the United States and (b) with respect to or as relating to the Group Companies, the generally accepted accounting principles in the United Kingdom.

“Governing Documents” means, in the case of (i) Bannix, its certificate or articles of incorporation and by-laws, and (ii) each Group Company, its memorandum and articles of association.

“Governmental Entity” means any United States or non-United States (a) federal, state, local, municipal or other government, (b) governmental or quasi-governmental entity of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal) or (c) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature, including any arbitral tribunal (public or private).

“Group Company” and “Group Companies” means, collectively, the Company and its Subsidiaries.

“Hazardous Substance” means any material, substance or waste that is regulated by, or may give rise to standards of conduct or Liability pursuant to, any Environmental Law, including any petroleum products or byproducts, asbestos, lead, polychlorinated biphenyls, per- and poly-fluoroalkyl substances, mold, noise, odor or radon.

“IFRS” means the international financing reporting standards issued by the International Accounting Standards Board.

“Indebtedness” means, as of any time, without duplication, with respect to any Person, the outstanding principal amount of, accrued and unpaid interest on, fees and expenses arising under or in respect of (a) indebtedness for borrowed money, (b) other obligations evidenced by any note, bond, debenture or other debt security, (c) obligations for the deferred purchase price of property or assets, including “earn-outs” and “seller notes” (but excluding any trade payables arising in the ordinary course of business which are not past due in accordance with their terms), (d) reimbursement and other obligations with respect to letters of credit, bank guarantees, bankers’ acceptances or other similar instruments, in each case, solely to the extent drawn, (e) derivative, hedging, swap, foreign exchange or similar arrangements, including swaps, caps, collars, hedges or similar arrangements, and (f) any of the obligations of any other Person of the type referred to in clauses (a) through (e) above directly or indirectly guaranteed by such Person or secured by any assets of such Person, whether or not such Indebtedness has been assumed by such Person (save in respect of intra-group transactions between Group Companies).

“Intellectual Property Rights” means any and all intellectual and industrial property rights and other similar proprietary rights in any jurisdiction throughout the world, whether registered or unregistered, including all rights pertaining to or deriving from: (a) patents and patent applications, industrial designs and design patent rights, including any continuations, divisionals, continuations-in-part and provisional applications and statutory invention registrations, and any patents issuing on any of the foregoing and any reissues, reexaminations, substitutes, supplementary protection certificates, extensions of any of the foregoing (collectively, “Patents”); (b) trademarks, service marks, trade names, service names, brand names, trade dress rights, logos, Internet domain names, social media accounts, corporate names and other source or business identifiers, together with the goodwill associated with any of the foregoing, and all applications, registrations, extensions and renewals of any of the foregoing (collectively, “Marks”); (c) copyrights, works of authorship, Data, design rights, mask work rights and moral rights, whether or not registered or published, and all registrations, applications, renewals, extensions and reversions of any of any of the foregoing (collectively, “Copyrights”); (d) trade secrets, know-how, confidential or proprietary information, invention disclosures, inventions, idea, algorithms, formulae, processes, methods, techniques, and models, whether patentable or not; (e) Software or other technology, and all rights therein or thereto; and (f) any other intellectual or proprietary rights.

“Intended Tax Treatment” has the meaning set forth in the recitals to this Agreement.

“Investment Company Act” means the Investment Company Act of 1940.

“IPO” has the meaning set forth in Section 8.18.

“JOBS Act” means the Jumpstart Our Business Startups Act of 2012.

“Law” means any federal, state, local, foreign, national or supranational statute, law (including common law), act, statute, ordinance, treaty, rule, code, regulation or other binding directive or guidance issued, promulgated or enforced by a Governmental Entity.

“Leased Real Property” has the meaning set forth in Section 3.18(b).

“Letter of Transmittal” means the letter of transmittal, in a customary form to be agreed upon between the Parties.

“Liability” or “liability” means any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, known or unknown, matured or unmatured or determined or determinable, including those arising under any Law (including any Environmental Law), Proceeding or Order and those arising under any Contract, agreement, arrangement, commitment or undertaking.

“Liability for Tax” means (i) any liability or increase in any liability of a Group Company to make a payment of or in respect of Tax, (ii) the non-availability of any relief treated as an asset of a Group Company in the Financial Statements or otherwise taken into account in computing any provision for Tax in the Financial Statements (an “Accounts Relief”), and (iii) the use or set-off of an Accounts Relief, any relief of any Group Company arising after Closing, or any relief of Bannix whenever arising, against a liability to Tax of a Group Company where such liability to Tax would have been capable of being the subject of a claim under Section 5.5(c) of this Agreement.

“Lien” means any mortgage, pledge, security interest, encumbrance, lien, assignment, hypothecation, title retention, license or sub-license, charge, or other similar encumbrance or interest (including, in the case of any Equity Securities, any voting, transfer or similar restrictions).

“Malicious Code” means any (a) “back door”, “drop dead device”, “time bomb”, “Trojan horse”, “virus”, “ransomware”, or “worm” (as such terms are commonly understood in the software industry), or (b) other code designed or intended to have, or capable of performing, any of the following functions: (i) disrupting, disabling, harming, interfering with or otherwise impeding in any manner the operation of, or providing unauthorized access to, a Company IT System on which such code is stored, used or installed; or (ii) damaging or destroying any Data or file without the user’s consent.

“Marks” has the meaning set forth in the definition of Intellectual Property Rights.

“Material Contracts” has the meaning set forth in Section 3.7(a).

“Material Permits” has the meaning set forth in Section 3.6.

“Multiemployer Plan” has the meaning set forth in Section (3)37 or Section 4001(a)(3) of ERISA.

“NASDAQ” means the Nasdaq Capital Market.

“Off-the-Shelf Software” means any Software that is made generally and widely available to the public on a commercial basis and is licensed to any of the Group Companies on a non-exclusive basis under standard terms and conditions with a replacement cost of less than $100,000 in the aggregate per annum.

“Order” means any outstanding writ, order, judgment, injunction, decision, determination, award, ruling, subpoena, verdict or decree entered, issued or rendered by any Governmental Entity.

“Owned Real Property” has the meaning set forth in Section 3.18(a).

“Parties” has the meaning set forth in the introductory paragraph to this Agreement.

“Patents” has the meaning set forth in the definition of Intellectual Property Rights.

“PCAOB” means the Public Company Accounting Oversight Board.

“PEO” has the meaning set forth in Section 3.7(a)(xi).

“Permits” means any approvals, authorizations, clearances, licenses, registrations, permits or certificates of a Governmental Entity.

“Permitted Liens” means (a) mechanic’s, materialmen’s, carriers’, repairers’ and other similar statutory Liens arising or incurred in the ordinary course of business for amounts that are not yet delinquent or are being contested in good faith by appropriate proceedings and for which sufficient reserves have been established in accordance with GAAP, (b) Liens for Taxes not yet due and payable as of the Closing Date or which are being contested in good faith by appropriate proceedings and for which sufficient reserves have been established in accordance with GAAP, (c) encumbrances and restrictions on real property (including easements, covenants, conditions, rights of way and similar restrictions) that do not prohibit or materially interfere with any of the Group Companies’ use or occupancy of such real property, (d) zoning, building codes and other land use Laws regulating the use or occupancy of real property or the activities conducted thereon which are imposed by any Governmental Entity having jurisdiction over such real property and which are not violated by the use or occupancy of such real property or the operation of the businesses of the Group Company and do not prohibit or materially interfere with any of the Group Companies’ use or occupancy of such real property, (e) cash deposits or cash pledges to secure the payment of workers’ compensation, unemployment insurance, social security benefits or obligations arising under similar Laws or to secure the performance of public or statutory obligations, surety or appeal bonds, and other obligations of a like nature, in each case in the ordinary course of business and which are not yet due and payable, (f) grants by any Group Company of non-exclusive rights in non-material Intellectual Property Rights in the ordinary course of business consistent with past practice and (g) other Liens that do not materially and adversely affect the value, use or operation of the asset subject thereto.

“Person” means an individual, partnership, corporation, limited liability company, joint stock company, unincorporated organization or association, trust, joint venture or other similar entity, whether or not a legal entity.

“Personal Data” means any Data or information that (a) alone or when combined with other information, identifies, relates to, describes, is capable of being associated with, or could reasonably be linked, directly or indirectly, with an identified or identifiable individual or natural person, consumer or household, or (b) is otherwise subject to applicable Laws or any privacy policies of any Group Company governing personal information.

“Privacy and Security Requirements” means any of the following to the extent relating to the Processing of Personal Data or otherwise relating to consumer protection, consumer Contracts, or Data-related notifications: (a) all applicable Laws; (b) each Group Company’s own internal and external-facing privacy policies; (c) the Payment Card Industry Data Security Standard, if applicable, and any other industry standard to which any Group Company is bound; and (d) applicable provisions of Contracts to which any Group Company is a party or is otherwise bound.

“Proceeding” means any lawsuit, litigation, action, audit, examination or investigation, claim, complaint, charge, proceeding, inquiry, suit or arbitration (in each case, whether civil, criminal or administrative and whether public or private) pending by or before or otherwise involving any Governmental Entity.

“Process” (or “Processing” or “Processes”) means the collection, use, storage, processing, recording, distribution, transfer, import, export, protection (including security measures), disposal or disclosure, performance of operations or set of operations on Data or on sets of Data, or other activity regarding Data (whether electronically or in any other form or medium).

“Pro Rata Share” means, with respect to a Transferor, the percentage set forth on Schedule A opposite such Transferor’s name under the heading “Pro Rata Share”.

“Prospectus” has the meaning set forth in Section 8.18.

“Proxy Statement” means a definitive proxy statement on Schedule 14A of Bannix relating to the transactions contemplated by this Agreement and the Ancillary Documents.

“Public Stockholders” has the meaning set forth in Section 8.18.

“Public Software” means any Software that contains, includes, incorporates, or has instantiated therein, or is derived in any manner (in whole or in part) from, any Software that is distributed as free software, open source software (e.g., Linux) or similar licensing or distribution models, including under any terms or conditions that impose any requirement that any Software using, linked with, incorporating, distributed with or derived from such Public Software (a) be made available or distributed in source code form; (b) be licensed for purposes of making derivative works; or (c) be redistributable at no, or a nominal, charge.

“Real Property” has the meaning set forth in Section 3.18(a).

“Real Property Leases” means all leases, sub-leases, licenses, concessions or other agreements, in each case, pursuant to which any Group Company leases or sub-leases any real property.

“Registered Intellectual Property” means all issued Patents, pending Patent applications, registered Marks, pending applications for registration of Marks, registered Copyrights, pending applications for registration of Copyrights and Internet domain name registrations.

“Related Persons” means any officer, director, manager, employee of any Party or any of its Affiliates, or any immediate family member of any of the foregoing which includes spouse, domestic partner, cohabitant, child, stepchild, grandchild, parent, stepparent, mother-in-law, father-in-law, son-in-law, daughter-in-law, grandparent, great grandparent, brother, sister, half-brother, half-sister, stepsibling, brother-in-law and sister-in-law.

“Representatives” means (a) with respect to any Party or other Person (in each case, other than the Company prior to the Closing), such Party’s or Person’s, as applicable, Affiliates and its and such Affiliates’ respective directors, officers, employees, members, owners, accountants, consultants, advisors, attorneys, agents and other representatives, and (b) with respect to the Company prior to the Closing, the Company’s Affiliates and the Company’s and its Affiliates’ respective equity holders, directors, officers, employees, members, owners, accountants, consultants, advisors, attorneys, agents and other representatives.

“Sanctions and Export Control Laws” means any Law or Order related to (a) import and export controls, including the U.S. Export Administration Regulations, the International Traffic in Arms Regulations such other controls administered by the U.S. Customs and Border Protection, (b) economic sanctions, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the European Union, any European Union Member State, the United Nations, and His Majesty’s Treasury of the United Kingdom or (c) anti-boycott measures.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

“Schedules” means, collectively, the Company Disclosure Schedules and the Bannix Disclosure Schedules (and it being understood and agreed that information disclosed in any section of any such Schedule shall be deemed to be disclosed with respect to any other section of such Schedule if its relevance to such other section is reasonably apparent on the face of such disclosure).

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the U.S. Securities Act of 1933.

“Securities Laws” means Federal Securities Laws and other applicable foreign and domestic securities or similar Laws.

“Security Incident” means actions that result in an actual, suspected, alleged or potentially likely cyber or security incident that could have an adverse effect on a Company IT System, Personal Data or any Group Company trade secret (including any Processed thereby or contained therein), including an occurrence that actually or potentially likely jeopardizes the confidentiality, integrity, or availability of a Company IT System, Personal Data or any Group Company trade secret. A Security Incident includes incidents of security breaches or intrusions, denial of service, or unauthorized entry, access, collection, use, processing, storage, sharing, distribution, transfer, disclosure, or destruction of, any Company IT Systems, Personal Data or Group Company trade secrets, or any loss, distribution, compromise or unauthorized disclosure of any of the foregoing.

“Signing Filing” has the meaning set forth in Section 5.4(b).

“Signing Press Release” has the meaning set forth in Section 5.4(b).

“Software” shall mean any and all (a) computer programs and software, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code; (b) Data and compilations, whether machine readable or otherwise; (c) descriptions, flowcharts and other work product used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons; and (d) all documentation, including user manuals and other training documentation, related to any of the foregoing.

“Sponsor Letter Agreement” has the meaning set forth in the recitals to this Agreement.

  “Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership or other legal entity of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or (b) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof and for this purpose, a Person or Persons own a majority ownership interest in such a business entity (other than a corporation) if such Person or Persons shall be allocated a majority of such business entity’s gains or losses or shall be a, or control any, managing director or general partner of such business entity (other than a corporation). The term “Subsidiary” shall include all Subsidiaries of such Subsidiary. In the case of the Company, its Subsidiary’s shall be deemed to include (i) Cavonix Ltd, a company incorporated and registered in England and Wales with company number 11747463 and (ii) EVIE Autonomous Ltd, a company incorporated and registered in England and Wales with company number 14420680.

“Supplemental Confidentiality Agreement” has the meaning set forth in Section 5.3(a).

  “Tax” means any federal, state, local or non-United States income, gross receipts, franchise, estimated, alternative minimum, sales, use, transfer, value added, excise, stamp, customs, duties, ad valorem, real property, personal property (tangible and intangible), capital stock, social security, national insurance, unemployment, payroll, Medicare, wage, employment, severance, occupation, registration, environmental, communication, mortgage, profits, license, lease, service, goods and services, withholding, premium, unclaimed property, escheat, turnover, windfall profits or other taxes of any kind whatever, whether computed on a separate or combined, unitary or consolidated basis or in any other manner, together with any interest, deficiencies, penalties, additions to tax, or additional amounts imposed by any Governmental Entity with respect thereto, whether disputed or not, and including any secondary Liability for any of the aforementioned.

“Tax Authority” means any Governmental Entity responsible for the collection or administration of Taxes or Tax Returns.

“Tax Return” means returns, information returns, statements, declarations, claims for refund, schedules, attachments and reports relating to Taxes filed or required to be filed with any Governmental Entity, including any amendment of any of the foregoing.

“Termination Date” has the meaning set forth in Section 7.1(d).

“Transaction Support Agreements” has the meaning set forth in the recitals to this Agreement.

“Transaction Support Agreement Deadline” has the meaning set forth in Section 5.9(a).

“Transfer Taxes” has the meaning set forth in Section 5.5(d).

“Trust Account” has the meaning set forth in Section 8.18.

“Trust Account Released Claims” has the meaning set forth in Section 8.18.

“Trust Agreement” has the meaning set forth in Section 4.8.

“Trustee” has the meaning set forth in Section 4.8.

“TUPE” means the United Kingdom’s Transfer of Undertakings (Protection of Employment) Regulations 2006.

“Unpaid Bannix Expenses” means the Bannix Expenses that are unpaid as of immediately prior to the Closing.

“Unpaid Company Expenses” means the Company Expenses that are unpaid as of immediately prior to the Closing.

“WARN” means the Worker Adjustment Retraining and Notification Act of 1988, as well as similar foreign, state or local Laws.

“Warrant Agreement” means the Warrant Agreement, dated as of September 10, 2021, by and between Bannix and Continental Stock Transfer & Trust Company, a New York corporation.

Article 2
TRANSACTIONS

Section 2.1 Acquisition of the Shares. On the terms and subject to the conditions of this Agreement, at the Closing, the Transferors shall sell the Company Ordinary Shares to Bannix, and Bannix shall acquire the Company Ordinary Shares from the Transferors, free and clear of all Liens, together with all rights that attach (or may in the future attach) to the Company Ordinary Shares including, in particular, the right to receive all dividends and distributions declared, made or paid on or after the Closing Date. Bannix is not obliged to complete the purchase of any of the Company Ordinary Shares unless the purchase of all the Company Ordinary Shares is completed simultaneously.

Section 2.2 Purchase Price. The purchase price for all of the Company Ordinary Shares shall be 85,000,000 shares of Bannix Common Stock in the aggregate (the “Purchase Price”), to be issued by Bannix at Closing in accordance with Section 2.4. Each Transferor shall receive its Pro Rata Share of the Bannix Common Stock payable hereunder in respect of the Purchase Price.

Section 2.3 Closing of the Transactions Contemplated by this Agreement.

(a) The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place electronically by exchange of the closing deliverables by the means provided in Section 8.11 as promptly as reasonably practicable, but in no event later than the third (3rd) Business Day, following the satisfaction (or, to the extent permitted by applicable Law, waiver) of the conditions set forth in Article 6 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to satisfaction or waiver of such conditions) (the “Closing Date”) or at such other place, date and/or time as Bannix and the Company may agree in writing.

(b) At Closing the Transferors shall deliver (or cause to be delivered) to Bannix: (i) transfers of the Company Ordinary Shares duly signed by the registered holders in favour of Bannix; (ii) the share certificates for the Company Ordinary Shares or an indemnity, in the form to be agreed upon by the Parties, for any lost certificates; (iii) an irrevocable power of attorney, in the form to be agreed upon by the Parties, given by each Transferor in favour of Bannix to secure Bannix’s interest in the Company Ordinary Shares pending registration of their transfer in the Company’s register of members, and (iv) other closing deliverables subject to due diligence as determined by the Parties.

(c) At Closing the Company shall (A) procure that the Company Board resolves to: (i) approve the registration of the transfers of the Company Ordinary Shares to Bannix, subject only to the transfers being duly stamped; (ii) other board approvals subject to due diligence as determined by the Parties, and (B) delivers to Bannix (i) signed minutes or written resolutions of the Company Board, approving the matters required by Section 2.3(c)(A), (ii) the Company Closing Certificate and (iii) other closing deliverables subject to due diligence as determined by the Parties.

(d) At Closing, Bannix shall (A) procure that the Bannix Board resolves to: (i) accept the resignations of the directors and officers of Bannix submitted in the letters delivered in accordance with Section 6.3(d) with effect from Closing, and (ii) appoint such persons as the Company shall nominate in writing no later than two Business Days prior to Closing as directors and officers of Bannix with effect from Closing, and (B) deliver to the Company (i) signed minutes or written resolutions of the Bannix Board, approving the matters required by Section 2.3(d)(A), (ii) the Bannix Closing Certificate and (iii) other closing deliverables subject to due diligence as determined by the Parties.

Section 2.4 Delivery of Consideration. The Purchase Price shall be paid to the Transferors at Closing as follows: Bannix shall issue to each Transferor a stock certificate evidencing such Transferor’s Pro Rata Share of the number of shares of Bannix Common Stock Shares equal to the Purchase Price. Payments pursuant to this Section 2.4 shall be made after giving effect to any required tax withholdings under Section 2.5.

Section 2.5 Withholding. Bannix and the Company and their respective Affiliates shall be entitled to deduct and withhold (or cause to be deducted and withheld) from any consideration payable pursuant to this Agreement such amounts as are required to be deducted and withheld under applicable Tax Law. To the extent that amounts are so required to be withheld and deducted, the Transferors shall promptly, but in no event later than three (3) days after demand for payment therefor, remit the required amount of withholding in cash to Bannix for remittance to the appropriate Tax Authority. Such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made. The Parties shall cooperate in good faith to eliminate or reduce any such deduction or withholding (including through the request and provision of any statements, forms or other documents to reduce or eliminate any such deduction or withholding).

Article 3
REPRESENTATIONS AND WARRANTIES REGARDING THE GROUP COMPANIES AND TRANSFERORS

Subject to Section 8.8, except as set forth in the Company Disclosure Schedules, the Company and Steven Lake hereby jointly and severally represent and warrant to Bannix, in each case, and, with respect to Section 3.22, the Company and Transferors hereby jointly and severally represent to and warrant to Bannix, in each case, as of the date hereof, as follows:

Section 3.1 Organization, Qualification and UK Takeover Code.

(a) Each Group Company is a corporation, limited liability company or other applicable business entity duly incorporated, organized or formed, as applicable, validly existing and in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) under the Laws of its jurisdiction of incorporation, formation or organization (as applicable). Section 3.1(a) of the Company Disclosure Schedules sets forth the jurisdiction of incorporation, formation or organization (as applicable) for each Group Company. Each Group Company has the requisite power and authority to own, lease and operate its properties and to carry on its businesses as presently conducted, except where the failure to have such power or authority would not have a Company Material Adverse Effect.

(b) True and complete copies of the Governing Documents of each Group Company have been made available to Bannix, in each case, as amended and in effect as of the date of this Agreement and have attached to them copies of all resolutions and agreements required by Law to be so attached. The Governing Documents of each Group Company are in full force and effect, and no Group Company is in material breach or violation of any provision set forth in its Governing Documents. The Governing Documents fully set out all the rights and restrictions attaching to each class of shares in the capital of each Group Company. No Group Company nor any holder of Equity Securities in any Group Company is a party to any shareholders’ agreement, investment agreement or joint venture agreement (or similar agreement, howsoever named) relating to any Group Company.

(c) Each Group Company is duly qualified or licensed to transact business and is in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) in each jurisdiction in which the property and assets owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not have a Company Material Adverse Effect.

(d) The Company is not subject to the UK Takeover Code.

Section 3.2 Capitalization of the Group Companies.

(a) Except for any changes to the extent permitted by Section 5.1(b) or resulting from the issuance, grant, transfer or disposition of Equity Securities of the Company in accordance with Section 5.1(b), Section 3.2(a) of the Company Disclosure Schedules sets forth a true and complete statement as of the date of this Agreement of (i) the number and class or series (as applicable) of all of the Equity Securities of the Company issued and outstanding, (ii) the identity of the Persons that are the registered holders thereof, and the number of each class of Equity Securities of the Company owned by each such Person and (iii) with respect to each Company Option, (A) the date of grant, (B) any applicable exercise (or similar) price, (C) any applicable expiration (or similar) date, (D) any applicable vesting schedule (including acceleration provisions) and (E) whether such Company Option is an Incentive Stock Option , and (iv) with respect to each Restricted Share, (A) the applicable vesting schedule (including acceleration provisions), and (B) whether the holder thereof has made a valid election with respect to the Restricted Shares under Section 83(b) of the Code or Section 430 or 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003. All of the Equity Securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable. The Equity Securities of the Company (1) were not issued in violation of the Governing Documents of the Company or any other Contract to which the Company is party or bound, (2) were not issued in violation of any preemptive rights, call option, right of first refusal or first offer, subscription rights, transfer restrictions or similar rights of any Person, (3) have been offered, sold and issued in compliance with applicable Law, including Securities Laws and (4) are free and clear of all Liens created by, involving, or known to, the Company. Except for the Company Options and Restricted Shares set forth on Section 3.2(a) of the Company Disclosure Schedules, those either permitted by Section 5.1(b) or issued, granted or entered into in accordance with Section 5.1(b), the Company has no outstanding (x) equity appreciation, phantom equity or profit participation rights or (y) options, restricted stock, restricted stock units, phantom stock, warrants, purchase rights, subscription rights, conversion rights, exchange rights, calls, puts, rights of first refusal or first offer or other Contracts that could require the Company to allot, issue, grant, create, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem any Equity Securities or securities convertible into or exchangeable for Equity Securities of the Company. There are no voting trusts, proxies or other Contracts with respect to the voting or transfer of the Company’s Equity Securities involving or known to the Company. Each Company Equity Award granted under the Company Equity Plans was issued in accordance with the terms of such plan and the applicable award agreement and all applicable Laws, including all Securities Laws. With respect to each Company Option granted to a U.S. taxable individual: (i) each Company Option was granted with an exercise price of no less than the fair market value of the underlying Company Ordinary Shares on the date of grant, as determined under Section 409A of the Code; and (ii) each Company Option intended to qualify as an Incentive Stock Option meets the requirements of Section 422 of the Code.

(b) The Company is the sole legal and beneficial owner, free from all Liens, of the whole allotted and issued share capital of each of its Subsidiaries and any other Equity Securities of each Group Company. Section 3.2(b) of the Company Disclosure Schedules sets forth a true and complete statement of the number and class or series (as applicable) of all of the Equity Securities of each Subsidiary of the Company. Except as set forth on Section 3.2(b) of the Company Disclosure Schedules, there are no outstanding (A) equity appreciation, phantom equity or profit participation rights or (B) options, restricted stock, restricted stock units, phantom stock, warrants, purchase rights, subscription rights, conversion rights, exchange rights, calls, puts, rights of first refusal or first offer or other Contracts that could require any Subsidiary of the Company to allot, issue, grant, create, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem any Equity Securities or securities convertible into or exchangeable for Equity Securities of the Subsidiaries of the Company. There are no voting trusts, proxies or other Contracts with respect to the voting or transfer of any Equity Securities of any Subsidiary of the Company involving or known to the Company. The issued shares of each Group Company are fully paid or credited as fully paid.

(c) Except as set forth on Section 3.2(c) of the Company Disclosure Schedules, none of the Group Companies owns or holds, or has ever owned or held, (of record, beneficially, legally or otherwise), directly or indirectly, any Equity Securities in any other Person or the right to acquire any such Equity Security, and except as set forth on Section 3.2(c) of the Company Disclosure Schedules, none of the Group Companies are a partner or member of any partnership, limited liability company, joint venture or other unincorporated association, or otherwise controls or takes part in the management of any other Person or business organization (other than another Group Company).

(d) Immediately after the Closing, all of the issued and outstanding Company Ordinary Shares: (A) will be duly authorized, validly issued, fully paid or credited as fully paid and nonassessable, (B) will have been issued and transferred (as the case may be) in compliance with applicable Law and the Governing Documents of the Company and (C) will not have been issued nor transferred in breach or violation of any preemptive rights or Contract to which the Company is a party or bound.

(e) Section 3.2(e) of the Company Disclosure Schedules sets forth a list of all Change of Control Payments of the Group Companies.

(f) Section 3.2(f) of the Company Disclosure Schedules sets forth a list of all Indebtedness of the Group Companies as of the date of this Agreement, including the principal amount of such Indebtedness, the outstanding balance as of the date of this Agreement, and the debtor(s) and the creditor(s) thereof.

(g) No Group Company has at any time (i) purchased, redeemed, reduced, forfeited or repaid any of its own share capital; (ii) given any financial assistance in contravention of any Law; or (iii) allotted or issued any securities that are convertible into shares.

(h) The register of members, register of people with significant control (PSC Register) and all other statutory books and registers of each Group Company (i) have been properly kept in accordance with all Laws; (ii) are correctly written up to date; and (iii) contain a true, complete and accurate record of all matters and information which should be contained in them. No Group Company has received any notice or allegation has been received that any such registers or books are incorrect or should be rectified.

(i) All returns, particulars, resolutions and other documents that any Group Company is required by Law to file with, or deliver to, any authority in any jurisdiction (including, in particular, the Registrar of Companies in England and Wales) have been correctly made up and duly filed or delivered.

(j) All dividends or distributions declared, made or paid by any Group Company have been declared, made or paid in accordance with its memorandum and articles of association, all Laws and any agreements or arrangements made with any third party regulating the payment of dividends and distributions.

Section 3.3 Authority. The Company has the requisite corporate, company or other similar power and authority to execute and deliver this Agreement and each Ancillary Document to which it is or will be a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, the Ancillary Documents to which the Company is or will be a party and the consummation of the transactions contemplated hereby and thereby have been (or, in the case of any Ancillary Document entered into after the date of this Agreement, will be upon execution thereof) duly authorized by all necessary corporate (or other similar) action on the part of the Company. This Agreement and each Ancillary Document to which the Company is or will be a party has been or will be, upon execution thereof, as applicable, duly and validly executed and delivered by the Company and constitutes or will constitute, upon execution and delivery thereof, as applicable, a valid, legal and binding agreement of the Company (assuming that this Agreement and the Ancillary Documents to which the Company is or will be a party are or will be upon execution thereof, as applicable, duly authorized, executed and delivered by the other Persons party thereto), enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity). The Company Board has approved this Agreement and the transactions contemplated hereby. To the knowledge of the Company, no other domestic or foreign takeover Law is applicable to the transactions contemplated hereby.

Section 3.4 Financial Statements; Undisclosed Liabilities; Solvency.

(a) The Company has made available to Bannix a true and complete copy of the unaudited micro-entity accounts for Cavonix Ltd for the financial years ended January 31, 2021 and January 31, 2022, comprising a micro-entity balance sheet and the notes thereon. Such financial statements of Cavonix Ltd are attached as Section 3.4(a) of the Company Disclosure Schedule, have been prepared in accordance with GAAP and Law, and show a true and fair view of the state of affairs of Cavonix Ltd as at such respective dates.

(aa) The Company has made available to Bannix a true and complete copy of the unaudited consolidated or aggregated balance sheets of the Group Companies as of March 31, 2023 and the related consolidated or aggregated, as applicable, income statement, statement of shareholders’ equity and statement of cash flows of the Group Companies as at and for the three month period then ended (the “Financial Statements”), which are attached as Section 3.4(aa) of the Company Disclosure Schedules. The Financial Statements (including the notes thereto) (A) were prepared in accordance with IFRS, (B) fairly present, in all material respects, the financial position, profits and losses, shareholders’ equity and cash flows of the Group Companies as at the date thereof and for the period indicated therein, and (C) comply in all material respects with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act in effect as of the date of the Agreement (including Regulation S-X or Regulation S-K, as applicable).

(b) Each of the other financial statements or similar reports required to be included in the Proxy Statement or any other filings to be made by the Group Companies with the SEC in connection with the transactions contemplated in this Agreement or any other Ancillary Document (the financial statements described in this clause (y), the “Closing Company Financial Statements”), when delivered following the date of this Agreement in accordance with Section 5.15, (i) will be prepared in accordance with US GAAP applied on a consistent basis throughout the periods indicated (except, in the case of any audited financial statements, as may be specifically indicated in the notes thereto and subject to, in the case of any unaudited financial statements, normal year end audit adjustments (none of which are individually or in the aggregate material) and the absence of notes thereto), (ii) will fairly present, in all material respects, the financial position, results of operations, shareholders equity and cash flows of the Group Companies as at the date thereof and for the period indicated therein (subject to, in the case of any unaudited financial statements, normal year end audit adjustments (none of which are, individually or in the aggregate, material), (iii) in the case of any audited financial statements, will be audited in accordance with the standards of the PCAOB and contain an unqualified report of the Company’s auditors and (iv) will comply in all material respects with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act in effect as of the date of such delivery (including Regulation S-X or Regulation S-K, as applicable).

(c) Except (i) as set forth on the face of the Financial Statements, (ii) for Liabilities incurred in the ordinary course of business since the date of the Financial Statements (none of which are Liabilities directly or indirectly related to a breach of Contract, breach of warranty, tort, infringement, misappropriation, Proceeding or violation of, or non-compliance with, Law), (iii) for Liabilities incurred in connection with the negotiation, preparation or execution of this Agreement or any Ancillary Documents, the performance by the Company of its covenants or agreements in this Agreement or any Ancillary Document to which it is or will be a party or the consummation of the transactions contemplated hereby or thereby and (iv) for Liabilities that are not and would not reasonably be expected to be, individually or in the aggregate, material to the Group Companies, taken as a whole, no Group Company has any Liabilities.

(d) The Group Companies have established and maintain systems of internal accounting controls that are designed to provide, in all material respects, reasonable assurance that (i) all transactions are executed in accordance with management’s authorization and (ii) all transactions are recorded as necessary to permit preparation of proper and accurate financial statements in accordance with IFRS and to maintain accountability for the Group Companies’ assets. The Group Companies maintain and, for all periods since incorporation, have maintained books and records of the Group Companies in the ordinary course of business that are accurate and complete and reflect the revenues, expenses, assets and liabilities of the Group Companies in all material respects.

(e) Since its incorporation, no Group Company has received any written complaint, allegation, assertion or claim that there is (i) “significant deficiency” in the internal controls over financial reporting of the Group Companies, (ii) a “material weakness” in the internal controls over financial reporting of the Group Companies or (iii) fraud, whether or not material, that involves management or other employees of the Group Companies who have a significant role in the internal controls over financial reporting of the Group Companies.

(f) No Group Company is insolvent or unable to pay its debts within the meaning of the United Kingdom’s Insolvency Act 1986 or any other applicable insolvency legislation; or has stopped paying its debts as they fall due.

(g) No step has been taken or proposal made in any applicable jurisdiction to initiate any process by or under which (i) the ability of the creditors of any Group Company to take any action to enforce their debts is suspended, restricted or prevented, including (without limitation) pursuant to a moratorium under Part A1 of the United Kingdom’s Insolvency Act 1986, (ii) some or all of the creditors of any Group Company accept, by agreement or in pursuance of a court order, an amount less than the sums owing to them in satisfaction of those sums, or make any other compromise or arrangement with any Group Company (including, without limitation, a company voluntary arrangement under Part 1 of the United Kingdom’s Insolvency Act 1986, a scheme of arrangement under Part 26 of the United Kingdom’s Companies Act 2006 or a restructuring plan under Part 26A of such Act); (iii) a person is appointed to manage the affairs, business and assets of any Group Company on behalf of their creditors; or (iv) the holder of a charge over any of the assets of any Group Company is appointed to control the business and/or any assets of any Group Company.

(h) In relation to each Group Company: (i) no administrator has been appointed, (ii) no documents have been filed with, and no application has been made to, the court for the appointment of an administrator, and (iii) no notice of an intention to appoint an administrator has been given by the relevant company, its directors or by a qualifying floating charge holder (as defined in paragraph 14 of Schedule B1 to the United Kingdom’s Insolvency Act 1986).

(i) No petition has been presented or order made for the winding up of any Group Company, no resolution has been passed or proposed for the winding up of any Group Company and no other process has been initiated which could lead to any Group Company being wound up or its assets being distributed among its creditors, shareholders or other contributors, or any Group Company being dissolved. No distress, execution or other process has been commenced, levied or enforced on, and no creditor or encumbrancer has taken possession or control of, any goods or assets of any Group Company.

(j) No event has occurred, and no proceedings have been taken, in relation to any Group Company in any jurisdiction other than the United Kingdom, which has an effect equivalent or similar to any of the matters referred to in Section 3.4(f) to Section 3.4(i) (inclusive) above.

Section 3.5 Consents and Requisite Governmental Approvals; No Violations.

(a) No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity is required on the part of the Company with respect to the Company’s execution, delivery or performance of its obligations under this Agreement or the Ancillary Documents to which the Company is or will be party or the consummation of the transactions contemplated hereby or thereby, except for (i) the filing with the SEC of (A) the Proxy Statement and the declaration of the effectiveness thereof by the SEC and (B) such reports under Section 13(a) or 15(d) of the Exchange Act as may be required in connection with this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby, or (ii) any other consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not have a Company Material Adverse Effect.

(b) None of the execution or delivery by the Company of this Agreement or any Ancillary Documents to which it is or will be a party, the performance by the Company of its obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby will, directly or indirectly (with or without due notice or lapse of time or both) (i) result in a violation or breach of any provision of the Company’s Governing Documents, (ii) result in a violation or breach of, or constitute a default or give rise to any right of termination, Consent, cancellation, amendment, modification, suspension, revocation or acceleration under, any of the terms, conditions or provisions of (A) any Material Contract to which any Group Company is a party or (B) any Material Permits, (iii) violate, or constitute a breach under, any Order or applicable Law to which any Group Company or any of its properties or assets are subject or bound or (iv) result in the creation of any Lien upon any of the assets or properties (other than any Permitted Liens) or Equity Securities of any Group Company, except, in the case of any of clauses (ii) through (iv) above, for such violations, breaches, defaults or other occurrences which would not, or would not reasonably be expected to, result in a Company Material Adverse Effect.

Section 3.6 Permits. Each of the Group Companies has all Permits (the “Material Permits”) that are required to own, lease or operate its properties and assets and to conduct its business as currently conducted, except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Group Companies, taken as a whole. Except as is not and would not reasonably be expected to be material to all of the Group Companies, taken as a whole, (i) each Material Permit is in full force and effect in accordance with its terms and (ii) no written notice of revocation, cancellation or termination of any Material Permit has been received by any Group Company.

Section 3.7 Material Contracts.

(a) Section 3.7(a) of the Company Disclosure Schedules sets forth a list of the following Contracts to which a Group Company is, as of the date of this Agreement, a party (each Contract required to be set forth on Section 3.7(a) of the Company Disclosure Schedules, together with each Contract entered into after the date of this Agreement that would be required to be set forth on Section 3.7(a) of the Company Disclosure Schedules if entered into prior to the execution and delivery of this Agreement, collectively, the “Material Contracts”):

(i) any Contract relating to Indebtedness of any Group Company in excess of $500,000 or to the placing of a Lien (other than a Permitted Lien) on any material assets or properties of any Group Company;

(ii) any Contract under which any Group Company is lessee of or holds or operates, in each case, any tangible property (other than real property), owned by any other Person, except for any lease or agreement under which the aggregate annual rental payments do not exceed $50,000;

(iii) any Contract under which any Group Company is lessor of or permits any third party to hold or operate, in each case, any tangible property (other than real property), owned or controlled by such Group Company, except for any lease or management agreement under which the annual rental payments or management fee payments do not exceed $25,000;

(iv) any corporate joint venture, profit-sharing, partnership or other similar Contract (pertaining to more than one particular site operated by the Group);

(v) (A) any Contract that (1) limits or purports to limit, in any material respect, the freedom of any Group Company to engage or compete in any line of business or with any Person or in any area or that would so limit or purport to limit, in any material respect, the operations of any Group Company (including Bannix or any of their respective Affiliates after the Closing) or (2) contains any exclusivity, “most favored nation” or similar provisions, obligations or restrictions, or (B) any Contract, other than leases for real property, that contains any other provisions restricting or purporting to restrict the ability of any Group Company to sell or develop, directly or indirectly through third parties, or to solicit any potential employee or customer in any material respect or that would so limit or purports to limit, in any material respect, any Group Company (including Bannix or any of their respective Affiliates after the Closing);

(vi) any Contract, other than leases for real property, requiring any future capital commitment or capital expenditure (or series of capital expenditures) by any Group Company in an amount in excess of (A) $50,000 annually or (B) $100,0000 over the life of the agreement;

(vii) any Contract requiring any Group Company to guarantee the Liabilities of any Person (other than the Company or a Subsidiary) or pursuant to which any Person (other than the Company or a Subsidiary) has guaranteed the Liabilities of a Group Company, in each case in excess of $50,000;

(viii) any Contract under which any Group Company has, directly or indirectly, made or agreed to make any loan, advance, or assignment of payment to any Person (other than the Company or a Subsidiary) or made any capital contribution to, or other investment in, any Person (other than the Company or a Subsidiary), in each case in excess of $50,000;

(ix) any Contract required to be disclosed on Section 3.19 of the Company Disclosure Schedules;

(x) any Contract, other than leases for real property, with any Person (A) pursuant to which any Group Company (including Bannix or any of their respective Affiliates after the Closing) may be required to pay “earn-out”, milestones, royalties or other contingent payments or (B) under which any Group Company grants to any Person any right of first refusal, right of first negotiation, option to purchase, option to license or any other similar rights with respect to any Company Product or any Intellectual Property Rights;

(xi) any CBA, or any Contract (A) governing the terms of, or otherwise related to, the employment, engagement or services of any current director, manager, officer, employee, worker, individual independent contractor or other service provider of a Group Company whose annual base salary (or, in the case of an independent contractor, annual base compensation) is in excess of $25,000, (B) with a temporary or leasing agency, labor contractor or professional employer organization (“PEO”), or (C) providing for any Change of Control Payment of the type described in clause (a) of the definition thereof;

(xii) any Contract for the disposition of any portion of the assets or business of any Group Company or for the acquisition by any Group Company of the assets or business of any other Person (other than acquisitions or dispositions made in the ordinary course of business), or under which any Group Company has any continuing obligation with respect to an “earn-out”, contingent purchase price or other contingent or deferred payment obligation;

(xiii) any settlement, conciliation or similar Contract (A) the performance of which would be reasonably likely to involve payment in excess of $25,000 after the date of this Agreement, (B) with a Governmental Entity and of a value in excess of $25,000 or (C) that imposes or is reasonably likely to impose, at any time in the future, any material, non-monetary obligations on any Group Company (including Bannix or any of their respective Affiliates after the Closing);

(xiv) any other Contract, other than leases for real property, the performance of which requires either (A) annual payments to or from any Group Company in excess of $100,000 or (B) aggregate payments to or from any Group Company in excess of $250,000 over the life of the agreement and, in each case, that is not terminable by the applicable Group Company without penalty upon less than thirty (30) days’ prior written notice;

(xv) any (A) license, royalty, indemnification, covenant not to sue, escrow, co-existence, concurrent use, consent to use or other Contract relating to any Intellectual Property Rights of a value in excess of $25,000 per annum (including any Contracts relating to the licensing of Intellectual Property Rights by any Group Company to a Third Party or by a Third Party to any Group Company) and (B) other Contracts of a value in excess of $25,000 per annum affecting any Group Company’s ability to own, enforce, use, license or disclose any Intellectual Property Rights or providing for the development or, acquisition of any Intellectual Property Rights (including any Data), other than Off-the-Shelf-Software licenses; and

(xvi) any legally binding commitment to enter into any Contract of the type described in subsections (i) through (xv) of this Section 3.7(a).

(b)            (i) Each Material Contract is valid and binding on the applicable Group Company and, to the Company’s knowledge, the counterparties thereto, and is in full force and effect and enforceable in accordance with its terms against such Group Company and, to the Company’s knowledge, the counterparties thereto (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity), (ii) the applicable Group Company and, to the Company’s knowledge, the counterparties thereto are not in material breach of, or default under, any Material Contract and (iii) to the Company’s knowledge, no event has occurred that (with or without due notice or lapse of time or both) would result in a breach of, or default under, any Material Contract by the applicable Group Company or, to the Company’s knowledge, the counterparties thereto that would be, individually or in the aggregate, material to the Group Companies, taken as a whole. No Group Company has received written notice of the intention of any counterparty to any Material Contract to cancel, terminate or modify in any material respect the terms of any such Material Contract, or materially accelerate the obligations of any Group Company thereunder. The Company has made available to Bannix true and complete copies of all Material Contracts in effect as of the date hereof.

Section 3.8            Absence of Changes. Since the date of incorporation of each applicable Group Company, (a) no Company Material Adverse Effect has occurred and (b) except as expressly contemplated by this Agreement, any Ancillary Document or in connection with the transactions contemplated hereby and thereby, (i) the Group Companies have conducted their businesses in the ordinary course in all material respects and (ii) no Group Company has taken any action that would require the consent of Bannix if taken during the period from the date of this Agreement until the Closing pursuant to Section 5.1(b)(i), Section 5.1(b)(vii), Section 5.1(b)(viii), Section 5.1(b)(ix), Section 5.1(b)(ix), Section 5.1(b)(xii), Section 5.1(b)(xv) or Section 5.1(b)(xvi) (to the extent related to any of the foregoing).

Section 3.9            Litigation. There is (and since the date of incorporation of each applicable Group Company there has been) no Proceeding pending or, to the Company’s knowledge, threatened against or involving any Group Company that, if adversely decided or resolved, has been or would reasonably be expected to be, individually or in the aggregate, material to all of the Group Companies, taken as a whole. Neither the Group Companies nor any of their respective properties or assets is subject to any material Order. As of the date of this Agreement, there are no material Proceedings by a Group Company pending against any other Person.

Section 3.10          Compliance with Applicable Law. Except as set forth at Section 3.10 of the Company Disclosure Schedules, each Group Company (a) conducts (and since its incorporation date has conducted) its business in accordance with all Laws and Orders applicable to such Group Company and is not in violation of any such Law or Order and (b) has not received any written communications from a Governmental Entity that alleges that such Group Company is not in compliance with any Law or Order, except in each case of clauses (a) and (b), as is not and would not reasonably be expected to be, individually or in the aggregate, material to all of the Group Companies, taken as a whole.

Section 3.11          Employee Plans.

(a)            Section 3.11(a) of the Company Disclosure Schedules sets forth a true and complete list of all material Employee Benefit Plans (including, for each such Employee Benefit Plan, its jurisdiction). With respect to each material Employee Benefit Plan, the Group Companies have provided Bannix with true and complete copies of the material documents pursuant to which the plan is maintained, funded and administered.

(b)            Except as set forth on Section 3.11(b) of the Company Disclosure Schedules, no Group Company or any ERISA Affiliate has, since its date of incorporation, sponsored or contributed to or been required to contribute to, and no Group Company has any Liability with respect to or under: (i) a Multiemployer Plan; (ii) a “defined benefit plan” (as defined in Section 3(35) of ERISA, whether or not subject to ERISA), or any arrangement, including a “defined contribution plan,” as defined in Section 3(34) of ERISA, where pension benefits are predetermined from the outset (rather than based on investment return) or where the sponsor or participating employer guarantees any particular rate of investment return; (iii) a plan that is or was subject to Title IV of ERISA or Section 412 of the Code; (iv) a “multiple employer plan” within the meaning of Section of 413(c) of the Code or Section 210 of ERISA; or (v) a “multiple employer welfare arrangement” as defined in Section 3(40) of ERISA or any Employee Benefit Plan in which more than one employer participates. No Group Company has any material Liabilities to provide any retiree or post-termination or post-ownership health or life insurance or other welfare-type benefits to any Person other than health continuation coverage pursuant to COBRA or similar Law and for which the recipient pays the full premium or other cost of coverage. All death and disability benefits provided to the employees of any Group Company are fully insured by an insurance policy with an insurer of good repute. To the Company’s knowledge there is no reason why these policies might be invalidated, or why the insurer might try to set them aside.

(c)            Each Employee Benefit Plan has been established, maintained, funded, operated and administered, in all material respects, in compliance with its terms and all applicable Laws, whether as a matter of substantive Law or as required to obtain any intended Tax qualification. No Employee Benefit Plan is intended to be qualified under Section 401(a) of the Code. To the Company’s knowledge, none of the Group Companies has incurred (whether or not assessed) any penalty or Tax under Section 4980H, 4980B, 4980D, 6721 or 6722 of the Code, including any Liability incurred as a result of a current or former association with an ERISA Affiliate. No Employee Benefit Plan has been subject to examination or audit by any Government Entity.

(d)            Each Employee Benefit Plan that constitutes in any part a “nonqualified deferred compensation plan” (as defined under Section 409A(d)(1) of the Code) subject to Section 409A of the Code has been operated and administered in all material respects in operational compliance with, and is in all material respects in documentary compliance with, Section 409A of the Code and its purpose, and no amount under any such plan, agreement or arrangement is or has been subject to the interest and additional Tax set forth under Section 409A(a)(1)(B) of the Code.

(e)            There are no pending or, to the Company’s knowledge, threatened, material claims or Proceedings or, to the Company’s knowledge, any circumstances which could reasonably give rise to such claims or Proceedings with respect to any Employee Benefit Plan (other than routine claims for benefits). All contributions, insurance premiums, tax and expenses due to and in respect of each Employee Benefit Plan have been duly paid. There are no liabilities outstanding in respect of any Employee Benefit Plans at the date of this Agreement. The contributions in respect of each Employee Benefit Plan have been paid at the rates set out in the most recent schedule of contributions or the most recent payment schedule. No contribution notices or financial support directions within the meaning of the UK Pensions Act 2004 have been issued to any Group Company and there are no circumstances that could reasonably give rise to their issue. To the Company’s knowledge, there have been no non-exempt “prohibited transactions” within the meaning of Section 4975 of the Code or Sections 406 or 407 of ERISA and no breaches of fiduciary duty (as determined under ERISA or otherwise) with respect to any Employee Benefit Plan. With respect to each Employee Benefit Plan, all contributions, distributions, reimbursements, expenses and premium payments that are due have been timely made, except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Group Companies, taken as a whole. No Employee Benefit Plan that is a group health plan is self-insured.

(f)            Except as otherwise contemplated herein or as set forth on Section 3.11(f) of the Company Disclosure Schedules, the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not materially (alone or in combination with any other event) (i) result in any payment or benefit becoming due to or result in the forgiveness of any indebtedness of any current or former director, manager, officer, employee, worker, individual independent contractor or other service providers of any of the Group Companies, (ii) increase the amount or value of any compensation or benefits payable to any current or former director, manager, officer, employee, worker, individual independent contractor or other service providers of any of the Group Companies, (iii) result in the acceleration of the time of payment or vesting, or trigger any payment or funding of any compensation or benefits to any current or former director, manager, officer, employee, worker, individual independent contractor or other service providers of any of the Group Companies, or (iv) otherwise increase the financial obligations of any Group Company to any Employee Benefits Plan.

(g)            No amount that could be received (whether in cash or property or the vesting of property) by any “disqualified individual” of any of the Group Companies under any Employee Benefit Plan or otherwise as a result of the consummation of the transactions contemplated by this Agreement could, separately or in the aggregate, be nondeductible under Section 280G of the Code or subjected to an excise tax under Section 4999 of the Code.

(h)            The Group Companies have no obligation to make a “gross-up” or similar payment in respect of any taxes that may become payable under Section 4999 or 409A of the Code.

(i)             Each Foreign Benefit Plan that is required to be registered or intended to be tax exempt has been registered (and, where applicable, accepted for registration) and is Tax exempt and has been maintained in good standing, to the extent applicable, with each Governmental Entity and nothing has been done which would cause it to cease to be registered and/or tax exempt. No Foreign Benefit Plan is a “defined benefit plan” (as defined in ERISA, whether or not subject to ERISA), or a defined contribution plan for which any particular investment return is guaranteed by the sponsor or participating employer, or has any material unfunded or underfunded Liabilities. All material contributions required to have been made by or on behalf of the Group Companies with respect to plans or arrangements maintained or sponsored by a Governmental Entity (including severance, termination indemnities or other similar benefits maintained for employees outside of the U.S.) have been timely made or fully accrued.

(j) Each Group Company has complied with its automatic enrolment obligations as required by the UK Pensions Act 2008 and associated legislation. No notices, fines, or other sanctions have been issued by any Governmental Entity and no instances of non-compliance with the automatic enrolment obligations have been notified to any Governmental Entity in respect of any Group Company.

 Section 3.12          Environmental Matters. Except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Group Companies (taken as a whole):

(a)            None of the Group Companies has received any written notice from any Governmental Entity or any other Person regarding any actual, alleged, or potential violation of, or Liability under, any Environmental Laws, that remains outstanding.

(b)            There is (and since the date of incorporation of each applicable Group Company there has been) no Proceeding pending or, to the Company’s knowledge, threatened in writing against any Group Company in respect to any Environmental Laws.

(c)            At any site owned or leased by a Group Company, there has in the past three (3) years been no manufacture, release, treatment, storage, disposal, arrangement for disposal, transport or handling of, contamination by, or exposure of any Person to, any Hazardous Substances.

(d) The Group Companies have made available to Bannix copies of all environmental assessments, audits and reports and all other material environmental, health and safety documents that are in any Group Company’s possession or control relating to the current or former operations, properties or facilities of the Group Companies.

Section 3.13          Intellectual Property.

(a)            Section 3.13(a) of the Company Disclosure Schedules sets forth a true and complete list of (i) all currently issued or pending Company Registered Intellectual Property and (ii) material unregistered Intellectual Property Rights owned by any Group Company as of the date of this Agreement. Section 3.13(a) of the Company Disclosure Schedules lists, for each item of Company Registered Intellectual Property as of the date of this Agreement, (A) the owner(s) of such item, (B) the jurisdictions in which such item has been issued or registered or filed, (C) the issuance, registration or application date, as applicable, for such item and (D) the issuance, registration or application number, as applicable, for such item.

(b)            As of the date of this Agreement, all necessary fees and filings with respect to any material Company Registered Intellectual Property have been timely submitted to the relevant intellectual property office or Governmental Entity and Internet domain name registrars to maintain such material Company Registered Intellectual Property in full force and effect. As of the date of this Agreement, no issuance or registration obtained and no application filed by the Group Companies for any material Intellectual Property Rights has been cancelled, abandoned, allowed to lapse or not renewed. As of the date of this Agreement, there are no material Proceedings pending, including litigations, interference, re-examination, inter parties review, reissue, opposition, nullity, or cancellation proceedings pending that relate to any of the Company Registered Intellectual Property and, to the Company’s knowledge, no such material Proceedings are threatened by any Governmental Entity or any other Person.

(c)            A Group Company exclusively owns all right, title and interest in and to all Company Owned Intellectual Property (which, for the avoidance of doubt, does not include public licensed opensource software), free and clear of all Liens or obligations to others (other than Permitted Liens). For all Patents owned by the Group Companies, each inventor on the Patent has assigned their rights to a Group Company. No Group Company has (i) transferred ownership of, or granted any exclusive license with respect to, any material Company Owned Intellectual Property to any other Person or (ii) granted any customer the right to use any material Company Product or service on anything other than a non-exclusive basis. The applicable Group Company has valid rights under all Contracts for Company Licensed Intellectual Property to use, sell, license and otherwise exploit, as the case may be, all Company Licensed Intellectual Property licensed pursuant to such Contracts as the same is currently used, sold, licensed and otherwise exploited by such Group Company, except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Group Companies, taken as a whole. The Company Owned Intellectual Property and the Company Licensed Intellectual Property, to the Company’s knowledge, constitute all of the Intellectual Property Rights used or held for use by the Group Companies in the operation of their respective businesses, to the Company’s knowledge, and all Intellectual Property Rights necessary and sufficient to enable the Group Companies to conduct their respective businesses as currently conducted in all material respects. The Company Owned Intellectual Property and the Company Licensed Intellectual Property to the Company’s knowledge, is valid, subsisting and enforceable, and, to the Company’s knowledge, all of the Group Companies’ rights in and to the Company Registered Intellectual Property, the Company Owned Intellectual Property and the Company Licensed Intellectual Property, are valid and enforceable and not subject to any outstanding order, judgment, decree or agreement adversely affecting the Group Companies’ use thereof or rights thereto (in each case, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).

(d)            Each Group Company’s employees, consultants, advisors and independent contractors who independently or jointly contributed to or otherwise participated in the authorship, invention, creation, improvement, modification or development of any Intellectual Property Rights for on behalf of any Group Company (each such person, a “Creator”) have agreed to maintain and protect the trade secrets and confidential information of all Group Companies. Each Group Company’s employees, consultants, advisors and independent contractors who independently or jointly contributed to or otherwise participated in the authorship, invention, creation, improvement, modification or development of any Intellectual Property Rights of such Group Company have assigned or have agreed to a present assignment to such Group Company all Intellectual Property Rights authored, invented, created, improved, modified or developed by such person in the course of such Creator’s employment or other engagement with such Group Company.

(e)            Each Group Company has taken all reasonable steps to safeguard and maintain the secrecy of any trade secrets, know-how and other confidential information owned by any Group Company. Without limiting the foregoing, each Group Company has not disclosed any trade secrets, know-how or confidential information to any other Person unless such disclosure was under an appropriate written non-disclosure agreement containing appropriate limitations on use, reproduction and disclosure. To the Company’s knowledge, there has been no violation or unauthorized access to or disclosure of any trade secrets, know-how or confidential information in the possession of by any Group Company, or of any written obligations with respect to such.

(f)            To the Company’s knowledge, neither the conduct of the business of the Group Companies nor any of the Company Products nor the design, development, use, offer for sale, sale or other exploitation of any Company Product infringes, constitutes or results from an unauthorized use or misappropriation of or otherwise violates any Intellectual Property Rights of any other Person, except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Group Companies, taken as a whole.

(g)            Since its date of incorporation, there is no material Proceeding pending nor has any Group Company received any written communications or, to the Company’s knowledge, any other communications (i) alleging that a Group Company has infringed, misappropriated or otherwise violated any Intellectual Property Rights of any other Person, (ii) challenging the validity, enforceability, use or exclusive ownership of any Company Owned Intellectual Property or (iii) inviting any Group Company to take a license under any Patent or consider the applicability of any Patents to any products or services of the Group Companies or to the conduct of the business of the Group Companies.

(h)            To the Company’s knowledge, no Person is infringing, misappropriating, misusing, diluting or violating any Company Owned Intellectual Property in any material respect. Since its date of incorporation, no Group Company has made any written claim against any Person alleging any infringement, misappropriation or other violation of any Company Owned Intellectual Property in any material respect.

(i)            To the Company’s knowledge, each Group Company has obtained, possesses and is in compliance with valid licenses to use all of the Software present on the computers and other Software-enabled electronic devices that it owns or leases or that is otherwise used by such Group Company and/or its employees in connection with the Group Company business, except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Group Companies, taken as whole. No Group Company has disclosed or delivered to any escrow agent or any other Person, other than employees or Software development contractors who are subject to confidentiality obligations, any of the source code that is Company Owned Intellectual Property, and no other Person has any right to, contingent or otherwise, including obtaining access to or using, any such source code. To the Company’s knowledge, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time or both) will, or could reasonably be expected to, result in the delivery, license or disclosure of any source code that is owned by a Group Company or otherwise constitutes Company Owned Intellectual Property to any Person who is not, as of the date the event occurs or circumstance or condition comes into existence, a current employee or Software development contractor of a Group Company subject to confidentiality obligations with respect thereto.

(j)            No Software that is licensed under a Public Software license has been used, licensed or distributed by or on behalf of any of the Group Companies in a manner that, as a consequence of such use, license or distribution, (i) requires any Company Owned Intellectual Property to be licensed, sold, disclosed, distributed, publicly hosted or otherwise made publicly available, including in source code form and/or for the purpose of making derivative works, for any reason, (ii) grants, or requires any Group Company to grant, the right to decompile, disassemble, reverse engineer or otherwise derive the source code of any Company Owned Intellectual Property, (iii) limits in any manner the ability to charge license fees or otherwise seek compensation in connection with marketing, licensing or distribution of any Company Owned Intellectual Property or (iv) otherwise imposes any material limitation, restriction or condition on the right or ability of any Group Company to use, hold for use, license, host, distribute or otherwise dispose of any Company Owned Intellectual Property, other than compliance with notice, attribution or other formal requirements. The Group Companies are and have been in material compliance with all applicable licenses for all Public Software that is used in, incorporated into, combined with, linked with, distributed with, provided to any Person as a service in connection with, provided via a network as a service or application in connection with, or made available with, any Company Product.

Section 3.14          Labor Matters.

(a)            None of the Group Companies has (A) any material Liability for any arrears of wages or other compensation for services (including salaries, wage premiums, commissions, fees or bonuses), any arrears of holiday pay, sick pay or pension contributions, or any penalties, fines, interest, or other sums for failure to pay or delinquency in paying such compensation, or (B) any material Liability for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Entity with respect to unemployment compensation benefits, social security, social insurances or other benefits or obligations for any employees of any Group Company (other than routine payments to be made in the normal course of business and consistent with past practice); and (ii) the Group Companies have withheld all amounts required by applicable Law or by agreement to be withheld from wages, salaries and other payments to employees or independent contractors or other service providers, and, in applicable jurisdictions, to workers or non-employee interns, of each Group Company, except as has not and would not reasonably be expected to result in, individually or in the aggregate, material Liability to the Group Companies, taken as a whole.

(b)            Except as set forth in Schedule 3.14(b) of the Company Disclosure Schedules, no Group Company is a party to or bound by any CBA and no employees of any Company Group are represented by any labor union, labor organization, works council, employee delegate, representative or other employee collective group with respect to their employment. There is no duty on the part of any Group Company to bargain with any labor union, labor organization, works council, employee delegate, representative or other employee collective group, including in connection with the execution and delivery of this Agreement, the Ancillary Documents or the consummation of the transactions contemplated hereby or thereby. Since January 1, 2018, there has been no actual or, to the Company’s knowledge, threatened unfair labor practice charges, material labor grievances, material labor arbitrations, strikes, lockouts, work stoppages, slowdowns or other material labor disputes against or affecting any Group Company or any of its employees, workers or contractors. To the Company’s knowledge, since January 1, 2018, there have been no labor organizing (including any requests for recognition of any labor or trade union) or decertification activities with respect to any employees, workers or contractors of any Group Company.

(c)            The Group Companies have not incurred any material employment-related liability with respect to or arising out of COVID-19 or any Law, Order, scheme, directive, guideline or recommendation by any Governmental Entity in connection with or in response to COVID-19 and no material changes to the Company’s workforce as a result of COVID-19 are currently contemplated, planned or announced.

(d)            To the Company’s knowledge, each Group Company has promptly, thoroughly and impartially investigated all sexual harassment, or other discrimination, retaliation or policy violation allegations, of which the relevant Group Company was notified, against any employee with the title of “General Manager” or above, and the Group Companies do not reasonably expect any material Liability with respect to any such allegations. No questions have been submitted to any Group Company by any employee or worker in relation to potential claims under equal pay or discrimination legislation that remain unanswered in full or in part.

(e)            To the Company’s knowledge, all current employees and other individual service providers of each Group Company are legally authorized to work in the jurisdiction(s) where they perform services for the Group Company.

(f) Section 3.14(f) of the Company Disclosure Schedule sets forth the anonymised particulars of each employee, worker and contractor of each Group Company and the principal terms of their contract, including: (i) the Group Company that employs or engages them, (ii) their current remuneration (including any benefits, Employee Benefit Plans in which they participate, the rate of contributions paid by any Group Company in respect of any Employee Benefit Plans in which they participate, and privileges provided or which any Group Company is bound to provide to them or their dependents, whether now or in the future), (iii) the commencement date of each contract and, if an employee, the date on which continuous service began, (iv) the length of notice necessary to terminate each contract or, if a fixed term, the expiry date of the fixed term and details of any previous renewals, (v) the type of contract (whether full or part-time or other), (vi) their age, (vii) any country in which the employee, worker or contractor works or performs services and/or is paid and (viii) the law governing the contract, if the employee, worker or contractor works or is paid outside England and Wales.

(g) Except as set forth on Section 3.14(g) of the Company Disclosure Schedules, in the period of ten years preceding the date of this Agreement, no Group Company (nor, to the Company’s knowledge, any predecessor or owner of any part of their respective businesses) has been a party to a relevant transfer for the purposes of TUPE affecting any employee, worker or any other persons engaged by any Group Company in connection with its business and no event has occurred that may involve such persons in the future being a party to such a transfer. No such persons have had their terms or employment varied for any reason as a result of or connected with such a transfer.

(h) No Group Company is party to any power of attorney which is currently enforce. No person is entitled or authorised in any capacity to bind or commit any Group Company to any obligation outside the ordinary course of its business.

Section 3.15          Insurance. Section 3.15 of the Company Disclosure Schedules sets forth a list of all material policies of fire, liability, workers’ compensation, property, casualty and other forms of insurance owned or held by any Group Company as of the date of this Agreement. All such policies are in full force and effect, all premiums due and payable thereon as of the date of this Agreement have been paid in full as of the date of this Agreement, and true and complete copies of all such policies have been made available to Bannix. As of the date of this Agreement, no claim by any Group Company is pending under any such policies as to which coverage has been denied or disputed, or rights reserved to do so, by the underwriters thereof, except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Group Companies, taken as a whole.

Section 3.16          Tax Matters.

(a)            Each Group Company has prepared and timely filed all Tax Returns and any other information and documentation required to have been filed by it, all such Tax Returns, information and documentation are and remain true and complete in all material respects and prepared in compliance in all material respects with all applicable Laws and Orders, and each Group Company has paid all Taxes for Tax periods ending on or prior to the Closing Date required to have been paid by it regardless of whether such Taxes (i) were shown as due on a Tax Return or (ii) are not yet due and payable, but for which such Tax will become due and payable immediately after the Closing Date for the Tax year in which Closing occurs, except as disclosed at Section 3.16 of the Company Disclosure Schedules.

(b)            Each Group Company has timely withheld and paid to the appropriate Tax Authority all amounts required to have been withheld and paid in connection with amounts paid or owing to any employee, worker, individual independent contractor, other service provider, equity interest holder or other third-party, except as disclosed at Section 3.16(b) of the Company Disclosure Schedules.

(c)            No Group Company is currently, or has since its incorporation been, the subject of a Tax audit or examination or has been informed in writing of the commencement or anticipated commencement of any Tax audit or examination that has not been resolved or completed, nor to the Company’s knowledge, is any such audit or expectation likely to take place.

(d)            No deficiencies for Taxes against any of the Group Companies have been claimed, proposed or assessed in writing by any Tax Authority that remain unpaid except for deficiencies which are being contested in good faith and with respect to which adequate reserves have been established.

(e)            No Group Company has consented to extend or waive the time in which any Tax may be assessed or collected by any Tax Authority, other than any such extensions or waivers that are no longer in effect or that were extensions of time to file Tax Returns obtained in the ordinary course of business. No Group Company is the beneficiary of any currently effective extension of time within which to file any Tax Return.

(f)             No “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. income Tax Law), private letter rulings, technical advice memoranda or similar agreements or rulings have been entered into or issued by any Tax Authority with respect to a Group Company which agreement or ruling would be effective after the Closing Date.

(g)            There are no Liens for Taxes on any assets of the Group Companies other than Liens for Taxes not yet due and payable.

(h)            During the two (2)-year period ending on the date of this Agreement, no Group Company was a distributing corporation or a controlled corporation in a transaction purported or intended to be governed in whole or in part by Section 355 of the Code (or so much of Section 356 as relates to Section 355).

(i)             No Group Company (i) has been a member of an affiliated group filing a consolidated federal income Tax Return or any affiliated, combined, consolidated, aggregate, unitary or other group under applicable Law (other than a group the common parent of which was a Group Company or any of its current Affiliates) or (ii) has any Liability for the Taxes of any Person (other than a Group Company or any of its current Affiliates) under Section 1.1502-6 of the Treasury Regulations (or any similar provision of state, local or non-United States Law), as a transferee or successor or by Contract.

(j) No written claims have been made by any Tax Authority in a jurisdiction where a Group Company does not file Tax Returns that such Group Company is or may be subject to taxation by that jurisdiction, which claims have not been resolved or withdrawn.

(k)            No Group Company is a party to any Tax allocation, Tax sharing or Tax indemnity or similar agreements and no Group Company is a party to any joint venture, partnership or other arrangement that is treated as a partnership for U.S. federal income Tax purposes.

(l)             No Group Company has a permanent establishment (within the meaning of the Tax legislation of the United Kingdom, the United States of America or any applicable Tax treaty) or otherwise has an office or fixed place of business in a country other than the country in which it is organized.

(m)            No Group Company organized or formed under the Laws of a jurisdiction outside of the United States (i) is a “surrogate foreign corporation” or “expatriated entity” within the meaning of Section 7874 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax Law) or is treated as a U.S. corporation for U.S. federal Tax purposes by reason of the application of Sections 269B or 7874(b) of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax Law) or (ii) was created or organized in the United States such that such entity would be taxable in the United States as a domestic entity pursuant to the dual charter provision of Treasury Regulation Section 301.7701-5(a) (or any corresponding or similar provision of state, local or non-U.S. Tax Law).

(n)            No Group Company will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) installment sale made prior to the Closing Date; (iii) prepaid amount received on or prior to the Closing Date or other deferred revenue; (iv) use of an improper method of accounting for a taxable period on or prior to the Closing Date; or (v) other deferral of liability for Taxes of a Group Company from any taxable period (or portion thereof) ending on or before the Closing Date to any taxable period beginning after the Closing Date (or portion thereof). No Group Company has made an election pursuant to Section 965(h) of the Code.

(o)            The Company is not a passive foreign investment company as defined under Section 1297 of the Code immediately prior to the Closing Date applying such tests assuming the taxable year of the Company ends at the end of the day immediately prior to the Closing Date.

(p)            The Company has been engaged in an active trade or business outside the United States for the entire 36-month period immediately before the Closing Date and has no intention to substantially dispose of or discontinue such trade or business (all within the meaning of Treasury Regulation Section 1.367(a)-3(c)(3)(i)).

(q)            Each Group Company is tax resident only in its jurisdiction of formation.

(r)             No Group Company has (i) made any election to defer payroll Taxes or received or requested any employee retention tax credit, in each case, under the CARES Act (or any corresponding or similar provision of state, local or non-U.S. income Tax law), or (ii) deferred any “Applicable Taxes” as defined in and pursuant to IRS Notice 2020-65, 2020-38 IRB 567.

(s)             No Group Company is or has been a party to any “listed transaction” as defined in Section 6707A of the Code and Treasury Regulations Section 1.6011-4 (or any corresponding or similar provision of U.S. state or local Tax Law). No Group Company has ever been a party to, or has been otherwise involved in, any transaction, scheme or arrangement the main purpose of which, or one of the main purposes of which was the avoidance or deferral of a liability to Tax or the reduction of a liability to Tax.

(t)             No Group Company has taken or agreed to take any action or is aware of any fact or circumstance that could reasonably be expected to prevent or impede the transactions contemplated by this Agreement from qualifying for the Intended Tax Treatment.

(u)             No employee or director or former employee or director of any Group Company or any person associated with any of them holds any shares or securities or interest in any shares or securities in a Group Company in respect of which the Group Company could be liable after Closing to pay United Kingdom national insurance contributions or account for income tax or national insurance under the United Kingdom’s Pay As You Earn system in respect of, or in consequence of any Event occurring before, on or after Closing in relation to any such shares, securities, options or interests.

(v) Section 3.16 of the Company Disclosure Schedules sets forth full details of all securities options (within the meaning in section 420(8) of the United Kingdom Income Tax (Earnings and Pensions) Act 2003) acquired by any person where the right or opportunity to acquire any such securities option was made available by reason of employment with any Group Company of that person or of any other person.

(w)             Each of the Group Companies is registered for the purposes of value added tax as such tax applies in the United Kingdom (“VAT”), has complied with all statutory provisions, rules, regulations, orders and directions in respect of VAT, and all supplies made by each Group Company are taxable supplies and each Group Company is entitled to full credit for all input tax.

(x)             All transactions entered into by a Group Company have been made on fully arm’s length terms and there are no circumstances in which any rules relating to transfer pricing could apply causing any Tax Authority to make an adjustment to the terms on which such transaction is treated as being made for Tax purposes.

(y)            Section 3.16 of the Company Disclosure Schedules sets forth full details of any loans or advances made or agreed to be made by a Group Company within sections 455, 459 or 460 of the United Kingdom Corporation Tax Act 2010 and no Group Company has released or written off or agreed to release or write off the whole or any part of any such loans or advances.

(z)           All interest, discounts and premiums payable by a Group Company in respect of its loan relationships within the meaning of section 302 of the United Kingdom Corporation Tax Act 2009 are eligible to be brought into account by that Group Company as a debit for the purposes of part 5 of that Act, at the time and to the extent that such debits are recognized in the statutory accounts of the Group Company.

(aa)           Each Group Company has sufficient records to determine the tax consequence which would arise on any disposal or realization of any asset owned at Closing.

(bb)           The Financial Statements make full provision or reserve within generally accepted accounting principles for any period ending on or before the date to which they were drawn up for all Tax assessed or liable to be assessed on each Group Company, or for which the Group Company is accountable at that date, whether or not the Group Company has (or may have) the right of reimbursement against any other person. Proper provision has been made and shown in the Financial Statements for deferred tax in accordance with GAAP.

(cc) All transactions in respect of which any clearance or consent was required from any Tax Authority have been entered into by the relevant Group Company after such consent or clearance was properly obtained. Any application for such clearance or consent has been made on the basis of full and accurate disclosure of all the relevant material facts and considerations, and all such transactions have been carried into effect only in accordance with the terms of the relevant clearance or consent.

(dd) There have been no payments or loans made to, any assets made available or transferred to, or any assets earmarked, however informally, for the benefit of, any employee or former employee (or any associate of such employee or former employee) of any Group Company by an employee benefit trust or another third party, falling within the provisions of Schedule 7A to the United Kingdom’s Income Tax (Earnings and Pensions) Act 2003.

(ee) Neither the execution of this Agreement nor Closing has given or will give rise to a Liability for Tax.

(ff) Each Group Company has (to the extent required by law) preserved and retained in its possession complete and accurate records relating to its Tax affairs (including Pay As You Earn and national insurance records and VAT records) and each Group Company has sufficient records relating to past events to calculate the profit, gain, loss, balancing charge or balancing allowance (all for Tax purposes) which would arise on any disposal or on the realization of any assets owned at Closing.

(gg) Each Group Company has complied with applicable requirements of Law for all Tax holidays and similar Tax benefits that have current applicability to the Group Companies, and no such Tax holiday or similar Tax benefits will terminate or be subject to recapture or carryback by reason of the transactions contemplated hereby. The amount of Tax chargeable on any Group Company during any accounting period ending on or within the seven years prior to Completion has not depended on any concessions, agreements or other formal or informal arrangements with any Tax Authority.

(hh) Since their respective dates of incorporation, each Group Company has been classified for U.S. federal and applicable state and local income Tax purposes as set forth at Section 3.16(v) of the Company Disclosure Schedules and there have been no actions taken or elections made to the contrary.

Section 3.17          Brokers. Except for fees (including a good faith estimate of the amounts due and payable assuming the Closing occurs) set forth on Section 3.17 of the Company Disclosure Schedules (which fees shall be the sole responsibility of the Company, except as otherwise provided in Section 3.17 of the Company Disclosure Schedules), no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any of its Affiliates for which any of the Group Companies has any obligation.

Section 3.18          Real and Personal Property.

(a)            Section 3.18(a) of the Company Disclosure Schedules sets forth a true and complete list (including street addresses) of all real property owned by any of the Group Companies (the “Owned Real Property” and, together with the Leased Real Property, the “Real Property”). Except as set forth in Section 3.18(a) of the Company Disclosure Schedule, (i) the Group Companies have good and marketable title to the Owned Real Property, free and clear of all Liens (except for Permitted Liens), (ii) no Owned Real Property is subject to any outstanding options or rights of first refusal to purchase any Owned Real Property, or any portion of any Owned Real Property or interest therein, (iii) no Owned Real Property is subject to any lease, sublease, concession, license, occupancy agreement, outstanding option or right of first refusal to lease, or other contracts or arrangement granting to any Person (other than the Group Companies) the right to occupy any Owned Real Property, or any portion of any Owned Real Property, and (iv) there are no Persons other than the Group Companies in possession of any Owned Real Property. There are currently in effect such insurance policies for the Owned Real Property as are customarily maintained with respect to similar properties utilized for comparable purposes.

(b)            Section 3.18(b) of the Company Disclosure Schedules sets forth a true and complete list (including street addresses) of all real property leased by any of the Group Companies (the “Leased Real Property”) and all Real Property Leases pursuant to which any Group Company is a tenant or landlord as of the date of this Agreement. The Group Companies have valid leasehold interests to the Leased Real Property, free and clear of all Liens (except for Permitted Liens or any Liens created pursuant to Indebtedness incurred in the ordinary course of business consistent with past practice). True and complete copies of all such Real Property Leases (including all material amendments, extensions, renewals and guaranties with respect thereto) have been made available to Bannix. Each Real Property Lease is in full force and effect and is a valid, legal and binding obligation of the applicable Group Company party thereto, enforceable in accordance with its terms against such Group Company and, to the Company’s knowledge, each other party thereto (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity). There is no official written notice of an event of default by any Group Company or, to the Company’s knowledge, any counterparty under any Real Property Lease, and, to the Company’s knowledge, no event has occurred which (with or without notice or lapse of time or both) would constitute a material breach or default under any Real Property Lease or would permit termination of, or a material modification or acceleration thereof, by any counterparty to any Real Property Lease. The Group Companies’ have not received written notice of any material disputes with respect to any Real Property Lease.

(c)            The Company is not in breach or default of any restrictive covenant affecting the Real Property, and there has not occurred any event that with the lapse of time or the giving of notice, or both, would constitute such a default under any such restrictive covenant, in each case except as would not reasonably be expected, individually or in the aggregate, to be material to the Group Companies (taken as a whole). To the Company’s knowledge, there are no pending or threatened condemnation, expropriation or eminent domain proceedings with respect to any Real Property.

(d)            Except as would not reasonably be expected to, individually or in the aggregate, be material to the Group Companies (taken as a whole), (i) the use by the Group Companies of the land, buildings, structures and improvements on the Real Property are in conformity with all applicable Laws, including, without limitation, all applicable zoning or planning Laws, and with all registered deeds, restrictions of record or other agreements of record affecting such Real Property, (ii) there exists no conflict or dispute with any Governmental Authority, regulatory authority or other person relating to any Real Property or the activities thereon or the occupancy or use thereof of which the Company has received written notice, and (iii) all requisite certificates of occupancy and other permits or approvals required with respect to the land, buildings, structures and improvements on any of the Owned Real Property and the occupancy and use thereof have been obtained and are currently in effect.

(e)            To the knowledge of the Company, no damage or destruction has occurred with respect to any of the Real Property that would be material to the Group Companies (taken as a whole), whether or not covered by an enforceable insurance policy and no Group Company has received notice that the buildings and other structures on the Real Property are not in good and substantial repair.

(f)             Each Group Company has good, marketable and indefeasible title to, or a valid leasehold interest in or license or right to use, all of the material assets and properties of the Group Companies reflected in the Financial Statements or thereafter acquired by the Group Companies, except for assets disposed of in the ordinary course of business.

Section 3.19          Transactions with Affiliates. Section 3.19 of the Company Disclosure Schedules sets forth all Contracts between (a) any Group Company, on the one hand, and (b) any officer, director, employee, partner, member, manager, direct or indirect equityholder or Affiliate of any Group Company (other than, for the avoidance of doubt, any other Group Company) or any Related Person of the foregoing Persons, on the other hand (each Person identified in this clause (b), a “Company Related Party”), other than (i) Contracts with respect to a Company Related Party’s employment with (including benefit plans and other ordinary course compensation from) any of the Group Companies entered into in the ordinary course of business and (ii) Contracts entered into after the date of this Agreement that are either permitted pursuant to Section 5.1(b) or entered into in accordance with Section 5.1(b). No Company Related Party (A) owns any interest in any material asset or property used in any Group Company’s business, (B) possesses, directly or indirectly, any material financial interest in, or is a director or executive officer of, any Person which is a supplier, vendor, partner, customer, lessor or other material business relation of any Group Company, (C) is a supplier, vendor, partner, customer, lessor, or other material business relation of any Group Company or (D) owes any material amount to, or is owed any material amount by, any Group Company (other than accrued compensation, employee benefits, employee or director expense reimbursement, in each case, in the ordinary course of business or pursuant to any transaction entered into after the date of this Agreement that is either permitted pursuant to Section 5.1(b) or entered into in accordance with Section 5.1(b)). All Contracts, arrangements, understandings, interests and other matters that are required to be disclosed pursuant to this Section 3.19 (including, for the avoidance of doubt, pursuant to the second sentence of this Section 3.19) are referred to herein as “Company Related Party Transactions”.

Section 3.20          Data Privacy and Security.

(a)            There is (and since the date of incorporation of each Group Company there has been) no material Proceeding pending or, to the Company’s knowledge, threatened against or involving any Group Company initiated by any Person (including (i) the United States Federal Trade Commission, any state attorney general or similar state official, (ii) any other Governmental Entity, foreign or domestic or (iii) any regulatory or self-regulatory entity) alleging that any Processing of Personal Data by or on behalf of a Group Company is or was in violation of any Privacy and Security Requirements.

(b)            Since January 1, 2018, (i) there has been no Security Incidents with respect to any Company IT Systems, Personal Data, or Company Products or otherwise related to the business of any Group Company (including, to the Company’s knowledge, prior to each Group Company’s ownership of its business), (ii) to the Company’s knowledge there has been no unauthorized access to, or use, disclosure, or Processing of Personal Data or any trade secrets, know-how or confidential information of or in the possession or control of any Group Company or any of its contractors with regard to any Personal Data obtained from or on behalf of a Group Company, and (iii) none of the Group Companies has notified or been required to notify any Person of any (A) loss, theft or damage of, or (B) other unauthorized or unlawful access to, or use, disclosure or other Processing of, Personal Data, except, in each case, as is not and would not reasonably be excepted to be, individually or in the aggregate, material to the Group Companies, taken as a whole.

(c)            Each Group Company owns or has license to use the Company IT Systems as necessary to operate the business of each Group Company as currently conducted. The Group Companies have taken reasonable precautions to protect the confidentiality, integrity and security of the Company IT Systems and all information stored or contained therein or transmitted thereby from any loss, theft, or unauthorized disclosure, use, access, interruption or modification by any Person. All Company IT Systems are (i) free from any Malicious Code, material defect, bug or programming, design or documentation error and (ii) in sufficiently good working condition to effectively perform all material information technology operations necessary for the operation of the business of the Group Companies (except for ordinary wear and tear). Since January 1, 2018, there have not been any material failures, breakdowns or continued substandard performance of any Company IT Systems that have caused a material failure or disruption of the Company IT Systems, including, to the Company’s knowledge, prior to each Group Company’s ownership of its business. The Group Companies have implemented, maintained and tested adequate and commercially reasonable disaster recovery procedures and facilities for their respective businesses.

(d)            The Group Companies (i) engage and have engaged in, directly or indirectly, Data Processing only with respect to such Data as they are authorized to so engage (or to cause such Processing, as applicable) by Law and Contract, except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Group Companies, taken as a whole, and (ii) have implemented reasonable safeguards designed to prevent unauthorized use or disclosure of such Data. The Group Companies have, with respect to all such Data that is subjected to any Processing directly or indirectly in connection with the business of the Group Companies, all rights necessary to conduct the operation of their respective businesses as then-currently conducted, in all material respects.

Section 3.21          Compliance with International Trade & Anti-Corruption Laws.

(a)            None of the Group Companies, nor, to the Company’s knowledge, any of their respective officers, directors or employees, any of their other Representatives, or any other Persons acting for or on behalf of any of the foregoing, is or has been, since its applicable date of incorporation, (i) a Person named on any Sanctions and Export Control Laws-related list of designated Persons maintained by a Governmental Entity; (ii) located, organized or resident in a country or territory which is itself the subject of or target of any Sanctions and Export Control Laws; (iii) an entity owned, directly or indirectly, by one or more Persons described in clause (i) or (ii); or (iv) otherwise engaging in dealings with or for the benefit of any Person described in clauses (i) through (iii) or any country or territory which is or has, since January 1, 2018, been the subject of or target of any Sanctions and Export Control Laws (at the time of this Agreement, Russia, Belarus, the Crimea region of Ukraine, Cuba, Iran, North Korea, Venezuela, Sudan and Syria).

(b)            None of the Group Companies, nor any of their respective officers, directors or employees, nor, to the Company’s knowledge, any of their Representatives, or any other Persons acting for or on behalf of any of the foregoing has, to the Company’s knowledge, since its applicable date of incorporation, directly or indirectly, (i) made, offered, authorized, facilitated, solicited, promised, paid or received any unlawful contribution, gift, entertainment, bribes, kickbacks, financial or other advantage, or anything else of value, regardless of form or amount, to or from any Person, (ii) made or paid any contributions, directly or indirectly, to a domestic or foreign political party or candidate that violate Anti-Corruption Laws, (iii) otherwise made, offered, received, authorized, promised or paid any improper payment prohibited under any Anti-Corruption Laws or (iv) been the subject of any Proceeding or disclosure, or except as otherwise disclosed on Section 3.21(b) of the Company Disclosure Schedule, any internal report or investigation, in each case, regarding any violation or alleged violation under Sanctions and Export Control Laws or Anti-Corruption Laws, and no such Proceeding is pending or, to the Company’s knowledge, has been threatened.

Section 3.22        Transferor Representations.

(a) If the Transferor is not a natural person, the Transferor (i) is duly organized, validly existing and in good standing under the laws of the state of its formation and (ii) has all necessary power and corporate authority to carry on its business, and to own or use the properties and assets that it purports to own or use.

(b) Each Transferor has all requisite power and authority, and has taken all action necessary, to execute and deliver this Agreement and each other Ancillary Document to which it is a party and to perform its obligations hereunder and thereunder. This Agreement and each other Ancillary Document to which each Transferor is a party has been duly authorized, executed and delivered by the relevant Transferor, and this Agreement constitutes, and each other Ancillary Document to which the relevant Transferor is or will be a party when so executed and delivered will constitute, the legal, valid and binding obligations of the relevant Transferor, enforceable against the relevant Transferor in accordance with their terms.

(c) Each Transferor is the record and beneficial owner of, and has good and valid title to, the Company Ordinary Shares set forth next to that Transferor’s name on Schedule A, free and clear of all Liens, and such Company Ordinary Shares comprise the entire issued share capital of the Company. No Transferor is a party to any option, warrant, right, contract, call, put or other agreement or commitment providing for the disposition or acquisition of any of Company Ordinary Shares (other than this Agreement). No Transferor has any other debt or ownership interest in any Group Company. Other than this Agreement, the Company Ordinary Shares are not subject to any voting trust agreement or other Contract restricting or otherwise relating to the voting, dividend rights or other disposition of the Company Ordinary Shares.

(d) The execution and delivery by each Transferor of this Agreement and each other Ancillary Document, and the performance by it of any actions contemplated hereunder or thereunder, does not and will not, directly or indirectly (with or without notice or lapse of time or both): (i) conflict with or violate any provision of the Governing Documents of the Transferor (if Transferor is not a natural person); (ii) require notice, consent or approval under, conflict with, violate, result in a breach of, result in the acceleration of obligations, loss of a benefit or increase in Liabilities or fees under, create in any Person the right to terminate, cancel or modify, or cause a default under or give rise to any rights or penalties under (A) any provision of Law relating to any Transferor, (B) any provision of any Governmental Order to which any Transferor or any of its properties are subject, (C) any provision of any Contract to which any Transferor or its properties are bound, or (D) any other restriction of any kind or character to which any Transferor or its properties are subject; or (iii) require a registration, filing, application, notice, consent, approval, order, qualification or waiver with, to or from any Governmental Authority.

(e) There are no Actions pending or, to any Transferor’s knowledge, threatened against or by any Transferor or any of his Affiliates or Related Persons that may challenge or seek to prevent, enjoin or otherwise delay the transaction contemplated by this Agreement or any Ancillary Document.

(ee) No Transferor has (i) had a bankruptcy petition presented against them, or been declared bankrupt, (ii) been served with a statutory demand, or is unable to pay their debts within the meaning of the United Kingdom’s Insolvency Act 1986, (iii) entered into, or has proposed to enter into, any composition or arrangement with, or for, their creditors (including an individual voluntary arrangement) or (iv) been subject of any other event analogous to the foregoing in any jurisdiction.

(f) Investment Representations

(i) The Bannix Common Stock that each Transferor will acquire pursuant hereto will be acquired for investment only and not with a view of any distribution thereof that would violate the Securities Act or any applicable state securities laws.

(ii) No Transferor will distribute any of the Bannix Common Stock in violation of the Securities Act or any applicable state securities laws.

(iii) Each Transferor understands that it may not be possible for any Transferor to liquidate its investment readily and it may be necessary to hold the investment for an indefinite period.

(iv) Each Transferor is financially able to hold the Bannix Common Stock for long-term investment, (ii) each Transferor recognizes that there are substantial risks involved in the acquisition of the Bannix Common Stock, including risk of loss of the entire amount of such investment, and (iii) each Transferor can bear the economic risk of the acquisition of the Bannix Common Stock and the loss of the entire amount of the investment.

(v) Each Transferor confirms that it (i) is familiar with Bannix and its Affiliates (collectively, the “Bannix Companies”), (ii) has been given the opportunity to ask questions of the officers and directors of the Bannix Companies and to obtain (and has received to each Transferor’s satisfaction) such information about the business and financial condition of the Bannix Companies as any Transferor has reasonably requested and (iii) has such knowledge and experience in financial and business matters that each Transferor is capable of evaluating the merits and risks of acquiring the Bannix Common Stock.

(vi) In formulating a decision to acquire the Bannix Common Stock, each Transferor (i) has relied solely upon an independent investigation of Bannix and upon consultations with that Transferor’s legal and financial advisors with respect to this Agreement and the Ancillary Documents and (ii) has not relied on any oral or written representations or warranties of Bannix, except the representations and warranties expressly set forth in Article 4 and in the Ancillary Documents to which it is or will be a party.

(vii) Each Transferor is an accredited investor within the meaning of Regulation D under the Securities Act.

(viii) No Transferor is subject to any “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (each event so described, a “Disqualification Event”).

Section 3.23         Information Supplied. None of the information supplied or to be supplied by or on behalf of the Group Companies expressly for inclusion or incorporation by reference prior to the Closing in the Proxy Statement will, when the Proxy Statement is declared effective or when the Proxy Statement is mailed to the Bannix Stockholders or at the time of the Bannix Stockholders Meeting, and in the case of any amendment thereto, at the time of such amendment, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

Section 3.24          Investigation; No Other Representations.

(a)            The Company, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that (i) it has conducted its own independent review and analysis of, and, based thereon, has formed an independent judgment concerning, the business, assets, condition, operations and prospects of, Bannix and (ii) it has been furnished with or given access to such documents and information about Bannix and its business and operations as it and its Representatives have deemed necessary to enable it to make an informed decision with respect to the execution, delivery and performance of this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby.

(b) In entering into this Agreement and the Ancillary Documents to which it is or will be a party, the Company has relied solely on its own investigation and analysis and the representations and warranties expressly set forth in Article 4 and in the Ancillary Documents to which it is or will be a party and no other representations or warranties of Bannix or any other Person, either express or implied, and the Company, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that, except for the representations and warranties expressly set forth in Article 4 and in the Ancillary Documents to which it is or will be a party, none of Bannix or any other Person makes or has made any representation or warranty, either express or implied, in connection with or related to this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby.

Section 3.25 EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES. NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO Bannix OR ANY OF ITS REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION (INCLUDING ANY FINANCIAL PROJECTIONS OR OTHER SUPPLEMENTAL DATA), EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS Article 3 OR THE ANCILLARY DOCUMENTS, NEITHER The Company NOR ANY OTHER PERSON MAKES, and the company EXPRESSLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, IN CONNECTION WITH THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR ANY OF the TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, INCLUDING AS TO THE MATERIALS RELATING TO THE BUSINESS AND AFFAIRS OR HOLDINGS OF THE GROUP COMPANIES THAT HAVE BEEN MADE AVAILABLE TO Bannix OR ANY OF ITS REPRESENTATIVES OR IN ANY PRESENTATION OF THE BUSINESS AND AFFAIRS OF THE GROUP COMPANIES BY THE MANAGEMENT OR ON BEHALF OF THE COMPANY OR OTHERS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY OR BY THE ANCILLARY DOCUMENTS, AND NO STATEMENT CONTAINED IN ANY OF SUCH MATERIALS OR MADE IN ANY SUCH PRESENTATION SHALL BE DEEMED A REPRESENTATION OR WARRANTY HEREUNDER OR OTHERWISE OR DEEMED TO BE RELIED UPON BY Bannix IN EXECUTING, DELIVERING or PERFORMING THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. Except for the representations and warranties expressly set forth in article 3 OR the ancillary DOCUMENTS, IT IS UNDERSTOOD THAT ANY COST ESTIMATES, PROJECTIONS OR OTHER PREDICTIONS, ANY DATA, ANY FINANCIAL INFORMATION OR ANY MEMORANDA OR OFFERING MATERIALS OR PRESENTATIONS, INCLUDING ANY OFFERING MEMORANDUM OR SIMILAR MATERIALS MADE AVAILABLE BY OR ON BEHALF OF ANY GROUP COMPANY ARE NOT AND SHALL NOT BE DEEMED TO BE OR TO INCLUDE REPRESENTATIONS OR WARRANTIES OF THE COMPANY OR ANY OTHER PERSON, AND ARE NOT AND SHALL NOT BE DEEMED TO BE RELIED UPON BY Bannix IN EXECUTING, DELIVERING or PERFORMING THIS AGREEMENT, THE ANCILLARY DOCUMENTS or THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Article 4
REPRESENTATIONS AND WARRANTIES OF BANNIX

Subject to Section 8.8, (a) except as set forth on the Bannix Disclosure Schedules, or (b) except as set forth in any Bannix SEC Reports (excluding any disclosures in any “risk factors” section that do not constitute statements of fact, disclosures in any forward-looking statements disclaimers and other disclosures that are generally cautionary, predictive or forward-looking in nature), Bannix hereby represents and warrants to the Company and the Transferors, in each case, as of the date hereof, as follows:

Section 4.1 Organization and Qualification. Bannix is a corporation duly incorporated, validly existing and in good standing under the Laws of its jurisdiction of incorporation.

Section 4.2 Authority. Bannix has the requisite corporate power and authority to execute and deliver this Agreement and each Ancillary Document to which it is or will be a party, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. Subject to the receipt of the Bannix Stockholder Approval, the execution and delivery of this Agreement, the Ancillary Documents to which Bannix is or will be a party and the consummation of the transactions contemplated hereby and thereby have been (or, in the case of any Ancillary Document entered into after the date of this Agreement, will be upon execution thereof) duly authorized by all necessary corporate, limited liability company or other similar action on the part of Bannix. This Agreement has been and each Ancillary Document to which Bannix is or will be a party will be, upon execution thereof, duly and validly executed and delivered by Bannix and constitutes or will constitute, upon execution thereof, as applicable, a valid, legal and binding agreement of Bannix (assuming this Agreement has been and the Ancillary Documents to which Bannix is or will be a party are or will be, upon execution thereof, as applicable, duly authorized, executed and delivered by the other Persons party hereto or thereto), enforceable against Bannix in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).

Section 4.3 Consents and Requisite Governmental Approvals; No Violations.

(a) No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity is required on the part of Bannix with respect to Bannix’s execution, delivery or performance of its obligations under this Agreement or the Ancillary Documents to which it is or will be party or the consummation of the transactions contemplated hereby or thereby, except for (i) the filing with the SEC of (A) the Proxy Statement and (B) such reports under Section 13(a) or 15(d) of the Exchange Act as may be required in connection with this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby, (ii) the Bannix Stockholder Approval, (iii) applicable requirements, if any, under Nasdaq in connection with the transactions contemplated by this Agreement and the other Ancillary Documents or (v) any other consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not have a Bannix Material Adverse Effect.

(b) None of the execution or delivery by Bannix of this Agreement or any Ancillary Document to which it is or will be a party, the performance by Bannix of its obligations hereunder or thereunder or the consummation by Bannix of the transactions contemplated hereby or thereby will, directly or indirectly (with or without due notice or lapse of time or both) (i) result in a violation or breach of any provision of the Governing Documents of Bannix, (ii) result in a violation or breach of, or constitute a default or give rise to any right of termination, Consent, cancellation, amendment, modification, suspension, revocation or acceleration under, any of the terms, conditions or provisions of any Contract to which Bannix is a party, (iii) violate, or constitute a breach under, any Order or applicable Law to which Bannix or any of its properties or assets are subject or bound or (iv) result in the creation of any Lien upon any of the assets or properties (other than any Permitted Liens) of Bannix, except in the case of any of clauses (ii) through (iv) above, for any violations, breaches, defaults or other occurrences which, individually or in the aggregate, would not or would not reasonably be expected to have a Bannix Material Adverse Effect.

Section 4.4 Brokers. Except for fees (including a good faith estimate of the amounts due and payable assuming the Closing occurs) set forth on Section 4.4 of the Bannix Disclosure Schedules (which fees shall be the sole responsibility of Bannix, except as otherwise provided in Section 8.6), no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Bannix for which Bannix has any obligation.

Section 4.5 Information Supplied. None of the information supplied or to be supplied by or on behalf of Bannix expressly for inclusion or incorporation by reference prior to the Closing in the Proxy Statement will, when the Proxy Statement is declared effective or when the Proxy Statement is mailed to the Bannix Stockholders or at the time of the Bannix Stockholders Meeting, and in the case of any amendment thereto, at the time of such amendment, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

Section 4.6 Capitalization of Bannix.

(a) Section 4.6(a) of the Bannix Disclosure Schedules sets forth a true and complete statement of the number and class or series (as applicable) of the issued and outstanding Bannix Shares. All outstanding Equity Securities of Bannix (except to the extent such concepts are not applicable under the applicable Law of Bannix’s jurisdiction of incorporation or other applicable Law) have been duly authorized and validly issued and all of the issued and outstanding Bannix Shares are fully paid and non-assessable. Such Equity Securities (i) were not issued in violation of the Governing Documents of Bannix (ii) are not subject to any preemptive rights, call option, right of first refusal, subscription rights, transfer restrictions or similar rights of any Person (other than transfer restrictions under applicable Securities Laws or under the Governing Documents of Bannix) and were not issued in violation of any preemptive rights, call option, right of first refusal, subscription rights, transfer restrictions or similar rights of any Person. Except for the Bannix Shares set forth on Section 4.6(a) of the Bannix Disclosure Schedules (assuming that no Bannix Stockholder Redemptions are effected) and the Bannix Warrants, immediately prior to Closing, there shall be no other Equity Securities of Bannix issued and outstanding.

(b) Except (i) for the Bannix Warrants or (ii) as expressly contemplated by this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby or as otherwise either permitted pursuant to Section 5.11 or issued, granted or entered into, as applicable, in accordance with Section 5.11, there are no outstanding (A) equity appreciation, phantom equity or profit participation rights or (B) options, restricted stock, phantom stock, warrants, purchase rights, subscription rights, conversion rights, exchange rights, calls, puts, rights of first refusal or first offer or other Contracts that could require Bannix to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem any Equity Securities or securities convertible into or exchangeable for Equity Securities of Bannix.

Section 4.7 SEC Filings. Bannix has timely filed or furnished all statements, forms, reports and documents required to be filed or furnished by it prior to the date of this Agreement with the SEC pursuant to Federal Securities Laws since its initial public offering (collectively, and together with any exhibits and schedules thereto and other information incorporated therein, and as they have been supplemented, modified or amended since the time of filing, the “Bannix SEC Reports”), and, as of the Closing, will have filed or furnished all other statements, forms, reports and other documents required to be filed or furnished by it subsequent to the date of this Agreement with the SEC pursuant to Federal Securities Laws through the Closing (collectively, and together with any exhibits and schedules thereto and other information incorporated therein, and as they have been supplemented, modified or amended since the time of filing, but excluding the Proxy Statement, the “Additional Bannix SEC Reports”). Each of the Bannix SEC Reports, as of their respective dates of filing, and as of the date of any amendment or filing that superseded the initial filing, complied and each of the Additional Bannix SEC Reports, as of their respective dates of filing, and as of the date of any amendment or filing that superseded the initial filing, will comply, in all material respects with the applicable requirements of the Federal Securities Laws (including, as applicable, the Sarbanes-Oxley Act and any rules and regulations promulgated thereunder) applicable to the Bannix SEC Reports or the Additional Bannix SEC Reports (for purposes of the Additional Bannix SEC Reports, assuming that the representation and warranty set forth in Section 3.23 is true and correct in all respects with respect to all information supplied by or on behalf of Group Companies expressly for inclusion or incorporation by reference therein). As of their respective dates of filing, the Bannix SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made or will be made, as applicable, not misleading. As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the Bannix SEC Reports.

Section 4.8 Trust Account. As of the date of this Agreement, Bannix has an amount in cash in the Trust Account equal to at least $31,744,838. The funds held in the Trust Account are (a) invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations and (b) held in trust pursuant to that certain Investment Management Trust Agreement, dated September 10, 2021, as amended on March 10, 2023 (the “Trust Agreement”), between Bannix and Continental Stock Transfer & Trust Company, as trustee (the “Trustee”). There are no separate agreements, side letters or other agreements or understandings (whether written or unwritten, express or implied) that would cause the description of the Trust Agreement in the Bannix SEC Reports to be inaccurate in any material respect or, to Bannix’s knowledge, that would entitle any Person to any portion of the funds in the Trust Account (other than (i) in respect of deferred underwriting commissions or Taxes, (ii) the Bannix Stockholders who shall have elected to redeem their Bannix Common Stock pursuant to the Governing Documents of Bannix or (iii) if Bannix fails to complete a business combination within the allotted time period set forth in the Governing Documents of Bannix and liquidates the Trust Account, subject to the terms of the Trust Agreement, Bannix (in limited amounts to permit Bannix to pay the expenses of the Trust Account’s liquidation, dissolution and winding up of Bannix) and then the Bannix Stockholders). Prior to the Closing, none of the funds held in the Trust Account are permitted to be released, except in the circumstances described in the Governing Documents of Bannix and the Trust Agreement. As of the date of this Agreement, Bannix has performed all material obligations required to be performed by it, and is not in material default, under the Trust Agreement, and, to Bannix’s knowledge, no event has occurred which (with due notice or lapse of time or both) would constitute a material default under the Trust Agreement. As of the date of this Agreement, there are no Proceedings pending with respect to the Trust Account. Since May 1, 2023, Bannix has not released any money from the Trust Account (other than interest income earned on the funds held in the Trust Account as permitted by the Trust Agreement). Upon the consummation of the transactions contemplated hereby (including the distribution of assets from the Trust Account (A) in respect of deferred underwriting commissions or Taxes or (B) to the Bannix Stockholders who have elected to redeem their Bannix Common Stock pursuant to the Governing Documents of Bannix, each in accordance with the terms of and as set forth in the Trust Agreement), Bannix shall have no further obligation under either the Trust Agreement or the Governing Documents of Bannix to liquidate or distribute any assets held in the Trust Account, and the Trust Agreement shall terminate in accordance with its terms.

Section 4.9 Transactions with Affiliates. Section 4.9 of the Bannix Disclosure Schedules sets forth all Contracts between (a) Bannix, on the one hand, and (b) any officer, director, employee, partner, member, manager, direct or indirect equityholder or Affiliate of Bannix or the Bannix Sponsor, on the other hand (each Person identified in this clause (b), an “Bannix Related Party”), other than (i) Contracts with respect to a Bannix Related Party’s employment with, or the provision of services to, Bannix entered into in the ordinary course of business (including benefit plans, indemnification arrangements and other ordinary course compensation) and (ii) Contracts entered into after the date of this Agreement that are either permitted pursuant to Section 5.11 or entered into in accordance with Section 5.11. No Bannix Related Party (A) owns any interest in any material asset or property used in the business of Bannix, (B) possesses, directly or indirectly, any material financial interest in, or is a director or executive officer of, any Person which is a material client, supplier, vendor, partner, customer, lessor or other material business relation of Bannix or (C) owes any material amount to, or is owed any material amount by, Bannix (other than accrued compensation, employee benefits, employee or director expense reimbursement, in each case, in the ordinary course of business or pursuant to a transaction entered into after the date of this Agreement that is either permitted pursuant to Section 5.11 or entered into in accordance with Section 5.11). All Contracts, arrangements, understandings, interests and other matters that are required to be disclosed pursuant to this Section 4.9 (including, for the avoidance of doubt, pursuant to the second sentence of this Section 4.9) are referred to herein as “Bannix Related Party Transactions”.

Section 4.10 Litigation. As of the date of this Agreement, there is (and, since its incorporation, there has been) no Proceeding pending or, to Bannix’s knowledge, threatened against or involving Bannix that, if adversely decided or resolved, would be material to Bannix, taken as a whole. As of the date of this Agreement, neither Bannix nor its properties or assets is subject to any material Order. As of the date of this Agreement, there are no material Proceedings by Bannix pending against any other Person.

Section 4.11 Compliance with Applicable Law. Bannix is (and, since its incorporation, has been) in compliance with all applicable Laws, except as would not have a Bannix Material Adverse Effect.

Section 4.12 Internal Controls; Listing; Financial Statements.

(a) Except as is not required in reliance on exemptions from various reporting requirements by virtue of Bannix’s status as an “emerging growth company” within the meaning of the Securities Act, as modified by the JOBS Act, or “smaller reporting company” within the meaning of the Exchange Act and except as otherwise set forth or disclosed in the Bannix SEC Reports,, since its initial public offering, (i) Bannix has established and maintained a system of internal controls over financial reporting (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of Bannix’s financial reporting and the preparation of Bannix’s financial statements for external purposes in accordance with GAAP and (ii) Bannix has established and maintained disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) designed to ensure that material information relating to Bannix is made known to Bannix’s principal executive officer and principal financial officer by others within Bannix.

(b) Bannix has not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.

(c) Since its initial public offering, Bannix has complied in all material respects with all applicable listing and corporate governance rules and regulations of Nasdaq. The classes of securities representing issued and outstanding Bannix Common Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq. As of the date of this Agreement, there is no material Proceeding pending or, to Bannix’s knowledge, threatened against Bannix by Nasdaq or the SEC with respect to any intention by such entity to deregister Bannix Common Stock or prohibit or terminate the listing of Bannix Common Stock on Nasdaq. Bannix has not taken any action that is designed to terminate the registration of Bannix Common Stock under the Exchange Act.

(d) The Bannix SEC Reports contain true and complete copies of the applicable Bannix Financial Statements. The Bannix Financial Statements (i) fairly present in all material respects the financial position of Bannix as at the respective dates thereof, and the results of its operations, stockholders’ equity and cash flows for the respective periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end audit adjustments (none of which is expected to be material) and the absence of notes thereto), (ii) were prepared in conformity with GAAP applied on a consistent basis during the periods indicated (except, in the case of any audited financial statements, as may be indicated in the notes thereto and subject, in the case of any unaudited financial statements, to normal year-end audit adjustments (none of which is expected to be material) and the absence of notes thereto, (iii) in the case of the audited Bannix Financial Statements, were audited in accordance with the standards of the PCAOB and (iv) comply in all material respects with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act in effect as of the respective dates thereof (including Regulation S-X or Regulation S-K, as applicable).

(e) Bannix has established and maintains systems of internal accounting controls that are designed to provide, in all material respects, reasonable assurance that (i) all transactions are executed in accordance with management’s authorization and (ii) all transactions are recorded as necessary to permit preparation of proper and accurate financial statements in accordance with GAAP and to maintain accountability for Bannix’s and its Subsidiaries’ assets. Bannix maintains and, for all periods covered by the Bannix Financial Statements, has maintained books and records of Bannix in the ordinary course of business that are accurate and complete and reflect the revenues, expenses, assets and liabilities of Bannix in all material respects.

(f) Except as otherwise set forth or disclosed in the Bannix SEC Reports, since its incorporation, Bannix has not received any written complaint, allegation, assertion or claim that there is (i) a “significant deficiency” in the internal controls over financial reporting of Bannix, (ii) a “material weakness” in the internal controls over financial reporting of Bannix or (iii) fraud, whether or not material, that involves management or other employees of Bannix who have a significant role in the internal controls over financial reporting of Bannix.

(g) Bannix has limited its activities in all material respects to those activities (a) contemplated by the Prospectus, or (b) otherwise necessary, desirable or advisable to consummate the transactions contemplated by this Agreement or the Ancillary Documents.

Section 4.13 No Undisclosed Liabilities. Except for the Liabilities (a) set forth in Section 4.13 of the Bannix Disclosure Schedules, (b) incurred in connection with the negotiation, preparation or execution of this Agreement or any Ancillary Document, the performance of its covenants or agreements in this Agreement or any Ancillary Document or the consummation of the transactions contemplated hereby or thereby (including, for the avoidance of doubt, the Bannix Expenses and any Liabilities arising out of, or related to, any Proceeding related to this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby, including any stockholder demand or other stockholder Proceedings (including derivative claims) arising out of, or related to, any of the foregoing), (c) set forth or disclosed in the Bannix Financial Statements, (d) that have arisen since the date of the most recent balance sheet included in the Bannix SEC Reports in the ordinary course of business, (e) that are either permitted pursuant to Section 5.11 or incurred in accordance with Section 5.11, or (f) that are not, and would not reasonably be expected to be, individually or in the aggregate, material to Bannix, taken as a whole, the Bannix do not have any Liabilities.

Section 4.14 Tax Matters

(a) Bannix has prepared and filed all material Tax Returns required to have been filed by it, all such Tax Returns are true and complete in all material respects and prepared in compliance in all material respects with all applicable Laws and Orders, and Bannix has paid all material Taxes required to have been paid or deposited by it regardless of whether shown on a Tax Return.

(b) Bannix has timely withheld and paid to the appropriate Tax Authority all material amounts required to have been withheld and paid in connection with amounts paid or owing to any employee, worker, individual independent contractor, other service providers, equity interest holder or other third-party.

(c) Bannix is not currently the subject of a Tax audit or examination and has not been informed in writing of the commencement or anticipated commencement of any Tax audit or examination that has not been resolved or completed, in each case with respect to material Taxes.

(d) No deficiencies for Taxes against Bannix has been claimed, proposed or assessed in writing by any Tax Authority that remain unpaid except for deficiencies which are being contested in good faith and with respect to which adequate reserves have been established.

(e) Bannix has not consented to extend or waive the time in which any material Tax may be assessed or collected by any Tax Authority, other than any such extensions or waivers that are no longer in effect or that were extensions of time to file Tax Returns obtained in the ordinary course of business, in each case with respect to material Taxes.

(f) No “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. income Tax Law), private letter rulings, technical advice memoranda or similar agreements or rulings have been entered into or issued by any Tax Authority with respect to Bannix which agreement or ruling would be effective after the Closing Date.

(g) Bannix is not and has not been a party to any “listed transaction” as defined in Section 6707A of the Code and Treasury Regulations Section 1.6011-4 (or any corresponding or similar provision of state, local or non-U.S. income Tax Law).

(h) There are no Liens for material Taxes on any assets of Bannix other than Permitted Liens.

(i) During the two (2)-year period ending on the date of this Agreement, Bannix was not a distributing corporation or a controlled corporation in a transaction purported or intended to be governed in whole or in part by Section 355 of the Code (or so much of Section 356 as relates to Section 355).

(j) To the knowledge of Bannix, Bannix has not had a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise has an office or fixed place of business in a country other than the country in which it is organized.

(k) Bannix will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) installment sale made prior to the Closing Date; (iii) prepaid amount received on or prior to the Closing Date or other deferred revenue; (iv) use of an improper method of accounting for a taxable period on or prior to the Closing Date, or (v) any other deferral of liability for Taxes of Bannix from any taxable period (or portion thereof) ending on or before the Closing Date to any taxable period beginning after the Closing Date (or portion thereof). No Group Company has made an election pursuant to Section 965(h) of the Code.

(l) Bannix is tax resident only in its jurisdiction of incorporation.

(m) Bannix (i) has not been a member of an affiliated group filing a consolidated federal income Tax Return or any affiliated, combined, consolidated, aggregate, unitary or other group under federal, state, local or non-United States Law and (ii) has no material Liability for the Taxes of any Person under Section 1.1502-6 of the Treasury Regulations (or any similar provision of state, local or non-United States Law), as a transferee or successor or by Contract (other than any Contract entered into in the ordinary course of business and the principal purpose of which does not relate to Taxes).

(n) To the Knowledge of Bannix, in the past three (3) years, no written claims have been made by any Tax Authority in a jurisdiction where Bannix does not file Tax Returns that Bannix is or may be subject to taxation by that jurisdiction, which claims have not been resolved or withdrawn.

(o) Bannix is not a party to any Tax allocation, Tax sharing or Tax indemnity or similar agreements (other than one that is included in a Contract entered into in the ordinary course of business that is not primarily related to Taxes) and Bannix is not a party to any joint venture, partnership or other arrangement that is treated as a partnership for U.S. federal income Tax purposes.

(p) Bannix has not taken or agreed to take any action or is aware of any fact or circumstance that could reasonably be expected to prevent or impede the transactions contemplated by this Agreement from qualifying for the Intended Tax Treatment.

Section 4.15 Investigation; No Other Representations.

(a) Bannix, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that (i) it has conducted its own independent review and analysis of, and, based thereon, has formed an independent judgment concerning, the business, assets, condition, operations and prospects, of the Group Companies and (ii) it has been furnished with or given access to such documents and information about the Group Companies and their respective businesses and operations as it and its Representatives have deemed necessary to enable it to make an informed decision with respect to the execution, delivery and performance of this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby.

(b) In entering into this Agreement and the Ancillary Documents to which it is or will be a party, Bannix has relied solely on its own investigation and analysis and the representations and warranties expressly set forth in Article 3 and in the Ancillary Documents to which it is or will be a party and no other representations or warranties of the Company or any other Person, either express or implied, and Bannix, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that, except for the representations and warranties expressly set forth in Article 3 and in the Ancillary Documents to which it is or will be a party, neither the Company nor any other Person makes or has made any representation or warranty, either express or implied, in connection with or related to this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby.

Section 4.16 Absence of Certain Changes or Events. Since incorporation, except as otherwise expressly contemplated by this Agreement, there has not been any Bannix Material Adverse Effect.

Section 4.17 Employees. Other than any officers of Bannix as described in the Bannix SEC Reports, Bannix has never employed any employees or retained any individual independent contractors. Bannix has not and does not maintain, sponsor, contribute to or have any direct liability under any employee benefit plan (as defined in Section 3(3) of ERISA), nonqualified deferred compensation plan subject to Section 409A of the Code, bonus, stock option, stock purchase, restricted stock, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, severance, change in control, fringe benefit, sick pay and vacation plans or arrangements or other employee benefit plans, programs or arrangements. Except as set forth in Section 4.17 of the Bannix Disclosure Schedules, neither the execution and delivery of this Agreement nor the other Ancillary Documents nor the consummation of the transactions contemplated by this Agreement will (i) result in any payment becoming due to any director, officer or employee of Bannix, (ii) result in the acceleration of the time of payment or vesting of any such benefits, or (iii) give rise to any “excess parachute payment” within the meaning of Section 280G of the Code. There is no contract, agreement, plan or arrangement to which Bannix is a party which requires payment by any party of a Tax gross-up or Tax reimbursement payment to any person.

Section 4.18 EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES. NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE TRANSFERORS, the COMPANY OR ANY OF ITS REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION (INCLUDING ANY FINANCIAL PROJECTIONS OR OTHER SUPPLEMENTAL DATA), EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS Article 4 OR THE ANCILLARY DOCUMENTS, NONE OF Bannix OR ANY OTHER PERSON MAKES, and Bannix EXPRESSLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, IN CONNECTION WITH THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR ANY OF the TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, INCLUDING AS TO THE MATERIALS RELATING TO THE BUSINESS AND AFFAIRS OR HOLDINGS OF BANNIX THAT HAVE BEEN MADE AVAILABLE TO THE COMPANY OR ANY OF ITS REPRESENTATIVES OR IN ANY PRESENTATION OF THE BUSINESS AND AFFAIRS OF BANNIX BY OR ON BEHALF OF THE MANAGEMENT OF BANNIX OR OTHERS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY OR BY THE ANCILLARY DOCUMENTS, AND NO STATEMENT CONTAINED IN ANY OF SUCH MATERIALS OR MADE IN ANY SUCH PRESENTATION SHALL BE DEEMED A REPRESENTATION OR WARRANTY HEREUNDER OR OTHERWISE OR DEEMED TO BE RELIED UPON BY THE COMPANY OR ANY OF ITS REPRESENTATIVES IN EXECUTING, DELIVERING OR PERFORMING THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY or THEREBY. Except for the representations and warranties expressly set forth in Article 4 or the ancillary DOCUMENTS, IT IS UNDERSTOOD THAT ANY COST ESTIMATES, PROJECTIONS OR OTHER PREDICTIONS, ANY DATA, ANY FINANCIAL INFORMATION OR ANY MEMORANDA OR OFFERING MATERIALS OR PRESENTATIONS, INCLUDING ANY OFFERING MEMORANDUM OR SIMILAR MATERIALS MADE AVAILABLE BY OR ON BEHALF OF BANNIX ARE NOT AND SHALL NOT BE DEEMED TO BE OR TO INCLUDE REPRESENTATIONS OR WARRANTIES OF BANNIX, AND ARE NOT AND SHALL NOT BE DEEMED TO BE RELIED UPON BY THE TRANSFERORS, THE COMPANY OR ANY OF their respective REPRESENTATIVES IN EXECUTING, DELIVERING or PERFORMING THIS AGREEMENT, THE ANCILLARY DOCUMENTS or THE TRANSACTIONS CONTEMPLATED Hereby or thereby.

Article 5

 COVENANTS

Section 5.1 Conduct of Business of the Company.

(a) From and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, the Company shall, and the Company shall cause its Subsidiaries to, except as expressly contemplated by this Agreement or any Ancillary Document, as required by applicable Law (including as may be requested or compelled by any Governmental Entity), as set forth on Section 5.1(a) of the Company Disclosure Schedules, or as consented to in writing by Bannix (such consent not to be unreasonably withheld, conditioned or delayed), (i) operate the business of the Group Companies in the ordinary course in all material respects and (ii) use reasonable best efforts to maintain and preserve intact in all material respects the business organization, assets, properties and business relations of the Group Companies (taken as a whole).

(b) Without limiting the generality of the foregoing, from and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, the Company and the Transferors (to the extent within their control as holders of the Company Ordinary Shares) shall, and the Company shall cause its Subsidiaries to, except as expressly contemplated, or otherwise to pursue the transactions contemplated, by this Agreement or any Ancillary Document, as required by applicable Law, as set forth on Section 5.1(b) of the Company Disclosure Schedules or as consented to in writing by Bannix (such consent, other than in the case of Section 5.1(b)(i) , Section 5.1(b)(v), Section 5.1(b)(vii) (but only to the extent relating to any Material Contract of the type described in Section 3.7(a)(v), Section 3.7(a)(ix), or Section 3.7(a)(xi)(C)), Section 5.1(b)(xii), Section 5.1(b)(xiv), or Section 5.1(b)(xv) (to the extent related to any of the foregoing), not to be unreasonably withheld, conditioned or delayed), not do any of the following:

(i) declare, set aside, make or pay a dividend on, or make any other distribution or payment in respect of, any Equity Securities of any Group Company, repurchase or redeem any outstanding Equity Securities of any Group Company or otherwise carry out any other return of capital, other than dividends or distributions, declared, set aside or paid by any of the Company’s Subsidiaries to the Company or any Subsidiary that is, directly or indirectly, wholly owned by the Company;

(ii) (A) merge, consolidate, combine or amalgamate any Group Company with any Person or (B) purchase or otherwise acquire (whether by merging or consolidating with, purchasing any Equity Security in or a substantial portion of the assets of, or by any other manner) any corporation, partnership, association or other business entity or organization or division thereof;

(iii) replace or adopt any amendments, supplements, restatements or modifications to any Group Company’s Governing Documents, pass any resolution of the members of any Group Company, or otherwise alter or change the share capital of any Group Company or the rights attaching to any shares;

(iv) (A) sell, assign, abandon, lease, license or otherwise dispose of any material assets or properties of the Group Companies, other than in the ordinary course of business consistent with past practice, or (B) create, subject or incur any Lien on any material assets or properties of the Group Companies (other than Permitted Liens or Liens on the Company’s Real Property interests securing Indebtedness incurred the ordinary course of business consistent with past practice);

(v) transfer, allot, issue, create, sell, grant or otherwise directly or indirectly dispose of, or subject to a Lien, (A) any Equity Securities of any Group Company or (B) any options, warrants, rights of conversion or other rights, agreements, arrangements or commitments obligating any Group Company to issue, deliver or sell any Equity Securities of any Group Company;

(vi) incur, create or assume any Indebtedness, other than in the ordinary course of business consistent with past practice;

(vii) (A) amend, modify or terminate any Material Contract, or enter into any Contract that would constitute a Material Contract, of the type described in Section 3.7(a)(iv), Section 3.7(a)(v), Section 3.7(a)(ix), Section 3.7(a)(x) or Section 3.7(a)(xi)(C) (such types of Material Contracts, collectively, the “Designated Material Contracts”) in each case in a manner that is adverse to the Group Companies, taken as a whole, except in the ordinary course of business consistent with past practice (and excluding, for the avoidance of doubt, any expiration or automatic extension or renewal of any Designated Material Contract pursuant to its terms or entering into additional work or purchase orders pursuant to, and in accordance with the terms of, any Designated Material Contract), or (B) waive any material benefit or right under any Designated Material Contract;

(viii) make any loans, advances or capital contributions to, or guarantees for the benefit of, or any investments in, any Person, other than (A) intercompany loans and parent guarantees made by any Group Companies in the ordinary course of business consistent with past practice or capital contributions between the Company and any of its wholly owned Subsidiaries, in each case, that exceed one hundred thousand dollars ($100,000) in the aggregate at any time outstanding and (B) the reimbursement of expenses of employees and consultants in the ordinary course of business consistent with past practice;

(ix) except as required under the terms of any Employee Benefit Plan of any Group Company that is set forth on the Section 3.11(a) of the Company Disclosure Schedules or except in the ordinary course of business consistent with past practice, (A) amend, modify, adopt, enter into or terminate any material Employee Benefit Plan of any Group Company or any material benefit or compensation plan, policy, program or Contract that would be an Employee Benefit Plan if in effect as of the date of this Agreement, (B) increase or decrease the compensation or benefits payable to any current or former director, manager, officer, employee, worker, individual independent contractor or other service provider of any Group Company, (C) take any action to accelerate any payment, right to payment, or benefit, or the funding of any payment, right to payment or benefit, payable or to become payable to any current or former director, manager, officer, employee, worker, non-employee intern, individual independent contractor or other service provider of any Group Company in an amount that exceeds fifty thousand dollars ($50,000) per annum, in respect of any single individual, (D) waive or release any non-competition, non-solicitation, no-hire, non-disclosure or other restrictive covenant obligation of any current or former director, or employee of any Group Company, or (E) hire, engage or terminate (other than for cause) any single individual whose annual base salary (or, in the case of an independent contractor, annual base compensation) is in excess of two hundred fifty thousand dollars ($250,000);

(x) make, change or revoke any election concerning Taxes, enter into any Tax closing agreement, settle any Tax claim or assessment, change or otherwise modify any method of accounting as such relates to Taxes, amend any income or other Tax Return, surrender any right to claim a refund of income or other Taxes, or consent to any extension or waiver of the limitation period applicable to or relating to any Tax claim or assessment, other than any such extension or waiver that is obtained in the ordinary course of business;

(xi) enter into any settlement, conciliation or similar Contract relating to the settlement of a dispute the performance of which would involve the payment by the Group Companies in excess of fifty thousand dollars ($50,000), in the aggregate, or that imposes, or by its terms will impose at any point in the future, any material, non-monetary obligations on any Group Company (including Bannix or any of their respective Affiliates after the Closing);

(xii) authorize, recommend, propose or announce an intention to adopt, or otherwise effect, a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, reorganization or similar transaction involving any Group Company or permit any Group Company to enter administration;

(xiii) change (other than reasonable and usual amendments in the ordinary course of business) any Group Company’s methods of accounting in any material respect, other than changes that are made in accordance with PCAOB standards;

(xiv) enter into any Contract with any broker, finder, investment banker or other Person under which such Person is or will be entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement or any Ancillary Document;

(xv) make any Change of Control Payment that is not set forth on Section 3.2(f) of the Company Disclosure Schedules in an amount exceeding one hundred thousand dollars ($100,000);

(xvi) (A) enter into, terminate, or materially alter or amend any CBA or recognize any labor union, labor organization, works council, or similar employee-representative body as the bargaining representative for any employees of the Group Company or (B) implement or announce any employee layoffs, plant closings, reductions in force, furloughs or other similar actions that could, in each case, implicate WARN or require collective consultation (whether by applicable Law or any CBA); or

(xvii) enter into any Contract to take, or cause to be taken, any of the actions set forth in this Section 5.1.

Notwithstanding anything in this Section 5.1 or this Agreement to the contrary, nothing set forth in this Agreement shall give Bannix, directly or indirectly, the right to control or direct the operations of the Group Companies prior to the Closing.

Section 5.2 Efforts to Consummate.

(a) Subject to the terms and conditions herein provided, each of the Parties shall use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary or advisable to consummate and make effective as promptly as reasonably practicable the transactions contemplated by this Agreement (including the satisfaction, but not waiver, of the closing conditions set forth in Article 6 and, in the case of any Ancillary Document to which such Party will be a party after the date of this Agreement, to execute and deliver such Ancillary Document when required pursuant to this Agreement). Without limiting the generality of the foregoing, each of the Parties shall use reasonable best efforts to obtain, file with or deliver to, as applicable, any Consents of any Governmental Entities or other Persons necessary, proper or advisable to consummate the transactions contemplated by this Agreement or the Ancillary Documents. The Company shall bear the costs incurred in connection with obtaining such Consents; provided, however, that, subject to Section 8.6, each Party shall bear its out-of-pocket costs and expenses in connection with the preparation of any such Consents. Bannix shall promptly inform the Company of any communication between Bannix, on the one hand, and any Governmental Entity, on the other hand, and the Company shall promptly inform Bannix of any communication between the Company, on the one hand, and any Governmental Entity, on the other hand, in either case, regarding any of the transactions contemplated by this Agreement or any Ancillary Document. Without limiting the generality of the foregoing, no Party shall enter into any agreement with any Governmental Entity not to consummate the transactions contemplated hereby or by the Ancillary Documents, except with the prior written consent of Bannix and the Company. Nothing in this Section 5.2 obligates any Party or any of its Affiliates to agree to (a) sell, license or otherwise dispose of, or hold separate and agree to sell, license or otherwise dispose of, any entities, assets or facilities of any Group Company or any entity, facility or asset of such Party or any of its Affiliates, (b) terminate, amend or assign existing relationships and contractual rights or obligations, (c) amend, assign or terminate existing licenses or other agreements, or (d) enter into new licenses or other agreements. No Party shall agree to any of the foregoing measures with respect to any other Party or any of its Affiliates, except with Bannix’s and the Company’s prior written consent.

(b) From and after the date of this Agreement until the earlier of the Closing or termination of this Agreement in accordance with its terms, Bannix, on the one hand, and the Company, on the other hand, shall give counsel for the Company (in the case of Bannix) or Bannix (in the case of the Company), a reasonable opportunity to review in advance, and consider in good faith the views of the other in connection with, any proposed written communication to any Governmental Entity relating to the transactions contemplated by this Agreement or the Ancillary Documents. Each of the Parties agrees not to participate in any substantive meeting or discussion, either in person or by telephone with any Governmental Entity in connection with the transactions contemplated by this Agreement unless it consults with, in the case of Bannix, the Company, or, in the case of the Company, Bannix in advance and, to the extent not prohibited by such Governmental Entity, gives, in the case of Bannix, the Company, or, in the case of the Company, Bannix, the opportunity to attend and participate in such meeting or discussion.

(c) Notwithstanding anything to the contrary in the Agreement, in the event that this Section 5.2 conflicts with any other covenant or agreement in this Article 5 that is intended to specifically address any subject matter, then such other covenant or agreement shall govern and control solely to the extent of such conflict.

Section 5.3 Confidentiality and Access to Information.

(a) The Parties shall procure that, on the date of this Agreement, Bannix, the Company, EVIE Autonomous Ltd and Cavonix Ltd shall enter into the confidential agreement in a form to be determined by the Parties (the “Supplemental Confidentiality Agreement”). The Parties hereby acknowledge and agree that the information being provided in connection with this Agreement and the consummation of the transactions contemplated hereby is subject to the terms of the Confidentiality Agreement and Supplemental Confidentiality Agreement. Notwithstanding the foregoing or anything to the contrary in this Agreement, in the event that this Section 5.3(a), the Confidentiality Agreement or the Supplemental Confidentiality Agreement conflicts with any other covenant or agreement contained in this Agreement or any Ancillary Document that contemplates the disclosure, use or provision of information or otherwise, then such other covenant or agreement contained in this Agreement or such Ancillary Document, as applicable, shall govern and control to the extent of such conflict and the Parties shall take such steps to procure that they and their respective Affiliates give full force and effect to the foregoing.

(b)            From and after the date of this Agreement until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, upon reasonable advance written notice, the Company shall provide, or cause to be provided, to Bannix and its Representatives during normal business hours reasonable access to the directors, officers, books and records and properties of the Group Companies (in a manner so as to not interfere in any material respect with the normal business operations of the Group Companies). Notwithstanding the foregoing, none of the Group Companies shall be required to provide to Bannix or any of its Representatives any information (i) if and to the extent doing so would (A) violate any Law to which any Group Company is subject, (B) result in the disclosure of any trade secrets of third parties in breach of any Contract with such third party,

(C) violate any legally-binding obligation of any Group Company with respect to confidentiality, non-disclosure or privacy or (D) jeopardize protections afforded to any Group Company under the attorney-client privilege or the attorney work product doctrine (provided that, in case of each of clauses (A) through (D), the Company shall, and shall cause the other Group Companies to, use reasonable best efforts to (x) provide such access as can be provided (or otherwise convey such information regarding the applicable matter as can be conveyed) without violating such privilege, doctrine, Contract, obligation or Law and (y) provide such information in a manner without violating such privilege, doctrine, Contract, obligation or Law), or (ii) if any Group Company, on the one hand, and Bannix or any of its Representatives, on the other hand, are adverse parties in a litigation and such information is reasonably pertinent thereto; provided that the Company shall, in the case of clause (i) or (ii), provide prompt written notice of the withholding of access or information on any such basis unless such written notice is prohibited by applicable Law.

(c)            From and after the date of this Agreement until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, upon reasonable advance written notice, Bannix shall provide, or cause to be provided, to the Company and its Representatives during normal business hours reasonable access to the directors, officers, books and records of Bannix (in a manner so as to not interfere in any material respect with the normal business operations of the Bannix). Notwithstanding the foregoing, Bannix shall not be required to provide, or cause to be provided to, the Company or any of its Representatives any information (i) if and to the extent doing so would (A) violate any Law to which Bannix is subject, (B) result in the disclosure of any trade secrets of third parties in breach of any Contract with such third party, (C) violate any legally-binding obligation of Bannix with respect to confidentiality, non-disclosure or privacy or (D) jeopardize protections afforded to Bannix under the attorney-client privilege or the attorney work product doctrine (provided that, in case of each of clauses (A) through (D), Bannix shall use reasonable best efforts to (x) provide such access as can be provided (or otherwise convey such information regarding the applicable matter as can be conveyed) without violating such privilege, doctrine, Contract, obligation or Law and (y) provide such information in a manner without violating such privilege, doctrine, Contract, obligation or Law), or (ii) if Bannix or the Bannix Sponsor, on the one hand, and any Group Company, or any of their respective Representatives, on the other hand, are adverse parties in a litigation and such information is reasonably pertinent thereto; provided that Bannix shall, in the case of clause (i) or (ii), provide prompt written notice of the withholding of access or information on any such basis unless such written notice is prohibited by applicable Law.

(d)            The Parties hereby acknowledge and agree that the Confidentiality Agreement and Supplemental Confidentiality Agreement shall be automatically terminated effective as of the Closing, and each of the Parties shall take such steps to procure that they and their respective Affiliates give full force and effect to the foregoing.

Section 5.4            Public Announcements.

(a)            Subject to Section 5.4(b), Section 5.7 and Section 5.8, none of the Parties shall, and the Parties shall procure that none of their respective Representatives shall, issue any press releases or make any public announcements with respect to this Agreement or the transactions contemplated hereby without the prior written consent of, prior to the Closing, the Company and Bannix or, after the Closing, the Company and the Bannix Sponsor; provided, however, that each Party, the Bannix Sponsor and their respective Representatives may issue or make, as applicable, any such press release, public announcement or other communication (i) if such press release, public announcement or other communication is required by applicable Law, in which case (A) prior to the Closing, the disclosing Party or its applicable Representatives shall, unless and to the extent prohibited by such applicable Law, (x) if the disclosing Person is Bannix or a Representative of a Bannix, reasonably consult with the Company in connection therewith and provide the Company with an opportunity to review and comment on such press release, public announcement or communication and shall consider any such comments in good faith, or (y) if the disclosing Party is the Company, a Transferor or a Representative of the Company, reasonably consult with Bannix in connection therewith and provide Bannix with an opportunity to review and comment on such press release, public announcement or communication and shall consider any such comments in good faith, or (B) after the Closing, the disclosing Party or its applicable Representatives shall, unless and to the extent prohibited by such applicable Law, (x) if the disclosing Person is the Bannix Sponsor or a Representative of the Bannix Sponsor, reasonably consult with the Company in connection therewith and provide the Company with an opportunity to review and comment on such press release, public announcement or communication and consider any such comments in good faith, (y) if the disclosing Person is a Transferor, the Company or a Representative of the Company, reasonably consult with Bannix and the Bannix Sponsor in connection therewith and provide Bannix and the Bannix Sponsor with an opportunity to review and comment on such press release, public announcement or communication and consider any such comments in good faith, and (z) if the disclosing Person is Bannix or a Representative of Bannix, reasonably consult with the Company in connection therewith and provide the Company with an opportunity to review and comment on such press release, public announcement or communication and consider any such comments in good faith, (ii) to the extent such press release, public announcements or other communications contain only information previously disclosed in a press release, public announcement or other communication previously made in accordance with this Section 5.4 and (iii) to Governmental Entities in connection with any Consents required to be made under this Agreement, the Ancillary Documents or in connection with the transactions contemplated hereby or thereby. Notwithstanding anything to the contrary in this Section 5.4 or otherwise in this Agreement, the Parties agree that Bannix and its Representatives may provide general information about the subject matter of this Agreement and the transactions contemplated hereby to any direct or indirect former, current or prospective investor or in connection with normal fund raising or related marketing or informational or reporting activities.

(b)            The initial press release concerning this Agreement and the transactions contemplated hereby shall be a joint press release in the form agreed by the Company and Bannix prior to the execution of this Agreement and such initial press release (the “Signing Press Release”) shall be released as promptly as reasonably practicable after the execution of this Agreement on the day thereof. Promptly after the execution of this Agreement, Bannix shall file a current report on Form 8-K (the “Signing Filing”) with the Signing Press Release and a description of this Agreement as required by, and in compliance with, the Securities Laws, which the Company shall have the opportunity to review and comment upon prior to filing and Bannix shall consider such comments in good faith. The Company, on the one hand, and Bannix, on the other hand, shall mutually agree upon (such agreement not to be unreasonably withheld, conditioned or delayed by either the Company or Bannix, as applicable) a press release announcing the consummation of the transactions contemplated by this Agreement (the “Closing Press Release”) prior to the Closing, and, on the Closing Date (or such other date as may be mutually agreed to in writing by Bannix and the Company prior to the Closing), the Parties shall cause the Closing Press Release to be released. Promptly after the Closing (but in any event within four (4) Business Days after the Closing), Bannix shall file a current report on Form 8-K (the “Closing Filing”) with the Closing Press Release and a description of the Closing as required by Securities Laws, which Closing Filing shall be mutually agreed upon by the Company and Bannix prior to the Closing (such agreement not to be unreasonably withheld, conditioned or delayed by either the Company or Bannix, as applicable). In connection with the preparation of each of the Signing Press Release, the Signing Filing, the Closing Press Release and the Closing Filing, each Party shall, upon written request by any other Party, furnish such other Party with all information concerning itself, its directors, officers and equityholders, and such other matters as may be reasonably necessary for such press release or filing.

Section 5.5            Tax Matters.

(a)           Tax Treatment.

(i)            The Parties intend that the transactions contemplated hereby shall be treated in accordance with the Intended Tax Treatment, and each Party shall, and shall cause its respective Affiliates to, file all Tax Returns consistent with, and take no position inconsistent with (whether in audits, Tax Returns or otherwise) such treatment except to the extent required to do so pursuant to a “determination” that is final within the meaning of Section 1313(a) of the Code (or any similar provision of applicable state, local or non-U.S. Tax Law) or a change in applicable Law after the date hereof.

(ii)            Bannix and the Company hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a). The Parties shall not take any action, or knowingly fail to take any action, which action or failure to act would reasonably be expected to prevent or impede, the Intended Tax Treatment. Notwithstanding the foregoing or anything else to the contrary contained in this Agreement, the Parties acknowledge and agree that no Party is making any representation or warranty as to the qualification of the transactions contemplated hereby as a reorganization under Section 368 of the Code or as to the effect, if any, that any transaction consummated on, after or prior to the Effective Time has or may have on any such reorganization status. Each of the Parties acknowledge and agree that each such Party (x) has had the opportunity to obtain independent legal and tax advice with respect to the transactions contemplated by this Agreement, and (y) is responsible for paying its own Taxes, including any adverse Tax consequences that may result if the transactions contemplated hereby is determined not to qualify as a reorganization under Section 368 of the Code.

(b)            Tax Matters Cooperation. Each of the Parties shall (and shall cause their respective Affiliates to) reasonably cooperate, as and to the extent reasonably requested by another Party, in connection with the filing of relevant Tax Returns, and any audit or tax proceeding. Such cooperation shall include the retention and (upon the other Party’s request) the provision (with the right to make copies), in each case without undue burden or expense, of records and information reasonably relevant to any Tax proceeding or audit, making employees reasonably available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

(c) Transferors’ indemnification for Taxes. With effect from Closing the Transferors shall indemnify Bannix on a joint and several basis in respect of (i) any Liability for Tax for which any Group Company is liable as a result of any Event occurring on or before Closing, or any income, profits or gains earned, accrued or received (or deemed to be earned, accrued or received for the purposes of Tax) on or before Closing, (ii) any liability of any Group Company or Bannix to account for income tax under the United Kingdom’s Pay As You Earn system or national insurance contributions (primary or secondary) which arises in consequence of or in connection with the payment of any part of the Purchase Price pursuant to this Agreement and (iii) any Liability for Tax arising as a result of, in respect of or in connection with the Pre-Reorganisation, (iv) any withholding Tax pursuant to Section 2.5 of this Agreement, and (v) any liability of any Group Company as a result of any transferee, successor or similar liability for Tax, including by Contract. The Transferors shall have no liability under the preceding provisions of this Section 5.5(c) to the extent that any such Liability for Tax (x) is the subject of a specific reserve or specific provision (other than a provision for deferred Tax) in the Financial Statements, or (y) arises or is increased only as a result of any change in Tax law or any increase in rates of Tax (other than any penalty, charge, surcharge, fine or interest) announced and coming into force after Closing, or as a result of any change in the accounting policies of any Group Company after Closing, save where such change is made in order to comply with generally accepted accounting principles, the published practice of any Tax Authority, or any law or rule of any regulatory authority or body or (z) it arises as a result of a transaction in the ordinary course of business of any Group Company between the date of the Financial Statements and Closing.

(d)            Transfer Taxes. Notwithstanding anything to the contrary contained herein, Bannix and the Company each shall pay fifty percent (50%) of all transfer, documentary, sales, use, stamp, registration or other similar Taxes (which, for the avoidance of doubt, shall not include any Tax imposed on or determined with reference to income, profits, gross receipts, or direct or indirect capital gains) incurred in connection with the transactions contemplated hereby (“Transfer Taxes”). The Company shall, at its own expense, file (or cause to be filed) all necessary Tax Returns with respect to all such Transfer Taxes and shall timely pay (or cause to be timely paid) to the applicable Governmental Entity such Transfer Taxes. The Parties agree to reasonably cooperate to (i) sign and deliver such resale and other certificates or forms as may be necessary or appropriate to establish an exemption from (or otherwise reduce) any such Transfer Taxes and (ii) prepare and file (or cause to be prepared and filed) all Tax Returns in respect of any such Transfer Taxes.

  Section 5.6          Exclusive Dealing.

(a)            From the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, the Transferors and the Company shall not, and shall cause the other Group Companies and its and their respective Representatives not to, directly or indirectly: (i) solicit, initiate, encourage (including by means of furnishing or disclosing information), knowingly facilitate, discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with respect to a Company Acquisition Proposal; (ii) furnish or disclose any non-public information to any Person in connection with, or that could reasonably be expected to lead to, a Company Acquisition Proposal; (iii) enter into any Contract or other arrangement or understanding regarding a Company Acquisition Proposal; (iv) prepare or make any filings in connection with a public offering of any Equity Securities or other securities of any Group Company (or any Affiliate or successor of any Group Company); or (v) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any Person (other than Bannix) to do or seek to do any of the foregoing. The Company agrees to (A) notify Bannix promptly upon receipt of any Company Acquisition Proposal by any Group Company, and to describe the material terms and conditions of any such Company Acquisition Proposal in reasonable detail (including the identity of the Persons making such Company Acquisition Proposal) and (B) keep Bannix reasonably informed on a current basis of any modifications to such offer or information.

(b)            From the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, Bannix shall not, and each of them shall cause their Representatives not to, directly or indirectly: (i) solicit, initiate, encourage (including by means of furnishing or disclosing information), knowingly facilitate, discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with respect to a Bannix Acquisition Proposal; (ii) furnish or disclose any non-public information to any Person in connection with, or that could reasonably be expected to lead to, a Bannix Acquisition Proposal; (iii) enter into any Contract or other arrangement or understanding regarding a Bannix Acquisition Proposal; or (iv) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any Person (other than any Group Company) to do or seek to do any of the foregoing. Bannix agrees to (A) notify the Company promptly upon receipt of any Bannix Acquisition Proposal by Bannix, and to describe the material terms and conditions of any such Bannix Acquisition Proposal in reasonable detail (including the identity of any person or entity making such Bannix Acquisition Proposal) and (B) keep the Company reasonably informed on a current basis of any modifications to such offer or information.

(c)            For the avoidance of doubt, it is understood and agreed that the covenants and agreements contained in this Section 5.6 shall not prohibit the Company, Bannix or any of their respective Representatives from taking any actions in the ordinary course that are not otherwise in violation of this Section 5.6 (such as answering phone calls) or informing any Person inquiring about a possible Company Acquisition Proposal or Bannix Acquisition Proposal, as applicable, of the existence of the covenants and agreements contained in this Section 5.6.

Section 5.7            Preparation of Proxy Statement. As promptly as reasonably practicable following the date hereof, Bannix and the Company shall jointly prepare and mutually agree upon (such agreement not to be unreasonably withheld, conditioned or delayed by either of Bannix or the Company, as applicable), and the Company shall file with the SEC, the Proxy Statement (it being understood that the Proxy Statement shall include a proxy statement/prospectus of Bannix which will be included therein and which will be used for the Bannix Stockholders Meeting to adopt and approve the Bannix Stockholder Approval Matters and other matters or proposals reasonably related to the Bannix Stockholder Approval Matters, all in accordance with and as required by Bannix’s Governing Documents, applicable Law, and any applicable rules and regulations of the SEC and Nasdaq). Each of the Company and Bannix shall use its reasonable best efforts to (a) cause the Proxy Statement to comply in all material respects with the applicable rules and regulations promulgated by the SEC (including, with respect to the Group Companies, the provision of financial statements of, and any other information with respect to, the Group Companies for all periods, and in the form, required to be included in the Proxy Statement under Securities Laws (after giving effect to any waivers received) or in response to any comments from the SEC); (b) promptly notify the others of, reasonably cooperate with each other with respect to and respond promptly to any comments of the SEC or its staff; (c) have the Proxy Statement declared effective under the Securities Act as promptly as reasonably practicable after it is filed with the SEC; and (d) keep the Proxy Statement in effect through the Closing in order to permit the consummation of the transactions contemplated by this Agreement. Bannix, on the one hand, and the Company, on the other hand, shall promptly furnish, or cause to be furnished, to the other all information concerning such Party and its Representatives that may be required or reasonably requested in connection with any action contemplated by this Section 5.7 or for inclusion in any other statement, filing, notice or application made by or on behalf of Bannix to the SEC or Nasdaq in connection with the transactions contemplated by this Agreement or the Ancillary Documents. If any Party becomes aware of any information that should be disclosed in an amendment or supplement to the Proxy Statement, then (i) such Party shall promptly inform, in the case of Bannix, the Company, or, in the case of the Company, Bannix, thereof; (ii) such Party shall prepare and mutually agree upon with, in the case of Bannix, the Company, or, in the case of the Company, Bannix (in either case, such agreement not to be unreasonably withheld, conditioned or delayed), an amendment or supplement to the Proxy Statement; (iii) Bannix shall file such mutually agreed upon amendment or supplement with the SEC; and (iv) the Parties shall reasonably cooperate, if appropriate, in mailing such amendment or supplement to the Bannix Stockholders. Bannix shall as promptly as reasonably practicable advise the Company of the time of effectiveness of the Proxy Statement, the issuance of any stop order relating thereto or the suspension of the qualification of the Bannix Common Stock for offering or sale in any jurisdiction, and the Company and Bannix shall each use its reasonable best efforts to have any such stop order or suspension lifted, reversed or otherwise terminated. Each of the Parties shall use reasonable best efforts to ensure that none of the information related to him, her or it or any of his, her or its Representatives, supplied by or on his, her or its behalf for inclusion or incorporation by reference in the Proxy Statement will, at the time the Proxy Statement is initially filed with the SEC, at each time at which it is amended, or at the time it becomes effective under the Securities Act contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

Section 5.8            Bannix Stockholder Approval. As promptly as reasonably practicable following the time at which the Proxy Statement is declared effective under the Securities Act, Bannix shall (a) duly give notice of and (b) use reasonable best efforts to duly convene and hold a meeting of its stockholders (the “Bannix Stockholders Meeting”) in accordance with the Governing Documents of Bannix, for the purposes of obtaining the Required Bannix Stockholder Approval and, if applicable, any approvals related thereto and providing its applicable stockholders with the opportunity to elect to effect a Bannix Stockholder Redemption. Except as otherwise required by applicable Law, (i) Bannix shall, through the Bannix Board, recommend to its Stockholders, (A) the adoption and approval of this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby, (B) the adoption and approval of each other proposal reasonably agreed to by Bannix and the Company as necessary or appropriate in connection with the consummation of the transactions contemplated by this Agreement or the Ancillary Documents; and (C) the adoption and approval of a proposal for the postponement or adjournment of the Bannix Stockholders Meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt any of the foregoing (such proposals in (A) through (C), collectively, the “Bannix Transaction Proposals”), and (ii) Bannix shall include such recommendation contemplated by clause (i) in the Proxy Statement. Notwithstanding the foregoing or anything to the contrary herein, Bannix may postpone or adjourn the Bannix Stockholders Meeting (1) to solicit additional proxies for the purpose of obtaining the Bannix Stockholder Approval, (2) for the absence of a quorum, (3) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosures that Bannix has determined, based on the advice of outside legal counsel, is reasonably likely to be required under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the Bannix Stockholders prior to the Bannix Stockholders Meeting or (4) if the holders of Bannix Common Stock have elected to redeem a number of Bannix Common Stock as of such time that would reasonably be expected to result in the condition set forth Section 6.3(d) not being satisfied; provided that, without the consent of the Company, in no event shall Bannix adjourn the Bannix Stockholders Meeting for more than fifteen (15) Business Days later than the most recently adjourned meeting or to a date that is beyond the Termination Date.

Section 5.9           Transaction Support Agreements; Company Approvals.

(a)            As promptly as reasonably practicable (and in any event within thirty (30) days) following the date of this Agreement (the “Transaction Support Agreement Deadline”), the Company shall deliver, or cause to be delivered, to Bannix the Transaction Support Agreements duly executed by each Transferor.

(b)            As promptly as reasonably practicable (and in any event within ten (10) Business Days) following the date of this Agreement, the Company shall provide a written resolution of its shareholders approving or ratifying (in accordance with and to the extent required by the Company’s Governing Documents and applicable Law): (i) the adoption and approval of this Agreement, each Ancillary Documents to which the Company is or will be a party and the transactions contemplated hereby and thereby; (ii) the adoption and approval of each other proposal that either the SEC or Nasdaq (or the respective staff members thereof) indicates is necessary in its comments to the Proxy Statement or in correspondence related thereto; and (iii) the adoption and approval of each other proposal reasonably agreed to by Bannix and the Company as necessary or appropriate in connection with the consummation of the transactions contemplated by this Agreement or the Ancillary Documents (collectively, the “Company Shareholder Resolutions”). The Company, through the Company Board, shall recommend to the Company Shareholders that they vote in favor of passing each resolution contained in the Company Shareholder Resolutions (the “Company Board Recommendation”). The Company shall provide a duly executed copy of the Company Shareholder Resolutions to Bannix after they are signed by the Company Shareholders.

Section 5.11         Conduct of Business of Bannix.

(a)            From and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, Bannix shall procure that the business of Bannix shall be conducted in the ordinary course of business and in a manner consistent with past practice and Bannix shall not, except as expressly contemplated by this Agreement or any Ancillary Document, as required by applicable Law, as set forth on Section 5.11 of the Bannix Disclosure Schedules or as consented to in writing by the Company (such consent not to be unreasonably withheld, conditioned or delayed), do any of the following:

(b)            adopt any amendments, supplements, restatements or modifications to the Trust Agreement (or any other agreement related to the Trust Account) or the Governing Documents of Bannix;

(c)            declare, set aside, make or pay a dividend on, or make any other distribution or payment in respect of, its Equity Securities, or repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any outstanding of its Equity Securities;

(d)            split, combine or reclassify any of its capital stock or other Equity Securities or issue any other security in respect of, in lieu of or in substitution for shares of its capital stock;

(e)            incur, create or assume any Indebtedness, except for Indebtedness for borrowed money in an amount not to exceed $25,000 in the aggregate;

(f)            make any loans or advances to, or capital contributions in, or guarantee any Liability of, any other Person, other than to, or in, Bannix or any of its Subsidiaries;

(g)            issue any Equity Securities or grant any additional options, warrants or stock appreciation rights with respect to its Equity Securities, other than the issuance of Bannix Common Stock in connection with the exercise of any Bannix Warrant outstanding on the date hereof, or knowingly grant any material security interest in any of its assets;

(h)            (i) amend, modify or renew any Bannix Related Party Transaction, other than (A) the entry into any Contract with a Bannix Related Party with respect to the incurrence of Indebtedness permitted by Section 5.11(e) or (b) for the avoidance of doubt, any expiration or automatic extension or renewal of any Contract pursuant to its terms, or (ii) enter into any Contract that would constitute a Bannix Related Party Transaction;

(i)            engage in any activities or business, or incur any material Liabilities, other than any activities, businesses or Liabilities that are either permitted under this Section 5.11 (including, for the avoidance of doubt, any activities, businesses or Liabilities contemplated by, incurred in connection with or that are otherwise incidental or attendant to this Agreement or any Ancillary Document, the performance of any covenants or agreements hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby) or in accordance with this Section 5.11;

(j)            authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution;

(k)            make any change in any method of financial accounting or financial accounting principles, policies, procedures or practices, except as required by a concurrent amendment in GAAP or applicable Law made subsequent to the date hereof, as agreed to by its independent accountants;

(l)            enter into any Contract with any broker, finder, investment banker or other Person under which such Person is or will be entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement;

(m)            make, change or revoke any material election concerning Taxes, enter into any material Tax closing agreement, settle any material Tax claim or assessment, or consent to any extension or waiver of the limitation period applicable to or relating to any material Tax claim or assessment, other than any such extension or waiver that is obtained in the ordinary course of business; or

(n)            enter into any Contract to take, or cause to be taken, any of the actions set forth in this Section 5.11.

Notwithstanding anything in this Section 5.11 or this Agreement to the contrary, (i) nothing set forth in this Agreement shall give the Company, directly or indirectly, the right to control or direct the operations of Bannix and (ii) nothing set forth in this Agreement shall prohibit, or otherwise restrict the ability of, Bannix from using the funds held by Bannix outside the Trust Account to pay any Bannix Expenses or other Liabilities of Bannix or from otherwise distributing or paying over any funds held by Bannix outside the Trust Account to the Bannix Sponsor or any of its Affiliates, in each case, prior to the Closing.

Section 5.12        Nasdaq Listing.

(a)            The Company shall use its reasonable best efforts to assist Bannix in satisfying all applicable initial and continuing listing requirements of Nasdaq. The Company shall, and shall cause its Representatives to, reasonably cooperate with Bannix and its Representatives in connection with the foregoing.

(b)            From the date hereof through the Closing, Bannix shall use its reasonable best efforts to ensure Bannix remains listed as a public company on, and for the Bannix Common Stock and Bannix Warrants (but, in the case of the Bannix Warrants, only to the extent issued as of the date hereof) to be listed on, Nasdaq.

Section 5.13         Trust Account. Upon satisfaction or, to the extent permitted by applicable Law, waiver of the conditions set forth in Article 6 and provision of notice thereof to the Trustee, (a) at the Closing, Bannix shall (i) cause the documents, certificates and notices required to be delivered to the Trustee pursuant to the Trust Agreement to be so delivered, and (ii) make all appropriate arrangements to cause the Trustee to (A) pay as and when due all amounts, if any, payable to the Public Stockholders of Bannix pursuant to the Bannix Stockholder Redemption, (B) pay the amounts due to the underwriters of Bannix’s initial public offering for their deferred underwriting commissions as set forth in the Trust Agreement and (C) immediately thereafter, pay all remaining amounts then available in the Trust Account to Bannix in accordance with the Trust Agreement, and (b) thereafter, the Trust Account shall terminate, except as otherwise provided therein.

Section 5.14         Indemnification of Directors and Officers; Tail Insurance.

(a)            Each Party agrees that (i) all rights to indemnification or exculpation now existing in favor of the directors and officers of Bannix and the Company, as provided in the applicable Governing Documents of Bannix and the Company, respectively, or otherwise in effect as of immediately prior to the Effective Time, in either case, solely with respect to any matters occurring on or prior to the Effective Time, shall survive the transactions contemplated by this Agreement and shall continue in full force and effect from and after the Effective Time for a period of six (6) years and (ii) the Company will perform and discharge, or cause to be performed and discharged by Bannix, all obligations to provide such indemnity and exculpation during such six (6)-year period. To the maximum extent permitted by applicable Law, during such six (6)-year period, the Company shall advance, or caused to be advanced, expenses in connection with such indemnification as provided in the applicable Governing Documents of Bannix or the Company, as the case may be, other applicable agreements as in effect immediately prior to the Effective Time. The indemnification and liability limitation or exculpation provisions of the Governing Documents of Bannix and the Company shall not, during such six (6)-year period, be amended, repealed or otherwise modified following the Effective Time in any manner that would materially and adversely affect the rights thereunder of individuals who, as of immediately prior to the Effective Time, or at any time prior to such time, were directors or officers of Bannix or the Company (the “D&O Indemnified Persons”) entitled to be so indemnified, have their liability limited or be exculpated with respect to any matters occurring on or prior to the Effective Time and relating to the fact that such D&O Indemnified Person was a director or officer of Bannix or the Company on or prior to the Effective Time, unless such amendment, repeal or other modification is required by applicable Law.

(b)            The Company or Bannix shall not have any obligation under this Section 5.14 to any D&O Indemnified Person when and if a court of competent jurisdiction shall ultimately determine (and such determination shall have become final and non-appealable) that the indemnification of such D&O Indemnified Person in the manner contemplated hereby is prohibited by applicable Law.

(c)            For a period of six (6) years following the Effective Time, the Company shall purchase or maintain, or cause to be purchased or maintained, as the case may be, without any lapses in coverage, directors’ and officers’ liability insurance for the benefit of those Persons who are covered by any comparable insurance policies of Bannix or the Company, as the case may be, in effect as of the date of this Agreement with respect to matters occurring on or prior to the Effective Time. Such insurance policies shall provide coverage on terms (with respect to coverage and amount) that are substantially the same as (and no less favorable in the aggregate to the Persons covered thereby than) the coverage provided under such corresponding directors’ and officers’ liability insurance policies in effect as of the date of this Agreement; provided that neither the Company nor Bannix shall be obligated to pay annual premiums in excess of three hundred percent (300%) of the most recent annual premium paid by Bannix or the Company prior to the date of this Agreement and, in such event, the Company shall purchase, or cause to be purchased, the maximum coverage available for three hundred percent (300%) of the most recent annual premium paid by Bannix or the Company prior to the date of this Agreement.

(d)            If the Company or any of its successors or assigns (i) shall merge or consolidate with or merge into any other corporation or entity and shall not be the surviving or continuing corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of their respective properties and assets as an entity in one or a series of related transactions to any Person, then in each such case, proper provisions shall be made so that the successors or assigns of the Company shall assume all of the obligations set forth in this Section 5.14.

(e)            The D&O Indemnified Persons entitled to the indemnification, liability limitation, exculpation or insurance coverage set forth in this Section 5.14 are intended to be third-party beneficiaries of this Section 5.14. This Section 5.14 shall survive the consummation of the transactions contemplated by this Agreement and shall be binding on all successors and assigns of the Company.

Section 5.15        Required Financials.

(a)            The Company shall deliver to Bannix, as promptly as reasonably practicable following the date of the relevant financial statement or other applicable period, the Closing Company Financial Statements.

(b)            Each Party shall use its reasonable best efforts (i) to assist, upon advance written notice, during normal business hours and in a manner such as to not unreasonably interfere with the normal operation of such Party, the other Parties in causing to be prepared in a timely manner any other financial information or statements (including customary pro forma financial statements) that are required to be included in the Proxy Statement and any other filings to be made by such Parties with the SEC in connection with the transactions contemplated by this Agreement or any Ancillary Document and (ii) to obtain the consents of its auditors with respect thereto as may be required by applicable Law or requested by the SEC.

Section 5.16        FIRPTA Certificates. At or prior to the Closing, the Company shall deliver, or cause to be delivered, to Bannix and Bannix shall deliver, or cause to be delivered, to the Company, a certificate, duly executed by the Company or Bannix, as applicable, complying with Treasury Regulations Section 1.1445-2(c)(3), together with evidence that the Company or Bannix, as applicable, has provided notice to the Internal Revenue Service in accordance with the provisions of Treasury Regulations Section 1.897-2(h)(2), in each case, in a form and substance reasonably acceptable to the Company or Bannix, as applicable.

Section 5.17          Company Related Party Transactions. The Company shall take, or cause to be taken, all actions necessary or advisable to terminate at or prior to the Closing all Company Related Party Transactions (other than those set forth on Section 5.17 of the Company Disclosure Schedules) without any further obligations or Liabilities of the Company or any of its Affiliates (including the other Group Companies).

Section 5.18         Transferors Restrictive Covenants:

(a) During the period commencing on the Closing Date and continuing for all times for two (2) years) thereafter (the “Restriction Period”), each Transferor shall not, and shall cause its Affiliates (each Transferor and its Affiliates, a “Transferor Restricted Party”) not to, without the consent of Bannix (which consent may be withheld, delayed or conditioned in Bannix’s sole discretion), directly or indirectly, on its or their behalf or on behalf of any other Person engage or participate in any business that is directly competitive to the competitive business anywhere throughout the world (whether in its or their own capacity or as owner, stockholder, member, lender, partner, manager, co-venturer, director, officer, employee, agent or consultant), except that the Seller Restricted Parties may collectively, directly or indirectly, own less than five percent (5%) of the outstanding securities of any class of any publicly traded securities of any Person so long as no such Transferor Restricted Party is involved, directly or indirectly, in the management of such Person. For the avoidance of doubt and notwithstanding anything to the contrary herein, nothing in this Section 5.18 shall apply to or restrict any actions or provision of any services by any Transferor or any of its Affiliates expressly contemplated by this Agreement or any Ancillary Document (including the ownership of Bannix’s equity), and no such actions or services shall be deemed to be “competitive” for purposes of this Section 5.18..

(b) During the Restriction Period, each Transferors shall not (and shall cause its Affiliates not to), without the consent of Bannix (which consent may be withheld, delayed or conditioned in Bannix’s sole discretion), directly or indirectly, on their behalf or on behalf of any other Person, solicit the business of any vendor of Bannix or any of their Subsidiaries or induce or attempt to induce any vendor of Bannix or any of their Subsidiaries to withdraw, decrease or cancel its business with Bannix or any of its Subsidiaries.

(c) During the Restriction Period, each Transferor shall not (and shall cause its Affiliates not to), without the consent of Bannix (which consent may be withheld, delayed or conditioned in Bannix’s sole discretion), directly or indirectly, on its own behalf or on behalf of any other Person, solicit, induce or recruit any employee or consultant of Bannix or any of its Subsidiaries to leave such employment or retention or to accept employment with or render services to or with any other Person, other than general solicitation not specifically targeting employees or consultants of Bannix or any of its Subsidiaries.

(d) Bannix and each Transferor acknowledge that (i) Bannix and each Transferor, Company and its Subsidiaries engage in a competitive business, and (ii) each Transferor has had access to confidential information that is valuable and material to the business. Accordingly, as a condition to Bannix’s willingness to enter into this Agreement and each of the Ancillary Documents, Bannix has required that the covenants and agreements contained in this Section 5.18 be included in this Agreement, and each Transferor has agreed to such covenants and agreements. Bannix each and Transferor acknowledges and agrees that it is fair, reasonable and necessary, for the protection of the value of the Business and the operations and goodwill of the Business, that Bannix and each Transferor make the agreements and covenants contained in this Agreement.

(e) In the event of any breach by any of the Seller Parties or their Affiliates of any of the restrictive covenants contained in this Section 5.18, the running of the period of the applicable restriction shall be automatically tolled and suspended for the duration of such breach, and shall automatically recommence when such breach is remedied in order that Bannix shall receive the full benefit of the Seller Parties’ compliance with each of the covenants contained in this Section 5.18.

Section 5.19          Privacy Program. From and after the date hereof, the Company shall use its reasonable best efforts to cause the Company to have adopted and implemented, on behalf of itself and each of the Group Companies, with effect from the Closing, a program of compliance with Privacy and Security Requirements and all applicable privacy Laws, intended to ensure that the Company and Group Companies are in material compliance with Privacy and Security Requirements and all applicable privacy Laws.

Section 5.20     Anti-Bribery and Anti-Corruption. From and after the date hereof, the Company shall use its reasonable best efforts to comply with all applicable anti-bribery / anti-corruption laws (including but not limited to the Anti-Corruption Laws) (“ABAC Laws”). From and after the date hereof, the Company shall also use its reasonable best efforts to cause the Company to adopt and implement, on behalf of itself and each of the Group Companies, with effect from the Closing, a program of compliance intended to ensure that the Company and Group Companies are in material compliance with all applicable ABAC Laws.

Section 5.21     Binding Letter of Intent and Funding Obligation.

(a) On June 12, 2023 the Company shall loan, or procure that EVIE Autonomous Ltd loans, to Bannix the sum of £150,000 and, in connection therewith, Bannix shall deliver to the Company or EVIE Autonomous Ltd (as the case may be) a duly executed promissory note instrument in respect of such loan.

(c) On July 30, 2023, the Company shall loan, or procure that EVIE Autonomous Ltd loans, to Bannix the sum of £150,000 and, in connection therewith, Bannix shall deliver to the Company or EVIE Autonomous Ltd (as the case may be) a duly executed promissory note instrument.

(d) If requested in writing by Bannix, the Company shall loan, or procure that EVIE Autonomous Ltd loans, to Bannix such additional sums as Bannix may reasonably require to perform its obligations under this Agreement and any Ancillary Documents to which it is a party and consummate the transactions set out herein and therein, and in connection therewith, Bannix shall deliver to the Company or EVIE Autonomous Ltd (as the case may be) a duly executed promissory note instrument.

Section 5.22     Further Assurances. The Parties hereto shall further cooperate with each other and use their respective commercially reasonable efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on their part under this Agreement and applicable Laws to consummate the transactions contemplated by this Agreement as soon as reasonably practicable, including preparing and filing as soon as practicable all documentation to effect all necessary notices, reports and other filings.

Article 6
CONDITIONS TO CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT

Section 6.1       Conditions to the Obligations of the Parties. The obligations of the Parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction or, if permitted by applicable Law, waiver by the Party for whose benefit such condition exists of the following conditions:

(a)            each Consent set forth on Section 6.1(a) of the Bannix Disclosure Schedules relating to the transactions contemplated by this Agreement shall have been obtained (or deemed, by applicable Law, to have been obtained), as applicable;

(b)            no Order or Law issued by any court of competent jurisdiction or other Governmental Entity or other legal restraint or prohibition preventing the consummation of the transactions contemplated by this Agreement shall be in effect;

(c)            the Proxy Statement shall have become effective in accordance with the provisions of the Securities Act, no stop order shall have been issued by the SEC and shall remain in effect with respect to the Proxy Statement, and no proceeding seeking such a stop order shall have been threatened or initiated by the SEC and remain pending;

(d)           each of the Company Shareholder Resolutions shall have been passed by Company Shareholders holding at least the requisite number of issued and outstanding Equity Securities of the Company;

(e)            the Bannix Stockholder Approval shall have been obtained;

(f)             the Bannix’s initial listing application with Nasdaq in connection with the transactions contemplated by this Agreement shall have been conditionally approved and, immediately following Closing, Bannix shall satisfy any applicable initial and continuing listing requirements of Nasdaq, and Bannix shall not have received any notice of non-compliance therewith that has not been cured prior to, or would not be cured at or immediately following the Closing; and

(g)            after giving effect to the transactions contemplated hereby (including the Bannix Stockholder Redemption), Bannix or the Company shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) immediately after the Closing.

Section 6.2       Other Conditions to the Obligations of Bannix. The obligations of Bannix to consummate the transactions contemplated by this Agreement are subject to the satisfaction or, if permitted by applicable Law, waiver by Bannix of the following further conditions:

(a)            (i) the Company Fundamental Representations (other than the representations and warranties set forth in Section 3.2(a) and Section 3.8(a)) shall be true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation set forth herein) in all material respects as of the date of this Agreement and as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date), (ii) the representations and warranties set forth in Section 3.2(a) shall be true and correct in all respects (except for de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects (except for de minimis inaccuracies) as of such earlier date), (iii) the representations and warranties set forth in Section 3.8(a) shall be true and correct in all respects as of the date of this Agreement and the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date) and (iv) the representations and warranties of the Company set forth in Article 3 (other than the Company Fundamental Representations) shall be true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation set forth herein) in all respects as of the date of this Agreement and as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date), except where the failure of such representations and warranties to be true and correct, taken as a whole, does not cause a Company Material Adverse Effect;

(b)            the Company shall have performed and complied in all material respects with the covenants and agreements required to be performed or complied with by the Company under this Agreement at or prior to the Closing;

(c)            since the date of this Agreement, no Company Material Adverse Effect has occurred;

(d)            at or prior to the Closing, the Company shall have delivered, or caused to be delivered, to Bannix a certificate duly executed by an authorized officer of the Company, dated as of the Closing Date, to the effect that the conditions specified in Section 6.2(a), Section 6.2(b) and Section 6.2(c) are satisfied, in a form and substance reasonably satisfactory to Bannix (the “Company Closing Certificate”).

Section 6.3       Other Conditions to the Obligations of the Company. The obligations of the Company and Transferors to consummate the transactions contemplated by this Agreement are subject to the satisfaction or, if permitted by applicable Law, waiver by the Company (on behalf of itself and/or Transferors) of the following further conditions:

(a)            (i) the Bannix Fundamental Representations shall be true and correct (without giving effect to any limitation as to “materiality” or “Bannix Material Adverse Effect” or any similar limitation set forth herein) in all material respects as of the date of this Agreement and as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date), and (ii) the representations and warranties of Bannix (other than the Bannix Fundamental Representations) contained in Article 4 of this Agreement shall be true and correct (without giving effect to any limitation as to “materiality” or “material adverse effect” or any similar limitation set forth herein) in all respects as of the date of this Agreement and as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date), except where the failure of such representations and warranties to be true and correct, taken as a whole, does not cause a Bannix Material Adverse Effect;

(b)           Bannix shall have performed and complied in all material respects with the covenants and agreements required to be performed or complied with by them under this Agreement at or prior to the Closing;

(c)           since the date of this Agreement, no Bannix Material Adverse Effect has occurred;

(d)           at or prior to closing, all officers and directors of Bannix shall have executed written resignations effective as of Closing;

(e)            at or prior to the Closing, Bannix shall have delivered, or caused to be delivered a certificate duly executed by an authorized officer of Bannix, dated as of the Closing Date, to the effect that the conditions specified in Section 6.3(a) and Section 6.3(b) are satisfied, in a form and substance reasonably satisfactory to the Company (the “Bannix Closing Certificate”).

(f) at or prior to closing, the Transferors receiving confirmation from HM Revenue & Customs that in respect of the transactions contemplated by this Agreement (i) no counteraction notice under section 698 Income Tax Act 2007 will be given; and (ii) the provisions of section 137 of the Taxation of Chargeable Gains Act 1992 do not apply with the result that the provisions of section 135 of that Act would not be prevented from applying.

Section 6.4 Frustration of Closing Conditions. None of the Company or Transferors may rely on the failure of any condition set forth in this Article 6 to be satisfied if such failure was proximately caused by the Company’s or Transferor’s failure to use reasonable best efforts to cause the Closing to occur, as required by Section 5.2, or a breach of this Agreement. Bannix may not rely on the failure of any condition set forth in this Article 6 to be satisfied if such failure was proximately caused by Bannix’s failure to use reasonable best efforts to cause the Closing to occur, as required by Section 5.2, or a breach of this Agreement.

Article 7
TERMINATION

Section 7.1 Termination. This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Closing:

(a) by mutual written consent of Bannix and the Company;

(b) by Bannix, if any of the representations or warranties set forth in Article 3 shall not be true and correct or if any of the Company or Transferors has failed to perform any covenant or agreement on the part of the Company or Transferor set forth in this Agreement (including an obligation to consummate the Closing), in each case, such that the condition to Closing set forth in either Section 6.2(a) or Section 6.2(b) could not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failures to perform any covenant or agreement, as applicable, is (or are) not cured or cannot be cured within the earlier of (i) thirty (30) days after written notice thereof is delivered to the Company by Bannix, and (ii) the Termination Date; provided, however, that Bannix is not then in breach of this Agreement so as to prevent the condition to Closing set forth in either Section 6.3(a) or Section 6.3(b) from being satisfied;

(c) by the Company, if any of the representations or warranties set forth in Article 4 shall not be true and correct or if Bannix has failed to perform any covenant or agreement on the part of Bannix set forth in this Agreement (including an obligation to consummate the Closing), in each case, such that the condition to Closing set forth in either Section 6.3(a) or Section 6.3(b) could not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failures to perform any covenant or agreement, as applicable, is (or are) not cured or cannot be cured within the earlier of (i) thirty (30) days after written notice thereof is delivered to Bannix by the Company and (ii) the Termination Date; provided, however, that the Company is not then in breach of this Agreement so as to prevent the condition to Closing set forth in Section 6.2(a) or Section 6.2(b) from being satisfied;

(d) by either Bannix or the Company, if the transactions contemplated by this Agreement shall not have been consummated on or prior to December 31, 2023 (the “Termination Date”); provided, that (i) the right to terminate this Agreement pursuant to this Section 7.1(d) shall not be available to Bannix if Bannix’s breach of any of its covenants or obligations under this Agreement shall have proximately caused the failure to consummate the transactions contemplated by this Agreement on or before the Termination Date, and (ii) the right to terminate this Agreement pursuant to this Section 7.1(d) shall not be available to the Company if any of the Company’s or Transferor’s breach of its covenants or obligations under this Agreement shall have proximately caused the failure to consummate the transactions contemplated by this Agreement on or before the Termination Date; provided, further, the Parties may mutually agree in writing to extend the Termination Date in the event all material closing conditions have been satisfied and regulatory approval is pending.

(e) by either Bannix or the Company, if any Governmental Entity shall have issued an Order or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by this Agreement and such Order or other action shall have become final and non-appealable;

(f) by either Bannix or the Company if the Bannix Stockholders Meeting has been held (including any adjournment or postponement thereof), has concluded, the Bannix Stockholders have duly voted and the Bannix Stockholder Approval was not obtained; or

(g) by Bannix, if (i) the Company does not deliver, or cause to be delivered to Bannix, a Transaction Support Agreement duly executed by each Transferor in accordance with Section 5.9(a) on or prior to the Transaction Support Agreement Deadline or (ii) each of the Company Shareholder Resolutions have not been duly passed on or prior to the time at which the Proxy Statement is declared effective under the Securities Act.

Section 7.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 7.1, this entire Agreement shall forthwith become void (and there shall be no Liability or obligation on the part of the Parties and their respective Representatives) with the exception of this Section 7.2, Article 8 and Article 1 (to the extent related to the foregoing), each of which shall survive such termination and remain valid and binding obligations of the Parties. For the avoidance of doubt, the Confidentiality Agreement and Supplemental Confidentiality Agreement shall survive such termination and remain valid and binding obligations of the parties thereto in accordance with their respective terms. Notwithstanding the foregoing or anything to the contrary herein, the termination of this Agreement pursuant to Section 7.1 shall not affect any Liability on the part of any Party for a willful and material breach of any covenant or agreement set forth in this Agreement prior to such termination or actual fraud.

Article 8
MISCELLANEOUS

Section 8.1 Non-Survival. The representations, warranties, agreements and covenants in this Agreement shall terminate at the Effective Time, except for those covenants and agreements that, by their terms, contemplate performance after the Effective Time. Notwithstanding the foregoing:

(a) Sections 5.5(c) (Transferors’ indemnification of Taxes) and Section 5.18 (Transferors Restrictive Covenants), and Article 8 and Article 1 (to the extent related to the foregoing), shall survive and continue in full force and effect after the termination of this Agreement pursuant to Section 8.1;

(b) Bannix shall be entitled to bring a claim and all of its rights are preserved in respect of any breach by the Company or any of the Transferors (as the case may be) of the Company Fundamental Representations, Section 2.1 (Acquisition of the Shares), Section 3.23 (Information Supplied) or Section 5.7 (Preparation of Proxy Statement) on or prior to the termination of this Agreement pursuant to this Section 8.1; and

(c) this Section 8.1 shall not affect any Liability on the part of any Party for actual fraud.

Section 8.2 Entire Agreement; Assignment. This Agreement (together with the Ancillary Documents) constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. This Agreement may not be assigned by any Party (whether by operation of law or otherwise) without the prior written consent of (a) Bannix and the Company prior to Closing and (b) Bannix, the Bannix Sponsor and the Company after the Closing. Any attempted assignment of this Agreement not in accordance with the terms of this Section 8.2 shall be void.

Section 8.3 Amendment. This Agreement may be amended or modified only by a written agreement executed and delivered by (a) Bannix and the Company prior to the Closing and (b) Bannix, the Bannix Sponsor, Transferors and the Company after the Closing. This Agreement may not be modified or amended except as provided in the immediately preceding sentence and any purported amendment by any Party or Parties effected in a manner which does not comply with this Section 8.3 shall be void, ab initio.

Section 8.4 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given) by delivery in person, by e-mail (having obtained electronic delivery confirmation thereof (i.e., an electronic record of the sender that the e-mail was sent to the intended recipient thereof without an “error” or similar message that such e-mail was not received by such intended recipient)), or by registered or certified mail (postage prepaid, return receipt requested) (upon receipt thereof) to the other Parties as follows:

(a) If to Bannix, to:

8265 West Sunset Blvd., Suite #107
West Hollywood, CA 90046
(323) 682-8949
Attn:	CEO
Email:	doug.davis@bannixacquisition.com

with a copy (which shall not constitute notice) to:		Fleming PLLC
30 Wall Street, 8th Floor
New York, New York 10005

 (b) If to the Company, to:

Unit 8 Riverside
Campbell Road
Stoke-On-Trent
Staffordshire ST4 4RJ
T: +44 01782 640650
Attn:	CEO
Email:	sl@evieautonomous.com

with a copy (which shall not constitute notice) to:		Beswicks Legal
West Court, Campbell Road
Stoke-on-Trent ST4 4FB

or to such other address as the Party to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

Section 8.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

Section 8.6 Fees and Expenses. Except as otherwise set forth in this Agreement, all fees and expenses incurred in connection with this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby, including the fees and disbursements of counsel, financial advisors and accountants, shall be paid by the Party incurring such fees or expenses; provided, that, for the avoidance of doubt, if this Agreement is terminated in accordance with its terms, the Company shall pay, or cause to be paid, all Unpaid Company Expenses and Bannix shall pay, or cause to be paid, all Unpaid Bannix Expenses.

Section 8.7 Construction; Interpretation. The term “this Agreement” means this Business Combination Agreement together with the Schedules and Exhibits hereto, as the same may from time to time be amended, modified, supplemented or restated in accordance with the terms hereof. The headings set forth in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement. No Party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions hereof, and all provisions of this Agreement shall be construed according to their fair meaning and not strictly for or against any Party. Unless otherwise indicated to the contrary herein by the context or use thereof: (a) the words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole, including the Schedules and Exhibits, and not to any particular section, subsection, paragraph, subparagraph or clause set forth in this Agreement; (b) masculine gender shall also include the feminine and neutral genders, and vice versa; (c) words importing the singular shall also include the plural, and vice versa; (d) the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation”; (e) references to “$” or “dollar” or “US$” shall be references to United States dollars, and references to “£” or “GBP” shall be references to the lawful currency of the United Kingdom; (f) the word “or” is disjunctive but not necessarily exclusive; (g) the words “writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form; (h) the word “day” means calendar day unless Business Day is expressly specified; (i) the word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; (j) all references to Articles, Sections, Exhibits or Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement; (k) the words “provided” or “made available” or words of similar import (regardless of whether capitalized or not) shall mean, when used with reference to documents or other materials required to be provided or made available to Bannix, any documents or other materials posted to the electronic data room located at ___________ under the project name “ “ as of 5:00 p.m., Eastern Time, at least one (1) Business Day prior to the date of this Agreement, an index of which is at Section 8.7 of the Company Disclosure Schedules; (l) all references to any Law will be to such Law as amended, supplemented or otherwise modified or re-enacted from time to time; and (m) all references to any Contract are to that Contract as amended or modified from time to time in accordance with the terms thereof (subject to any restrictions on amendments or modifications set forth in this Agreement). If any action under this Agreement is required to be done or taken on a day that is not a Business Day, then such action shall be required to be done or taken not on such day but on the first succeeding Business Day thereafter.

Section 8.8 Exhibits and Schedules. All Exhibits and Schedules, or documents expressly incorporated into this Agreement, are hereby incorporated into this Agreement and are hereby made a part hereof as if set out in full in this Agreement. The Schedules shall be arranged in sections and subsections corresponding to the numbered and lettered Sections and subsections set forth in this Agreement. Any item disclosed in the Company Disclosure Schedules or in the Bannix Disclosure Schedules corresponding to any Section or subsection of Article 3 (in the case of the Company Disclosure Schedules) or Article 4 (in the case of the Bannix Disclosure Schedules) shall be deemed to have been disclosed with respect to every other section and subsection of Article 3 (in the case of the Company Disclosure Schedules) or Article 4 (in the case of the Bannix Disclosure Schedules), as applicable, where the relevance of such disclosure to such other Section or subsection is reasonably apparent on the face of the disclosure. The information and disclosures set forth in the Schedules that correspond to the section or subsections of Article 3 or Article 4 may not be limited to matters required to be disclosed in the Schedules, and any such additional information or disclosure is for informational purposes only and does not necessarily include other matters of a similar nature.

Section 8.9 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each Party and its successors and permitted assigns and, except as provided in Section 5.14, the last sentence of this Section 8.9 and Section 8.13, nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement. The Bannix Sponsor shall be an express third-party beneficiary of Section 5.4, Section 5.15(d), Section 5.16, Section 8.2, Section 8.3, this Section 8.9 and Section 8.14.

Section 8.10 Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable Law, but if any term or other provision of this Agreement is held to be invalid, illegal or unenforceable under applicable Law, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision of this Agreement is invalid, illegal or unenforceable under applicable Law, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

Section 8.11 Counterparts; Electronic Signatures. This Agreement and each Ancillary Document (including any of the closing deliverables contemplated hereby) may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement or any Ancillary Document (including any of the closing deliverables contemplated hereby) by e-mail, or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement or any such Ancillary Document.

Section 8.12 Knowledge of Company; Knowledge of Bannix. For all purposes of this Agreement, the phrase “to the Company’s knowledge” and “known by the Company” and any derivations thereof shall mean as of the applicable date, the actual knowledge of the individuals set forth on Section 8.12(a) of the Company Disclosure Schedules, assuming reasonable due inquiry and investigation of his or her direct reports. For all purposes of this Agreement, the phrase “to Bannix’s knowledge” and “to the knowledge of Bannix” and any derivations thereof shall mean as of the applicable date, the actual knowledge of the individuals set forth on Section 8.12(b) of the Bannix Disclosure Schedules, assuming reasonable due inquiry and investigation of his or her direct reports. For the avoidance of doubt, none of the individuals set forth on Section 8.12(a) of the Company Disclosure Schedules or Section 8.12(b) of the Bannix Disclosure Schedules shall have any personal Liability or obligations regarding such knowledge.

Section 8.13 No Recourse. This Agreement may only be enforced against, and any action for breach of this Agreement may only be made against, the Parties, and without limiting the generality of the foregoing, none of the Representatives of Bannix or the Company (other than the Transferors) shall have any Liability arising out of or relating to this Agreement or the transactions contemplated hereby, including with respect to any claim (whether in tort, contract or otherwise) for breach of this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, except as expressly provided herein.

Section 8.14 Extension; Waiver. The Company may (a) extend the time for the performance of any of the obligations or other acts of Bannix set forth herein, (b) waive any inaccuracies in the representations and warranties of Bannix set forth herein or (c) waive compliance by Bannix with any of the agreements or conditions set forth herein. Bannix (prior to the Closing Date) and the Bannix Sponsor (after the Closing Date), may (i) extend the time for the performance of any of the obligations or other acts of the Company set forth herein, (ii) waive any inaccuracies in the representations and warranties of the Company set forth herein or (iii) waive compliance by the Company with any of the agreements or conditions set forth herein. Any agreement on the part of any such Party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such Party. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of any Party to assert any of its rights hereunder shall not constitute a waiver of such rights.

Section 8.15 Waiver of Jury Trial. THE PARTIES EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY PROCEEDING, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR UNDER ANY ANCILLARY DOCUMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY ANCILLARY DOCUMENT OR ANY OF THE TRANSACTIONS RELATED HERETO OR THERETO OR ANY FINANCING IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH PROCEEDING, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 8.15.

Section 8.16 Submission to Jurisdiction. Each of the Parties irrevocably and unconditionally submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction, any state or federal court within State of New York, New York County), for the purposes of any Proceeding, claim, demand, action or cause of action (a) arising under this Agreement or under any Ancillary Document or (b) in any way connected with or related or incidental to the dealings of the Parties in respect of this Agreement or any Ancillary Document or any of the transactions contemplated hereby or any of the transactions contemplated thereby, and irrevocably and unconditionally waives any objection to the laying of venue of any such Proceeding in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Proceeding has been brought in an inconvenient forum. Each Party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Proceeding claim, demand, action or cause of action against such Party (i) arising under this Agreement or under any Ancillary Document or (ii) in any way connected with or related or incidental to the dealings of the Parties in respect of this Agreement or any Ancillary Document or any of the transactions contemplated hereby or any of the transactions contemplated thereby, (A) any claim that such Party is not personally subject to the jurisdiction of the courts as described in this Section 8.16 for any reason, (B) that such Party or such Party’s property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (C) that (x) the Proceeding, claim, demand, action or cause of action in any such court is brought against such Party in an inconvenient forum, (y) the venue of such Proceeding, claim, demand, action or cause of action against such Party is improper or (z) this Agreement, or the subject matter hereof, may not be enforced against such Party in or by such courts. Each Party agrees that service of any process, summons, notice or document by registered mail to such party’s respective address set forth in Section 8.4 shall be effective service of process for any such Proceeding, claim, demand, action or cause of action.

Section 8.17 Remedies. Except as otherwise expressly provided herein, any and all remedies provided herein will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the Parties do not perform their respective obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate the transactions contemplated by this Agreement) in accordance with their specific terms or otherwise breach such provisions. It is accordingly agreed that the Parties shall be entitled to seek an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case, without posting a bond or undertaking and without proof of damages and this being in addition to any other remedy to which they are entitled at law or in equity. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief when expressly available pursuant to the terms of this Agreement on the basis that the other parties have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity.

Section 8.18 Trust Account Waiver. Reference is made to the final prospectus of Bannix, filed with the SEC (File No. 333-253324) on September 13, 2021 (the “Prospectus”). Each of the Transferors and the Company acknowledges and agrees and understands that Bannix has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering (the “IPO”) and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of Bannix’s public stockholders (including overallotment shares acquired by Bannix’s underwriters, the “Public Stockholders”), and Bannix may disburse monies from the Trust Account only in the express circumstances described in the Prospectus. For and in consideration of Bannix entering into this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Transferors and Company agrees on behalf of itself and its Representatives that, notwithstanding the foregoing or anything to the contrary in this Agreement, none of the Transferors, the Company nor any of their respective Representatives does now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, this Agreement or any proposed or actual business relationship between Bannix or any of its Representatives, on the one hand, and, the Transferors, the Company or any of their respective Representatives, on the other hand, or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Trust Account Released Claims”). The Transferors and the Company, on their own behalf and on behalf of their respective Representatives, hereby irrevocably waives any Trust Account Released Claims that it or any of its Representatives may have against the Trust Account (including any distributions therefrom) now or in the future as a result of, or arising out of, any negotiations, or Contracts with Bannix or its Representatives and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of any agreement with Bannix or its Affiliates).

* * * * *

IN WITNESS WHEREOF, each of the Parties has caused this Business Combination Agreement to be duly executed on its behalf as of the day and year first above written.

“BANNIX”

BANNIX ACQUISITION CORP.

By: /s/ Douglas Davis
Name: Douglas Davis
Title: CEO

“COMPANY”

EVIE AUTONOMOUS GROUP

By: /s/ Steven Lake
Name: Steven Lake
Title: CEO

“TRANSFERORS”

By: /s/ Steven Lake
Name: Steven Lake

[Signature Page to Business Combination Agreement]

Annex B

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
BANNIX ACQUISITION CORP.

Bannix Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

ONE: The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 4, 2021, under the name “Bannix Acquisition Corp.” (the “Original Certificate”). The Original Certificate was amended and restated by the amended and restated certificate of incorporation of the Corporation filed with the office of the Secretary of State of the State of Delaware on September 9, 2021 and as amended by the certificate of amendment to the certificate of incorporation filed with the Secretary of the State of Delaware on March 9, 2023 (the “Amended and Restated Certificate”).

TWO: This second amended and restated certificate of incorporation of the Corporation (the “Second Amended and Restated Certificate”), which both restates and further amends the provisions of the Amended and Restated Certificate, has been duly adopted by the Board of Directors (the “Board of Directors”) and the stockholders of the Corporation in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”).

THREE: Effective as of [•], 2023, the text of the Amended and Restated Certificate of the Corporation is hereby amended and restated in its entirety as follows:

ARTICLE I

NAME

The name of the corporation is [___________] (the ‘Corporation’).

ARTICLE II

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE III

REGISTERED AGENT

The address of the Corporation’s registered office in the State of Delaware is 3411 Silverside Road, Tatnall Building, #104, in the City of Wilmington, in the County of New Castle, Delaware 19810. The name of its Registered Agent at such address is Corporate Creations Network Inc.

ARTICLE IV

CAPITALIZATION

Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.01 per share, which the Corporation is authorized to issue is 410,000,000 shares, consisting of (a) 400,000,000 shares of common stock (the ‘Common Stock’), and (b) 10,000,000 shares of preferred stock (the ‘Preferred Stock’).

Section 4.2 Preferred Stock. The Board of Directors of the Corporation (the ‘Board’) is hereby expressly authorized, subject to any limitations prescribed by law, to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a ‘Preferred Stock Designation’) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

Section 4.3 Common Stock.

(a) Voting.

(i) Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), the holders of the Common Stock shall exclusively possess all voting power with respect to the Corporation.

(ii) Except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of the Common Stock are entitled to vote. The holders of shares of Common Stock shall not have cumulative voting rights.

(iii) Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, holders of the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders.

(iv) No holder of Common Stock shall be entitled, as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class or series whatsoever or of securities convertible into stock of any class whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration, or by way of dividend.

(b) Dividends. Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

(c) Liquidation, Dissolution or Winding Up of the Corporation. Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.

Section 4.4 Rights, Warrants and Options. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.

Section 4.5 Vote to Increase or Decrease Authorized Shares. The number of authorized shares of Preferred Stock or Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, without a separate class vote of the holders of the Preferred Stock, or any series thereof, irrespective of the provisions of Section 242(b)(2) of the DGCL, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock.

ARTICLE V

BOARD OF DIRECTORS

Section 5.1 Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Amended and Restated Certificate or the Bylaws of the Corporation (‘Bylaws’), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Amended and Restated Certificate and any Bylaws adopted by the stockholders; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

Section 5.2 Number, Election and Term.

(a) The number of directors of the Corporation, other than those who may be elected by the holders of one or more series of the Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Board.

(b) Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon.

(c) Subject to Section 5.5 hereof, the directors shall be elected or appointed for a term of office continuing until the next annual meeting of stockholders of the Corporation. Each director shall hold office until such director’s successor is elected and qualified, or until such director’s earlier death, resignation, disqualification or removal from office. Any director may resign at any time upon notice to the Corporation given in writing by any electronic transmission permitted in the Bylaws or in accordance with applicable law.

(d) Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.

Section 5.3 Newly Created Directorships and Vacancies. Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Section 5.4 Removal. Subject to Section 5.5 hereof, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of 66 2/3% of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

Section 5.5 Preferred Stock - Directors. Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.

Section 5.6 Quorum. A quorum for the transaction of business by the directors shall be set forth in the Bylaws.

ARTICLE VI

BYLAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power and is expressly authorized to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Second Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

ARTICLE VII

MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT; STOCKHOLDER ACTION

Section 7.1 Meetings. Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board, and the ability of the stockholders to call a special meeting is hereby specifically denied. Except as provided in the foregoing sentence, special meetings of stockholders may not be called by another person or persons.

Section 7.2 Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

Section 7.3 Action by Written Consent. Except as may be otherwise provided for or fixed pursuant to this Second Amended and Restated Certificate (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders.

Section 7.4 Stockholder Action. Special meetings of stockholders may be called only by (a) the Board of Directors pursuant to a resolution adopted by a majority of the directors then in office; (b) the Chairman of the Board of Directors; (c) the Chief Executive Officer of the Corporation; or (d) the President of the Corporation.

ARTICLE VIII

LIMITED LIABILITY; INDEMNIFICATION

Section 8.1 Limitation of Director Liability. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended unless a director violated his or her duty of loyalty to the Corporation or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from his or her actions as a director. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

Section 8.2 Indemnification and Advancement of Expenses.

(a) To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a ‘proceeding’) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an ‘indemnitee’), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

(b) The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c) Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d) This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

ARTICLE IX

CORPORATE OPPORTUNITY

To the extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Amended and Restated Certificate or in the future, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation, except, the doctrine of corporate opportunity shall apply with respect to any of the directors or officers of the Corporation with respect to a corporate opportunity that was offered to such person solely in his or her capacity as a director or officer of the Corporation and (i) such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue and (ii) the director or officer is permitted to refer that opportunity to the Corporation without violating any legal obligation.

ARTICLE X

AMENDMENT OF SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges of whatever nature herein conferred upon stockholders, directors or any other persons by and pursuant to this Second Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article X.

ARTICLE XI

EXCLUSIVE FORUM FOR CERTAIN LAWSUITS

Section 11.1 Forum. Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by the applicable law, the Court of Chancery of the State of Delaware (the ‘Court of Chancery’) shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL or this Amended and Restated Certificate or the Bylaws, or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine and, if brought outside of Delaware, the stockholder bringing the suit will be deemed to have consented to service of process on such stockholder’s counsel, except for, as to each of (i) through (iv) above, any claim (A) as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), (B) which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or (C) for which the Court of Chancery does not have subject matter jurisdiction. Notwithstanding the foregoing, (i) the provisions of this Section 11.1 will not apply to suits brought to enforce a duty or liability created by the Securities Act, the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction, and (ii) unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery and the federal district courts of the United States of America shall, to the fullest extent permitted by law, have concurrent jurisdiction for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder. Any person or entity purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 11.1.

Section 11.2 Consent to Jurisdiction. If any action the subject matter of which is within the scope of Section 11.1 immediately above is filed in a court other than a court located within the State of Delaware (a ‘Foreign Action’) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 11.1 immediately above (an ‘FSC Enforcement Action’) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Section 11.3 Severability. If any provision or provisions of this Article XI shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XI (including, without limitation, each portion of any sentence of this Article XI containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI.

ARTICLE XII

MISCELLANEOUS

If any provision of this Second Amended and Restated Certificate becomes or is declared on any ground by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Second Amended and Restated Certificate, and the court shall replace such illegal, void or unenforceable provision of this Second Amended and Restated Certificate with a valid and enforceable provision that most accurately reflects the Corporation’s intent, in order to achieve, to the maximum extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Second Amended and Restated Certificate shall be enforceable in accordance with its terms.

[Signature Page Follows]

IN WITNESS WHEREOF, Bannix Acquisition Corp. has caused this Second Amended and Restated Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

Bannix Acquisition Corp.

By:
Name:
Title: Chairman and Chief Executive Officer

[Signature Page to Second Amended and Restated Certificate of Incorporation]

Annex C

AMENDED AND RESTATED BYLAWS OF [_____], INC.

(Effective as of [•], 2023)

ARTICLE 1

CORPORATE OFFICES

Section 1.1                Registered Office. The registered office of [_____], Inc. (the “Corporation”) shall be fixed in the Corporation’s certificate of incorporation. References in these bylaws to the certificate of incorporation, as the same shall be amended and/or restated from time to time (the “Certificate”), shall include the terms of any certificate of designations of any series of preferred stock.

Section 1.2                Other Offices. The Corporation also may have offices at such other places, both within and without the State of Delaware, as the Board of Directors of the Corporation (the “Board”) may from time to time determine or the business of the Corporation may require.

ARTICLE 2

MEETINGS OF STOCKHOLDERS

Section 2.1                 Time and Place of Meetings. Meetings of stockholders shall be held at any time and place, within or without the State of Delaware, designated by the Board. In the absence of any such designation, stockholders’ meetings shall be held at the Corporation’s principal executive office.

Section 2.2                 Annual Meeting. The annual meeting of stockholders shall be held on such date, at such time and at such place within or without the State of Delaware as shall be designated from time to time by the Board and stated in the Corporation’s notice of the meeting. At the annual meeting, directors shall be elected and any other business properly brought before the meeting may be transacted.

Section 2.3                 Special Meeting.

(i)                 A special meeting of the stockholders, other than those required by statute, may be called at any time only in the manner provided in the Certificate. The Board may cancel, postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the stockholders.

(ii)                The notice of a special meeting shall include the purpose for which the meeting is called. Only such business shall be conducted at a special meeting of stockholders as shall have been set forth in the notice of such meeting. Nothing contained in this Section 2.3(ii) shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the Board may be held.

Section 2.4                 Advance Notice Procedures.

(i)                 Advance Notice of Stockholder Business. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be brought: (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto) or proxy materials with respect to such meeting, (B) by or at the direction of the Board (or any authorized committee thereof), or (C) by a stockholder of the Corporation who (1) is a stockholder of record at the time of the giving of the notice required by Sections 2.4(i)-(iii) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has timely complied in proper written form with the procedures set forth in Sections 2.4(i)-(iii). In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to these bylaws and applicable law. Except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations) (the “1934 Act”), and included in the notice of meeting given by or at the direction of the Board, for the avoidance of doubt, clause (C) above shall be the exclusive means for a stockholder to bring business before an annual meeting of stockholders.

(a)                 For business to be properly brought before an annual meeting by a stockholder pursuant to clause Section 2.4(i)(C) above, a stockholder’s notice must set forth all information required under this Section 2.4(i) and must be received by the Secretary of the Corporation at the principal executive offices of the Corporation not later than the 90th day nor earlier than the 120th day before the one-year anniversary of the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be received by the Secretary of the Corporation not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the tenth day following the day on which a Public Announcement (as defined below) of the date of such annual meeting is first made. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described in this Section 2.4(i)(a). “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

(b)                  To be in proper written form, a stockholder’s notice to the Secretary of the Corporation must set forth as to each matter of business the stockholder intends to bring before the annual meeting: (1) a brief description of the business intended to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business and any Stockholder Associated Person (as defined below), (3) the class or series and number of shares of the Corporation that are held of record or are beneficially owned, directly or indirectly, by the stockholder or any Stockholder Associated Person and any Derivative Instruments (as defined below) held or beneficially owned, directly or indirectly, by the stockholder or any Stockholder Associated Person, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Associated Person with respect to any securities of the Corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to any securities of the Corporation, (5) any proxy, contract, arrangement, understanding or relationship pursuant to which the stockholder or a Stockholder Associated Person has a right to vote any shares of any security of the Corporation, (6) any rights to dividends on the shares of the Corporation beneficially owned by the stockholder or a Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation, (7) any performance-related fees (other than asset-based fees) that the stockholder or a Stockholder Associated Person is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, (8) any material interest of the stockholder or a Stockholder Associated Person in such business and (9) a statement whether such stockholder or any Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal (such information provided and statements made as required by clauses (1) through (9), a “Business Solicitation Statement”). In addition, to be in proper written form, a stockholder’s notice to the Secretary of the Corporation must be supplemented not later than ten days following the record date for notice of the meeting to disclose the information contained in clauses (3) through (7) above as of the record date for notice of the meeting. For purposes of this Section 2.4, a “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii). For purposes of this Section 2.4, a “Derivative Instrument” shall mean any option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of capital stock of the Corporation or otherwise.

(c)                  Without exception, no business shall be conducted at any annual meeting except in accordance with the provisions set forth in this Section 2.4(i) and, if applicable, Section 2.4(ii). In addition, business proposed to be brought by a stockholder may not be brought before the annual meeting if such stockholder or a Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that business was not properly brought before the annual meeting in accordance with the provisions prescribed by these bylaws, and, if the chairperson should so determine, he or she shall so declare at the annual meeting that any such business not properly brought before the annual meeting shall not be conducted.

(ii)                Advance Notice of Director Nominations at Annual Meetings. Notwithstanding anything in these bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in this Section 2.4(ii) shall be eligible for election or re-election as directors at an annual meeting of stockholders. Nominations of persons for election or re-election to the Board shall be made at an annual meeting of stockholders only (A) by or at the direction of the Board or (B) by a stockholder of the Corporation who (1) was a stockholder of record at the time of the giving of the notice required by this Section 2.4(ii) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has complied with the notice procedures set forth in this Section 2.4(ii). In addition to any other applicable requirements, for a nomination to be made by a stockholder, the stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

(a)                 To comply with clause (B) of Section 2.4(ii) above, a nomination to be made by a stockholder must set forth all information required under this Section 2.4(ii) and must be received by the Secretary of the Corporation at the principal executive offices of the Corporation at the time set forth in, and in accordance with Section 2.4(i)(a).

(b)                  To be in proper written form, such stockholder’s notice to the Secretary must set forth:

(1)                 as to each person (a “nominee”) whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class or series and number of shares of the Corporation that are held of record or are beneficially owned, directly or indirectly, by the nominee and any Derivative Instruments held or beneficially held of record or are beneficially owned, directly or indirectly, by the nominee, (D) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (E) any proxy, contract, arrangement, understanding or relationship pursuant to which the nominee has a right to vote any shares of any security of the Corporation, (F) any rights to dividends on the shares of the Corporation beneficially owned by the nominee that are separated or separable from the underlying shares of the Corporation, (G) any performance-related fees (other than asset-based fees) that the nominee is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, (H) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, (I) a written statement executed by the nominee acknowledging that as a director of the Corporation, the nominee will owe a fiduciary duty under Delaware law with respect to the Corporation and its stockholders and (J) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or re-election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected or re-elected, as the case may be); and

(2)               as to such stockholder giving notice, (A) the information required to be provided pursuant to clauses (2) through (7) of Section 2.4(i)(b) above, and the supplement referenced in the second sentence of Section 2.4(i)(b) above (except that the references to “business” in such clauses shall instead refer to nominations of directors for purposes of this paragraph), and (B) a statement whether such stockholder or Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of a number of the Corporation’s voting shares reasonably believed by such stockholder or Stockholder Associated Person to be necessary to elect or re-elect such nominee(s) (such information provided and statements made as required by clauses (A) and (B) above, a “Nominee Solicitation Statement”).

(c)                 At the request of the Board, any person nominated by a stockholder for election or re-election as a director must furnish to the Secretary of the Corporation (1) that information required to be set forth in the stockholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given, (2) a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request of any stockholder of record identified by name within five business days of such written request), (3) such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director or audit committee financial expert of the Corporation under applicable laws, securities exchange rules or regulations, or any publicly-disclosed corporate governance guideline or committee charter of the Corporation and (4) such information that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee. In the absence of the furnishing of such information if requested, such stockholder’s nomination shall not be considered in proper form pursuant to this Section 2.4(ii).

(d)                  No person shall be eligible for election or re-election as a director of the Corporation at an annual meeting of stockholders unless nominated in accordance with the provisions set forth in this Section 2.4(ii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in accordance with the provisions prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the annual meeting, and the defective nomination shall be disregarded.

(iii)              Other Requirements and Rights. In addition to the foregoing provisions of this Section 2.4, a stockholder must also comply with all applicable requirements of state law and of the 1934 Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.4. Nothing in this Section 2.4 shall be deemed to affect any rights of:

(i)                 a stockholder to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act; or

(ii)                the Corporation to omit a proposal from the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act.

Section 2.5                Notice of Stockholders’ Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the General Corporation Law of the State of the Delaware (the “DGCL”), the Certificate or these bylaws, the written notice of any meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

Section 2.6                Quorum. The holders of a majority of the aggregate voting power of the capital stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders, except as otherwise required by the DGCL, the Certificate or these bylaws. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum (as to such class or series) entitled to take action with respect to that vote on that matter, except as otherwise provided by law, the Certificate or these bylaws. Abstentions and non-votes by brokers are counted as present for purposes of determining a quorum.

If a quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the meeting, or (ii) the holders of a majority of the shares entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

Section 2.7                Adjourned Meeting; Notice. When a meeting is adjourned to another time and/or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days or a new record date for stockholders entitled to vote is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 2.8                Conduct of Business. The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business. The chairperson of any meeting of stockholders shall be designated by the Board; in the absence of such designation, the Chairman of the Board, if any, the Chief Executive Officer (in the absence of the chairperson) or the President (in the absence of the Chairman of the Board and the Chief Executive Officer), or in their absence any other executive officer of the Corporation, shall serve as chairperson of the stockholder meeting.

Section 2.9                 Voting.

(i)                 Voting Rights. Except as may be otherwise provided by law, the Certificate or these bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder. Any share of capital stock of the Corporation held by the Corporation shall have no voting rights.

(ii)                Vote Required. Except as otherwise required by law, the Certificate or these bylaws, in all matters other than the election of directors, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Except as otherwise required by law, the Certificate or these bylaws, the vote required for election of a director by the stockholders at a meeting of stockholders shall, except in a contested election, be the affirmative vote of a majority of the votes cast in favor or against the election of a nominee at a meeting of stockholders. In a contested election, the directors shall be elected by a plurality of the votes cast at a meeting of stockholders by the holders of stock entitled to vote in such election. For purposes of Section 2.9(ii), (i) a “contested election” means that as of the record date for the meeting at which the election is held, there are more nominees for election than positions on the Board of Directors and (ii) a “majority of the votes cast” means that the number of votes cast in favor of the election of a director exceeds the number of votes cast against the election of that director.

(iii)              Abstentions and Broker Non-Votes. In determining the number of votes cast for or against a proposal or nominee, shares abstaining from voting on a matter will not be treated as a vote cast. A non-vote by a broker will be counted for purposes of determining a quorum but not for purposes of determining the number of votes cast.

Section 2.10              No Stockholder Action by Written Consent Without a Meeting. Subject to the rights of the holders of any series of preferred stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

Section 2.11               Record Dates.

(i)                 In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting.

(ii) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

Section 2.12             Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL. A written proxy may be in the form of a telegram, cablegram, or other means of electronic transmission permitted by law, which results in a writing from such stockholder or by his attorney and delivered to the Secretary of the meeting.

Section 2.13            List of Stockholders Entitled to Vote. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date. The stockholder list shall be arranged in alphabetical order and show the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting (i) at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or (ii) during ordinary business hours at the Corporation’s principal place of business.

ARTICLE 3

DIRECTORS

Section 3.1               Board Power. The business and affairs of the Corporation shall be managed by or under the direction of the Board, except as may be otherwise provided in the DGCL or the Certificate.

Section 3.2                 Board Size. The Board shall consist of no less than 3 members and no more than 5 members, each of whom shall be a natural person. The number of directors shall be determined from time to time solely by resolution of the Board in accordance with the provisions of the Certificate. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

Section 3.3                Election, Qualification and Term of Office of Directors. Except as provided in Section 3.4, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation, disqualification or removal from office. Directors need not be stockholders unless so required by the Certificate or these bylaws. The Certificate or these bylaws may prescribe other qualifications for directors.

Section 3.4               Removal of Directors. Any director may be removed from office by the stockholders of the Corporation only for cause by the affirmative vote of at least 66 2/3% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

Section 3.5                 Resignation and Vacancies. Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Acceptance of such resignation shall not be necessary to make it effective.

Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A person so elected by the directors then in office to fill a vacancy or newly created directorship shall hold office until the next annual meeting of stockholders of the Corporation and until his or her successor is elected and qualified, or until such director’s earlier death, resignation, disqualification or removal from office.

Section 3.6               Place of Meetings; Meetings by Telephone. The Board may hold meetings, both regular and special, either within or without the State of Delaware. Members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

Section 3.7                Regular Meetings. Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

Section 3.8                Special Meetings; Notice. Special meetings of the Board for any purpose or purposes may be called at any time by the Chairman of the Board, the Chief Executive Officer, the President or a majority of the authorized number of directors, at such times and places as he or she or they shall designate. Notice of special meetings of the Board shall be given to each director at least 48 hours before the date of the meeting in such manner as is determined by the Board.

Section 3.9               Quorum; Voting. At all meetings of the Board, a majority of the total number of directors then in office shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the Certificate or these bylaws.

Section 3.10              Board Action by Written Consent Without a Meeting. Unless otherwise restricted by the Certificate or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee.

Section 3.11              Fees and Compensation of Directors. Unless otherwise restricted by the Certificate or these bylaws, the Board shall have the authority to fix the compensation of directors.

ARTICLE 4

COMMITTEES

Section 4.1                Committees of Directors. The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Corporation.

Section 4.2                Committee Minutes. Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

Section 4.3                 Meetings and Action of Committees.

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(a)              Section 3.6 (place of meetings and meetings by telephone);

(b)              Section 3.7 (regular meetings);

(c)              Section 3.8 (special meetings; notice);

(d)              Section 3.9 (quorum; voting);

(e)              Section 3.10 (action without a meeting); and

(f)               Section 7.5 (waiver of notice)

(g)             with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members. However:

(i)               the time of regular meetings of committees may be determined by resolution of the committee; and

(ii)               special meetings of committees may also be called by resolution of the committee.

The Board may adopt rules for the governance of any committee not inconsistent with the provisions of these bylaws.

Section 4.4                 Subcommittees. Unless otherwise provided under applicable law, or in the Certificate, these bylaws or the resolutions of the Board designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

ARTICLE 5

OFFICERS

Section 5.1                Officers. The officers of the Corporation shall be a Chairman of the Board, a Chief Executive Officer, a President, one or more Executive Vice President or Vice Presidents, a Chief Operating Officer, a Chief Financial Officer, a Secretary and a Treasurer and such other officers and assistant officers as may be deemed necessary or desirable by the Board. Any number of offices may be held by the same person. In its discretion, the Board may choose not to fill any office for any period as it may deem advisable; provided, however, that there shall always be (i) a Chairman of the Board, a President or a Vice President and (ii) a Treasurer, a Secretary, an Assistant Treasurer or an Assistant Secretary.

Section 5.2               Appointment of Officers. The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3, subject to the rights, if any, of an officer under any contract of employment. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in this Article V for the regular election to such office.

Section 5.3               Subordinate Officers. The Board may appoint, or empower the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

Section 5.4                Removal and Resignation of Officers. Any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board. Any officer may resign at any time by giving written or electronic notice to the Corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the officer. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

Section 5.5                Vacancies in Offices. Any vacancy occurring in any office of the Corporation shall be filled by the Board as provided in Section 5.2 and Section 5.3.

Section 5.6                Representation of Shares of Other Corporations. The Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer, the Secretary or Assistant Secretary of this Corporation, or any other person authorized by the Board, the Chairman of the Board, the Chief Executive Officer, the President or a Vice President, is authorized to vote, represent, and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

Section 5.7              Authority and Duties of Officers. All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

Section 5.8               The Chairman of the Board. The Chairman of the Board shall have the powers and duties customarily and usually associated with the office of the Chairman of the Board. The Chairman of the Board shall preside at meetings of the stockholders and of the Board.

Section 5.9               The Chief Executive Officer. The Chief Executive Officer shall have, subject to the supervision, direction and control of the Board, ultimate authority for decisions relating to the supervision, direction and management of the affairs and the business of the Corporation customarily and usually associated with the position of Chief Executive Officer, including, without limitation, all powers necessary to direct and control the organizational and reporting relationships within the Corporation. If at any time the office of the Chairman and Vice Chairman of the Board shall not be filled, or in the event of the temporary absence or disability of the Chairman of the Board and the Vice Chairman of the Board, the Chief Executive Officer shall perform the duties and exercise the powers of the Chairman of the Board unless otherwise determined by the Board.

Section 5.10             The President. The President shall have, subject to the supervision, direction and control of the Board, the general powers and duties of supervision, direction and management of the affairs and business of the Corporation customarily and usually associated with the position of President. The President shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board, the Chairman of the Board or the Chief Executive Officer. In the event of the absence or disability of the Chief Executive Officer, the President shall perform the duties and exercise the powers of the Chief Executive Officer unless otherwise determined by the Board.

Section 5.11              The Chief Operating Officer. The Chief Operating Officer of the Corporation shall have, subject to the supervision, direction and control of the Board, the Chairman of the Board, the Chief Executive Officer and the President, general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board are carried into effect. The Chief Operating Officer shall have such other powers and perform such duties as may from time be assigned to him or her by the Board, the Chairman of the Board, the Chief Executive Officer or the President.

Section 5.12            The Vice Presidents and Assistant Vice Presidents. Each Vice President and Assistant Vice President shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board, the Chairman of the Board, the Chief Executive Officer or the President.

Section 5.13               The Secretary and Assistant Secretaries.

(i)                 The Secretary shall attend meetings of the Board and meetings of the stockholders and record all votes and minutes of all such proceedings in a book or books kept for such purpose. The Secretary shall have all such further powers and duties as are customarily and usually associated with the position of Secretary or as may from time to time be assigned to him or her by the Board, the Chairman of the Board, the Chief Executive Officer or the President.

(ii)                Each Assistant Secretary shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board, the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant secretaries in the order determined by the Board) shall perform the duties and exercise the powers of the Secretary.

Section 5.14               The Chief Financial Officer, the Treasurer and Assistant Treasurers.

(i)                The Chief Financial Officer shall be responsible for maintaining the Corporation’s accounting records and statements, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation. The Chief Financial Officer shall also maintain adequate records of all assets, liabilities and transactions of the Corporation and shall assure that adequate audits thereof are currently and regularly made. The Chief Financial Officer shall have all such further powers and perform all such further duties as are customarily and usually associated with the position of Chief Financial Officer, or as may from time to time be assigned to him or her by the Board, the Chairman, the Chief Executive Officer or the President. Unless a Treasurer has been appointed separately in accordance with Section 5.2 or Section 5.3, the Chief Financial Officer shall also perform the duties of Treasurer prescribed in paragraph (ii) below.

(ii)                The Treasurer shall have custody of the Corporation’s funds and securities, shall deposit or cause to be deposited moneys or other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by any duly authorized officer of the Corporation, and shall have such further powers and perform such further duties as may from time to time be assigned to him or her by the Board, the Chief Executive Officer, or the President.

(iii)               Each Assistant Treasurer shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board, the Chief Executive Officer, the President, the Chief Financial Officer or the Treasurer.

ARTICLE 6

STOCK

Section 6.1               Stock Certificates; Uncertificated Shares. The shares of the Corporation may be represented by certificated or uncertificated shares, as determined by the Corporation in accordance with applicable law. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation by the Chairman of the Board or Vice Chairman of the Board, or the President or a Vice-President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Corporation shall not have power to issue a certificate in bearer form.

Section 6.2                Special Designation on Certificates. If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this Section 6.2 or Sections 151(f), 156, 202(a) or 218(a) of the DGCL, or with respect to this Section 6.2, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

Section 6.3                 Lost, Stolen or Destroyed Certificates. Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

Section 6.4                Dividends. The Board, subject to any restrictions contained in the Certificate or applicable law, may declare and pay dividends upon the shares of the Corporation’s capital stock. Dividends may be paid in cash, in property, or in shares of the corporation’s capital stock, subject to the provisions of the Certificate.

Section 6.5                Transfer of Stock. Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer; provided, however, that such succession, assignment or authority to transfer is not prohibited by the Certificate, these bylaws, applicable law or contract.

Section 6.6               Stock Transfer Agreements. The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

Section 6.7                 Registered Stockholders. The Corporation:

(i)                 shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

(ii)                shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares; and

(iii)               shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE 7

MANNER OF GIVING NOTICE AND WAIVER

Section 7.1                Notice of Stockholders’ Meetings. Notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the Corporation’s records. An affidavit of the Secretary or an Assistant Secretary of the Corporation or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Section 7.2                 Notice by Electronic Transmission. Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the Certificate or these bylaws, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if:

(i)                 the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent; and

(ii)                such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(iii)               if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(iv)              if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(v)                if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(vi)               if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Section 7.3               Notice to Stockholders Sharing an Address. Except as otherwise prohibited under the DGCL, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under the provisions of the DGCL, the Certificate or these bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any stockholder who fails to object in writing to the Corporation, within 60 days of having been given written notice by the Corporation of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice.

Section 7.4                Notice to Person with Whom Communication Is Unlawful. Whenever notice is required to be given under the DGCL, the Certificate or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate under the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

Section 7.5               Waiver of Notice. Whenever notice is required to be given to stockholders, directors or other persons under any provision of the DGCL, the Certificate or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders or the Board, as the case may be, need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate or these bylaws.

ARTICLE 8

INDEMNIFICATION

Section 8.1               Indemnification of Directors and Officers in Third Party Proceedings. Subject to the other provisions of this Article VIII, the Corporation shall indemnify and hold harmless, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, arbitration, alternative dispute resolution mechanism, investigation, inquiry, judicial, administrative or legislative hearing, or any other threatened, pending or completed proceeding, whether civil, criminal, administrative, legislative, investigative or other nature and including any and all appeals (collectively, each a “Proceeding”) (other than an action by or in the right of the Corporation to procure a judgement in its favor) by reason of the fact that such person is or was a director or officer of the Corporation, or while a director of the Corporation or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all liability and loss suffered and expenses, including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes, damages, claims, penalties and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

Section 8.2                Indemnification of Directors and Officers in Actions by or in the Right of the Corporation. Subject to the other provisions of this Article VIII, the Corporation shall indemnity, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Corporation to procure a judgement in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or while a director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against all liability and loss suffered and expenses, including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes, damages, claims, penalties and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 8.3                Successful Defense. To the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any Proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith to the extent not already advanced pursuant to Section 8.5.

Section 8.4                Indemnification of Others. Subject to the other provisions of this Article VIII, the Corporation shall have power to indemnify its employees and its agents to the extent not prohibited by the DGCL or other applicable law. The Board shall have the power to delegate the determination of whether employees or agents shall be indemnified to such person or persons as the Board determines.

Section 8.5               Advanced Payment of Expenses. Expenses (including attorneys’ fees) incurred by an officer or director of the Corporation in defending any Proceeding shall be paid by the Corporation, and expenses (including attorneys’ fees) incurred by the Corporation’s employees and agents in defending any Proceeding shall be paid by the Corporation, in advance of the final disposition of such Proceeding upon receipt of a written request therefor and an undertaking, by or on behalf of the person, to repay such amounts so advanced if it shall ultimately be determined by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal that such person is not entitled to be indemnified under this Article VIII or the DGCL. The right to advancement of expenses shall not apply if a determination is reasonably made that the facts known at the time such determination is made demonstrate clearly and convincingly that officer, director, employee or agent, as applicable, acted in bad faith or in a manner that such person did not reasonably believe to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal proceeding, that such person had reasonable cause to believe his or her conduct was unlawful. Such determination shall be made: (i) by the Board by a majority vote of directors who are not parties to such proceeding, whether or not such majority constitutes a quorum; (ii) by a committee of such directors designated by a majority vote of such directors, whether or not such majority constitutes a quorum; or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion to the Board, a copy of which shall be delivered to the officer, director, employee or agent, as applicable.

Section 8.6              Limitation on Indemnification. Subject to the requirements in Section 8.3 and the DGCL, the Corporation shall not be obligated to indemnify any person pursuant to this Article VIII in connection with any Proceeding (or any part of any Proceeding):

(i)                 for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(ii)                for an accounting or disgorgement of profits pursuant to Section 16(b) of the 1934 Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(iii)               for any reimbursement of the Corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Corporation, as required in each case under the 1934 Act (including any such reimbursements that arise from an accounting restatement of the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(iv)              initiated by such person (and not by way of defense), unless (a) the Board authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the Corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the Corporation under applicable law, (c) otherwise required to be made under this Section 8.6, or (d) otherwise required by applicable law; or

(v)               if prohibited by applicable law; provided, however, that if any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions of this Article VIII (including, without limitation, each portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

Section 8.7                Determination; Claim. If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within 90 days after receipt by the Corporation of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The Corporation shall indemnify such person against any and all expenses that are incurred by such person in connection with any action for indemnification or advancement of expenses from the Corporation under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the Corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

Section 8.8               Non-Exclusivity of Rights. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate or any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the DGCL or other applicable law.

Section 8.9                 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the DGCL.

Section 8.10              Survival. Notwithstanding anything to the contrary, the rights to indemnification and advancement of expenses conferred by this Article VIII shall be contract rights and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 8.11              Effect Of Repeal Or Modification. Any amendment, alteration or repeal of this Article VIII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to such amendment, alteration or repeal.

Section 8.12              Certain Definitions. For purposes of this Article VIII, references to the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VIII.

ARTICLE 9

GENERAL MATTERS

Section 9.1               Execution of Corporate Contracts and Instruments. Except as otherwise provided by law, the Certificate or these bylaws, the Board may authorize any officer or officers, or agent or agents, to enter into any contract or execute any document or instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 9.2                 Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

Section 9.3                Seal. The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

Section 9.4               Construction; Definitions. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both an entity and a natural person.

ARTICLE 10

AMENDMENTS

The Board is expressly authorized to adopt, alter, amend or repeal these bylaws. The affirmative vote of at least a majority of Board then in office shall be required in order for the Board to adopt, amend, alter or repeal these bylaws. The bylaws may also be adopted, amended or repealed by the affirmative vote of at least a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote upon such adoption, amendment or repeal, voting as a single class.

Annex D

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of September 29, 2022 (the “Effective Date”), by and among Bannix Management LLP, Balaji Venugopal Bhat, Nicholos Hellyer, Subbanarasimhaiah Arun, Vishant Vora and Suresh Yezhuvath (collectively called the ”Seller” and more fully described in Schedule 1), and INSTANT FAME LLC, with an address located at 10620 Southern Highland, Suite 11—151, Las Vegas, NV 89141 (“Buyer”) and Bannix Acquisition Corp., a Delaware corporation (the “Company”).

WHEREAS:

A. Seller and Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the ”SEC”) under the Securities Act of 1933, as amended (the “1933 Act”); and

B. Seller is the holder of shares of common stock and Private Placement Units of the Company trading on the Nasdaq Stock Market under the symbols “BNIX”, “BNIXW” (warrants) and ”BNIXR” (rights) and wishes to sell 385,000 shares of common stock (the ”Shares”), $.01 par value per share (the ”Common Stock”), and 90,000 Private Placement Units consisting of 90,000 shares of Common Stock, the right to receive 9,000 shares of Common Stock upon consummation of the business combination (the ”Right”) and Common Stock Purchase Warrants (the ”Warrant”) to acquire 90,000 shares of Common Stock at an exercise price of $11.50 (the “Units” and collectively with the Shares, the Right and the Warrants, the ”Securities”) and a copy of such Warrant is hereby attached as Exhibit A; and

C. In consideration of Buyer providing the Seller with $200,000 in funding to be used by the Company as working capital, which was provided on September 29, 2022 (the ”Financing”), Buyer will purchase from Seller and Seller will sell to Buyer, the Securities in one closing upon the terms and conditions set forth in this Agreement; and

D. The Company is in need of additional working capital and Buyer is willing to provide the Company with funds for all the working capital purposes and to work with the company to consummate an initial business combination; and

E. Closing. The purchase and sale of the Securities shall take place at one closing (the “Closing”). The Closing of the transaction contemplated by this Agreement shall take place on the date hereof simultaneously with the execution and delivery of this Agreement by all parties hereto (such date, the ”Closing Date”). Subject to the terms and conditions hereof and in reliance on the representations and warranties of the Parties, at the Closing, Buyer shall purchase the Securities from Seller and Seller shall sell, assign and transfer such Securities to Buyer for no further consideration outside of providing the Financing.

NOW THEREFORE, Seller and Buyer severally (and not jointly) hereby agree as follows:

1.	Purchase and Sale of the Securities.

a. Purchase of the Securities. On the Closing Date, Seller shall sell to Buyer and Buyer agrees to purchase from Seller the Securities in consideration of the Buyer providing the Financing. Buyer has provided the Financing by wire transfer on September 29, 2022, which the Company has confirmed receipt of and Seller shall deliver such Securities against delivery of the Financing.

b. Closing Date. Buyer has provided the Financing. Upon execution of this Agreement, the Seller will undertake to deliver the Securities.

c. Closing Deliveries.

(i) At the Closing, Seller shall deliver to Buyer an instruction letter and required medallion guaranteed stock powers from the Seller to the Company’s transfer agent directing the transfer agent to cancel the book entry representing the Securities and re-issue a new book entry representing the Securities in the name of the Buyer.

(ii) On September 29, 2022, Buyer has delivered and paid to the Company the Financing by wire transfer to the account specified by the Company.

(iii) The sale of the Securities will be exempt from the registration requirements of the 1933 Act pursuant to an exemption provided by Section 4(a)(1) thereunder.

2.	Buyer’s Representations and Warranties. Buyer represents and warrants to Seller that:

a. Investment Purpose. Buyer is purchasing the Securities pursuant to this Agreement for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Act; provided, however, that by making the representations herein, Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act; provided, further, the Buyer understands that Buyer is acquiring the Securities subject to those certain lock up provisions set forth in the letter agreement (the “Letter Agreement”) which is attached hereto as Exhibit B, and that the Securities will be restricted from transfer as set forth in such Letter Agreement.

b. Accredited Buyer Status. Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

c. Reliance on Exemptions. Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that Seller is relying upon the truth and accuracy of, and Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of Buyer to acquire the Securities.

d. Information. Buyer acknowledges that the Seller is an affiliate of the Company. Buyer understands that his investment in the Securities involves a significant degree of risk. Buyer is not aware of any facts that may constitute a breach of any of Seller’s representations and warranties made herein.

e. Governmental Review. Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

f. Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of Buyer, and this Agreement constitutes a valid and binding agreement of Buyer enforceable in accordance with its terms.

g. Buyer acknowledges and understands that the Securities are subject to significant restrictions as set forth in the Letter Agreement in the form attached as Exhibit B hereto. Buyer agrees to be bound by all such limitations.

3.	Representations and Warranties of Seller. Seller represents and warrants to Buyer that:

a. Organization and Qualification. The Company and each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. ”Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. ”Subsidiaries” means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

b. Authorization; Enforcement. (i) Seller is the sole beneficial owner of the Securities, (ii) the Securities sold hereunder have been duly authorized by the appropriate corporate action of the Company, (iii) Seller has all requisite power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and thereby and to Sell the Securities, in accordance with the terms hereof and thereof, and (iv) this Agreement constitutes, and upon execution and delivery by Seller of the Securities, each of such instruments will constitute, a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms.

c. Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, $0.01 par value per share, of which 10,861,500 shares are issued and outstanding (excluding 6,900,000 shares are subject to redemption and 1,437,500 Treasury stocks), 1,000,000 shares of authorized Preferred Stock, $0.01 par value per share, of which zero (0.00) shares are issued and outstanding and 7,306,000 warrants to acquire common shares at exercise price of $11.50 per share. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and non- assessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. The Company, upon request of Buyer, will furnish to Buyer true and correct copies of the Company’s Amended and Restated Certificate of Incorporation as in effect on the date hereof (“Certificate of Incorporation”), the Company’s By- laws, as in effect on the date hereof (the “By-laws”).

d. Sale of the Shares. The Securities are free from all taxes, liens, claims and encumbrances with respect to the sale thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

e. Information. Seller is an affiliate of the Company. Seller is not aware of any facts that may constitute a breach of any of Buyer’s or Seller’s representations and warranties made herein.

f. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by Seller of the transactions contemplated hereby will not (i) conflict with or result in a violation of any provision of the Company’s Amended and Restated Certificate of Incorporation or By-laws (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which Seller or its securities are subject) applicable to Seller or any of its Subsidiaries or by which any property or asset of Seller or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect).

g. The Securities represent approximately 4% of the issued and outstanding shares of common stock of the Company and 22% of the issued and outstanding Private Placement Units of the Company.

h. Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of Seller, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect.

i. No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company’s officers has or is expected to have a Material Adverse Effect.

j. Tax Status. The Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.

k. Certain Transactions. Except for arm’s length transactions pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third parties and other than the employment agreements with management of the Company.

l. Disclosure. All information relating to or concerning the Company or any of its Subsidiaries set forth in this Agreement in connection with the transactions contemplated hereby is true and correct in all material respects and Seller has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

m. No Brokers. Seller has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

n. Professional Fees. The Company does not have any outstanding invoice or amounts owed with any professional advisors including, but not limited to, Loeb & Loeb, other attorneys, auditors and accountants.

4.	Covenants.

a. Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Section 6 and 7 of this Agreement.

b. Use of Proceeds. The Seller will loan the proceeds from the sale of the Securities to the Company for the working capital requirement of the Company. This loan will be forfeited by the Seller upon liquidation or business combination.

c. Additional Funding; Additional Expenses. The Company agrees that Buyer may, in its sole and absolute discretion, invest additional capital as needed to fund on- going expenses of the Company (“Additional Fundings”). Two (2) business days prior to the closing of such Additional Funding, the Buyer and the Company will communicate via teleconference with Subash Menon providing the relevant details of such Additional Funding. Upon the closing of Additional Fundings in excess of $25,000, Buyer will indemnify Subash Menon for any losses incurred as a result of the Additional Fundings. In any event, the Sellers and Subash Menon will not be responsible to provide any further funding required by the Company from the Effective Date of this Agreement and the Sellers will not be required to transfer, assign or sell any additional securities to the Buyer as a condition to closing such Additional Financing. All expenses in excess of $5,000 to be incurred by the Company must be approved unanimously by the Board of Directors prior to the Company committing to such expense. Upon unanimous approval by the Board of Directors, the required funds needed for the payment of such expenses must be available in the Company’s bank account prior to signing a definitive agreement or engagement letter or any such document, including an email, committing the company to such expenses.

d. Liquidation. In the event the Company is unable to close a business combination as described in the prospectus filed by the Company with the SEC on September 10, 2021, then the Seller will take all the necessary steps to enable the Company to proceed with a return of the proceeds in the trust account to its public stockholders and liquidate the Company. It is explicitly stated, understood and agreed that the Seller and/or Subash Menon will not bear any expense towards the said liquidation.

e. Business Combination. The Company will obtain a fairness opinion from an independent investment banking firm which is a member of the Financial Industry Regulatory Authority, Inc. or an independent accounting firm confirming that an initial business combination is fair to the Company from a financial point of view. The Company will engage Loeb & Loeb to vet the business combination documents.

5. Conditions to Seller’s Obligation to Sell. The obligation of Seller hereunder to sell the Securities to Buyer at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for Seller’s sole benefit and may be waived by Seller at any time in its sole discretion:

(a) Buyer shall have executed this Agreement and delivered the same to Seller.

(b) Buyer shall have delivered the Financing in accordance with Section 1(a) above.

(c) The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

(d) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(e) Buyer shall have entered into the Letter Agreement in the form attached hereto as Exhibit B.

6. Conditions to Buyer’s Obligation to Purchase. The obligation of Buyer hereunder to purchase the Securities at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for Buyer’s sole benefit and may be waived by Buyer at any time in his sole discretion:

(a) Seller shall have executed this Agreement and delivered the same to Buyer.

(b) Seller shall have delivered the transfer documents for the transfer of Securities to the Buyer, to Continental Stock Transfer & Trust Co. within five (5) business days of the Closing Date.

(c) The representations and warranties of Seller shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and Seller shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Seller at or prior to the Closing Date.

(d) On the Closing Date, Balaji Venugopal Bhat, Subbanarasimhaiah Arun and Vishant Vora shall resign as directors of the Company and Craig Marshak, Jamal Khurshid, Douglas Davis, Eric T. Shuss and Ned L. Siegel shall be appointed to the Board of Directors of the Company. Craig Marshak and Jamal Khurshid shall be appointed as Co-Chairman to the Board of Directors. Nicholos Hellyer will resign as the CFO of the Company. Further, Subash Menon will resign as CEO of the Company and Doug Davis will be appointed as CEO of the Company and will have the signature rights in the Company bank’s accounts.

(e) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(f) No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on Seller.

7.	Governing Law; Miscellaneous.

a. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Nevada or in the federal courts located in the state and county of Clarke. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Seller and Buyer waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b. Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

c. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Seller nor Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the majority in interest of Buyer.

f. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to Seller, to:

subash.menon@bannixacquisition.com and to subash.menon@pelatro.com and to
sudeesh.yezhuvath@pelatro.com

If to Buyer, to:

INSTANT FAME LLC

10620 Southern Highland, Suite 11—151
Las Vegas, NV 89141

With a copy to (which copy shall not constitute notice):

Stephen M. Fleming, Esq.

Fleming PLLC

30 Wall Street, 8th
Floor NY, NY 10005

Email: smf@flemingpllc.com

Each party shall provide notice to the other party of any change in address.

g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither Seller nor Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2(f), Buyer may assign his rights hereunder to any person that purchases Securities in a private transaction from Buyer or to any of its ”affiliates,” as that term is defined under the 1934 Act, with prior written consent of Seller. Such consent shall not be unreasonably withheld.

h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i. Survival. The representations and warranties of Seller and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of Buyer. Seller agrees to indemnify and hold harmless each of Buyer and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by Seller of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

l. Remedies. Both parties acknowledge that a breach by the other party of its obligations hereunder will cause irreparable harm to the aggrieved party by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, both parties acknowledge that the remedy at law for a breach of obligations under this Agreement by either party will be inadequate and agree, in the event of a breach or threatened breach by either party of the provisions of this Agreement, that the aggrieved party shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

m. Indemnification. The Buyer hereby indemnifies the Seller and all former directors and officers of the Company for any indemnification obligation or liability that should arise in connection with the Company pursuant to Section 4 of the Letter Agreement dated September 10, 2021.

IN WITNESS WHEREOF, the undersigned Buyer and Seller have caused this Agreement to be duly executed as of the date first above written.

SELLER:

/s/
Bannix Management LLP

/s/

Balaji Venugopal Bhat

/s/

Nicholos Hellyer

/s/

Subbanarasimhaiah Arun

/s/

Vishant Vora

/s/

Suresh Yezhuvath

BUYER:

INSTANT FAME LLC

By:	/s/
Name: Doug Davis
Title: Manager

ACKNOLWEDGED AND AGREED:

Bannix Acquisition Corp.

By:	/s/
Name: Subash Menon
Title: CEO

Schedule 1 – Details of Seller and Securities

The Seller includes all the individuals and entities mentioned in the tables given below. Each individual/entity will sell and transfer the quantity of shares and/or private placement units mentioned against their respective name.

Item	Name	Shares
B013COM	BANNIX MANAGEMENT LLP	285,000
B013COM	BALAJI VENUGOPAL BHAT	35,000
B013COM	NICHOLOS HELLYER	5,000
B013COM	SUBBANARASIMHAIAH ARUN	35,000
B013COM	VISHANT VORA	25,000

Total		385,000

Item	Name	Private Placement Units
B013UNIT	SURESH YEZHUVATH	90,000 (1)

(1) Each Private Placement Unit consists of one share of common stock, one redeemable warrant to purchase one share of common stock at a price of $11.50 per whole share and one right. Each right entitles the holder thereof to receive one-tenth (1/10) of one share of common stock upon the consummation of the Business Combination.